UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05201

Thornburg Investment Trust

(Exact name of registrant as specified in charter)

c/o Thornburg Investment Management, Inc.

2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Address of principal executive offices) (Zip code)

Garrett Thornburg, 2300 North Ridgetop Road, Santa Fe, New Mexico 87506

(Name and address of agent for service)

Registrant’s telephone number, including area code: 505-984-0200

Date of fiscal year end: September 30, 2021

Date of reporting period: September 30, 2021

Explanatory Note:

The Registrant is filing this amendment to its Form N-CSR for the period ended September 30, 2021, originally filed with the Securities and Exchange Commission on November 26, 2021 (Accession Number 0001193125-21-341127) to include the following Classes that were previously inadvertently omitted: Thornburg Limited Term Municipal Fund – Class C2 (Class Number C000222321); Thornburg California Limited Term Municipal Fund – Class C2 (Class Number C000222322); Thornburg Limited Term U.S. Government Fund – Class C2 (Class Number C000222323); Thornburg Intermediate Municipal Fund – Class C2 (Class Number C000222324); and Thornburg Limited Term Income Fund – Class C2 (Class Number C000222325). Other than the aforementioned, no other information or disclosures contained in the Registrant’s Form N-CSR filed for September 30, 2021 are being amended by this Form N-CSR/A.

Item 1. Reports to Stockholders

The following annual reports are attached hereto, in order:

Thornburg Short Duration Municipal Fund

Thornburg Limited Term Municipal Fund

Thornburg Intermediate Municipal Fund

Thornburg Strategic Municipal Income Fund

Thornburg California Limited Term Municipal Fund

Thornburg New Mexico Intermediate Municipal Fund

Thornburg New York Intermediate Municipal Fund

Thornburg Limited Term U.S. Government Fund

Thornburg Limited Term Income Fund

Thornburg Ultra Short Income Fund

Thornburg Strategic Income Fund

Thornburg Small/Mid Cap Core Fund

Thornburg International Equity Fund

Thornburg Small/Mid Cap Growth Fund

Thornburg International Growth Fund

Thornburg Investment Income Builder Fund

Thornburg Global Opportunities Fund

Thornburg Developing World Fund

Thornburg Better World International Fund

Thornburg Capital Management Fund

Thornburg Summit Fund

Annual Report
September 30, 2021
THORNBURG EQUITY FUNDS
Multi Asset
Thornburg Investment Income Builder Fund
Thornburg Summit Fund
Global Equity
Thornburg Global Opportunities Fund
International Equity
Thornburg International Equity Fund (Thornburg International Value Fund)
Thornburg Better World International Fund
Thornburg International Growth Fund
Thornburg Developing World Fund
U.S. Equity
Thornburg Small/Mid Cap Core Fund (Thornburg Value Fund)
Thornburg Small/Mid Cap Growth Fund (Thornburg Core Growth Fund)

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2  |

Thornburg Equity Funds
Annual Report  |  September 30, 2021
Investments carry risks, including possible loss of principal. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Investments in small- and mid-capitalization companies may increase the risk of greater price fluctuations. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they deposits of or guaranteed by a bank or any other entity.
Thornburg Equity Funds Annual Report  |  3

Letter to Shareholders
September 30, 2021 (Unaudited)
Dear Shareholder:
In the last several shareholder letters we have pointed out the disconnect between the on-the-ground reality of everyday life and the market dynamic playing out in your portfolios. In 2020 we endured real personal and professional challenges, and in turning the calendar on 2021 there was a palpable sense of relief and optimism. Perhaps where we are today, looking forward to the rest of 2021 and beyond, we are left with a better and more practical sense of reality. We know that any prior timeline for a back to “normal” is either untenable or indefinite. We are coming to grips with the fact that the world has changed in innumerable ways, both large and small. Most importantly, we have adapted to be able to continue to push forward and deliver.
At Thornburg Investment Management, you, our clients, are the constituency on whom we are most focused, and the volatility over the last several years has been an opportunity to execute on the promise of the firm’s platform, investment process and portfolios. Looking forward, valuations across asset classes are high and therefore vulnerable to their own high expectations as well as exogenous shocks. The global policymakers, particularly central banks, are just beginning to grapple with the second and third order effects of the extraordinary actions they took (and in many cases continue to take) over the past 18 months. At Thornburg, we see the importance of ever-lower rates and accommodative policy both for the robustness of the post-pandemic recovery as well as for the now ensuing excess of demand over supply in both goods and labor. While this may, or may not, be transitory, the effect of massive stimulus, as well as its potential withdrawal, are hard to overemphasize. While the past can be a guide to some of the outcomes that can occur, there are no clearly trodden pathways for what will occur. As market participants, we will have to navigate out of record low nominal and real global interest rates, close to record high equity prices, and a voracious appetite for less liquid investments and vehicles (including special purpose acquisition companies (SPACs), pre-IPO equity, private debt, and the like).
In this environment, just as in other volatile periods throughout Thornburg’s four-decade history, we will rely on our unsiloed, global approach to markets and investments that continues to drive our long-term investment excellence. More and more, the interconnectedness of markets and capital demands an equally interconnected approach to analysis and execution. We’re proud of the value that we’ve been able to provide to you through this collaborative and informed perspective and look forward to more opportunities like the past 18 months to help you with your financial goals.
The story of Thornburg has been one of consistent and deliberate evolution to meet your needs. This year we are on track to complete the integration of Environmental, Social, and Governance (ESG) considerations across our entire product set. We specifically rejected an approach which was separate from our pre-existing and successful investment process, as we believe that the integral incorporation of ESG factors directly into our analysis is consistent with our proven framework of examining risk and reward for individual assets, in portfolios, and across asset classes and Thornburg as whole.
Many firms have good products, but we believe that our firm’s approach is our differentiator: we evaluate individual opportunities for each portfolio with a clear understanding of the bigger picture of what you expect from us. This is what underlies the excellent long-term outcomes we’ve been able to achieve. It is our understanding of and participation in the interconnectedness of markets that is our core competency: we’re built to deliver on the promise of active management.
Thank you so much for your time and your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Thornburg Equity Funds Annual Report

Letter to Shareholders, Continued
September 30, 2021 (Unaudited)
Thornburg Investment Income Builder Fund |
September 30, 2021 (Unaudited)
Dear Fellow Shareholder:
This letter will highlight the basic results of your Fund’s investment portfolio for the 12-month period ended September 30, 2021. Your Fund’s fiscal year ended on September 30.
Thornburg Investment Income Builder Fund paid ordinary dividends of $1.18 per Class I share in fiscal year ended September 30, 2021. This was approximately 22.9% above the Fund’s Class I dividend of 94.3¢ for fiscal year 2020. The dividend per share was lower for the Fund’s Class A and Class C shares, to account for varying class-specific expenses. We currently expect more than 70% of your Investment Income Builder Fund’s equity holdings to increase dividends in calendar year 2021 vs 2020. This was the primary driver of the Fund’s higher income this year. Your Fund’s interest income was also higher this fiscal year.
The net asset value of the Fund’s Class I shares increased by $4.29 per share ($18.84 to $23.13) over the fiscal year ended September 30, 2021. Investment Income Builder Fund’s Class I share return of 29.18% for the period exceeded the blended benchmark return of 20.89% (75% MSCI World Net Total Return USD Index and 25% Bloomberg U.S. Aggregate Bond Total Return Value USD Index). In 2021, your Fund recovered more than all of the share price decline that occurred from February 14, 2020 to March 31, 2020 as the COVID-19 pandemic gained momentum globally and set off a chain reaction of selling across a range of financial assets.
We believe Thornburg Investment Income Builder Fund is a bargain priced portfolio of income producing assets that should be capable of generating additional price appreciation along with income in the coming years. Listed below in descending order are the 25 largest equity holdings in the Fund at September 30, 2021 quarter end, along with their 2020 calendar year and 2021 share price changes in US dollars through September 30. Also noted are dividend yields at closing September 30, 2021 stock prices. Individual position sizes of the 25 equities listed range from 4.2% (Taiwan Semiconductor) of Fund assets to approximately 1.4% for those shown near the bottom of the list.
Thornburg Investment Income Builder Fund – Top 25 Equity Holdings as of September 30, 2021
(Together, these 25 investments account for approximately 65% of Fund assets as of September 30 2021; cash and approximately 200 interest bearing debt and hybrid securities compose 15% of assets; and 28 other equity investments account for 20% of Fund assets).

Thornburg Equity Funds Annual Report  |  5

Letter to Shareholders, Continued
September 30, 2021 (Unaudited)
These are not trivial businesses. In our view, these firms occupy important positions in their respective markets, and they tend to be well capitalized.
The 28 equity investments shown below account for approximately 20% of your Fund’s total net assets as of September 30, 2021. Some of these are non-cyclical businesses (e.g., electric utilities Electricite de France and E.ON, or pharmaceutical developer AstraZeneca). Others are cyclical businesses that have paid attractive dividends in recent years (e.g., LyondellBasell, Norilsk Nickel), non-bank financial entities with attractive dividends (e.g., Chimera Investment, SLR Investment Corporation), industrial commodity producers that should benefit from any 2022 economic recovery (e.g., Glencore, Lukoil), or industrial conglomerate (e.g., Siemens).
Compare the sector allocations of the equities in the Fund’s portfolio at calendar quarter ends over the last fiscal year:
The reader will notice a decrease in portfolio exposure to communications services sector firms and increased exposure to more cyclical financial and materials sector firms. Your Fund’s increased exposure to financial firms year-on-year reflects bargain hunting in an unloved sector that has delivered stronger results than it is being given credit for in the market. In addition, in our view, financial firms should have relative resilience to somewhat higher inflation. The higher materials sector exposures reflect strong share price performance from U.S.-based chemicals producer LyondellBasell and from miners Norilsk Nickel and Glencore. The nickel and copper produced by these latter two have shown to be increasingly important materials for facilitating the energy transition to greener sources of power.
Your Fund’s reduction in communications services sector holdings is due to profit taking in order to reduce the position

6  |  Thornburg Equity Funds Annual Report

Letter to Shareholders, Continued
September 30, 2021 (Unaudited)
size of Deutsche Telekom and the sale of smaller positions in Netherlands-based KPN and Singapore Telecom. The reduction in your Fund’s holdings in the real estate sector reflects profit taking in its positions in wireless communications tower landlord Crown Castle International and display advertiser Lamar Advertising. Valuation multiples of both have appreciated significantly above longer term averages in 2021.
During the fiscal year under review, 36 of your Fund’s equity investments contributed at least 0.25% to overall portfolio performance. Spanish electric utility Endesa was the only equity investment that detracted at least -0.25% from portfolio performance. The top contributors to portfolio performance included Taiwan Semiconductor, JPMorgan Chase, Chimera Investment Corporation, Regions Financial, Equitable Holdings, Total Energies, Broadcom, Glencore, and Samsung Electronics. We retain investments in each of these top fiscal year 2021 contributors, though we have trimmed position sizes in several of these for risk management purposes.
Your Fund’s bond holdings delivered positive returns and increased interest income during the year under review. We were able to execute timely purchases of asset backed securities during periods of relative confusion around possible COVID-19 impacts on the performance of these securities. Ten-year U.S. Treasury bond yields rose from 0.69% to 1.49% over the course of the fiscal year, but corporate and asset-backed bond prices increased as yield spreads to government bonds narrowed. The yield of the Bloomberg U.S. High Yield Bond Index declined from 5.77% to 4.04% during the fiscal year, even as U.S. Treasury bond yields rose. On September 30, 2021 the $68.1 trillion Bloomberg Global Aggregate Bond Index showed an average maturity of 9.15 years and a yield of 1.17%. Yields on bonds in this index, comprised of investment grade bonds from both developed market and emerging market issuers, are not keeping pace with inflation. Robust appetite for meager portions of interest income from a range of investors fully offset the formidable new supply of debt issuance by governments and corporations over the last year, sustaining increased prices.
Nine of Thornburg Investment Income Builder’s 10 largest equity holdings have traded debt issues outstanding as of October 2021. The following table compares equity dividend yields from these issuers with their debt yields, citing specific debt issues of these firms and their market yields indicated by Bloomberg. The reader will note that the dividend yields tend to exceed the debt yields, mostly by significant margins.
Readers of past Fund commentaries who are long time shareholders of the Fund will recall that the interest-bearing debt portion of the Fund’s portfolio has varied over time, ranging from less than 9% in 2015 to 45% on June 30, 2009. We tend to allocate more portfolio assets to interest bearing debt when yields are more attractive. In the September 2021 fiscal year, approximately 73% of the Fund’s income was derived from stock dividends, the remainder coming from interest.
The quarter ended September 30, 2021 was the 75th full calendar quarter since the inception of Thornburg Investment Income Builder Fund in December 2002. In 56 of these quarters the Fund delivered a positive total return. The Fund has delivered positive total returns in 14 of its 18 calendar years of existence. Importantly, Thornburg Investment Income Builder Fund has delivered an average annualized total return of more than 8.9% since its inception, split between quarterly income distributions and share price appreciation.
We believe the extreme dislocation caused by the COVID-19 pandemic will be temporary. Restrictions on movement and business operations remain in place in certain countries, but these are loosening. The global economy is improving, and aggregate demand is strong. Economic news flow today is dominated by stories of shortages of labor, energy, semiconductors, other materials, and tight conditions in global shipping and logistics. People around the world continue to trade with each other, and we expect global trade and consumption to trend higher in the coming quarters.

Thornburg Equity Funds Annual Report  |  7

Letter to Shareholders, Continued
September 30, 2021 (Unaudited)
Thank you for being a shareholder of Thornburg Investment Income Builder Fund.
Sincerely,

Brian McMahon Portfolio Manager Chief Investment Strategist and Managing Director	Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

Ben Kirby, cfa Portfolio Manager Head of Investments and Managing Director	Matt Burdett Portfolio Manager and Managing Director
8  |  Thornburg Equity Funds Annual Report

Letter to Shareholders, Continued
September 30, 2021 (Unaudited)
Thornburg Global Opportunities Fund |
September 30, 2021 (Unaudited)
Dear Fellow Shareholder:
This letter will highlight the results of the Thornburg Global Opportunities Fund investment portfolio for the twelve-month period ended September 30, 2021. Your Fund’s fiscal year ended on September 30.
The net asset value of the Fund’s Class I shares increased by $7.68 per share ($31.81 to $39.49) during the annual period under review. In addition, we paid $2.39/share of dividend with respect to Class I shares, bringing the total return for the 12- month period to 33.17%. This total return exceeded the 27.44% return of the MSCI All Country World Net Total Return USD Index, your Fund’s benchmark, by 5.73% for the year ended September 30, 2021. Dividend amounts and returns for other classes of Thornburg Global Opportunities Fund shares varied slightly based on class-specific expenses.
In July of 2021 we marked the 15th anniversary of your Fund’s inception. From its inception on July 28, 2006 through September 30, 2021, Thornburg Global Opportunities Fund has outpaced its benchmark by an average margin of over 3.1% per year, resulting in a total cumulative return since inception of 359% (Class I shares) versus 195% for the MSCI All Country World Net Total Return USD Index.
Most equities held in the Thornburg Global Opportunities Fund at September 30, 2021 recovered strongly in the last 12 months from their March 2020 price troughs. Listed below in descending order are the 20 largest equity holdings in the Fund as of September 30, 2021, along with calendar 2020 returns and 2021 returns through September 30 [the latter in parentheses, returns shown in US dollars]. We also show the trailing 5-year average annual revenue growth rates for these businesses through calendar year end 2020, or the latest reported fiscal year end. Together, these firms comprise approximately 78% of your Fund’s total assets, near-cash debt comprises 3% of Fund assets, and 15 other equities comprise a total of approximately 19% of Fund assets. Individual position sizes of the Fund’s top 20 positions range from 5% or more (Reliance Industries, Alphabet, Capital One, and NN Group) to approximately 2.7% for those shown near the bottom of this list.

Thornburg Equity Funds Annual Report  |  9

Letter to Shareholders, Continued
September 30, 2021 (Unaudited)
These are not trivial businesses. They tend to be well capitalized. Most of these have emerged from the 2020 economic valley with their competitive positions intact or improved. As the trailing annual revenue growth rates indicate, most have been growing faster than the global economy in recent years. Some of the slower growers over the 2015-2020 period appear to be advantaged in their industries at this time and poised for better future cash generation.
Those of the Fund’s holdings whose share price performances lagged the overall market in 2020 performed better in the first half of 2021. All eight of the 20 largest investments listed in the preceding table that delivered negative returns in calendar 2020 turned around to deliver positive returns in 2021 through September 30.
The following table summarizes major sector weightings within the Thornburg Global Opportunities Fund portfolio as of September 30, 2021 and one year earlier.
The reader will notice an increase in portfolio exposure to more cyclical financial, energy and materials sector firms in favor of decreased exposure to technology, consumer discretionary, and industrial sector firms. Your Fund’s increased exposure to financial firms year-on-year reflects bargain hunting in an unloved sector that has delivered stronger results than it is being given credit for on the market, and in our view that should have relative resilience to higher inflation. The higher energy and materials sector exposures reflect strong share price performance from Reliance Industries, CF Industries, and OCI NV, along with new investments in Total Energies, Lundin Mining, and Antofagasta. The latter two of these are copper miners. Copper has become an increasingly important material for facilitating the energy transition to greener sources of power.
Your Fund’s reduction in information technology sector holdings is almost entirely due to profit taking in GDS Holdings, a U.S. listed data center developer and operator doing business mostly in China. GDS was a strong contributor to your Fund’s calendar 2020 performance. We sold virtually the entire position this fiscal year to make room for other opportunities as our assessment of further upside potential narrowed for various reasons. The reduction in your Fund’s holdings in the industrials sector reflects profit taking in a portion of our position in Vestas Wind Systems, sale of all shares of Ryanair Holdings on price strength shortly after the approval of the first COVID-19 vaccine in Q4’2020, and replacement of defense contractor L3Harris Technology with a somewhat larger position in information technology security services provider CACI International.
During the fiscal year under review, 25 of your Fund’s equity investments contributed at least 0.25% to overall portfolio performance. Three of your Fund’s equity investments detracted at least -0.25% from portfolio performance. The top six contributors to portfolio performance included Capital One Financial, Google parent company Alphabet, Charles Schwab, Citigroup, Netherlands based fertilizer manufacturer OCI NV, and Netherlands-based insurer NN Group. We retain investments in each of these top fiscal year 2021 contributors, though we have trimmed position sizes in several of these for risk management purposes. Capital One, Citigroup, and OCI were among the most significant detractors from your Fund’s performance in the prior fiscal year 2020. It paid-off in 2021 to closely follow fundamental developments with these businesses and be patient investors.
The six greatest detractors from your Fund’s portfolio performance during fiscal year 2021 included China-based digital commerce firms Alibaba and Tencent Holdings, Macau casino operator Galaxy Entertainment, U.S.-based medical services firm Teladoc Health, and copper miners Antofagasta and Lundin Mining. We retained positions in each of these as of September 30, 2021.
We believe the extreme dislocation caused by the Covid-19 pandemic will be temporary. Restrictions on movement and business operations remain in place in certain countries, but these are loosening. The global economy is improving, and aggregate demand is strong. Economic news flow today is dominated by stories of shortages of labor, energy, semiconductors, other materials, and tight conditions in global shipping and logistics. People around the world continue to trade with each other, and we expect global trade and consumption to trend higher in the coming quarters.

10  |  Thornburg Equity Funds Annual Report

Letter to Shareholders, Continued
September 30, 2021 (Unaudited)
Our Investment Framework
Thornburg Global Opportunities Fund seeks capital appreciation from a focused portfolio of global investments and invests primarily in a broad range of equity securities. We believe the structure of the Fund—built on our core investment principles of flexibility, focus, and value—provides a durable framework for value-added investing.
We urge shareholders of the Fund to maintain a long-term investment perspective rather than placing too much emphasis on return figures that are available daily, weekly, monthly and quarterly. Clear examples of the benefits in keeping a longer-term investment perspective are illustrated by comparing the trailing 12-month return for Class I shares of your Fund as of March 31, 2021 [+74.18%] with the returns from the single quarter ending March 31, 2020 [-24.8%]. In general, the businesses in your portfolio have managed well through the
Covid-19 impacted quarters despite the initial impact of the pandemic on their share prices. We continue to follow our core investment principles of flexibility, focus, and value, as we have since the Fund’s inception back in 2006.
Thank you for being a shareholder of Thornburg Global Opportunities Fund.
Sincerely,

Brian McMahon Portfolio Manager Chief Investment Strategist and Managing Director	Miguel Oleaga Portfolio Manager and Managing Director

Thornburg Equity Funds Annual Report  |  11

Thornburg Investment Income Builder Fund

Investment Goal and Fund Overview
The Investment Income Builder Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation.
The Fund pursues its investment goals by investing in a broad range of income producing securities, primarily stocks and bonds. Equity investments normally will be weighted in favor of companies which pay dividends. The Fund may invest in securities of issuers domiciled in or economically tied to countries outside the United States, including developing countries. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers.
See letter beginning on page 5 of this report for a discussion of factors affecting the Fund’s performance for the reporting period ended September 30, 2021.
Performance Summary
September 30, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INVESTMENT INCOME BUILDER FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INVESTMENT INCOME BUILDER FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/24/02)
Without sales charge	28.90%	6.59%	7.68%	7.78%	8.96%
With sales charge	23.11%	4.96%	6.69%	7.29%	8.70%
Class C Shares (Incep: 12/24/02)
Without sales charge	27.93%	5.79%	6.88%	7.00%	8.27%
With sales charge	26.93%	5.79%	6.88%	7.00%	8.27%
Class I Shares (Incep: 11/3/03)	29.18%	6.84%	7.95%	8.10%	8.45%
Class R3 Shares (Incep: 2/1/05)	28.39%	6.19%	7.30%	7.44%	7.06%
Class R4 Shares (Incep: 2/1/08)	28.60%	6.31%	7.41%	7.55%	5.61%
Class R5 Shares (Incep: 2/1/07)	29.07%	6.74%	7.85%	7.98%	6.29%
Class R6 Shares (Incep: 4/10/17)	29.32%	6.94%	-	-	7.78%
MSCI World Net Total Return USD Index (Since 12/24/02)	28.82%	13.14%	13.74%	12.68%	9.43%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the Fund’s most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.22%; C shares, 1.95%; I shares, 0.98%; R3 shares, 1.56%; R4 shares, 1.58%; R5 shares, 1.12%; R6 shares, 0.91%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: R4 shares, 1.47%; R5 shares, 1.06%; R6 shares, 0.87%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
30-day SEC Yield as of 9/30/21 (Class A Shares) : 2.63%
12  |   Thornburg Equity Funds Annual Report

Thornburg Summit Fund

Investment Goal and Fund Overview
The Summit Fund seeks to grow real wealth over time. “Real wealth” for this purpose is a mix of capital appreciation and current income that is intended to exceed the rate of inflation. Under normal conditions the Fund’s investments are expected to emphasize long positions in equity securities and fixed income obligations, though the Fund may also invest a significant amount of its assets in short positions in equity securities and fixed income obligations, in commodities-related investments, in derivative instruments, in currencies, and in cash or cash equivalents.
There are no specific percentage limitations on the amount of the Fund’s portfolio that may be invested in a particular asset class, and the proportions of the Fund’s assets that are invested in the respective asset classes are expected to vary over time and from time to time depending upon Thornburg’s perceptions of which types of investments represent better values and opportunities to achieve the Fund’s investment goal.
Performance drivers and detractors for the reporting period ended September 30, 2021
» Selection effect within both equities and fixed income contributed strongly to the Fund’s outperformance relative to its benchmark index during the trailing 12-month period ended September 30, 2021. The Fund’s position to cash was detractive to relative performance. For the one-year period ended September 30, 2021, the Fund (Class I shares) returned 24.63% versus a return of 15.48% for the benchmark blended index.
» Within the Fund’s equity positions, selection effect from communication services and information technology contributed positively to the Fund’s performance.
» The Fund’s modestly underweight allocation to equities, versus our 60/40 blended benchmark, and stock selection within energy, detracted from performance.
» Within the Fund’s fixed income positions, outperformance relative to the Fund’s benchmark index was primarily driven by strong security selection across sectors. Selection effect was particularly strong within asset backed securities.
» On a geographic basis, an overweight to U.S. fixed income was also additive to the Fund’s performance relative to its benchmark index.
Performance Summary
September 30, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SUMMIT FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SUMMIT FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class I Shares (Incep: 3/1/19)	24.63%	-	-	-	18.69%
60% MSCI All Country (AC) World Net Total Return USD Index/40% Bloomberg Global Aggregate Bond Index (Since 3/1/19)	15.48%	-	-	-	11.52%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the Fund’s most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.72%; I shares, 1.47%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: A shares, 1.40%; I shares, 1.15%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Annual Report  |  13

Thornburg Global Opportunities Fund

Investment Goal and Fund Overview
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world.
A flexible mandate allows the Fund to pursue long-term performance using a broad approach to geography and market capitalization. The Fund invests primarily in a broad range of equity securities, including common stocks, preferred stocks and publicly traded real estate investment trusts, including smaller companies with market capitalizations less than $500 million. Investment decisions are based on domestic and international economic developments, outlooks for securities markets, interest rates and inflation, the supply and demand for debt and equity securities, and analysis of specific issuers.
See letter beginning on page 9 of this report for a discussion of factors affecting the Fund’s performance for the reporting period ended September 30, 2021.
Performance Summary
September 30, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG GLOBAL OPPORTUNITIES FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG GLOBAL OPPORTUNITIES FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 7/28/06)
Without sales charge	32.82%	13.42%	12.02%	13.18%	10.11%
With sales charge	26.85%	11.69%	11.00%	12.66%	9.78%
Class C Shares (Incep: 7/28/06)
Without sales charge	31.77%	12.57%	11.18%	12.32%	9.27%
With sales charge	30.77%	12.57%	11.18%	12.32%	9.27%
Class I Shares (Incep: 7/28/06)	33.17%	13.75%	12.37%	13.59%	10.57%
Class R3 Shares (Incep: 2/1/08)	32.48%	13.17%	11.79%	13.00%	7.60%
Class R4 Shares (Incep: 2/1/08)	32.62%	13.28%	11.90%	13.11%	7.70%
Class R5 Shares (Incep: 2/1/08)	33.18%	13.75%	12.35%	13.58%	8.16%
Class R6 Shares (Incep: 4/10/17)	33.32%	13.90%	-	-	10.78%
MSCI AC World Net Total Return USD Index (Since 7/28/06)	27.44%	12.58%	13.20%	11.90%	7.39%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.32%; C shares, 2.06%; I shares, 1.08%; R3 shares, 2.00%; R4 shares, 1.62%; R5 shares, 1.28%; R6 shares, 1.03%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.85%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
14  |   Thornburg Equity Funds Annual Report

Thornburg International Equity Fund

Investment Goal and Fund Overview
The International Equity Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. The secondary, nonfundamental goal of the Fund is to seek some current income. The Fund invests primarily in non-U.S. companies selected on a value basis using fundamental research. Under normal conditions, the Fund invests at least 80% of its assets in common stocks or depositary receipts. As described in more detail in the Fund Prospectus, the portfolio is diversified to include basic value stocks, but also includes stocks of companies with consistent earnings characteristics and those of emerging franchises, when these issues are value priced.
Performance drivers and detractors for the reporting period ended September 30, 2021
» For the one-year period ended September 30, 2021, the Fund (Class I shares) returned 20.05% versus a return of 23.92% for the MSCI AC World ex-USA Net Total Return USD Index and 25.73% for the MSCI EAFE Net Total Return USD Index.
» The Fund’s overweighting in China and Switzerland, which underperformed, were negative detractors from Fund performance during the reporting period, while zero weights in India, Australia and Russia, an underweighting in Canada and an average 5% allocation of Fund holdings to cash also detracted.
» Strong bottom-up stock selection in China and Switzerland more than offset the drag from our overweight there, and the two countries, along with Japan, were the three largest country contributors to Fund performance.
» Active trimming of the Fund’s China position helped preserve strong relative performance there for the period despite the market’s drop. China, which is represented in the MSCI AC World ex-USA Net Total Return USD Index but not the MSCI EAFE Net Total Return USD Index, more than accounts for the difference in the Fund’s performance against the two indices over the period.
» The Fund’s investments categorized as basic value companies delivered strong performance during a period where value stocks in the MSCI AC World ex-USA Net Total Return USD Index outperformed growth stock in the index by about 15%, but companies in the Fund’s consistent earners and emerging franchise baskets underperformed on average while still delivering positive returns.
Performance Summary
September 30, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INTERNATIONAL EQUITY FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INTERNATIONAL EQUITY FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 5/28/98)
Without sales charge	19.66%	12.24%	10.00%	8.22%	7.82%
With sales charge	14.26%	10.53%	8.99%	7.72%	7.61%
Class C Shares (Incep: 5/28/98)
Without sales charge	18.83%	11.46%	9.21%	7.43%	6.99%
With sales charge	17.83%	11.46%	9.21%	7.43%	6.99%
Class I Shares (Incep: 3/30/01)	20.05%	12.61%	10.38%	8.61%	7.74%
Class R3 Shares (Incep: 7/1/03)	19.46%	12.03%	9.81%	8.03%	8.52%
Class R4 Shares (Incep: 2/1/07)	19.69%	12.25%	10.03%	8.24%	4.92%
Class R5 Shares (Incep: 2/1/05)	19.97%	12.54%	10.30%	8.53%	7.29%
Class R6 Shares (Incep: 5/1/12)	20.21%	12.77%	10.53%	-	7.67%
MSCI AC World ex USA Net Total Return USD Index (Since 5/28/98)	23.92%	8.03%	8.94%	7.48%	5.20%
MSCI EAFE Net Total Return USD Index (Since 5/28/98)	25.73%	7.62%	8.81%	8.10%	4.75%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.26%; C shares, 1.94%; I shares, 0.93%; R3 shares, 1.58%; R4 shares, 1.32%; R5 shares, 1.02%; R6 shares, 0.90%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.45%; R4 shares, 1.25%; R5 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Annual Report  |  15

Thornburg Better World International Fund

Investment Goal and Fund Overview
The Better World International Fund seeks long-term capital appreciation. The Fund invests primarily in a broad range of foreign companies, based on fundamental research combined with analysis of those environmental, social and governance (ESG) characteristics that the investment manager identifies as significant. The Fund targets companies of any size or country of origin, and which are high-quality, attractively valued and, in our view, also demonstrate one or more significant positive ESG characteristics. The Fund portfolio is diversified to include basic value stocks, companies with consistent earnings, and emerging franchises as described in more detail in the Fund Prospectus.
Performance drivers and detractors for the reporting period ended September 30, 2021
» For the one-year period ended September 30, 2021, the Fund (Class I shares) returned 37.72% versus a return of 23.92% for the MSCI AC World ex-USA Net Total Return USD Index.
» The Fund’s strong outperformance versus its benchmark was driven almost entirely by bottom-up stock selection, consistent with its investment process.
» Despite a difficult 12 months for Chinese markets, China was the single biggest country contributor to the Fund’s overall performance, driven by strong stock selection.
» The Fund’s holdings in Japan and Switzerland underperformed its index during the period but were also large contributors to Fund performance on strong bottom-up stock selection. The Fund’s underweightings or zero weights in India, South Korea, Taiwan, Australia and Russia detracted from performance as those markets outperformed. The Fund’s cash allocation also detracted from its performance relative to its index.
» Sector allocation had a negative effect as the Fund’s zero weight in energy and its underweight in financials detracted as those sectors outperformed. The Fund’s overweight positions in industrials and information technology and underweighting in consumer staples were positives.
» The Fund’s stock selection was a positive performance contributor in eight out of 11 sectors. Performance was strongest in the Fund’s emerging franchise basket led by Chinese and Japanese names but was also strong in the Fund’s basic value basket, led by financial, shipping and semiconductor companies.
Performance Summary
September 30, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG BETTER WORLD INTERNATIONAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG BETTER WORLD INTERNATIONAL FUND	1-YR	3-YR	5-YR	SINCE INCEPTION
Class A Shares (Incep: 10/1/15)
Without sales charge	37.04%	17.62%	13.24%	13.79%
With sales charge	30.85%	15.84%	12.20%	12.93%
Class C Shares (Incep: 10/1/15)
Without sales charge	35.91%	16.87%	12.56%	13.11%
With sales charge	34.91%	16.87%	12.56%	13.11%
Class I Shares (Incep: 10/1/15)	37.72%	18.39%	14.05%	14.61%
MSCI AC World ex USA Net Total Return USD Index (Since 9/30/15)	23.92%	8.03%	8.94%	8.99%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.94%; C shares, 3.31%; I shares, 1.33%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: A shares, 1.83%; C shares, 2.38%; I shares, 1.09%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
16  |   Thornburg Equity Funds Annual Report

Thornburg International Growth Fund

Investment Goal and Fund Overview
The International Growth Fund seeks long-term growth of capital by investing in equity securities from around the world selected for their growth potential based on management’s belief that the companies will have growing revenues and earnings. The Fund can invest in companies of any size, from large, well-established firms to small, emerging growth franchises. Management uses traditional fundamental research to evaluate securities and make buy/sell decisions.
Performance drivers and detractors for the reporting period ended September 30, 2021
» Stock selection was the primary driver of Fund performance over the past year, not allocation impacts from sectors, countries or regions. For the one-year period ended September 30, 2021, the Fund (Class I shares) returned 8.34% versus a return of 16.95% for the MSCI AC World ex USA Growth Net Total Return USD Index.
» Foreign currency exposure had a slightly positive impact on the Fund’s performance relative to its benchmark index due to a weakening dollar against a basket of currencies.
» Fund positions in developed North America, Sweden and the Netherlands were the primary positive contributors to the Fund’s performance for the period relative to its benchmark index, while positions in China, France and Japan detracted from relative performance.
» Overweight positions in information technology and consumer staples companies were positive contributors to the Fund’s performance relative to its benchmark index. Stock selection within the financials and consumer discretionary sectors were primary detractors.
» Basket performance was positive for all three baskets, with the consistent growers basket providing the most significant contribution to performance among the three baskets.
Performance Summary
September 30, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INTERNATIONAL GROWTH FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INTERNATIONAL GROWTH FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 2/1/07)
Without sales charge	8.07%	10.38%	11.51%	10.38%	8.15%
With sales charge	3.20%	8.70%	10.48%	9.87%	7.82%
Class C Shares (Incep: 2/1/07)
Without sales charge	7.21%	9.54%	10.66%	9.53%	7.38%
With sales charge	6.21%	9.54%	10.66%	9.53%	7.38%
Class I Shares (Incep: 2/1/07)	8.34%	10.72%	11.88%	10.79%	8.64%
Class R3 Shares (Incep: 2/1/08)	7.78%	10.15%	11.32%	10.22%	7.29%
Class R4 Shares (Incep: 2/1/08)	7.91%	10.27%	11.43%	10.35%	7.40%
Class R5 Shares (Incep: 2/1/08)	8.35%	10.71%	11.89%	10.79%	7.83%
Class R6 Shares (Incep: 2/1/13)	8.46%	10.84%	12.01%	-	9.38%
MSCI AC World ex USA Growth Net Total Return USD Index (Since 2/1/07)	16.95%	11.94%	11.22%	9.32%	5.05%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.31%; C shares, 2.07%; I shares, 1.02%; R3 shares, 2.03%; R4 shares, 1.45%; R5 shares, 1.31%; R6 shares, 0.99%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 1.50%; R4 shares, 1.40%; R5 shares, 0.99%; R6 shares, 0.89%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Annual Report  |  17

Thornburg Developing World Fund

Investment Goal and Fund Overview
The Developing World Fund’s primary investment goal is long-term capital appreciation. The Fund invests at least 80% of its assets in equity securities of developing country issuers. A developing country issuer is a company or sovereign entity that is domiciled or otherwise tied economically to one or more developing countries. The Fund portfolio is diversified to include basic value stocks, companies with consistent earnings, and emerging franchises as described in more detail in the Fund Prospectus.
Performance drivers and detractors for the reporting period ended September 30, 2021
» For the trailing one-year period ended September 30, 2021, 100% of the Fund’s outperformance on a sector basis was attributable to strong stock selection, with sector allocation decisions essentially neutral and currency allocation decisions modestly detractive. For the one-year period ended September 30, 2021, the Fund (Class I shares) returned 20.78% versus a return of 18.20% for the MSCI Emerging Markets Net Total Return USD Index.
» The Fund’s stock selection within information technology, communication services and industrials were especially additive.
» An underweight allocation in the portfolio to materials and stock selection within consumer discretionary detracted from the Fund’s performance relative to its benchmark index.
» On a geographic basis, the portfolio’s outperformance was driven by a combination of strong stock selection and country allocation, with currency detracting modestly from the Fund’s performance relative to its benchmark index.
» Stock selection in India and the Philippines were especially additive, while stock selection in China and the impact of the Fund’s underweight positioning in Europe, the Middle East and Africa (EMEA) detracted from performance during the period.
Performance Summary
September 30, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG DEVELOPING WORLD FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG DEVELOPING WORLD FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/16/09)
Without sales charge	20.33%	13.68%	10.72%	8.54%	7.63%
With sales charge	14.92%	11.95%	9.70%	8.04%	7.21%
Class C Shares (Incep: 12/16/09)
Without sales charge	19.49%	12.82%	9.88%	7.73%	6.85%
With sales charge	18.49%	12.82%	9.88%	7.73%	6.85%
Class I Shares (Incep: 12/16/09)	20.78%	14.09%	11.14%	9.01%	8.12%
Class R5 Shares (Incep: 2/1/13)	20.72%	14.09%	11.14%	-	6.31%
Class R6 Shares (Incep: 2/1/13)	20.90%	14.20%	11.25%	-	6.42%
MSCI Emerging Markets Net Total Return USD Index (Since 12/16/09)	18.20%	8.58%	9.23%	6.09%	4.63%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R5 and R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.48%; C shares, 2.23%; I shares, 1.18%; R5 shares, 1.89%; R6 shares, 1.15%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: I shares, 1.09%; R5 shares, 1.09%; R6 shares, 0.99%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
18  |   Thornburg Equity Funds Annual Report

Thornburg Small/Mid Cap Core Fund

Investment Goal and Fund Overview
The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. The secondary, non-fundamental goal of the Fund is to seek some current income. Under normal conditions, the Fund invests at least 80% of its net assets in small- and mid-capitalization companies.
With its core approach to stock selection, the Fund seeks to invest in a broadly diversified portfolio of companies the Fund categorizes as basic values, consistent earners, and emerging franchises, as described in more detail in the Fund Prospectus. The relative proportions of securities invested in each of those categories will vary over time.
Performance drivers and detractors for the reporting period ended September 30, 2021
Note: During the period the Fund underwent a formal name and benchmark index change. The Fund’s previous name was Thornburg Value Fund and its benchmark was the S&P 500 Total Return Index. Effective December 18, 2020, it was renamed Thornburg Small/Mid Cap Core Fund and its benchmark became the Russell 2500 Total Return Index.
9/30/2020 to 12/17/2020 (Benchmark S&P 500 Total Return Index)
» Through December 17, 2020, the Fund outperformed its benchmark, the S&P 500 Total Return Index, primarily due to stock selection.
» The Fund’s relative overweighting and stock selection within the top-performing financials sector boosted its performance against its benchmark, as did stock selection within the information technology sector. The Fund’s holdings in consumer discretionary and communications services detracted from performance during this period.
» The Fund’s overallocation to small- and mid- capitalization stocks aided performance as small- and mid- capitalization stocks, broadly, outperformed.
12/18/2020 to 9/30/2021 (Benchmark Russell 2500 Total Return Index)
» The Fund underperformed its benchmark during this period, the Russell 2500 Total Return Index, primarily due to stock selection. The Fund’s allocation towards slightly larger companies was beneficial as mid-capitalization companies outperformed small-capitalization companies, while its sector allocation detracted slightly from Fund performance.
» The Fund’s financials and health care sector holdings were positive contributors to performance during this period, however, the positive relative impact on Fund performance was not enough to overcome the performance detraction from stock selection in the consumer discretionary and consumer staples sectors.
» Returns of mid- capitalization stocks outpaced small- capitalization stocks within the benchmark during this period. The Fund’s stock selection was overall negative in the small- and mid- capitalization portions of the portfolio, which was enough to outweigh the Fund’s positive performance due to stock selection and allocation to companies with market capitalizations of over $12 billion.
Performance Summary
September 30, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SMALL/MID CAP CORE FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SMALL/MID CAP CORE FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 10/2/95)
Without sales charge	30.46%	10.70%	12.82%	13.66%	10.16%
With sales charge	24.59%	9.02%	11.79%	13.14%	9.97%
Class C Shares (Incep: 10/2/95)
Without sales charge	29.40%	9.80%	11.92%	12.78%	9.31%
With sales charge	28.40%	9.80%	11.92%	12.78%	9.31%
Class I Shares (Incep: 11/2/98)	30.88%	11.07%	13.22%	14.09%	8.50%
Class R3 Shares (Incep: 7/1/03)	30.41%	10.68%	12.81%	13.68%	8.80%
Class R4 Shares (Incep: 2/1/07)	30.54%	10.79%	12.92%	13.79%	7.30%
Class R5 Shares (Incep: 2/1/05)	30.88%	11.07%	13.22%	14.08%	8.97%
S&P 500 Total Return Index (Since 10/2/95)	30.00%	15.99%	16.90%	16.63%	10.06%
Russell 2500 Total Return Index (Since 10/2/95)	45.03%	12.47%	14.25%	15.27%	10.62%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4 and R5 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.34%; C shares, 2.12%; I shares, 1.09%; R3 shares, 1.73%; R4 shares, 1.74%; R5 shares, 1.43%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: A shares, 1.18%; C shares, 2.04%; I shares, 0.84%; R3 shares, 1.20%; R4 shares, 1.10%; R5 shares, 0.84%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Equity Funds Annual Report  |  19

Thornburg Small/Mid Cap Growth Fund

Investment Goal and Fund Overview
The Fund seeks long-term growth of capital by investing in equity securities selected for their growth potential. Under normal conditions, the Fund invests at least 80% of its net assets in small- and mid-capitalization companies.
The Fund seeks to invest in a diversified portfolio of companies the Fund categorizes as consistent earners, growth industry leaders, and emerging franchises, as described in more detail in the Fund Prospectus. The relative proportions of securities invested in each of those categories will vary over time.
Performance drivers and detractors for the reporting period ended September 30, 2021
Note: During the period, the Fund underwent a formal name and benchmark index change. The Fund’s previous name was Thornburg Core Growth Fund and its benchmark was the Russell 3000 Total Return Growth Index. Effective December 18, 2020, it was renamed Thornburg Small/Mid Cap Growth Fund and its benchmark became the Russell 2500 Growth Total Return Index.
9/30/2020 to 12/17/2020 (Benchmark Russell 3000 Total Return Growth Index)
» Through December 18, 2020, the Fund outperformed its benchmark, the Russell 3000 Total Return Growth Index, primarily due to stock selection.
» The Fund’s information technology holdings were the primary drivers of performance during this period and its holdings in financials and consumer staples also contributed. No sectors were relative detractors to Fund performance. Cash holdings were a drag on performance during this period due to strong, broad-based returns in the equity market.
» Small- and mid- capitalization stocks outperformed large capitalization stocks during this period but comprised under 10% of the benchmark and the Fund’s portfolio. Thus, the relative impact of stock selection attributable to market capitalization was muted.
12/18/2020 to 9/30/2021 (Benchmark Russell 2500 Growth Total Return Index)
» The Fund underperformed its benchmark, the Russell 2500 Growth Total Return Index, primarily due to stock selection as opposed to market capitalization and sector allocation decisions.
» The Fund’s industrials and health care sector holdings were positive contributors to performance during this period, however, the positive relative impact on Fund performance was not enough to overcome the performance drag from its holdings in information technology, communication services and consumer discretionary companies.
» Returns of mid-capitalization companies outpaced small-capitalization companies within the Fund’s benchmark. The Fund’s stock selection in mid-capitalization companies, which make up the majority of the index and the Fund’s portfolio, was the primary drag on performance during the period, followed by small-capitalization stock selection.
Performance Summary
September 30, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SMALL/MID CAP GROWTH FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SMALL/MID CAP GROWTH FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/27/00)
Without sales charge	14.69%	14.49%	16.54%	16.36%	8.23%
With sales charge	9.53%	12.74%	15.47%	15.83%	8.00%
Class C Shares (Incep: 12/27/00)
Without sales charge	13.80%	13.60%	15.63%	15.46%	7.38%
With sales charge	12.80%	13.60%	15.63%	15.46%	7.38%
Class I Shares (Incep: 11/3/03)	15.04%	14.88%	16.96%	16.82%	10.67%
Class R3 Shares (Incep: 7/1/03)	14.45%	14.30%	16.37%	16.23%	10.67%
Class R4 Shares (Incep: 2/1/07)	14.56%	14.41%	16.48%	16.34%	8.29%
Class R5 Shares (Incep: 10/3/05)	15.04%	14.87%	16.96%	16.82%	10.05%
Russell 2500 Growth Total Return Index (Since 12/27/00)	31.98%	16.01%	18.21%	17.20%	9.38%
Russell 3000 Total Return Growth Index (Since 12/27/00)	27.57%	21.27%	22.30%	19.40%	8.56%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares are subject to a 1% CDSC for the first year only. There is no sales charge for Class I, R3, R4 and R5 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers or expense reimbursements are as follows: A shares, 1.33%; C shares, 2.09%; I shares, 1.06%; R3 shares, 1.71%; R4 shares, 2.00%; R5 shares, 1.26%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: A shares, 1.20%; C shares, 2.03%; I shares, 0.84%; R3 shares, 1.35%; R4 shares, 1.25%; R5 shares, 0.84%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
20  |   Thornburg Equity Funds Annual Report

Glossary
September 30, 2021 (Unaudited)
The Bloomberg U.S. Aggregate Bond Total Return Index Value USD is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The Bloomberg Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan European Aggregate, and the Asian-Pacific Aggregate indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.
Thornburg Investment Income Builder Fund’s Blended Index is composed of 25% Bloomberg US Aggregate Bond Total Return Index Value USD and 75% MSCI World Net Total Return USD Index, rebalanced monthly.
Bond Credit Ratings (Credit Quality) – A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
The MSCI World Net Total Return USD Index is an unmanaged market-weighted index that consists of securities traded in 23 of the world’s most developed countries. Securities are listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI All Country (AC) World Net Total Return USD Index is a market capitalization weighted index that is representative of the market structure of 47 developed and emerging market countries in North and South America, Europe, Africa, the Middle East, and the Pacific Rim. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI All Country (AC) World ex-USA Total Return Index is a market capitalization weighted index representative of the market structure of 45 developed and emerging market countries in North and South America, Europe, Africa, and the Pacific Rim, excluding securities of United States issuers. Beginning in January 2001, the index is calculated with net dividends reinvested in U.S. dollars. Prior data is calculated with gross dividends.
The MSCI World ESG Leaders Index is a capitalization weighted index that provides exposure to companies with high Environmental, Social and Governance (ESG) performance relative to their sector peers. MSCI World ESG Leaders Index is constructed by aggregating the following regional Index MSCI Pacific ESG Leaders Index, MSCI Europe & Middle East ESG Leaders Index, MSCI Canada ESG Leaders Index and MSCI USA ESG Leaders Index. The parent index is MSCI World Index, which consists of large and mid-cap companies in 23 Developed Markets Countries.
The MSCI EAFE (Europe, Australasia, Far East) Net Total Return USD Index is an unmanaged index. It is a generally accepted benchmark for major overseas markets. Index weightings represent the relative capitalizations of the major overseas developed markets on a U.S. dollar adjusted basis. The index is calculated with net dividends reinvested in U.S. dollars.
The MSCI All Country (AC) World ex USA Growth Net Total Return USD Index is a market capitalization weighted index that includes growth companies in developed and emerging markets throughout the world, excluding the United States.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The S&P 500 Total Return Index is an unmanaged broad measure of the U.S. stock market. Source: Frank Russell Company.
The Russell 2500 Growth Total Return Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500™ companies with higher growth earning potential as defined by FTSE Russell’s leading style methodology. Source: Frank Russell Company.
The Russell 3000 Total Return Growth Index is an unmanaged index comprised of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. Source: Frank Russell Company.
Net Adjusted S&P 500 Index – For illustration purposes, the net adjusted S&P 500 Index adjusts the total return of the S&P 500 Index to reflect the same net exposure as the Fund.
P/E - Price/Earnings ratio (P/E ratio) is a valuation ratio of a company’s current share price compared to its per-share earnings. P/E equals a company’s market value per share divided by earnings per share. Forecasted P/E is not intended to be a forecast of the Fund’s future performance.
Price/Book ratio (P/B ratio) – A ratio used to compare a stock’s market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter’s book value per share.
Yield to Worst (YTW) – The lowest potential yield that can be received on a bond without the issuer actually defaulting.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Any securities, sectors, or countries mentioned are for illustration purposes only. Holdings are subject to change. Under no circumstances does the information contained within represent a recommendation to buy or sell any security.
The information given should not be considered tax advice. Please consult your tax advisor for personal tax questions and concerns.
Thornburg Equity Funds Annual Report  |  21

The Dividend Landscape
Thornburg Investment Income Builder Fund  |  September 30, 2021 (Unaudited)
To appreciate the investment environment in which Thornburg Investment Income Builder Fund operates, you may wish to review these highlights of the “dividend landscape.”
The S&P 500 Index Payout Ratio — A Historical Perspective
The dividend payout ratio is a fraction that expresses dividend payments as a percentage of per-share earnings. As the economy slowed in the wake of the financial crisis, earnings-per-share on average declined, causing the payout ratio to spike, even as dividends paid by the S&P 500 portfolio declined. Earnings have since materially improved, bringing the payout ratio back in line with the overall trend in recent times.
Corporate Willingness to Pay Dividends is Key to the Fund’s Investment Process
The Russell 1000 Index includes approximately 1,000 public companies that are supposed to be generally representative of corporate America. Between 1980 and 1993, at least 75% of these firms paid some dividend. Between 1994 and 2001, the percentage of Russell 1000 companies paying dividends sank to just over 50%, indicating a preference towards reinvesting retained earnings in growth initiatives. Dividends returned to fashion between 2002 and 2008. A reduction in the number of Russell 1000 firms paying dividends followed the 2008 recession. However, from early 2010, the number steadily climbed back to around 70%.
Rising Dividend Payments Despite Decreasing Dividend Yields
Over time, the dollar dividend per unit of the S&P 500 Index has generally increased. Because the price of the index itself has increased even more, the yield on the S&P 500 Index, as a percentage of the current index price, has generally decreased in recent decades. You should note, however, that the dollar yield on an original investment made at a fixed point in time (say, 1970 or 1989) has increased, even without reinvestment of dividends.
S&P 500 Index Payout Ratio
Source: Bloomberg, beginning in 1999 (uses operating earnings); “Irrational Exuberance”
by Robert J. Shiller, through 1998 (uses reported earnings).
Percentage of Companies Paying Dividends in Russell 1000 Index
Source: CSFB Quantitative and Equity Derivatives Strategy, Baseline, and FactSet.
S&P 500 Index Average Yield vs. Annual Dividends from a Hypothetical $100,000 Investment (Dividends not Reinvested)
Source: Bloomberg and FactSet as of 9/30/21.
Past performance does not guarantee future results.

22  |  Thornburg Equity Funds Annual Report

The Dividend Landscape, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2021 (Unaudited)
The Top 100 Dividend Yields
	RUSSELL 1000 INDEX	RUSSELL 2000 INDEX
Financials	25%	35%
Real Estate	24%	36%
Utilities	13%	3%
Energy	10%	10%
Materials	6%	3%
Consumer Staples	5%	5%
Consumer Discretionary	4%	1%
Health Care	4%	1%
Information Technology	4%	1%
Communication Services	4%	2%
Industrials	1%	3%
Source: FactSet as of September 30, 2021.
Estimated Average Dividend Yields (MSCI Indices) of Markets Around the Globe
Source: Bloomberg as of September 30, 2021.
A Truly Diversified Dividend-Paying Portfolio Must Look Beyond the Obvious High-Yield Stocks!
In the (large cap) Russell 1000 Index, 49% of the top 100 dividend payers are in the financials and real estate sectors. In the (small cap) Russell 2000 Index, 71% of the top 100 dividend-yielding stocks are real estate or financials companies. To construct a diversified portfolio of attractive yielding stocks, one must look beyond these sectors. We certainly do.
Dividend yield is a ratio that shows how much a company pays out in dividends each year relative to its share price.
Global Diversification Can Improve the Portfolio Yield
Since firms outside the U.S. tend to pay higher dividends than U.S. firms, particularly outside the financial and utility sectors, we maintain the ability to diversify the Thornburg Investment Income Builder Fund into foreign dividend-paying stocks to try to take advantage of these opportunities.
Diversification does not assure or guarantee better performance and cannot eliminate the risk of investment losses.
Dividends are not guaranteed.

Thornburg Equity Funds Annual Report  |  23

Fund Summary
Thornburg Investment Income Builder Fund  |  September 30, 2021 (Unaudited)
PORTFOLIO COMPOSITION
TOP TEN EQUITY HOLDINGS
Taiwan Semiconductor Manufacturing Co. Ltd.	4.1%
Orange SA	3.8%
Vodafone Group plc	3.8%
TotalEnergies SE	3.8%
Broadcom, Inc.	3.5%
Samsung Electronics Co. Ltd.	3.2%
China Mobile Ltd.	3.0%
CME Group, Inc.	2.9%
AbbVie, Inc.	2.9%
JPMorgan Chase & Co.	2.7%

SECTOR EXPOSURE (percent of equity holdings)
Financials	27.0%
Information Technology	16.6%
Communication Services	16.0%
Health Care	12.0%
Consumer Staples	5.5%
Energy	5.4%
Utilities	4.8%
Materials	4.7%
Consumer Discretionary	3.5%
Industrials	3.3%
Real Estate	1.2%
24  |  Thornburg Equity Funds Annual Report

Fund Summary, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2021 (Unaudited)
QUARTERLY DIVIDEND HISTORY, CLASS A
YEAR	Q1	Q2	Q3	Q4	TOTAL
2003	9.2¢	11.2¢	12.4¢	17.5¢	50.3¢
2004	10.2¢	12.5¢	15.0¢	21.8¢	59.5¢
2005	11.0¢	13.6¢	17.4¢	29.0¢	71.0¢
2006	12.5¢	16.0¢	19.2¢	33.0¢	80.7¢
2007	14.2¢	18.5¢	21.5¢	36.8¢	91.0¢
2008	17.9¢	21.8¢	26.0¢	36.8¢	102.5¢
2009	18.0¢	24.2¢	28.0¢	34.5¢	104.7¢
2010	19.8¢	25.0¢	32.0¢	36.0¢	112.8¢
2011	21.0¢	26.0¢	32.0¢	37.5¢	116.5¢
2012	21.5¢	26.0¢	28.5¢	36.0¢	112.0¢
2013	21.5¢	25.3¢	25.0¢	24.5¢	96.3¢
2014	22.5¢	24.0¢	27.0¢	26.0¢	99.5¢
2015	16.5¢	20.0¢	20.0¢	25.3¢	81.8¢
2016	17.0¢	18.5¢	19.5¢	21.5¢	76.5¢
2017	17.0¢	20.0¢	26.0¢	29.5¢	92.5¢
2018	18.0¢	20.0¢	24.0¢	28.0¢	90.0¢
2019	19.0¢	21.5¢	25.0¢	30.0¢	95.5¢
2020	19.0¢	19.0¢	21.0¢	29.0¢	88.0¢
2021	22.5¢	27.5¢	31.0¢
We do not expect each sequential quarter’s dividend to increase over that of the prior quarter, since dividend payments outside the United States tend to be seasonal. Rather, the Fund aspires to increase the dividend paid on an annual basis.
Thornburg Equity Funds Annual Report  |  25

Fund Summary, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2021 (Unaudited)
EVOLUTION OF INDUSTRY GROUP EXPOSURE
Top 10 industry groups quarter by quarter (percent of equity holdings)
As of 9/30/2021
Telecommunication Services	16.0%
Pharmaceuticals, Biotechnology & Life Sciences	12.0%
Semiconductors & Semiconductor Equipment	11.7%
Diversified Financials	11.7%
Banks	7.9%
Insurance	7.4%
Energy	5.4%
Food & Staples Retailing	5.1%
Technology Hardware & Equipment	4.9%
Utilities	4.8%

As of 6/30/2021
Telecommunication Services	18.0%
Diversified Financials	12.5%
Semiconductors & Semiconductor Equipment	12.1%
Pharmaceuticals, Biotechnology & Life Sciences	11.2%
Banks	7.2%
Insurance	6.4%
Technology Hardware & Equipment	5.4%
Food & Staples Retailing	4.9%
Energy	4.8%
Utilities	4.7%

As of 3/31/2021
Telecommunication Services	19.9%
Semiconductors & Semiconductor Equipment	12.6%
Diversified Financials	12.6%
Pharmaceuticals, Biotechnology & Life Sciences	10.8%
Banks	7.4%
Insurance	5.8%
Technology Hardware & Equipment	5.5%
Food & Staples Retailing	5.1%
Energy	4.6%
Materials	4.3%

As of 12/31/2020
Telecommunication Services	18.9%
Semiconductors & Semiconductor Equipment	14.3%
Diversified Financials	12.8%
Pharmaceuticals, Biotechnology & Life Sciences	11.2%
Banks	6.6%
Technology Hardware & Equipment	6.0%
Food Staples & Retailing	5.0%
Energy	4.9%
Insurance	4.6%
Materials	4.1%

THORNBURG INVESTMENT INCOME BUILDER FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TIBAX	885-215-558
Class C	TIBCX	885-215-541
Class I	TIBIX	885-215-467
Class R3	TIBRX	885-215-384
Class R4	TIBGX	885-215-186
Class R5	TIBMX	885-215-236
Class R6	TIBOX	885-216-663
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
26  |  Thornburg Equity Funds Annual Report

Fund Summary
Thornburg Summit Fund  |  September 30, 2021 (Unaudited)
PORTFOLIO COMPOSITION
SECTOR EXPOSURE (percent of equity holdings)
Information Technology	26.8%
Financials	18.2%
Communication Services	17.6%
Consumer Discretionary	14.6%
Health Care	9.3%
Industrials	4.4%
Materials	3.2%
Energy	3.1%
Consumer Staples	2.8%
TOP TEN LONG HOLDINGS
Microsoft Corp.	2.3%
Alphabet, Inc. Class A	2.2%
JPMorgan Chase & Co.	2.1%
Apple, Inc.	1.7%
Amazon.com, Inc.	1.6%
TotalEnergies SE	1.6%
Merck & Co., Inc.	1.6%
Deutsche Telekom AG	1.5%
Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	1.4%
Capital One Financial Corp.	1.4%

THORNBURG SUMMIT FUND	NASDAQ SYMBOLS	CUSIPS
Class I	TSUMX	885-216-580
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes. Class A shares are not currently available for purchase.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Annual Report  |  27

Fund Summary
Thornburg Global Opportunities Fund  |  September 30, 2021 (Unaudited)
ASSET STRUCTURE
MARKET CAPITALIZATION EXPOSURE
TOP TEN EQUITY HOLDINGS
Reliance Industries Ltd.	5.9%
Alphabet, Inc. Class A	5.4%
Capital One Financial Corp.	5.2%
NN Group NV	4.9%
Facebook, Inc. Class A	4.5%
Samsung Electronics Co. Ltd.	4.4%
TotalEnergies SE	4.4%
Citigroup, Inc.	4.2%
Barratt Developments plc	3.8%
China Telecom Corp. Ltd.	3.8%

SECTOR EXPOSURE
Financials	17.8%
Communication Services	17.7%
Information Technology	13.0%
Materials	11.8%
Energy	10.3%
Consumer Discretionary	10.0%
Health Care	7.9%
Industrials	5.6%
Consumer Staples	3.2%
Other Assets Less Liabilities	2.7%

TOP TEN INDUSTRY GROUPS
Media & Entertainment	11.8%
Materials	11.8%
Energy	10.3%
Diversified Financials	8.7%
Semiconductors & Semiconductor Equipment	8.5%
Pharmaceuticals, Biotechnology & Life Sciences	7.4%
Telecommunication Services	5.9%
Retailing	5.2%
Insurance	4.9%
Technology Hardware & Equipment	4.4%

THORNBURG GLOBAL OPPORTUNITIES FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THOAX	885-215-343
Class C	THOCX	885-215-335
Class I	THOIX	885-215-327
Class R3	THORX	885-215-145
Class R4	THOVX	885-215-137
Class R5	THOFX	885-215-129
Class R6	THOGX	885-216-655
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

28  |  Thornburg Equity Funds Annual Report

Fund Summary
Thornburg International Equity Fund  |  September 30, 2021 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
TotalEnergies SE	3.5%
Kuehne + Nagel International AG	2.9%
China Merchants Bank Co. Ltd. Class A	2.8%
LVMH Moet Hennessy Louis Vuitton SE	2.8%
Mitsubishi UFJ Financial Group, Inc.	2.8%
Kweichow Moutai Co. Ltd. Class A	2.7%
ABB Ltd.	2.6%
Telefonaktiebolaget LM Ericsson Class B	2.6%
adidas AG	2.6%
Z Holdings Corp.	2.3%

SECTOR EXPOSURE
Industrials	17.8%
Information Technology	16.4%
Financials	14.1%
Consumer Discretionary	10.5%
Communication Services	7.5%
Materials	7.1%
Utilities	5.6%
Consumer Staples	5.1%
Energy	3.5%
Health Care	3.2%
Other Assets Less Liabilities	9.2%

TOP TEN INDUSTRY GROUPS
Banks	10.8%
Capital Goods	10.7%
Consumer Durables & Apparel	8.8%
Materials	7.1%
Technology Hardware & Equipment	6.9%
Media & Entertainment	6.2%
Semiconductors & Semiconductor Equipment	5.8%
Utilities	5.6%
Transportation	4.8%
Food, Beverage & Tobacco	4.1%

THORNBURG INTERNATIONAL EQUITY FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TGVAX	885-215-657
Class C	THGCX	885-215-640
Class I	TGVIX	885-215-566
Class R3	TGVRX	885-215-525
Class R4	THVRX	885-215-269
Class R5	TIVRX	885-215-368
Class R6	TGIRX	885-216-804
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Annual Report  |  29

Fund Summary
Thornburg Better World International Fund  |  September 30, 2021 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Kanzhun Ltd. ADR	5.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.2%
Renesas Electronics Corp.	3.2%
China Longyuan Power Group Corp. Ltd. Class H	3.2%
ING Groep N.V.	3.1%
Mitsubishi UFJ Financial Group, Inc.	3.0%
Schneider Electric SE	2.8%
ABB Ltd.	2.8%
NIO, Inc. ADR	2.6%
Telefonaktiebolaget LM Ericsson Class B	2.4%

SECTOR EXPOSURE
Information Technology	21.7%
Industrials	17.9%
Financials	12.2%
Consumer Discretionary	11.7%
Communication Services	10.4%
Materials	9.7%
Utilities	4.1%
Real Estate	1.7%
Health Care	1.6%
Other Assets Less Liabilities	9.0%

TOP TEN INDUSTRY GROUPS
Banks	12.2%
Semiconductors & Semiconductor Equipment	11.3%
Media & Entertainment	10.4%
Materials	9.7%
Capital Goods	8.7%
Software & Services	6.1%
Consumer Durables & Apparel	5.5%
Commercial & Professional Services	5.1%
Technology Hardware & Equipment	4.3%
Utilities	4.1%

THORNBURG BETTER WORLD INTERNATIONAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TBWAX	885-216-721
Class C	TBWCX	885-216-713
Class I	TBWIX	885-216-697
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

30  |  Thornburg Equity Funds Annual Report

Fund Summary
Thornburg International Growth Fund  |  September 30, 2021 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Adyen NV	5.5%
Nestle SA	4.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.0%
MercadoLibre, Inc.	3.9%
AstraZeneca plc	3.8%
Alibaba Group Holding Ltd.	3.3%
Activision Blizzard, Inc.	3.2%
ASML Holding NV	3.1%
Tencent Holdings Ltd.	3.1%
Shopify, Inc. Class A	2.8%

SECTOR EXPOSURE
Information Technology	30.2%
Consumer Discretionary	20.7%
Communication Services	17.2%
Industrials	8.5%
Health Care	8.3%
Consumer Staples	5.1%
Materials	3.9%
Financials	1.9%
Energy	0.8%
Other Assets Less Liabilities	3.4%

TOP TEN INDUSTRY GROUPS
Software & Services	21.6%
Media & Entertainment	15.3%
Retailing	13.0%
Semiconductors & Semiconductor Equipment	8.6%
Pharmaceuticals, Biotechnology & Life Sciences	8.1%
Commercial & Professional Services	5.6%
Food, Beverage & Tobacco	5.1%
Consumer Durables & Apparel	4.1%
Materials	3.9%
Capital Goods	2.0%

THORNBURG INTERNATIONAL GROWTH FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TIGAX	885-215-319
Class C	TIGCX	885-215-293
Class I	TINGX	885-215-244
Class R3	TIGVX	885-215-178
Class R4	TINVX	885-215-160
Class R5	TINFX	885-215-152
Class R6	THGIX	885-216-820
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Annual Report  |  31

Fund Summary
Thornburg Developing World Fund  |  September 30, 2021 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Taiwan Semiconductor Manufacturing Co. Ltd.	8.1%
Tencent Holdings Ltd.	4.7%
Samsung Electronics Co. Ltd.	3.9%
AIA Group Ltd.	3.1%
Bank Rakyat Indonesia Persero Tbk PT	3.1%
HDFC Bank Ltd.	3.1%
Micron Technology, Inc.	3.0%
LUKOIL PJSC Sponsored ADR	2.8%
China Longyuan Power Group Corp. Ltd. Class H	2.8%
Converge ICT Solutions, Inc.	2.7%

SECTOR EXPOSURE
Information Technology	27.2%
Financials	17.6%
Consumer Discretionary	13.6%
Communication Services	11.0%
Consumer Staples	7.1%
Materials	6.6%
Energy	5.8%
Industrials	4.8%
Utilities	3.4%
Health Care	0.8%
Other Assets Less Liabilities	2.1%

TOP TEN INDUSTRY GROUPS
Semiconductors & Semiconductor Equipment	13.4%
Banks	10.0%
Media & Entertainment	7.2%
Software & Services	7.0%
Technology Hardware & Equipment	6.8%
Retailing	6.6%
Materials	6.6%
Energy	5.8%
Diversified Financials	4.4%
Telecommunication Services	3.8%

THORNBURG DEVELOPING WORLD FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THDAX	885-216-408
Class C	THDCX	885-216-507
Class I	THDIX	885-216-606
Class R5	THDRX	885-216-846
Class R6	TDWRX	885-216-838
Class I, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

32  |  Thornburg Equity Funds Annual Report

Fund Summary
Thornburg Small/Mid Cap Core Fund  |  September 30, 2021 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Avantor, Inc.	3.8%
LPL Financial Holdings, Inc.	3.2%
Jones Lang LaSalle, Inc.	3.1%
Signature Bank	3.0%
OneMain Holdings, Inc.	2.7%
Sensient Technologies Corp.	2.6%
AES Corp.	2.5%
Diamondback Energy, Inc.	2.5%
Casella Waste Systems, Inc. Class A	2.5%
Pinnacle Financial Partners, Inc.	2.3%

SECTOR EXPOSURE
Information Technology	22.1%
Industrials	18.9%
Health Care	12.6%
Financials	11.1%
Consumer Discretionary	8.6%
Materials	8.3%
Real Estate	4.6%
Communication Services	4.5%
Energy	4.1%
Consumer Staples	2.5%
Utilities	2.5%
Other Assets Less Liabilities	0.2%

TOP TEN INDUSTRY GROUPS
Software & Services	10.0%
Capital Goods	9.5%
Health Care Equipment & Services	8.8%
Materials	8.3%
Commercial & Professional Services	7.3%
Semiconductors & Semiconductor Equipment	6.3%
Diversified Financials	5.9%
Technology Hardware & Equipment	5.8%
Banks	5.2%
Real Estate	4.6%

THORNBURG SMALL/MID CAP CORE FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TVAFX	885-215-731
Class C	TVCFX	885-215-715
Class I	TVIFX	885-215-632
Class R3	TVRFX	885-215-533
Class R4	TVIRX	885-215-277
Class R5	TVRRX	885-215-376
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Equity Funds Annual Report  |  33

Fund Summary
Thornburg Small/Mid Cap Growth Fund  |  September 30, 2021 (Unaudited)
MARKET CAPITALIZATION EXPOSURE
BASKET STRUCTURE
TOP TEN EQUITY HOLDINGS
Avantor, Inc.	4.1%
Heska Corp.	3.4%
Repligen Corp.	3.2%
Kornit Digital Ltd.	3.1%
Nuvei Corp.	3.0%
Floor & Decor Holdings, Inc. Class A	2.9%
Elastic N.V.	2.8%
Horizon Therapeutics plc	2.8%
Zynga, Inc. Class A	2.8%
Chart Industries, Inc.	2.8%

SECTOR EXPOSURE
Information Technology	35.1%
Health Care	21.6%
Industrials	17.2%
Consumer Discretionary	12.7%
Communication Services	5.1%
Financials	4.1%
Consumer Staples	3.8%
Other Assets Less Liabilities	0.4%

TOP TEN INDUSTRY GROUPS
Software & Services	22.5%
Pharmaceuticals, Biotechnology & Life Sciences	12.2%
Capital Goods	10.0%
Health Care Equipment & Services	9.4%
Semiconductors & Semiconductor Equipment	7.2%
Retailing	5.5%
Technology Hardware & Equipment	5.4%
Commercial & Professional Services	5.1%
Media & Entertainment	5.1%
Food, Beverage & Tobacco	3.8%

THORNBURG SMALL/MID CAP GROWTH FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THCGX	885-215-582
Class C	TCGCX	885-215-574
Class I	THIGX	885-215-475
Class R3	THCRX	885-215-517
Class R4	TCGRX	885-215-251
Class R5	THGRX	885-215-350
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

34  |  Thornburg Equity Funds Annual Report

Schedule of Investments
Thornburg Investment Income Builder Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 84.2%
	Automobiles & Components — 0.5%
	Automobiles — 0.5%
	Stellantis NV	2,764,000	$ 52,602,016
			52,602,016
	Banks — 6.6%
	Banks — 6.6%
	BNP Paribas SA	1,824,000	116,700,735
	Citigroup, Inc.	765,314	53,709,737
	JPMorgan Chase & Co.	1,817,580	297,519,670
	Regions Financial Corp.	11,467,529	244,373,043
			712,303,185
	Capital Goods — 2.8%
	Aerospace & Defense — 0.7%
	BAE Systems plc	9,463,900	71,680,094
	Construction & Engineering — 1.1%
	Bouygues SA	2,959,200	122,414,279
	Industrial Conglomerates — 1.0%
	Siemens AG	645,200	105,523,103
			299,617,476
	Diversified Financials — 9.9%
	Capital Markets — 5.3%
[a]	Apollo Investment Corp.	3,787,783	49,127,545
	CME Group, Inc.	1,610,270	311,394,013
[a]	SLR Investment Corp.	4,607,900	88,149,127
	UBS Group AG	8,018,372	127,986,149
	Diversified Financial Services — 2.0%
	Equitable Holdings, Inc.	5,628,308	166,823,049
	M&G plc	15,374,000	42,004,949
	Mortgage Real Estate Investment Trusts — 2.6%
[a]	Chimera Investment Corp.	17,842,311	264,958,318
	Granite Point Mortgage Trust, Inc.	1,417,500	18,668,475
			1,069,111,625
	Energy — 4.3%
	Oil, Gas & Consumable Fuels — 4.3%
	LUKOIL PJSC Sponsored ADR	649,200	61,644,502
[a,b,c]	Malamute Energy, Inc.	12,439	12,439
	TotalEnergies SE	8,562,100	409,250,770
			470,907,711
	Food & Staples Retailing — 4.3%
	Food & Staples Retailing — 4.3%
	Tesco plc	86,962,630	296,162,844
	Walgreens Boots Alliance, Inc.	3,663,195	172,353,325
			468,516,169
	Food, Beverage & Tobacco — 0.3%
	Food Products — 0.3%
	Nestle SA	289,900	34,930,056
			34,930,056
	Insurance — 6.3%
	Insurance — 6.3%
	Assicurazioni Generali SpA	12,024,147	254,661,622
	Aviva plc	6,072,000	32,180,847
	AXA SA	3,398,000	94,169,609
	Legal & General Group plc	5,479,000	20,585,070
	NN Group NV	5,350,300	280,260,664
See notes to financial statements.	Thornburg Equity Funds Annual Report | 35

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
			681,857,812
	Materials — 4.0%
	Chemicals — 1.1%
	LyondellBasell Industries NV Class A	1,320,889	$ 123,965,433
	Metals & Mining — 2.9%
	Glencore plc	41,903,800	197,119,841
	MMC Norilsk Nickel PJSC ADR	3,858,600	114,619,311
			435,704,585
	Pharmaceuticals, Biotechnology & Life Sciences — 10.1%
	Biotechnology — 2.9%
	AbbVie, Inc.	2,871,000	309,694,770
	Pharmaceuticals — 7.2%
	AstraZeneca plc	1,111,000	133,895,198
	Merck & Co., Inc.	2,009,769	150,953,750
	Novartis AG	223,100	18,294,012
	Organon & Co.	200,976	6,590,003
	Pfizer, Inc.	5,122,685	220,326,682
	Roche Holding AG	702,400	256,354,754
			1,096,109,169
	Real Estate — 1.0%
	Equity Real Estate Investment Trusts — 1.0%
	Lamar Advertising Co. Class A,	264,029	29,954,090
	Washington Real Estate Investment Trust	3,063,074	75,811,082
			105,765,172
	Retailing — 2.5%
	Specialty Retail — 2.5%
	Home Depot, Inc.	828,813	272,066,155
			272,066,155
	Semiconductors & Semiconductor Equipment — 9.9%
	Semiconductors & Semiconductor Equipment — 9.9%
	Broadcom, Inc.	777,839	377,197,466
	QUALCOMM, Inc.	1,909,206	246,249,390
	Taiwan Semiconductor Manufacturing Co. Ltd.	21,840,000	451,696,698
			1,075,143,554
	Technology Hardware & Equipment — 4.1%
	Communications Equipment — 0.9%
	Cisco Systems, Inc.	1,841,551	100,235,621
	Technology Hardware, Storage & Peripherals — 3.2%
	Samsung Electronics Co. Ltd.	5,648,500	350,176,503
			450,412,124
	Telecommunication Services — 13.5%
	Diversified Telecommunication Services — 6.7%
[d]	China Telecom Corp. Ltd. Class H,	334,555,000	111,051,898
	Deutsche Telekom AG	10,161,000	203,770,659
	Orange SA	37,920,780	410,108,006
	Wireless Telecommunication Services — 6.8%
[d]	China Mobile Ltd.	55,120,774	330,740,448
	Vodafone Group plc	269,148,924	409,561,710
			1,465,232,721
	Utilities — 4.1%
	Electric Utilities — 3.4%
	Electricite de France SA	8,856,000	111,285,757
	Endesa SA	4,387,800	88,490,945
	Enel SpA	22,506,171	172,739,751
	Multi-Utilities — 0.7%
36 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	E.ON SE	5,714,000	$ 69,743,349
			442,259,802
	Total Common Stock (Cost $6,804,008,860)		9,132,539,332
	Preferred Stock — 0.3%
	Banks — 0.1%
	Banks — 0.1%
[e,f,g]	First Horizon Bank 3.75% (LIBOR 3 Month + 0.85%)	12,000	10,248,744
			10,248,744
	Diversified Financials — 0.0%
	Capital Markets — 0.0%
[f,g]	Morgan Stanley Series A, 4.00% (LIBOR 3 Month + 0.70%)	120,000	3,009,600
			3,009,600
	Energy — 0.2%
	Oil, Gas & Consumable Fuels — 0.2%
[f]	Crestwood Equity Partners LP 9.25%	2,166,596	21,644,294
			21,644,294
	Total Preferred Stock (Cost $34,858,652)		34,902,638
	Asset Backed Securities — 3.0%
	Auto Receivables — 1.7%
	ACC Trust,
[e]	Series 2019-1 Class C, 6.41% due 2/20/2024	$ 2,500,000	2,556,120
[e]	Series 2020-A Class A, 6.00% due 3/20/2023	7,641,067	7,761,938
[e]	Series 2020-A Class B, 12.50% due 6/20/2025	6,680,000	7,066,490
	American Credit Acceptance Receivables Trust,
[e]	Series 2019-3 Class F, 5.42% due 5/12/2026	6,850,000	7,140,142
[e]	Series 2019-4 Class F, 5.37% due 9/14/2026	5,000,000	5,200,891
[e]	Series 2020-1 Class F, 4.75% due 11/13/2026	5,460,000	5,624,495
	Carvana Auto Receivables Trust,
[e]	Series 2019-4A Class R, due 10/15/2026	32,000	11,818,893
[e]	Series 2021-N1 Class R, due 1/10/2028	24,500	12,829,048
[e]	Series 2021-N2 Class R, due 3/10/2028	10,500	6,682,320
[e]	Series 2021-P1 Class R, due 12/10/2027	24,000	6,140,278
[e]	Series 2021-P2 Class R, due 5/10/2028	8,000	3,952,320
	CPS Auto Receivables Trust,
[e]	Series 2018-B Class E, 5.61% due 12/16/2024	5,158,000	5,423,409
[e]	Series 2019-A Class E, 5.81% due 3/16/2026	1,000,000	1,057,466
[e]	Series 2020-A Class E, 4.09% due 12/15/2025	2,000,000	2,066,145
[e]	Series 2020-C Class F, 6.67% due 11/15/2027	3,000,000	3,171,948
[b,e]	CPS Auto Securitization Trust, Series 2021-1A Class A, 7.86% due 6/16/2026	14,000,000	14,028,000
[b,e]	Credit Suisse ABS Trust, Series 2020-AT1 Class CERT, 0.01% due 6/15/2026	40,000	2,408,220
[e]	DT Auto Owner Trust, Series 2020-1A Class E, 3.48% due 2/16/2027	4,500,000	4,618,139
	Flagship Credit Auto Trust,
[e]	Series 2018-4 Class R, 0.01% due 3/16/2026	53,000	6,542,664
[e]	Series 2019-1 Class R, 0.01% due 6/15/2026	6,000	860,242
[e]	Series 2019-2 Class R, 0.01% due 12/15/2026	53,000	11,148,402
[e]	Series 2019-3 Class R, 0.01% due 12/15/2026	60,000	13,328,154
[e]	Series 2019-4 Class R, 0.01% due 3/15/2027	42,000	11,587,787
[e]	Foursight Capital Automobile Receivables Trust, Series 2020-1 Class F, 4.62% due 6/15/2027	3,180,000	3,266,728
[e]	JPMorgan Chase Bank NA - CACLN, Series 2021-1 Class R, 28.348% due 9/25/2028	3,917,792	4,030,585
[e]	Santander Consumer Auto Receivables Trust, Series 2020-AA Class R, 0.01% due 1/16/2029	45,588	8,630,606
[e]	Veros Automobile Receivables Trust, Series 2020-1 Class D, 5.64% due 2/16/2027	5,000,000	5,043,938
[e]	Westlake Automobile Receivables Trust, Series 2019-3A Class F, 4.72% due 4/15/2026	8,000,000	8,192,416
			182,177,784
	Other Asset Backed — 1.3%
[e]	Amur Equipment Finance Receivables VIII LLC, Series 2020-1A Class E, 7.00% due 1/20/2027	5,536,362	5,722,309
See notes to financial statements.	Thornburg Equity Funds Annual Report | 37

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[e]	Aqua Finance Trust, Series 2020-AA Class D, 7.15% due 7/17/2046	$ 8,200,000	$ 8,513,515
	CFG Investments Ltd.,
[e]	Series 2021-1 Class C, 7.48% due 5/20/2032	2,340,000	2,395,066
[e]	Series 2021-1 Class D, 9.07% due 5/20/2032	800,000	819,653
	Consumer Loan Underlying Bond Credit Trust,
[e]	Series 2018-P3 Class C, 5.54% due 1/15/2026	3,653,029	3,690,470
[e]	Series 2019-HP1 Class C, 4.70% due 12/15/2026	6,700,000	6,888,038
[e,g]	Series 2019-HP1 Class CERT, due 12/15/2026	400,000	3,971,160
[e]	Series 2019-P1 Class C, 4.66% due 7/15/2026	7,500,000	7,634,407
[e]	Series 2020-P1 Class C, 4.61% due 3/15/2028	5,000,000	5,131,265
[b,e]	Goldman Home Improvement Trust, Series 2021-GRN2 Class R due 6/20/2051	42,000	6,805,680
	LendingClub Receivables Trust,
[e]	Series 2019-1 Class CERT, due 7/17/2045	281,200	3,358,246
[e]	Series 2019-7 Class R1, 0.01% due 1/15/2027	6,250,000	3,131,250
[e]	Series 2019-7 Class R2, 0.01% due 1/15/2027	1,250,000	626,250
	LendingPoint Asset Securitization Trust,
[e]	Series 2020-REV1 Class B, 4.494% due 10/15/2028	8,000,000	8,430,433
[e]	Series 2020-REV1 Class C, 7.699% due 10/15/2028	25,750,000	27,209,003
	Marlette Funding Trust,
[e]	Series 2019-1A Class C, 4.42% due 4/16/2029	5,344,000	5,406,729
[e]	Series 2021-1A Class R, due 6/16/2031	9,550	3,643,603
[e]	Series 2021-2A Class R, due 9/15/2031	26,000	10,043,329
	Mosaic Solar Loan Trust,
[b,e]	Series 2020-2A Class R, 0.01% due 8/20/2046	5,976,667	2,942,911
[b,e]	Series 2021-1A Class R, 0.01% due 12/20/2046	8,500,000	4,142,900
[b,e]	Series 2021-2A Class R, 0.01% due 4/22/2047	10,000,000	2,296,000
	Prosper Pass-Thru Trust,
[e]	Series 2019-ST1 Class CERT, 0.01% due 7/15/2025	38,500,000	11,442,693
[e]	Series 2019-ST2 Class R1, 0.01% due 11/15/2025	17,477,134	5,792,756
[e]	Series 2019-ST2 Class R2, 0.01% due 11/15/2025	8,738,067	2,896,212
[e]	Upstart Pass-Through Trust, Series 2021-ST4 0.01% due 7/20/2027	1,375,000	1,521,631
			144,455,509
	Student Loan — 0.0%
[e]	SoFi Professional Loan Program Trust, Series 2021-B Class R1, due 2/15/2047	23,000	1,500,750
			1,500,750
	Total Asset Backed Securities (Cost $289,369,131)		328,134,043
	Corporate Bonds — 8.0%
	Commercial & Professional Services — 0.5%
	Commercial Services & Supplies — 0.5%
[e,h]	Cimpress plc, 7.00% due 6/15/2026	27,804,000	29,014,586
	CoreCivic, Inc., 8.25% due 4/15/2026	20,726,000	21,144,251
			50,158,837
	Consumer Services — 0.3%
	Hotels, Restaurants & Leisure — 0.3%
[e]	Nathan’s Famous, Inc., 6.625% due 11/1/2025	6,188,000	6,311,760
[e]	SeaWorld Parks & Entertainment, Inc., 8.75% due 5/1/2025	21,000,000	22,571,430
			28,883,190
	Diversified Financials — 0.6%
	Capital Markets — 0.2%
[b,c,e,i]	JPR Royalty Sub LLC, 14.00% due 9/1/2020	5,000,000	0
[e]	StoneX Group, Inc., 8.625% due 6/15/2025	17,784,000	19,139,319
	Diversified Financial Services — 0.4%
	Antares Holdings LP,
[e]	6.00% due 8/15/2023	18,000,000	19,494,900
[e]	8.50% due 5/18/2025	11,500,000	13,711,910
[f,g]	JPMorgan Chase & Co., Series I, 3.599% (LIBOR 3 Month + 3.47%) due 1/30/2022	7,334,000	7,357,395
			59,703,524
38 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Energy — 2.9%
	Energy Equipment & Services — 0.1%
	Odebrecht Offshore Drilling Finance Ltd.,
[e,h]	6.72% due 12/1/2022	$ 1,325,766	$ 1,305,389
[e,h,j]	7.72% due 12/1/2026 PIK	18,678,406	4,423,607
[e,f,h]	Odebrecht Oil & Gas Finance Ltd. (Guaranty: Odebrecht Oleo e Gas SA), Zero coupon due 11/1/2021	2,337,727	19,520
[c,e,h,i]	Schahin II Finance Co. SPV Ltd., 5.875% due 9/25/2023	11,396,735	587,274
	Oil, Gas & Consumable Fuels — 2.8%
[e]	Citgo Holding, Inc., 9.25% due 8/1/2024	14,196,000	14,303,748
[e]	CITGO Petroleum Corp., 7.00% due 6/15/2025	8,000,000	8,183,360
[g]	Energy Transfer LP, 3.143% (LIBOR 3 Month + 3.02%) due 11/1/2066	13,820,000	11,371,234
[g]	Enterprise TE Partners LP, Series 1, 2.897% (LIBOR 3 Month + 2.78%) due 6/1/2067	7,000,000	5,880,000
	Kinder Morgan Energy Partners LP,
	5.00% due 3/1/2043	10,000,000	11,885,200
	5.80% due 3/15/2035	10,000,000	12,810,500
	Kinder Morgan, Inc.,
	5.30% due 12/1/2034	23,630,000	29,145,951
	5.55% due 6/1/2045	5,000,000	6,383,600
	ONEOK Partners LP, 4.90% due 3/15/2025	9,544,000	10,592,504
[e]	Par Petroleum LLC/Par Petroleum Finance Corp., 7.75% due 12/15/2025	1,672,000	1,671,064
[h]	Petroleos Mexicanos, 5.95% due 1/28/2031	7,820,000	7,576,563
	Petroleos Mexicanos (EUR), 3.75% due 2/21/2024	2,000,000	2,392,827
[c,i]	RAAM Global Energy Co., 12.50% due 10/1/2015	15,000,000	1,500
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% due 8/15/2022	7,497,000	7,423,454
[f,g]	Summit Midstream Partners LP, Series A, 9.50% (LIBOR 3 Month + 7.43%) due 12/15/2022	16,097,000	12,995,913
	Transcontinental Gas Pipe Line Co. LLC, 7.85% due 2/1/2026	32,700,000	40,803,060
	Williams Cos., Inc.,
	3.70% due 1/15/2023	29,129,000	30,091,422
	4.55% due 6/24/2024	69,318,000	75,642,574
	5.75% due 6/24/2044	14,198,000	18,748,317
			314,238,581
	Food & Staples Retailing — 0.0%
	Food & Staples Retailing — 0.0%
[e]	KeHE Distributors LLC/KeHE Finance Corp., 8.625% due 10/15/2026	4,675,000	5,057,041
			5,057,041
	Food, Beverage & Tobacco — 0.4%
	Tobacco — 0.4%
[e]	Vector Group Ltd., 10.50% due 11/1/2026	44,464,000	46,904,184
			46,904,184
	Insurance — 0.6%
	Insurance — 0.6%
[e]	MetLife, Inc., 9.25% due 4/8/2068	12,000,000	18,293,520
[e,g,h]	QBE Insurance Group Ltd., 7.50% (USSW10 + 6.03%) due 11/24/2043	40,000,000	44,925,200
			63,218,720
	Materials — 0.3%
	Chemicals — 0.1%
[e,h]	Consolidated Energy Finance SA, 6.875% due 6/15/2025	13,000,000	13,442,520
	Containers & Packaging — 0.1%
[e]	Matthews International Corp., 5.25% due 12/1/2025	14,969,000	15,420,166
	Metals & Mining — 0.1%
[e]	Cleveland-Cliffs, Inc., 6.75% due 3/15/2026	5,000,000	5,330,150
			34,192,836
	Media & Entertainment — 0.1%
	Media — 0.1%
[e,h]	Telenet Finance Luxembourg Notes Sarl, 5.50% due 3/1/2028	10,000,000	10,524,700
			10,524,700
	Telecommunication Services — 2.0%
See notes to financial statements.	Thornburg Equity Funds Annual Report | 39

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Diversified Telecommunication Services — 1.6%
[h]	Deutsche Telekom International Finance BV (Guaranty: Deutsche Telekom AG), 8.75% due 6/15/2030	$ 26,150,000	$ 38,833,011
	Qwest Corp., 6.75% due 12/1/2021	9,000,000	9,079,290
[h]	Telefonica Emisiones SA (Guaranty: Telefonica SA), 7.045% due 6/20/2036	85,390,000	123,142,627
	Wireless Telecommunication Services — 0.4%
	Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd.,
[e,h]	8.00% due 12/31/2026	10,003,281	9,688,478
[e,h]	8.75% due 5/25/2024	36,785,955	38,129,622
			218,873,028
	Transportation — 0.2%
	Airlines — 0.2%
	American Airlines Pass Through Trust,
	Series 2013-2 Class A, 4.95% due 7/15/2024	3,230,834	3,309,828
	Series 2016-3 Class B, 3.75% due 4/15/2027	12,739,181	12,265,029
	Series 2019-1 Class B, 3.85% due 8/15/2029	8,708,804	8,308,634
	US Airways Pass Through Trust, Series 2010-1 Class A, 6.25% due 10/22/2024	1,063,224	1,093,739
			24,977,230
	Utilities — 0.1%
	Gas Utilities — 0.1%
[e,h]	Rockpoint Gas Storage Canada Ltd., 7.00% due 3/31/2023	12,648,000	12,852,012
			12,852,012
	Total Corporate Bonds (Cost $741,193,843)		869,583,883
	Other Government — 0.1%
	Brazilian Government International Bond (BRL), 12.50% due 1/5/2022	20,000,000	3,713,905
	Total Other Government (Cost $12,311,133)		3,713,905
	Mortgage Backed — 1.3%
[g]	Bear Stearns ARM Trust, Whole Loan Securities Trust CMO, Series 2003-6 Class 2B1, 2.395% due 8/25/2033	33,451	33,451
	Chase Home Lending Mortgage Trust, Whole Loan Securities Trust CMO,
[e,g]	Series 2019-1 Class B4, 3.925% due 3/25/2050	1,070,627	1,119,843
[e,g]	Series 2019-1 Class B5, 3.925% due 3/25/2050	489,808	471,231
[e,g]	Series 2019-1 Class B6, 2.005% due 3/25/2050	792,095	457,998
[e,g]	Chase Mortgage Finance Corp., Whole Loan Securities Trust CMO, Series 2016-SH2 Class M4, 3.75% due 12/25/2045	923,071	955,822
	CIM Trust, Whole Loan Securities Trust CMO,
[e,g,k]	Series 2020-J1 Class AIO1, 0.471% due 7/25/2050	94,219,880	783,014
[e,g,k]	Series 2020-J1 Class AIO2, 0.50% due 7/25/2050	84,036,440	837,280
[e,g,k]	Series 2020-J1 Class AIOS, 0.20% due 6/25/2050	107,516,985	468,333
[e,g]	Series 2020-J1 Class B4, 3.471% due 7/25/2050	1,411,323	1,434,153
[e,g]	Series 2020-J1 Class B5, 3.471% due 7/25/2050	706,149	660,471
[e,g]	Series 2020-J1 Class B6, 3.471% due 7/25/2050	1,299,775	772,036
[e,g,k]	Series 2020-J2 Class AX1, 0.279% due 1/25/2051	131,119,415	932,823
[e,g,k]	Series 2020-J2 Class AXS, 0.21% due 1/25/2051	138,369,036	770,107
[e,g]	Series 2020-J2 Class B4, 2.779% due 1/25/2051	491,000	373,393
[e,g]	Series 2020-J2 Class B5, 2.779% due 1/25/2051	164,000	124,252
[e,g]	Series 2020-J2 Class B6, 2.779% due 1/25/2051	655,000	216,491
	Citigroup Mortgage Loan Trust, Inc., Whole Loan Securities Trust CMO,
[e,g,k]	Series 2020-EXP2 Class A3IW, 1.064% due 8/25/2050	101,015,422	1,882,927
[e,g,k]	Series 2020-EXP2 Class A4IW, 1.064% due 8/25/2050	10,859,158	202,415
[e,g]	Series 2020-EXP2 Class B5, 3.564% due 8/25/2050	574,403	512,749
[e,g]	Series 2020-EXP2 Class B6, 3.564% due 8/25/2050	1,372,785	782,129
	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[g]	Series 2004-HYB2 Class B1, 2.467% due 3/25/2034	244,446	244,446
[e,g]	Series 2020-EXP1 Class B1, 4.467% due 5/25/2060	2,150,000	2,210,295
[e,g]	Series 2020-EXP1 Class B2, 4.467% due 5/25/2060	1,450,000	1,354,383
[e,g]	Series 2020-EXP1 Class B3, 4.467% due 5/25/2060	725,000	423,666
[e,k]	Series 2020-EXP1 Class XS, 0.01% due 5/25/2060	76,997,232	57,748
[e,g,k]	Series 2021-J1 Class A5IX, 0.114% due 4/25/2051	131,180,304	550,695
[e,g,k]	Series 2021-J1 Class AIOS, 0.23% due 4/25/2051	133,339,280	1,296,338
[e,g]	Series 2021-J1 Class B4, 2.614% due 4/25/2051	379,000	273,312
40 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[e,g]	Series 2021-J1 Class B5, 2.614% due 4/25/2051	$ 615,000	$ 369,213
[e,g]	Series 2021-J1 Class B6, 2.614% due 4/25/2051	460,000	162,751
[e,g,k]	Series 2021-J3 Class A3I1, 0.50% due 9/25/2051	17,100,000	333,450
[e,g,k]	Series 2021-J3 Class A5I2, 0.25% due 9/25/2051	140,743,000	1,460,209
[e,g,k]	Series 2021-J3 Class AIOS, due 9/25/2051	147,492,000	448,376
[e,g]	Series 2021-J3 Class B4, 2.863% due 9/25/2051	1,033,000	815,976
[e,g]	Series 2021-J3 Class B6, 2.863% due 9/25/2051	590,000	243,972
	CSMC Trust, Whole Loan Securities Trust CMO,
[e,g]	Series 2020-AFC1 Class M1, 2.841% due 2/25/2050	3,808,500	3,859,819
[e,g,k]	Series 2021-AFC1 Class AIOS, 0.25% due 3/25/2056	126,837,899	824,738
[e,g]	Series 2021-AFC1 Class B3, 4.402% due 3/25/2056	215,000	205,041
[e,g,k]	Series 2021-AFC1 Class XS, 3.42% due 3/25/2056	126,837,899	7,413,802
	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO,
[e,g,k]	Series 2020-2 Class AX1, 0.717% due 8/25/2050	178,007,948	2,633,521
[e,g,k]	Series 2020-2 Class AX2, 0.50% due 8/25/2050	30,509,636	336,158
[e,g]	Series 2020-2 Class B4, 3.717% due 8/25/2050	871,502	876,619
[e,g]	Series 2020-2 Class B5, 3.717% due 8/25/2050	2,614,505	2,601,856
[e,g]	Series 2020-2 Class B6C, 3.574% due 8/25/2050	3,486,006	2,348,835
[e,g]	Galton Funding Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-H1 Class B1, 3.386% due 1/25/2060	4,379,900	4,414,248
	GS Mortgage-Backed Securities Trust, Whole Loan Securities Trust CMO,
[e,g,k]	Series 2020-INV1 Class A11X, 3.472% due 10/25/2050	2,210,629	117,550
[e,g,k]	Series 2020-INV1 Class A12X, 2.976% due 10/25/2050	26,468,441	1,206,744
[e,g,k]	Series 2020-INV1 Class AIOS, 0.19% due 10/25/2050	126,647,277	660,200
[e,g,k]	Series 2020-INV1 Class AX1, due 10/25/2050	95,701,614	957
[e,g,k]	Series 2020-INV1 Class AX2, 0.476% due 10/25/2050	4,770,304	36,966
[e,g,k]	Series 2020-INV1 Class AX4, 0.942% due 10/25/2050	5,135,640	82,908
[e,g]	Series 2020-INV1 Class B4, 3.918% due 10/25/2050	1,969,549	2,031,024
[e,g]	Series 2020-INV1 Class B5, 3.918% due 10/25/2050	1,969,549	1,924,229
[e,g]	Series 2020-INV1 Class B6, 3.918% due 10/25/2050	4,527,957	3,378,935
[e,g,k]	Series 2020-INV1 Class BX, 0.418% due 10/25/2050	22,478,447	374,500
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[e,g]	Series 2016-5 Class B5, 2.387% due 12/25/2046	2,000,000	1,617,964
[e,g,k]	Series 2020-3 Class AX1, 0.196% due 8/25/2050	26,792,875	61,674
[e,g,k]	Series 2020-4 Class A11X, 5.166% (5.25% - LIBOR 1 Month) due 11/25/2050	5,037,566	347,810
[e,g,k]	Series 2020-4 Class A3X, 0.50% due 11/25/2050	22,836,965	162,830
[e,g,k]	Series 2020-4 Class A4X, 0.50% due 11/25/2050	655,158	243
[e,g,k]	Series 2020-4 Class AX1, 0.162% due 11/25/2050	84,351,521	148,745
[e,g,k]	Series 2020-4 Class AX3, 3.50% due 11/25/2050	2,333,792	116,482
[e,g,k]	Series 2020-4 Class AX4, 0.55% due 11/25/2050	5,385,997	42,243
[e,g]	Series 2020-4 Class B4, 3.712% due 11/25/2050	2,030,986	2,090,443
[e,g]	Series 2020-4 Class B5, 3.712% due 11/25/2050	937,528	939,197
[e,g]	Series 2020-4 Class B6, 3.712% due 11/25/2050	1,603,555	1,447,571
[e,g,k]	Series 2020-7 Class A3X, 0.50% due 1/25/2051	47,550,417	418,253
[e,g,k]	Series 2020-7 Class AX1, 0.167% due 1/25/2051	225,982,180	543,894
[e,g,k]	Series 2020-7 Class AX3, 3.50% due 1/25/2051	15,536,275	964,952
[e,g,k]	Series 2020-7 Class AX4, 0.40% due 1/25/2051	14,406,364	101,082
[e,g]	Series 2020-7 Class B4, 3.567% due 1/25/2051	2,485,493	2,523,972
[e,g]	Series 2020-7 Class B5, 3.567% due 1/25/2051	1,741,802	1,622,719
[e,g]	Series 2020-7 Class B6, 3.48% due 1/25/2051	2,290,000	1,388,603
[e,g,k]	Series 2021-11 Class A3X, 0.50% due 1/25/2052	20,811,465	395,516
[e,g,k]	Series 2021-11 Class AX1, 0.242% due 1/25/2052	396,408,850	3,663,175
[e,g,k]	Series 2021-11 Class AX4, 0.30% due 1/25/2052	51,533,150	589,751
[e,g]	Series 2021-11 Class B5, 3.042% due 1/25/2052	3,873,366	3,262,143
[e,g]	Series 2021-11 Class B6, 3.042% due 1/25/2052	4,547,212	2,364,859
	Mello Mortgage Capital Acceptance, Whole Loan Securities Trust CMO,
[e,g,k]	Series 2021-INV2 Class AX1, 0.145% due 8/25/2051	119,218,956	698,039
[e,g,k]	Series 2021-INV2 Class AX4, 0.70% due 8/25/2051	8,168,670	252,863
[e,g]	Series 2021-INV2 Class B5, 3.345% due 8/25/2051	328,477	283,469
[e,g]	Series 2021-INV2 Class B6, 3.345% due 8/25/2051	1,579,487	862,933
[e,g,k]	Series 2021-INV3 Class AX1, 0.183% due 10/25/2051	142,000,000	1,065,000
[e,g,k]	Series 2021-INV3 Class AX4, 0.55% due 10/25/2051	11,500,000	291,094
[e,g]	Series 2021-INV3 Class B5, 3.233% due 10/25/2051	460,000	402,910
[e,g]	Series 2021-INV3 Class B6, 3.233% due 10/25/2051	1,990,000	1,158,959
See notes to financial statements.	Thornburg Equity Funds Annual Report | 41

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[g]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 2.621% due 8/25/2034	$ 1,379,570	$ 1,384,346
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[e,g,k]	Series 2021-INV1 Class AX1, 0.774% due 6/25/2051	120,630,227	3,533,911
[e,g]	Series 2021-INV1 Class B5, 3.274% due 6/25/2051	1,143,877	987,165
[e,g]	Series 2021-INV1 Class B6, 3.274% due 6/25/2051	2,053,249	1,212,218
[e,g]	Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2019-3 Class B1, 3.81% due 9/25/2059	1,500,000	1,531,045
[e]	Saluda Grade Alternative Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-FIG1 Class C, 0.01% due 9/25/2050	6,002,836	729,531
[e,g]	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-7 Class B3, 3.722% due 10/25/2047	2,255,929	2,338,168
	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO,
[e,g,k]	Series 2019-3 Class AIOS, 0.375% due 9/25/2059	114,109,374	466,639
[e,g]	Series 2019-3 Class B2, 5.663% due 9/25/2059	7,910,000	7,699,777
[e,g]	Series 2019-3 Class B3, 5.976% due 9/25/2059	3,366,214	2,520,514
[b,e,g]	Series 2019-3 Class C, due 9/25/2059	950	950
[e]	Series 2019-3 Class XS1, 0.01% due 9/25/2059	113,612,982	500,181
[e]	Series 2019-3 Class XS2, 0.01% due 9/25/2059	113,612,982	603,660
	Starwood Mortgage Residential Trust, Whole Loan Securities Trust CMO,
[e,g]	Series 2018-IMC2 Class B1, 5.669% due 10/25/2048	3,000,000	3,023,462
[e,g]	Series 2019-INV1 Class B1, 3.657% due 9/27/2049	10,000,000	10,303,998
[e,g]	Verus Securitization Trust, Whole Loan Securities Trust CMO, Series 2020-1 Class B1, 3.624% due 1/25/2060	2,000,000	2,038,557
[e,g]	Vista Point Securitization Trust, Whole Loan Securities Trust CMO, Series 2020-1 Class B2, 5.375% due 3/25/2065	4,500,000	4,637,108
	Wells Fargo Mortgage Backed Securities Trust, Whole Loan Securities Trust CMO,
[e,g,k]	Series 2020-3 Class AIO1, 0.214% due 6/25/2050	251,149,378	990,382
[e,g]	Series 2020-3 Class B5, 3.214% due 6/25/2050	1,046,000	881,660
[e,g]	Series 2020-3 Class B6, 3.214% due 6/25/2050	2,061,402	1,698,441
	Total Mortgage Backed (Cost $145,108,423)		136,275,499
	Loan Participations — 0.5%
	Commercial & Professional Services — 0.2%
	Professional Services — 0.2%
[l]	Par Pacific Holdings, Inc., 6.87% (LIBOR 3 Month + 6.75%) due 1/12/2026	12,943,181	12,824,492
[l]	R.R. Donnelley & Sons Company, 5.084% (LIBOR 1 Month + 5.00%) due 1/15/2024	4,636,364	4,617,818
[l]	RGIS Services LLC, 8.50% (LIBOR 1 Month + 7.50%) due 6/25/2025	2,871,460	2,928,889
			20,371,199
	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
[l]	CITGO Holding, Inc., 8.00% (LIBOR 3 Month + 7.00%) due 8/1/2023	7,913,465	7,802,677
			7,802,677
	Real Estate — 0.1%
	Equity Real Estate Investment Trusts — 0.1%
[l]	CoreCivic, Inc., 5.50% (LIBOR 1 Month + 4.50%) due 12/18/2024	12,601,875	12,468,043
			12,468,043
	Software & Services — 0.1%
	Information Technology Services — 0.1%
[l]	Vericast Corp., 8.75% (LIBOR 3 Month + 7.75%) due 6/16/2026	15,208,551	14,229,577
			14,229,577
	Total Loan Participations (Cost $54,143,900)		54,871,496
	Short-Term Investments — 2.5%
[a]	Thornburg Capital Management Fund	27,142,684	271,426,844
	Total Short-Term Investments (Cost $271,426,844)		271,426,844
	Total Investments — 99.9% (Cost $8,352,420,786)		$10,831,447,640
	Other Assets Less Liabilities — 0.1%		15,286,346
	Net Assets — 100.0%		$10,846,733,986
42 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2021
Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2021
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Great Britain Pound	SSB	Sell	427,026,100	10/14/2021	575,379,784	$ 17,402,902	$ —
Swiss Franc	SSB	Sell	30,134,800	10/26/2021	32,352,384	497,097	—
Euro	SSB	Sell	311,853,900	11/18/2021	361,542,377	6,346,991	—

Total						$ 24,246,990	—

Net unrealized appreciation (depreciation)						$ 24,246,990

*	Counterparty includes State Street Bank and Trust Company ("SSB").

Footnote Legend
a	Investment in Affiliates.
b	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
c	Non-income producing.
d	On November 12, 2020, the President of the United States issued an Executive Order (the "Order") to prohibit, beginning January 11, 2021, US persons (which includes the Fund) from transacting in certain securities and derivatives of publicly traded securities of any company designated as a "Communist Chinese military company" (collectively with securities of certain subsidiaries of such companies and related depositary receipts that may be covered by the Order, "CCMC Securities") by the US Department of Defense or the US Department of the Treasury’s Office of Foreign Assets Control ("OFAC") unless such transactions are for purposes of divestment and occur through November 11, 2021. In addition, US persons are also prohibited from transacting in CCMS Securities designated as such 60 days after such designation.
e	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2021, the aggregate value of these securities in the Fund’s portfolio was $834,301,503, representing 7.69% of the Fund’s net assets.
f	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
g	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2021.
h	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
i	Bond in default.
j	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2021.
k	Interest only.
l	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2021.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
ARM	Adjustable Rate Mortgage
BRL	Denominated in Brazilian Real
CMO	Collateralized Mortgage Obligation
EUR	Denominated in Euro
LIBOR	London Interbank Offered Rates
PIK	Payment-in-kind
SPV	Special Purpose Vehicle
USSW10	USD 10 Year Swap Rate
See notes to financial statements.	Thornburg Equity Funds Annual Report | 43

Schedule of Investments, Continued
Thornburg Investment Income Builder Fund  |  September 30, 2021
COUNTRY EXPOSURE * (percent of net assets)
United States	43.2%
France	11.7%
United Kingdom	9.3%
Taiwan	4.2%
Switzerland	4.2%
China	4.1%
Italy	3.9%
Germany	3.9%
South Korea	3.2%
Netherlands	2.6%
Australia	2.2%
Spain	1.9%
Russian Federation	1.6%
Jamaica	0.4%
Canada	0.4%
Ireland	0.3%
Belgium	0.1%
Brazil	0.1%
Mexico	0.1%
Other Assets Less Liabilities	2.6%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
44 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Summit Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 52.7%
	Automobiles & Components — 0.9%
	Automobiles — 0.9%
	Stellantis NV	29,307	$ 559,764
			559,764
	Banks — 4.4%
	Banks — 4.4%
	ING Groep NV	47,543	691,204
	JPMorgan Chase & Co.	8,027	1,313,940
[a]	KakaoBank Corp.	4,563	263,606
	Mitsubishi UFJ Financial Group, Inc.	83,000	490,640
			2,759,390
	Capital Goods — 1.5%
	Machinery — 1.5%
[a]	Kornit Digital Ltd.	2,660	385,008
	Otis Worldwide Corp.	7,080	582,543
			967,551
	Consumer Durables & Apparel — 1.4%
	Household Durables — 1.4%
	Barratt Developments plc	50,065	442,564
	Sony Group Corp.	3,879	430,641
			873,205
	Consumer Services — 0.8%
	Hotels, Restaurants & Leisure — 0.8%
	Wyndham Hotels & Resorts, Inc.	6,571	507,215
			507,215
	Diversified Financials — 3.1%
	Capital Markets — 0.9%
	CME Group, Inc.	3,021	584,201
	Consumer Finance — 2.2%
	Capital One Financial Corp.	5,390	873,018
[a]	SBI Cards & Payment Services Ltd.	33,681	463,689
			1,920,908
	Energy — 1.6%
	Oil, Gas & Consumable Fuels — 1.6%
	TotalEnergies SE	21,326	1,019,339
			1,019,339
	Food, Beverage & Tobacco — 0.7%
	Beverages — 0.7%
	Wuliangye Yibin Co. Ltd. Class A	12,800	433,221
			433,221
	Household & Personal Products — 0.8%
	Personal Products — 0.8%
	Estee Lauder Cos., Inc. Class A	1,599	479,588
			479,588
	Insurance — 2.1%
	Insurance — 2.1%
	Assured Guaranty Ltd.	14,890	697,001
	NN Group NV	12,024	629,844
			1,326,845
	Materials — 1.7%
	Chemicals — 1.7%
	Linde plc	2,158	633,114
See notes to financial statements.	Thornburg Equity Funds Annual Report | 45

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	PPG Industries, Inc.	3,041	$ 434,893
			1,068,007
	Media & Entertainment — 7.8%
	Entertainment — 2.9%
	Activision Blizzard, Inc.	4,330	335,099
[a]	Sea Ltd. ADR	2,600	828,698
[a]	Walt Disney Co.	3,726	630,327
	Interactive Media & Services — 4.9%
[a]	Alphabet, Inc. Class A	511	1,366,169
[a]	Facebook, Inc. Class A	2,185	741,567
[a]	Kanzhun Ltd. ADR	13,145	473,088
	Tencent Holdings Ltd.	7,900	471,620
			4,846,568
	Pharmaceuticals, Biotechnology & Life Sciences — 4.9%
	Life Sciences Tools & Services — 1.0%
[a]	Avantor, Inc.	14,567	595,790
	Pharmaceuticals — 3.9%
	AstraZeneca plc	7,105	856,278
	Merck & Co., Inc.	12,854	965,464
	Roche Holding AG	1,736	633,588
			3,051,120
	Retailing — 4.6%
	Internet & Direct Marketing Retail — 2.8%
[a]	Amazon.com, Inc.	312	1,024,933
[a]	MercadoLibre, Inc.	438	735,577
	Specialty Retail — 1.8%
	Home Depot, Inc.	2,498	819,993
	TJX Companies, Inc.	4,406	290,708
			2,871,211
	Semiconductors & Semiconductor Equipment — 3.6%
	Semiconductors & Semiconductor Equipment — 3.6%
	ASML Holding NV	1,003	749,299
	NVIDIA Corp.	2,885	597,657
	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	8,021	895,545
			2,242,501
	Software & Services — 7.7%
	Information Technology Services — 5.4%
[a,b]	Adyen NV	227	634,547
	Mastercard, Inc. Class A	2,382	828,174
	Nomura Research Institute Ltd.	12,700	466,810
[a]	Shopify, Inc. Class A	489	662,976
	Visa, Inc. Class A	3,673	818,161
	Software — 2.3%
	Microsoft Corp.	5,044	1,422,005
			4,832,673
	Technology Hardware & Equipment — 2.8%
	Electronic Equipment, Instruments & Components — 1.1%
	Keyence Corp.	1,125	671,480
	Technology Hardware, Storage & Peripherals — 1.7%
	Apple, Inc.	7,512	1,062,948
			1,734,428
	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 1.5%
	Deutsche Telekom AG	46,472	931,958
			931,958
46 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Transportation — 0.8%
	Road & Rail — 0.8%
	Canadian Pacific Railway Ltd.	7,195	$ 468,179
			468,179
	Total Common Stock (Cost $27,179,768)		32,893,671
	Asset Backed Securities — 9.8%
	Credit Card — 0.7%
[b]	Mission Lane Credit Card Master Trust, Series 2021-A Class A, 1.59% due 9/15/2026	$ 450,000	449,878
			449,878
	Other Asset Backed — 8.2%
	Aqua Finance Trust,
[b]	Series 2019-A Class A, 3.14% due 7/16/2040	41,409	42,409
[b]	Series 2019-A Class B 3.47% due 7/16/2040	200,000	206,764
[b]	Avant Loans Funding Trust, Series 2019-B Class B, 3.15% due 10/15/2026	217,129	217,574
[b]	AXIS Equipment Finance Receivables LLC, Series 2021-1A Class F, 6.09% due 2/20/2029	600,000	600,662
[b]	Conn’s Receivables Funding LLC, Series 2020-A Class A, 1.71% due 6/16/2025	20,407	20,410
[b]	Diamond Resorts Owner Trust, Series 2018-1 Class A, 3.70% due 1/21/2031	26,123	26,821
[b,c]	ECAF I Ltd., Series 2015-1A Class A2, 4.947% due 6/15/2040	190,224	180,265
[b]	Foundation Finance Trust, Series 2019-1A Class A, 3.86% due 11/15/2034	73,740	76,117
[b]	Freed ABS Trust, Series 2019-1 Class B, 3.87% due 6/18/2026	24,578	24,668
[b,d]	Goldman Home Improvement Trust, Series 2021-GRN2 Class R due 6/20/2051	2,000	324,080
[b]	LendingPoint Asset Securitization Trust, Series 2021-A Class A, 1.00% due 12/15/2028	356,252	356,375
	Marlette Funding Trust,
[b]	Series 2021-1A Class R, due 6/16/2031	1,200	457,835
[b]	Series 2021-2A Class R, due 9/15/2031	1,150	444,224
[b,d]	Mosaic Solar Loan Trust, Series 2021-2A Class R, 0.01% due 4/22/2047	1,150,000	264,040
[b]	New Residential Advance Receivables Trust Advance Receivables Backed, Series 2020-T1 Class DT1, 3.011% due 8/15/2053	250,000	251,005
[b]	New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2020-APT1 Class AT1, 1.035% due 12/16/2052	400,000	399,889
[b,e]	SBA Tower Trust, Series 2014-2A Class C, 3.869% due 10/15/2049	30,000	31,339
[b]	Sierra Timeshare Receivables Funding LLC, Series 2019-1A Class A, 3.20% due 1/20/2036	30,186	31,147
[b]	SoFi Consumer Loan Program Trust, Series 2018-3 Class C, 4.67% due 8/25/2027	125,000	127,841
	Upstart Pass-Through Trust,
[b]	Series 2021-ST4 0.01% due 7/20/2027	500,000	553,320
[b]	Series 2021-ST7 Class A 1.85% due 9/20/2029	490,209	489,807
			5,126,592
	Student Loan — 0.9%
[b,e]	Navient Private Education Loan Trust, Series 2015-AA Class A2B, 1.284% (LIBOR 1 Month + 1.20%) due 12/15/2028	305,727	307,669
	SMB Private Education Loan Trust,
[b]	Series 2015-C Class A2A, 2.75% due 7/15/2027	29,796	29,923
[b]	Series 2020-B Class A1A, 1.29% due 7/15/2053	216,566	217,110
			554,702
	Total Asset Backed Securities (Cost $5,989,190)		6,131,172
	Corporate Bonds — 3.2%
	Automobiles & Components — 0.5%
	Automobiles — 0.5%
[b]	Hyundai Capital America, 0.875% due 6/14/2024	300,000	298,464
			298,464
	Diversified Financials — 0.5%
	Capital Markets — 0.5%
	Owl Rock Technology Finance Corp.,
	2.50% due 1/15/2027	300,000	301,356
[b]	4.75% due 12/15/2025	11,000	12,024
			313,380
	Energy — 0.8%
	Oil, Gas & Consumable Fuels — 0.8%
See notes to financial statements.	Thornburg Equity Funds Annual Report | 47

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Petroleos Mexicanos (EUR), 3.75% due 2/21/2024	$ 170,000	$ 203,390
[b,c]	SA Global Sukuk Ltd., 0.946% due 6/17/2024	300,000	297,168
			500,558
	Food, Beverage & Tobacco — 0.4%
	Tobacco — 0.4%
[b]	Vector Group Ltd., 10.50% due 11/1/2026	251,000	264,775
			264,775
	Real Estate — 0.1%
	Equity Real Estate Investment Trusts — 0.1%
	Service Properties Trust, 4.95% due 2/15/2027	40,000	39,802
			39,802
	Technology Hardware & Equipment — 0.4%
	Technology Hardware, Storage & Peripherals — 0.4%
	Dell International LLC/EMC Corp., 4.90% due 10/1/2026	250,000	287,845
			287,845
	Telecommunication Services — 0.5%
	Wireless Telecommunication Services — 0.5%
	Sprint Communications, Inc., 9.25% due 4/15/2022	310,000	323,485
			323,485
	Total Corporate Bonds (Cost $2,008,027)		2,028,309
	Convertible Bonds — 0.3%
	Diversified Financials — 0.3%
	Diversified Financial Services — 0.3%
	EZCORP, Inc., 2.375% due 5/1/2025	230,000	210,195
			210,195
	Total Convertible Bonds (Cost $187,932)		210,195
	U.S. Treasury Securities — 11.2%
	United States Treasury Inflation Indexed Bonds, 0.125%, 7/15/2031	203,686	224,403
	United States Treasury Notes,
	0.125%, 5/31/2022 - 2/15/2024	2,000,000	1,995,985
	0.625%, 5/15/2030 - 8/15/2030	1,275,000	1,190,454
	1.25%, 8/15/2031	300,000	292,734
	1.625%, 5/15/2031	400,000	404,750
	United States Treasury Notes Inflationary Index,
	0.125%, 1/15/2030 - 7/15/2030	1,168,868	1,286,790
	0.25%, 2/15/2050	530,855	598,470
	0.50%, 1/15/2028	686,092	768,284
	3.625%, 4/15/2028	153,575	205,298
	Total U.S. Treasury Securities (Cost $6,936,574)		6,967,168
	Mortgage Backed — 9.7%
[b,e]	Angel Oak Mortgage Trust I LLC, Whole Loan Securities Trust CMO, Series 2019-2 Class A1, 3.628% due 3/25/2049	31,492	31,799
[b,e]	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1, 3.805% due 1/25/2049	69,467	70,242
	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[b,e,f]	Series 2021-J1 Class A5IX, 0.114% due 4/25/2051	13,308,147	55,867
[b,e,f]	Series 2021-J1 Class AIOS, 0.23% due 4/25/2051	19,048,468	185,191
[b,e]	Series 2021-J1 Class B4, 2.614% due 4/25/2051	100,000	72,114
[b,e]	Series 2021-J1 Class B5, 2.614% due 4/25/2051	100,000	60,035
[b,e]	Series 2021-J1 Class B6, 2.614% due 4/25/2051	100,000	35,380
	COMM Mortgage Trust, CMBS, Series 2015-LC23 Class ASB, 3.598% due 10/10/2048	482,367	509,277
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO, Series 2019-1 Class MA, 3.50% due 7/25/2058	70,375	73,802
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool RC1535, 2.00% due 8/1/2035	556,804	573,631
48 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Pool SB0308, 2.50% due 1/1/2035	$ 289,224	$ 304,886
	Pool SB0448, 2.00% due 11/1/2035	443,539	460,418
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO, Series 2017-SC02 Class 1A, 3.00% due 5/25/2047	106,431	107,469
	Federal National Mtg Assoc., UMBS Collateral,
	Pool BP8943, 2.00% due 7/1/2035	160,677	165,475
	Pool BP9550, 2.50% due 7/1/2035	206,430	217,174
	Pool CA7128, 2.00% due 9/1/2030	547,032	566,257
	Pool FM3758, 2.50% due 8/1/2031	153,274	160,132
	Pool MA4012, 2.00% due 5/1/2035	117,426	120,932
	Pool MA4045, 2.00% due 6/1/2040	140,776	143,723
	Pool MA4095, 2.00% due 8/1/2035	429,301	442,121
	Pool MA4279, 2.00% due 3/1/2036	460,272	474,226
[b,e]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-2 Class B3, 4.088% due 12/25/2049	120,463	127,299
	JPMorgan Chase Commercial Mortgage Securities Trust, CMBS,
[b]	Series 2012-HSBC Class A, 3.093% due 7/5/2032	244,028	247,400
	Series 2013-LC11 Class A5, 2.96% due 4/15/2046	425,000	438,532
[b,e]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	92,583	95,358
[e]	Morgan Stanley Bank of America Merrill Lynch Trust, CMBS, Series 2013-C10 Class ASB, 3.912% due 7/15/2046	153,794	157,229
[b,e]	TIAA Bank Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2018-2 Class B3, 3.779% due 7/25/2048	169,831	176,404
	Total Mortgage Backed (Cost $6,041,533)		6,072,373
	Loan Participations — 0.1%
	Real Estate — 0.1%
	Equity Real Estate Investment Trusts — 0.1%
[g]	CoreCivic, Inc., 5.50% (LIBOR 1 Month + 4.50%) due 12/18/2024	71,500	70,740
			70,740
	Total Loan Participations (Cost $68,987)		70,740
	Exchange-Traded Funds — 3.4%
[a]	Invesco DB Agriculture Fund	14,323	273,856
[a]	Invesco DB Base Metals Fund	30,762	636,773
[a]	SPDR Gold Shares Fund	7,233	1,187,803
	Total Exchange-Traded Funds (Cost $1,796,234)		2,098,432
	Short-Term Investments — 10.2%
	Egypt Treasury Bills (EGP),
	12.55% due 6/21/2022	$ 5,865,000	341,651
	12.564% due 5/10/2022	1,700,000	100,306
[h]	Thornburg Capital Management Fund	594,607	5,946,069
	Total Short-Term Investments (Cost $6,389,745)		6,388,026
	Total Investments — 100.6% (Cost $56,597,990)		$62,860,086
	Liabilities Net of Other Assets — (0.6)%		(394,238)
	Net Assets — 100.0%		$62,465,848

Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2021
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	MSC	Buy	433,820	10/28/2021	502,741	$ —	$ (10,502)
Japanese Yen	MSC	Buy	121,100,000	10/28/2021	1,088,272	—	(10,234)

Total						—	$ (20,736)

Net unrealized appreciation (depreciation)							$ (20,736)

*	Counterparty includes Morgan Stanely & Co. Inc. ("MSC").
See notes to financial statements.	Thornburg Equity Funds Annual Report | 49

Schedule of Investments, Continued
Thornburg Summit Fund  |  September 30, 2021
Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2021, the aggregate value of these securities in the Fund’s portfolio was $8,795,239, representing 14.08% of the Fund’s net assets.
c	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
d	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
e	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2021.
f	Interest only.
g	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2021.
h	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
EGP	Denominated in Egyptian Pound
EUR	Denominated in Euro
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
UMBS	Uniform Mortgage Backed Securities
COUNTRY EXPOSURE * (percent of net assets)
United States	64.7%
Netherlands	4.3%
Japan	3.3%
United Kingdom	3.1%
Taiwan	2.8%
China	2.2%
Canada	1.8%
France	1.6%
Germany	1.5%
Argentina	1.2%
Switzerland	1.0%
India	0.8%
Israel	0.6%
Saudi Arabia	0.5%
South Korea	0.4%
Mexico	0.3%
Cayman Islands	0.3%
Other Assets Less Liabilities	9.6%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
50 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Global Opportunities Fund  |  September 30, 2021
	Issuer-Description	SHARES	VALUE
	Common Stock — 97.3%
	Banks — 4.2%
	Banks — 4.2%
	Citigroup, Inc.	647,645	$ 45,451,726
			45,451,726
	Capital Goods — 3.1%
	Electrical Equipment — 3.1%
	Vestas Wind Systems A/S	846,005	33,940,078
			33,940,078
	Commercial & Professional Services — 2.5%
	Professional Services — 2.5%
[a]	CACI International, Inc. Class A	103,000	26,996,300
			26,996,300
	Consumer Durables & Apparel — 3.8%
	Household Durables — 3.8%
	Barratt Developments plc	4,681,462	41,383,123
			41,383,123
	Consumer Services — 1.0%
	Hotels, Restaurants & Leisure — 1.0%
[a]	Galaxy Entertainment Group Ltd.	2,036,462	10,449,150
			10,449,150
	Diversified Financials — 8.7%
	Capital Markets — 3.5%
	Charles Schwab Corp.	517,204	37,673,139
	Consumer Finance — 5.2%
	Capital One Financial Corp.	345,786	56,006,959
			93,680,098
	Energy — 10.3%
	Oil, Gas & Consumable Fuels — 10.3%
	Reliance Industries Ltd.	1,959,056	64,439,498
	TotalEnergies SE	990,399	47,339,035
			111,778,533
	Food & Staples Retailing — 3.2%
	Food & Staples Retailing — 3.2%
	Tesco plc	10,281,699	35,015,698
			35,015,698
	Health Care Equipment & Services — 0.5%
	Health Care Technology — 0.5%
[a]	Teladoc Health, Inc.	39,490	5,007,727
			5,007,727
	Insurance — 4.9%
	Insurance — 4.9%
	NN Group NV	1,004,081	52,596,005
			52,596,005
	Materials — 11.8%
	Chemicals — 6.9%
	CF Industries Holdings, Inc.	602,439	33,628,145
[a]	OCI NV	1,399,845	41,356,321
	Metals & Mining — 4.9%
	Antofagasta plc	621,589	11,295,995
	Freeport-McMoRan, Inc.	78,698	2,560,046
	Lundin Mining Corp.	1,414,277	10,172,164
	Mineral Resources Ltd.	919,290	29,174,679
See notes to financial statements.	Thornburg Equity Funds Annual Report | 51

Schedule of Investments, Continued
Thornburg Global Opportunities Fund  |  September 30, 2021
	Issuer-Description	SHARES	VALUE
			128,187,350
	Media & Entertainment — 11.8%
	Interactive Media & Services — 11.8%
[a]	Alphabet, Inc. Class A	22,087	$ 59,050,036
[a]	Facebook, Inc. Class A	143,209	48,603,703
	Tencent Holdings Ltd.	344,554	20,569,432
			128,223,171
	Pharmaceuticals, Biotechnology & Life Sciences — 7.4%
	Biotechnology — 3.4%
	AbbVie, Inc.	342,680	36,964,891
	Pharmaceuticals — 4.0%
	Pfizer, Inc.	398,413	17,135,743
	Roche Holding AG	71,626	26,141,324
			80,241,958
	Retailing — 5.2%
	Internet & Direct Marketing Retail — 2.2%
[a]	Alibaba Group Holding Ltd. Sponsored ADR	161,363	23,889,792
	Specialty Retail — 3.0%
	TJX Companies, Inc.	499,007	32,924,482
			56,814,274
	Semiconductors & Semiconductor Equipment — 8.5%
	Semiconductors & Semiconductor Equipment — 8.5%
	Micron Technology, Inc.	316,913	22,494,485
[a]	Qorvo, Inc.	220,190	36,813,566
	Taiwan Semiconductor Manufacturing Co. Ltd.	1,558,114	32,225,043
			91,533,094
	Software & Services — 0.1%
	Information Technology Services — 0.1%
[a]	GDS Holdings Ltd. ADR	20,954	1,186,206
			1,186,206
	Technology Hardware & Equipment — 4.4%
	Technology Hardware, Storage & Peripherals — 4.4%
	Samsung Electronics Co. Ltd.	765,727	47,470,940
			47,470,940
	Telecommunication Services — 5.9%
	Diversified Telecommunication Services — 5.2%
	China Telecom Corp. Ltd. Class H,	124,622,045	41,366,934
[a]	Converge ICT Solutions, Inc.	18,627,181	14,556,676
	Wireless Telecommunication Services — 0.7%
[a]	T-Mobile US, Inc.	58,396	7,460,673
			63,384,283
	Total Common Stock (Cost $660,975,446)		1,053,339,714
	Short-Term Investments — 3.2%
[b]	Thornburg Capital Management Fund	3,442,707	34,427,071
	Total Short-Term Investments (Cost $34,427,071)		34,427,071
	Total Investments — 100.5% (Cost $695,402,517)		$1,087,766,785
	Liabilities Net of Other Assets — (0.5)%		(4,941,728)
	Net Assets — 100.0%		$1,082,825,057
52 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Global Opportunities Fund  |  September 30, 2021
Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2021
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Great Britain Pound	SSB	Sell	26,948,700	10/14/2021	36,310,982	$ 1,098,260	$ —
Euro	SSB	Sell	21,569,600	11/18/2021	25,006,340	438,994	—

Total						$ 1,537,254	—

Net unrealized appreciation (depreciation)						$ 1,537,254

*	Counterparty includes State Street Bank and Trust Company ("SSB").

Footnote Legend
a	Non-income producing.
b	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
COUNTRY EXPOSURE * (percent of equity holdings)
United States	44.5%
Netherlands	8.9%
China	8.3%
United Kingdom	7.2%
India	6.1%
South Korea	4.5%
France	4.5%
Denmark	3.2%
Taiwan	3.1%
Australia	2.8%
Switzerland	2.5%
Chile	2.0%
Philippines	1.4%
Macao	1.0%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Annual Report | 53

Schedule of Investments
Thornburg International Equity Fund  |  September 30, 2021
	Issuer-Description	SHARES	VALUE
	Common Stock — 90.8%
	Automobiles & Components — 0.5%
	Automobiles — 0.5%
[a]	NIO, Inc. ADR	451,311	$ 16,080,211
			16,080,211
	Banks — 10.8%
	Banks — 10.8%
	China Merchants Bank Co. Ltd. Class A	11,942,141	92,822,621
	Citigroup, Inc.	477,310	33,497,616
	ING Groep NV	4,628,032	67,284,652
	Intesa Sanpaolo SpA	25,525,573	72,262,489
	Mitsubishi UFJ Financial Group, Inc.	15,564,909	92,009,291
			357,876,669
	Capital Goods — 10.7%
	Aerospace & Defense — 2.1%
	Safran SA	542,046	68,558,305
	Construction & Engineering — 1.9%
	Ferrovial SA	2,146,055	62,640,481
	Electrical Equipment — 5.8%
	ABB Ltd.	2,612,544	87,394,333
	Schneider Electric SE	436,094	72,633,142
[a]	Siemens Energy AG	1,290,935	34,531,821
	Machinery — 0.9%
	Kone OYJ Class B	432,342	30,371,312
			356,129,394
	Commercial & Professional Services — 2.3%
	Professional Services — 2.3%
	Recruit Holdings Co. Ltd.	1,279,412	78,205,108
			78,205,108
	Consumer Durables & Apparel — 8.8%
	Household Durables — 2.3%
	Sony Group Corp.	689,535	76,551,246
	Textiles, Apparel & Luxury Goods — 6.5%
	adidas AG	273,121	85,830,028
	Kering SA	50,895	36,148,710
	LVMH Moet Hennessy Louis Vuitton SE	129,431	92,706,714
			291,236,698
	Consumer Services — 1.2%
	Hotels, Restaurants & Leisure — 1.2%
[b]	Evolution AB	259,147	39,245,023
			39,245,023
	Diversified Financials — 2.2%
	Capital Markets — 2.2%
	CME Group, Inc.	377,771	73,053,356
			73,053,356
	Energy — 3.5%
	Oil, Gas & Consumable Fuels — 3.5%
	TotalEnergies SE	2,456,720	117,426,163
			117,426,163
	Food, Beverage & Tobacco — 4.1%
	Beverages — 4.1%
	Kweichow Moutai Co. Ltd. Class A	313,858	88,589,040
	Wuliangye Yibin Co. Ltd. Class A	1,454,225	49,218,779
			137,807,819
54 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg International Equity Fund  |  September 30, 2021
	Issuer-Description	SHARES	VALUE
	Household & Personal Products — 1.0%
	Personal Products — 1.0%
	Shiseido Co. Ltd.	488,878	$ 32,857,210
			32,857,210
	Insurance — 1.1%
	Insurance — 1.1%
	Assicurazioni Generali SpA	1,704,676	36,103,647
			36,103,647
	Materials — 7.1%
	Chemicals — 5.9%
	Air Liquide SA	331,413	53,079,126
	Linde plc	243,280	71,543,408
	Sika AG	219,240	69,317,762
	Construction Materials — 1.2%
	CRH plc	865,915	40,633,874
			234,574,170
	Media & Entertainment — 6.2%
	Entertainment — 2.5%
[a]	Bilibili, Inc. Class Z	484,391	32,046,738
	Nintendo Co. Ltd.	108,200	51,706,899
	Interactive Media & Services — 3.7%
[a]	Kanzhun Ltd. ADR	1,039,865	37,424,741
	Tencent Holdings Ltd.	139,578	8,332,628
	Z Holdings Corp.	12,229,400	78,268,850
			207,779,856
	Pharmaceuticals, Biotechnology & Life Sciences — 3.2%
	Pharmaceuticals — 3.2%
	AstraZeneca plc	516,740	62,276,332
	Roche Holding AG	121,062	44,183,968
			106,460,300
	Semiconductors & Semiconductor Equipment — 5.8%
	Semiconductors & Semiconductor Equipment — 5.8%
	Infineon Technologies AG	1,855,232	75,875,593
[a]	Renesas Electronics Corp.	4,328,786	53,275,896
	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	576,898	64,410,662
			193,562,151
	Software & Services — 3.7%
	Information Technology Services — 3.7%
[a]	Amadeus IT Group SA	280,937	18,477,724
	Mastercard, Inc. Class A	173,958	60,481,717
[a]	Shopify, Inc. Class A	33,819	45,851,124
			124,810,565
	Technology Hardware & Equipment — 6.9%
	Communications Equipment — 2.6%
	Telefonaktiebolaget LM Ericsson Class B	7,685,804	86,749,071
	Electronic Equipment, Instruments & Components — 2.3%
	Keyence Corp.	129,970	77,575,324
	Technology Hardware, Storage & Peripherals — 2.0%
	Samsung Electronics Co. Ltd.	1,056,941	65,524,636
			229,849,031
	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 1.3%
	Vantage Towers AG	1,243,231	41,977,929
			41,977,929
	Transportation — 4.8%
See notes to financial statements.	Thornburg Equity Funds Annual Report | 55

Schedule of Investments, Continued
Thornburg International Equity Fund  |  September 30, 2021
	Issuer-Description	SHARES	VALUE
	Marine — 2.9%
	Kuehne + Nagel International AG	281,638	$ 96,151,510
	Road & Rail — 1.9%
	Canadian Pacific Railway Ltd.	957,580	62,309,731
			158,461,241
	Utilities — 5.6%
	Electric Utilities — 4.2%
	Electricite de France SA	2,225,228	27,962,532
	Endesa SA	648,331	13,075,214
	Enel SpA	6,742,496	51,750,121
	Iberdrola SA	4,750,930	47,796,387
	Multi-Utilities — 1.4%
	E.ON SE	3,691,898	45,062,186
			185,646,440
	Total Common Stock (Cost $2,328,739,807)		3,019,142,981
	Short-Term Investments — 10.6%
[c]	Thornburg Capital Management Fund	35,202,712	352,027,123
	Total Short-Term Investments (Cost $352,027,123)		352,027,123
	Total Investments — 101.4% (Cost $2,680,766,930)		$3,371,170,104
	Liabilities Net of Other Assets — (1.4)%		(45,908,606)
	Net Assets — 100.0%		$3,325,261,498

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2021, the aggregate value of these securities in the Fund’s portfolio was $39,245,023, representing 1.18% of the Fund’s net assets.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
56 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg International Equity Fund  |  September 30, 2021
COUNTRY EXPOSURE * (percent of equity holdings)
Japan	17.9%
France	13.1%
China	10.8%
Switzerland	9.8%
Germany	9.4%
United States	7.9%
Italy	5.3%
Spain	4.7%
United Kingdom	4.4%
Sweden	4.2%
Canada	3.6%
Netherlands	2.2%
South Korea	2.2%
Taiwan	2.1%
Ireland	1.4%
Finland	1.0%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Annual Report | 57

Schedule of Investments
Thornburg Better World International Fund  |  September 30, 2021
	Issuer-Description	SHARES	VALUE
	Common Stock — 91.0%
	Automobiles & Components — 2.6%
	Automobiles — 2.6%
[a]	NIO, Inc. ADR	249,349	$ 8,884,305
			8,884,305
	Banks — 12.2%
	Banks — 12.2%
	Bank of Ningbo Co. Ltd. Class A,	684,514	3,711,367
	China Merchants Bank Co. Ltd. Class A	883,890	6,870,207
	DNB Bank ASA	208,018	4,729,223
	ING Groep NV	745,631	10,840,358
	Intesa Sanpaolo SpA	2,063,622	5,842,081
	Mitsubishi UFJ Financial Group, Inc.	1,765,000	10,433,495
			42,426,731
	Capital Goods — 8.7%
	Construction & Engineering — 2.1%
	Skanska AB Class B	291,934	7,323,918
	Electrical Equipment — 5.6%
	ABB Ltd.	288,475	9,650,012
	Schneider Electric SE	58,105	9,677,612
	Machinery — 1.0%
	Kone OYJ Class B	49,929	3,507,430
			30,158,972
	Commercial & Professional Services — 5.1%
	Professional Services — 5.1%
	Experian plc	117,157	4,907,721
	Recruit Holdings Co. Ltd.	100,500	6,143,145
	RELX plc	104,564	3,010,004
[a]	Visional, Inc.	58,986	3,794,735
			17,855,605
	Consumer Durables & Apparel — 5.5%
	Household Durables — 3.9%
	Barratt Developments plc	687,119	6,073,985
	Sony Group Corp.	66,283	7,358,649
	Textiles, Apparel & Luxury Goods — 1.6%
	adidas AG	18,268	5,740,836
			19,173,470
	Consumer Services — 1.6%
	Diversified Consumer Services — 1.6%
[a]	Coursera, Inc.	170,795	5,405,662
			5,405,662
	Materials — 9.7%
	Chemicals — 6.0%
	Air Liquide SA	26,286	4,209,967
	Albemarle Corp.	15,973	3,497,608
	JSR Corp.	71,000	2,552,163
	Koninklijke DSM NV	11,447	2,289,124
	Linde plc	28,124	8,270,663
	Construction Materials — 1.5%
	CRH plc	112,428	5,275,789
	Containers & Packaging — 1.4%
	SCG Packaging PCL	2,690,500	4,780,628
	Paper & Forest Products — 0.8%
	Mondi plc	116,721	2,860,363
			33,736,305
	Media & Entertainment — 10.4%
58 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Better World International Fund  |  September 30, 2021
	Issuer-Description	SHARES	VALUE
	Entertainment — 2.2%
[a]	Sea Ltd. ADR	24,352	$ 7,761,713
	Interactive Media & Services — 8.2%
[a]	Bumble, Inc. Class A	90,004	4,498,400
[a]	Kanzhun Ltd. ADR	504,362	18,151,988
	Z Holdings Corp.	929,500	5,948,853
			36,360,954
	Pharmaceuticals, Biotechnology & Life Sciences — 1.6%
	Life Sciences Tools & Services — 1.6%
[a,b]	Wuxi Biologics Cayman, Inc.	350,000	5,677,101
			5,677,101
	Real Estate — 1.7%
	Real Estate Management & Development — 1.7%
	Vonovia SE	99,514	5,972,221
			5,972,221
	Retailing — 2.0%
	Internet & Direct Marketing Retail — 2.0%
[a]	MercadoLibre, Inc.	4,100	6,885,540
			6,885,540
	Semiconductors & Semiconductor Equipment — 11.3%
	Semiconductors & Semiconductor Equipment — 11.3%
	Infineon Technologies AG	175,060	7,159,634
	LONGi Green Energy Technology Co. Ltd. Class A	384,620	4,889,059
[a]	Renesas Electronics Corp.	900,000	11,076,618
	Taiwan Semiconductor Manufacturing Co. Ltd. Sponsored ADR	100,368	11,206,087
	Tokyo Electron Ltd.	11,000	4,859,563
			39,190,961
	Software & Services — 6.1%
	Information Technology Services — 6.1%
	Edenred	39,095	2,104,578
	Nomura Research Institute Ltd.	93,200	3,425,725
[a]	Shopify, Inc. Class A	4,382	5,941,028
	Visa, Inc. Class A	16,413	3,655,996
[a]	Wix.com Ltd.	31,311	6,136,017
			21,263,344
	Technology Hardware & Equipment — 4.3%
	Communications Equipment — 2.4%
	Telefonaktiebolaget LM Ericsson Class B	757,267	8,547,214
	Electronic Equipment, Instruments & Components — 1.9%
	Halma plc	89,745	3,423,188
	Keyence Corp.	5,265	3,142,526
			15,112,928
	Transportation — 4.1%
	Marine — 2.4%
	Kuehne + Nagel International AG	24,226	8,270,782
	Road & Rail — 1.7%
	Canadian Pacific Railway Ltd.	91,646	5,963,405
			14,234,187
	Utilities — 4.1%
	Independent Power and Renewable Electricity Producers — 3.2%
	China Longyuan Power Group Corp. Ltd. Class H	4,509,000	11,064,216
	Multi-Utilities — 0.9%
	E.ON SE	266,753	3,255,906
			14,320,122
	Total Common Stock (Cost $291,986,297)		316,658,408
See notes to financial statements.	Thornburg Equity Funds Annual Report | 59

Schedule of Investments, Continued
Thornburg Better World International Fund  |  September 30, 2021
	Issuer-Description	SHARES	VALUE
	Exchange-Traded Funds — 0.3%
a	KraneShares Global Carbon ETF	22,521	925,388
	Total Exchange-Traded Funds (Cost $893,592)		925,388
	Short-Term Investments — 9.1%
[c]	Thornburg Capital Management Fund	3,170,072	$ 31,700,716
	Total Short-Term Investments (Cost $31,700,716)		31,700,716
	Total Investments — 100.4% (Cost $324,580,605)		$349,284,512
	Liabilities Net of Other Assets — (0.4)%		(1,374,818)
	Net Assets — 100.0%		$347,909,694

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2021, the aggregate value of these securities in the Fund’s portfolio was $5,677,101, representing 1.63% of the Fund’s net assets.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
COUNTRY EXPOSURE * (percent of equity holdings)
China	18.7%
Japan	18.6%
United States	8.4%
United Kingdom	8.1%
Germany	7.0%
Taiwan	6.0%
Switzerland	5.7%
Sweden	5.0%
Netherlands	4.1%
Canada	3.8%
Argentina	2.2%
France	2.0%
Israel	1.9%
Italy	1.8%
Ireland	1.7%
Thailand	1.5%
Norway	1.5%
Finland	1.1%
Austria	0.9%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
60 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg International Growth Fund  |  September 30, 2021
	Issuer-Description	SHARES	VALUE
	Common Stock — 96.6%
	Automobiles & Components — 2.0%
	Automobiles — 2.0%
	Ferrari NV	181,295	$ 37,912,410
			37,912,410
	Capital Goods — 2.0%
	Machinery — 1.2%
	Otis Worldwide Corp.	273,220	22,480,541
	Trading Companies & Distributors — 0.8%
	MonotaRO Co. Ltd.	723,892	16,222,518
			38,703,059
	Commercial & Professional Services — 5.6%
	Professional Services — 5.6%
	Experian plc	923,584	38,689,050
	Nihon M&A Center, Inc.	1,276,012	37,469,235
	Wolters Kluwer NV	307,210	32,563,185
			108,721,470
	Consumer Durables & Apparel — 4.1%
	Textiles, Apparel & Luxury Goods — 4.1%
	adidas AG	111,657	35,088,929
	LVMH Moet Hennessy Louis Vuitton SE	62,455	44,734,243
			79,823,172
	Consumer Services — 1.6%
	Hotels, Restaurants & Leisure — 1.6%
[a]	Evolution AB	198,337	30,036,003
			30,036,003
	Diversified Financials — 1.9%
	Capital Markets — 1.9%
	Japan Exchange Group, Inc.	1,519,635	37,686,933
			37,686,933
	Energy — 0.8%
	Oil, Gas & Consumable Fuels — 0.8%
	Reliance Industries Ltd.	456,350	15,394,488
			15,394,488
	Food, Beverage & Tobacco — 5.1%
	Beverages — 0.6%
	Kweichow Moutai Co. Ltd. Class A	42,081	11,877,713
	Food Products — 4.5%
	Nestle SA	724,210	87,260,077
			99,137,790
	Health Care Equipment & Services — 0.2%
	Health Care Providers & Services — 0.2%
[b]	Oncoclinicas do Brasil Servicos Medicos SA	1,980,924	4,899,793
			4,899,793
	Materials — 3.9%
	Chemicals — 2.9%
	Air Liquide SA	199,294	31,918,939
	Sika AG	73,339	23,187,810
	Containers & Packaging — 1.0%
	SIG Combibloc Group AG	733,844	19,512,517
			74,619,266
	Media & Entertainment — 15.3%
	Entertainment — 6.9%
See notes to financial statements.	Thornburg Equity Funds Annual Report | 61

Schedule of Investments, Continued
Thornburg International Growth Fund  |  September 30, 2021
	Issuer-Description	SHARES	VALUE
	Activision Blizzard, Inc.	798,936	$ 61,829,657
[b]	Sea Ltd. ADR	94,208	30,026,916
[b]	Ubisoft Entertainment SA	693,750	41,543,287
	Interactive Media & Services — 8.4%
[b]	Baltic Classifieds Group plc	2,675,000	6,948,714
	carsales.com Ltd.	2,162,106	38,808,743
[b]	Hemnet Group AB	585,636	11,305,456
	Tencent Holdings Ltd.	1,003,500	59,907,662
[b]	Yandex NV Class A	559,313	44,571,653
			294,942,088
	Pharmaceuticals, Biotechnology & Life Sciences — 8.1%
	Biotechnology — 1.6%
	CSL Ltd.	146,025	30,509,167
	Life Sciences Tools & Services — 2.7%
	Lonza Group AG	70,498	52,881,210
	Pharmaceuticals — 3.8%
	AstraZeneca plc	598,886	72,176,381
			155,566,758
	Retailing — 13.0%
	Internet & Direct Marketing Retail — 11.1%
[b]	About You Holding SE	100,000	2,834,977
[b]	Alibaba Group Holding Ltd.	3,426,546	63,438,863
[b]	Amazon.com, Inc.	3,389	11,133,001
[a,b]	Boozt AB	956,158	15,750,620
[a,b]	Just Eat Takeaway.com NV	323,926	23,667,329
[a,b]	Meituan Class B	427,100	13,633,639
[b]	MercadoLibre, Inc.	44,482	74,703,071
	Prosus NV	104,727	8,382,452
	Multiline Retail — 1.9%
	B&M European Value Retail SA	4,734,336	37,559,429
			251,103,381
	Semiconductors & Semiconductor Equipment — 8.6%
	Semiconductors & Semiconductor Equipment — 8.6%
	ASML Holding NV	81,294	60,731,348
	SK Hynix, Inc.	325,681	27,880,349
	Taiwan Semiconductor Manufacturing Co. Ltd.	3,718,000	76,895,985
			165,507,682
	Software & Services — 21.6%
	Information Technology Services — 19.4%
[b]	21Vianet Group, Inc.	1,882,289	32,582,423
[a,b]	Adyen NV	38,038	106,329,969
[b]	Amadeus IT Group SA	159,135	10,466,591
[b]	Dlocal Ltd.	247,315	13,493,506
	Edenred	327,801	17,646,322
[b]	GDS Holdings Ltd. Class A	1,864,788	13,222,656
[b]	Globant SA	6,494	1,824,879
	Mastercard, Inc. Class A	112,498	39,113,305
	Nomura Research Institute Ltd.	418,000	15,364,303
[b]	Shopify, Inc. Class A	40,357	54,715,214
	Visa, Inc. Class A	185,208	41,255,082
[b]	Wix.com Ltd.	141,159	27,662,929
	Software — 2.2%
[b]	Atlassian Corp. plc Class A	84,687	33,148,185
[b]	Unifiedpost Group SA	443,632	9,129,341
			415,954,705
	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 1.9%
[a]	Cellnex Telecom SA	581,256	35,853,759
62 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg International Growth Fund  |  September 30, 2021
	Issuer-Description	SHARES	VALUE
			35,853,759
	Transportation — 0.9%
	Air Freight & Logistics — 0.9%
	DSV AS	69,287	$ 16,584,793
			16,584,793
	Total Common Stock (Cost $1,262,679,966)		1,862,447,550
	Short-Term Investments — 3.3%
[c]	Thornburg Capital Management Fund	6,424,027	64,240,267
	Total Short-Term Investments (Cost $64,240,267)		64,240,267
	Total Investments — 99.9% (Cost $1,326,920,233)		$1,926,687,817
	Other Assets Less Liabilities — 0.1%		1,717,424
	Net Assets — 100.0%		$1,928,405,241

Footnote Legend
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2021, the aggregate value of these securities in the Fund’s portfolio was $225,271,319, representing 11.68% of the Fund’s net assets.
b	Non-income producing.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
COUNTRY EXPOSURE * (percent of equity holdings)
United States	11.3%
China	10.9%
Netherlands	10.7%
Switzerland	9.8%
United Kingdom	9.6%
France	7.3%
Taiwan	5.8%
Japan	5.7%
Argentina	4.0%
Australia	3.7%
Sweden	3.1%
Canada	3.0%
Spain	2.5%
Russian Federation	2.4%
Germany	2.0%
Italy	2.0%
South Korea	1.5%
Israel	1.5%
Denmark	0.9%
India	0.8%
Uruguay	0.7%
Belgium	0.5%
Brazil	0.3%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Annual Report | 63

Schedule of Investments
Thornburg Developing World Fund  |  September 30, 2021
	Issuer-Description	SHARES	VALUE
	Common Stock — 97.9%
	Automobiles & Components — 3.1%
	Auto Components — 2.0%
[a]	K Car Co. Ltd.	187,500	$ 3,959,037
[a,b]	Sona Blw Precision Forgings Ltd.	2,677,338	20,232,226
	Automobiles — 1.1%
[a]	Li Auto, Inc. Class A	976,909	12,699,760
			36,891,023
	Banks — 10.0%
	Banks — 10.0%
	Bank Rakyat Indonesia Persero Tbk PT	138,448,029	36,902,865
	Grupo Financiero Banorte SAB de CV	3,186,070	20,419,311
	HDFC Bank Ltd.	1,705,941	36,422,014
	ICICI Bank Ltd.	1,304,076	12,272,384
[a]	KakaoBank Corp.	207,007	11,958,850
			117,975,424
	Capital Goods — 1.0%
	Machinery — 1.0%
	Shenzhen Inovance Technology Co. Ltd. Class A	1,190,757	11,572,899
			11,572,899
	Consumer Durables & Apparel — 1.2%
	Textiles, Apparel & Luxury Goods — 1.2%
	Shenzhou International Group Holdings Ltd.	664,402	14,100,910
			14,100,910
	Consumer Services — 2.7%
	Hotels, Restaurants & Leisure — 2.7%
[a]	Huazhu Group Ltd.	99,960	458,183
[a]	Huazhu Group Ltd. ADR	165,442	7,587,170
	Yum China Holdings, Inc.	395,916	23,327,014
			31,372,367
	Diversified Financials — 4.4%
	Capital Markets — 2.5%
	East Money Information Co. Ltd. Class A	3,865,599	20,438,722
[a]	XP, Inc. Class A	229,679	9,226,205
	Consumer Finance — 1.9%
[a]	SBI Cards & Payment Services Ltd.	1,644,531	22,640,367
			52,305,294
	Energy — 5.8%
	Oil, Gas & Consumable Fuels — 5.8%
	LUKOIL PJSC Sponsored ADR	346,470	32,905,743
	Novatek PJSC Sponsored GDR	77,309	20,241,412
	Reliance Industries Ltd.	456,663	14,720,499
			67,867,654
	Food & Staples Retailing — 3.2%
	Food & Staples Retailing — 3.2%
	Magnit PJSC Sponsored GDR	1,240,655	20,918,457
	Wal-Mart de Mexico SAB de CV	5,097,380	17,274,022
			38,192,479
	Food, Beverage & Tobacco — 2.6%
	Beverages — 1.3%
	Wuliangye Yibin Co. Ltd. Class A	466,015	15,772,449
	Food Products — 1.3%
[b]	China Feihe Ltd.	9,048,727	15,251,887
			31,024,336
64 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Developing World Fund  |  September 30, 2021
	Issuer-Description	SHARES	VALUE
	Health Care Equipment & Services — 0.8%
	Health Care Providers & Services — 0.8%
[a]	Oncoclinicas do Brasil Servicos Medicos SA	3,784,958	$ 9,362,050
			9,362,050
	Household & Personal Products — 1.3%
	Personal Products — 1.3%
[a]	Natura & Co. Holding SA	1,890,345	15,818,395
			15,818,395
	Insurance — 3.2%
	Insurance — 3.2%
	AIA Group Ltd.	3,223,412	37,083,421
			37,083,421
	Materials — 6.6%
	Chemicals — 2.5%
	Sociedad Quimica y Minera de Chile SA Sponsored ADR	535,538	28,769,101
	Construction Materials — 1.3%
	Beijing Oriental Yuhong Waterproof Technology Co. Ltd. Class A	2,258,268	15,400,579
	Metals & Mining — 2.8%
	First Quantum Minerals Ltd.	915,523	16,950,114
	Severstal PAO GDR	791,263	16,525,504
			77,645,298
	Media & Entertainment — 7.2%
	Interactive Media & Services — 7.2%
	NAVER Corp.	93,269	30,262,709
	Tencent Holdings Ltd.	923,480	55,130,571
			85,393,280
	Retailing — 6.6%
	Internet & Direct Marketing Retail — 3.7%
[a]	Alibaba Group Holding Ltd.	1,612,641	29,856,337
[a,b]	Meituan Class B	439,979	14,044,755
	Multiline Retail — 0.9%
	Fix Price Group Ltd. GDR	1,239,151	11,133,772
	Specialty Retail — 2.0%
	China Tourism Group Duty Free Corp. Ltd. Class A	310,010	12,420,433
	Lojas Quero Quero S/A	3,596,667	10,732,376
			78,187,673
	Semiconductors & Semiconductor Equipment — 13.4%
	Semiconductors & Semiconductor Equipment — 13.4%
	MediaTek, Inc.	865,429	27,855,972
	Micron Technology, Inc.	496,248	35,223,683
	Taiwan Semiconductor Manufacturing Co. Ltd.	4,592,560	94,983,708
			158,063,363
	Software & Services — 7.0%
	Information Technology Services — 7.0%
[a]	Dlocal Ltd.	166,185	9,067,054
[a]	GDS Holdings Ltd. Class A	1,948,711	13,817,729
[a]	Globant SA	38,093	10,704,514
	Infosys Ltd. Sponsored ADR	1,061,355	23,615,149
[a,b]	Network International Holdings plc	2,971,096	14,543,827
[a]	Pagseguro Digital Ltd. Class A	213,692	11,052,150
			82,800,423
	Technology Hardware & Equipment — 6.8%
	Electronic Equipment, Instruments & Components — 2.9%
	Hon Hai Precision Industry Co. Ltd.	6,225,761	23,238,346
	Sunny Optical Technology Group Co. Ltd.	411,959	10,787,096
	Technology Hardware, Storage & Peripherals — 3.9%
See notes to financial statements.	Thornburg Equity Funds Annual Report | 65

Schedule of Investments, Continued
Thornburg Developing World Fund  |  September 30, 2021
	Issuer-Description	SHARES	VALUE
	Samsung Electronics Co. Ltd.	749,173	$ 46,444,681
			80,470,123
	Telecommunication Services — 3.8%
	Diversified Telecommunication Services — 3.8%
[a]	Converge ICT Solutions, Inc.	40,788,574	31,875,251
	Telefonica Brasil SA	1,641,924	12,925,544
			44,800,795
	Transportation — 3.8%
	Air Freight & Logistics — 1.8%
[a]	InPost SA	1,242,372	20,615,205
	Transportation Infrastructure — 2.0%
	Grupo Aeroportuario del Pacifico SAB de CV Class B	2,043,811	23,763,517
			44,378,722
	Utilities — 3.4%
	Electric Utilities — 0.6%
	Enel Chile SA	153,684,216	7,291,850
	Independent Power and Renewable Electricity Producers — 2.8%
	China Longyuan Power Group Corp. Ltd. Class H	13,291,384	32,614,492
			39,906,342
	Total Common Stock (Cost $828,588,771)		1,155,212,271
	Short-Term Investments — 2.5%
[c]	Thornburg Capital Management Fund	2,922,482	29,224,822
	Total Short-Term Investments (Cost $29,224,822)		29,224,822
	Total Investments — 100.4% (Cost $857,813,593)		$1,184,437,093
	Liabilities Net of Other Assets — (0.4)%		(4,590,493)
	Net Assets — 100.0%		$1,179,846,600

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2021, the aggregate value of these securities in the Fund’s portfolio was $64,072,695, representing 5.43% of the Fund’s net assets.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
66 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Developing World Fund  |  September 30, 2021
COUNTRY EXPOSURE * (percent of equity holdings)
China	26.4%
Taiwan	12.6%
India	11.2%
Russian Federation	8.8%
South Korea	8.0%
Brazil	6.0%
Mexico	5.3%
United States	4.0%
Hong Kong	3.2%
Indonesia	3.2%
Chile	3.1%
Philippines	2.8%
Poland	1.8%
Zambia	1.5%
United Arab Emirates	1.3%
Uruguay	0.8%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Annual Report | 67

Schedule of Investments
Thornburg Small/Mid Cap Core Fund  |  September 30, 2021
	Issuer-Description	SHARES	VALUE
	Common Stock — 99.8%
	Banks — 5.2%
	Banks — 5.2%
	Pinnacle Financial Partners, Inc.	204,805	$ 19,268,055
	Signature Bank	90,869	24,741,811
			44,009,866
	Capital Goods — 9.5%
	Aerospace & Defense — 2.2%
	Spirit AeroSystems Holdings, Inc. Class A	415,025	18,339,955
	Building Products — 2.1%
[a]	Builders FirstSource, Inc.	347,871	17,998,846
	Machinery — 5.2%
[a]	Chart Industries, Inc.	88,499	16,913,044
[a]	Gates Industrial Corp. plc	985,824	16,039,356
	ITT, Inc.	133,932	11,496,723
			80,787,924
	Commercial & Professional Services — 7.3%
	Commercial Services & Supplies — 5.8%
[a]	Casella Waste Systems, Inc. Class A	271,343	20,605,787
[a]	Clean Harbors, Inc.	151,425	15,728,515
[a]	IAA, Inc.	238,086	12,992,353
	Professional Services — 1.5%
	Booz Allen Hamilton Holding Corp. Class A	159,108	12,625,220
			61,951,875
	Consumer Durables & Apparel — 1.4%
	Household Durables — 1.4%
[a]	Sonos, Inc.	357,241	11,560,319
			11,560,319
	Consumer Services — 4.5%
	Diversified Consumer Services — 2.7%
[a]	Bright Horizons Family Solutions, Inc.	73,717	10,277,624
[a]	Terminix Global Holdings, Inc.	306,993	12,792,398
	Hotels, Restaurants & Leisure — 1.8%
[a]	Norwegian Cruise Line Holdings Ltd.	559,149	14,934,870
			38,004,892
	Diversified Financials — 5.9%
	Capital Markets — 3.2%
	LPL Financial Holdings, Inc.	172,615	27,059,127
	Consumer Finance — 2.7%
	OneMain Holdings, Inc.	417,897	23,122,241
			50,181,368
	Energy — 4.1%
	Oil, Gas & Consumable Fuels — 4.1%
	Chesapeake Energy Corp.	215,812	13,291,861
	Diamondback Energy, Inc.	222,818	21,094,180
			34,386,041
	Food, Beverage & Tobacco — 2.5%
	Food Products — 2.5%
	Lamb Weston Holdings, Inc.	151,075	9,271,473
[a]	SunOpta, Inc.	1,341,508	11,979,666
			21,251,139
	Health Care Equipment & Services — 8.8%
	Health Care Equipment & Supplies — 5.9%
[a]	Envista Holdings Corp.	373,604	15,620,383
68 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Small/Mid Cap Core Fund  |  September 30, 2021
	Issuer-Description	SHARES	VALUE
[a]	Haemonetics Corp.	231,819	$ 16,364,103
[a]	Heska Corp.	70,025	18,104,264
	Health Care Providers & Services — 2.9%
[a]	Amedisys, Inc.	47,460	7,076,286
[a]	PetIQ, Inc. Class A	704,960	17,602,851
			74,767,887
	Materials — 8.3%
	Chemicals — 4.4%
	Element Solutions, Inc.	697,923	15,130,971
	Sensient Technologies Corp.	241,154	21,964,306
	Containers & Packaging — 2.1%
	Crown Holdings, Inc.	176,954	17,833,424
	Metals & Mining — 1.8%
	Hudbay Minerals, Inc.	2,444,645	15,230,138
			70,158,839
	Media & Entertainment — 2.6%
	Entertainment — 1.6%
[a]	Zynga, Inc. Class A	1,819,666	13,702,085
	Media — 1.0%
[a]	WideOpenWest, Inc.	426,970	8,389,960
			22,092,045
	Pharmaceuticals, Biotechnology & Life Sciences — 3.8%
	Life Sciences Tools & Services — 3.8%
[a]	Avantor, Inc.	795,969	32,555,132
			32,555,132
	Real Estate — 4.6%
	Equity Real Estate Investment Trusts — 1.5%
	Kite Realty Group Trust	635,541	12,939,615
	Real Estate Management & Development — 3.1%
[a]	Jones Lang LaSalle, Inc.	106,413	26,400,001
			39,339,616
	Retailing — 2.7%
	Multiline Retail — 1.0%
[a]	Ollie’s Bargain Outlet Holdings, Inc.	143,450	8,647,166
	Specialty Retail — 1.7%
[a]	Floor & Decor Holdings, Inc. Class A	115,349	13,933,006
			22,580,172
	Semiconductors & Semiconductor Equipment — 6.3%
	Semiconductors & Semiconductor Equipment — 6.3%
	Brooks Automation, Inc.	155,925	15,958,924
[a]	Cohu, Inc.	329,323	10,518,577
	Entegris, Inc.	109,737	13,815,888
[a]	MaxLinear, Inc.	264,444	13,023,867
			53,317,256
	Software & Services — 10.0%
	Information Technology Services — 3.8%
[a,b]	Nuvei Corp.	155,261	17,786,492
[a]	Repay Holdings Corp. Class A	625,919	14,414,915
	Software — 6.2%
[a]	Agilysys, Inc.	166,712	8,729,040
[a]	Black Knight, Inc.	212,977	15,334,344
[a]	Elastic NV	110,547	16,470,397
[a]	Varonis Systems, Inc. Class B	193,976	11,803,440
			84,538,628
	Technology Hardware & Equipment — 5.8%
See notes to financial statements.	Thornburg Equity Funds Annual Report | 69

Schedule of Investments, Continued
Thornburg Small/Mid Cap Core Fund  |  September 30, 2021
	Issuer-Description	SHARES	VALUE
	Electronic Equipment, Instruments & Components — 5.8%
[a]	Flex Ltd.	674,626	$ 11,927,387
[a]	II-VI, Inc.	206,094	12,233,740
[a]	PAR Technology Corp.	138,633	8,527,316
[a]	Teledyne Technologies, Inc.	37,821	16,247,145
			48,935,588
	Telecommunication Services — 1.9%
	Diversified Telecommunication Services — 1.9%
[a]	Radius Global Infrastructure, Inc. Class A	960,760	15,689,211
			15,689,211
	Transportation — 2.1%
	Air Freight & Logistics — 1.0%
[a]	GXO Logistics, Inc.	113,228	8,881,605
	Road & Rail — 1.1%
[a]	XPO Logistics, Inc.	113,228	9,010,684
			17,892,289
	Utilities — 2.5%
	Independent Power and Renewable Electricity Producers — 2.5%
	AES Corp.	944,660	21,566,588
			21,566,588
	Total Common Stock (Cost $750,005,221)		845,566,675
	Short-Term Investments — 0.3%
[c]	Thornburg Capital Management Fund	228,088	2,280,880
	Total Short-Term Investments (Cost $2,280,880)		2,280,880
	Total Investments — 100.1% (Cost $752,286,101)		$847,847,555
	Liabilities Net of Other Assets — (0.1)%		(1,070,576)
	Net Assets — 100.0%		$846,776,979

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2021, the aggregate value of these securities in the Fund’s portfolio was $17,786,492, representing 2.10% of the Fund’s net assets.
c	Investment in Affiliates.
70 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Small/Mid Cap Growth Fund  |  September 30, 2021
	Issuer-Description	SHARES	VALUE
	Common Stock — 99.6%
	Automobiles & Components — 2.6%
	Auto Components — 2.6%
[a]	Fox Factory Holding Corp.	124,726	$ 18,027,896
			18,027,896
	Banks — 2.7%
	Banks — 2.7%
	Signature Bank	67,059	18,258,825
			18,258,825
	Capital Goods — 10.0%
	Building Products — 2.2%
[a]	Trex Co., Inc.	152,010	15,494,379
	Machinery — 7.8%
[a]	Chart Industries, Inc.	101,622	19,420,980
[a]	Kornit Digital Ltd.	145,838	21,108,592
	Rexnord Corp.	203,323	13,071,636
			69,095,587
	Commercial & Professional Services — 5.1%
	Commercial Services & Supplies — 3.6%
[a]	Casella Waste Systems, Inc. Class A	207,289	15,741,526
[a]	IAA, Inc.	168,682	9,204,977
	Professional Services — 1.5%
	Booz Allen Hamilton Holding Corp. Class A	133,177	10,567,595
			35,514,098
	Consumer Durables & Apparel — 3.5%
	Household Durables — 1.8%
[a]	Sonos, Inc.	372,534	12,055,200
	Leisure Products — 1.7%
[a]	YETI Holdings, Inc.	137,898	11,816,480
			23,871,680
	Consumer Services — 1.1%
	Hotels, Restaurants & Leisure — 1.1%
[a]	Penn National Gaming, Inc.	108,424	7,856,403
			7,856,403
	Diversified Financials — 1.4%
	Capital Markets — 1.4%
[a]	Open Lending Corp. Class A	261,011	9,414,667
			9,414,667
	Food, Beverage & Tobacco — 3.8%
	Food Products — 3.8%
[a]	Freshpet, Inc.	113,753	16,231,415
[a]	Oatly Group AB ADR	658,847	9,961,767
			26,193,182
	Health Care Equipment & Services — 9.4%
	Health Care Equipment & Supplies — 8.1%
[a]	AtriCure, Inc.	148,024	10,295,069
	CONMED Corp.	110,403	14,444,025
[a]	Heska Corp.	90,440	23,382,358
[a]	Silk Road Medical, Inc.	139,078	7,653,462
	Health Care Providers & Services — 1.3%
[a]	Amedisys, Inc.	62,146	9,265,968
			65,040,882
	Media & Entertainment — 5.1%
See notes to financial statements.	Thornburg Equity Funds Annual Report | 71

Schedule of Investments, Continued
Thornburg Small/Mid Cap Growth Fund  |  September 30, 2021
	Issuer-Description	SHARES	VALUE
	Entertainment — 2.9%
[a]	Zynga, Inc. Class A	2,603,201	$ 19,602,103
	Interactive Media & Services — 2.2%
[a]	Eventbrite, Inc. Class A	816,379	15,437,727
			35,039,830
	Pharmaceuticals, Biotechnology & Life Sciences — 12.2%
	Biotechnology — 4.8%
[a]	Horizon Therapeutics plc	179,140	19,622,995
[a]	Natera, Inc.	122,527	13,654,409
	Life Sciences Tools & Services — 7.4%
[a]	Avantor, Inc.	697,386	28,523,088
[a]	Repligen Corp.	76,271	22,041,556
			83,842,048
	Retailing — 5.5%
	Internet & Direct Marketing Retail — 1.2%
[a]	Overstock.com, Inc.	103,642	8,075,785
	Specialty Retail — 4.3%
[a]	Floor & Decor Holdings, Inc. Class A	162,910	19,677,899
[a]	Leslie’s, Inc.	503,325	10,338,295
			38,091,979
	Semiconductors & Semiconductor Equipment — 7.2%
	Semiconductors & Semiconductor Equipment — 7.2%
	Entegris, Inc.	144,243	18,160,194
[a]	MaxLinear, Inc.	294,496	14,503,928
	Monolithic Power Systems, Inc.	35,172	17,047,165
			49,711,287
	Software & Services — 22.5%
	Information Technology Services — 8.1%
[a]	BigCommerce Holdings, Inc. Series 1	196,896	9,970,813
[a,b]	Nuvei Corp.	178,914	20,496,148
[a]	Repay Holdings Corp. Class A	607,888	13,999,661
[a]	Shift4 Payments, Inc. Class A	148,319	11,497,689
	Software — 14.4%
[a]	Anaplan, Inc.	203,832	12,411,331
[a]	Black Knight, Inc.	220,689	15,889,608
[a]	Domo, Inc. Class B	161,634	13,648,375
[a]	Elastic NV	132,064	19,676,215
[a]	LivePerson, Inc.	193,147	11,386,016
[a]	Procore Technologies, Inc.	129,007	11,525,485
[a]	Varonis Systems, Inc. Class B	242,842	14,776,936
			155,278,277
	Technology Hardware & Equipment — 5.4%
	Communications Equipment — 2.3%
[a]	Calix, Inc.	324,379	16,034,054
	Electronic Equipment, Instruments & Components — 3.1%
[a]	nLight, Inc.	301,650	8,503,514
[a]	Teledyne Technologies, Inc.	29,640	12,732,751
			37,270,319
	Transportation — 2.1%
	Air Freight & Logistics — 1.0%
[a]	GXO Logistics, Inc.	92,955	7,291,390
	Road & Rail — 1.1%
[a]	XPO Logistics, Inc.	92,955	7,397,359
			14,688,749
	Total Common Stock (Cost $606,871,111)		687,195,709
72 | Thornburg Equity Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Small/Mid Cap Growth Fund  |  September 30, 2021
	Issuer-Description	SHARES	VALUE
	Short-Term Investments — 0.6%
[c]	Thornburg Capital Management Fund	414,275	$ 4,142,746
	Total Short-Term Investments (Cost $4,142,746)		4,142,746
	Total Investments — 100.2% (Cost $611,013,857)		$691,338,455
	Liabilities Net of Other Assets — (0.2)%		(1,101,249)
	Net Assets — 100.0%		$690,237,206

Footnote Legend
a	Non-income producing.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2021, the aggregate value of these securities in the Fund’s portfolio was $20,496,148, representing 2.97% of the Fund’s net assets.
c	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ADR	American Depositary Receipt
COUNTRY EXPOSURE * (percent of equity holdings)
United States	93.9%
Israel	3.1%
Canada	3.0%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
See notes to financial statements.	Thornburg Equity Funds Annual Report | 73

Statements of Assets and Liabilities
September 30, 2021
	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 7,760,674,560	$ 50,651,921	$ 660,975,446	$ 2,328,739,807	$ 292,879,889
Non-controlled affiliated issuers	591,746,226	5,946,069	34,427,071	352,027,123	31,700,716
Investments at value
Non-affiliated issuers	10,157,773,367	56,914,017	1,053,339,714	3,019,142,981	317,583,796
Non-controlled affiliated issuers	673,674,273	5,946,069	34,427,071	352,027,123	31,700,716
Cash	-	1,834	27	140	15
Foreign currency at value (a)	2,407,129	51	24	-	59,938
Unrealized appreciation on forward currency contracts	24,246,990	-	1,537,254	-	-
Receivable for investments sold	12,765,250	1,556	1,434	3,678,293	1,658,309
Due from broker	1,164,542	-	-	-	-
Receivable for fund shares sold	5,715,904	-	342,053	4,030,035	3,279,863
Dividends receivable	23,052,822	80,828	2,251,698	5,922,318	689,529
Tax reclaims receivable	38,901,270	23,881	567,847	3,519,915	209,473
Principal and interest receivable	18,938,519	73,217	-	-	-
Prepaid expenses and other assets	74,606	17,279	61,883	63,272	33,665
Total Assets	10,958,714,672	63,058,732	1,092,529,005	3,388,384,077	355,215,304
Liabilities
Unrealized depreciation on forward currency contracts	-	20,736	-	-	-
Payable for investments purchased	1,164,542	473,499	2,760,129	4,758,885	4,563,069
Payable for fund shares redeemed	8,639,819	-	343,289	3,670,597	672,654
Payable to custodian	7,462,985	-	-	-	-
Due to broker	1,422,954	-	-	-	1,649,663
Payable to investment advisor and other affiliates	9,295,180	31,311	1,024,687	2,595,776	278,255
IRS compliance fees for foreign withholding tax claims payable	58,811,633	-	-	50,324,968	-
Deferred taxes payable	-	2,144	4,956,483	-	-
Accounts payable and accrued expenses	4,769,358	65,194	619,360	1,772,353	141,969
Dividends payable	20,414,215	-	-	-	-
Total Liabilities	111,980,686	592,884	9,703,948	63,122,579	7,305,610
Net Assets	$ 10,846,733,986	$ 62,465,848	$ 1,082,825,057	$ 3,325,261,498	$ 347,909,694
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 9,252,406,311	$ 46,894,756	$ 566,822,727	$ 2,209,701,508	$ 281,691,294
Distributable earnings	1,594,327,675	15,571,092	516,002,330	1,115,559,990	66,218,400
Net Assets	$ 10,846,733,986	$ 62,465,848	$ 1,082,825,057	$ 3,325,261,498	$ 347,909,694
74   |  Thornburg Equity Funds Annual Report

Statements of Assets and Liabilities, Continued
September 30, 2021
	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 3,876,333,563	$ -	$ 277,126,331	$ 543,261,911	$ 40,286,581
Shares outstanding	168,812,437	-	7,048,562	18,893,342	1,877,570
Net asset value and redemption price per share	$ 22.96	$ -	$ 39.32	$ 28.75	$ 21.46
Maximum offering price per share (net asset value, plus 4.50% of offering price)	$ 24.04	$ -	$ 41.17	$ 30.10	$ 22.47
Class C Shares:
Net assets applicable to shares outstanding	922,522,861	-	112,419,441	27,188,825	5,597,437
Shares outstanding	40,230,328	-	3,008,788	1,079,065	265,496
Net asset value and redemption price per share*	22.93	-	37.36	25.20	21.08
Class I Shares:
Net assets applicable to shares outstanding	5,858,019,820	62,465,848	605,580,515	2,000,722,956	302,025,676
Shares outstanding	253,249,510	4,383,805	15,334,527	66,968,900	13,712,185
Net asset value and redemption price per share	23.13	14.25	39.49	29.88	22.03
Class R3 Shares:
Net assets applicable to shares outstanding	24,970,600	-	3,776,204	157,723,857	-
Shares outstanding	1,087,949	-	97,289	5,486,241	-
Net asset value and redemption price per share	22.95	-	38.81	28.75	-
Class R4 Shares:
Net assets applicable to shares outstanding	12,750,864	-	6,177,241	104,734,961	-
Shares outstanding	554,756	-	158,331	3,667,814	-
Net asset value and redemption price per share	22.98	-	39.01	28.56	-
Class R5 Shares:
Net assets applicable to shares outstanding	38,748,705	-	20,672,845	160,007,178	-
Shares outstanding	1,676,346	-	522,942	5,361,470	-
Net asset value and redemption price per share	23.11	-	39.53	29.84	-
Class R6 Shares:
Net assets applicable to shares outstanding	113,387,573	-	57,072,480	331,621,810	-
Shares outstanding	4,917,485	-	1,439,629	11,145,442	-
Net asset value and redemption price per share	23.06	-	39.64	29.75	-

(a)	Cost of foreign currency is $2,408,999; $51; $24; $0; $59,813 respectively.
*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Equity Funds Annual Report  |  75

Statements of Assets and Liabilities, Continued
September 30, 2021
	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 1,262,679,966	$ 828,588,771	$ 750,005,221	$ 606,871,111
Non-controlled affiliated issuers	64,240,267	29,224,822	2,280,880	4,142,746
Investments at value
Non-affiliated issuers	1,862,447,550	1,155,212,271	845,566,675	687,195,709
Non-controlled affiliated issuers	64,240,267	29,224,822	2,280,880	4,142,746
Cash	26	34	454	498
Foreign currency at value (a)	411,075	348,617	-	-
Receivable for investments sold	4,085,572	4,260,421	-	-
Receivable for fund shares sold	2,495,112	2,928,000	601,627	42,085
Dividends receivable	1,262,390	2,597,474	148,408	43,580
Tax reclaims receivable	1,033,189	366,564	-	-
Prepaid expenses and other assets	61,334	45,284	64,951	63,540
Total Assets	1,936,036,515	1,194,983,487	848,662,995	691,488,158
Liabilities
Payable for investments purchased	1,559	4,000,985	-	-
Payable for fund shares redeemed	5,025,294	3,308,521	852,375	484,636
Payable to investment advisor and other affiliates	1,563,083	1,004,648	697,808	579,573
Deferred taxes payable	537,183	6,343,715	-	-
Accounts payable and accrued expenses	504,155	479,018	335,833	186,743
Total Liabilities	7,631,274	15,136,887	1,886,016	1,250,952
Net Assets	$ 1,928,405,241	$ 1,179,846,600	$ 846,776,979	$ 690,237,206
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 1,222,206,864	$ 916,916,241	$ 532,639,957	$ 370,995,357
Distributable earnings	706,198,377	262,930,359	314,137,022	319,241,849
Net Assets	$ 1,928,405,241	$ 1,179,846,600	$ 846,776,979	$ 690,237,206
76   |  Thornburg Equity Funds Annual Report

Statements of Assets and Liabilities, Continued
September 30, 2021
	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 154,613,104	$ 131,471,420	$ 454,487,680	$ 340,544,865
Shares outstanding	5,107,916	4,766,603	4,656,718	6,578,202
Net asset value and redemption price per share	$ 30.27	$ 27.58	$ 97.60	$ 51.77
Maximum offering price per share (net asset value, plus 4.50% of offering price)	$ 31.70	$ 28.88	$ 102.20	$ 54.21
Class C Shares:
Net assets applicable to shares outstanding	27,864,384	40,932,742	17,364,380	23,432,866
Shares outstanding	1,011,399	1,578,837	198,682	549,197
Net asset value and redemption price per share*	27.55	25.93	87.40	42.67
Class I Shares:
Net assets applicable to shares outstanding	1,584,102,463	925,280,119	332,235,095	274,356,767
Shares outstanding	50,576,094	32,790,429	3,289,862	4,834,068
Net asset value and redemption price per share	31.32	28.22	100.99	56.75
Class R3 Shares:
Net assets applicable to shares outstanding	7,642,969	-	23,594,085	26,880,611
Shares outstanding	256,438	-	242,996	526,128
Net asset value and redemption price per share	29.80	-	97.10	51.09
Class R4 Shares:
Net assets applicable to shares outstanding	9,902,535	-	4,385,598	2,076,547
Shares outstanding	329,827	-	44,616	40,038
Net asset value and redemption price per share	30.02	-	98.30	51.86
Class R5 Shares:
Net assets applicable to shares outstanding	36,395,806	4,156,531	14,710,141	22,945,550
Shares outstanding	1,158,673	147,788	145,873	404,794
Net asset value and redemption price per share	31.41	28.12	100.84	56.68
Class R6 Shares:
Net assets applicable to shares outstanding	107,883,980	78,005,788	-	-
Shares outstanding	3,420,813	2,760,300	-	-
Net asset value and redemption price per share	31.54	28.26	-	-

(a)	Cost of foreign currency is $408,369; $351,404; $0; $0 respectively.
*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Equity Funds Annual Report  |  77

Statements of Operations
Year Ended September 30, 2021
	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 494,034,052	$ 640,720	$ 29,692,321	$ 69,918,808	$ 3,816,603
Non-controlled affiliated issuers	17,058,440	6,554	54,499	221,869	18,901
Dividend taxes withheld	(34,913,518)	(41,709)	(1,848,458)	(7,820,185)	(420,132)
Interest income	187,127,027	648,665	35,490	17,822,749	1,522
Foreign withholding tax claims	99,665,676	-	530,674	64,695,542	29,083
Less: IRS compliance fees for foreign withholding tax claims	(58,811,633)	-	-	(50,324,968)	-
Total Income	704,160,044	1,254,230	28,464,526	94,513,815	3,445,977
EXPENSES
Investment management fees	74,957,105	425,106	8,969,271	27,218,387	2,077,553
Administration fees	9,126,071	48,123	901,917	3,113,901	179,994
Distribution and service fees
Class A Shares	9,346,270	-	660,348	2,179,839	61,470
Class C Shares	11,024,069	-	1,224,981	321,519	36,697
Class R3 Shares	129,943	-	20,046	839,638	-
Class R4 Shares	33,930	-	15,451	273,141	-
Transfer agent fees
Class A Shares	2,320,000	-	212,090	1,195,380	27,996
Class C Shares	1,009,591	-	111,895	16,748	4,439
Class I Shares	4,336,475	5,386	427,635	1,497,250	91,140
Class R3 Shares	57,350	-	10,002	380,617	-
Class R4 Shares	39,943	-	23,592	297,132	-
Class R5 Shares	117,548	-	94,411	423,776	-
Class R6 Shares	8,613	-	3,733	10,915	-
Registration and filing fees
Class A Shares	93,481	-	23,263	30,803	16,551
Class C Shares	25,828	-	16,063	15,774	21,528
Class I Shares	217,072	37,073	55,759	107,761	41,644
Class R3 Shares	13,927	-	13,917	19,945	-
Class R4 Shares	13,950	-	13,895	24,791	-
Class R5 Shares	13,813	-	13,651	14,732	-
Class R6 Shares	14,363	-	13,631	20,799	-
Dividend expense on securities sold short	-	10,228	-	-	-
Short sale financing fees	-	3,162	-	-	-
Custodian fees	999,314	79,758	196,877	580,235	86,136
Professional fees	413,303	54,733	74,480	154,709	58,185
Trustee and officer fees	617,130	2,999	60,704	206,916	10,129
Tax reclaim collection fees	13,583,933	-	-	11,210,916	-
Other expenses	1,237,533	19,876	122,781	353,152	19,128
Total Expenses	129,750,555	686,444	13,280,393	50,508,776	2,732,590
Less:
Expenses reimbursed	(193,150)	(111,914)	(368,030)	(946,667)	(244,009)
Investment management fees waived	-	-	(402,051)	-	-
Net Expenses	129,557,405	574,530	12,510,312	49,562,109	2,488,581
Net Investment Income (Loss)	$ 574,602,639	$ 679,700	$ 15,954,214	$ 44,951,706	$ 957,396
78   |  Thornburg Equity Funds Annual Report

Statements of Operations, Continued
Year Ended September 30, 2021
	THORNBURG INVESTMENT INCOME BUILDER FUND	THORNBURG SUMMIT FUND	THORNBURG GLOBAL OPPORTUNITIES FUND	THORNBURG INTERNATIONAL EQUITY FUND	THORNBURG BETTER WORLD INTERNATIONAL FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments
Non-affiliated issuer investments*†	$ 506,664,103	$ 10,728,125	$ 123,100,333	$ 572,000,578	$ 43,198,813
Non-controlled affiliated issuers	(106,982,541)	-	-	-	-
Securities sold short	-	(418,144)	-	-	-
Options written	-	85,725	-	-	-
Forward currency contracts	(37,221,227)	(24,544)	(1,993,917)	(1,362,743)	-
Foreign currency transactions	443,241	(31,008)	(42,769)	(620,323)	(81,264)
Net realized gain (loss)	362,903,576	10,340,154	121,063,647	570,017,512	43,117,549
Net change in unrealized appreciation (depreciation) on:
Investments
Non-affiliated issuers investments**	1,340,561,173	627,740	147,359,646	29,732,834	8,006,838
Non-controlled affiliated issuers	324,390,812	-	-	-	-
Securities sold short	-	(26,894)	-	-	-
Forward currency contracts	31,594,967	(36,261)	1,649,308	-	-
Foreign currency translations	(1,879,982)	(1,944)	(13,040)	(158,117)	(1,287)
Change in net unrealized appreciation (depreciation)	1,694,666,970	562,641	148,995,914	29,574,717	8,005,551
Net Realized and Unrealized Gain (Loss)	2,057,570,546	10,902,795	270,059,561	599,592,229	51,123,100
Change in Net Assets Resulting from Operations	$ 2,632,173,185	$ 11,582,495	$ 286,013,775	$ 644,543,935	$ 52,080,496
* Net of foreign capital gain taxes	$ -	$ 9,922	$ 132,170	$ -	$ 102,575
** Net of change in deferred taxes	$ -	$ 17,189	$ (789,564)	$ -	$ -

†	On July 16, 2021, the Thornburg International Equity Fund had in-kind redemptions of $391,975,649 which resulted in a net realized gain of $113,480,636. The gain is excluded for tax purposes.
See notes to financial statements.
Thornburg Equity Funds Annual Report  |  79

Statements of Operations, Continued
Year Ended September 30, 2021
	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 19,624,818	$ 18,827,520	$ 8,323,124	$ 1,256,342
Non-controlled affiliated issuers	82,606	42,500	8,078	16,662
Dividend taxes withheld	(2,245,818)	(2,477,148)	(27,295)	(4,836)
Interest income	239,626	25,979	236,492	-
Foreign withholding tax claims	1,826,921	130,213	948,329	-
Total Income	19,528,153	16,549,064	9,488,728	1,268,168
EXPENSES
Investment management fees	15,955,407	10,869,056	7,203,827	6,340,126
Administration fees	1,697,327	982,717	716,742	628,265
Distribution and service fees
Class A Shares	404,670	318,118	1,119,995	889,393
Class C Shares	346,147	512,517	198,128	293,701
Class R3 Shares	40,316	-	125,251	159,158
Class R4 Shares	23,140	-	12,335	6,092
Transfer agent fees
Class A Shares	123,239	120,072	366,505	261,980
Class C Shares	35,510	47,372	19,068	20,646
Class I Shares	1,050,685	583,757	252,965	157,453
Class R3 Shares	23,338	-	62,730	83,042
Class R4 Shares	27,654	-	11,631	8,775
Class R5 Shares	119,527	10,365	56,535	70,826
Class R6 Shares	6,180	10,384	-	-
Registration and filing fees
Class A Shares	20,705	14,057	15,328	25,343
Class C Shares	15,235	12,301	11,438	12,917
Class I Shares	107,988	50,595	14,703	11,920
Class R3 Shares	14,004	-	17,051	16,542
Class R4 Shares	13,997	-	14,568	14,201
Class R5 Shares	14,555	14,894	14,805	11,393
Class R6 Shares	14,374	15,099	-	-
Custodian fees	303,151	345,355	71,458	68,028
Professional fees	98,072	64,395	78,601	70,530
Trustee and officer fees	110,488	61,604	48,424	43,046
Tax reclaim collection fees	174,415	23,441	177,723	-
Other expenses	198,769	135,732	102,109	87,509
Total Expenses	20,938,893	14,191,831	10,711,920	9,280,886
Less:
Expenses reimbursed	(203,985)	(621,907)	(424,555)	(333,190)
Investment management fees waived	-	(16,756)	(1,264,332)	(1,107,296)
Net Expenses	20,734,908	13,553,168	9,023,033	7,840,400
Net Investment Income (Loss)	$ (1,206,755)	$ 2,995,896	$ 465,695	$ (6,572,232)
80   |  Thornburg Equity Funds Annual Report

Statements of Operations, Continued
Year Ended September 30, 2021
	THORNBURG INTERNATIONAL GROWTH FUND	THORNBURG DEVELOPING WORLD FUND	THORNBURG SMALL/MID CAP CORE FUND	THORNBURG SMALL/MID CAP GROWTH FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments*	$ 127,230,139	$ 93,244,246	$ 227,127,575	$ 246,526,263
Forward currency contracts	-	-	(1,003,750)	-
Foreign currency transactions	(271,318)	(418,866)	(22,159)	(8,326)
Net realized gain (loss)	126,958,821	92,825,380	226,101,666	246,517,937
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuers investments**	21,889,541	81,049,187	(8,708,897)	(138,053,403)
Forward currency contracts	-	-	(266,046)	-
Foreign currency translations	(39,172)	(1,880)	(799)	-
Change in net unrealized appreciation (depreciation)	21,850,369	81,047,307	(8,975,742)	(138,053,403)
Net Realized and Unrealized Gain (Loss)	148,809,190	173,872,687	217,125,924	108,464,534
Change in Net Assets Resulting from Operations	$ 147,602,435	$ 176,868,583	$ 217,591,619	$ 101,892,302
* Net of foreign capital gain taxes	$ -	$ 5,282,053	$ -	$ -
** Net of change in deferred taxes	$ (537,183)	$ (4,317,604)	$ -	$ -
See notes to financial statements.
Thornburg Equity Funds Annual Report  |  81

Statements of Changes in Net Assets

	THORNBURG INVESTMENT INCOME BUILDER FUND		THORNBURG SUMMIT FUND
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 574,602,639	$ 510,658,547	$ 679,700	$ 308,428
Net realized gain (loss)	362,903,576	(577,191,926)	10,340,154	1,557,455
Net change in unrealized appreciation (depreciation)	1,694,666,970	(1,428,530,575)	562,641	4,633,041
Net Increase (Decrease) in Net Assets Resulting from Operations	2,632,173,185	(1,495,063,954)	11,582,495	6,498,924
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(186,461,886)	(140,160,970)	-	-
Class C Shares	(46,091,421)	(79,560,108)	-	-
Class I Shares	(297,043,722)	(314,611,492)	(3,131,551)	(621,180)
Class R3 Shares	(1,196,087)	(1,267,495)	-	-
Class R4 Shares	(638,486)	(812,804)	-	-
Class R5 Shares	(2,363,360)	(2,414,331)	-	-
Class R6 Shares	(5,592,075)	(6,442,480)	-	-
FUND SHARE TRANSACTIONS
Class A Shares	263,624,361	(49,476,916)	-	-
Class C Shares	(784,839,681)	(868,358,997)	-	-
Class I Shares	(335,800,673)	(1,543,717,711)	8,128,955	4,518,788
Class R3 Shares	(4,648,803)	(7,352,750)	-	-
Class R4 Shares	(3,061,055)	(8,875,014)	-	-
Class R5 Shares	(16,363,605)	(7,465,990)	-	-
Class R6 Shares	6,692,039	(52,296,768)	-	-
Net Increase (Decrease) in Net Assets	1,218,388,731	(4,577,877,780)	16,579,899	10,396,532
NET ASSETS
Beginning of Year	9,628,345,255	14,206,223,035	45,885,949	35,489,417
End of Year	$ 10,846,733,986	$ 9,628,345,255	$ 62,465,848	$ 45,885,949
See notes to financial statements.
82   |  Thornburg Equity Funds Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG GLOBAL OPPORTUNITIES FUND		THORNBURG INTERNATIONAL EQUITY FUND
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 15,954,214	$ 3,625,850	$ 44,951,706	$ 15,405,945
Net realized gain (loss)	121,063,647	91,290,872	570,017,512	89,230,219
Net change in unrealized appreciation (depreciation)	148,995,914	55,658,913	29,574,717	341,282,065
Net Increase (Decrease) in Net Assets Resulting from Operations	286,013,775	150,575,635	644,543,935	445,918,229
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(15,556,947)	(3,426,643)	(27,537,806)	(42,355,549)
Class C Shares	(8,198,327)	(1,537,470)	(1,051,963)	(4,756,124)
Class I Shares	(35,542,986)	(13,354,554)	(59,075,703)	(110,539,987)
Class R3 Shares	(248,648)	(49,078)	(4,557,933)	(10,029,695)
Class R4 Shares	(365,924)	(78,406)	(3,204,878)	(7,549,189)
Class R5 Shares	(2,182,325)	(717,913)	(4,382,041)	(10,042,628)
Class R6 Shares	(3,376,168)	(912,732)	(9,265,153)	(15,441,134)
FUND SHARE TRANSACTIONS
Class A Shares	7,882,180	(49,299,840)	(427,661,468)	99,533,983
Class C Shares	(30,089,588)	(51,909,198)	(22,813,554)	(39,363,578)
Class I Shares	(38,078,183)	(311,808,803)	6,617,111	(108,657,322)
Class R3 Shares	(700,070)	(1,256,092)	(19,695,062)	(22,070,273)
Class R4 Shares	(202,245)	(5,125,432)	(13,597,831)	(30,031,627)
Class R5 Shares	(19,124,205)	(14,791,789)	4,995,604	(29,013,912)
Class R6 Shares	1,787,617	(7,851,038)	39,193,004	12,559,232
Net Increase (Decrease) in Net Assets	142,017,956	(311,543,353)	102,506,262	128,160,426
NET ASSETS
Beginning of Year	940,807,101	1,252,350,454	3,222,755,236	3,094,594,810
End of Year	$ 1,082,825,057	$ 940,807,101	$ 3,325,261,498	$ 3,222,755,236
See notes to financial statements.
Thornburg Equity Funds Annual Report  |  83

Statements of Changes in Net Assets, Continued

	THORNBURG BETTER WORLD INTERNATIONAL FUND		THORNBURG INTERNATIONAL GROWTH FUND
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 957,396	$ 474,031	$ (1,206,755)	$ (1,385,908)
Net realized gain (loss)	43,117,549	232,885	126,958,821	17,984,192
Net change in unrealized appreciation (depreciation)	8,005,551	15,450,789	21,850,369	409,550,877
Net Increase (Decrease) in Net Assets Resulting from Operations	52,080,496	16,157,705	147,602,435	426,149,161
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	-	(63,296)	(1,957,081)	(553,089)
Class C Shares	-	(1,257)	(510,190)	(259,350)
Class I Shares	(467,138)	(847,463)	(19,125,765)	(9,871,216)
Class R3 Shares	-	-	(88,563)	(31,060)
Class R4 Shares	-	-	(114,616)	(43,446)
Class R5 Shares	-	-	(406,256)	(238,867)
Class R6 Shares	-	-	(845,284)	(427,726)
FUND SHARE TRANSACTIONS
Class A Shares	22,545,088	475,565	5,663,748	(658,225)
Class C Shares	2,514,883	67,109	(17,085,519)	(17,565,314)
Class I Shares	174,010,009	10,539,620	23,821,895	(92,300,016)
Class R3 Shares	-	-	813,193	(1,468,341)
Class R4 Shares	-	-	1,028,673	(1,153,056)
Class R5 Shares	-	-	(221,191)	(3,155,973)
Class R6 Shares	-	-	43,772,314	1,479,004
Net Increase (Decrease) in Net Assets	250,683,338	26,327,983	182,347,793	299,902,486
NET ASSETS
Beginning of Year	97,226,356	70,898,373	1,746,057,448	1,446,154,962
End of Year	$ 347,909,694	$ 97,226,356	$ 1,928,405,241	$ 1,746,057,448
See notes to financial statements.
84   |  Thornburg Equity Funds Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG DEVELOPING WORLD FUND		THORNBURG SMALL/MID CAP CORE FUND
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 2,995,896	$ 3,274,034	$ 465,695	$ 1,744,940
Net realized gain (loss)	92,825,380	(2,003,259)	226,101,666	11,874,128
Net change in unrealized appreciation (depreciation)	81,047,307	94,509,590	(8,975,742)	17,621,872
Net Increase (Decrease) in Net Assets Resulting from Operations	176,868,583	95,780,365	217,591,619	31,240,940
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	-	(1,058,043)	-	(1,021,543)
Class C Shares	-	(162,600)	-	-
Class I Shares	(1,240,033)	(8,943,418)	-	(2,037,070)
Class R3 Shares	-	-	-	(56,105)
Class R4 Shares	-	-	-	(16,670)
Class R5 Shares	(5,775)	(37,097)	-	(99,060)
Class R6 Shares	(173,993)	(910,491)	-	-
FUND SHARE TRANSACTIONS
Class A Shares	9,170,861	(5,603,232)	(48,852,077)	(51,175,123)
Class C Shares	(17,794,278)	(19,685,805)	(11,067,483)	(13,648,455)
Class I Shares	125,144,133	16,516,659	(40,995,537)	(83,209,561)
Class R3 Shares	-	-	(8,215,545)	(5,633,179)
Class R4 Shares	-	-	(1,500,983)	(1,844,975)
Class R5 Shares	899,908	41,232	(3,417,832)	(4,640,120)
Class R6 Shares	2,122,539	(505,210)	-	-
Net Increase (Decrease) in Net Assets	294,991,945	75,432,360	103,542,162	(132,140,921)
NET ASSETS
Beginning of Year	884,854,655	809,422,295	743,234,817	875,375,738
End of Year	$ 1,179,846,600	$ 884,854,655	$ 846,776,979	$ 743,234,817
See notes to financial statements.
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Statements of Changes in Net Assets, Continued

	THORNBURG SMALL/MID CAP GROWTH FUND
	Year Ended September 30, 2021	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ (6,572,232)	$ (3,874,283)
Net realized gain (loss)	246,517,937	50,944,890
Net change in unrealized appreciation (depreciation)	(138,053,403)	142,486,057
Net Increase (Decrease) in Net Assets Resulting from Operations	101,892,302	189,556,664
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(21,786,815)	(23,521,075)
Class C Shares	(2,420,920)	(3,795,871)
Class I Shares	(16,872,585)	(21,867,930)
Class R3 Shares	(2,196,040)	(2,684,133)
Class R4 Shares	(173,350)	(332,371)
Class R5 Shares	(1,374,412)	(1,703,398)
FUND SHARE TRANSACTIONS
Class A Shares	(11,198,760)	5,416,106
Class C Shares	(15,751,606)	(6,578,344)
Class I Shares	(28,121,333)	(33,564,742)
Class R3 Shares	(9,034,714)	(2,857,103)
Class R4 Shares	(878,637)	(1,963,162)
Class R5 Shares	(1,755,528)	(1,806,614)
Net Increase (Decrease) in Net Assets	(9,672,398)	94,298,027
NET ASSETS
Beginning of Year	699,909,604	605,611,577
End of Year	$ 690,237,206	$ 699,909,604
See notes to financial statements.
86   |  Thornburg Equity Funds Annual Report

Notes to Financial Statements
September 30, 2021
NOTE 1 – ORGANIZATION
Thornburg Investment Income Builder Fund ("Income Builder Fund"), Thornburg Summit Fund ("Summit Fund"), Thornburg Global Opportunities Fund ("Global Opportunities Fund"), Thornburg International Equity Fund ("International Equity Fund", prior to February 1, 2021, the Thornburg International Value Fund), Thornburg Better World International Fund ("Better World International Fund"), Thornburg International Growth Fund ("International Growth Fund"), Thornburg Developing World Fund ("Developing World Fund"), Thornburg Small/Mid Cap Core Fund ("Small/Mid Cap Core Fund", prior to December 18, 2020, the Thornburg Value Fund), and Thornburg Small/Mid Cap Growth Fund ("Small/Mid Cap Growth Fund", prior to December 18, 2020, the Thornburg Core Growth Fund), collectively the ("Funds"), are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are currently nine of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Income Builder Fund: The Fund’s primary investment goal is to provide a level of current income which exceeds the average yield on U.S. stocks generally, and which will generally grow, subject to periodic fluctuations, over the years on a per share basis. The Fund’s secondary investment goal is long-term capital appreciation. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, equity risk, risks affecting specific issuers, small and mid-cap company risk, credit risk, high-yield risk, interest rate risk, prepayment and extension risk, foreign investment risk, developing country risk, foreign currency risk, risks affecting specific countries or regions, liquidity risk, and real estate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Summit Fund: The Fund’s investment goal is to seek to grow real wealth over time. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, equity risk, risks affecting specific issuers, foreign investment risk, developing country risk, foreign currency risk, small and mid-cap company risk, short sale risk, credit risk, high yield risk, interest rate risk, prepayment and extension risk, liquidity risk, inflation risk, structured products risk, commodities-related investment risk, real estate risk and derivatives risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Global Opportunities Fund: The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types from issuers around the world. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, equity risk, risks affecting specific issuers, foreign investment risk, developing country risk, foreign currency risk, risks affecting specific countries or regions, small and mid-cap company risk, credit risk, liquidity risk, and real estate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
International Equity Fund: The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, equity risk, risks affecting specific issuers, foreign investment risk, developing country risk, foreign currency risk, risks affecting specific countries or regions, risks affecting investments in China, small and mid-cap company risk, credit risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Better World International Fund: The Fund seeks long-term capital appreciation. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, equity risk, risks affecting specific issuers, foreign investment risk, developing country risk, foreign currency risk, risks affecting specific countries or regions, small and mid-cap company risk, credit risk, liquidity risk, social investing risk, and real estate risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
International Growth Fund: The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, equity risk, risks affecting specific issuers, foreign investment risk, developing country risk, foreign currency risk, risks affecting specific countries or regions, small and mid-cap company risk, credit risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Developing World Fund: The Fund seeks long-term capital appreciation. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, equity risk, risks affecting specific issuers, foreign investment risk, developing country risk, foreign currency risk, risks affecting specific countries or regions, risks affecting investments in China, small and mid-cap company risk, credit risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Small/Mid Cap Core Fund: The Fund seeks long-term capital appreciation by investing in equity and debt securities of all types. As a secondary objective, the Fund also seeks some current income. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, equity risk, risks affecting specific issuers, small and mid-cap company risk, foreign investment risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
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Notes to Financial Statements, Continued
September 30, 2021
Small/Mid Cap Growth Fund: The Fund seeks long-term capital appreciation by investing in equity securities selected for their growth potential. The Fund’s investments subject it to risks including, but not limited to, management risk, market and economic risk, equity risk, risks affecting specific issuers, small and mid-cap company risk, foreign investment risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
All countries are vulnerable economically to the impact of a public health crisis, such as the novel virus known as COVID-19. Such crises may depress consumer demand, disrupt supply chains, slow economic growth, and potentially lead to market closures, travel restrictions, government-imposed shutdowns, and quarantines, all of which could adversely affect the economies of many of the markets in which the Funds invest, and which could in turn lead to declines in the value of the Funds’ investments or decrease the liquidity of those investments.
As of September 30, 2021, the Funds currently offer from one to seven classes of shares of beneficial interest:
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (iv) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (v) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vi) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (vii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, transfer agent fees, and certain registration and filing fees.
At September 30, 2021, the following classes of shares are offered in each respective Fund:
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Income Builder Fund	X	X	X	X	X	X	X
Summit Fund			X
Global Opportunities Fund	X	X	X	X	X	X	X
International Equity Fund	X	X	X	X	X	X	X
Better World International Fund	X	X	X
International Growth Fund	X	X	X	X	X	X	X
Developing World Fund	X	X	X			X	X
Small/Mid Cap Core Fund	X	X	X	X	X	X
Small/Mid Cap Growth Fund	X	X	X	X	X	X
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated daily among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid quarterly or annually. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the
88   |  Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2021
transaction date. When the Funds purchase or sell foreign investments, they will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Funds. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Short Sales: A short sale involves the sale by the Funds of a security that the Funds do not own. The Funds borrow the security that they intend to sell from a broker or other institution, and at a later date the Funds complete the short sale by purchasing that same security on the open market and delivering it to the lending institution. The Funds may be required to pay a premium, fee, or other amount to the lender in exchange for borrowing the security. These amounts are included in "Short sale financing fees" on the Statement of Operations. When it enters into a short sale, the Funds seek to profit on a decline in the price of the security between the date the Funds borrow the security and the date the Funds purchase the security to deliver it to the lender. If, however, the price of the security increases between those dates, or if the price of the security declines by an amount which is not sufficient to cover the expenses of borrowing the security, the Funds will experience a loss. Although the potential for gain as a result of a short sale is limited to the price at which the Funds sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. Short sales held by the Funds during the fiscal year were fully collateralized by segregated cash or other securities, which are denoted on the Schedule of Investments.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio
Thornburg Equity Funds Annual Report  |  89

Notes to Financial Statements, Continued
September 30, 2021
investments to be purchased will be segregated on the Funds’ records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2021 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Funds’ valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Funds’ business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Funds may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
90  |  Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2021
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Funds may be traded on days and at times when the Funds are not open for business. Consequently, the value of Funds’ investments may be significantly affected on days when shareholders cannot purchase or sell Funds’ shares.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if they sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
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Notes to Financial Statements, Continued
September 30, 2021
The following tables display a summary of the fair value hierarchy measurements of each Fund’s investments as of September 30, 2021:
INCOME BUILDER FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 9,132,539,332	$ 3,583,978,518	$ 5,548,548,375	$ 12,439
Preferred Stock	34,902,638	24,653,894	10,248,744	—
Asset Backed Securities	328,134,043	—	295,510,332	32,623,711
Corporate Bonds	869,583,883	—	869,583,883	—(a)
Other Government	3,713,905	—	3,713,905	—
Mortgage Backed	136,275,499	—	136,274,549	950
Loan Participations	54,871,496	—	54,871,496	—
Short-Term Investments	271,426,844	271,426,844	—	—
Total Investments in Securities	$ 10,831,447,640	$ 3,880,059,256	$ 6,918,751,284	$ 32,637,100
Other Financial Instruments
Forward Currency Contracts	$ 24,246,990	$ —	$ 24,246,990	$ —
Total Assets	$ 10,855,694,630	$ 3,880,059,256	$ 6,942,998,274	$32,637,100

(a)	A security categorized as Level 3 is valued at zero as of September 30, 2021.
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2021 is as follows:
INCOME BUILDER FUND	COMMON STOCK	MORTGAGE BACKED	ASSET BACKED SECURITIES	CORPORATE BONDS	LOAN PARTICIPATIONS	TOTAL (e)
Beginning Balance 9/30/2020	$ 4,362,810	$ 11,864,214	$ 79,275,090	$ 799,823	$ 7,896,518	$ 104,198,455
Accrued Discounts (Premiums)	–	–	(1,915,664)	–	8,255	(1,907,409)
Net Realized Gain (Loss)(a)	2,440,455	–	(932,746)	(14,581,285)	(276,868)	(13,350,444)
Gross Purchases	–	950	29,109,299	–	3,102	29,113,351
Gross Sales	(11,342,296)	–	(5,373,950)	(409,879)	(9,997,391)	(27,123,516)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	4,551,470	–	1,194,472	14,191,341	2,366,384	22,303,667
Transfers into Level 3(d)	–	–	–	–	–	–
Transfers out of Level 3(d)	–	(11,864,214)	(68,732,790)	–	–	(80,597,004)
Ending Balance 9/30/2021	$ 12,439	$ 950	$ 32,623,711	$ –	$ –	$ 32,637,100

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2021.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2021.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2021, which were valued using significant unobservable inputs, was $829,423. This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the year ended September 30, 2021.
(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2021. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(e)	Level 3 investments represent 0.30% of total net assets at the year ended September 30, 2021. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.

92  |  Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2021
SUMMIT FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 32,893,671	$ 22,876,949	$ 10,016,722	$ —
Asset Backed Securities	6,131,172	—	5,543,052	588,120
Corporate Bonds	2,028,309	—	2,028,309	—
Convertible Bonds	210,195	—	210,195	—
U.S. Treasury Securities	6,967,168	6,967,168	—	—
Mortgage Backed	6,072,373	—	6,072,373	—
Loan Participations	70,740	—	70,740	—
Exchange-Traded Funds	2,098,432	2,098,432	—	—
Short-Term Investments	6,388,026	5,946,069	441,957	—
Total Investments in Securities	$ 62,860,086	$ 37,888,618	$ 24,383,348	$ 588,120
Total Assets	$ 62,860,086	$ 37,888,618	$ 24,383,348	$ 588,120
Liabilities
Other Financial Instruments
Forward Currency Contracts	$ (20,736)	$ —	$ (20,736)	$ —
Total Other Financial Instruments	$ (20,736)	$ —	$ (20,736)	$ —
Total Liabilities	$ (20,736)	$ —	$ (20,736)	$ —
GLOBAL OPPORTUNITIES FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 1,053,339,714	$ 504,019,783	$ 549,319,931	$ —
Short-Term Investments	34,427,071	34,427,071	—	—
Total Investments in Securities	$ 1,087,766,785	$ 538,446,854	$ 549,319,931	$ —
Other Financial Instruments
Forward Currency Contracts	$ 1,537,254	$ —	$ 1,537,254	$ —
Total Assets	$ 1,089,304,039	$ 538,446,854	$ 550,857,185	$ —
INTERNATIONAL EQUITY FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 3,019,142,981	$ 393,109,158	$ 2,626,033,823	$ —
Short-Term Investments	352,027,123	352,027,123	—	—
Total Investments in Securities	$ 3,371,170,104	$ 745,136,281	$ 2,626,033,823	$ —
Total Assets	$ 3,371,170,104	$ 745,136,281	$ 2,626,033,823	$ —
BETTER WORLD INTERNATIONAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 316,658,408	$ 87,987,749	$ 228,670,659	$ —
Exchange-Traded Funds	925,388	925,388	—	—
Short-Term Investments	31,700,716	31,700,716	—	—
Total Investments in Securities	$ 349,284,512	$ 120,613,853	$ 228,670,659	$ —
Total Assets	$ 349,284,512	$ 120,613,853	$ 228,670,659	$ —
INTERNATIONAL GROWTH FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 1,862,447,550	$ 542,658,021	$ 1,319,789,529	$ —
Short-Term Investments	64,240,267	64,240,267	—	—
Total Investments in Securities	$ 1,926,687,817	$ 606,898,288	$ 1,319,789,529	$ —
Total Assets	$ 1,926,687,817	$ 606,898,288	$ 1,319,789,529	$—
Thornburg Equity Funds Annual Report  |  93

Notes to Financial Statements, Continued
September 30, 2021
DEVELOPING WORLD FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 1,155,212,271	$ 312,826,564	$ 842,385,707	$ —
Short-Term Investments	29,224,822	29,224,822	—	—
Total Investments in Securities	$ 1,184,437,093	$ 342,051,386	$ 842,385,707	$ —
Total Assets	$ 1,184,437,093	$ 342,051,386	$ 842,385,707	$ —
SMALL/MID CAP CORE FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 845,566,675	$ 845,566,675	$ —	$ —
Short-Term Investments	2,280,880	2,280,880	—	—
Total Investments in Securities	$ 847,847,555	$ 847,847,555	$ —	$ —
Total Assets	$ 847,847,555	$ 847,847,555	$ —	$ —
SMALL/MID CAP GROWTH FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 687,195,709	$ 687,195,709	$ —	$ —
Short-Term Investments	4,142,746	4,142,746	—	—
Total Investments in Securities	$ 691,338,455	$ 691,338,455	$ —	$ —
Total Assets	$ 691,338,455	$ 691,338,455	$ —	$—
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment management agreement, the Advisor serves as the investment advisor and performs advisory services for the Funds for which the fees are payable at the end of each month. Under the investment advisory agreement, each Fund pays the Advisor a management fee based on the average daily net assets of that fund at an annual rate as shown in the following table:
INCOME BUILDER FUND, GLOBAL OPPORTUNITIES FUND, INTERNATIONAL EQUITY FUND, INTERNATIONAL GROWTH FUND, SMALL/MID CAP CORE FUND, SMALL/MID CAP GROWTH FUND		SUMMIT FUND		BETTER WORLD INTERNATIONAL FUND, DEVELOPING WORLD FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $500 million	0.875%	Up to $500 million	0.750%	Up to $500 million	0.975%
Next $500 million	0.825	Next $500 million	0.700	Next $500 million	0.925
Next $500 million	0.775	Next $500 million	0.650	Next $500 million	0.875
Next $500 million	0.725	Next $500 million	0.625	Next $500 million	0.825
Over $2 billion	0.675	Over $2 billion	0.600	Over $2 billion	0.775
The Funds’ effective management fee of the Funds’ average daily net assets (before applicable management fee waivers) for the year ended September 30, 2021 were as shown in the following table. Total management fees incurred by the Funds for the year ended September 30, 2021 are set forth in the Statement of Operations.
94  |  Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2021
Effective Management Fee
Income Builder Fund	0.698%
Summit Fund	0.750
Global Opportunities Fund	0.845
International Equity Fund	0.743
Better World International Fund	0.975
International Growth Fund	0.799
Developing World Fund	0.939
Small/Mid Cap Core Fund	0.855
Small/Mid Cap Growth Fund	0.859
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Funds’ shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administrative Services Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative services fees incurred by each class of shares of the Funds for the year ended September 30, 2021, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the year ended September 30, 2021, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges ("CDSC Fees") from redemptions of Class C shares as follows:
	Commissions	CDSC fees
Income Builder Fund	$ 177,703	$ 29,925
Global Opportunities Fund	8,253	1,950
International Equity Fund	13,409	1,955
Better World International Fund	8,253	589
International Growth Fund	7,580	1,131
Developing World Fund	9,502	857
Small/Mid Cap Core Fund	6,814	632
Small/Mid Cap Growth Fund	8,411	1,885
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Income Builder Fund, Global Opportunities Fund, International Equity Fund, International Growth Fund, Small/Mid Cap Core Fund and Small/Mid Cap Growth Fund, Class A, Class C, Class I, and Class R5 shares of the Developing World Fund, Class A, Class C, Class I shares of the Better World International Fund and Class I shares of the Summit Fund. For the year ended September 30, 2021, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Funds’ Class C and Class R3 shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C and Class R3 shares of the Funds at an annual rate of up to .75 of 1% per annum of the average daily net assets attributable to Class C shares and an annual rate of up to .25 of 1% per
Thornburg Equity Funds Annual Report  |  95

Notes to Financial Statements, Continued
September 30, 2021
annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the year ended September 30, 2021 are set forth in the Statements of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Funds. The agreement may be terminated by the Funds at any time, but may not be terminated by the Advisor before February 1, 2022 unless the Advisor ceases to be the investment advisor to the Funds prior to that date. The Advisor may recoup amounts waived or reimbursed during the year ended September 30, 2021 if, during the fiscal year, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
Actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus as shown in the following table:
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Income Builder Fund	—%	—%	—%	—%	1.40%	0.99%	0.80%
Summit Fund	—	—	0.99	—	—	—	—
Global Opportunities Fund	—	—	—	1.50	1.40	0.99	0.85
International Equity Fund	—	—	—	1.45	1.25	0.99	—
Better World International Fund	1.83	2.38	1.09	—	—	—	—
International Growth Fund	—	—	—	1.50	1.40	0.99	0.89
Developing World Fund	—	—	1.09	—	—	1.09	0.99
Small/Mid Cap Core Fund	1.18	2.04	0.84	1.20	1.10	0.84	—
Small/Mid Cap Growth Fund	1.20	2.03	0.84	1.35	1.25	0.84	—
For the year ended September 30, 2021, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived Fund level investment advisory fees as follows:
Contractual:	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Total
Income Builder Fund	$ —	$ —	$ —	$ 7,002	$ 8,216	$ 49,310	$ 37,759	$ 102,287
Summit Fund	—	—	111,914	—	—	—	—	111,914
Global Opportunities Fund	—	—	—	21,312	24,231	92,602	64,910	203,055
International Equity Fund	—	—	—	255,994	173,231	248,199	—	677,424
Better World International Fund	—	17,276	226,733	—	—	—	—	244,009
International Growth Fund	—	—	—	30,852	20,374	106,025	46,734	203,985
Developing World Fund	—	—	505,426	—	—	24,680	91,801	621,907
Small/Mid Cap Core Fund	672,062	29,675	714,846	148,664	32,369	91,271	—	1,688,887
Small/Mid Cap Growth Fund	533,795	43,985	582,348	140,939	22,485	116,934	—	1,440,486
Voluntary:	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Total
Income Builder Fund	$ —	$ 75,074	$ —	$ 15,789	$ —	$ —	$ —	$ 90,863
Global Opportunities Fund	100,105	46,383	384,874	1,518	2,343	10,593	21,210	567,026
International Equity Fund	—	—	—	—	—	—	269,243	269,243
Developing World Fund	1,842	741	12,984	—	—	59	1,130	16,756
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
As of September 30, 2021, the percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately as follows.
96  |  Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2021
Percentage of Direct Investments
Income Builder Fund	1.37%
Summit Fund	65.51
Global Opportunities Fund	5.24
International Equity Fund	1.37
Better World International Fund	14.03
International Growth Fund	2.17
Developing World Fund	3.92
Small/Mid Cap Core Fund	5.09
Small/Mid Cap Growth Fund	4.47
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended at September 30, 2021, the Rule 17a-7 purchases, sales and gains/(losses) were as follows.
	Purchases	Sales	Realized gains/(losses)
Small/Mid Cap Core Fund	$ 8,626,356	$ 19,996,628	$ 7,234,838
Small/Mid Cap Growth Fund	19,996,628	8,626,356	(3,870,629)
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Funds under the 1940 Act, including companies for which the Funds’ holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Funds invested for cash management purposes during the period:
INCOME BUILDER FUND	Market Value 9/30/20	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/21	Dividend Income
Apollo Investment Corp.	$ 40,544,502	$ -	$ (13,516,929)	$ (9,959,154)	$ 32,059,126	$ 49,127,545	$ 6,210,407
Chimera Investment Corp	119,720,189	43,922,944	(56,938,387)	(3,375,356)	161,628,928	264,958,318	3,528,730
Malamute Energy, Inc.	130,610	-	-	-	(118,171)	12,439	-
MFA Financial, Inc.	66,249,600	-	(87,749,129)	(93,648,031)	115,147,560	-	-
SLR Investment Corp	73,035,215	-	(559,457)	-	15,673,369	88,149,127	6,997,499
Thornburg Capital Mgmt. Fund	76,840,627	1,552,333,315	(1,357,747,098)	-	-	271,426,844	321,804
Total	$376,520,743	$1,596,256,259	$(1,516,511,000)	$(106,982,541)	$324,390,812	$673,674,273	$17,058,440
SUMMIT FUND
Thornburg Capital Mgmt. Fund	$ 5,456,497	$ 44,883,142	$ (44,393,570)	$ -	$ -	$ 5,946,069	$ 6,554
GLOBAL OPPORTUNITIES FUND
Thornburg Capital Mgmt. Fund	$ 69,189,955	$ 244,341,350	$ (279,104,234)	$ -	$ -	$ 34,427,071	$ 54,499
INTERNATIONAL EQUITY FUND
Thornburg Capital Mgmt. Fund	$ 91,288,131	$1,371,208,851	$(1,110,469,859)	$ -	$ -	$352,027,123	$ 221,869
BETTER WORLD INTERNATIONAL FUND
Thornburg Capital Mgmt. Fund	$ 6,414,924	$ 192,398,292	$ (167,112,500)	$ -	$ -	$ 31,700,716	$ 18,901
INTERNATIONAL GROWTH FUND
Thornburg Capital Mgmt. Fund	$138,392,151	$ 467,150,605	$ (541,302,489)	$ -	$ -	$ 64,240,267	$ 82,606
DEVELOPING WORLD FUND
Thornburg Capital Mgmt. Fund	$ 38,182,670	$ 408,713,481	$ (417,671,329)	$ -	$ -	$ 29,224,822	$ 42,500
SMALL/MID CAP CORE FUND
Thornburg Capital Mgmt. Fund	$ 20,456,644	$ 196,360,073	$ (214,535,837)	$ -	$ -	$ 2,280,880	$ 8,078
Thornburg Equity Funds Annual Report  |  97

Notes to Financial Statements, Continued
September 30, 2021
SMALL/MID CAP GROWTH FUND	Market Value 9/30/20	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/21	Dividend Income
Thornburg Capital Mgmt. Fund	$ 50,196,079	$ 199,143,746	$ (245,197,079)	$ -	$ -	$ 4,142,746	$ 16,662
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the fiscal year ended September 30, 2021, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities.
At September 30, 2021, information on the tax components of capital was as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Income Builder Fund	$ 8,484,476,007	$ 3,020,408,822	$ (649,190,199)	$ 2,371,218,623
Summit Fund	56,749,019	6,522,654	(411,587)	6,111,067
Global Opportunities Fund	698,185,442	406,688,224	(15,569,627)	391,118,597
International Equity Fund	2,680,766,930	744,107,697	(53,704,523)	690,403,174
Better World International Fund	324,591,785	35,090,580	(10,397,853)	24,692,727
International Growth Fund	1,330,976,386	651,895,494	(56,184,063)	595,711,431
Developing World Fund	859,174,157	350,303,163	(25,040,227)	325,262,936
Small/Mid Cap Core Fund	752,666,179	139,529,023	(44,347,647)	95,181,376
Small/Mid Cap Growth Fund	611,404,008	118,501,332	(38,566,885)	79,934,447
Temporary differences between book and tax basis appreciation (depreciation) on cost of investments is primarily attributed to tax deferral of losses on wash sales, distributions from real estate investment trusts (“REITs”), distributions from non-REIT securities, partnership basis adjustments, mark-to-market of forward currency contracts and passive foreign investment companies.
At September 30, 2021, the Funds had deferred tax basis late-year ordinary investment losses and deferred tax basis capital losses occurring subsequent to October 31, 2020 through September 30, 2021 per the following table. For tax purposes, such losses will be recognized in the year ending September 30, 2022.
Deferred Tax Basis
Late-Year Ordinary Losses
Developing World Fund	$ 1,948,545
At September 30, 2021, the Funds had cumulative tax basis capital losses from prior fiscal years as shown on the following table, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
	Cumulative Capital Losses
	Short-Term	Long-Term
Income Builder Fund	$ 864,072,456	$ —
Developing World Fund	54,039,967	—
During the year ended September 30, 2021, the Funds utilized capital loss carryforwards as shown on the following table.
Utilized Capital Loss Carryforwards
Better World International Fund	$ 488,669
Developing World Fund	99,427,670
98   |  Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2021
At September 30, 2021, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Funds’ net assets as follows:
	Distributable Earnings	Net Capital Paid
Summit Fund	$ 31	$ (31)
Global Opportunities Fund	(9,008,987)	9,008,987
International Equity Fund	(170,802,117)	170,802,117
Better World International Fund	(1,835,141)	1,835,141
International Growth Fund	(11,062,332)	11,062,332
Developing World Fund	756,584	(756,584)
Small/Mid Cap Core Fund	(10,004,898)	10,004,898
These differences are primarily due to the tax treatment of in-kind redemptions, equalization credits and net operating losses.
Foreign Withholding Taxes: The Funds are subject to foreign tax withholding imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Funds would expect to record a receivable for such a tax reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention.
As a result of several court rulings in France, the French tax authorities recently paid several of the Funds’ tax reclaims for prior tax withholding. These tax reclaim payments are reflected as “Foreign withholding tax claims” in the Statements of Operations and any related interest is included in “Interest Income”. Reducing the “Foreign withholding tax claim” payments for the calculation of Net Investment Income/Loss in the Statement of Operations are fees paid by the Funds to a third-party service provider that assisted in the recovery of the tax reclaims by pursuing administrative and judicial proceedings on the Funds’ behalf. These third-party service provider fees are reflected in the Statement of Operations under “Tax Reclaim Collection Fees” and are excluded from the expense limitation agreement; therefore, certain net expenses are above the contractual limit. For U.S. income tax purposes, tax reclaims paid by France and received by the Funds will reduce the amount of foreign taxes paid in a fiscal year that Fund shareholders can use as tax credits in their individual income tax returns.
In the event that tax reclaims received by the Funds during the fiscal year ending September 30, 2021 exceed the foreign withholding taxes paid by the Funds for other foreign investments, and the Funds have previously passed foreign tax credits on to their shareholders, the Funds will have a U.S. tax liability. The Funds will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability (fees) on behalf of the Funds’ shareholders. These IRS fees are estimated through the year ended September 30, 2021 and are reflected as “IRS Compliance Fees” in the Statements of Operations.
Deferred Foreign Capital Gain Taxes: The Funds are subject to a tax imposed on net realized gains of securities of certain foreign countries. The Funds record an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
At September 30, 2021, the Funds had undistributed tax basis ordinary investment income and undistributed tax basis capital gains as follows:
	Undistributed Tax Basis Ordinary Investment Income	Undistributed tax basis capital gains
Income Builder Fund	$ 106,830,695	$ —
Summit Fund	7,809,394	1,709,399
Global Opportunities Fund	15,778,826	114,057,979
International Equity Fund	190,553,567	234,608,023
Better World International Fund	23,733,512	17,789,886
International Growth Fund	3,822,696	107,207,464
Developing World Fund	—	—
Small/Mid Cap Core Fund	64,792,696	154,162,950
Small/Mid Cap Growth Fund	7,963,367	231,344,035
Thornburg Equity Funds Annual Report  |  99

Notes to Financial Statements, Continued
September 30, 2021
The tax character of distributions paid for the Funds during the year ended September 30, 2021, and September 30, 2020, were as follows:
	DISTRIBUTIONS FROM:
	ORDINARY INCOME		CAPITAL GAINS
	2021	2020	2021	2020
Income Builder Fund	$ 539,387,037	$ 545,269,680	$ —	$ —
Summit Fund	2,727,215	621,180	404,336	—
Global Opportunities Fund	20,681,538	7,850,527	44,789,787	12,226,269
International Equity Fund	61,041,295	33,777,968	48,034,182	166,936,338
Better World International Fund	467,138	912,016	—	—
International Growth Fund	18,415,108	4,149,506	4,632,647	7,275,248
Developing World Fund	1,419,801	11,111,649	—	—
Small/Mid Cap Core Fund	—	2,907,991	—	322,457
Small/Mid Cap Growth Fund	7,599,747	—	37,224,375	53,904,778
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At September 30, 2021, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
INCOME BUILDER FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	38,053,419	$ 805,315,392	33,954,304	$ 671,006,488
Shares issued to shareholders in reinvestment of dividends	7,326,764	166,752,349	6,804,754	130,105,110
Shares repurchased	(32,268,779)	(708,443,380)	(44,294,126)	(850,588,514)
Net increase (decrease)	13,111,404	$ 263,624,361	(3,535,068)	$ (49,476,916)
Class C Shares
Shares sold	2,768,674	$ 62,298,586	5,035,779	$ 103,086,006
Shares issued to shareholders in reinvestment of dividends	1,990,410	44,975,480	3,776,942	72,439,023
Shares repurchased	(42,291,629)	(892,113,747)	(53,608,115)	(1,043,884,026)
Net increase (decrease)	(37,532,545)	$ (784,839,681)	(44,795,394)	$ (868,358,997)
Class I Shares
Shares sold	31,505,910	$ 714,592,583	55,456,674	$ 1,115,101,799
Shares issued to shareholders in reinvestment of dividends	11,591,990	265,649,744	14,622,421	281,259,056
Shares repurchased	(60,241,755)	(1,316,043,000)	(156,683,732)	(2,940,078,566)
Net increase (decrease)	(17,143,855)	$ (335,800,673)	(86,604,637)	$ (1,543,717,711)
Class R3 Shares
Shares sold	99,771	$ 2,233,156	155,368	$ 3,111,082
Shares issued to shareholders in reinvestment of dividends	50,662	1,150,008	61,979	1,188,934
Shares repurchased	(364,539)	(8,031,967)	(580,564)	(11,652,766)
Net increase (decrease)	(214,106)	$ (4,648,803)	(363,217)	$ (7,352,750)
Class R4 Shares
Shares sold	83,913	$ 1,871,243	240,918	$ 4,861,777
Shares issued to shareholders in reinvestment of dividends	24,287	552,047	29,673	569,279
Shares repurchased	(250,185)	(5,484,345)	(733,982)	(14,306,070)
Net increase (decrease)	(141,985)	$ (3,061,055)	(463,391)	$ (8,875,014)
100  |   Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2021
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
INCOME BUILDER FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R5 Shares
Shares sold	408,481	$ 9,218,476	820,902	$ 15,807,888
Shares issued to shareholders in reinvestment of dividends	72,984	1,665,569	103,929	2,006,543
Shares repurchased	(1,211,745)	(27,247,650)	(1,257,618)	(25,280,421)
Net increase (decrease)	(730,280)	$ (16,363,605)	(332,787)	$ (7,465,990)
Class R6 Shares
Shares sold	590,224	$ 13,367,382	701,888	$ 14,357,341
Shares issued to shareholders in reinvestment of dividends	222,481	5,084,324	307,076	5,895,100
Shares repurchased	(522,152)	(11,759,667)	(3,624,270)	(72,549,209)
Net increase (decrease)	290,553	$ 6,692,039	(2,615,306)	$ (52,296,768)
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
SUMMIT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	501,726	$ 6,924,014	444,858	$ 5,392,575
Shares issued to shareholders in reinvestment of dividends	241,184	3,005,041	54,495	546,992
Shares repurchased	(126,679)	(1,800,100)	(122,156)	(1,420,779)
Net increase (decrease)	616,231	$ 8,128,955	377,197	$ 4,518,788
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
GLOBAL OPPORTUNITIES FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	874,275	$ 32,438,647	919,497	$ 26,340,798
Shares issued to shareholders in reinvestment of dividends	442,778	14,478,834	108,824	3,274,818
Shares repurchased	(1,067,193)	(39,035,301)	(2,811,987)	(78,915,456)
Net increase (decrease)	249,860	$ 7,882,180	(1,783,666)	$ (49,299,840)
Class C Shares
Shares sold	113,898	$ 4,047,616	157,029	$ 4,196,787
Shares issued to shareholders in reinvestment of dividends	255,394	7,988,719	50,480	1,438,786
Shares repurchased	(1,194,390)	(42,125,923)	(2,077,863)	(57,544,771)
Net increase (decrease)	(825,098)	$ (30,089,588)	(1,870,354)	$ (51,909,198)
Class I Shares
Shares sold	1,864,870	$ 70,845,527	2,616,768	$ 74,537,277
Shares issued to shareholders in reinvestment of dividends	991,332	32,632,180	401,346	12,189,854
Shares repurchased	(3,967,733)	(141,555,890)	(14,134,777)	(398,535,934)
Net increase (decrease)	(1,111,531)	$ (38,078,183)	(11,116,663)	$ (311,808,803)
Class R3 Shares
Shares sold	20,970	$ 794,404	19,293	$ 557,451
Shares issued to shareholders in reinvestment of dividends	7,186	232,451	1,382	40,806
Shares repurchased	(46,653)	(1,726,925)	(63,158)	(1,854,349)
Net increase (decrease)	(18,497)	$ (700,070)	(42,483)	$ (1,256,092)
Thornburg Equity Funds Annual Report  |  101

Notes to Financial Statements, Continued
September 30, 2021
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
GLOBAL OPPORTUNITIES FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R4 Shares
Shares sold	30,008	$ 1,114,726	101,219	$ 2,951,799
Shares issued to shareholders in reinvestment of dividends	9,046	293,903	1,970	57,789
Shares repurchased	(42,391)	(1,610,874)	(280,309)	(8,135,020)
Net increase (decrease)	(3,337)	$ (202,245)	(177,120)	$ (5,125,432)
Class R5 Shares
Shares sold	123,067	$ 4,568,125	305,578	$ 8,968,629
Shares issued to shareholders in reinvestment of dividends	58,718	1,934,612	22,000	668,594
Shares repurchased	(689,498)	(25,626,942)	(826,155)	(24,429,012)
Net increase (decrease)	(507,713)	$ (19,124,205)	(498,577)	$ (14,791,789)
Class R6 Shares
Shares sold	131,284	$ 4,960,273	69,831	$ 1,970,397
Shares issued to shareholders in reinvestment of dividends	101,230	3,347,578	28,664	874,386
Shares repurchased	(168,320)	(6,520,234)	(368,733)	(10,695,821)
Net increase (decrease)	64,194	$ 1,787,617	(270,238)	$ (7,851,038)
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
INTERNATIONAL EQUITY FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	2,896,091	$ 81,589,572	11,036,296	$ 241,090,076
Shares issued to shareholders in reinvestment of dividends	967,980	25,503,852	1,690,808	38,525,668
In-kind redemptions	(13,269,318)	(391,975,649)	-	-
Shares repurchased	(5,021,375)	(142,779,243)	(8,031,502)	(180,081,761)
Net increase (decrease)	(14,426,622)	$ (427,661,468)	4,695,602	$ 99,533,983
Class C Shares
Shares sold	152,073	$ 3,848,667	195,610	$ 3,778,936
Shares issued to shareholders in reinvestment of dividends	43,045	994,770	191,682	3,835,544
Shares repurchased	(1,151,785)	(27,656,991)	(2,354,864)	(46,978,058)
Net increase (decrease)	(956,667)	$ (22,813,554)	(1,967,572)	$ (39,363,578)
Class I Shares
Shares sold	11,175,901	$ 334,435,484	11,666,281	$ 261,415,569
Shares issued to shareholders in reinvestment of dividends	1,980,851	54,339,971	4,341,837	102,568,667
Shares repurchased	(12,867,557)	(382,158,344)	(20,858,200)	(472,641,558)
Net increase (decrease)	289,195	$ 6,617,111	(4,850,082)	$ (108,657,322)
Class R3 Shares
Shares sold	984,210	$ 28,294,741	1,461,732	$ 32,465,771
Shares issued to shareholders in reinvestment of dividends	170,983	4,488,294	413,171	9,398,883
Shares repurchased	(1,836,277)	(52,478,097)	(2,891,680)	(63,934,927)
Net increase (decrease)	(681,084)	$ (19,695,062)	(1,016,777)	$ (22,070,273)
102  |   Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2021
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
INTERNATIONAL EQUITY FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R4 Shares
Shares sold	645,614	$ 18,494,549	1,014,688	$ 22,543,980
Shares issued to shareholders in reinvestment of dividends	102,231	2,670,773	260,515	5,889,205
Shares repurchased	(1,238,024)	(34,763,153)	(2,630,333)	(58,464,812)
Net increase (decrease)	(490,179)	$ (13,597,831)	(1,355,130)	$ (30,031,627)
Class R5 Shares
Shares sold	1,683,407	$ 50,629,374	832,970	$ 19,366,221
Shares issued to shareholders in reinvestment of dividends	158,583	4,338,871	419,984	9,913,022
Shares repurchased	(1,691,896)	(49,972,641)	(2,520,371)	(58,293,155)
Net increase (decrease)	150,094	$ 4,995,604	(1,267,417)	$ (29,013,912)
Class R6 Shares
Shares sold	3,588,727	$ 105,156,756	2,995,276	$ 68,309,226
Shares issued to shareholders in reinvestment of dividends	300,976	8,231,829	595,017	14,007,969
Shares repurchased	(2,530,737)	(74,195,581)	(3,097,513)	(69,757,963)
Net increase (decrease)	1,358,966	$ 39,193,004	492,780	$ 12,559,232
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
BETTER WORLD INTERNATIONAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,302,368	$ 26,146,896	114,611	$ 1,657,250
Shares issued to shareholders in reinvestment of dividends	-	-	4,491	63,453
Shares repurchased	(182,151)	(3,601,808)	(91,706)	(1,245,138)
Net increase (decrease)	1,120,217	$ 22,545,088	27,396	$ 475,565
Class C Shares
Shares sold	150,258	$ 2,960,554	34,557	$ 461,786
Shares issued to shareholders in reinvestment of dividends	-	-	98	1,371
Shares repurchased	(24,035)	(445,671)	(28,068)	(396,048)
Net increase (decrease)	126,223	$ 2,514,883	6,587	$ 67,109
Class I Shares
Shares sold	9,594,015	$ 196,134,568	1,328,088	$ 19,955,598
Shares issued to shareholders in reinvestment of dividends	23,974	433,681	52,598	757,411
Shares repurchased	(1,087,648)	(22,558,240)	(744,884)	(10,173,389)
Net increase (decrease)	8,530,341	$ 174,010,009	635,802	$ 10,539,620
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
INTERNATIONAL GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,593,500	$ 49,084,038	1,297,427	$ 31,637,514
Shares issued to shareholders in reinvestment of dividends	61,272	1,791,587	23,326	515,953
Shares repurchased	(1,460,932)	(45,211,877)	(1,401,138)	(32,811,692)
Net increase (decrease)	193,840	$ 5,663,748	(80,385)	$ (658,225)
Thornburg Equity Funds Annual Report  |  103

Notes to Financial Statements, Continued
September 30, 2021
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
INTERNATIONAL GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	125,510	$ 3,534,608	175,714	$ 3,810,999
Shares issued to shareholders in reinvestment of dividends	18,333	491,332	11,608	237,299
Shares repurchased	(750,148)	(21,111,459)	(983,986)	(21,613,612)
Net increase (decrease)	(606,305)	$ (17,085,519)	(796,664)	$ (17,565,314)
Class I Shares
Shares sold	11,565,613	$ 368,764,672	12,835,206	$ 318,511,331
Shares issued to shareholders in reinvestment of dividends	582,668	17,584,909	391,788	9,122,885
Shares repurchased	(11,260,799)	(362,527,686)	(17,920,940)	(419,934,232)
Net increase (decrease)	887,482	$ 23,821,895	(4,693,946)	$ (92,300,016)
Class R3 Shares
Shares sold	102,881	$ 3,150,965	52,273	$ 1,302,229
Shares issued to shareholders in reinvestment of dividends	2,994	86,381	1,287	28,171
Shares repurchased	(78,786)	(2,424,153)	(119,819)	(2,798,741)
Net increase (decrease)	27,089	$ 813,193	(66,259)	$ (1,468,341)
Class R4 Shares
Shares sold	178,688	$ 5,508,749	113,210	$ 2,602,942
Shares issued to shareholders in reinvestment of dividends	2,535	73,581	1,043	22,891
Shares repurchased	(150,715)	(4,553,657)	(167,124)	(3,778,889)
Net increase (decrease)	30,508	$ 1,028,673	(52,871)	$ (1,153,056)
Class R5 Shares
Shares sold	492,795	$ 15,657,087	263,078	$ 6,601,246
Shares issued to shareholders in reinvestment of dividends	13,159	398,322	9,969	232,842
Shares repurchased	(510,772)	(16,276,600)	(404,011)	(9,990,061)
Net increase (decrease)	(4,818)	$ (221,191)	(130,964)	$ (3,155,973)
Class R6 Shares
Shares sold	1,619,650	$ 52,755,172	351,598	$ 8,989,166
Shares issued to shareholders in reinvestment of dividends	26,476	803,816	17,210	404,097
Shares repurchased	(301,858)	(9,786,674)	(310,608)	(7,914,259)
Net increase (decrease)	1,344,268	$ 43,772,314	58,200	$ 1,479,004
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
DEVELOPING WORLD FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,441,855	$ 40,291,192	1,146,678	$ 24,308,415
Shares issued to shareholders in reinvestment of dividends	-	-	43,975	993,822
Shares repurchased	(1,113,929)	(31,120,331)	(1,496,605)	(30,905,469)
Net increase (decrease)	327,926	$ 9,170,861	(305,952)	$ (5,603,232)
104  |   Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2021
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
DEVELOPING WORLD FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class C Shares
Shares sold	180,889	$ 4,875,796	111,773	$ 2,300,998
Shares issued to shareholders in reinvestment of dividends	-	-	7,219	155,419
Shares repurchased	(858,481)	(22,670,074)	(1,128,640)	(22,142,222)
Net increase (decrease)	(677,592)	$ (17,794,278)	(1,009,648)	$ (19,685,805)
Class I Shares
Shares sold	10,225,864	$ 297,861,014	10,202,334	$ 215,024,040
Shares issued to shareholders in reinvestment of dividends	42,677	1,197,932	375,751	8,646,014
Shares repurchased	(6,041,340)	(173,914,813)	(10,311,719)	(207,153,395)
Net increase (decrease)	4,227,201	$ 125,144,133	266,366	$ 16,516,659
Class R5 Shares
Shares sold	61,806	$ 1,799,071	33,619	$ 734,249
Shares issued to shareholders in reinvestment of dividends	206	5,772	1,618	37,097
Shares repurchased	(31,472)	(904,935)	(34,873)	(730,114)
Net increase (decrease)	30,540	$ 899,908	364	$ 41,232
Class R6 Shares
Shares sold	497,571	$ 14,615,052	454,541	$ 9,880,133
Shares issued to shareholders in reinvestment of dividends	5,578	156,695	35,374	814,301
Shares repurchased	(431,178)	(12,649,208)	(514,983)	(11,199,644)
Net increase (decrease)	71,971	$ 2,122,539	(25,068)	$ (505,210)
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
SMALL/MID CAP CORE FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	178,986	$ 15,661,024	288,597	$ 19,780,089
Shares issued to shareholders in reinvestment of dividends	-	-	12,595	978,628
Shares repurchased	(720,458)	(64,513,101)	(1,024,526)	(71,933,840)
Net increase (decrease)	(541,472)	$ (48,852,077)	(723,334)	$ (51,175,123)
Class C Shares
Shares sold	14,454	$ 1,131,222	57,059	$ 3,443,055
Shares issued to shareholders in reinvestment of dividends	-	-	6	388
Shares repurchased	(155,579)	(12,198,705)	(268,475)	(17,091,898)
Net increase (decrease)	(141,125)	$ (11,067,483)	(211,410)	$ (13,648,455)
Class I Shares
Shares sold	176,656	$ 16,739,230	459,761	$ 30,842,745
Shares issued to shareholders in reinvestment of dividends	-	-	24,275	1,940,096
Shares repurchased	(615,795)	(57,734,767)	(1,618,372)	(115,992,402)
Net increase (decrease)	(439,139)	$ (40,995,537)	(1,134,336)	$ (83,209,561)
Thornburg Equity Funds Annual Report  |  105

Notes to Financial Statements, Continued
September 30, 2021
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
SMALL/MID CAP CORE FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R3 Shares
Shares sold	25,950	$ 2,397,735	42,910	$ 2,947,610
Shares issued to shareholders in reinvestment of dividends	-	-	710	54,895
Shares repurchased	(117,894)	(10,613,280)	(123,016)	(8,635,684)
Net increase (decrease)	(91,944)	$ (8,215,545)	(79,396)	$ (5,633,179)
Class R4 Shares
Shares sold	3,422	$ 318,202	11,761	$ 812,495
Shares issued to shareholders in reinvestment of dividends	-	-	193	15,077
Shares repurchased	(19,198)	(1,819,185)	(40,626)	(2,672,547)
Net increase (decrease)	(15,776)	$ (1,500,983)	(28,672)	$ (1,844,975)
Class R5 Shares
Shares sold	17,992	$ 1,705,968	29,790	$ 2,070,138
Shares issued to shareholders in reinvestment of dividends	-	-	1,241	99,060
Shares repurchased	(55,840)	(5,123,800)	(92,380)	(6,809,318)
Net increase (decrease)	(37,848)	$ (3,417,832)	(61,349)	$ (4,640,120)
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
SMALL/MID CAP GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	522,919	$ 26,958,739	829,379	$ 33,408,666
Shares issued to shareholders in reinvestment of dividends	427,260	20,478,571	605,286	22,341,083
Shares repurchased	(1,140,046)	(58,636,070)	(1,265,384)	(50,333,643)
Net increase (decrease)	(189,867)	$ (11,198,760)	169,281	$ 5,416,106
Class C Shares
Shares sold	65,596	$ 2,753,371	175,078	$ 6,081,451
Shares issued to shareholders in reinvestment of dividends	59,368	2,361,004	114,950	3,593,352
Shares repurchased	(486,597)	(20,865,981)	(465,487)	(16,253,147)
Net increase (decrease)	(361,633)	$ (15,751,606)	(175,459)	$ (6,578,344)
Class I Shares
Shares sold	296,435	$ 16,826,337	588,568	$ 25,800,618
Shares issued to shareholders in reinvestment of dividends	316,266	16,572,326	521,773	20,870,933
Shares repurchased	(1,087,795)	(61,519,996)	(1,815,355)	(80,236,293)
Net increase (decrease)	(475,094)	$ (28,121,333)	(705,014)	$ (33,564,742)
Class R3 Shares
Shares sold	151,977	$ 7,844,430	141,540	$ 5,705,049
Shares issued to shareholders in reinvestment of dividends	45,769	2,168,563	71,185	2,603,937
Shares repurchased	(374,516)	(19,047,707)	(280,132)	(11,166,089)
Net increase (decrease)	(176,770)	$ (9,034,714)	(67,407)	$ (2,857,103)
106  |   Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2021
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
SMALL/MID CAP GROWTH FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R4 Shares
Shares sold	8,612	$ 433,852	348,295	$ 13,926,331
Shares issued to shareholders in reinvestment of dividends	2,342	112,549	3,935	145,702
Shares repurchased	(28,290)	(1,425,038)	(400,790)	(16,035,195)
Net increase (decrease)	(17,336)	$ (878,637)	(48,560)	$ (1,963,162)
Class R5 Shares
Shares sold	63,067	$ 3,516,214	101,716	$ 4,477,449
Shares issued to shareholders in reinvestment of dividends	24,886	1,302,303	40,988	1,637,470
Shares repurchased	(117,021)	(6,574,045)	(181,180)	(7,921,533)
Net increase (decrease)	(29,068)	$ (1,755,528)	(38,476)	$ (1,806,614)
NOTE 7 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2021, the Funds had purchase and sale transactions of long, cover and sale transactions of securities sold short as below (excluding short term investments).
	LONG		SOLD SHORT
	Purchases	Sales	Cover	Sales
Income Builder Fund	$ 1,962,261,436	$ 2,799,385,799	$ —	$ —
Summit Fund	82,007,024	75,543,485	2,438,363	—
Global Opportunities Fund	256,236,952	356,285,082	—	—
International Equity Fund	1,460,407,961	1,846,528,392	—	—
Better World International Fund	411,582,402	236,032,371	—	—
International Growth Fund	757,453,361	648,979,239	—	—
Developing World Fund	803,261,497	680,308,151	—	—
Small/Mid Cap Core Fund	1,119,119,781	1,215,346,477	—	—
Small/Mid Cap Growth Fund	1,155,122,679	1,226,650,848	—	—
NOTE 8 – DERIVATIVE FINANCIAL INSTRUMENTS
The Funds may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Funds and how these derivatives affect the financial position, financial performance and cash flows of the Funds. The Funds do not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2021, the Funds’ principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign currency contracts. A foreign currency contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign currency contracts involve risks to the Funds, including the risk that a contract’s counterparty will not meet its obligations to the Funds, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Funds’ Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Funds may not achieve the intended benefit of entering into a contract, and may experience a loss.
Forward Currency Contracts: During the year ended September 30, 2021, the Funds entered into forward currency contracts in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Funds’ foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions.
The monthly average values of open forward currency sell contracts for the year ended September 30, 2021 for Income Builder Fund, Global Opportunities Fund, International Equity Fund and Small/Mid Cap Core Fund were $896,627,990; $56,142,268; $56,497,437 and $11,071,329, respectively.
Thornburg Equity Funds Annual Report  |  107

Notes to Financial Statements, Continued
September 30, 2021
These contracts are accounted for by the Funds under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in each Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in each Fund’s Statement of Operations.
These outstanding forward currency contracts in the table located in the Schedule of Investments which were entered into with State Street Bank and Trust Company (“SSB”) and with Morgan Stanley & Co. Inc. ("MSC") were entered into pursuant to International Swaps and Derivatives Association (“ISDA”) Master Agreements. In the event of a default or termination under the ISDA Master Agreement with SSB or MSC, the non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB and the ISDA Master Agreement with MSC do not result in an offset of reported amounts of financial assets and liabilities in the Funds’ Statement of Assets and Liabilities unless there has been an event of default or termination event under such agreements, the Funds do not net its outstanding forward currency contracts for the purpose of disclosure in the Funds’ Statement of Assets and Liabilities. Instead the Funds recognize the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Funds’ Statement of Assets and Liabilities.
Option Contracts: Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price.
A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price. To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Funds’ portfolio, on broad-based securities indexes, or certain ETFs.
When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statements of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.
During the year ended September 30, 2021, Summit Fund engaged in over-the-counter (OTC) option trades.
Options written by each Fund do not typically give rise to counterparty credit risk since options written obligate each Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to each Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.
The monthly average notional value of open options written for the year ended September 30, 2021 for Summit Fund was $68,925. As of September 30, 2021, the Funds had no outstanding purchased options and/or written options.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in each Fund’s Statement of Assets and Liabilities at September 30, 2021 is disclosed in the following table:
	Type of Derivative(a)	Counter Party	Asset Derivatives	Liability Derivatives	Net Amount
Income Builder Fund	Forward currency contracts	SSB	$ 24,246,990	$ -	$ 24,246,990
Summit Fund	Forward currency contracts	MSC	—	(20,736)	(20,736)
Global Opportunities Fund	Forward currency contracts	SSB	1,537,254	-	1,537,254

(a)	Generally, the Statement of Assets and Liabilities location for forward currency contracts is Assets - Unrealized appreciation on forward currency contracts for asset derivatives and Liabilities - Unrealized depreciation on forward currency contracts for liabilities derivatives.
Because the Funds did not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of each Fund’s assets and liabilities which are attributable to those contracts at September 30, 2021 can be determined by
108  |   Thornburg Equity Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2021
offsetting the dollar amounts shown in the asset and liability columns in the preceding table, the results of which are reflected in the "Net Amount" column. The Funds’ forward currency contracts are valued each day, and the net amounts of each Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
The net realized gain (loss) from forward currency contracts and written options and net change in unrealized appreciation (depreciation) on outstanding forward currency contracts and written options recognized in each Fund’s Statement of Operations for the year ended September 30, 2021 are disclosed in the following table:
		Net Realized	Net Change in Unrealized
	Type of Derivative(a)	Gain (Loss)	Appreciation (Depreciation)
Income Builder Fund	Forward currency contracts	$ (37,221,227)	$ 31,594,967
Summit Fund	Forward currency contracts	(24,544)	(36,261)
Summit Fund	Written Options	85,725	—
Global Opportunities Fund	Forward currency contracts	(1,993,917)	1,649,308
International Equity Fund	Forward currency contracts	(1,362,743)	—
Small/Mid Cap Core Fund	Forward currency contracts	(1,003,750)	(266,046)

(a)	Generally, the Statement of Operations location for forward currency contracts is Net realized gain (loss) on: forward currency contracts and Net change in unrealized appreciation (depreciation) on: forward currency contracts. The Statement of Operations location for written option contracts is Net realized gain (loss) on: options written and Net change in unrealized appreciation (depreciation) on: options written.
Thornburg Equity Funds Annual Report  |  109

Financial Highlights
Income Builder Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(d)
2021	$ 18.70	1.19	4.19	5.38	(1.12)	—	—	(1.12)	$ 22.96
2020	$ 21.72	0.86	(2.98)	(2.12)	(0.90)	—	—	(0.90)	$ 18.70
2019	$ 21.80	0.93	(0.07)	0.86	(0.94)	—	—	(0.94)	$ 21.72
2018	$ 21.50	0.92	0.30	1.22	(0.92)	—	—	(0.92)	$ 21.80
2017	$ 19.82	0.92	1.61	2.53	(0.85)	—	—	(0.85)	$ 21.50
CLASS C SHARES
2021	$ 18.68	1.00	4.19	5.19	(0.94)	—	—	(0.94)	$ 22.93
2020	$ 21.69	0.69	(2.95)	(2.26)	(0.75)	—	—	(0.75)	$ 18.68
2019	$ 21.78	0.76	(0.06)	0.70	(0.79)	—	—	(0.79)	$ 21.69
2018	$ 21.48	0.76	0.30	1.06	(0.76)	—	—	(0.76)	$ 21.78
2017	$ 19.81	0.78	1.60	2.38	(0.71)	—	—	(0.71)	$ 21.48
CLASS I SHARES
2021	$ 18.84	1.25	4.22	5.47	(1.18)	—	—	(1.18)	$ 23.13
2020	$ 21.88	0.89	(2.98)	(2.09)	(0.95)	—	—	(0.95)	$ 18.84
2019	$ 21.96	0.99	(0.07)	0.92	(1.00)	—	—	(1.00)	$ 21.88
2018	$ 21.65	1.00	0.29	1.29	(0.98)	—	—	(0.98)	$ 21.96
2017	$ 19.97	1.02	1.59	2.61	(0.93)	—	—	(0.93)	$ 21.65
CLASS R3 SHARES
2021	$ 18.70	1.10	4.18	5.28	(1.03)	—	—	(1.03)	$ 22.95
2020	$ 21.71	0.78	(2.96)	(2.18)	(0.83)	—	—	(0.83)	$ 18.70
2019	$ 21.80	0.84	(0.07)	0.77	(0.86)	—	—	(0.86)	$ 21.71
2018	$ 21.49	0.83	0.32	1.15	(0.84)	—	—	(0.84)	$ 21.80
2017	$ 19.82	0.87	1.59	2.46	(0.79)	—	—	(0.79)	$ 21.49
CLASS R4 SHARES
2021	$ 18.72	1.12	4.20	5.32	(1.06)	—	—	(1.06)	$ 22.98
2020	$ 21.74	0.77	(2.94)	(2.17)	(0.85)	—	—	(0.85)	$ 18.72
2019	$ 21.83	0.86	(0.07)	0.79	(0.88)	—	—	(0.88)	$ 21.74
2018	$ 21.52	0.85	0.33	1.18	(0.87)	—	—	(0.87)	$ 21.83
2017	$ 19.85	0.89	1.59	2.48	(0.81)	—	—	(0.81)	$ 21.52
CLASS R5 SHARES
2021	$ 18.83	1.22	4.21	5.43	(1.15)	—	—	(1.15)	$ 23.11
2020	$ 21.86	0.90	(3.00)	(2.10)	(0.93)	—	—	(0.93)	$ 18.83
2019	$ 21.95	0.97	(0.09)	0.88	(0.97)	—	—	(0.97)	$ 21.86
2018	$ 21.64	0.94	0.33	1.27	(0.96)	—	—	(0.96)	$ 21.95
2017	$ 19.95	0.98	1.61	2.59	(0.90)	—	—	(0.90)	$ 21.64
CLASS R6 SHARES
2021	$ 18.78	1.27	4.20	5.47	(1.19)	—	—	(1.19)	$ 23.06
2020	$ 21.81	0.92	(2.98)	(2.06)	(0.97)	—	—	(0.97)	$ 18.78
2019	$ 21.89	1.01	(0.08)	0.93	(1.01)	—	—	(1.01)	$ 21.81
2018	$ 21.58	1.16	0.14	1.30	(0.99)	—	—	(0.99)	$ 21.89
2017 (g)	$ 20.55	0.44	1.12	1.56	(0.53)	—	—	(0.53)	$ 21.58

(a)	Net investment income (loss) includes income from foreign withholding tax claims less IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2021 would have been: Class A, 5.07%; Class C, 4.25%; Class I, 5.28%; Class R3, 4.68%; Class R4, 4.77%; Class R5, 5.18%; Class R6, 5.40%.
(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.13%; Class C, 1.90%; Class I, 0.89%; Class R3, 1.50%; Class R4, 1.40%; Class R5, 0.99%; Class R6, 0.80%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 28.55%.
(f)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 29.02%.
(g)	Effective date of this class of shares was April 10, 2017.
(h)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
110  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Income Builder Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(d)
2021	5.32	1.26	1.26	28.90	18.99	$ 3,876,333
2020	4.27	1.15	1.15	(9.78)	47.60	$ 2,912,063
2019	4.42	1.13	1.13	4.13	43.69	$ 3,458,385
2018	4.25	1.15	1.15	5.79	41.17	$ 3,378,149
2017	4.52	1.19	1.19	13.01	37.37	$ 3,374,895
CLASS C SHARES
2021	4.49	2.03	2.03	27.93	18.99	$ 922,523
2020	3.40	1.88	1.88	(10.44)	47.60	$ 1,452,643
2019	3.60	1.87	1.87	3.35	43.69	$ 2,658,581
2018	3.51	1.90	1.90	5.01	41.17	$ 3,591,856
2017	3.80	1.90	1.93	12.19	37.37	$ 4,677,322
CLASS I SHARES
2021	5.54	1.02	1.02	29.18	18.99	$ 5,858,020
2020	4.40	0.91	0.91	(9.55)	47.60	$ 5,094,055
2019	4.67	0.88	0.88	4.39	43.69	$ 7,810,067
2018	4.58	0.86	0.86	6.12	41.17	$ 7,806,245
2017	4.93	0.86	0.86	13.30	37.37	$ 7,804,930
CLASS R3 SHARES
2021	4.93	1.63	1.71	28.39	18.99	$ 24,971
2020	3.86	1.49	1.49	(10.06)	47.60	$ 24,343
2019	3.97	1.50	1.58	3.72	43.69	$ 36,155
2018	3.84	1.50	1.61	5.47	41.17	$ 46,901
2017	4.24	1.47	1.56	12.63	37.37	$ 67,623
CLASS R4 SHARES
2021	5.02	1.53	1.59	28.60 (e)	18.99	$ 12,751
2020	3.79	1.40	1.51	(10.01)	47.60	$ 13,044
2019	4.09	1.40	1.50	3.79	43.69	$ 25,221
2018	3.91	1.40	1.56	5.58	41.17	$ 31,132
2017	4.35	1.40	1.51	12.72	37.37	$ 44,069
CLASS R5 SHARES
2021	5.43	1.12	1.22	29.07 (f)	18.99	$ 38,749
2020	4.44	0.99	1.05	(9.58)	47.60	$ 45,308
2019	4.55	0.99	1.08	4.20	43.69	$ 59,890
2018	4.30	0.99	1.12	5.99	41.17	$ 59,545
2017	4.76	0.99	1.09	13.22	37.37	$ 91,735
CLASS R6 SHARES
2021	5.66	0.93	0.97	29.32	18.99	$ 113,387
2020	4.58	0.80	0.84	(9.44)	47.60	$ 86,889
2019	4.76	0.80	0.82	4.47	43.69	$ 157,924
2018	5.39	0.80	0.82	6.20	41.17	$ 156,750
2017 (g)	4.37 (h)	0.80 (h)	1.09 (h)	7.65	37.37	$ 36,909
Thornburg Equity Funds Annual Report  |  111

Financial Highlights
Summit Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS I SHARES
2021	$ 12.18	0.16	2.71	2.87	(0.22)	(0.58)	—	(0.80)	$ 14.25
2020	$ 10.47	0.09	1.80	1.89	(0.13)	(0.05)	—	(0.18)	$ 12.18
2019 (d)	$ 10.00	0.11	0.43	0.54	(0.07)	—	—	(0.07)	$ 10.47

(a)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021, 2020 and 2019 would have been 0.99%, 0.99% and 0.99% respectively.
(b)	The Fund incurs certain expenses and fees in connection with investments in short positions. If such expenses and fees had not occurred, the Expenses Before Expense Reductions ratios for 2021, 2020 and 2019 would have been 1.19%, 1.31% and 1.71% respectively.
(c)	Not annualized for periods less than one year.
(d)	Fund commenced operations on March 1, 2019.
(e)	Annualized.
+	Based on weighted average shares outstanding.
See notes to financial statements.
112  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Summit Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)(a)	Expenses, Before Expense Reductions (%)(b)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of YEAR (Thousands)
CLASS I SHARES
2021	1.20	1.01	1.21	24.63	155.26	$ 62,466
2020	0.81	1.09	1.41	18.45	139.88	$ 45,886
2019 (d)	1.78 (e)	1.72 (e)	2.44 (e)	5.45	53.38	$ 35,489
Thornburg Equity Funds Annual Report  |  113

Financial Highlights
Global Opportunities Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(c)
2021	$ 31.69	0.53	9.40	9.93	— (d)	(2.30)	—	(2.30)	$ 39.32
2020	$ 27.56	0.08	4.47	4.55	(0.14)	(0.28)	—	(0.42)	$ 31.69
2019	$ 29.93	0.20	(2.02)	(1.82)	(0.55)	—	—	(0.55)	$ 27.56
2018	$ 30.98	0.44	(1.42)	(0.98)	(0.07)	—	—	(0.07)	$ 29.93
2017	$ 24.90	0.13	6.05	6.18	(0.10)	—	—	(0.10)	$ 30.98
CLASS C SHARES
2021	$ 30.44	0.22	9.00	9.22	—	(2.30)	—	(2.30)	$ 37.36
2020	$ 26.55	(0.14)	4.31	4.17	—	(0.28)	—	(0.28)	$ 30.44
2019	$ 28.70	(0.01)	(1.89)	(1.90)	(0.25)	—	—	(0.25)	$ 26.55
2018	$ 29.88	0.23	(1.39)	(1.16)	(0.02)	—	—	(0.02)	$ 28.70
2017	$ 24.13	(0.08)	5.84	5.76	(0.01)	—	—	(0.01)	$ 29.88
CLASS I SHARES
2021	$ 31.81	0.64	9.43	10.07	(0.09)	(2.30)	—	(2.39)	$ 39.49
2020	$ 27.67	0.15	4.50	4.65	(0.23)	(0.28)	—	(0.51)	$ 31.81
2019	$ 30.07	0.29	(2.04)	(1.75)	(0.65)	—	—	(0.65)	$ 27.67
2018	$ 31.06	0.56	(1.45)	(0.89)	(0.10)	—	—	(0.10)	$ 30.07
2017	$ 24.96	0.23	6.07	6.30	(0.20)	—	—	(0.20)	$ 31.06
CLASS R3 SHARES
2021	$ 31.38	0.42	9.31	9.73	—	(2.30)	—	(2.30)	$ 38.81
2020	$ 27.28	0.01	4.42	4.43	(0.05)	(0.28)	—	(0.33)	$ 31.38
2019	$ 29.57	0.15	(1.98)	(1.83)	(0.46)	—	—	(0.46)	$ 27.28
2018	$ 30.66	0.38	(1.41)	(1.03)	(0.06)	—	—	(0.06)	$ 29.57
2017	$ 24.66	0.08	5.99	6.07	(0.07)	—	—	(0.07)	$ 30.66
CLASS R4 SHARES
2021	$ 31.50	0.49	9.32	9.81	—	(2.30)	—	(2.30)	$ 39.01
2020	$ 27.32	0.03	4.43	4.46	—	(0.28)	—	(0.28)	$ 31.50
2019	$ 29.62	0.19	(2.00)	(1.81)	(0.49)	—	—	(0.49)	$ 27.32
2018	$ 30.69	0.46	(1.47)	(1.01)	(0.06)	—	—	(0.06)	$ 29.62
2017	$ 24.67	0.11	6.00	6.11	(0.09)	—	—	(0.09)	$ 30.69
CLASS R5 SHARES
2021	$ 31.84	0.61	9.47	10.08	(0.09)	(2.30)	—	(2.39)	$ 39.53
2020	$ 27.70	0.15	4.50	4.65	(0.23)	(0.28)	—	(0.51)	$ 31.84
2019	$ 30.10	0.28	(2.02)	(1.74)	(0.66)	—	—	(0.66)	$ 27.70
2018	$ 31.10	0.57	(1.47)	(0.90)	(0.10)	—	—	(0.10)	$ 30.10
2017	$ 24.99	0.22	6.08	6.30	(0.19)	—	—	(0.19)	$ 31.10
CLASS R6 SHARES
2021	$ 31.93	0.70	9.44	10.14	(0.13)	(2.30)	—	(2.43)	$ 39.64
2020	$ 27.77	0.21	4.50	4.71	(0.27)	(0.28)	—	(0.55)	$ 31.93
2019	$ 30.20	0.32	(2.05)	(1.73)	(0.70)	—	—	(0.70)	$ 27.77
2018	$ 31.16	0.90	(1.75)	(0.85)	(0.11)	—	—	(0.11)	$ 30.20
2017 (e)	$ 28.35	0.11	2.73	2.84	(0.03)	—	—	(0.03)	$ 31.16

(a)	Net investment income (loss) includes income from foreign withholding tax claims less IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2021 would have been: Class A, 1.36%; Class C, 0.57%; Class I, 1.64%; Class R3, 1.10%; Class R4, 1.27%; Class R5, 1.60%; Class R6, 1.80%.
(b)	Not annualized for periods less than one year.
(c)	Sales loads are not reflected in computing total return.
(d)	Dividends From Net Investment Income was less than 0.01.
(e)	Effective date of this class of shares was April 10, 2017.
(f)	Annualized.
(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
See notes to financial statements.
114  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Global Opportunities Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(b)	Portfolio Turnover Rate (%)(b)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(c)
2021	1.42	1.27	1.31	32.82	25.48	$ 277,126
2020	0.27	1.28	1.32	16.59	35.63	$ 215,473
2019	0.73	1.31	1.33	(5.78)	29.12	$ 236,560
2018	1.40	1.28	1.28	(3.16)	41.99	$ 367,449
2017	0.46	1.33	1.33	24.85	43.70	$ 442,522
CLASS C SHARES
2021	0.63	2.04	2.08	31.77	25.48	$ 112,420
2020	(0.49)	2.02	2.06	15.78	35.63	$ 116,705
2019	(0.02)	2.07	2.09	(6.49)	29.12	$ 151,469
2018	0.78	2.03	2.03	(3.90)	41.99	$ 253,907
2017	(0.30)	2.08	2.08	23.88	43.70	$ 380,046
CLASS I SHARES
2021	1.69	0.99	1.06	33.17	25.48	$ 605,581
2020	0.50	0.99	1.08	16.91	35.63	$ 523,175
2019	1.05	0.99	1.06	(5.46)	29.12	$ 762,697
2018	1.79	0.97	0.97	(2.88)	41.99	$ 1,200,267
2017	0.80	0.97	0.98	25.31	43.70	$ 1,514,039
CLASS R3 SHARES
2021	1.15	1.50	2.07	32.48	25.48	$ 3,776
2020	0.03	1.50	2.00	16.32	35.63	$ 3,633
2019	0.55	1.50	2.20	(5.95)	29.12	$ 4,317
2018	1.22	1.50	1.92	(3.38)	41.99	$ 7,577
2017	0.28	1.50	1.97	24.66	43.70	$ 12,059
CLASS R4 SHARES
2021	1.32	1.40	1.83	32.62	25.48	$ 6,177
2020	0.09	1.40	1.62	16.41	35.63	$ 5,093
2019	0.71	1.40	1.86	(5.84)	29.12	$ 9,254
2018	1.49	1.40	1.61	(3.29)	41.99	$ 20,786
2017	0.38	1.40	1.65	24.81	43.70	$ 28,061
CLASS R5 SHARES
2021	1.64	0.99	1.36	33.18	25.48	$ 20,673
2020	0.53	0.99	1.28	16.89	35.63	$ 32,817
2019	1.04	0.99	1.27	(5.45)	29.12	$ 42,354
2018	1.82	0.99	1.16	(2.92)	41.99	$ 70,084
2017	0.79	0.99	1.16	25.29	43.70	$ 80,704
CLASS R6 SHARES
2021	1.85	0.85	1.00	33.32	25.48	$ 57,072
2020	0.70	0.85	1.03	17.08	35.63	$ 43,911
2019	1.17	0.85	1.00	(5.34)	29.12	$ 45,699
2018	2.93	0.85	0.98	(2.75)	41.99	$ 51,836
2017 (e)	0.77 (f)	0.85 (f)	13.31 (f)(g)	10.02	43.70	$ 1,576
Thornburg Equity Funds Annual Report  |  115

Financial Highlights
International Equity Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(d)
2021	$ 24.78	0.31	4.49	4.80	(0.06)	(0.77)	—	(0.83)	$ 28.75
2020	$ 22.91	0.07	3.29	3.36	(0.21)	(1.28)	—	(1.49)	$ 24.78
2019	$ 22.69	0.19	0.31	0.50	(0.28)	—	—	(0.28)	$ 22.91
2018	$ 27.63	0.19	(1.10)	(0.91)	—	(4.03)	—	(4.03)	$ 22.69
2017	$ 23.43	0.16	4.24	4.40	(0.20)	—	—	(0.20)	$ 27.63
CLASS C SHARES
2021	$ 21.91	0.06	4.00	4.06	—	(0.77)	—	(0.77)	$ 25.20
2020	$ 20.33	(0.08)	2.94	2.86	—	(1.28)	—	(1.28)	$ 21.91
2019	$ 20.01	— (e)	0.32	0.32	—	—	—	—	$ 20.33
2018	$ 25.00	0.02	(0.98)	(0.96)	—	(4.03)	—	(4.03)	$ 20.01
2017	$ 21.29	(0.02)	3.84	3.82	(0.11)	—	—	(0.11)	$ 25.00
CLASS I SHARES
2021	$ 25.70	0.39	4.68	5.07	(0.12)	(0.77)	—	(0.89)	$ 29.88
2020	$ 23.69	0.15	3.42	3.57	(0.28)	(1.28)	—	(1.56)	$ 25.70
2019	$ 23.47	0.25	0.32	0.57	(0.35)	—	—	(0.35)	$ 23.69
2018	$ 28.37	0.29	(1.15)	(0.86)	(0.01)	(4.03)	—	(4.04)	$ 23.47
2017	$ 24.02	0.25	4.37	4.62	(0.27)	—	—	(0.27)	$ 28.37
CLASS R3 SHARES
2021	$ 24.77	0.23	4.52	4.75	—	(0.77)	—	(0.77)	$ 28.75
2020	$ 22.89	0.03	3.29	3.32	(0.16)	(1.28)	—	(1.44)	$ 24.77
2019	$ 22.65	0.15	0.31	0.46	(0.22)	—	—	(0.22)	$ 22.89
2018	$ 27.63	0.14	(1.09)	(0.95)	—	(4.03)	—	(4.03)	$ 22.65
2017	$ 23.44	0.14	4.22	4.36	(0.17)	—	—	(0.17)	$ 27.63
CLASS R4 SHARES
2021	$ 24.60	0.28	4.49	4.77	(0.04)	(0.77)	—	(0.81)	$ 28.56
2020	$ 22.74	0.07	3.27	3.34	(0.20)	(1.28)	—	(1.48)	$ 24.60
2019	$ 22.52	0.19	0.30	0.49	(0.27)	—	—	(0.27)	$ 22.74
2018	$ 27.45	0.20	(1.10)	(0.90)	—	(4.03)	—	(4.03)	$ 22.52
2017	$ 23.26	0.18	4.21	4.39	(0.20)	—	—	(0.20)	$ 27.45
CLASS R5 SHARES
2021	$ 25.66	0.38	4.67	5.05	(0.10)	(0.77)	—	(0.87)	$ 29.84
2020	$ 23.67	0.13	3.42	3.55	(0.28)	(1.28)	—	(1.56)	$ 25.66
2019	$ 23.44	0.25	0.32	0.57	(0.34)	—	—	(0.34)	$ 23.67
2018	$ 28.35	0.27	(1.15)	(0.88)	— (f)	(4.03)	—	(4.03)	$ 23.44
2017	$ 24.01	0.24	4.35	4.59	(0.25)	—	—	(0.25)	$ 28.35
CLASS R6 SHARES
2021	$ 25.59	0.44	4.65	5.09	(0.16)	(0.77)	—	(0.93)	$ 29.75
2020	$ 23.61	0.18	3.41	3.59	(0.33)	(1.28)	—	(1.61)	$ 25.59
2019	$ 23.40	0.31	0.29	0.60	(0.39)	—	—	(0.39)	$ 23.61
2018	$ 28.27	0.33	(1.15)	(0.82)	(0.02)	(4.03)	—	(4.05)	$ 23.40
2017	$ 23.95	0.31	4.33	4.64	(0.32)	—	—	(0.32)	$ 28.27

(a)	Net investment income (loss) includes income from foreign withholding tax claims less IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2021 would have been: Class A, 0.99%; Class C, 0.16%; Class I, 1.23%; Class R3, 0.71%; Class R4, 0.90%; Class R5, 1.18%; Class R6, 1.40%.
(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.25%; Class C, 1.96%; Class I, 0.94%; Class R3, 1.45%; Class R4, 1.25%; Class R5, 0.99%; Class R6, 0.79%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	Net investment income (loss) was less than $(0.01) per share.
(f)	Dividends from net investment income per share were less than $(0.01).
+	Based on weighted average shares outstanding.
See notes to financial statements.
116  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
International Equity Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(d)
2021	1.07	1.58	1.58	19.66	42.85	$ 543,262
2020	0.31	1.25	1.26	15.33	79.05	$ 825,677
2019	0.86	1.26	1.26	2.47	71.09	$ 655,807
2018	0.77	1.27	1.27	(4.13)	44.41	$ 782,371
2017	0.65	1.31	1.31	18.78	86.88	$ 840,244
CLASS C SHARES
2021	0.24	2.26	2.26	18.83	42.85	$ 27,189
2020	(0.40)	1.93	1.94	14.69	79.05	$ 44,594
2019	(0.02)	2.09	2.09	1.60	71.09	$ 81,401
2018	0.07	2.02	2.02	(4.86)	44.41	$ 159,789
2017	(0.08)	2.04	2.04	17.94	86.88	$ 400,859
CLASS I SHARES
2021	1.32	1.24	1.24	20.05	42.85	$ 2,000,723
2020	0.64	0.92	0.93	15.74	79.05	$ 1,713,358
2019	1.11	0.97	0.97	2.76	71.09	$ 1,694,780
2018	1.15	0.91	0.91	(3.81)	44.41	$ 2,462,564
2017	0.99	0.92	0.92	19.29	86.88	$ 3,370,930
CLASS R3 SHARES
2021	0.80	1.75	1.91	19.46	42.85	$ 157,724
2020	0.12	1.45	1.58	15.11	79.05	$ 152,764
2019	0.67	1.45	1.65	2.25	71.09	$ 164,437
2018	0.59	1.45	1.64	(4.29)	44.41	$ 213,007
2017	0.55	1.45	1.64	18.63	86.88	$ 285,510
CLASS R4 SHARES
2021	0.99	1.55	1.70	19.69	42.85	$ 104,735
2020	0.30	1.25	1.32	15.35	79.05	$ 102,266
2019	0.88	1.25	1.44	2.45	71.09	$ 125,363
2018	0.81	1.25	1.47	(4.11)	44.41	$ 164,663
2017	0.74	1.25	1.46	18.90	86.88	$ 209,066
CLASS R5 SHARES
2021	1.26	1.29	1.46	19.97	42.85	$ 160,007
2020	0.55	0.99	1.02	15.64	79.05	$ 133,705
2019	1.10	0.99	1.12	2.74	71.09	$ 153,366
2018	1.06	0.99	1.17	(3.87)	44.41	$ 229,485
2017	0.96	0.99	1.15	19.17	86.88	$ 298,970
CLASS R6 SHARES
2021	1.49	1.09	1.18	20.21	42.85	$ 331,621
2020	0.78	0.79	0.90	15.90	79.05	$ 250,391
2019	1.37	0.79	0.88	2.95	71.09	$ 219,441
2018	1.33	0.79	0.83	(3.68)	44.41	$ 457,006
2017	1.23	0.78	0.79	19.40	86.88	$ 536,296
Thornburg Equity Funds Annual Report  |  117

Financial Highlights
Better World International Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(c)
2021	$ 15.66	0.01	5.79	5.80	—	—	—	—	$ 21.46
2020	$ 12.85	— (d)	2.90	2.90	(0.09)	—	—	(0.09)	$ 15.66
2019	$ 14.51	0.12	(0.66)	(0.54)	(0.15)	(0.97)	—	(1.12)	$ 12.85
2018	$ 14.13	0.09	0.66	0.75	—	(0.37)	—	(0.37)	$ 14.51
2017	$ 13.86	0.09	0.99	1.08	(0.12)	(0.69)	—	(0.81)	$ 14.13
CLASS C SHARES
2021	$ 15.51	(0.15)	5.72	5.57	—	—	—	—	$ 21.08
2020	$ 12.72	(0.08)	2.88	2.80	(0.01)	—	—	(0.01)	$ 15.51
2019	$ 14.32	0.03	(0.62)	(0.59)	(0.04)	(0.97)	—	(1.01)	$ 12.72
2018	$ 14.02	— (d)	0.67	0.67	—	(0.37)	—	(0.37)	$ 14.32
2017	$ 13.79	0.02	0.97	0.99	(0.07)	(0.69)	—	(0.76)	$ 14.02
CLASS I SHARES
2021	$ 16.06	0.11	5.93	6.04	(0.07)	—	—	(0.07)	$ 22.03
2020	$ 13.16	0.10	2.99	3.09	(0.19)	—	—	(0.19)	$ 16.06
2019	$ 14.83	0.20	(0.67)	(0.47)	(0.23)	(0.97)	—	(1.20)	$ 13.16
2018	$ 14.33	0.18	0.69	0.87	—	(0.37)	—	(0.37)	$ 14.83
2017	$ 13.96	0.20	1.02	1.22	(0.16)	(0.69)	—	(0.85)	$ 14.33

(a)	Net investment income (loss) includes income from foreign withholding tax claims less IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2021 would have been: Class A, 0.04%; Class C, (0.78)%; Class I, 0.51%.
(b)	Not annualized for periods less than one year.
(c)	Sales loads are not reflected in computing total return.
(d)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
118  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Better World International Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(b)	Portfolio Turnover Rate (%)(b)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(c)
2021	0.05	1.57	1.57	37.04	119.96	$ 40,287
2020	(0.02)	1.83	1.94	22.65	42.87	$ 11,859
2019	0.91	1.82	2.10	(3.19)	62.33	$ 9,378
2018	0.64	1.82	2.12	5.37	111.99	$ 8,537
2017	0.64	1.79	3.21	8.61	105.55	$ 6,450
CLASS C SHARES
2021	(0.77)	2.38	2.85	35.91	119.96	$ 5,597
2020	(0.56)	2.38	3.31	22.02	42.87	$ 2,159
2019	0.25	2.38	3.48	(3.75)	62.33	$ 1,687
2018	(0.03)	2.38	3.09	4.82	111.99	$ 2,292
2017	0.18	2.32	4.48	7.97	105.55	$ 2,205
CLASS I SHARES
2021	0.53	1.09	1.21	37.72	119.96	$ 302,026
2020	0.74	1.09	1.33	23.62	42.87	$ 83,208
2019	1.57	1.09	1.44	(2.54)	62.33	$ 59,833
2018	1.20	1.09	1.35	6.15	111.99	$ 55,989
2017	1.48	0.94	1.62	9.58	105.55	$ 59,951
Thornburg Equity Funds Annual Report  |  119

Financial Highlights
International Growth Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(d)
2021	$ 28.37	(0.09)	2.37	2.28	—	(0.38)	—	(0.38)	$ 30.27
2020	$ 21.46	(0.08)	7.10	7.02	— (e)	(0.11)	—	(0.11)	$ 28.37
2019	$ 23.78	— (f)	(1.55)	(1.55)	(0.02)	(0.75)	—	(0.77)	$ 21.46
2018	$ 23.85	0.02	0.72	0.74	(0.05)	(0.76)	—	(0.81)	$ 23.78
2017	$ 19.22	(0.01)	4.65	4.64	(0.01)	—	—	(0.01)	$ 23.85
CLASS C SHARES
2021	$ 26.06	(0.31)	2.18	1.87	—	(0.38)	—	(0.38)	$ 27.55
2020	$ 19.87	(0.25)	6.55	6.30	—	(0.11)	—	(0.11)	$ 26.06
2019	$ 22.21	(0.15)	(1.44)	(1.59)	—	(0.75)	—	(0.75)	$ 19.87
2018	$ 22.50	(0.15)	0.67	0.52	(0.05)	(0.76)	—	(0.81)	$ 22.21
2017	$ 18.26	(0.13)	4.37	4.24	—	—	—	—	$ 22.50
CLASS I SHARES
2021	$ 29.27	(0.01)	2.44	2.43	—	(0.38)	—	(0.38)	$ 31.32
2020	$ 22.13	(0.01)	7.33	7.32	(0.07)	(0.11)	—	(0.18)	$ 29.27
2019	$ 24.51	0.07	(1.60)	(1.53)	(0.10)	(0.75)	—	(0.85)	$ 22.13
2018	$ 24.48	0.12	0.72	0.84	(0.05)	(0.76)	—	(0.81)	$ 24.51
2017	$ 19.69	0.10	4.75	4.85	(0.06)	—	—	(0.06)	$ 24.48
CLASS R3 SHARES
2021	$ 28.01	(0.16)	2.33	2.17	—	(0.38)	—	(0.38)	$ 29.80
2020	$ 21.23	(0.13)	7.02	6.89	—	(0.11)	—	(0.11)	$ 28.01
2019	$ 23.54	(0.04)	(1.52)	(1.56)	—	(0.75)	—	(0.75)	$ 21.23
2018	$ 23.66	(0.02)	0.71	0.69	(0.05)	(0.76)	—	(0.81)	$ 23.54
2017	$ 19.07	(0.01)	4.60	4.59	—	—	—	—	$ 23.66
CLASS R4 SHARES
2021	$ 28.18	(0.13)	2.35	2.22	—	(0.38)	—	(0.38)	$ 30.02
2020	$ 21.34	(0.03)	6.98	6.95	—	(0.11)	—	(0.11)	$ 28.18
2019	$ 23.63	(0.02)	(1.52)	(1.54)	—	(0.75)	—	(0.75)	$ 21.34
2018	$ 23.73	(0.01)	0.72	0.71	(0.05)	(0.76)	—	(0.81)	$ 23.63
2017	$ 19.11	0.01	4.61	4.62	— (e)	—	—	—	$ 23.73
CLASS R5 SHARES
2021	$ 29.35	(0.01)	2.45	2.44	—	(0.38)	—	(0.38)	$ 31.41
2020	$ 22.19	(0.03)	7.37	7.34	(0.07)	(0.11)	—	(0.18)	$ 29.35
2019	$ 24.58	0.07	(1.61)	(1.54)	(0.10)	(0.75)	—	(0.85)	$ 22.19
2018	$ 24.54	0.10	0.75	0.85	(0.05)	(0.76)	—	(0.81)	$ 24.58
2017	$ 19.73	0.08	4.79	4.87	(0.06)	—	—	(0.06)	$ 24.54
CLASS R6 SHARES
2021	$ 29.44	0.02	2.46	2.48	—	(0.38)	—	(0.38)	$ 31.54
2020	$ 22.26	0.02	7.37	7.39	(0.10)	(0.11)	—	(0.21)	$ 29.44
2019	$ 24.65	0.10	(1.61)	(1.51)	(0.13)	(0.75)	—	(0.88)	$ 22.26
2018	$ 24.59	0.21	0.66	0.87	(0.05)	(0.76)	—	(0.81)	$ 24.65
2017	$ 19.77	0.09	4.81	4.90	(0.08)	—	—	(0.08)	$ 24.59

(a)	Net investment income (loss) includes income from foreign withholding tax claims less IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2021 would have been: Class A, (0.37)%; Class C, (1.18)%; Class I, (0.10)%; Class R3, (0.60)%; Class R4, (0.51)%; Class R5, (0.11)%; Class R6, (0.02)%.
(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.26%; Class C, 2.07%; Class I, 0.99%; Class R3, 1.50%; Class R4, 1.40%; Class R5, 0.99%; Class R6, 0.89%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	Dividends from net investment income per share were less than $(0.01).
(f)	Net investment income (loss) was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
120  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
International Growth Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(d)
2021	(0.29)	1.27	1.27	8.07	34.41	$ 154,613
2020	(0.35)	1.31	1.31	32.88	35.88	$ 139,429
2019	0.02	1.32	1.32	(6.36)	25.83	$ 107,196
2018	0.09	1.32	1.32	3.28	33.28	$ 127,863
2017	(0.05)	1.42	1.43	24.12	60.88	$ 121,989
CLASS C SHARES
2021	(1.10)	2.07	2.07	7.21	34.41	$ 27,864
2020	(1.13)	2.07	2.07	31.87	35.88	$ 42,164
2019	(0.78)	2.08	2.08	(7.04)	25.83	$ 47,980
2018	(0.65)	2.08	2.08	2.47	33.28	$ 77,262
2017	(0.69)	2.15	2.16	23.22	60.88	$ 90,689
CLASS I SHARES
2021	(0.02)	1.00	1.00	8.34	34.41	$ 1,584,102
2020	(0.03)	0.99	1.02	33.31	35.88	$ 1,454,322
2019	0.34	0.99	1.03	(6.02)	25.83	$ 1,203,538
2018	0.47	0.99	0.99	3.61	33.28	$ 1,470,211
2017	0.50	0.99	1.03	24.66	60.88	$ 1,128,804
CLASS R3 SHARES
2021	(0.52)	1.51	1.89	7.78	34.41	$ 7,643
2020	(0.56)	1.50	2.03	32.61	35.88	$ 6,424
2019	(0.17)	1.50	2.02	(6.50)	25.83	$ 6,274
2018	(0.10)	1.50	1.98	3.08	33.28	$ 8,426
2017	(0.03)	1.50	2.08	24.07	60.88	$ 10,525
CLASS R4 SHARES
2021	(0.42)	1.41	1.63	7.91	34.41	$ 9,903
2020	(0.44)	1.40	1.45	32.73	35.88	$ 8,436
2019	(0.09)	1.40	1.91	(6.39)	25.83	$ 7,515
2018	(0.02)	1.40	1.88	3.16	33.28	$ 12,644
2017	0.07	1.40	1.84	24.19	60.88	$ 17,200
CLASS R5 SHARES
2021	(0.02)	1.00	1.27	8.35	34.41	$ 36,396
2020	(0.03)	0.99	1.31	33.31	35.88	$ 34,152
2019	0.32	0.99	1.29	(6.05)	25.83	$ 28,729
2018	0.40	0.99	1.25	3.64	33.28	$ 38,052
2017	0.40	0.99	1.28	24.68	60.88	$ 45,591
CLASS R6 SHARES
2021	0.06	0.90	0.96	8.46	34.41	$ 107,884
2020	0.07	0.89	0.99	33.42	35.88	$ 61,130
2019	0.47	0.89	0.99	(5.91)	25.83	$ 44,923
2018	0.82	0.89	0.99	3.72	33.28	$ 51,091
2017	0.44	0.89	1.03	24.82	60.88	$ 12,261
Thornburg Equity Funds Annual Report  |  121

Financial Highlights
Developing World Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(d)
2021	$ 22.92	— (e)	4.66	4.66	—	—	—	—	$ 27.58
2020	$ 20.43	0.03	2.69	2.72	(0.23)	—	—	(0.23)	$ 22.92
2019	$ 19.13	0.23	1.22	1.45	(0.15)	—	—	(0.15)	$ 20.43
2018	$ 19.86	0.11	(0.84)	(0.73)	—	—	—	—	$ 19.13
2017	$ 16.98	0.09	2.89	2.98	(0.10)	—	—	(0.10)	$ 19.86
CLASS C SHARES
2021	$ 21.71	(0.21)	4.43	4.22	—	—	—	—	$ 25.93
2020	$ 19.35	(0.13)	2.54	2.41	(0.05)	—	—	(0.05)	$ 21.71
2019	$ 18.10	0.06	1.19	1.25	—	—	—	—	$ 19.35
2018	$ 18.93	(0.05)	(0.78)	(0.83)	—	—	—	—	$ 18.10
2017	$ 16.26	(0.03)	2.74	2.71	(0.04)	—	—	(0.04)	$ 18.93
CLASS I SHARES
2021	$ 23.40	0.10	4.76	4.86	(0.04)	—	—	(0.04)	$ 28.22
2020	$ 20.86	0.11	2.74	2.85	(0.31)	—	—	(0.31)	$ 23.40
2019	$ 19.55	0.31	1.24	1.55	(0.24)	—	—	(0.24)	$ 20.86
2018	$ 20.21	0.19	(0.85)	(0.66)	—	—	—	—	$ 19.55
2017	$ 17.26	0.19	2.92	3.11	(0.16)	—	—	(0.16)	$ 20.21
CLASS R5 SHARES
2021	$ 23.33	0.10	4.73	4.83	(0.04)	—	—	(0.04)	$ 28.12
2020	$ 20.79	0.10	2.75	2.85	(0.31)	—	—	(0.31)	$ 23.33
2019	$ 19.48	0.27	1.28	1.55	(0.24)	—	—	(0.24)	$ 20.79
2018	$ 20.14	0.19	(0.85)	(0.66)	—	—	—	—	$ 19.48
2017	$ 17.20	0.18	2.92	3.10	(0.16)	—	—	(0.16)	$ 20.14
CLASS R6 SHARES
2021	$ 23.43	0.12	4.78	4.90	(0.07)	—	—	(0.07)	$ 28.26
2020	$ 20.88	0.13	2.75	2.88	(0.33)	—	—	(0.33)	$ 23.43
2019	$ 19.57	0.33	1.24	1.57	(0.26)	—	—	(0.26)	$ 20.88
2018	$ 20.21	0.24	(0.88)	(0.64)	—	—	—	—	$ 19.57
2017	$ 17.25	0.20	2.93	3.13	(0.17)	—	—	(0.17)	$ 20.21

(a)	Net investment income (loss) includes income from foreign withholding tax claims less IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2021 would have been: Class A, (0.02)%; Class C, (0.82)%; Class I, 0.33%; Class R5, 0.34%; Class R6, 0.42%.
(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.43%; Class C, 2.19%; Class I, 1.09%; Class R5, 1.09%; Class R6, 0.99%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	Net investment income (loss) was less than $0.01 per share.
(f)	The total return based on the NAV which reflects adjustments in accordance with U.S. GAAP is 12.47% for 2020 and 19.44% for 2021.
+	Based on weighted average shares outstanding.
See notes to financial statements.
122  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Developing World Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(d)
2021	(0.01)	1.43	1.43	20.33	61.50	$ 131,471
2020	0.13	1.45	1.48	13.31	56.55	$ 101,723
2019	1.18	1.47	1.50	7.74	43.52	$ 96,935
2018	0.55	1.46	1.48	(3.68)	58.28	$ 112,082
2017	0.54	1.52	1.60	17.58	77.61	$ 125,427
CLASS C SHARES
2021	(0.81)	2.19	2.19	19.49 (f)	61.50	$ 40,933
2020	(0.64)	2.20	2.23	12.42 (f)	56.55	$ 48,977
2019	0.30	2.23	2.26	6.91	43.52	$ 63,203
2018	(0.23)	2.23	2.25	(4.38)	58.28	$ 80,728
2017	(0.16)	2.26	2.34	16.65	77.61	$ 109,227
CLASS I SHARES
2021	0.34	1.09	1.15	20.78	61.50	$ 925,280
2020	0.50	1.09	1.18	13.68	56.55	$ 668,427
2019	1.53	1.09	1.19	8.14	43.52	$ 590,196
2018	0.93	1.08	1.16	(3.27)	58.28	$ 634,501
2017	1.05	1.07	1.20	18.06	77.61	$ 793,069
CLASS R5 SHARES
2021	0.35	1.09	1.70	20.72	61.50	$ 4,157
2020	0.49	1.09	1.89	13.73	56.55	$ 2,735
2019	1.38	1.09	2.07	8.16	43.52	$ 2,430
2018	0.90	1.09	1.71	(3.28)	58.28	$ 3,340
2017	1.04	1.08	1.77	18.06	77.61	$ 5,506
CLASS R6 SHARES
2021	0.43	0.99	1.11	20.90	61.50	$ 78,006
2020	0.60	0.99	1.15	13.82	56.55	$ 62,993
2019	1.65	0.99	1.14	8.25	43.52	$ 56,658
2018	1.16	0.99	1.14	(3.17)	58.28	$ 56,258
2017	1.14	0.97	1.13	18.16	77.61	$ 28,652
Thornburg Equity Funds Annual Report  |  123

Financial Highlights
Small/Mid Cap Core Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(d)
2021	$ 74.81	(0.05)	22.84	22.79	—	—	—	—	$ 97.60
2020	$ 71.81	0.07	3.11	3.18	(0.18)	—	—	(0.18)	$ 74.81
2019	$ 72.46	0.24	(0.60)	(0.36)	(0.29)	—	—	(0.29)	$ 71.81
2018	$ 65.26	0.39	7.17	7.56	(0.36)	—	—	(0.36)	$ 72.46
2017	$ 54.08	0.16	11.04	11.20	(0.02)	—	—	(0.02)	$ 65.26
CLASS C SHARES
2021	$ 67.54	(0.71)	20.57	19.86	—	—	—	—	$ 87.40
2020	$ 65.19	(0.45)	2.80	2.35	—	—	—	—	$ 67.54
2019	$ 66.03	(0.31)	(0.53)	(0.84)	—	—	—	—	$ 65.19
2018	$ 59.87	(0.11)	6.52	6.41	(0.25)	—	—	(0.25)	$ 66.03
2017	$ 49.97	(0.27)	10.17	9.90	—	—	—	—	$ 59.87
CLASS I SHARES
2021	$ 77.16	0.25	23.58	23.83	—	—	—	—	$ 100.99
2020	$ 74.04	0.33	3.22	3.55	(0.43)	—	—	(0.43)	$ 77.16
2019	$ 74.70	0.49	(0.65)	(0.16)	(0.50)	—	—	(0.50)	$ 74.04
2018	$ 67.10	0.64	7.38	8.02	(0.42)	—	—	(0.42)	$ 74.70
2017	$ 55.58	0.42	11.35	11.77	(0.25)	—	—	(0.25)	$ 67.10
CLASS R3 SHARES
2021	$ 74.46	(0.08)	22.72	22.64	—	—	—	—	$ 97.10
2020	$ 71.44	0.06	3.10	3.16	(0.14)	—	—	(0.14)	$ 74.46
2019	$ 72.02	0.23	(0.59)	(0.36)	(0.22)	—	—	(0.22)	$ 71.44
2018	$ 64.88	0.39	7.11	7.50	(0.36)	—	—	(0.36)	$ 72.02
2017	$ 53.76	0.18	10.97	11.15	(0.03)	—	—	(0.03)	$ 64.88
CLASS R4 SHARES
2021	$ 75.30	0.01	22.99	23.00	—	—	—	—	$ 98.30
2020	$ 72.25	0.12	3.14	3.26	(0.21)	—	—	(0.21)	$ 75.30
2019	$ 72.83	0.30	(0.60)	(0.30)	(0.28)	—	—	(0.28)	$ 72.25
2018	$ 65.55	0.47	7.19	7.66	(0.38)	—	—	(0.38)	$ 72.83
2017	$ 54.31	0.25	11.08	11.33	(0.09)	—	—	(0.09)	$ 65.55
CLASS R5 SHARES
2021	$ 77.05	0.26	23.53	23.79	—	—	—	—	$ 100.84
2020	$ 73.93	0.33	3.22	3.55	(0.43)	—	—	(0.43)	$ 77.05
2019	$ 74.60	0.49	(0.66)	(0.17)	(0.50)	—	—	(0.50)	$ 73.93
2018	$ 67.01	0.63	7.38	8.01	(0.42)	—	—	(0.42)	$ 74.60
2017	$ 55.50	0.41	11.35	11.76	(0.25)	—	—	(0.25)	$ 67.01

(a)	Net investment income (loss) includes income from foreign withholding tax claims less IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2021 would have been: Class A, (0.15)%; Class C, (0.95)%; Class I, 0.17%; Class R3, (0.17)%; Class R4, (0.09)%; Class R5, 0.18%.
(b)	Net expenses include tax reclaim collection fees that are excluded from the expense limitation agreement. If such expenses and fees had not occurred, the Expenses After Expense Reductions ratios for 2021 would have been: Class A, 1.16%; Class C, 1.98%; Class I, 0.84%; Class R3, 1.20%; Class R4, 1.10%; Class R5, 0.84%.
(c)	Not annualized for periods less than one year.
(d)	Sales loads are not reflected in computing total return.
(e)	The Fund modified its strategy in December 2020 and due to the change, the Fund experienced a higher portfolio turnover from higher purchases and sales.
+	Based on weighted average shares outstanding.
See notes to financial statements.
124  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Small/Mid Cap Core Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)(b)	Expenses, Before Expense Reductions (%)	Total Return (%)(c)	Portfolio Turnover Rate (%)(c)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(d)
2021	(0.06)	1.18	1.33	30.46	135.80 (e)	$ 454,488
2020	0.10	1.33	1.34	4.42	20.39	$ 388,895
2019	0.35	1.33	1.33	(0.42)	24.94	$ 425,218
2018	0.56	1.33	1.33	11.62	57.33	$ 473,740
2017	0.27	1.39	1.39	20.72	43.53	$ 383,118
CLASS C SHARES
2021	(0.86)	2.00	2.15	29.40	135.80 (e)	$ 17,364
2020	(0.69)	2.12	2.12	3.59	20.39	$ 22,951
2019	(0.50)	2.19	2.19	(1.26)	24.94	$ 35,934
2018	(0.17)	2.11	2.11	10.73	57.33	$ 52,023
2017	(0.49)	2.14	2.14	19.81	43.53	$ 160,663
CLASS I SHARES
2021	0.26	0.86	1.08	30.88	135.80 (e)	$ 332,235
2020	0.44	0.99	1.09	4.77	20.39	$ 287,746
2019	0.70	0.99	1.07	(0.07)	24.94	$ 360,070
2018	0.90	0.99	1.06	12.00	57.33	$ 422,302
2017	0.68	0.99	1.06	21.20	43.53	$ 368,790
CLASS R3 SHARES
2021	(0.08)	1.22	1.81	30.41	135.80 (e)	$ 23,594
2020	0.09	1.35	1.73	4.40	20.39	$ 24,939
2019	0.34	1.35	1.79	(0.43)	24.94	$ 29,601
2018	0.57	1.35	1.78	11.60	57.33	$ 39,211
2017	0.30	1.35	1.82	20.75	43.53	$ 45,668
CLASS R4 SHARES
2021	0.01	1.12	1.78	30.54	135.80 (e)	$ 4,386
2020	0.17	1.25	1.74	4.50	20.39	$ 4,548
2019	0.44	1.25	1.75	(0.33)	24.94	$ 6,434
2018	0.68	1.25	1.77	11.72	57.33	$ 7,868
2017	0.42	1.24	1.78	20.87	43.53	$ 10,159
CLASS R5 SHARES
2021	0.27	0.86	1.48	30.88	135.80 (e)	$ 14,710
2020	0.45	0.99	1.43	4.76	20.39	$ 14,156
2019	0.70	0.99	1.43	(0.07)	24.94	$ 18,119
2018	0.89	0.99	1.38	12.00	57.33	$ 19,085
2017	0.68	0.99	1.42	21.21	43.53	$ 17,060
Thornburg Equity Funds Annual Report  |  125

Financial Highlights
Small/Mid Cap Growth Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2021	$ 48.17	(0.51)	7.33	6.82	—	(3.22)	—	(3.22)	$ 51.77
2020	$ 39.37	(0.30)	12.72	12.42	—	(3.62)	—	(3.62)	$ 48.17
2019	$ 40.43	(0.17)	(0.89)	(1.06)	—	—	—	—	$ 39.37
2018	$ 32.46	(0.21)	8.18	7.97	—	—	—	—	$ 40.43
2017	$ 28.22	(0.24)	4.48	4.24	—	—	—	—	$ 32.46
CLASS C SHARES
2021	$ 40.53	(0.75)	6.11	5.36	—	(3.22)	—	(3.22)	$ 42.67
2020	$ 33.91	(0.51)	10.75	10.24	—	(3.62)	—	(3.62)	$ 40.53
2019	$ 35.11	(0.42)	(0.78)	(1.20)	—	—	—	—	$ 33.91
2018	$ 28.43	(0.42)	7.10	6.68	—	—	—	—	$ 35.11
2017	$ 24.90	(0.41)	3.94	3.53	—	—	—	—	$ 28.43
CLASS I SHARES
2021	$ 52.36	(0.38)	7.99	7.61	—	(3.22)	—	(3.22)	$ 56.75
2020	$ 42.35	(0.17)	13.80	13.63	—	(3.62)	—	(3.62)	$ 52.36
2019	$ 43.33	(0.03)	(0.95)	(0.98)	—	—	—	—	$ 42.35
2018	$ 34.67	(0.08)	8.74	8.66	—	—	—	—	$ 43.33
2017	$ 30.01	(0.12)	4.78	4.66	—	—	—	—	$ 34.67
CLASS R3 SHARES
2021	$ 47.67	(0.60)	7.24	6.64	—	(3.22)	—	(3.22)	$ 51.09
2020	$ 39.05	(0.36)	12.60	12.24	—	(3.62)	—	(3.62)	$ 47.67
2019	$ 40.16	(0.23)	(0.88)	(1.11)	—	—	—	—	$ 39.05
2018	$ 32.30	(0.26)	8.12	7.86	—	—	—	—	$ 40.16
2017	$ 28.10	(0.27)	4.47	4.20	—	—	—	—	$ 32.30
CLASS R4 SHARES
2021	$ 48.30	(0.55)	7.33	6.78	—	(3.22)	—	(3.22)	$ 51.86
2020	$ 39.49	(0.32)	12.75	12.43	—	(3.62)	—	(3.62)	$ 48.30
2019	$ 40.56	(0.19)	(0.88)	(1.07)	—	—	—	—	$ 39.49
2018	$ 32.59	(0.23)	8.20	7.97	—	—	—	—	$ 40.56
2017	$ 28.33	(0.24)	4.50	4.26	—	—	—	—	$ 32.59
CLASS R5 SHARES
2021	$ 52.30	(0.38)	7.98	7.60	—	(3.22)	—	(3.22)	$ 56.68
2020	$ 42.31	(0.16)	13.77	13.61	—	(3.62)	—	(3.62)	$ 52.30
2019	$ 43.29	(0.04)	(0.94)	(0.98)	—	—	—	—	$ 42.31
2018	$ 34.64	(0.08)	8.73	8.65	—	—	—	—	$ 43.29
2017	$ 29.98	(0.12)	4.78	4.66	—	—	—	—	$ 34.64

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	The Fund modified its strategy in December 2020 and due to the change, the Fund experienced a higher portfolio turnover from higher purchases and sales.
+	Based on weighted average shares outstanding.
See notes to financial statements.
126  |  Thornburg Equity Funds Annual Report

Financial Highlights, Continued
Small/Mid Cap Growth Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2021	(0.99)	1.16	1.31	14.69	161.43 (c)	$ 340,545
2020	(0.72)	1.33	1.33	34.37	43.82	$ 326,035
2019	(0.44)	1.35	1.35	(2.62)	40.69	$ 259,799
2018	(0.57)	1.34	1.34	24.55	54.98	$ 296,429
2017	(0.79)	1.40	1.40	15.02	72.03	$ 187,062
CLASS C SHARES
2021	(1.76)	1.94	2.09	13.80	161.43 (c)	$ 23,433
2020	(1.47)	2.09	2.09	33.38	43.82	$ 36,917
2019	(1.27)	2.18	2.18	(3.42)	40.69	$ 36,841
2018	(1.33)	2.14	2.14	23.50	54.98	$ 53,903
2017	(1.56)	2.16	2.16	14.18	72.03	$ 130,165
CLASS I SHARES
2021	(0.67)	0.84	1.04	15.04	161.43 (c)	$ 274,357
2020	(0.37)	0.99	1.06	34.84	43.82	$ 277,991
2019	(0.08)	0.99	1.05	(2.26)	40.69	$ 254,721
2018	(0.20)	0.99	1.05	24.98	54.98	$ 286,152
2017	(0.37)	0.99	1.05	15.53	72.03	$ 234,922
CLASS R3 SHARES
2021	(1.17)	1.35	1.79	14.45	161.43 (c)	$ 26,881
2020	(0.88)	1.50	1.71	34.17	43.82	$ 33,505
2019	(0.60)	1.50	1.80	(2.76)	40.69	$ 30,084
2018	(0.72)	1.50	1.80	24.33	54.98	$ 40,963
2017	(0.90)	1.50	1.84	14.95	72.03	$ 47,064
CLASS R4 SHARES
2021	(1.07)	1.25	2.17	14.56	161.43 (c)	$ 2,076
2020	(0.78)	1.40	2.00	34.28	43.82	$ 2,771
2019	(0.50)	1.40	1.91	(2.64)	40.69	$ 4,183
2018	(0.62)	1.40	1.97	24.46	54.98	$ 4,484
2017	(0.80)	1.40	2.00	15.04	72.03	$ 5,330
CLASS R5 SHARES
2021	(0.67)	0.84	1.31	15.04	161.43 (c)	$ 22,945
2020	(0.37)	0.99	1.26	34.83	43.82	$ 22,691
2019	(0.09)	0.99	1.39	(2.26)	40.69	$ 19,984
2018	(0.21)	0.99	1.33	24.97	54.98	$ 31,433
2017	(0.38)	0.99	1.34	15.54	72.03	$ 32,197
Thornburg Equity Funds Annual Report  |  127

Report of Independent Registered Public Accounting Firm
Thornburg Equity Funds
To the Board of Trustees of Thornburg Investment Trust and Shareholders of Thornburg Investment Income Builder Fund, Thornburg Summit Fund, Thornburg Global Opportunities Fund, Thornburg International Equity Fund, Thornburg Better World International Fund, Thornburg International Growth Fund, Thornburg Developing World Fund, Thornburg Small/Mid Cap Core Fund and Thornburg Small/Mid Cap Growth Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Thornburg Investment Income Builder Fund, Thornburg Summit Fund, Thornburg Global Opportunities Fund, Thornburg International Equity (formerly known as Thornburg International Value Fund), Thornburg Better World International Fund, Thornburg International Growth Fund, Thornburg Developing World Fund, Thornburg Small/Mid Cap Core Fund (formerly known as Thornburg Value Fund), and Thornburg Small/Mid Cap Growth Fund (formerly known as Thornburg Core Growth Fund) (nine of the funds constituting Thornburg Investment Trust, hereafter collectively referred to as the "Funds") as of September 30, 2021, the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021, and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, agent banks, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
November 24, 2021
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
128  |   Thornburg Equity Funds Annual Report

Expense Example
September 30, 2021 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C and Class C2 shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2021, and held until September 30, 2021.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, April 1, 2021 and held through September 30, 2021.
	Actual		Hypothetical *
	Ending Account Value 9/30/21	Expenses Paid During Period 4/1/21-9/30/21	Ending Account Value 9/30/21	Expenses Paid During Period† 4/1/21-9/30/21	Annualized Expense Ratio‡
INCOME BUILDER FUND
CLASS A SHARES	$1,023.87	$ 6.95	$1,018.20	$ 6.93	1.37%
CLASS C SHARES	$1,019.91	$10.99	$1,014.19	$10.96	2.17%
CLASS I SHARES	$1,025.19	$ 5.64	$1,019.50	$ 5.62	1.11%
CLASS R3 SHARES	$1,021.95	$ 8.87	$1,016.29	$ 8.85	1.75%
CLASS R4 SHARES	$1,022.91	$ 8.37	$1,016.80	$ 8.34	1.65%
CLASS R5 SHARES	$1,025.00	$ 6.35	$1,018.80	$ 6.33	1.25%
CLASS R6 SHARES	$1,025.97	$ 5.33	$1,019.80	$ 5.32	1.05%
SUMMIT FUND
CLASS I SHARES	$1,053.21	$ 5.10	$1,020.10	$ 5.01	0.99%
GLOBAL OPPORTUNITIES FUND
CLASS A SHARES	$1,036.10	$ 6.48	$1,018.70	$ 6.43	1.27%
CLASS C SHARES	$1,032.04	$10.24	$1,014.99	$10.15	2.01%
CLASS I SHARES	$1,037.57	$ 5.06	$1,020.10	$ 5.01	0.99%
CLASS R3 SHARES	$1,034.65	$ 7.65	$1,017.55	$ 7.59	1.50%
CLASS R4 SHARES	$1,035.29	$ 7.14	$1,018.05	$ 7.08	1.40%
CLASS R5 SHARES	$1,037.53	$ 5.06	$1,020.10	$ 5.01	0.99%
CLASS R6 SHARES	$1,038.23	$ 4.34	$1,020.81	$ 4.31	0.85%
Thornburg Equity Funds Annual Report  |  129

Expense Example, Continued
September 30, 2021 (Unaudited)
	Actual		Hypothetical *
	Ending Account Value 9/30/21	Expenses Paid During Period 4/1/21-9/30/21	Ending Account Value 9/30/21	Expenses Paid During Period† 4/1/21-9/30/21	Annualized Expense Ratio‡
INTERNATIONAL EQUITY FUND
CLASS A SHARES	$ 998.96	$ 9.87	$1,015.19	$ 9.95	1.97%
CLASS C SHARES	$ 996.05	$12.86	$1,012.18	$12.96	2.57%
CLASS I SHARES	$1,001.00	$ 7.62	$1,017.45	$ 7.69	1.52%
CLASS R3 SHARES	$ 998.27	$10.22	$1,014.84	$10.30	2.04%
CLASS R4 SHARES	$ 999.66	$ 9.22	$1,015.84	$ 9.30	1.84%
CLASS R5 SHARES	$1,000.66	$ 7.82	$1,017.25	$ 7.89	1.56%
CLASS R6 SHARES	$1,001.68	$ 6.77	$1,018.30	$ 6.83	1.35%
BETTER WORLD INTERNATIONAL FUND
CLASS A SHARES	$1,101.64	$ 8.06	$1,017.40	$ 7.74	1.53%
CLASS C SHARES	$1,096.77	$12.51	$1,013.14	$12.01	2.38%
CLASS I SHARES	$1,104.26	$ 5.75	$1,019.60	$ 5.52	1.09%
INTERNATIONAL GROWTH FUND
CLASS A SHARES	$1,002.98	$ 6.43	$1,018.65	$ 6.48	1.28%
CLASS C SHARES	$ 998.92	$10.37	$1,014.69	$10.45	2.07%
CLASS I SHARES	$1,004.16	$ 5.12	$1,019.95	$ 5.16	1.02%
CLASS R3 SHARES	$1,001.67	$ 7.63	$1,017.45	$ 7.69	1.52%
CLASS R4 SHARES	$1,002.00	$ 7.13	$1,017.95	$ 7.18	1.42%
CLASS R5 SHARES	$1,004.15	$ 5.07	$1,020.00	$ 5.11	1.01%
CLASS R6 SHARES	$1,004.77	$ 4.52	$1,020.56	$ 4.56	0.90%
DEVELOPING WORLD FUND
CLASS A SHARES	$ 974.91	$ 7.13	$1,017.85	$ 7.28	1.44%
CLASS C SHARES	$ 971.53	$10.77	$1,014.14	$11.01	2.18%
CLASS I SHARES	$ 976.81	$ 5.40	$1,019.60	$ 5.52	1.09%
CLASS R5 SHARES	$ 976.39	$ 5.40	$1,019.60	$ 5.52	1.09%
CLASS R6 SHARES	$ 977.18	$ 4.91	$1,020.10	$ 5.01	0.99%
SMALL/MID CAP CORE FUND
CLASS A SHARES	$1,050.82	$ 6.17	$1,019.05	$ 6.07	1.20%
CLASS C SHARES	$1,046.58	$10.31	$1,014.99	$10.15	2.01%
CLASS I SHARES	$1,052.41	$ 4.53	$1,020.66	$ 4.46	0.88%
CLASS R3 SHARES	$1,050.52	$ 6.37	$1,018.85	$ 6.28	1.24%
CLASS R4 SHARES	$1,051.11	$ 5.86	$1,019.35	$ 5.77	1.14%
CLASS R5 SHARES	$1,052.38	$ 4.53	$1,020.66	$ 4.46	0.88%
SMALL/MID CAP GROWTH FUND
CLASS A SHARES	$1,052.33	$ 6.02	$1,019.20	$ 5.92	1.17%
CLASS C SHARES	$1,048.14	$ 9.96	$1,015.34	$ 9.80	1.94%
CLASS I SHARES	$1,053.85	$ 4.32	$1,020.86	$ 4.26	0.84%
CLASS R3 SHARES	$1,051.23	$ 6.94	$1,018.30	$ 6.83	1.35%
CLASS R4 SHARES	$1,051.50	$ 6.43	$1,018.80	$ 6.33	1.25%
CLASS R5 SHARES	$1,053.72	$ 4.32	$1,020.86	$ 4.26	0.84%

*	Hypothetical assumes a rate of return of 5% per year before expenses.
†	Expenses are equal to the annualized expense ratio for each class multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
‡	The ratio may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the annualized expense ratio for each Fund for the period from 4/1/2021 to 9/30/2021 would be:

	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
INCOME BUILDER FUND	1.25%	2.04%	0.99%	1.63%	1.53%	1.12%	0.93%
INTERNATIONAL EQUITY FUND	1.70%	2.34%	1.31%	1.82%	1.61%	1.34%	1.13%
INTERNATIONAL GROWTH FUND	1.27%	2.06%	1.00%	1.50%	1.40%	0.99%	0.89%
DEVELOPING WORLD FUND	1.43%	2.18%	1.09%			1.09%	0.99%
SMALL/MID CAP CORE FUND	1.18%	1.99%	0.86%	1.22%	1.12%	0.86%
130  |   Thornburg Equity Funds Annual Report

Other Information
September 30, 2021 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2021, taxable ordinary income dividends and long term capital gain dividends paid by the Funds for federal income tax purposes are as follows:
	TAXABLE ORDINARY	LONG TERM CAPITAL GAIN
Income Builder Fund	$539,387,037	$ —
Summit Fund	2,727,215	404,336
Global Opportunities Fund	20,681,538	53,798,774
International Equity Fund	61,041,295	107,049,301
Better World International Fund	467,138	1,835,141
International Growth Fund	18,415,108	15,694,979
Developing World Fund	1,419,801	—
Small/Mid Cap Core Fund	—	10,008,490
Small/Mid Cap Growth Fund	7,599,747	37,224,375
For the tax year ended September 30, 2021, the dividend ratio (or the maximum allowed) paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003 and the ordinary income distributions ratio (or the maximum allowed) paid as qualified for the corporate dividend received deduction are as follows:
	QUALIFIED DIVIDEND INCOME	DIVIDENDS RECEIVED DEDUCTION
Income Builder Fund	71.67%	15.66%
Summit Fund	8.87	4.17
Global Opportunities Fund	62.82	21.15
International Equity Fund	75.69	4.01
Better World International Fund	61.42	1.17
International Growth Fund	85.25	6.48
Developing World Fund	99.99	—
Small/Mid Cap Growth Fund	45.44	42.07
For the year ended September 30, 2021, foreign source income and foreign tax credit to be passed through to shareholders are as follows:
	FOREIGN SOURCE INCOME	FOREIGN TAX CREDIT
Global Opportunities Fund	$ 24,600,801	$ 1,112,370
Better World International Fund	3,792,204	388,291
International Growth Fund	20,510,858	146,542
Developing World Fund	18,902,154	7,628,980
The information and the distributions reported herein may differ from information and distributions reported to the shareholders for the calendar year ending December 31, 2021. Complete information will be reported in conjunction with your 2021 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Funds’ Forms N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public
Thornburg Equity Funds Annual Report  |  131

Other Information, Continued
September 30, 2021 (Unaudited)
Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to each of the Funds pursuant to an investment advisory agreement (the “Agreement”). The Board of Trustees (the “Trustees”) consider the renewal of the Agreement annually, and most recently determined to renew the Agreement on September 14, 2021.
Planning for their recent consideration of the Agreement’s renewal, those Trustees who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “independent Trustees”), met in May 2021 to consider aspects of their annual evaluation of the Advisor’s service to the Funds and to each other series of the Trust, to plan the annual evaluation of the Advisor’s performance, and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2021 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in independent session in September 2021 with representatives of a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Funds and the Funds’ fee and expense levels, investment performance, and other information presented for the Funds, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of the Advisor to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September 2021 for that purpose, and the independent Trustees thereafter met again in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the Agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the Agreement, and the independent Trustees voted unanimously at that meeting to renew the Agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the Agreement. In determining to renew the Agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent, and Quality of Services. The Trustees considered in their evaluation of the Agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, administration, operations, and compliance staffs. The Trustees also considered in this evaluation the presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the Agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent, and quality of services provided by the Advisor under the Agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent, and quality of the services rendered to the Funds by the Advisor included: (1) reports from portfolio managers throughout the year demonstrating that the Funds were managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Funds remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Funds’ strategies in varying environments, managers’ cognizance of, and strategies to pursue, the Funds’ objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Funds’ portfolios and management of the Funds’ liquidity requirements; (3) each Fund’s achievement of its investment objectives over different periods of time; (4) presentations by, and interactions with, members of the Advisor’s fund administration, trading, operations, and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Funds, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and the Advisor’s own financial management and sufficiency of its resources; (7) steps taken by the Advisor to improve its investment management process, including the restructuring of the equity analyst team, the hiring of new investment personnel to support the investment management function, plans to add other investment personnel in the future, efforts to increase the diversity of backgrounds and experiences among its investment personnel, and the increased integration of risk management procedures and consideration of environmental, social, and governance factors into the investment process; (8) the measures employed by the Advisor’s personnel to achieve efficient trade execution for the Funds, including the evaluation and selection of firms to execute transactions for the Funds; and (9) steps taken by the Advisor to respond to challenges presented by the ongoing COVID-19 pandemic, including steps taken to facilitate continued collaboration among the Advisor’s personnel notwithstanding the fact that most personnel have been working remotely. As in past years, the Trustees noted
132  |   Thornburg Equity Funds Annual Report

Other Information, Continued
September 30, 2021 (Unaudited)
particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Funds, responsiveness to the Trustees, and other factors and circumstances.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Funds’ investments continued to conform to the Funds’ stated objectives and policies, and that the nature, extent, and quality of the services provided to the Funds by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of each Fund’s investment performance the written and oral reports and investment and market analyses they had received from the Advisor’s portfolio management personnel throughout the year. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of each Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and written and oral commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market, and economic conditions; (3) performance data for the ten most recent calendar years (or lesser number of years for each Fund having fewer calendar years of operations), comparing the Fund’s annual investment returns to a category of funds selected by an independent mutual fund analyst firm, to one or more broad-based securities indices, and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, since inception and, if applicable, three-, five-, and ten-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to mutual fund categories selected by independent mutual fund analyst firms, to one or more broad-based securities indices, and to the applicable Morningstar category of funds, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified risk and performance metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) information respecting the Fund’s cash flows; (7) the analysis and observations of an independent mutual fund analyst firm respecting the Fund’s investment performance relative to a category of funds selected by that firm; (8) comparison of the Fund’s annualized return to the Fund’s benchmark index or indices over various periods since the Fund’s inception; and (9) various risk and return statistics. The Trustees noted their understanding that strategies pursued for a Fund may produce intermittent lower relative performance, that such Funds have in the past returned to favor as conditions changed or the strategies of those Funds gained traction, and the Advisor has in general been successful in remediating lower relative performance of Funds in cases where execution of investment strategies had contributed to lower performance. The Trustees also noted in their evaluations that to the extent pertinent they attach additional significance to the performance of each Fund from the perspective of longer-term shareholders.
Further detail considered by the Trustees with respect to the investment performance of each Fund is set forth below:
•	Thornburg Investment Income Builder Fund – the Trustees considered that the Fund outperformed its Morningstar category over the three-, five-, and ten-year periods, outperformed both its benchmark index and its Morningstar category over the year-to-date and one-year periods, and outperformed its benchmark index since the Fund’s inception. The Trustees considered that the Fund’s performance has compared favorably to peer funds over most periods and that, consistent with its primary investment objective, the Fund has continued to successfully generate current income for the Fund’s shareholders. The Trustees also considered the recent improvement in the Fund’s investment performance notwithstanding market conditions that have disfavored income-producing stocks.
•	Thornburg Summit Fund – the Trustees considered that the Fund outperformed its benchmark index and its Morningstar category for all periods since the Fund’s inception, and ranked in the first quartile of a selected peer group of funds for the year-to-date and one-year periods. The Trustees also considered the positive contribution of the Advisor’s security selection to the Fund’s investment performance and the Advisor’s success in achieving the Fund’s investment objective of growing real wealth over time.
•	Thornburg Global Opportunities Fund – the Trustees considered that the Fund outperformed its benchmark index and its Morningstar category for the year-to-date, one- and ten-year periods, outperformed its benchmark index since the Fund’s inception, and outperformed its Morningstar category over the three- and five-year periods while only narrowly underperforming its benchmark index over those periods. The Trustees considered that the Fund’s investment performance ranked in the first or second quartile of a selected peer group of funds over the year-to-date, one-, three-, five-, and ten-year periods.
•	Thornburg International Equity Fund – the Trustees considered that the Fund outperformed its benchmark index, its Morningstar category, and another broad-based securities market index for the one-, three-, five-, and ten-year periods, and outperformed its benchmark index and the other broad-based securities market index since the Fund’s inception. The Trustees also considered that the Fund’s investment performance ranked in the first or second quartile of a selected peer group of funds for the one-, three, five, and ten-year periods.
•	Thornburg Better World International Fund – the Trustees considered that the Fund outperformed its benchmark index and its Morningstar category for the year-to-date, one- and three-year periods, with performance versus the Morningstar category falling in the top percentile in each of those periods, and the Fund has outperformed its benchmark index since the Fund’s inception. The Trustees also
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Other Information, Continued
September 30, 2021 (Unaudited)
considered that the Fund’s investment performance ranked in the first quartile of a selected peer group of funds for all periods since the Fund’s inception.
•	Thornburg International Growth Fund – the Trustees considered that the Fund outperformed its benchmark index and its Morningstar category for the five- and ten-year periods and outperformed its benchmark index since the Fund’s inception. While the Fund underperformed its benchmark index and its Morningstar category in more recent periods, the Trustees considered that the Fund’s performance was positive in each of those periods. The Trustees also considered that the Fund’s investment performance ranked in the first or second quartile of a selected peer group of funds for the five- and ten-year periods.
•	Thornburg Developing World Fund – the Trustees considered that the Fund outperformed its benchmark index and its Morningstar category for the one-, three-, five- and ten-year periods, and outperformed its benchmark index since the Fund’s inception. The Trustees also considered that the Fund’s investment performance ranked in the first or second quartile of a selected peer group of funds for the one-, three-, five, and ten-year periods.
•	Thornburg Small/Mid Cap Core Fund – the Trustees considered that, because of the changes to the Fund’s principal investment strategies which took effect in late 2020, most of the Fund’s prior performance data were not representative of the Fund’s current investment strategies. The Trustees noted that the Fund has outperformed its current and projected new Morningstar category over the one-year period and ranked in the second quartile of a selected group of funds over that period. The Trustees also considered explanations from the Advisor for the Fund’s underperformance compared to its benchmark index and its current and projected new Morningstar category since the Fund changed its principal investment strategies, and steps the Advisor has taken to reposition the Fund’s portfolio and improve its investment performance going forward.
•	Thornburg Small/Mid Cap Growth Fund – the Trustees considered that, because of the changes to the Fund’s principal investment strategies which took effect in late 2020, most of the Fund’s prior performance data were not representative of the Fund’s current investment strategies. The Trustees also considered explanations from the Advisor for the Fund’s underperformance compared to its benchmark index and its current and projected new Morningstar category since the Fund changed its principal investment strategies, and steps the Advisor has taken to reposition the Fund’s portfolio and improve its investment performance going forward.
Based upon their consideration of this and other information, the Trustees concluded that the Funds’ absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of the Funds’ objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Funds’ fee and expense levels. This information included comparisons of each Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for a representative share class of each Fund to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. In evaluating comparative fee and expense data, the Trustees considered whether the advisory fees charged to each Fund were at least generally comparable to the comparatives presented, and whether those advisory fees and overall Fund expense levels were within the range of figures established for the selected peer groups.
Further detail considered by the Trustees with respect to the comparison of the fee and expense levels of each Fund is set forth below:
•	Thornburg Investment Income Builder Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was comparable to the median and lower than the average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was lower than the median level for the peer group, and that the total expense level of one representative share class of the Fund was comparable to the total expense levels of other funds in the peer group.
•	Thornburg Summit Fund – Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for the Fund’s one share class was higher than the median and lower than the average levels charged to funds in the applicable Morningstar category. Peer group data showed that the Fund’s advisory fee was lower than the median level for the peer group, and that the Fund’s total expense level, after fee waivers and expense reimbursements, was comparable to the total expense levels of other funds in the peer group.
•	Thornburg Global Opportunities Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than, but comparable to, the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the median level for the peer group but within the
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Other Information, Continued
September 30, 2021 (Unaudited)
range of advisory fees paid by funds in the peer group, and that the total expense level of one representative share class of the Fund was comparable to the total expense levels of other funds in the peer group.
•	Thornburg International Equity Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than, but comparable to, the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was slightly higher than the median level for the peer group but within the range of advisory fees paid by funds in the peer group, and that the total expense level of one representative share class of the Fund was comparable to the total expense levels of other funds in the peer group.
•	Thornburg Better World International Fund – Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category but within the range of total expenses for that category, and that the level of total expense for a second share class was higher than the median and lower than the average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the median level for the peer group but within the range of advisory fees paid by funds in the peer group, and that the total expense level of one representative share class, after fee waivers and expense reimbursements, was comparable to the total expense levels of other funds in the peer group.
•	Thornburg International Growth Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category but within the range of total expenses for that category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the median level for the peer group but within the range of advisory fees paid by funds in the peer group, and that the total expense level of one representative share class was comparable to the total expense levels of other funds in the peer group.
•	Thornburg Developing World Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category but within the range of total expenses for that category, and that, after fee waivers and expense reimbursements, the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was equal to the median level for the peer group, and that the total expense level of one representative share class, after fee waivers and expense reimbursements, was lower than the median total expense level of other funds in the peer group.
•	Thornburg Small/Mid Cap Core Fund – In considering the fees and expenses of the Fund, the Trustees compared the Fund’s fees and expenses to a Morningstar category and a peer group that reflects the Fund’s current investment strategies. Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was comparable to the median and average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the median level for the peer group but within the range of advisory fees paid by funds in the peer group, and that the total expense level of one representative share class, after fee waivers and expense reimbursements, was lower than the median total expense level of other funds in the peer group.
•	Thornburg Small/Mid Cap Growth Fund – In considering the fees and expenses of the Fund, the Trustees compared the Fund’s fees and expenses to a Morningstar category and a peer group that reflects the Fund’s current investment strategies. Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category but within the range of total expenses for that category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the median level for the peer group but within the range of advisory fees paid by funds in the peer group, and that the total expense level of one representative share class, after fee waivers and expense reimbursements, was lower than the median total expense level of other funds in the peer group.
The Trustees did not find any of the differences between the Funds’ fee and expense data and the comparable fee and expense data significant in view of their findings and conclusions respecting the other factors considered, including the quality of services provided by the Advisor to each Fund.
The Trustees also noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including the Advisor’s sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, the differences between the mutual funds as to which the Advisor is a sub-advisor and the Funds, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees also considered information relating to the advisory fees charged by the Advisor to a
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Other Information, Continued
September 30, 2021 (Unaudited)
new closed-end fund for which the Advisor is the sponsor. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by the Advisor or by other investment advisors to different types of clients had limited relevance to the evaluation of the fee rates charged by the Advisor to the Funds.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Funds, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with data respecting the profitability of a selection of other investment management firms. The Trustees noted that the comparability of the Advisor’s estimated profitability to the publicly disclosed information about the profitability of other investment management firms is limited due to the nature of those firms and other factors. The Trustees considered information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that the Advisor’s profits are an important element in the compensation of employees who work for the benefit of the Funds and their shareholders. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Funds, and maintain or improve service levels for the Funds notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by each Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to each Fund, comparisons of the fee breakpoint structure for each Fund with breakpoint structures (or the absence of such structures) for other funds in one or more peer groups selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses for certain Funds and share classes, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its electronic and information technology systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Funds’ advisory fee breakpoint structures are reasonable in relation to the structures observed in the other funds in their respective peer groups, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for each Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Funds, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Funds and the Advisor of the Advisor’s expansion of its staffing, compliance, and systems capabilities and other resources to serve a broader variety of investment management clients. The Trustees also considered how the establishment of additional investment products by the Advisor, including a new closed-end fund sponsored by the Advisor, may benefit the Funds. No unusual or unfair benefits to the Advisor from its relationship to the Funds were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent, and quality of the Advisor’s services performed under the Agreement remained sufficient, the Advisor had continued to actively and competently pursue the Funds’ stated investment objectives and adhere to the Funds’ investment policies, and that the absolute and relative investment performance of the Funds over pertinent holding periods on the whole was satisfactory in the context of the Funds’ objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to each Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent, and quality of those services, the investment performance of each such Fund after fees and expenses, the clear disclosure of fees and expenses in the Funds’ prospectuses, comparisons of fees and expenses charged to each Fund to fees and expenses charged to other mutual funds, and the other factors and relevant circumstances considered. The Trustees accordingly determined to renew the Agreement for an additional term of one year for each of the Funds.
136  |  Thornburg Equity Funds Annual Report

Trustees and Officers
September 30, 2021 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 75 Trustee Since 1984, Chairman of Trustees(4)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 66 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee(5)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager, and until 2019 Chief Investment Officer, and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(3)
Sally Corning, 60 Trustee since 2012, Chair of the Audit Committee and Member of Governance & Nominating Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 72 Trustee since 2004, Member of Audit Committee and Operations Risk Oversight Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 58 Trustee since 2015, Chair of Governance & Nominating Committee and Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 57 Trustee since 2019, Member of Audit Committee	President of Talamantes Strategies, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 67 Trustee since 2004, Lead Independent Trustee, Member of Audit Committee and Governance & Nominating Committee	President of Dirks, Van Essen & April, Santa Fe, New Mexico (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 62 Trustee since 1996, Chair of Operations Risk Oversight Committee, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing and design company).	None
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Trustees and Officers, Continued
September 30, 2021 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)
Nimish Bhatt, 58 Chief Financial Officer since 2019, Treasurer 2016-2019, Secretary 2018-2019(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016, and Secretary of Thornburg Securities Corporation since 2018; Interested Trustee for Thornburg Income Builder Opportunities Trust since 2020; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011- 2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 47 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Randy Dry, 47 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
John Hackett, 55 Vice President since 2020	Chief Marketing Officer, Thornburg Investment Management, Inc. (since 2020); Global Head of Product Marketing, Northern Trust Asset Management (2016-2020); Principal and Head of Marketing and Business Development, The Townsend Group (2013-2016).	Not applicable
Curtis Holloway, 54 Treasurer since 2019(6)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 41 Vice President since 2014	Head of Investments since 2019, and Portfolio Manager and Managing Director since 2013, of Thornburg Investment Management, Inc.; Interested Trustee for Thornburg Income Builder Opportunities Trust since 2020.	Not applicable
Jeff Klingelhofer, 40 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012-2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 50, Assistant Treasurer since 2020; Vice President 2017-2020	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014-2017); Vice President, Citi Fund Services, Inc. (2007-2014)	Not applicable
Natasha Rippel, 39 Secretary since 2021(6)	Director of Fund Operations since 2021, Supervisor of Fund Operations (2017-2021), and Senior Associate of Fund Operations (2015-2017) of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 54 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 21 separate investment “Funds” or “series.” Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 21 Funds of the Trust. Each Trustee oversees the 21 Funds of the Trust.
(3)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(4)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 21 active Funds of the Trust and 1 active closed-end Fund, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(6)	The Trust’s president, chief financial officer, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
138  |   Thornburg Equity Funds Annual Report

Trustees’ Statement to Shareholders (Unaudited)
Revised and Readopted September 14, 2021
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
[This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200 or by visiting www.thornburg.com/download. Please read the prospectus carefully before investing.]
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
Thornburg Equity Funds Annual Report  |  139

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $46.2 billion (as of September 30, 2021) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The funds outlined in this report are some of the many equity and fixed-income products available from Thornburg Investment Management.
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Income Builder Opportunities Trust
■	Thornburg Summit Fund
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
U.S. EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
TAXABLE FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider each Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
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To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH4627

Annual Report
September 30, 2021
Thornburg Taxable Fixed Income Funds
Thornburg Limited Term U.S. Government Fund
Thornburg Limited Term Income Fund
Thornburg Ultra Short Income Fund
Thornburg Strategic Income Fund

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Fixed Income Funds
Annual Report  |  September 30, 2021
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. This effect is more pronounced for longer-term bonds. Unlike bonds, bond funds have ongoing fees and expenses. Investments in lower rated and unrated bonds may be more sensitive to default, downgrades, and market volatility; these investments may also be less liquid than higher rated bonds. Investments in derivatives are subject to the risks associated with the securities or other assets underlying the pool of securities, including illiquidity and difficulty in valuation. Investments in equity securities are subject to additional risks, such as greater market fluctuations. Additional risks may be associated with investments outside the United States, especially in emerging markets, including currency fluctuations, illiquidity, volatility, and political and economic risks. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Thornburg Fixed Income Funds Annual Report  |  3

Letter to Shareholders
September 30, 2021 (Unaudited)
Dear Shareholder:
In the last several shareholder letters we have pointed out the disconnect between the on-the-ground reality of everyday life and the market dynamic playing out in your portfolios. In 2020 we endured real personal and professional challenges, and in turning the calendar on 2021 there was a palpable sense of relief and optimism. Perhaps where we are today, looking forward to the rest of 2021 and beyond, we are left with a better and more practical sense of reality. We know that any prior timeline for a back to “normal” is either untenable or indefinite. We are coming to grips with the fact that the world has changed in innumerable ways, both large and small. Most importantly, we have adapted to be able to continue to push forward and deliver.
At Thornburg Investment Management, you, our clients, are the constituency on whom we are most focused, and the volatility over the last several years has been an opportunity to execute on the promise of the firm’s platform, investment process and portfolios. Looking forward, valuations across asset classes are high and therefore vulnerable to their own high expectations as well as exogenous shocks. The global policymakers, particularly central banks, are just beginning to grapple with the second and third order effects of the extraordinary actions they took (and in many cases continue to take) over the past 18 months. At Thornburg, we see the importance of ever-lower rates and accommodative policy both for the robustness of the post-pandemic recovery as well as for the now ensuing excess of demand over supply in both goods and labor. While this may, or may not, be transitory, the effect of massive stimulus, as well as its potential withdrawal, are hard to overemphasize. While the past can be a guide to some of the outcomes that can occur, there are no clearly trodden pathways for what will occur. As market participants, we will have to navigate out of record low nominal and real global interest rates, close to record high equity prices, and a voracious appetite for less liquid investments and vehicles (including special purpose acquisition companies (SPACs), pre-IPO equity, private debt, and the like).
In this environment, just as in other volatile periods throughout Thornburg’s four-decade history, we will rely on our unsiloed, global approach to markets and investments that continues to drive our long-term investment excellence. More and more, the interconnectedness of markets and capital demands an equally interconnected approach to analysis and execution. We’re proud of the value that we’ve been able to provide to you through this collaborative and informed perspective and look forward to more opportunities like the past 18 months to help you with your financial goals.
The story of Thornburg has been one of consistent and deliberate evolution to meet your needs. This year we are on track to complete the integration of Environmental, Social, and Governance (ESG) considerations across our entire product set. We specifically rejected an approach which was separate from our pre-existing and successful investment process, as we believe that the integral incorporation of ESG factors directly into our analysis is consistent with our proven framework of examining risk and reward for individual assets, in portfolios, and across asset classes and Thornburg as whole.
Many firms have good products, but we believe that our firm’s approach is our differentiator: we evaluate individual opportunities for each portfolio with a clear understanding of the bigger picture of what you expect from us. This is what underlies the excellent long-term outcomes we’ve been able to achieve. It is our understanding of and participation in the interconnectedness of markets that is our core competency: we’re built to deliver on the promise of active management.
Thank you so much for your time and your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Thornburg Fixed Income Funds Annual Report

Thornburg Limited Term U.S. Government Fund

Investment Goal and Fund Overview
The primary goal of Limited Term U.S. Government Fund is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share price compared to longer term portfolios.
The Fund is an actively managed portfolio of short/intermediate term debt obligations with a dollar-weighted average maturity of normally less than five years. The Fund generally invests at least 80% of its net assets in debt obligations issued or guaranteed by the U.S. Government, its agencies, instrumentalities, or sponsored entities.
Performance drivers and detractors for the reporting period ended September 30, 2021
» The Fund’s Class I shares returned -0.96% for the 12-month period ended 9/30/2021, outperforming the Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged, which returned -1.33% over the period.
» The Fund’s relatively shorter portfolio duration versus its index proved to be a contributor to the Fund’s performance in a rising interest rate environment. During the 12-month period, five- and ten-year Treasury yields rose by 69 and 80 basis points (bps), respectively.
» The Fund’s allocation to mortgage-backed securities (MBS) proved to be a slight contributor during the period, while the Fund’s exposure to collateralized mortgage obligations (CMO) was a slight detractor during the period.
Performance Summary
September 30, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 11/16/87)
Without sales charge	-1.22%	2.48%	1.23%	1.14%	4.43%
With sales charge	-3.45%	1.97%	0.93%	0.99%	4.38%
Class C Shares (Incep: 9/1/94)
Without sales charge	-1.65%	2.11%	0.89%	0.83%	3.34%
With sales charge	-2.14%	2.11%	0.89%	0.83%	3.34%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	-1.58%	-	-	-	-1.58%
With sales charge	-2.21%	-	-	-	-2.21%
Class I Shares (Incep: 7/5/96)	-0.96%	2.76%	1.51%	1.45%	3.82%
Class R3 Shares (Incep: 7/1/03)	-1.41%	2.34%	1.13%	1.05%	2.20%
Class R4 Shares (Incep: 2/1/14)	-1.34%	2.34%	1.13%	-	1.21%
Class R5 Shares (Incep: 5/1/12)	-1.02%	2.70%	1.46%	-	1.35%
Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged ( Since 11/16/87)	-1.33%	3.98%	1.99%	1.81%	5.17%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include 0.50% and 0.65% CDSC respectively, for the first year only. There is no sales charge for Class I, Class R3, Class R4 and Class R5 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before waivers and expense reimbursements are as follows: A shares, 0.89%; C shares, 1.16%; C2 shares, 1.39%; I shares, 0.60%; R3 shares, 1.29%; R4 shares, 1.60%; R5 shares, 2.12%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Fixed Income Funds Annual Report  |  5

Thornburg Limited Term Income Fund

Investment Goal and Fund Overview
The primary goal of Limited Term Income Fund is to provide as high a level of current income as is consistent, in the view of the Fund’s investment advisor, with safety of capital. As a secondary goal, the Fund seeks to reduce changes in its share prices compared to longer term portfolios.
The Fund is an actively managed portfolio of short/intermediate term debt obligations with a dollar-weighted average maturity of normally less than five years. The Fund invests in debt obligations which are investment grade at the time of purchase, and will invest at least 65% of its net assets in (i) obligations of the U.S. government, its agencies and instrumentalities, and (ii) debt obligations rated at the time of purchase in one of the three highest principal long term rating categories of S&P Global Ratings or Moody’s Investors Services, Inc, or the equivalent three highest short term ratings of those ratings agencies, or, if no credit rating is available, judged to be of comparable quality as determined by Thornburg.
Performance drivers and detractors for the reporting period ended September 30, 2021
» The Fund’s Class I shares returned 0.53% for the twelve-month period ended 9/30/2021, outperforming the Bloomberg Intermediate U.S. Government/Credit Total Return Index Value Unhedged, which returned -0.40% over the period.
» The Fund’s relatively shorter portfolio duration versus its index proved to be a contributor to the Fund’s performance in a rising interest rate environment. During the 12-month period, five- and ten-year Treasury yields rose by 69 and 80 basis points (bps), respectively.
» The Fund’s relative performance during the period was significantly positively affected by the Fund’s exposure to asset-backed securities (ABS) and corporate bonds. In this environment, those types of spread sectors generally outperformed U.S. Treasuries and were aided by an improving economic backdrop, COVID-driven fiscal stimulus, and continued monetary support in the form of bond market purchases by the Federal Reserve.
Performance Summary
September 30, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LIMITED TERM INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 10/1/92)
Without sales charge	0.33%	4.34%	2.87%	3.02%	4.74%
With sales charge	-1.96%	3.82%	2.55%	2.87%	4.68%
Class C Shares (Incep: 9/1/94)
Without sales charge	0.11%	4.12%	2.65%	2.79%	4.42%
With sales charge	-0.38%	4.12%	2.65%	2.79%	4.42%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	-0.17%	-	-	-	-0.17%
With sales charge	-0.80%	-	-	-	-0.80%
Class I Shares (Incep: 7/5/96)	0.53%	4.64%	3.17%	3.36%	4.92%
Class R3 Shares (Incep: 7/1/03)	0.11%	4.12%	2.68%	2.88%	3.57%
Class R4 Shares (Incep: 2/1/14)	0.11%	4.13%	2.68%	-	2.58%
Class R5 Shares (Incep: 5/1/12)	0.61%	4.63%	3.12%	-	3.04%
Class R6 Shares (Incep: 4/10/17)	0.68%	4.71%	-	-	3.70%
Bloomberg U.S. Aggregate Bond Total Return Index Value USD (Since 10/1/92)	-0.90%	5.36%	2.94%	3.01%	5.21%
Bloomberg Intermediate U.S. Government/Credit Total Return Index Value Unhedged (Since 10/1/92)	-0.40%	4.63%	2.60%	2.52%	4.71%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include 0.50% and 0.65% CDSC respectively, for the first year only. There is no sales charge for Class I, Class R3, Class R4, Class R5 and Class R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before waivers and expense reimbursements are as follows: A shares, 0.77%; C shares, 1.00%; C2 shares, 1.17%; I shares, 0.51%; R3 shares, 1.02%; R4 shares, 1.32%; R5 shares, 0.64%; R6 shares, 0.46%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.49%; R3 shares, 0.99%; R4 shares, 0.99%; R5 shares, 0.49%; R6 shares 0.42%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
6  |   Thornburg Fixed Income Funds Annual Report

Thornburg Ultra Short Income Fund

Investment Goal and Fund Overview
The Ultra Short Income Fund seeks current income, consistent with preservation of capital.
The Fund is an actively managed portfolio of debt obligations, and under normal conditions at least 80% of the Fund’s net assets are invested in (i) debt obligations of the U.S. government, its agencies and instrumentalities, and (ii) debt obligations rated at the time of purchase in one of the four highest ratings of S&P Global Ratings (AAA, AA, A, or BBB) or Moody’s Investors Services, Inc. (Aaa, Aa, A, or Baa) or, if no credit rating is available, judged to be of comparable quality by Thornburg. The Fund seeks to reduce changes in its share value compared to longer duration fixed income portfolios by maintaining a portfolio of investments with a dollar-weighted average duration of normally no more than one half (0.5) of a year. The Fund’s investments are determined by individual security analysis.
Performance drivers and detractors for the reporting period ended September 30, 2021
» The Fund’s Class I shares returned 0.74% for the 12-month period ended 9/30/2021, outperforming the ICE BofAML U.S. Treasury Bill Index, which returned 0.07% over the period.
» The Fund’s positioning in shorter-maturity asset-backed securities (ABS) was additive to relative returns as the sector broadly outperformed U.S. Treasuries during the period. The ABS sector was supported by a strong consumer balance sheet, which has been buoyed by higher savings rates and a more prudent lending environment.
» The Fund’s duration and curve positioning proved to be neither a material contributor nor detractor over the period.
Performance Summary
September 30, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG ULTRA SHORT INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG ULTRA SHORT INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/30/13)
Without sales charge	0.54%	2.54%	1.88%	-	1.68%
With sales charge	-1.73%	2.02%	1.57%	-	1.48%
Class I Shares (Incep: 12/30/13)	0.74%	2.75%	2.08%	-	1.86%
ICE BofAML U.S. Treasury Bill Index (Since 12/30/13)	0.07%	1.24%	1.18%	-	0.81%
Bloomberg U.S. Aggregate 1-3 Year Total Return Index Value Unhedged USD (Since 12/30/13)	0.29%	2.78%	1.84%	-	1.60%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.84%; I shares, 1.06%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, resulting in net expense ratios of the following: A shares, 0.50%; I shares, 0.30%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
Thornburg Fixed Income Funds Annual Report  |  7

Thornburg Strategic Income Fund

Investment Goal and Fund Overview
Strategic Income Fund’s primary investment goal is to seek a high level of current income. The Fund’s secondary investment goal is some long-term capital appreciation.
The Fund is a global, income-oriented portfolio with a flexible mandate focused on paying an attractive, sustainable yield. The portfolio invests in a broad range of income-producing securities, primarily debt obligations
Performance drivers and detractors for the reporting period ended September 30, 2021
» The Fund’s Class I shares returned 5.74% for the 12-month period ended 9/30/2021, significantly outperforming the Bloomberg U.S. Universal Total Return Index Value Unhedged, which returned 0.20% over the period.
» The Fund’s relatively shorter portfolio duration versus its index proved to be a contributor to the Fund’s performance in a rising interest rate environment. During the 12-month period, five- and ten-year Treasury yields rose by 69 and 80 basis points (bps), respectively.
» The Fund’s relative performance during the period was significantly positively affected by the Fund’s security selection within the asset-backed securities (ABS) market, as well as by an overweight to corporate bonds. In this environment, those types of spread sectors generally outperformed U.S. Treasuries and were aided by an improving economic backdrop, COVID-driven fiscal stimulus, and continued monetary support in the form of bond market purchases by the Federal Reserve.
Performance Summary
September 30, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG STRATEGIC INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG STRATEGIC INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 12/19/07)
Without sales charge	5.30%	5.76%	4.80%	5.24%	5.87%
With sales charge	0.54%	4.15%	3.85%	4.76%	5.52%
Class C Shares (Incep: 12/19/07)
Without sales charge	4.49%	4.98%	4.04%	4.58%	5.22%
With sales charge	3.49%	4.98%	4.04%	4.58%	5.22%
Class I Shares (Incep: 12/19/07)	5.74%	6.16%	5.19%	5.62%	6.23%
Class R3 Shares (Incep: 5/1/12)	5.06%	5.49%	4.61%	-	4.62%
Class R4 Shares (Incep: 2/1/14)	4.98%	5.49%	4.57%	-	3.99%
Class R5 Shares (Incep: 5/1/12)	5.74%	6.19%	5.21%	-	5.09%
Class R6 Shares (Incep: 4/10/17)	5.81%	6.25%	-	-	5.45%
Bloomberg U.S. Universal Total Return Index Value Unhedged (Since 12/19/07)	0.20%	5.57%	3.30%	3.46%	4.27%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 4.50%. Class C shares include a 1.00% CDSC for the first year only. There is no sales charge for Class I, Class R3, Class R4, Class R5 and Class R6 shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.13%; C shares, 1.88%; I shares, 0.88%; R3 shares, 2.53%; R4 shares, 2.70%; R5 shares, 1.00% and R6 shares, 0.88%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, resulting in net expense ratios of the following: A shares, 1.05%; C shares, 1.80%; I shares, 0.60%; R3 shares, 1.25%; R4 shares, 1.25%; R5 shares, 0.60% and R6 shares, 0.53%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
8  |   Thornburg Fixed Income Funds Annual Report

Glossary
September 30, 2021 (Unaudited)
The Bloomberg Intermediate U.S. Government/Credit Total Return Index Value Unhedged is an unmanaged, market-weighted index generally representative of intermediate government and investment-grade corporate debt securities having maturities from one up to ten years.
The Bloomberg U.S. Government Intermediate Total Return Index Value Unhedged is an unmanaged, market-weighted index generally representative of all public obligations of the U.S. Government, its agencies and instrumentalities having maturities from one up to ten years.
The Bloomberg U.S. Aggregate Bond Total Return Index Value USD is composed of approximately 8,000 publicly traded bonds including U.S. government, mortgage-backed, corporate and Yankee bonds. The index is weighted by the market value of the bonds included in the index.
The Bloomberg U.S. Aggregate 1-3 Year Total Return Index Value Unhedged USD measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market with maturities between 1 and 3 years, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.
The Bloomberg U.S. Universal Total Return Index Value Unhedged represents the union of the U.S. Aggregate Index, U.S. Corporate High-Yield, investment Grade 144A Index, Eurodollar Index, U.S. Emerging Markets Index, and the non-ERISA eligible portion of the CMBS Index. The index covers USD denominated, taxable bonds that are rated either investment-grade or below investment-grade.
The ICE BofAML U.S. Treasury Bill Index is an unmanaged index that measures returns of U.S. Treasury Bills.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Asset backed Security (ABS) – A security whose value and income payments are derived from and collateralized (or “backed”) by a specified pool of underlying assets. The pool of assets is typically a group of small and illiquid assets that are unable to be sold individually. Pooling the assets into financial instruments allows them to be sold to general investors, a process called securitization, and allows the risk of investing in the underlying assets to be diversified because each security will represent a fraction of the total value of the diverse pool of underlying assets.
Credit Spread/Quality Spread – The difference between the yields of securities with different credit qualities.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
High yield bonds may offer higher yields in return for more risk exposure.
U.S. Treasury securities, such as bills, notes and bonds, are negotiable debt obligations of the U.S. government. These debt obligations are backed by the “full faith and credit” of the government and issued at various schedules and maturities. Income from Treasury securities is exempt from state and local, but not federal, taxes.
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds. Investments in mortgage-backed securities (MBS) may bear additional risk.
Thornburg Fixed Income Funds Annual Report  |  9

Fund Summary
Thornburg Limited Term U.S. Government Fund  |  September 30, 2021 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	211
Effective Duration	3.1 Yrs
Average Maturity	3.8 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.16%
SEC Yield	0.63%
TYPES OF HOLDINGS
PORTFOLIO LADDER
5%	5%	6%	21%	26%	20%	3%	0%	2%	10%	1%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTUSX	885-215-103
Class C	LTUCX	885-215-830
Class C2	LTUQX	885-216-465
Class I	LTUIX	885-215-699
Class R3	LTURX	885-215-491
Class R4	LTUGX	885-216-747
Class R5	LTGRX	885-216-861
Class I, R3, R4, and R5 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

10  |  Thornburg Fixed Income Funds Annual Report

Fund Summary
Thornburg Limited Term Income Fund  |  September 30, 2021 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	796
Effective Duration	2.8 Yrs
Average Maturity	3.4 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.16%
SEC Yield	0.63%
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
8%	14%	13%	13%	14%	17%	7%	3%	4%	5%	2%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
THORNBURG LIMITED TERM INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THIFX	885-215-509
Class C	THICX	885-215-764
Class C2	THIQX	885-216-424
Class I	THIIX	885-215-681
Class R3	THIRX	885-215-483
Class R4	THRIX	885-216-762
Class R5	THRRX	885-216-853
Class R6	THRLX	885-216-671
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Fixed Income Funds Annual Report  |  11

Fund Summary
Thornburg Ultra Short Income Fund  |  September 30, 2021 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	293
Effective Duration	0.6 Yrs
Average Maturity	0.8 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.30%
SEC Yield	0.89%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 0.71% and 0.08%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
11%	60%	20%	5%	3%	2%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
THORNBURG ULTRA SHORT INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TLDAX	885-216-812
Class I	TLDIX	885-216-796
Class I shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

12  |  Thornburg Fixed Income Funds Annual Report

Fund Summary
Thornburg Strategic Income Fund  |  September 30, 2021 (Unaudited)
PORTFOLIO COMPOSITION
Corporate/Convertible Bonds	46.2%
Asset Backed Securities	24.0%
Bank Loans	4.5%
Common & Preferred Stock	0.8%
U.S. Treasury Securities	1.5%
U.S. Government Agencies	0.1%
Other Fixed Income	13.3%
Other Assets Less Liabilities	9.6%
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	3.05%
SEC Yield	1.65%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 3.05% and 1.63%, respectively.
FIXED INCOME CREDIT QUALITY *
* Excludes equity securities.
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Credit quality ratings for Thornburg’s global fixed income portfolios used ratings from Moody’s Investors Service. Where Moody’s ratings are not available, we have used Standard & Poor’s ratings. Where neither rating is available, we have used ratings from other nationally recognized statistical rating organizations (NRSROs). Unrated bonds are included in the not rated (NR) category.
TOP TEN INDUSTRY GROUPS
Diversified Financials	7.2%
Software & Services	4.8%
Energy	4.2%
Utilities	4.1%
Insurance	3.0%
Food, Beverage & Tobacco	3.0%
Materials	3.0%
Telecommunication Services	2.7%
Capital Goods	2.1%
Technology Hardware & Equipment	2.1%

THORNBURG STRATEGIC INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TSIAX	885-215-228
Class C	TSICX	885-215-210
Class I	TSIIX	885-215-194
Class R3	TSIRX	885-216-887
Class R4	TSRIX	885-216-754
Class R5	TSRRX	885-216-879
Class R6	TSRSX	885-216-648
Class I, R3, R4, R5, and R6 shares may not be available to all investors. Minimum investments for Class I shares may be higher than those for other classes.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Thornburg Fixed Income Funds Annual Report  |  13

Schedule of Investments
Thornburg Limited Term U.S. Government Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 13.2%
	United States Treasury Notes,
	0.125% due 12/15/2023	$ 5,100,000	$ 5,076,891
	0.625% due 5/15/2030	14,000,000	13,072,500
	1.50% due 10/31/2024 - 2/15/2030	10,885,000	11,062,352
	United States Treasury Notes Inflationary Index,
	0.125% due 1/15/2030 - 7/15/2030	12,424,689	13,668,557
	0.25% due 7/15/2029	1,344,559	1,496,016
	Total U.S. Treasury Securities (Cost $44,875,806)		44,376,316
	U.S. Government Agencies — 7.4%
[a]	Durrah MSN 35603 (Guaranty: Export-Import Bank of the United States), 1.684% due 1/22/2025	450,148	457,549
	HNA Group LLC (Guaranty: Export-Import Bank of the United States), Series 2015, 2.291% due 6/30/2027	1,567,473	1,633,935
[a]	MSN 41079 and 41084 Ltd. (Guaranty: Export-Import Bank of the United States), 1.717% due 7/13/2024	425,676	432,349
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a,b]	0.476% (LIBOR 3 Month + 0.35%) due 4/15/2025	1,312,500	1,300,727
[a]	1.70% due 12/20/2022	783,750	778,820
[a]	2.46% due 12/15/2025	1,125,000	1,166,636
	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States),
[a]	2.06% due 1/15/2026	1,575,000	1,604,752
[a,c]	2.512% due 1/15/2026	2,373,750	2,397,274
	Small Business Administration Participation Certificates,
	Series 2002-20A Class 1, 6.14% due 1/1/2022	10,955	11,054
	Series 2002-20K Class 1, 5.08% due 11/1/2022	32,179	32,726
	Series 2005-20H Class 1, 5.11% due 8/1/2025	53,000	56,314
	Series 2007-20D Class 1, 5.32% due 4/1/2027	152,016	165,228
	Series 2007-20F Class 1, 5.71% due 6/1/2027	88,338	96,647
	Series 2007-20I Class 1, 5.56% due 9/1/2027	264,945	290,762
	Series 2007-20K Class 1, 5.51% due 11/1/2027	217,627	238,075
	Series 2008-20G Class 1, 5.87% due 7/1/2028	512,935	568,984
	Series 2011-20G Class 1, 3.74% due 7/1/2031	741,649	793,249
	Series 2011-20K Class 1, 2.87% due 11/1/2031	1,153,054	1,203,351
	Series 2014-20H Class 1, 2.88% due 8/1/2034	667,075	698,737
	Series 2015-20B Class 1, 2.46% due 2/1/2035	602,541	623,798
	Series 2015-20G Class 1, 2.88% due 7/1/2035	1,228,067	1,289,694
	Series 2015-20I Class 1, 2.82% due 9/1/2035	1,228,755	1,290,982
	Series 2017-20I Class 1, 2.59% due 9/1/2037	2,486,627	2,606,677
	Series 2017-20K Class 1, 2.79% due 11/1/2037	1,230,584	1,297,523
	Thirax 1 LLC (Guaranty: Export-Import Bank of the United States), 0.968% due 1/14/2033	1,441,680	1,329,561
	Ulani MSN 35940 LLC (Guaranty: Export-Import Bank of the United States), 2.227% due 5/16/2025	1,562,500	1,550,110
[a,b]	Washington Aircraft 2 Co DAC (Guaranty: Export-Import Bank of the United States), 0.562% (LIBOR 3 Month + 0.43%) due 6/26/2024	1,067,624	1,066,065
	Total U.S. Government Agencies (Cost $24,439,963)		24,981,579
	Mortgage Backed — 70.8%
[b,d,e]	FARM Mortgage Trust, 2.18% due 1/25/2051	5,000,000	4,977,442
	Federal Home Loan Mtg Corp.,
	Pool D98887, 3.50% due 1/1/2032	297,915	319,789
	Pool E09025, 2.50% due 3/1/2028	70,816	73,841
	Pool G13804, 5.00% due 3/1/2025	77,393	81,417
	Pool G15227, 3.50% due 12/1/2029	1,139,685	1,223,482
	Pool G16710, 3.00% due 11/1/2030	1,677,989	1,772,360
	Pool G18435, 2.50% due 5/1/2027	711,329	741,362
	Pool J11371, 4.50% due 12/1/2024	78,435	81,880
	Pool J21208, 2.50% due 11/1/2027	1,349,841	1,406,831
	Pool J37586, 3.50% due 9/1/2032	241,304	261,179
	Pool T61943, 3.50% due 8/1/2045	157,733	167,206
	Pool T65457, 3.00% due 1/1/2048	801,667	834,572
	Federal Home Loan Mtg Corp., CMO REMIC,
	Series 1351 Class TE, 7.00% due 8/15/2022	7,493	7,630
	Series 3291 Class BY, 4.50% due 3/15/2022	1,591	1,598
	Series 3704 Class DC, 4.00% due 11/15/2036	121,508	124,639
	Series 3867 Class VA, 4.50% due 3/15/2024	677,460	696,582
14 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Series 3922 Class PQ, 2.00% due 4/15/2041	$ 187,490	$ 190,822
	Series 4050 Class MV, 3.50% due 8/15/2023	696,600	709,175
[b]	Series 4105 Class FG, 0.484% (LIBOR 1 Month + 0.40%) due 9/15/2042	711,246	715,635
	Series 4120 Class TC, 1.50% due 10/15/2027	742,847	751,388
	Series 4120 Class UE, 2.00% due 10/15/2027	843,491	864,275
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through CMBS,
	Series K035 Class A1, 2.615% due 3/25/2023	395,014	398,135
[b]	Series K035 Class A2, 3.458% due 8/25/2023	3,000,000	3,147,005
	Series K037 Class A1, 2.592% due 4/25/2023	455,535	462,886
	Series K038 Class A1, 2.604% due 10/25/2023	1,058,758	1,074,092
	Series K042 Class A1, 2.267% due 6/25/2024	1,629,816	1,664,545
[b]	Series K047 Class A2, 3.329% due 5/25/2025	1,250,000	1,350,814
[b]	Series K061 Class A2, 3.347% due 11/25/2026	290,000	319,494
[b]	Series K069 Class A2, 3.187% due 9/25/2027	180,000	198,393
	Series K072 Class A2, 3.444% due 12/25/2027	120,000	134,239
	Series K095 Class A2, 2.785% due 6/25/2029	577,000	625,667
	Series K718 Class A2, 2.791% due 1/25/2022	1,113,737	1,117,573
	Series K729 Class A2, 3.136% due 10/25/2024	3,500,000	3,715,823
	Series K730 Class A1, 3.452% due 9/25/2024	44,138	45,382
[b]	Series K730 Class A2, 3.59% due 1/25/2025	190,000	204,297
[b]	Series KF15 Class A, 0.753% (LIBOR 1 Month + 0.67%) due 2/25/2023	233,164	233,042
	Series KS03 Class A2, 2.79% due 6/25/2022	2,500,000	2,526,389
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[b]	Series 2017-3 Class HA, 3.25% due 7/25/2056	1,272,918	1,330,046
[b]	Series 2017-4 Class HT, 3.25% due 6/25/2057	3,503,876	3,761,832
	Series 2017-4 Class MT, 3.50% due 6/25/2057	794,664	847,305
[b]	Series 2018-1 Class HA, 3.00% due 5/25/2057	1,678,998	1,751,213
[b]	Series 2018-2 Class HA, 3.00% due 11/25/2057	964,097	1,003,689
	Series 2018-3 Class HA, 3.00% due 8/25/2057	1,205,081	1,254,107
[b]	Series 2018-3 Class MA, 3.50% due 8/25/2057	1,514,107	1,585,448
	Series 2018-4 Class HA, 3.00% due 3/25/2058	1,460,520	1,522,537
	Series 2018-4 Class MA, 3.50% due 3/25/2058	1,126,435	1,180,462
	Series 2019-1 Class MA, 3.50% due 7/25/2058	3,225,530	3,382,613
	Series 2019-2 Class MA, 3.50% due 8/25/2058	2,721,356	2,856,868
	Series 2019-3 Class MA, 3.50% due 10/25/2058	1,180,765	1,238,273
	Series 2019-4 Class MA, 3.00% due 2/25/2059	1,567,957	1,632,755
	Series 2020-1 Class MA, 2.50% due 8/25/2059	2,481,607	2,553,966
	Series 2020-2 Class A1D, 1.75% due 9/25/2030	2,875,426	2,910,058
	Series 2020-2 Class MA, 2.00% due 11/25/2059	2,452,552	2,493,657
	Series 2020-3 Class MA, 2.00% due 5/25/2060	767,312	775,591
	Series 2020-3 Class MT, 2.00% due 5/25/2060	825,484	829,235
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool QN2792, 2.00% due 7/1/2035	4,410,899	4,542,636
	Pool RC1280, 3.00% due 3/1/2035	798,807	851,866
	Pool RC1535, 2.00% due 8/1/2035	2,684,589	2,765,721
	Pool RC1826, 2.00% due 2/1/2036	1,844,630	1,900,377
	Pool RD5043, 2.00% due 12/1/2030	3,069,430	3,167,695
	Pool SB0464, 2.50% due 1/1/2036	6,248,549	6,596,463
	Pool SB8010, 2.50% due 10/1/2034	932,090	971,586
	Pool SB8030, 2.00% due 12/1/2034	1,318,845	1,358,656
	Pool SB8068, 1.50% due 10/1/2035	3,381,488	3,417,255
	Pool SB8083, 1.50% due 1/1/2036	1,469,673	1,485,218
	Pool SB8106, 1.50% due 6/1/2036	2,903,693	2,933,587
	Pool SB8111, 2.00% due 7/1/2036	4,138,309	4,263,822
	Pool ZS4730, 3.50% due 8/1/2047	1,259,518	1,340,073
	Pool ZS7299, 3.00% due 10/1/2030	875,874	930,176
	Pool ZS7942, 3.00% due 2/1/2033	2,818,843	3,009,119
	Pool ZS8034, 3.00% due 6/1/2033	2,078,324	2,223,488
	Pool ZT1958, 3.00% due 5/1/2034	3,814,018	4,080,414
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
	Series 2015-SC02 Class 2A, 3.50% due 9/25/2045	309,224	317,435
	Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	373,815	383,757
	Series 2016-SC02 Class 2A, 3.50% due 10/25/2046	275,325	282,335
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 15

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Series 2017-SC01 Class 1A, 3.00% due 12/25/2046	$ 560,668	$ 564,097
	Series 2017-SC02 Class 1A, 3.00% due 5/25/2047	479,651	484,328
	Series 2017-SC02 Class 2A, 3.50% due 5/25/2047	251,082	257,622
	Federal National Mtg Assoc.,
[b]	Pool 895572, 2.195% (LIBOR 12 Month + 1.82%) due 6/1/2036	88,431	92,442
	Pool BF0130, 3.50% due 8/1/2056	448,305	489,188
	Pool BF0144, 3.50% due 10/1/2056	627,104	691,597
	Pool MA1582, 3.50% due 9/1/2043	1,994,294	2,161,389
	Federal National Mtg Assoc., CMBS,
[b]	Series 2015-SB5 Class A10, 3.15% due 9/25/2035	390,397	397,986
[b]	Series 2018-SB47 Class A5H, 2.92% due 1/25/2038	1,022,809	1,049,444
	Federal National Mtg Assoc., CMO REMIC,
	Series 1993-32 Class H, 6.00% due 3/25/2023	1,934	1,989
[b]	Series 2009-17 Class AH, 0.594% due 3/25/2039	253,155	235,953
	Series 2009-52 Class AJ, 4.00% due 7/25/2024	682	694
	Series 2011-70 Class CA, 3.00% due 8/25/2026	1,057,891	1,095,163
[b]	Series 2013-81 Class FW, 0.386% (LIBOR 1 Month + 0.30%) due 1/25/2043	1,291,203	1,293,553
[b]	Series 2013-92 Class FA, 0.636% (LIBOR 1 Month + 0.55%) due 9/25/2043	913,337	924,503
	Federal National Mtg Assoc., Grantor Trust, Series 2017-T1 Class A, 2.898% due 6/25/2027	995,498	1,068,942
	Federal National Mtg Assoc., UMBS Collateral,
	Pool 252648, 6.50% due 5/1/2022	1,491	1,491
	Pool AE0704, 4.00% due 1/1/2026	664,752	707,330
	Pool AJ1752, 3.50% due 9/1/2026	645,796	689,583
	Pool AK6768, 3.00% due 3/1/2027	780,758	821,989
	Pool AL6582, 3.50% due 4/1/2030	719,850	772,696
	Pool AL7801, 2.50% due 11/1/2030	2,418,219	2,532,893
	Pool AL9445, 3.00% due 7/1/2031	19,271	20,461
	Pool AL9821, 2.50% due 1/1/2032	2,695,724	2,829,069
	Pool AS4916, 3.00% due 5/1/2030	1,317,700	1,391,393
	Pool AS9733, 4.00% due 6/1/2047	1,361,545	1,510,209
	Pool AS9749, 4.00% due 6/1/2047	556,318	599,416
	Pool AU2669, 2.50% due 10/1/2028	796,871	832,928
	Pool AZ3778, 3.00% due 4/1/2030	1,887,755	1,993,250
	Pool BM4153, 3.00% due 6/1/2033	1,928,329	2,045,618
	Pool BM4864, 3.50% due 5/1/2033	1,203,865	1,291,974
	Pool BM5490, 3.50% due 11/1/2031	1,354,617	1,445,651
	Pool BP8943, 2.00% due 7/1/2035	1,030,755	1,061,536
	Pool BP9589, 2.50% due 8/1/2035	2,961,659	3,115,799
	Pool CA0200, 3.00% due 8/1/2032	1,287,171	1,373,868
	Pool CA0942, 2.50% due 12/1/2032	1,129,789	1,186,985
	Pool CA3904, 3.00% due 7/1/2034	2,956,697	3,171,045
	Pool CA4102, 3.50% due 8/1/2029	997,031	1,079,748
	Pool CA5271, 2.50% due 3/1/2035	1,486,787	1,567,258
	Pool CA5282, 3.00% due 3/1/2035	3,308,468	3,548,318
	Pool CA6862, 2.00% due 9/1/2035	1,743,235	1,809,565
	Pool CA7128, 2.00% due 9/1/2030	4,082,332	4,225,796
	Pool CA7470, 2.00% due 10/1/2035	3,076,650	3,193,718
	Pool CA7535, 1.50% due 10/1/2030	3,680,971	3,756,932
	Pool CA7891, 1.50% due 11/1/2035	1,786,402	1,812,516
	Pool FM1126, 3.00% due 3/1/2033	1,947,891	2,060,953
	Pool FM1523, 2.50% due 8/1/2029	1,326,436	1,383,929
	Pool FM2831, 2.50% due 5/1/2032	2,076,103	2,176,689
	Pool FM3494, 2.50% due 4/1/2048	1,569,399	1,629,436
	Pool FM4948, 1.50% due 12/1/2035	1,020,654	1,032,247
	Pool FM5458, 1.50% due 12/1/2035	1,561,959	1,580,892
	Pool FM8523, 2.00% due 8/1/2036	1,687,810	1,741,397
[e]	Pool FM8858, 2.00% due 9/1/2036	1,500,000	1,550,503
	Pool MA2353, 3.00% due 8/1/2035	941,750	997,368
	Pool MA2480, 4.00% due 12/1/2035	995,784	1,085,414
	Pool MA3465, 4.00% due 9/1/2038	585,990	635,015
	Pool MA3557, 4.00% due 1/1/2029	903,669	958,429
	Pool MA3681, 3.00% due 6/1/2034	565,596	595,152
	Pool MA3826, 3.00% due 11/1/2029	1,338,634	1,414,387
16 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Pool MA3896, 2.50% due 1/1/2035	$ 149,707	$ 156,047
	Pool MA3953, 2.50% due 3/1/2030	691,197	721,266
	Pool MA4012, 2.00% due 5/1/2035	2,377,871	2,448,879
	Pool MA4016, 2.50% due 5/1/2040	1,512,322	1,564,632
	Pool MA4042, 2.00% due 6/1/2035	3,057,574	3,148,880
	Pool MA4045, 2.00% due 6/1/2040	2,674,754	2,730,730
	Pool MA4095, 2.00% due 8/1/2035	2,232,365	2,299,028
	Pool MA4123, 2.00% due 9/1/2035	2,921,328	3,008,564
	Pool MA4148, 2.00% due 10/1/2030	757,758	782,013
	Pool MA4154, 1.50% due 10/1/2035	1,344,557	1,358,764
	Pool MA4155, 2.00% due 10/1/2035	1,251,137	1,288,498
	Pool MA4173, 2.00% due 11/1/2030	802,480	828,181
	Pool MA4178, 1.50% due 11/1/2035	1,705,261	1,723,280
	Pool MA4260, 1.50% due 2/1/2036	4,062,547	4,105,474
	Pool MA4279, 2.00% due 3/1/2036	1,472,869	1,517,522
	Pool MA4309, 2.00% due 4/1/2031	1,934,298	1,996,860
	Pool MA4390, 2.00% due 7/1/2031	4,825,768	4,981,850
	Government National Mtg Assoc.,
[b]	Pool 751392, 5.00% due 2/20/2061	1,322,746	1,369,892
[b]	Pool 894205, 2.25% (H15T1Y + 1.50%) due 8/20/2039	306,027	315,190
[b]	Pool MA0100, 1.875% (H15T1Y + 1.50%) due 5/20/2042	227,895	238,245
	Pool MA0907, 2.00% due 4/20/2028	887,760	914,618
	Government National Mtg Assoc., CMO,
	Series 2016-32 Class LJ, 2.50% due 12/20/2040	1,153,672	1,175,037
	Series 2017-186 Class VA, 3.00% due 2/20/2031	2,280,773	2,381,407
	Mortgage-Linked Amortizing Notes, CMO, Series 2012-1 Class A10, 2.06% due 1/15/2022	248,166	249,316
	Seasoned Loans Structured Transaction Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class A1C, 2.00% due 9/25/2030	2,875,426	2,927,765
	Total Mortgage Backed (Cost $234,839,264)		237,223,889
	Corporate Bonds — 2.0%
	Telecommunication Services — 1.1%
	Wireless Telecommunication Services — 1.1%
[c]	Sprint Communications, Inc., 9.25% due 4/15/2022	3,500,000	3,652,250
			3,652,250
	Utilities — 0.9%
	Electric Utilities — 0.9%
[c,d]	Caledonia Generating LLC, 1.95% due 2/28/2034	2,937,395	2,909,696
			2,909,696
	Total Corporate Bonds (Cost $6,551,088)		6,561,946
	Short-Term Investments — 8.4%
[f]	State Street Institutional Treasury Money Market Fund Premier Class, 0.01%	3,964,051	3,964,051
	United States Treasury Bill
	0.038% due 11/16/2021	1,000,000	999,952
	0.039% due 10/12/2021	2,000,000	1,999,977
	0.043% due 11/9/2021	1,000,000	999,954
	0.043% due 11/12/2021	1,000,000	999,950
	0.047% due 10/14/2021	2,000,000	1,999,967
	0.048% due 10/21/2021	2,000,000	1,999,947
	0.048% due 10/26/2021	1,000,000	999,967
	0.05% due 11/2/2021	2,000,000	1,999,909
	0.051% due 10/26/2021	1,000,000	999,965
	0.051% due 10/28/2021	1,000,000	999,962
	0.052% due 10/28/2021	1,000,000	999,961
	0.053% due 11/4/2021	1,000,000	999,951
	0.066% due 11/2/2021	1,000,000	999,942
	0.076% due 10/19/2021	2,000,000	1,999,960
	United States Treasury Note
	1.50% due 10/31/2021	1,000,000	1,001,103
	2.00% due 10/31/2021	1,000,000	1,001,550
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 17

Schedule of Investments, Continued
Thornburg Limited Term U.S. Government Fund  |  September 30, 2021
Issuer-Description	PRINCIPAL AMOUNT	VALUE
2.875% due 10/15/2021	$ 2,000,000	$ 2,002,066
8.00% due 11/15/2021	1,000,000	1,009,706
Total Short-Term Investments (Cost $27,977,840)		27,977,840
Total Investments — 101.8% (Cost $338,683,961)		$341,121,570
Liabilities Net of Other Assets — (1.8)%		(5,928,493)
Net Assets — 100.0%		$335,193,077

Footnote Legend
a	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
b	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2021.
c	Segregated as collateral for a when-issued security.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2021, the aggregate value of these securities in the Fund’s portfolio was $7,887,138, representing 2.35% of the Fund’s net assets.
e	When-issued security.
f	Rate represents the money market fund annualized seven-day yield at September 30, 2021.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
UMBS	Uniform Mortgage Backed Securities
18 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Limited Term Income Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 6.0%
	United States Treasury Notes,
	0.625% due 5/15/2030	$ 5,350,000	$ 4,995,562
	1.50% due 10/31/2024	88,520,000	91,120,275
	1.625% due 2/15/2026 - 8/15/2029	174,250,000	178,231,985
	1.75% due 11/15/2029	62,136,000	63,873,866
	2.00% due 8/15/2025	30,000,000	31,420,312
	2.25% due 11/15/2025 - 8/15/2027	31,662,000	33,573,178
	2.625% due 2/15/2029	17,058,000	18,603,881
	United States Treasury Notes Inflationary Index,
	0.25% due 1/15/2025 - 7/15/2029	51,695,931	57,276,359
	0.375% due 7/15/2027	70,165,277	78,061,932
	0.875% due 1/15/2029	57,792,410	66,791,240
	Total U.S. Treasury Securities (Cost $587,360,637)		623,948,590
	U.S. Government Agencies — 0.5%
	ALEX Alpha LLC (Guaranty: Export-Import Bank of the United States), 1.617% due 8/15/2024	1,304,347	1,322,772
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a,b]	0.476% (LIBOR 3 Month + 0.35%) due 4/15/2025	3,885,000	3,850,151
[b]	1.70% due 12/20/2022	1,560,000	1,550,188
	Private Export Funding Corp. (Guaranty: Export-Import Bank of the United States), Series KK, 3.55% due 1/15/2024	10,000,000	10,670,700
	Reliance Industries Ltd. (Guaranty: Export-Import Bank of the United States),
[b]	2.06% due 1/15/2026	675,000	687,751
[b]	2.512% due 1/15/2026	2,925,000	2,953,987
	Santa Rosa Leasing LLC (Guaranty: Export-Import Bank of the United States), 1.693% due 8/15/2024	1,553,826	1,561,176
	Small Business Administration Participation Certificates,
	Series 2001-20J Class 1, 5.76% due 10/1/2021	6,971	6,971
	Series 2008-20D Class 1, 5.37% due 4/1/2028	554,967	603,861
	Series 2009-20E Class 1, 4.43% due 5/1/2029	334,618	361,199
	Series 2009-20K Class 1, 4.09% due 11/1/2029	2,462,863	2,640,634
	Series 2011-20E Class 1, 3.79% due 5/1/2031	2,997,488	3,202,887
	Series 2011-20F Class 1, 3.67% due 6/1/2031	490,563	523,010
	Series 2011-20G Class 1, 3.74% due 7/1/2031	2,966,597	3,172,998
	Series 2011-20I Class 1, 2.85% due 9/1/2031	4,661,431	4,863,059
	Series 2011-20K Class 1, 2.87% due 11/1/2031	4,488,264	4,684,043
	Series 2012-20D Class 1, 2.67% due 4/1/2032	4,085,635	4,277,853
	Series 2012-20J Class 1, 2.18% due 10/1/2032	3,385,942	3,477,235
	Series 2012-20K Class 1, 2.09% due 11/1/2032	2,182,143	2,237,555
[a,c]	U.S. Department of Transportation, 6.001% due 12/7/2031	3,000,000	3,029,550
	Total U.S. Government Agencies (Cost $54,548,765)		55,677,580
	Other Government — 0.3%
[b,c]	Bermuda Government International Bond, 2.375% due 8/20/2030	6,800,000	6,751,924
	Carpintero Finance Ltd. (Guaranty: Export Credits Guarantee Department),
[b,c]	2.004% due 9/18/2024	3,148,524	3,205,387
[b,c]	2.581% due 11/11/2024	3,303,610	3,404,759
[b,c]	Khadrawy Ltd. (Guaranty: Export Credits Guarantee Department), 2.471% due 3/31/2025	2,294,535	2,352,977
	Sharjah Sukuk Program Ltd.,
[b]	2.942% due 6/10/2027	5,000,000	5,062,700
[b]	3.234% due 10/23/2029	4,800,000	4,845,936
[b]	4.226% due 3/14/2028	2,000,000	2,156,540
	Total Other Government (Cost $27,679,420)		27,780,223
	Mortgage Backed — 25.4%
[a,c]	Angel Oak Mortgage Trust LLC, Whole Loan Securities Trust CMO, Series 2020-2 Class A3, 5.00% due 1/26/2065	11,183,770	11,550,240
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-1 Class A1, 3.805% due 1/25/2049	8,544,481	8,639,784
[a,c]	Series 2019-1 Class A3, 4.055% due 1/25/2049	4,467,773	4,513,688
[a,c]	Series 2019-2 Class A1, 3.347% due 4/25/2049	4,214,687	4,266,050
[a,c]	Series 2019-3 Class A1, 2.962% due 10/25/2048	9,306,556	9,443,572
[c]	Series 2020-1 Class A2, 2.927% due 3/25/2055	6,518,000	6,732,602
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 19

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[c]	Series 2020-1 Class A3, 3.328% due 3/25/2055	$ 4,500,000	$ 4,641,613
[c]	Series 2020-1 Class M1, 4.277% due 3/25/2055	3,189,000	3,243,667
[a,c]	Series 2021-1R Class A1, 1.175% due 10/25/2048	16,009,089	16,020,778
	Bank, CMBS, Series 2017-BNK5 Class A2, 2.987% due 6/15/2060	175,000	177,158
[a,c]	Bayview Commercial Asset Trust, CMBS, Series 2004-3 Class A2, 0.716% (LIBOR 1 Month + 0.63%) due 1/25/2035	1,023,839	1,019,101
[c]	Bravo Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50% due 3/25/2058	2,537,324	2,588,493
[a,c]	Bunker Hill Loan Depositary Trust, Whole Loan Securities Trust CMO, Series 2020-1 Class A3, 3.253% due 2/25/2055	3,285,000	3,394,748
[c]	CFMT Issuer Trust, Whole Loan Securities Trust CMO, Series 2021-GRN1 Class A, 1.10% due 3/20/2041	10,703,994	10,681,039
	Chase Mortgage Finance Corp., Whole Loan Securities Trust CMO,
[a,c]	Series 2016-SH1 Class M3, 3.75% due 4/25/2045	3,115,948	3,142,546
[a,c]	Series 2016-SH2 Class M3, 3.75% due 12/25/2045	3,177,727	3,272,713
[a,c]	CIM Trust, Whole Loan Securities Trust CMO, Series 18-INV1 Class A4, 4.00% due 8/25/2048	1,705,347	1,731,716
	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[a]	Series 2004-HYB2 Class B1, 2.467% due 3/25/2034	67,834	67,834
[a,c]	Series 2014-A Class A, 4.00% due 1/25/2035	752,328	775,249
[a,c]	Series 2014-J1 Class B4, 3.654% due 6/25/2044	1,489,969	1,536,587
[a,c]	Series 2021-J2 Class A7A, 2.50% due 7/25/2051	29,028,872	29,558,946
	COMM Mortgage Trust, CMBS, Series 2015-DC1 Class A4, 3.078% due 2/10/2048	19,800,000	20,481,896
	CSMC Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2013-HYB1 Class B3, 2.941% due 4/25/2043	2,826,562	2,929,541
[a,c]	Series 2021-AFC1 Class-A1, 0.83% due 3/25/2056	13,882,625	13,839,047
[a,c]	Series 2021-NQM3 Class A1, 1.015% due 4/25/2066	19,572,467	19,508,288
[a,c]	Deephaven Residential Mortgage Trust, Whole Loan Securities Trust CMO, Series 2021-1 Class A1, 0.715% due 5/25/2065	9,405,790	9,433,995
	Ellington Financial Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-2 Class A1, 2.739% due 11/25/2059	7,962,487	8,061,730
[a,c]	Series 2021-2 Class A1, 0.931% due 6/25/2066	16,406,773	16,435,918
	Federal Home Loan Mtg Corp.,
	Pool D98887, 3.50% due 1/1/2032	997,271	1,070,493
	Pool G16710, 3.00% due 11/1/2030	455,137	480,734
	Pool J17504, 3.00% due 12/1/2026	495,137	522,098
	Pool T65457, 3.00% due 1/1/2048	7,197,829	7,493,264
	Federal Home Loan Mtg Corp., CMO REMIC,
	Series 3195 Class PD, 6.50% due 7/15/2036	342,986	394,693
	Series 3291 Class BY, 4.50% due 3/15/2022	2,121	2,130
	Series 3504 Class PC, 4.00% due 1/15/2039	378	379
	Series 3838 Class GV, 4.00% due 3/15/2024	2,838,066	2,889,449
	Series 3919 Class VB, 4.00% due 8/15/2024	133,210	139,076
	Series 3922 Class PQ, 2.00% due 4/15/2041	281,234	286,233
	Series 4050 Class MV, 3.50% due 8/15/2023	795,887	810,255
	Series 4120 Class TC, 1.50% due 10/15/2027	964,593	975,684
	Federal Home Loan Mtg Corp., Multifamily Structured Pass Through Certificates CMBS,
[a]	Series K719 Class A2, 2.731% due 6/25/2022	2,125,296	2,125,296
	Series K722 Class A2, 2.406% due 3/25/2023	4,800,000	4,900,608
	Series K725 Class A1, 2.666% due 5/25/2023	3,286,510	3,322,740
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[a]	Series 2017-1 Class HA, 3.00% due 1/25/2056	5,977,948	6,228,603
[a]	Series 2017-3 Class HA, 3.25% due 7/25/2056	10,622,758	11,099,504
[a]	Series 2017-4 Class HT, 3.25% due 6/25/2057	9,392,479	10,083,957
[a]	Series 2018-1 Class HA, 3.00% due 5/25/2057	6,674,016	6,961,071
[a]	Series 2018-2 Class HA, 3.00% due 11/25/2057	15,425,546	16,059,030
	Series 2018-3 Class HA, 3.00% due 8/25/2057	17,353,171	18,059,145
[a]	Series 2018-3 Class MA, 3.50% due 8/25/2057	12,814,821	13,418,629
	Series 2018-4 Class HA, 3.00% due 3/25/2058	14,363,894	14,973,823
	Series 2019-1 Class MA, 3.50% due 7/25/2058	32,495,745	34,078,284
	Series 2019-2 Class MA, 3.50% due 8/25/2058	32,598,563	34,221,835
	Series 2019-3 Class MA, 3.50% due 10/25/2058	16,667,683	17,479,459
	Series 2019-4 Class MA, 3.00% due 2/25/2059	24,190,854	25,190,570
	Series 2020-1 Class MA, 2.50% due 8/25/2059	4,264,839	4,389,194
	Series 2020-2 Class A1D, 1.75% due 9/25/2030	45,053,811	45,596,457
	Series 2020-2 Class MA, 2.00% due 11/25/2059	32,403,418	32,946,496
	Series 2020-3 Class MA, 2.00% due 5/25/2060	17,655,848	17,846,339
	Series 2020-3 Class MT, 2.00% due 5/25/2060	4,779,553	4,801,269
	Federal Home Loan Mtg Corp., UMBS Collateral,
20 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Pool QN2877, 2.00% due 7/1/2035	$ 28,614,521	$ 29,469,130
	Pool RA1833, 4.00% due 10/1/2049	717,114	772,137
	Pool RC1280, 3.00% due 3/1/2035	5,367,985	5,724,541
	Pool RC1535, 2.00% due 8/1/2035	58,895,182	60,675,067
	Pool RD5039, 2.00% due 10/1/2030	55,667,209	57,449,341
	Pool RD5045, 2.00% due 11/1/2030	20,638,727	21,299,456
	Pool RD5060, 2.00% due 6/1/2031	12,283,331	12,680,513
	Pool SB0308, 2.50% due 1/1/2035	51,452,232	54,238,528
	Pool SB0464, 2.50% due 1/1/2036	14,632,780	15,447,520
	Pool SB8068, 1.50% due 10/1/2035	58,627,045	59,247,156
[d]	Pool SB8122 1.50% due 10/1/2036	25,164,981	25,424,053
	Pool SD0257, 3.00% due 1/1/2050	2,350,161	2,506,764
	Pool ZS7942, 3.00% due 2/1/2033	37,886,233	40,443,610
	Pool ZS8034, 3.00% due 6/1/2033	31,694,439	33,908,190
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
	Series 2016-SC01 Class 2A, 3.50% due 7/25/2046	1,432,958	1,471,069
	Series 2017-SC01 Class 1A, 3.00% due 12/25/2046	11,789,327	11,861,414
	Series 2017-SC02 Class 2A, 3.50% due 5/25/2047	957,251	982,182
	Federal National Mtg Assoc., CMO REMIC,
	Series 2007-42 Class PA, 5.50% due 4/25/2037	36,403	37,598
[a]	Series 2009-17 Class AH, 0.594% due 3/25/2039	421,924	393,254
	Series 2009-52 Class AJ, 4.00% due 7/25/2024	1,137	1,156
	Series 2012-129 Class LA, 3.50% due 12/25/2042	1,818,115	1,928,736
[a]	Series 2013-81 Class FW, 0.386% (LIBOR 1 Month + 0.30%) due 1/25/2043	4,691,547	4,700,085
	Federal National Mtg Assoc., Grantor Trust, Series 2017-T1 Class A, 2.898% due 6/25/2027	17,918,973	19,240,965
	Federal National Mtg Assoc., UMBS Collateral,
[d]	1.50% due 10/1/2036	10,000,000	10,102,938
[d]	2.00% due 8/1/2031 - 10/1/2036	170,404,387	176,308,900
[d]	2.50% due 8/1/2036	59,545,593	62,372,362
	Pool AE0704, 4.00% due 1/1/2026	1,729,006	1,839,750
	Pool AS3111, 3.00% due 8/1/2029	4,236,415	4,485,782
	Pool AS4916, 3.00% due 5/1/2030	410,231	433,173
	Pool AS7323, 2.50% due 6/1/2031	3,006,824	3,155,558
	Pool AS8242, 2.50% due 11/1/2031	4,937,317	5,173,811
	Pool AS9749, 4.00% due 6/1/2047	4,722,955	5,088,841
	Pool AV5059, 3.00% due 2/1/2029	2,633,004	2,787,989
	Pool BM4324, 3.50% due 7/1/2033	3,933,734	4,257,326
	Pool BM5490, 3.50% due 11/1/2031	4,470,236	4,770,649
	Pool BP8943, 2.00% due 7/1/2035	33,991,968	35,007,037
	Pool BP9550, 2.50% due 7/1/2035	6,094,962	6,412,177
	Pool BP9589, 2.50% due 8/1/2035	1,195,930	1,258,172
	Pool CA0200, 3.00% due 8/1/2032	9,580,184	10,225,452
	Pool CA3904, 3.00% due 7/1/2034	6,520,910	6,993,649
	Pool CA4102, 3.50% due 8/1/2029	5,707,573	6,181,094
	Pool CA5282, 3.00% due 3/1/2035	4,398,968	4,717,875
	Pool CA6862, 2.00% due 9/1/2035	13,639,445	14,158,429
	Pool CA7128, 2.00% due 9/1/2030	6,626,239	6,859,104
	Pool CA7532, 1.50% due 10/1/2030	4,110,696	4,194,535
	Pool CA7536, 2.00% due 11/1/2030	11,659,576	12,066,041
	Pool CA7540, 2.00% due 10/1/2030	11,029,873	11,417,493
	Pool CA7891, 1.50% due 11/1/2035	16,715,500	16,959,844
	Pool FM1542, 3.50% due 9/1/2034	2,633,633	2,855,845
	Pool FM3758, 2.50% due 8/1/2031	26,042,579	27,207,836
	Pool FM4948, 1.50% due 12/1/2035	24,222,548	24,497,663
	Pool FM5458, 1.50% due 12/1/2035	32,660,780	33,056,655
	Pool FM7615, 2.00% due 6/1/2036	73,110,224	75,936,309
	Pool FM7616, 2.00% due 6/1/2036	67,310,009	69,790,778
[d]	Pool FM8869, 2.00% due 9/1/2036	13,821,942	14,317,296
	Pool FP0000, 3.00% due 11/1/2027	5,853,545	6,177,092
	Pool MA2815, 3.00% due 11/1/2026	1,134,952	1,193,811
	Pool MA3465, 4.00% due 9/1/2038	5,255,155	5,694,818
	Pool MA3953, 2.50% due 3/1/2030	4,644,845	4,846,907
	Pool MA4016, 2.50% due 5/1/2040	18,122,653	18,749,511
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 21

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Pool MA4095, 2.00% due 8/1/2035	$ 44,652,443	$ 45,985,855
	Pool MA4123, 2.00% due 9/1/2035	52,109,184	53,665,269
	Pool MA4148, 2.00% due 10/1/2030	25,006,004	25,806,432
	Pool MA4154, 1.50% due 10/1/2035	51,975,531	52,524,726
	Pool MA4155, 2.00% due 10/1/2035	48,364,259	49,808,513
	Pool MA4173, 2.00% due 11/1/2030	68,666,543	70,865,683
	Pool MA4178, 1.50% due 11/1/2035	47,747,321	48,251,839
	Pool MA4279, 2.00% due 3/1/2036	27,616,294	28,453,541
	Pool MA4309, 2.00% due 4/1/2031	13,953,771	14,405,084
	Pool MA4368, 2.00% due 6/1/2031	33,093,628	34,163,991
	Pool MA4390, 2.00% due 7/1/2031	1,785,534	1,843,284
[d]	Pool MA4441, 1.50% due 10/1/2036	101,436,489	102,481,865
[a,c]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-1 Class 2A2, 3.00% due 3/25/2047	4,140,187	4,229,035
[a,c]	FWD Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-INV1 Class A1, 2.81% due 6/25/2049	3,265,653	3,335,935
[a,c]	GCAT LLC, Whole Loan Securities Trust CMO, Series 2019-NQM1 Class A1, 2.985% due 2/25/2059	7,081,331	7,081,331
	GCAT Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-NQM2 Class A1, 2.855% due 9/25/2059	6,838,061	6,838,061
[a,c]	Series 2019-NQM3 Class A1, 2.686% due 11/25/2059	8,446,255	8,563,259
[a,c]	Series 2021-CM1 Class A, 1.469% due 4/25/2065	11,355,303	11,312,468
[a,c]	Series 2021-NQM4 Class A1, 1.093% due 8/25/2066	18,815,766	18,809,475
	Government National Mtg Assoc.,
[a]	Pool 731491, 5.31% due 12/20/2060	59,140	65,611
[a]	Pool MA0100, 1.875% (H15T1Y + 1.50%) due 5/20/2042	230,197	240,651
	Government National Mtg Assoc., CMO, Series 2016-32 Class LJ, 2.50% due 12/20/2040	4,543,371	4,627,508
[a,c]	GS Mortgage-Backed Securities Corp. Trust, Whole Loan Securities Trust CMO, Series 2020-PJ2 Class B3, 3.618% due 7/25/2050	5,245,956	5,478,554
	Homeward Opportunities Fund I Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2018-2 Class A1, 3.985% due 11/25/2058	1,903,178	1,910,375
[a,c]	Series 2019-3 Class A3, 3.031% due 11/25/2059	4,788,650	4,849,922
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2014-IVR3 Class B4, 2.397% due 9/25/2044	1,940,616	1,940,203
[a,c]	Series 2018-3 Class B2, 3.746% due 9/25/2048	2,564,805	2,807,161
[a,c]	Series 2018-6 Class B2, 3.859% due 12/25/2048	1,057,814	1,083,850
[a,c]	Series 2019-5 Class B3, 4.528% due 11/25/2049	8,253,682	8,785,203
[a,c]	Series 2019-HYB1 Class B3, 3.76% due 10/25/2049	5,712,616	5,881,069
[a,c]	Series 2019-INV2 Class B3A, 3.766% due 2/25/2050	9,547,886	9,846,556
[a,c]	Mello Warehouse Securitization Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class A, 0.886% (LIBOR 1 Month + 0.80%) due 11/25/2053	20,000,000	20,048,302
[a]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 2.621% due 8/25/2034	187,442	188,091
[a,c]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	2,430,306	2,503,141
	MFA Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2020-NQM3 Class A1, 1.014% due 1/26/2065	8,038,308	8,051,421
[a,c]	Series 2021-INV1 Class A1, 0.852% due 1/25/2056	10,138,696	10,111,133
	Morgan Stanley Bank of America Merrill Lynch Trust CMBS, Series 2015-C22 Class A4, 3.306% due 4/15/2048	1,100,000	1,175,712
	Mortgage-Linked Amortizing Notes, CMO, Series 2012-1 Class A10, 2.06% due 1/15/2022	209,986	210,960
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2017-2A Class A3, 4.00% due 3/25/2057	4,667,602	4,974,132
[a,c]	Series 2017-3A Class A1, 4.00% due 4/25/2057	5,699,897	6,108,742
[a,c]	Series 2017-4A Class A1, 4.00% due 5/25/2057	6,247,023	6,648,099
[a,c]	Series 2017-5A Class A1, 1.586% (LIBOR 1 Month + 1.50%) due 6/25/2057	482,070	485,065
[a,c]	Series 2017-6A Class A1, 4.00% due 8/27/2057	2,693,636	2,870,263
[a,c]	Series 2018-1A Class A1A, 4.00% due 12/25/2057	3,228,872	3,445,885
[a,c]	Series 2018-2A Class A1, 4.50% due 2/25/2058	6,168,047	6,548,287
[a,c]	Series 2018-RPL1 Class A1, 3.50% due 12/25/2057	3,775,229	3,889,838
[a,c]	OBX Trust, Whole Loan Securities Trust CMO, Series 2021-NQM2 Class A1, 1.101% due 5/25/2061	27,984,783	27,977,952
[a,c]	PRKCM Trust, Whole Loan Securities Trust CMO, Series 2021-AFC1 Class A1, 1.51% due 7/25/2056	38,900,000	38,900,000
	RAMP Trust, Whole Loan Securities Trust CMO, Series 2003-SL1 Class A31, 7.125% due 4/25/2031	526,918	533,026
[a,c]	RCKT Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-1 Class B3, 3.515% due 2/25/2050	3,229,549	3,322,372
	Seasoned Loans Structured Transaction Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class A1C, 2.00% due 9/25/2030	33,510,288	34,120,249
	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO,
[a]	Series 2013-6 Class B4, 3.513% due 5/25/2043	716,584	737,324
[a]	Series 2013-7 Class B4, 3.504% due 6/25/2043	785,260	799,881
	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-3 Class A1, 2.703% due 9/25/2059	2,438,494	2,441,191
22 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[a,c]	Series 2019-3 Class A3, 3.082% due 9/25/2059	$ 3,182,209	$ 3,188,150
[a,c]	Series 2020-2 Class A1, 1.381% due 5/25/2065	19,977,734	20,019,704
[a,c]	Series 2020-2 Class A2, 1.587% due 5/25/2065	3,881,663	3,882,390
[a,c]	Series 2020-2 Class A3, 1.895% due 5/25/2065	1,325,242	1,325,044
[a,c]	Shellpoint Asset Funding Trust, Whole Loan Securities Trust CMO, Series 2013-1 Class A1, 3.75% due 7/25/2043	1,330,928	1,346,675
[a,c]	Spruce Hill Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2020-SH1 Class A1, 2.521% due 1/28/2050	9,763,407	9,821,934
[a]	Structured Asset Securities Corp., Mortgage Pass-Through Ctfs, Whole Loan Securities Trust CMO, Series 2003-9A Class 2A2, 2.217% due 3/25/2033	552,357	552,357
	Verus Securitization Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-3 Class A1, 2.784% due 7/25/2059	5,504,225	5,536,609
[a,c]	Series 2020-1 Class M1, 3.021% due 1/25/2060	5,000,000	5,034,930
[a,c]	Series 2020-2 Class M1, 5.36% due 5/25/2060	3,275,000	3,454,526
[a,c]	Series 2020-INV1 Class M1, 5.50% due 3/25/2060	900,000	954,380
[a,c]	Series 2021-R1 Class A1, 0.82% due 10/25/2063	17,175,716	17,206,360
[a,c]	Vista Point Securitization Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class A1, 1.475% due 4/25/2065	11,699,742	11,765,816
[a,c]	WinWater Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2015-3 Class B4, 3.879% due 3/20/2045	1,401,028	1,430,210
	Total Mortgage Backed (Cost $2,611,761,968)		2,625,542,763
	Asset Backed Securities — 19.2%
	Auto Receivables — 2.9%
[c]	ACC Auto Trust, Series 2021-A Class A, 1.08% due 4/15/2027	19,489,346	19,520,697
	ACC Trust,
[c]	Series 2019-2 Class A, 2.82% due 2/21/2023	1,826,304	1,829,164
[c]	Series 2020-A Class A, 6.00% due 3/20/2023	8,128,184	8,256,762
[c]	Series 2021-1 Class A, 0.74% due 11/20/2023	10,030,830	10,035,004
	American Credit Acceptance Receivables Trust,
[c,e]	Series 2020-2 Class C, 3.88% due 4/13/2026	11,500,000	11,918,025
[c]	Series 2020-2 Class D, 5.65% due 5/13/2026	4,250,000	4,569,845
	Arivo Acceptance Auto Loan Receivables Trust,
[c]	Series 2019-1 Class A, 2.99% due 7/15/2024	1,488,936	1,504,602
[c]	Series 2019-1 Class B, 3.37% due 6/15/2025	3,547,000	3,636,930
[c]	Series 2021-1A Class A, 1.19% due 1/15/2027	8,684,182	8,713,699
[c]	Avid Automobile Receivables Trust, Series 2019-1 Class A, 2.62% due 2/15/2024	1,035,050	1,036,861
[c]	CarNow Auto Receivables Trust, Series 2020-1A Class A, 1.76% due 2/15/2023	3,031,372	3,037,077
	Carvana Auto Receivables Trust,
[c]	Series 2019-1A Class D, 3.88% due 10/15/2024	11,723,000	12,039,164
[c]	Series 2020-N1A Class A, 1.53% due 1/16/2024	508,732	508,914
[c]	CIG Auto Receivables Trust, Series 2020-1A Class A, 0.68% due 10/12/2023	4,583,752	4,589,785
	CPS Auto Receivables Trust,
[c]	Series 2017-D Class D, 3.73% due 9/15/2023	1,315,519	1,325,419
[c]	Series 2021-A Class A, 0.35% due 1/16/2024	5,480,388	5,481,356
[c]	Credito Real USA Auto Receivables Trust, Series 2021-1A Class A, 1.35% due 2/16/2027	8,898,080	8,931,721
	Drive Auto Receivables Trust, Series 2019-1 Class D, 4.09% due 6/15/2026	12,500,000	12,863,708
[c]	DT Auto Owner Trust, Series 2019-4A Class D, 2.85% due 7/15/2025	7,500,000	7,721,103
[c]	Exeter Automobile Receivables Trust, Series 2019-3A Class D, 3.11% due 8/15/2025	2,000,000	2,060,709
	FHF Trust,
[c]	Series 2020-1A Class A, 2.59% due 12/15/2023	9,336,583	9,396,783
[c]	Series 2021-1A Class A, 1.27% due 3/15/2027	20,035,839	20,036,938
[c]	Series 2021-2A Class A, 0.83% due 12/15/2026	14,365,000	14,354,734
[c]	Flagship Credit Auto Trust, Series 2019-2 Class D, 3.53% due 5/15/2025	3,500,000	3,637,980
	GLS Auto Receivables Issuer Trust,
[c]	Series 2019-4A Class A, 2.47% due 11/15/2023	1,034,075	1,036,647
[c]	Series 2020-1A Class A, 2.17% due 2/15/2024	4,625,269	4,643,531
[c]	Series 2020-3A Class A, 0.69% due 10/16/2023	2,029,084	2,030,071
[c]	Series 2020-3A Class B, 1.38% due 8/15/2024	5,200,000	5,225,189
[c]	NextGear Floorplan Master Owner Trust, Series 2018-2A Class A2, 3.69% due 10/15/2023	15,049,000	15,064,600
[c]	Octane Receivables Trust, Series 2020-1A Class A, 1.71% due 2/20/2025	8,789,845	8,858,872
[b,c]	Oscar US Funding Trust IX LLC, Series 2018-2A Class A4, 3.63% due 9/10/2025	1,684,925	1,724,605
[b,c]	Oscar US Funding XI LLC, Series 2019-2A Class A3, 2.59% due 9/11/2023	11,425,680	11,531,514
[b,c]	Oscar US Funding XII LLC, Series 2021-1A Class A3, 0.70% due 4/10/2025	18,000,000	18,011,018
[c]	Tesla Auto Lease Trust, Series 2020-A Class A2, 0.55% due 5/22/2023	3,649,411	3,651,899
[c]	United Auto Credit Securitization Trust, Series 2019-1 Class D, 3.47% due 8/12/2024	3,532,792	3,550,190
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 23

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[c]	US Auto Funding, Series 2021-1A Class A, 0.79% due 7/15/2024	$ 18,242,384	$ 18,272,061
[c]	USASF Receivables LLC, Series 2020-1A Class A, 2.47% due 8/15/2023	12,431,714	12,471,176
[c]	Veros Auto Receivables Trust, Series 2021-1 Class A, 0.92% due 10/15/2026	11,972,855	11,976,435
			295,054,788
	Credit Card — 1.5%
[c]	Avant Credit Card Master Trust, Series 2021-1A Class A, 1.37% due 4/15/2027	11,900,000	11,859,551
[c]	Brex Commercial Charge Card Master Trust, Series 2021-1 Class A, 2.09% due 7/15/2024	3,400,000	3,435,367
[c]	Continental Credit Card LLC, Series 2019-1A Class A, 3.83% due 8/15/2026	22,685,755	23,134,554
[c]	Continental Finance Credit Card ABS Master Trust, Series 2020-1A Class A, 2.24% due 12/15/2028	17,500,000	17,620,171
[c]	Fair Square Issuance Trust, Series 2020-AA Class A, 2.90% due 9/20/2024	32,330,000	32,546,743
[c]	Genesis Sales Finance Master Trust, Series 2020-AA Class A, 1.65% due 9/22/2025	15,000,000	15,088,929
[c,e]	Mercury Financial Credit Card Master Trust, Series 2021-1A Class A, 1.54% due 3/20/2026	30,900,000	30,986,588
[c]	Mission Lane Credit Card Master Trust, Series 2021-A Class A, 1.59% due 9/15/2026	21,455,000	21,449,158
			156,121,061
	Other Asset Backed — 12.1%
[c]	Affirm Asset Securitization Trust, Series 2021-A, 0.88% due 8/15/2025	14,500,000	14,526,845
[c]	Amur Equipment Finance Receivables VI LLC, Series 2018-2A Class A2, 3.89% due 7/20/2022	965,543	974,217
[c]	Amur Equipment Finance Receivables VII LLC, Series 2019-1A Class A2, 2.63% due 6/20/2024	3,792,196	3,833,632
[c]	Amur Equipment Finance Receivables VIII LLC, Series 2020-1A Class A2, 1.68% due 8/20/2025	11,932,508	12,027,713
	Appalachian Consumer Rate Relief Funding LLC, Series 2013-1 Class A1, 2.008% due 2/1/2024	2,506,044	2,539,718
	Aqua Finance Trust,
[c]	Series 2017-A Class A, 3.72% due 11/15/2035	1,362,130	1,396,152
[c]	Series 2019-A Class A, 3.14% due 7/16/2040	9,441,249	9,669,209
[c]	Series 2020-AA Class A, 1.90% due 7/17/2046	37,887,229	38,193,532
[c]	Series 2020-AA Class C, 3.97% due 7/17/2046	6,300,000	6,626,775
[c,d]	Series 2021-A Class A, 1.79% due 7/17/2046	21,400,000	21,365,129
[c]	Arm Master Trust, Series 2021-T2 Class A, 1.42% due 1/15/2024	2,850,000	2,850,425
[c]	Avant Loans Funding Trust, Series 2019-B Class B, 3.15% due 10/15/2026	2,005,860	2,009,969
[c]	Bankers Healthcare Group Securitization Trust, Series 2020-A Class A, 2.56% due 9/17/2031	4,350,061	4,412,705
[a,c]	Bayview Opportunity Master Fund Trust, Series 2017-RT1 Class A1, 3.00% due 3/28/2057	1,337,923	1,353,561
[c]	BCC Funding Corp. XVI LLC, Series 2019-1A Class A2, 2.46% due 8/20/2024	9,941,747	10,024,029
[c]	BCC Funding Corp. XVII LLC, Series 2020-1 Class A2, 0.91% due 8/20/2025	8,250,020	8,271,829
	BHG Securitization Trust,
[c]	Series 2021-A Class A, 1.42% due 11/17/2033	28,437,137	28,476,409
[c]	Series 2021-B Class A, 0.90% due 10/17/2034	15,800,000	15,791,580
[c]	BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A Class A, 2.94% due 5/25/2029	1,685,515	1,722,917
[c]	CFG Investments Ltd., Series 2021-1 Class A, 4.70% due 5/20/2032	6,000,000	6,173,995
[c]	Conn’s Receivables Funding LLC, Series 2020-A Class A, 1.71% due 6/16/2025	2,073,349	2,073,661
[c]	Crossroads Asset Trust, Series 2021-A Class A2, 0.82% due 3/20/2024	7,000,000	7,016,102
	Dell Equipment Finance Trust,
[c]	Series 2020-1 Class A2, 2.26% due 6/22/2022	4,300,277	4,318,820
[c]	Series 2020-1 Class D, 5.92% due 3/23/2026	6,000,000	6,308,104
[c]	Dext ABS LLC, Series 2020-1 Class A, 1.46% due 2/16/2027	19,254,598	19,343,590
[c,e]	Diamond Infrastructure Funding LLC, Series 2021-1A Class A, 1.76% due 4/15/2049	36,000,000	35,495,478
	Diamond Resorts Owner Trust,
[c]	Series 2018-1 Class A, 3.70% due 1/21/2031	3,813,870	3,915,904
[c]	Series 2019-1A Class A, 2.89% due 2/20/2032	9,514,690	9,758,468
[c]	DLL Securitization Trust, Series 2017-A Class A4, 2.43% due 11/17/2025	57,585	57,621
[b,c]	ECAF I Ltd., Series 2015-1A Class A2, 4.947% due 6/15/2040	3,804,480	3,605,308
	Entergy New Orleans Storm Recovery Funding I LLC, Series 2015-1 Class A, 2.67% due 6/1/2027	5,636,808	5,720,930
[c]	ExteNet LLC, Series 2019-1A Class A2, 3.204% due 7/26/2049	9,855,000	10,118,675
	Foundation Finance Trust,
[c]	Series 2017-1A Class A, 3.30% due 7/15/2033	953,874	964,275
[c]	Series 2019-1A Class A, 3.86% due 11/15/2034	10,710,711	11,055,948
[c]	Series 2020-1A Class A, 3.54% due 7/16/2040	10,317,660	10,685,501
[c]	Series 2020-1A Class B, 4.62% due 7/16/2040	3,000,000	3,263,319
[c]	Series 2021-1A Class A, 1.27% due 5/15/2041	25,831,171	25,731,139
	Freed ABS Trust,
[c]	Series 2019-1 Class B, 3.87% due 6/18/2026	368,671	370,015
[c]	Series 2019-2 Class B, 3.19% due 11/18/2026	1,889,767	1,897,996
[c]	Series 2020-FP1 Class A, 2.52% due 3/18/2027	1,245,293	1,247,647
24 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[c]	Series 2021-1CP Class A, 0.66% due 3/20/2028	$ 5,500,393	$ 5,498,864
[c]	Series 2021-2 Class A, 0.68% due 6/19/2028	9,811,627	9,816,705
[c]	Goldman Home Improvement Trust, Series 2021-GRN2 Class A, 1.15% due 6/25/2051	32,735,081	32,506,815
[c]	Goodgreen Trust, Series 2021-1A Class A, 2.66% due 10/15/2056	23,895,614	24,092,700
	GoodLeap Sustainable Home Solutions Trust,
[c]	Series 2021-3CS Class A, 2.10% due 5/20/2048	19,119,095	18,967,115
[c]	Series 2021-4GS Class A, 1.93% due 7/20/2048	13,050,000	12,860,171
[a,c]	Gracie Point International Funding, Series 2020-B Class A, 1.486% (LIBOR 1 Month + 1.40%) due 5/2/2023	11,899,535	11,989,593
[a,b,c]	Greystone Commercial Real Estate Notes Ltd., Series 2021-FL3 Class A, 1.104% (LIBOR 1 Month + 1.02%) due 7/15/2039	21,350,000	21,330,074
	HERO Funding Trust,
[c]	Series 2015-1A Class A, 3.84% due 9/21/2040	3,495,827	3,626,806
[c]	Series 2017-2A Class A1, 3.28% due 9/20/2048	727,317	756,596
	Hilton Grand Vacations Trust,
[c]	Series 2019-AA Class A, 2.34% due 7/25/2033	7,220,899	7,428,232
[c]	Series 2020-AA Class A, 2.74% due 2/25/2039	1,359,512	1,417,878
[c]	HIN Timeshare Trust, Series 2020-A Class A, 1.39% due 10/9/2039	6,414,989	6,475,137
[c]	InStar Leasing III LLC, Series 2021-1A, 2.30% due 2/15/2054	9,686,176	9,766,851
	LendingPoint Asset Securitization Trust,
[c]	Series 2020-REV1 Class A, 2.731% due 10/15/2028	41,000,000	41,831,921
[c]	Series 2021-A Class A, 1.00% due 12/15/2028	17,189,158	17,195,073
[c,d]	Series 2021-B Class A, 1.11% due 2/15/2029	14,740,000	14,740,310
	LL ABS Trust,
[c]	Series 2020-1A Class A, 2.33% due 1/17/2028	4,479,747	4,502,882
[c]	Series 2021-1A Class A, 1.07% due 5/15/2029	20,484,836	20,458,527
[c]	Loanpal Solar Loan Ltd., Series 2021-1GS Class A, 2.29% due 1/20/2048	20,723,129	20,930,627
	Marlette Funding Trust,
[c]	Series 2019-2A Class A, 3.13% due 7/16/2029	59,914	59,958
[c]	Series 2019-4A Class A, 2.39% due 12/17/2029	828,477	830,593
[c]	Series 2019-4A Class B, 2.95% due 12/17/2029	1,500,000	1,518,203
[c]	Series 2020-2A Class A, 1.02% due 9/16/2030	420,082	420,129
[c]	Series 2021-1A Class A, 0.60% due 6/16/2031	10,371,868	10,371,326
[c]	Mosaic Solar Loan Trust, Series 2021 Class A, 2.10% due 4/20/2046	5,285,959	5,348,305
[a,c]	Nationstar HECM Loan Trust, Series 2020-1A Class A1, 1.269% due 9/25/2030	26,875,675	26,948,952
[c,e]	New Residential Advance Receivables Trust Advance Receivables Backed, Series 2020-T1 Class AT1, 1.426% due 8/15/2053	65,590,000	65,537,876
	NRZ Advance Receivables Trust,
[c]	Series 2020-T2 Class AT2, 1.475% due 9/15/2053	40,000,000	40,046,816
[c]	Series 2020-T2 Class BT2, 1.724% due 9/15/2053	3,000,000	3,006,894
[c]	Series 2020-T3 Class AT3, 1.317% due 10/15/2052	17,400,000	17,412,735
[c,e]	Ocwen Master Advance Receivables Trust, Series 2020-T1 Class AT1, 1.278% due 8/15/2052	56,025,000	55,996,298
	Oportun Funding LLC,
[c]	Series 2019-A Class B, 3.87% due 8/8/2025	7,500,000	7,614,091
[c]	Series 2020-1 Class A, 2.20% due 5/15/2024	4,483,422	4,497,540
	Pagaya AI Debt Selection Trust,
[c]	Series 2020-3 Class A, 2.10% due 5/17/2027	3,622,323	3,643,170
[c]	Series 2021-1 Class A, 1.18% due 11/15/2027	35,000,493	35,040,478
[c]	Series 2021-3 Class A, 1.15% due 5/15/2029	29,650,000	29,651,329
[c]	Series 2021-HG1 Class A, 1.22% due 1/16/2029	14,885,573	14,887,383
	Pawnee Equipment Receivables LLC,
[c]	Series 2019-1 Class A2, 2.29% due 10/15/2024	10,621,988	10,718,311
[c]	Series 2020-1 Class A, 1.37% due 11/17/2025	8,039,810	8,085,169
[c]	PFS Financing Corp., Series 2020-B Class A, 1.21% due 6/15/2024	15,600,000	15,701,848
	SCF Equipment Leasing LLC,
[c]	Series 2019-2A Class A1, 2.22% due 6/20/2024	4,150,847	4,175,364
[c]	Series 2019-2A Class C, 3.11% due 6/21/2027	3,000,000	3,118,196
[c]	Sierra Timeshare Receivables Funding LLC, Series 2019-1A Class A, 3.20% due 1/20/2036	1,479,129	1,526,184
[c]	Small Business Lending Trust, Series 2020-A Class A, 2.62% due 12/15/2026	2,336,286	2,341,579
	SoFi Consumer Loan Program Trust,
[c]	Series 2018-2 Class C, 4.25% due 4/26/2027	13,170,000	13,399,974
[c]	Series 2018-3 Class C, 4.67% due 8/25/2027	8,085,000	8,268,781
[c]	Series 2019-1 Class D, 4.42% due 2/25/2028	2,955,000	3,025,672
[c]	Series 2019-3 Class A, 2.90% due 5/25/2028	598,219	598,984
[c,e]	SpringCastle America Funding LLC, Series 2020-AA Class A, 1.97% due 9/25/2037	44,917,783	45,289,913
[c]	SPS Servicer Advance Receivables Trust, Series 2020-T2 Class A, 1.83% due 11/15/2055	6,000,000	6,049,108
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 25

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Theorem Funding Trust,
[c]	Series 2020-1A Class A, 2.48% due 10/15/2026	$ 4,724,677	$ 4,744,866
[c]	Series 2021-1A Class A, 1.21% due 12/15/2027	26,974,558	27,008,036
	Towd Point Mortgage Trust,
[a,c]	Series 2016-5 Class A1, 2.50% due 10/25/2056	3,272,275	3,318,665
[a,c]	Series 2017-1 Class A1, 2.75% due 10/25/2056	1,634,815	1,656,888
[a,c]	Series 2018-1 Class A1, 3.00% due 1/25/2058	659,634	673,083
[a,c]	Series 2018-2 Class A1, 3.25% due 3/25/2058	25,365,873	26,048,745
[a,c]	Series 2018-3 Class A1, 3.75% due 5/25/2058	4,097,776	4,285,436
[a,c]	Series 2018-6 Class A1A, 3.75% due 3/25/2058	6,139,321	6,284,775
[a,c]	Series 2019-HY2 Class 1, 1.086% (LIBOR 1 Month + 1.00%) due 5/25/2058	19,464,319	19,613,651
	Upstart Pass-Through Trust,
[c]	Series 2020-ST2 Class A, 3.50% due 3/20/2028	1,247,140	1,272,208
[c]	Series 2020-ST3 Class A, 3.35% due 4/20/2028	6,084,308	6,193,346
[c]	Series 2021-ST4 Class A, 2.00% due 7/20/2027	4,251,827	4,247,548
[c]	Series 2021-ST6 Class A, 1.85% due 8/20/2027	7,598,949	7,606,482
[c]	Series 2021-ST8, 1.75% due 10/20/2029	9,300,000	9,283,831
	Upstart Securitization Trust,
[c]	Series 2019-2 Class B, 3.734% due 9/20/2029	8,676,274	8,733,628
[c]	Series 2019-3 Class A, 2.684% due 1/21/2030	363,464	363,958
[c]	Series 2019-3 Class B, 3.829% due 1/21/2030	2,350,000	2,380,502
[c]	Series 2020-1 Class B, 3.093% due 4/22/2030	3,250,000	3,296,881
[c]	Series 2020-3 Class A, 1.702% due 11/20/2030	9,910,819	9,954,556
[c]	Series 2021-1 Class A, 0.87% due 3/20/2031	7,754,104	7,754,332
[c]	Series 2021-2 Class A, 0.91% due 6/20/2031	8,227,817	8,225,255
[c]	VB-S1 Issuer LLC, Series 2020-1A Class C2, 3.031% due 6/15/2050	6,500,000	6,775,967
			1,256,235,517
	Student Loan — 2.7%
	College Ave Student Loans LLC,
[a,c]	Series 2021-A Class A1, 1.186% (LIBOR 1 Month + 1.10%) due 7/25/2051	10,046,048	10,013,314
[c]	Series 2021-A Class A2, 1.60% due 7/25/2051	2,998,820	3,004,737
	Commonbond Student Loan Trust,
[c]	Series 18-CGS Class A1, 3.87% due 2/25/2046	3,007,585	3,103,088
[c]	Series 2020-1 Class A, 1.69% due 10/25/2051	22,178,071	22,539,238
[c]	Series 2021-AGS Class A, 1.20% due 3/25/2052	14,021,761	13,951,743
[c]	Series 2021-BGS Class A, 1.17% due 9/25/2051	15,750,000	15,694,849
[a,c]	Navient Private Education Loan Trust, Series 2015-AA Class A2B, 1.284% (LIBOR 1 Month + 1.20%) due 12/15/2028	1,646,224	1,656,682
	Navient Private Education Refi Loan Trust,
[a,c]	Series 2019-D Class A2B, 1.134% (LIBOR 1 Month + 1.05%) due 12/15/2059	12,495,562	12,616,273
[c]	Series 2021-A Class A, 0.84% due 5/15/2069	5,447,616	5,435,753
	Navient Student Loan Trust,
[a]	Series 2014-1 Class A3, 0.596% (LIBOR 1 Month + 0.51%) due 6/25/2031	6,496,874	6,355,295
[a,c]	Series 2016-6A Class A2, 0.836% (LIBOR 1 Month + 0.75%) due 3/25/2066	5,440,842	5,461,065
[a,c]	Series 2019-BA Class A2B, 1.064% (LIBOR 1 Month + 0.98%) due 12/15/2059	2,047,956	2,067,719
[a,c]	Nelnet Private Education Loan Trust, Series 2016-A Class A1A, 1.836% (LIBOR 1 Month + 1.75%) due 12/26/2040	1,649,933	1,656,320
	Nelnet Student Loan Trust,
[a,c]	Series 2013-1A Class A, 0.686% (LIBOR 1 Month + 0.60%) due 6/25/2041	4,354,517	4,338,809
[a,c]	Series 2015-2A Class A2, 0.686% (LIBOR 1 Month + 0.60%) due 9/25/2047	31,061,847	30,939,762
[a,c]	Series 2015-3A Class A2, 0.686% (LIBOR 1 Month + 0.60%) due 2/27/2051	2,142,020	2,137,087
[a,c]	Series 2021-CA Class AFL, 0.829% (LIBOR 1 Month + 0.74%) due 4/20/2062	19,400,000	19,428,461
[a,c]	Pennsylvania Higher Education Assistance Agency, Student Loan Trust, Series 2012-1A Class A1, 0.636% (LIBOR 1 Month + 0.55%) due 5/25/2057	1,028,677	1,021,302
[a,b,c]	Prodigy Finance DAC, Series 2021-1A Class A, 1.336% (LIBOR 1 Month + 1.25%) due 7/25/2051	6,248,181	6,261,429
	SLM Student Loan Trust,
[a]	Series 2011-2 Class A2, 1.286% (LIBOR 1 Month + 1.20%) due 10/25/2034	13,352,000	13,597,637
[a]	Series 2013-6 Class A3, 0.736% (LIBOR 1 Month + 0.65%) due 6/25/2055	31,328,125	31,618,741
	SMB Private Education Loan Trust,
[a,c]	Series 2015-A Class A3, 1.584% (LIBOR 1 Month + 1.50%) due 2/17/2032	10,000,000	10,114,644
[a,c]	Series 2020-A Class A1, 0.384% (LIBOR 1 Month + 0.30%) due 3/15/2027	449,324	449,341
[c]	Series 2020-B Class A1A, 1.29% due 7/15/2053	30,716,239	30,793,433
[a,c]	Series 2021-A Class A1, 0.584% (LIBOR 1 Month + 0.50%) due 1/15/2053	5,611,507	5,618,363
[a,c]	Series 2021-D Class A1B, 0.684% (LIBOR 1 Month + 0.60%) due 3/17/2053	12,300,000	12,313,409
26 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[c]	SoFi Professional Loan Program LLC, Series 2017-E Class A2B, 2.72% due 11/26/2040	$ 2,231,793	$ 2,255,967
[a,c]	Towd Point Asset Trust, Series 2021-SL1 Class A2, 0.80% (LIBOR 1 Month + 0.70%) due 11/20/2061	9,938,354	9,941,225
			284,385,686
	Total Asset Backed Securities (Cost $1,972,279,832)		1,991,797,052
	Corporate Bonds — 38.2%
	Automobiles & Components — 1.6%
	Automobiles — 1.6%
[a,b,c,e]	BMW Finance NV, 0.913% (LIBOR 3 Month + 0.79%) due 8/12/2022	25,800,000	25,961,508
	BMW US Capital LLC,
[a,c]	0.43% (SOFR + 0.38%) due 8/12/2024	18,065,000	18,154,602
[c]	2.95% due 4/14/2022	1,894,000	1,921,236
	Daimler Finance North America LLC,
[a,c]	1.025% (LIBOR 3 Month + 0.90%) due 2/15/2022	19,050,000	19,107,722
[c]	2.125% due 3/10/2025	16,900,000	17,429,984
[c]	3.40% due 2/22/2022	6,000,000	6,071,640
[c]	3.70% due 5/4/2023	4,725,000	4,956,147
[c]	Harley-Davidson Financial Services, Inc., Series CO, 4.05% due 2/4/2022	7,976,000	8,072,749
	Hyundai Capital America,
[c]	0.875% due 6/14/2024	8,710,000	8,665,405
[c]	1.00% due 9/17/2024	4,639,000	4,630,000
[c]	1.65% due 9/17/2026	2,105,000	2,086,223
[c]	1.80% due 10/15/2025 - 1/10/2028	9,765,000	9,712,171
[c]	2.375% due 2/10/2023	11,460,000	11,711,432
[c]	2.75% due 9/27/2026	3,477,000	3,604,258
[c]	3.95% due 2/1/2022	13,767,000	13,916,923
	Hyundai Capital Services, Inc.,
[b,c]	1.25% due 2/8/2026	2,970,000	2,919,243
[b,c]	3.75% due 3/5/2023	2,029,000	2,115,334
[a,c]	Nissan Motor Acceptance Co. LLC, 0.779% (LIBOR 3 Month + 0.65%) due 7/13/2022	1,560,000	1,560,967
	Trading Companies & Distributors — 0.0%
[b,c]	Mitsubishi HC Capital, Inc., 3.406% due 2/28/2022	2,800,000	2,826,348
			165,423,892
	Banks — 1.0%
	Banks — 1.0%
[a]	Capital One NA, 0.945% (LIBOR 3 Month + 0.82%) due 8/8/2022	28,150,000	28,291,594
[a]	Citizens Bank NA/Providence RI, 1.082% (LIBOR 3 Month + 0.95%) due 3/29/2023	20,500,000	20,699,670
[a,b,c]	NBK SPC Ltd., 1.625% (SOFR + 1.05%) due 9/15/2027	9,886,000	9,764,896
	Santander Holdings USA, Inc.,
	3.244% due 10/5/2026	6,823,000	7,289,284
	3.45% due 6/2/2025	4,453,000	4,766,536
	4.40% due 7/13/2027	4,940,000	5,548,410
	Sumitomo Mitsui Trust Bank Ltd.,
[b,c]	0.80% due 9/12/2023	14,760,000	14,846,789
[b,c]	0.85% due 3/25/2024	6,550,000	6,563,035
	Zions Bancorp NA, 3.35% due 3/4/2022	6,750,000	6,818,580
			104,588,794
	Capital Goods — 0.9%
	Aerospace & Defense — 0.3%
	Boeing Co., 2.196% due 2/4/2026	6,256,000	6,305,673
	Teledyne Technologies, Inc.,
	2.25% due 4/1/2028	14,951,000	15,198,289
	2.75% due 4/1/2031	7,501,000	7,677,724
	Industrial Conglomerates — 0.0%
	Trane Technologies Co. LLC, 6.391% due 11/15/2027	3,000,000	3,632,580
	Machinery — 0.6%
	Flowserve Corp.,
	3.50% due 10/1/2030	8,414,000	8,819,723
	4.00% due 11/15/2023	2,595,000	2,747,093
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 27

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[c]	Huntington Ingalls Industries, Inc., 2.043% due 8/16/2028	$ 17,717,000	$ 17,485,262
	nVent Finance Sarl,
[b]	3.95% due 4/15/2023	7,980,000	8,300,158
[b]	4.55% due 4/15/2028	7,023,000	7,712,237
[a]	Otis Worldwide Corp., 0.595% (LIBOR 3 Month + 0.45%) due 4/5/2023	9,850,000	9,842,317
	Westinghouse Air Brake Technologies Corp., 4.40% due 3/15/2024	3,853,000	4,143,246
			91,864,302
	Commercial & Professional Services — 0.1%
	Commercial Services & Supplies — 0.1%
	Quanta Services, Inc., 0.95% due 10/1/2024	9,321,000	9,322,585
			9,322,585
	Consumer Durables & Apparel — 0.2%
	Household Durables — 0.2%
	Panasonic Corp.,
[b,c,e]	2.536% due 7/19/2022	16,810,000	17,055,762
[b,c]	2.679% due 7/19/2024	2,000,000	2,093,140
			19,148,902
	Diversified Financials — 7.0%
	Capital Markets — 2.1%
	Ares Capital Corp., 3.25% due 7/15/2025	2,276,000	2,391,029
[c]	Blackstone Private Credit Fund, 2.625% due 12/15/2026	14,089,000	14,058,709
[a]	Charles Schwab Corp., 0.55% (SOFR + 0.50%) due 3/18/2024	18,814,000	18,943,628
	Hercules Capital, Inc., 2.625% due 9/16/2026	14,120,000	14,114,352
	Legg Mason, Inc., 4.75% due 3/15/2026	5,000,000	5,731,800
[b,c]	LSEGA Financing plc, 1.375% due 4/6/2026	9,720,000	9,681,703
	Main Street Capital Corp., 3.00% due 7/14/2026	8,163,000	8,322,995
	Owl Rock Capital Corp., 2.875% due 6/11/2028	31,933,000	31,850,293
[c]	Owl Rock Core Income Corp., 3.125% due 9/23/2026	17,668,000	17,457,221
	Owl Rock Technology Finance Corp.,
	2.50% due 1/15/2027	24,711,000	24,822,694
[c]	3.75% due 6/17/2026	12,276,000	12,965,788
[c]	4.75% due 12/15/2025	17,883,000	19,547,013
	Sixth Street Specialty Lending, Inc.,
	2.50% due 8/1/2026	2,777,000	2,808,158
	3.875% due 11/1/2024	22,626,000	24,093,070
	SLR Investment Corp., 4.50% due 1/20/2023	13,191,000	13,560,612
	Consumer Finance — 0.2%
[a,c]	Wells Fargo Bank NA, 1.00% (LIBOR 3 Month + 0.20%) due 5/18/2022	14,750,000	14,828,323
	Diversified Financial Services — 4.4%
	Antares Holdings LP,
[c]	2.75% due 1/15/2027	13,630,000	13,635,725
[c]	3.95% due 7/15/2026	7,750,000	8,174,158
	Bank of America Corp.,
[a]	0.529% (BSBY3M + 0.43%) due 5/28/2024	5,093,000	5,108,228
[a]	0.976% (SOFR + 0.69%) due 4/22/2025	9,525,000	9,573,958
[a]	1.197% (SOFR + 1.01%) due 10/24/2026	7,639,000	7,574,756
[a]	1.734% (SOFR + 0.96%) due 7/22/2027	3,632,000	3,650,777
[a,b]	Barclays plc, 1.505% (LIBOR 3 Month + 1.38%) due 5/16/2024	17,500,000	17,795,750
	BNP Paribas SA,
[a,b,c]	1.323% (SOFR + 1.00%) due 1/13/2027	7,000,000	6,888,770
[a,b,c]	2.159% (SOFR + 1.22%) due 9/15/2029	3,650,000	3,620,837
[a,b,c]	2.219% (SOFR + 2.07%) due 6/9/2026	4,800,000	4,926,864
	Citigroup, Inc.,
[a]	0.719% (SOFR + 0.67%) due 5/1/2025	5,753,000	5,781,592
[a]	0.82% (SOFR + 0.77%) due 6/9/2027	17,355,000	17,381,380
[a]	1.462% (SOFR + 0.77%) due 6/9/2027	11,526,000	11,464,912
[a]	3.106% (SOFR + 2.84%) due 4/8/2026	4,265,000	4,528,278
	3.40% due 5/1/2026	2,425,000	2,639,807
[a,e]	4.412% (SOFR + 3.91%) due 3/31/2031	10,815,000	12,483,538
28 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Deutsche Bank AG,
[b]	0.898% due 5/28/2024	$ 10,952,000	$ 10,941,377
[a,b,e]	1.354% (LIBOR 3 Month + 1.23%) due 2/27/2023	17,100,000	17,261,937
[b]	5.00% due 2/14/2022	6,350,000	6,454,394
	Goldman Sachs Group, Inc.,
[a]	0.55% (SOFR + 0.50%) due 9/10/2024	10,786,000	10,792,148
[a]	0.65% (SOFR + 0.50%) due 7/16/2024	14,450,000	14,378,472
[a]	0.87% (SOFR + 0.82%) due 9/10/2027	10,881,000	10,880,130
	HSBC Holdings plc,
[a,b]	1.589% (SOFR + 1.29%) due 5/24/2027	6,100,000	6,062,729
[a,b]	1.645% (SOFR + 1.54%) due 4/18/2026	3,025,000	3,042,848
[a,b]	2.013% (SOFR + 1.73%) due 9/22/2028	9,550,000	9,543,888
[a,b]	2.099% (SOFR + 1.93%) due 6/4/2026	6,800,000	6,943,888
[a,b]	2.206% (SOFR + 1.29%) due 8/17/2029	3,500,000	3,474,380
	JPMorgan Chase & Co.,
[a]	0.935% (SOFR + 0.89%) due 4/22/2027	10,389,000	10,515,642
[a]	1.04% (SOFR + 0.70%) due 2/4/2027	3,351,000	3,287,432
[a,e]	1.045% (SOFR + 0.80%) due 11/19/2026	12,371,000	12,174,796
[a]	2.069% (SOFR + 1.02%) due 6/1/2029	4,897,000	4,907,773
[a]	0.63% (SOFR + 0.58%) due 6/23/2025	29,209,000	29,339,564
[a,b]	Lloyds Banking Group plc, 3.87% (H15T1Y + 3.50%) due 7/9/2025	3,500,000	3,773,035
	Mitsubishi UFJ Financial Group, Inc.,
[a,b,e]	0.953% (H15T1Y + 0.55%) due 7/19/2025	14,075,000	14,096,394
[a,b]	1.538% (H15T1Y + 0.75%) due 7/20/2027	4,800,000	4,793,328
[b]	2.623% due 7/18/2022	10,800,000	11,000,988
	Mizuho Financial Group, Inc.,
[a,b]	0.759% (LIBOR 3 Month + 0.63%) due 5/25/2024	4,854,000	4,882,978
[a,b]	2.226% (LIBOR 3 Month + 0.83%) due 5/25/2026	4,800,000	4,936,416
[a,b]	3.922% (LIBOR 3 Month + 1.00%) due 9/11/2024	10,850,000	11,523,785
	Morgan Stanley,
[a]	0.75% (SOFR + 0.70%) due 1/20/2023	15,775,000	15,802,291
[a]	0.791% (SOFR + 0.51%) due 1/22/2025	11,785,000	11,792,660
	National Securities Clearing Corp.,
[c]	0.75% due 12/7/2025	12,550,000	12,348,070
[c]	1.50% due 4/23/2025	7,000,000	7,102,270
	Natwest Group plc,
[a,b]	1.595% (LIBOR 3 Month + 1.47%) due 5/15/2023	1,952,000	1,967,928
[a,b]	1.642% (H15T1Y + 0.90%) due 6/14/2027	3,000,000	2,998,080
	Societe Generale SA,
[a,b,c]	1.792% (H15T1Y + 1.00%) due 6/9/2027	4,933,000	4,905,030
[b,c]	2.625% due 1/22/2025	4,000,000	4,155,120
[b,c]	3.875% due 3/28/2024	8,000,000	8,553,600
[b,c]	4.25% due 9/14/2023	9,000,000	9,597,510
[b]	Sumitomo Mitsui Financial Group, Inc., 0.948% due 1/12/2026	11,650,000	11,456,843
[a,b,c]	UBS AG, 0.50% (SOFR + 0.45%) due 8/9/2024	2,800,000	2,816,856
[a,b,c]	UBS Group AG, 1.494% (H15T1Y + 0.85%) due 8/10/2027	7,121,000	7,043,808
	Western Union Co., 2.85% due 1/10/2025	7,256,000	7,610,093
	Insurance — 0.3%
[c]	Global Atlantic Fin Co., 4.40% due 10/15/2029	27,285,000	29,975,574
			723,540,773
	Energy — 2.9%
	Energy Equipment & Services — 0.0%
[c]	Hanwha Energy USA Holdings Corp., 2.375% due 7/30/2022	5,100,000	5,172,573
[b,c,f,g]	Schahin II Finance Co. SPV Ltd., 5.875% due 9/25/2023	3,997,362	205,984
	Oil, Gas & Consumable Fuels — 2.9%
[a]	BP Capital Markets America, Inc., 0.772% (LIBOR 3 Month + 0.65%) due 9/19/2022	6,771,000	6,801,673
	Buckeye Partners LP, 4.15% due 7/1/2023	7,000,000	7,237,650
[c]	Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., 4.15% due 8/15/2026	9,168,000	10,181,522
	EQM Midstream Partners LP, Series 5Y, 4.75% due 7/15/2023	3,853,000	4,030,816
	Florida Gas Transmission Co. LLC,
[c]	2.30% due 10/1/2031	10,778,000	10,602,319
[c]	3.875% due 7/15/2022	10,435,000	10,617,508
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 29

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Galaxy Pipeline Assets Bidco Ltd.,
[b,c]	1.75% due 9/30/2027	$ 33,993,408	$ 34,396,909
[b,c]	2.16% due 3/31/2034	10,040,000	9,875,143
[b,c]	Gazprom PJSC via Gaz Finance plc, 3.50% due 7/14/2031	32,475,000	32,363,286
	Gray Oak Pipeline LLC,
[c]	2.00% due 9/15/2023	7,678,000	7,830,485
[c]	3.45% due 10/15/2027	12,955,000	13,681,905
	Gulf South Pipeline Co. LP, 4.00% due 6/15/2022	19,600,000	19,902,428
[b,c]	Harvest Operations Corp., 1.00% due 4/26/2024	10,890,000	10,898,168
	HollyFrontier Corp., 2.625% due 10/1/2023	4,986,000	5,149,790
[b,c]	Lukoil International Finance BV, 6.656% due 6/7/2022	4,625,000	4,803,479
[c]	Midwest Connector Capital Co. LLC, 4.625% due 4/1/2029	16,535,000	17,773,141
	NuStar Logistics LP, 4.75% due 2/1/2022	5,000,000	5,014,300
[b]	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States), 6.50% due 1/23/2029	10,007,000	10,281,292
	SA Global Sukuk Ltd.,
[b,c]	0.946% due 6/17/2024	14,331,000	14,195,715
[b,c]	1.602% due 6/17/2026	16,124,000	16,050,797
	Sinopec Group Overseas Development 2018 Ltd.,
[b,c]	1.45% due 1/8/2026	20,550,000	20,494,721
[b,c]	3.75% due 9/12/2023	11,800,000	12,459,384
[c]	Tennessee Gas Pipeline Co. LLC, 2.90% due 3/1/2030	11,946,000	12,349,894
			302,370,882
	Food & Staples Retailing — 0.3%
	Food & Staples Retailing — 0.3%
	7-Eleven, Inc.,
[c]	0.625% due 2/10/2023	5,947,000	5,948,725
[c]	0.80% due 2/10/2024	18,780,000	18,769,295
	Walgreens Boots Alliance, Inc., 3.20% due 4/15/2030	9,524,000	10,182,108
			34,900,128
	Food, Beverage & Tobacco — 1.0%
	Beverages — 0.6%
	Becle SAB de CV,
[b,c,d]	2.50% due 10/14/2031	24,509,000	24,258,028
[b,c]	3.75% due 5/13/2025	31,419,000	34,183,244
	Food Products — 0.2%
[a]	General Mills, Inc., 1.144% (LIBOR 3 Month + 1.01%) due 10/17/2023	2,475,000	2,516,976
	Ingredion, Inc., 2.90% due 6/1/2030	14,725,000	15,379,526
	Tobacco — 0.2%
	Altria Group, Inc., 3.40% due 5/6/2030	4,870,000	5,142,379
	BAT Capital Corp.,
	2.726% due 3/25/2031	2,950,000	2,907,491
	3.557% due 8/15/2027	5,838,000	6,289,569
	BAT International Finance plc,
[b]	1.668% due 3/25/2026	4,764,000	4,766,382
[b,c]	3.95% due 6/15/2025	3,000,000	3,260,190
[b,c]	Imperial Brands Finance plc, 3.50% due 7/26/2026	3,000,000	3,216,300
			101,920,085
	Health Care Equipment & Services — 1.1%
	Health Care Equipment & Supplies — 0.2%
[c]	Alcon Finance Corp., 2.60% due 5/27/2030	4,800,000	4,910,736
	Dentsply Sirona, Inc., 3.25% due 6/1/2030	4,755,000	5,063,838
	Zimmer Biomet Holdings, Inc., 3.55% due 3/20/2030	13,574,000	14,840,997
	Health Care Providers & Services — 0.9%
	AmerisourceBergen Corp.,
	0.737% due 3/15/2023	14,719,000	14,740,490
	2.80% due 5/15/2030	6,205,000	6,432,661
	Catholic Health Initiatives, 2.95% due 11/1/2022	7,000,000	7,185,570
[c,e]	Highmark, Inc., 1.45% due 5/10/2026	25,450,000	25,252,508
	Humana, Inc., 0.65% due 8/3/2023	17,668,000	17,678,071
	Laboratory Corp. of America Holdings, 1.55% due 6/1/2026	19,555,000	19,597,043
30 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
			115,701,914
	Household & Personal Products — 0.1%
	Household Products — 0.1%
	Kimberly-Clark de Mexico SAB de CV,
[b,c]	2.431% due 7/1/2031	$ 5,330,000	$ 5,312,678
[b,c]	3.80% due 4/8/2024	3,900,000	4,139,499
			9,452,177
	Insurance — 5.5%
	Insurance — 5.5%
[b,c]	AIA Group Ltd., 3.375% due 4/7/2030	4,800,000	5,197,392
[b,c]	Ascot Group Ltd., 4.25% due 12/15/2030	4,528,000	4,769,161
[c]	Belrose Funding Trust, 2.33% due 8/15/2030	9,685,000	9,554,930
	Brighthouse Financial Global Funding,
[a,c]	0.81% (SOFR + 0.76%) due 4/12/2024	7,247,000	7,299,758
[c]	1.55% due 5/24/2026	7,538,000	7,552,021
	Brighthouse Financial, Inc., 5.625% due 5/15/2030	10,707,000	12,940,694
[b,c]	DaVinciRe Holdings Ltd., 4.75% due 5/1/2025	10,260,000	10,968,658
	Enstar Group Ltd.,
[b]	3.10% due 9/1/2031	8,016,000	7,895,279
[b]	4.95% due 6/1/2029	16,116,000	18,249,758
	Equitable Financial Life Global Funding,
[c]	1.00% due 1/9/2026	8,665,000	8,504,091
[c]	1.30% due 7/12/2026	9,820,000	9,734,271
[c]	1.40% due 7/7/2025 - 8/27/2027	19,048,000	19,012,127
[c]	1.80% due 3/8/2028	10,616,000	10,551,773
	F&G Global Funding,
[c]	1.75% due 6/30/2026	32,026,000	32,221,359
[c]	2.00% due 9/20/2028	17,963,000	17,697,866
	Fairfax Financial Holdings Ltd.,
[b,c]	3.375% due 3/3/2031	5,261,000	5,462,812
[b]	4.625% due 4/29/2030	19,677,000	22,181,095
[b,c]	Fidelis Insurance Holdings Ltd., 4.875% due 6/30/2030	17,531,000	19,069,521
	Fidelity National Financial, Inc.,
	2.45% due 3/15/2031	4,613,000	4,592,703
	3.40% due 6/15/2030	11,286,000	12,126,017
	First American Financial Corp., 4.00% due 5/15/2030	4,845,000	5,333,424
	GA Global Funding Trust,
[a,c]	0.55% (SOFR + 0.50%) due 9/13/2024	14,424,000	14,468,426
[c]	1.00% due 4/8/2024	9,000,000	9,040,050
[c]	Guardian Life Global Funding, 0.875% due 12/10/2025	19,567,000	19,336,109
	Horace Mann Educators Corp., 4.50% due 12/1/2025	4,800,000	5,248,368
	Infinity Property & Casualty Corp., 5.00% due 9/19/2022	4,690,000	4,875,536
[c]	Jackson National Life Global Funding, 3.25% due 1/30/2024	10,000,000	10,583,500
[c]	MassMutual Global Funding II, 2.95% due 1/11/2025	15,000,000	15,932,700
	Mercury General Corp., 4.40% due 3/15/2027	3,751,000	4,234,992
	Metropolitan Life Global Funding I,
[a,c]	0.37% (SOFR + 0.32%) due 1/7/2024	14,683,000	14,723,085
[c]	0.40% due 1/7/2024	9,789,000	9,749,159
	New York Life Global Funding,
[a,c]	0.27% (SOFR + 0.22%) due 2/2/2023	14,125,000	14,137,430
[a,c,e]	0.53% (SOFR + 0.48%) due 6/9/2026	49,075,000	49,244,309
[a,c]	Pacific Life Global Funding II, 0.67% (SOFR + 0.62%) due 6/4/2026	13,475,000	13,556,793
[a,c]	Principal Life Global Funding II, 0.50% (SOFR + 0.45%) due 4/12/2024	6,725,000	6,744,166
[c]	Protective Life Corp., 3.40% due 1/15/2030	19,740,000	20,975,921
[c]	Protective Life Global Funding, 1.618% due 4/15/2026	14,716,000	14,856,538
	Reliance Standard Life Global Funding II,
[c]	1.512% due 9/28/2026	10,762,000	10,707,544
[c]	2.75% due 5/7/2025	13,490,000	14,151,280
[c]	3.85% due 9/19/2023	9,950,000	10,566,801
[c]	Sammons Financial Group, Inc., 4.45% due 5/12/2027	7,950,000	8,878,640
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 31

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[c]	Security Benefit Global Funding, 1.25% due 5/17/2024	$ 37,488,000	$ 37,754,540
[b]	Sompo International Holdings Ltd., 4.70% due 10/15/2022	5,000,000	5,199,550
			565,880,147
	Materials — 0.9%
	Chemicals — 0.4%
[c]	Chevron Phillips Chemical Co. LLC/Chevron Phillips Chemical Co. LP, 5.125% due 4/1/2025	9,870,000	11,210,544
[b,c]	OCP SA, 5.625% due 4/25/2024	8,555,000	9,274,561
	Phosagro OAO Via Phosagro Bond Funding DAC,
[b,c]	2.60% due 9/16/2028	7,600,000	7,588,904
[b,c]	3.05% due 1/23/2025	2,525,000	2,619,258
[b,c]	3.949% due 4/24/2023	13,700,000	14,184,706
	Construction Materials — 0.1%
	Martin Marietta Materials, Inc., 0.65% due 7/15/2023	14,635,000	14,660,172
	Containers & Packaging — 0.3%
[b,c]	CCL Industries, Inc., 3.05% due 6/1/2030	9,810,000	10,227,612
[c]	Graphic Packaging International LLC, 1.512% due 4/15/2026	6,873,000	6,868,395
[c]	Silgan Holdings, Inc., 1.40% due 4/1/2026	10,204,000	10,050,736
	Metals & Mining — 0.1%
[b]	AngloGold Ashanti Holdings plc (Guaranty: AngloGold Ashanti Ltd.), 5.125% due 8/1/2022	6,500,000	6,700,590
[b,c]	Newcrest Finance Pty Ltd., 3.25% due 5/13/2030	2,961,000	3,151,836
			96,537,314
	Pharmaceuticals, Biotechnology & Life Sciences — 0.6%
	Biotechnology — 0.4%
	Gilead Sciences, Inc., 0.75% due 9/29/2023	6,817,000	6,817,682
	Regeneron Pharmaceuticals, Inc., 1.75% due 9/15/2030	13,132,000	12,479,077
	Royalty Pharma plc,
[b]	1.20% due 9/2/2025	7,532,000	7,479,728
[b]	1.75% due 9/2/2027	11,312,000	11,259,512
	Pharmaceuticals — 0.2%
	AbbVie, Inc., 3.45% due 3/15/2022	5,000,000	5,044,900
[a,b]	AstraZeneca plc, 0.789% (LIBOR 3 Month + 0.67%) due 8/17/2023	10,524,000	10,625,346
[c]	Bayer US Finance II LLC, 4.25% due 12/15/2025	2,500,000	2,761,700
[c]	Viatris, Inc., 2.30% due 6/22/2027	4,935,000	5,040,609
			61,508,554
	Real Estate — 1.4%
	Equity Real Estate Investment Trusts — 1.3%
	American Tower Corp.,
	1.45% due 9/15/2026	4,969,000	4,945,149
	1.50% due 1/31/2028	15,000,000	14,547,900
	2.40% due 3/15/2025	7,375,000	7,668,894
	3.375% due 5/15/2024	5,475,000	5,825,893
	Crown Castle International Corp.,
	1.05% due 7/15/2026	14,604,000	14,305,494
	2.10% due 4/1/2031	23,636,000	22,789,595
	SBA Tower Trust,
[c]	1.631% due 5/15/2051	26,000,000	25,934,748
[c]	2.836% due 1/15/2050	12,525,000	12,971,832
[c]	3.448% due 3/15/2048	2,085,000	2,111,321
	Service Properties Trust,
	4.35% due 10/1/2024	10,161,000	10,296,141
	4.65% due 3/15/2024	4,233,000	4,295,267
	5.25% due 2/15/2026	4,020,000	4,047,095
	Vornado Realty LP,
	2.15% due 6/1/2026	3,500,000	3,557,785
	3.40% due 6/1/2031	2,916,000	3,018,206
	Mortgage Real Estate Investment Trusts — 0.1%
[d]	Sun Communities Operating LP, 2.30% due 11/1/2028	13,878,000	13,909,087
			150,224,407
	Retailing — 0.3%
32 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Internet & Direct Marketing Retail — 0.1%
	Booking Holdings, Inc., 4.625% due 4/13/2030	$ 7,323,000	$ 8,708,878
	Specialty Retail — 0.2%
	Advance Auto Parts, Inc.,
	1.75% due 10/1/2027	4,763,000	4,744,615
	3.90% due 4/15/2030	15,465,000	17,106,764
			30,560,257
	Semiconductors & Semiconductor Equipment — 0.9%
	Semiconductors & Semiconductor Equipment — 0.9%
[b]	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875% due 1/15/2027	4,565,000	5,017,802
	Broadcom, Inc.,
[c]	3.187% due 11/15/2036	9,524,000	9,496,342
	3.459% due 9/15/2026	3,127,000	3,379,599
	4.11% due 9/15/2028	15,820,000	17,621,265
	4.15% due 11/15/2030	2,980,000	3,304,671
[c]	Microchip Technology, Inc., 0.972% due 2/15/2024	18,694,000	18,702,786
	Micron Technology, Inc.,
	4.663% due 2/15/2030	4,150,000	4,795,782
	5.327% due 2/6/2029	7,690,000	9,150,792
	SK Hynix, Inc.,
[b,c]	1.00% due 1/19/2024	6,800,000	6,772,528
[b,c]	1.50% due 1/19/2026	10,200,000	10,071,990
	Skyworks Solutions, Inc., 1.80% due 6/1/2026	3,574,000	3,616,817
			91,930,374
	Software & Services — 2.1%
	Information Technology Services — 0.9%
	Block Financial LLC, 2.50% due 7/15/2028	10,392,000	10,521,069
	DXC Technology Co., 2.375% due 9/15/2028	31,549,000	31,246,761
[b]	Genpact Luxembourg Sarl, 3.375% due 12/1/2024	7,160,000	7,633,634
[b]	Genpact Luxembourg Sarl/Genpact USA, Inc., 1.75% due 4/10/2026	14,899,000	14,972,750
	Leidos, Inc., 2.30% due 2/15/2031	8,489,000	8,285,009
	Moody’s Corp., 3.75% due 3/24/2025	8,127,000	8,836,243
	Total System Services, Inc., 4.00% due 6/1/2023	3,835,000	4,044,314
[c]	Wipro IT Services LLC, 1.50% due 6/23/2026	10,647,000	10,590,997
	Interactive Media & Services — 0.2%
	Baidu, Inc.,
[b]	1.72% due 4/9/2026	7,251,000	7,265,792
[b]	3.875% due 9/29/2023	6,000,000	6,335,460
[b]	4.375% due 5/14/2024	6,376,000	6,902,211
	Internet Software & Services — 0.4%
[b,c]	Prosus NV, 3.061% due 7/13/2031	20,870,000	20,389,364
	Tencent Holdings Ltd.,
[b,c]	1.81% due 1/26/2026	9,800,000	9,883,790
[b,c]	2.39% due 6/3/2030	12,650,000	12,449,877
	Software — 0.6%
[c]	Infor, Inc., 1.75% due 7/15/2025	12,382,000	12,553,491
	Oracle Corp.,
	1.65% due 3/25/2026	15,136,000	15,349,720
	2.30% due 3/25/2028	7,482,000	7,654,535
	VMware, Inc.,
	1.00% due 8/15/2024	3,304,000	3,315,167
	4.50% due 5/15/2025	15,043,000	16,762,716
			214,992,900
	Technology Hardware & Equipment — 2.2%
	Communications Equipment — 0.4%
	Motorola Solutions, Inc., 2.30% due 11/15/2030	1,582,000	1,553,967
[b,e]	Telefonaktiebolaget LM Ericsson, 4.125% due 5/15/2022	39,814,000	40,669,205
	Electronic Equipment, Instruments & Components — 0.7%
[b]	Flex Ltd., 4.875% due 5/12/2030	15,741,000	18,180,540
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 33

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[c]	SYNNEX Corp., 1.75% due 8/9/2026	$ 28,691,000	$ 28,410,689
	Trimble, Inc., 4.75% due 12/1/2024	17,000,000	18,808,290
	Vontier Corp.,
[c]	1.80% due 4/1/2026	5,272,000	5,246,167
[c]	2.40% due 4/1/2028	3,766,000	3,725,139
	Technology Hardware, Storage & Peripherals — 1.1%
	Dell International LLC/EMC Corp., 4.90% due 10/1/2026	18,299,000	21,069,103
	Hewlett Packard Enterprise Co., 4.65% due 10/1/2024	7,560,000	8,349,415
	HP, Inc.,
[c]	1.45% due 6/17/2026	19,632,000	19,558,969
[e]	3.00% due 6/17/2027	22,397,000	23,962,326
	Lenovo Group Ltd.,
[b]	4.75% due 3/29/2023	23,028,000	24,162,820
[b]	5.875% due 4/24/2025	10,600,000	11,954,998
	NetApp, Inc., 2.375% due 6/22/2027	3,453,000	3,601,962
			229,253,590
	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 0.6%
	AT&T, Inc.,
	0.90% due 3/25/2024	9,625,000	9,638,571
	1.65% due 2/1/2028	2,905,000	2,878,303
	1.70% due 3/25/2026	9,905,000	10,033,270
	2.55% due 12/1/2033	1,016,000	999,703
	NBN Co. Ltd.,
[b,c,e]	1.45% due 5/5/2026	29,450,000	29,371,074
[b,c,d]	1.625% due 1/8/2027	9,800,000	9,773,050
	Qwest Corp., 6.75% due 12/1/2021	3,000,000	3,026,430
	Wireless Telecommunication Services — 0.7%
[e]	Sprint Communications, Inc., 9.25% due 4/15/2022	67,194,000	70,116,939
			135,837,340
	Transportation — 0.3%
	Air Freight & Logistics — 0.1%
	TTX Co.,
[c]	4.15% due 1/15/2024	6,000,000	6,441,960
[c]	5.453% due 1/2/2022	246,653	249,714
	Airlines — 0.2%
	American Airlines Pass Through Trust, Series 2013-2 Class A, 4.95% due 7/15/2024	1,363,631	1,396,972
	US Airways Pass Through Trust,
	Series 2010-1 Class A, 6.25% due 10/22/2024	2,662,668	2,739,087
	Series 2013-1 Class B, 5.375% due 5/15/2023	18,169,966	18,125,631
	Diversified Consumer Services — 0.0%
	University of Chicago, Series 12-B, 3.065% due 10/1/2024	532,000	548,024
			29,501,388
	Utilities — 6.5%
	Electric Utilities — 6.1%
	AEP Texas, Inc., 2.10% due 7/1/2030	14,455,000	14,156,938
[c]	Alexander Funding Trust, 1.841% due 11/15/2023	29,610,000	30,148,606
	Alliant Energy Finance LLC,
[c]	1.40% due 3/15/2026	5,240,000	5,162,815
[c]	3.75% due 6/15/2023	9,673,000	10,143,495
	Ameren Corp.,
	1.75% due 3/15/2028	9,990,000	9,794,096
	3.50% due 1/15/2031	6,670,000	7,261,829
	American Electric Power Co., Inc.,
	0.75% due 11/1/2023	9,667,000	9,667,483
	2.30% due 3/1/2030	14,211,000	14,155,861
	Appalachian Power Co., 3.40% due 6/1/2025	7,000,000	7,502,740
	Avangrid, Inc.,
	3.15% due 12/1/2024	8,870,000	9,451,340
	3.20% due 4/15/2025	9,395,000	10,010,466
34 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Black Hills Corp.,
	1.037% due 8/23/2024	$ 28,045,000	$ 28,050,329
	2.50% due 6/15/2030	5,490,000	5,562,523
[c]	Caledonia Generating LLC, 1.95% due 2/28/2034	21,093,436	20,894,525
[a]	CenterPoint Energy, Inc., 0.70% (SOFR + 0.65%) due 5/13/2024	2,289,000	2,293,990
	Comision Federal de Electricidad,
[b,c]	3.348% due 2/9/2031	31,040,000	30,578,435
[b]	5.00% due 9/29/2036	1,738,000	1,828,446
	Consolidated Edison Co. of New York, Inc., 3.35% due 4/1/2030	6,835,000	7,479,062
	Consolidated Edison, Inc., 0.65% due 12/1/2023	34,039,000	34,038,660
	Dominion Energy, Inc., 3.60% due 3/15/2027	29,576,000	32,529,755
	Edison International, 2.40% due 9/15/2022	4,900,000	4,979,674
	Enel Finance International NV,
[b,c]	1.375% due 7/12/2026	12,250,000	12,169,395
[b,c]	1.875% due 7/12/2028	5,750,000	5,713,660
	Entergy Arkansas LLC, 4.00% due 6/1/2028	3,965,000	4,462,607
	Entergy Louisiana LLC, 0.62% due 11/17/2023	6,555,000	6,555,655
	Entergy Mississippi LLC, 3.25% due 12/1/2027	4,727,000	5,064,130
	Entergy Texas, Inc.,
	1.50% due 9/1/2026	8,640,000	8,481,024
	3.45% due 12/1/2027	12,000,000	12,843,720
	Eversource Energy, 3.80% due 12/1/2023	12,395,000	13,207,244
	Exelon Corp., 4.05% due 4/15/2030	9,640,000	10,912,384
[c]	ITC Holdings Corp., 2.95% due 5/14/2030	14,800,000	15,546,068
[c]	Jersey Central Power & Light Co., 4.30% due 1/15/2026	9,414,000	10,381,665
[c]	Liberty Utilities Finance GP 1, 2.05% due 9/15/2030	11,980,000	11,592,447
[c]	Midland Cogeneration Venture LP, 6.00% due 3/15/2025	1,926,341	1,996,075
[a]	Mississippi Power Co., Series A, 0.35% (SOFR + 0.30%) due 6/28/2024	6,780,000	6,758,846
[c]	Monongahela Power Co., 3.55% due 5/15/2027	3,300,000	3,613,665
[c]	Narragansett Electric Co., 3.395% due 4/9/2030	6,905,000	7,482,810
	NextEra Energy Capital Holdings, Inc.,
[a]	0.401% (LIBOR 3 Month + 0.27%) due 2/22/2023	33,970,000	33,974,076
	0.65% due 3/1/2023	5,000,000	5,018,600
	Northern States Power Co., 3.30% due 6/15/2024	10,000,000	10,549,700
	OGE Energy Corp., 0.703% due 5/26/2023	6,063,000	6,062,879
	Oklahoma Gas & Electric Co., 3.25% due 4/1/2030	13,653,000	14,753,295
	Pacific Gas and Electric Co.,
	1.367% due 3/10/2023	11,228,000	11,190,498
	1.75% due 6/16/2022	17,691,000	17,667,825
[a]	PPL Electric Utilities Corp., 0.38% (SOFR + 0.33%) due 6/24/2024	10,496,000	10,505,132
	Public Service Co. of Oklahoma, Series J, 2.20% due 8/15/2031	9,905,000	9,786,833
	Puget Energy, Inc.,
[c]	2.379% due 6/15/2028	8,825,000	8,850,328
	4.10% due 6/15/2030	4,742,000	5,232,560
	San Diego Gas & Electric Co., 3.60% due 9/1/2023	4,212,000	4,435,615
	Southern California Edison Co.,
[a]	0.69% (SOFR + 0.64%) due 4/3/2023	19,476,000	19,520,990
[a]	Series F, 0.40% (SOFR + 0.35%) due 6/13/2022	14,453,000	14,452,566
	Southern Co.,
	3.25% due 7/1/2026	2,769,000	2,980,552
	Series 21-B, 1.75% due 3/15/2028	5,000,000	4,949,700
	Series A, 3.70% due 4/30/2030	4,889,000	5,374,771
	Southern Power Co., 0.90% due 1/15/2026	4,703,000	4,614,631
	Transelec SA,
[b,c]	4.25% due 1/14/2025	6,000,000	6,542,640
[b,c]	4.625% due 7/26/2023	2,880,000	3,074,659
	Gas Utilities — 0.4%
[a]	CenterPoint Energy Resources Corp., 0.62% (LIBOR 3 Month + 0.50%) due 3/2/2023	7,649,000	7,649,994
	NiSource, Inc., 0.95% due 8/15/2025	14,735,000	14,556,117
[a]	ONE Gas, Inc., 0.724% (LIBOR 3 Month + 0.61%) due 3/11/2023	18,914,000	18,913,622
			673,130,046
	Total Corporate Bonds (Cost $3,874,813,632)		3,957,590,751
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 35

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Loan Participations — 1.2%
	Capital Goods — 0.4%
	Aerospace & Defense — 0.4%
[h]	Boeing Co., 1.366% (LIBOR 3 Month + 1.25%) due 2/7/2022	$ 42,807,315	$ 42,753,806
			42,753,806
	Media & Entertainment — 0.6%
	Media — 0.6%
[h,i]	Charter Communications Operating LLC, 1.84% (LIBOR 1 Month + 1.75%) due 2/1/2027	39,045,016	38,790,052
[h]	Lamar Media Corp., 1.583% (LIBOR 1 Month + 1.50%) due 2/5/2027	4,750,000	4,706,965
[h]	Nielsen Finance LLC, 2.083% (LIBOR 1 Month + 2.00%) due 10/4/2023	17,193,003	17,160,852
			60,657,869
	Utilities — 0.2%
	Electric Utilities — 0.2%
[h]	Pacific Gas & Electric Company, 2.375% (LIBOR 1 Month + 2.25%) due 1/3/2022	19,515,000	19,197,881
			19,197,881
	Total Loan Participations (Cost $122,305,639)		122,609,556
	Long-Term Municipal Bonds — 0.4%
	Colorado Educational & Cultural Facilities Authority,
	Series B,
	2.474% due 3/1/2022	600,000	605,220
	2.691% due 3/1/2023	580,000	598,456
	New Jersey Transportation Trust Fund Authority,
	2.551% due 6/15/2023	1,170,000	1,198,501
	2.631% due 6/15/2024	860,000	890,564
	New York State Urban Development Corp., Series D-1, 2.55% due 3/15/2022	29,675,000	29,972,937
	Redlands Redevelopment Agency Successor Agency (Insured: AMBAC) ETM, Series A, 5.818% due 8/1/2022	285,000	297,118
	State of Connecticut GO, Series A, 3.471% due 9/15/2022	4,695,000	4,834,301
	Total Long-Term Municipal Bonds (Cost $37,865,000)		38,397,097
	Preferred Stock — 0.3%
	Diversified Financials — 0.3%
	Capital Markets — 0.3%
[a,j]	Gabelli Dividend & Income Trust, 1.70% due 3/26/2028	1,162	29,012,816
			29,012,816
	Total Preferred Stock (Cost $29,019,196)		29,012,816
	Short-Term Investments — 8.4%
[k]	Thornburg Capital Management Fund	87,404,664	874,046,644
	Total Short-Term Investments (Cost $874,046,644)		874,046,644
	Total Investments — 99.9% (Cost $10,191,680,733)		$10,346,403,072
	Other Assets Less Liabilities — 0.1%		11,854,780
	Net Assets — 100.0%		$10,358,257,852

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2021.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2021, the aggregate value of these securities in the Fund’s portfolio was $4,274,150,848, representing 41.26% of the Fund’s net assets.
d	When-issued security.
e	Segregated as collateral for a when-issued security.
f	Bond in default.
36 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Income Fund  |  September 30, 2021
g	Non-income producing.
h	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2021.
i	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be effective at the time of settlement and will be based upon the LIBOR plus a premium which was determined at the time of purchase.
j	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
k	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AMBAC	Insured by American Municipal Bond Assurance Corp.
BSBY3M	Bloomberg Short Term Bank Yield 3 Month
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
ETM	Escrowed to Maturity
GO	General Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SPV	Special Purpose Vehicle
UMBS	Uniform Mortgage Backed Securities
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 37

Schedule of Investments
Thornburg Ultra Short Income Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	U.S. Treasury Securities — 0.6%
	United States Treasury Notes Inflationary Index, 0.125% due 4/15/2022	$336,717	$ 341,362
	Total U.S. Treasury Securities (Cost $336,819)		341,362
	U.S. Government Agencies — 0.2%
	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States),
[a,b]	0.476% (LIBOR 3 Month + 0.35%) due 4/15/2025	37,500	37,163
[b]	1.70% due 12/20/2022	15,000	14,906
	Small Business Administration Participation Certificates,
	Series 2005-20K Class 1, 5.36% due 11/1/2025	9,615	10,260
	Series 2009-20E Class 1, 4.43% due 5/1/2029	33,462	36,120
	Total U.S. Government Agencies (Cost $95,856)		98,449
	Mortgage Backed — 10.3%
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[a,c]	Series 2019-1 Class A1, 3.805% due 1/25/2049	39,696	40,138
[a,c]	Series 2019-3 Class A1, 2.962% due 10/25/2048	40,818	41,419
	Bank, CMBS, Series 2017-BNK5 Class A2, 2.987% due 6/15/2060	550,000	556,782
[c]	Bravo Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50% due 3/25/2058	28,670	29,249
	COMM Mortgage Trust, CMBS,
	Series 2012-CR1 Class A3, 3.391% due 5/15/2045	358,251	361,551
	Series 2012-CR2 Class A4, 3.147% due 8/15/2045	450,000	457,394
	Series 2012-CR3 Class A3, 2.822% due 10/15/2045	88,009	89,162
	Series 2012-CR5 Class ASB, 2.388% due 12/10/2045	24,682	24,882
	Series 2014-CR15 Class A2, 2.928% due 2/10/2047	19,415	19,414
	Series 2016-COR1 Class A2, 2.499% due 10/10/2049	254,113	254,445
	CSAIL Commercial Mortgage Trust, CMBS, Series 2017-CX9 Class A1, 2.025% due 9/15/2050	169,875	170,592
	Federal Home Loan Mtg Corp., Multi-Family Structured Pass Through Certificates, CMBS, Series K036 Class A1, 2.777% due 4/25/2023	68,209	69,519
[a]	Federal Home Loan Mtg Corp., REMIC, Series 3877 Class FA, 0.434% (LIBOR 1 Month + 0.35%) due 11/15/2040	26,418	26,422
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO,
[a]	Series 2017-3 Class HA, 3.25% due 7/25/2056	38,188	39,901
[a]	Series 2018-1 Class HA, 3.00% due 5/25/2057	27,983	29,187
[a]	Series 2018-2 Class HA, 3.00% due 11/25/2057	110,183	114,707
	Federal National Mtg Assoc., UMBS Collateral,
	Pool AS7323, 2.50% due 6/1/2031	192,875	202,416
	Pool FM1126, 3.00% due 3/1/2033	36,175	38,275
	Pool MA3557, 4.00% due 1/1/2029	60,432	64,094
[a,c]	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO, Series 2017-1 Class 2A2, 3.00% due 3/25/2047	32,095	32,783
[a,c]	FWD Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-INV1 Class A1, 2.81% due 6/25/2049	43,542	44,479
[a,c]	GCAT LLC, Whole Loan Securities Trust CMO, Series 2019-NQM1 Class A1, 2.985% due 2/25/2059	34,712	34,712
[a,c]	GCAT Trust, Whole Loan Securities Trust CMO, Series 2019-NQM2 Class A1, 2.855% due 9/25/2059	34,368	34,368
	Government National Mtg Assoc., CMBS, Series 2013-55 Class AB, 1.579% due 12/16/2042	26,477	26,552
	JPMorgan Chase Commercial Mortgage Securities Trust, CMBS,
	Series 2012-C6 Class A3, 3.507% due 5/15/2045	257,596	260,859
[c]	Series 2012-HSBC Class A, 3.093% due 7/5/2032	448,581	454,779
[a,c]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	138,875	143,037
	Morgan Stanley Bank of America Merrill Lynch Trust, CMBS,
[a]	Series 2013-C10 Class ASB, 3.912% due 7/15/2046	335,270	342,760
	Series 2013-C7 Class AAB, 2.469% due 2/15/2046	41,767	42,219
	Series 2016-C31 Class A3, 2.731% due 11/15/2049	500,000	502,960
[a,c]	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2017-5A Class A1, 1.586% (LIBOR 1 Month + 1.50%) due 6/25/2057	25,372	25,530
[a,c]	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO, Series 2019-3 Class A1, 2.703% due 9/25/2059	19,404	19,426
[a,c]	Verus Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-3 Class A1, 2.784% due 7/25/2059	31,333	31,518
	WFRBS Commercial Mortgage Trust, CMBS,
	Series 2012-C7 Class A2, 3.431% due 6/15/2045	500,000	506,175
	Series 2013-C14 Class ASB, 2.977% due 6/15/2046	55,283	56,353
	Series 2013-C17 Class ASB, 3.558% due 12/15/2046	321,739	331,924
	Total Mortgage Backed (Cost $5,525,141)		5,519,983
	Asset Backed Securities — 49.2%
38 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Auto Receivables — 11.7%
[c]	ACC Auto Trust, Series 2021-A Class A, 1.08% due 4/15/2027	$180,809	$ 181,099
	ACC Trust,
[c]	Series 2019-2 Class A, 2.82% due 2/21/2023	88,398	88,537
[c]	Series 2020-A Class A, 6.00% due 3/20/2023	85,962	87,322
[c]	Series 2021-1 Class A, 0.74% due 11/20/2023	145,946	146,007
	American Credit Acceptance Receivables Trust,
[c]	Series 2020-4 Class A, 0.53% due 3/13/2024	100,899	100,944
[c]	Series 2021-1 Class A, 0.35% due 5/13/2024	81,409	81,426
[c]	ARI Fleet Lease Trust, Series 2019-A Class A2A, 2.41% due 11/15/2027	142,656	143,427
[c]	Arivo Acceptance Auto Loan Receivables Trust, Series 2019-1 Class A, 2.99% due 7/15/2024	70,423	71,164
[c]	Avid Automobile Receivables Trust, Series 2019-1 Class A, 2.62% due 2/15/2024	26,778	26,825
	CarMax Auto Owner Trust,
	Series 2017-4 Class C, 2.70% due 10/16/2023	60,000	60,276
	Series 2018-3 Class A3, 3.13% due 6/15/2023	53,139	53,459
[c]	CarNow Auto Receivables Trust, Series 2020-1A Class A, 1.76% due 2/15/2023	50,872	50,968
	Carvana Auto Receivables Trust,
[c]	Series 2020-N1A Class A, 1.53% due 1/16/2024	4,275	4,277
	Series 2021-N2 Class A1, 0.32% due 3/10/2028	262,862	262,698
	Series 2021-N3 Class A1, 0.35% due 6/12/2028	250,000	249,862
[c]	Series 2021-P1 Class N, 2.16% due 12/10/2027	163,765	163,774
	CIG Auto Receivables Trust,
[c]	Series 2019-1A Class B, 3.59% due 8/15/2024	356,473	360,785
[c]	Series 2020-1A Class A, 0.68% due 10/12/2023	54,108	54,180
	CPS Auto Receivables Trust,
[c]	Series 2019-D Class B, 2.35% due 11/15/2023	15,340	15,349
[c]	Series 2021-A Class A, 0.35% due 1/16/2024	55,357	55,367
[c]	Series 2021-B Class A, 0.37% due 3/17/2025	160,165	160,212
[c]	CPS Auto Trust, Series 2017-A Class D, 4.61% due 12/15/2022	12,900	12,924
[c]	Credito Real USA Auto Receivables Trust, Series 2021-1A Class A, 1.35% due 2/16/2027	342,967	344,263
[c]	DT Auto Owner Trust, Series 2018-3A Class C, 3.79% due 7/15/2024	12,911	12,924
[c]	Exeter Automobile Receivables Trust, Series 2017-3A Class C, 3.68% due 7/17/2023	207,221	209,828
	FHF Trust,
[c]	Series 2020-1A Class A, 2.59% due 12/15/2023	71,670	72,132
[c]	Series 2021-1A Class A, 1.27% due 3/15/2027	100,885	100,891
[c]	Series 2021-2A Class A, 0.83% due 12/15/2026	185,000	184,868
[c]	First Investors Auto Owner Trust, Series 2017-1A Class D, 3.60% due 4/17/2023	144,767	144,911
	Ford Credit Floorplan Master Owner Trust A, Series 2018-3 Class A1, 3.52% due 10/15/2023	55,000	55,055
[c]	Foursight Capital Automobile Receivables Trust, Series 2021-2 Class A1, 0.161% due 7/15/2022	359,330	359,293
	GLS Auto Receivables Issuer Trust,
[c]	Series 2019-4A Class A, 2.47% due 11/15/2023	5,943	5,958
[c]	Series 2020-1A Class A, 2.17% due 2/15/2024	229,241	230,146
[c]	Series 2020-3A Class A, 0.69% due 10/16/2023	10,985	10,990
[c]	Series 2021-1A Class A, 0.34% due 5/15/2024	110,316	110,323
	Honda Auto Receivables Owner Trust, Series 2018-3 Class A3, 2.95% due 8/22/2022	4,102	4,110
[a,c]	Navistar Financial Dealer Note Master Trust, Series 2020-1 Class A, 1.036% (LIBOR 1 Month + 0.95%) due 7/25/2025	123,000	123,851
[c]	NextGear Floorplan Master Owner Trust, Series 2018-2A Class A2, 3.69% due 10/15/2023	206,000	206,213
[c]	Octane Receivables Trust, Series 2019-1A Class A, 3.16% due 9/20/2023	77,958	78,453
[b,c]	Oscar US Funding XI LLC, Series 2019-2A Class A3, 2.59% due 9/11/2023	79,345	80,080
[c]	Prestige Auto Receivables Trust, Series 2019-1A Class B, 2.53% due 1/16/2024	328,000	329,073
	Tesla Auto Lease Trust,
[c]	Series 2019-A Class A2, 2.13% due 4/20/2022	17,769	17,801
[c]	Series 2020-A Class A2, 0.55% due 5/22/2023	130,336	130,425
[c]	United Auto Credit Securitization Trust, Series 2021-1 Class A, 0.34% due 7/10/2023	97,154	97,166
[c]	US Auto Funding, Series 2021-1A Class A, 0.79% due 7/15/2024	454,386	455,125
[c]	USASF Receivables LLC, Series 2020-1A Class A, 2.47% due 8/15/2023	52,455	52,621
[c]	Veros Auto Receivables Trust, Series 2021-1 Class A, 0.92% due 10/15/2026	347,599	347,703
[c]	Westlake Automobile Receivables Trust, Series 2020-1A Class A2, 1.44% due 9/15/2023	60,170	60,320
			6,255,405
	Credit Card — 3.2%
	American Express Credit Account Master Trust, Series 2019-1 Class A, 2.87% due 10/15/2024	200,000	202,397
[c]	Fair Square Issuance Trust, Series 2020-AA Class A, 2.90% due 9/20/2024	420,000	422,816
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 39

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Genesis Private Label Amortizing Trust,
[c]	Series 2020-1 Class B, 2.83% due 7/20/2030	$ 85,545	$ 85,624
[c]	Series 2020-1 Class C, 4.19% due 7/20/2030	100,000	100,660
[c]	Perimeter Master Note Business Trust, Series 2019-2A Class C, 7.06% due 5/15/2024	500,000	519,681
	World Financial Network Credit Card Master Trust, Series 2019-B Class A, 2.49% due 4/15/2026	400,000	406,391
			1,737,569
	Other Asset Backed — 25.8%
	Affirm Asset Securitization Trust,
[c]	Series 2020-A Class A, 2.10% due 2/18/2025	200,000	201,059
[c]	Series 2020-Z1 Class A, 3.46% due 10/15/2024	305,590	308,713
[c]	Series 2020-Z2 Class A, 1.90% due 1/15/2025	151,000	152,140
[c]	Amur Equipment Finance Receivables IX LLC, Series 2021-1A Class A1, 0.22% due 4/20/2022	25,246	25,244
	Amur Equipment Finance Receivables VI LLC,
[c]	Series 2018-2A Class A2, 3.89% due 7/20/2022	27,587	27,835
[c]	Series 2018-2A Class C, 4.27% due 1/20/2023	125,000	127,571
[c]	Amur Equipment Finance Receivables VII LLC, Series 2019-1A Class A2, 2.63% due 6/20/2024	45,145	45,638
[c]	Amur Equipment Finance Receivables VIII LLC, Series 2020-1A Class A2, 1.68% due 8/20/2025	66,662	67,194
[c]	Aqua Finance Trust, Series 2019-A Class A, 3.14% due 7/16/2040	41,409	42,409
[c]	Arm Master Trust, Series 2021-T2 Class A, 1.42% due 1/15/2024	300,000	300,045
[c]	Ascentium Equipment Receivables Trust, Series 2017-2A Class C, 2.87% due 8/10/2022	90,000	90,379
[c]	Avant Loans Funding Trust, Series 2019-B Class B, 3.15% due 10/15/2026	62,037	62,164
[c]	Bankers Healthcare Group Securitization Trust, Series 2020-A Class A, 2.56% due 9/17/2031	79,092	80,231
	Bayview Opportunity Master Fund Trust,
[a,c]	Series 2017-RT1 Class A1, 3.00% due 3/28/2057	47,435	47,990
[a,c]	Series 2017-RT3 Class A, 3.50% due 1/28/2058	34,655	34,991
[c]	BCC Funding Corp. XVI LLC, Series 2019-1A Class A2, 2.46% due 8/20/2024	67,369	67,927
[c]	BCC Funding Corp. XVII LLC, Series 2020-1 Class A2, 0.91% due 8/20/2025	458,334	459,546
[c]	BHG Securitization Trust, Series 2021-B Class A, 0.90% due 10/17/2034	200,000	199,893
[c]	BRE Grand Islander Timeshare Issuer LLC, Series 2017-1A Class A, 2.94% due 5/25/2029	81,642	83,454
[c]	Conn’s Receivables Funding LLC, Series 2020-A Class A, 1.71% due 6/16/2025	38,773	38,779
[c]	Consumer Loan Underlying Bond CLUB Credit Trust, Series 2020-P1 Class A, 2.26% due 3/15/2028	12,172	12,191
[c]	Crossroads Asset Trust, Series 2021-A Class A1, 0.374% due 12/20/2021	28,207	28,206
[c]	Dell Equipment Finance Trust, Series 2020-1 Class A2, 2.26% due 6/22/2022	36,137	36,293
[c]	Dext ABS LLC, Series 2020-1 Class A, 1.46% due 2/16/2027	118,672	119,221
[c]	Diamond Resorts Owner Trust, Series 2019-1A Class A, 2.89% due 2/20/2032	81,671	83,764
[c]	DLL Securitization Trust, Series 2017-A Class A4, 2.43% due 11/17/2025	10,557	10,564
[c]	Encina Equipment Finance LLC, Series 2021-1A Class A1, 0.50% due 9/15/2025	278,986	279,172
	Foundation Finance Trust,
[c]	Series 2016-1A Class A, 3.96% due 6/15/2035	1,383	1,384
[c]	Series 2017-1A Class A, 3.30% due 7/15/2033	11,923	12,053
[c]	Series 2019-1A Class A, 3.86% due 11/15/2034	55,305	57,088
	Freed ABS Trust,
[c]	Series 2019-1 Class B, 3.87% due 6/18/2026	8,938	8,970
[c]	Series 2020-FP1 Class A, 2.52% due 3/18/2027	20,085	20,123
[c]	Series 2021-1CP Class A, 0.66% due 3/20/2028	546,239	546,087
[c]	Series 2021-2 Class A, 0.68% due 6/19/2028	133,492	133,561
[c]	Series 2021-3FP Class A, 0.62% due 11/20/2028	275,000	274,990
[a,c]	Gracie Point International Funding, Series 2020-B Class A, 1.486% (LIBOR 1 Month + 1.40%) due 5/2/2023	99,996	100,753
[c]	Hilton Grand Vacations Trust, Series 2019-AA Class A, 2.34% due 7/25/2033	83,318	85,710
[c]	LendingClub Receivables Trust, Series 2020-6A Class A, 2.75% due 11/15/2047	89,656	90,120
	LendingPoint Asset Securitization Trust,
[c]	Series 2019-2 Class C, 4.66% due 11/10/2025	190,539	191,609
[c]	Series 2021-A Class A, 1.00% due 12/15/2028	178,126	178,187
[c,d]	Series 2021-B Class A, 1.11% due 2/15/2029	160,000	160,003
[c]	Lendmark Funding Trust, Series 2018-2A Class A, 4.23% due 4/20/2027	200,000	200,400
	LL ABS Trust,
[c]	Series 2019-1A Class B, 3.52% due 3/15/2027	65,951	66,294
[c]	Series 2020-1A Class A, 2.33% due 1/17/2028	65,398	65,735
[c]	Series 2021-1A Class A, 1.07% due 5/15/2029	241,566	241,256
[c]	LP LMS Asset Securitization Trust, Series 2021-2A Class A, 1.75% due 1/15/2029	275,000	275,113
40 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Marlette Funding Trust,
[c]	Series 2019-2A Class A, 3.13% due 7/16/2029	$ 2,532	$ 2,534
[c]	Series 2019-4A Class A, 2.39% due 12/17/2029	19,203	19,252
[c]	Series 2020-1A Class B, 2.38% due 3/15/2030	132,183	132,926
[c]	Series 2020-2A Class A, 1.02% due 9/16/2030	3,044	3,044
[c]	Series 2021-1A Class A, 0.60% due 6/16/2031	188,099	188,090
	MMAF Equipment Finance LLC,
[c]	Series 2014-AA Class A5, 2.33% due 12/8/2025	135,425	136,332
[c]	Series 2017-AA Class A4, 2.41% due 8/16/2024	106,933	107,121
[c]	Series 2018-A Class A3, 3.20% due 9/12/2022	11,976	11,989
[a,c]	Nationstar HECM Loan Trust, Series 2020-1A Class A1, 1.269% due 9/25/2030	77,229	77,439
[c]	New Residential Advance Receivables Trust Advance Receivables Backed, Series 2020-T1 Class AT1, 1.426% due 8/15/2053	535,000	534,575
[c]	New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2020-APT1 Class AT1, 1.035% due 12/16/2052	485,000	484,865
[c]	NMEF Funding LLC, Series 2021-A Class A1, 0.341% due 3/15/2022	156,155	156,137
[c]	Oportun Funding LLC, Series 2020-1 Class A, 2.20% due 5/15/2024	157,313	157,808
	Pagaya AI Debt Selection Trust,
[c]	Series 2020-3 Class A, 2.10% due 5/17/2027	104,517	105,118
[c]	Series 2021-3 Class A, 1.15% due 5/15/2029	250,000	250,011
[c]	Pawnee Equipment Receivables LLC, Series 2019-1 Class A2, 2.29% due 10/15/2024	65,788	66,385
	PFS Financing Corp.,
[c]	Series 2018-F Class A, 3.52% due 10/15/2023	350,000	349,469
[c]	Series 2018-F Class B, 3.77% due 10/15/2023	259,000	258,579
[c]	Series 2019-A Class A2, 2.86% due 4/15/2024	400,000	405,563
	PSNH Funding LLC 3, Series 2018-1 Class A1, 3.094% due 2/1/2026	41,182	42,540
[c]	Regional Management Issuance Trust, Series 2019-1 Class A, 3.05% due 11/15/2028	175,000	177,919
[c]	Republic Finance Issuance Trust, Series 2019-A Class A, 3.43% due 11/22/2027	425,000	426,449
	SCF Equipment Leasing LLC,
[c]	Series 2019-2A Class A1, 2.22% due 6/20/2024	31,367	31,552
[c]	Series 2020-1A Class A2, 0.68% due 10/20/2025	147,501	147,689
[c]	Sierra Timeshare Receivables Funding LLC, Series 2016-3A Class A, 2.43% due 10/20/2033	586,498	586,826
[c]	Small Business Lending Trust, Series 2020-A Class A, 2.62% due 12/15/2026	36,917	37,000
[c]	SoFi Consumer Loan Program Trust, Series 2020-1 Class A, 2.02% due 1/25/2029	89,561	89,928
[c]	SpringCastle America Funding LLC, Series 2020-AA Class A, 1.97% due 9/25/2037	506,657	510,855
[c]	SPS Servicer Advance Receivables Trust, Series 2020-T2 Class A, 1.83% due 11/15/2055	450,000	453,683
[c]	SPS Servicer Advance Receivables Trust II, Series 2020-T1 Class AT1, 1.28% due 11/15/2052	250,000	251,256
	Theorem Funding Trust,
[c]	Series 2020-1A Class A, 2.48% due 10/15/2026	41,917	42,096
[c]	Series 2021-1A Class A, 1.21% due 12/15/2027	484,287	484,888
	Towd Point Mortgage Trust,
[a,c]	Series 2016-5 Class A1, 2.50% due 10/25/2056	21,962	22,273
[a,c]	Series 2018-2 Class A1, 3.25% due 3/25/2058	45,974	47,211
[a,c]	Series 2018-6 Class A1A, 3.75% due 3/25/2058	125,292	128,261
[a,c]	Series 2019-HY2 Class 1, 1.086% (LIBOR 1 Month + 1.00%) due 5/25/2058	81,356	81,980
	Upstart Pass-Through Trust,
[c]	Series 2020-ST2 Class A, 3.50% due 3/20/2028	271,378	276,832
[c]	Series 2020-ST3 Class A, 3.35% due 4/20/2028	52,226	53,162
	Upstart Securitization Trust,
[c]	Series 2019-2 Class B, 3.734% due 9/20/2029	119,398	120,188
[c]	Series 2019-3 Class A, 2.684% due 1/21/2030	19,647	19,673
[c]	Series 2019-3 Class B, 3.829% due 1/21/2030	150,000	151,947
[c]	Series 2020-3 Class A, 1.702% due 11/20/2030	74,893	75,223
[c]	Series 2021-1 Class A, 0.87% due 3/20/2031	99,412	99,415
[c]	Series 2021-2 Class A, 0.91% due 6/20/2031	125,297	125,258
[c]	VSE VOI Mortgage LLC, Series 2016-A Class A, 2.54% due 7/20/2033	121,917	121,917
			13,795,307
	Student Loan — 8.5%
[a]	National Collegiate Student Loan Trust, Series 2006-4 Class A4, 0.396% (LIBOR 1 Month + 0.31%) due 5/25/2032	514,858	499,412
	Navient Private Education Loan Trust,
[a,c]	Series 2014-AA Class A2B, 1.334% (LIBOR 1 Month + 1.25%) due 2/15/2029	236,702	238,021
[c]	Series 2014-AA, 2.74% due 2/15/2029	269,207	272,836
[a,c]	Series 2017-A Class A2B, 0.984% (LIBOR 1 Month + 0.90%) due 12/16/2058	73,342	73,599
[a,c]	Series 2018-BA, 0.804% (LIBOR 1 Month + 0.72%) due 12/15/2059	93,849	94,065
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 41

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
[c]	Navient Private Education Refi Loan Trust, Series 2018-CA Class A2, 3.52% due 6/16/2042	$263,981	$ 268,636
	Navient Student Loan Trust,
[a,c]	Series 2016-6A Class A2, 0.836% (LIBOR 1 Month + 0.75%) due 3/25/2066	39,143	39,288
[a,c]	Series 2017-1A Class A2, 0.836% (LIBOR 1 Month + 0.75%) due 7/26/2066	35,793	35,822
[a,c]	Series 2019-BA Class A2B, 1.064% (LIBOR 1 Month + 0.98%) due 12/15/2059	511,989	516,930
[a,c]	Nelnet Private Education Loan Trust, Series 2016-A Class A1A, 1.836% (LIBOR 1 Month + 1.75%) due 12/26/2040	13,802	13,855
	Nelnet Student Loan Trust,
[a,c]	Series 2012-2A Class A, 0.886% (LIBOR 1 Month + 0.80%) due 12/26/2033	111,685	111,886
[a,c]	Series 2015-3A Class A2, 0.686% (LIBOR 1 Month + 0.60%) due 2/27/2051	42,627	42,529
[a,c]	Pennsylvania Higher Education Assistance Agency, Student Loan Trust, Series 2012-1A Class A1, 0.636% (LIBOR 1 Month + 0.55%) due 5/25/2057	18,703	18,569
[a,b,c]	Prodigy Finance DAC, Series 2021-1A Class A, 1.336% (LIBOR 1 Month + 1.25%) due 7/25/2051	223,149	223,623
	SLM Student Loan Trust,
[a]	Series 2011-2 Class A1, 0.686% (LIBOR 1 Month + 0.60%) due 11/25/2027	8,574	8,578
[a]	Series 2013-4 Class A, 0.636% (LIBOR 1 Month + 0.55%) due 6/25/2043	29,529	29,349
[a]	Series 2013-6 Class A3, 0.736% (LIBOR 1 Month + 0.65%) due 6/25/2055	184,869	186,584
	SMB Private Education Loan Trust,
[a,c]	Series 2015-A Class A2B, 1.084% (LIBOR 1 Month + 1.00%) due 6/15/2027	18,292	18,317
[a,c]	Series 2015-B Class A2B, 1.284% (LIBOR 1 Month + 1.20%) due 7/15/2027	230,210	230,814
[a,c]	Series 2015-C, 2.034% (LIBOR 1 Month + 1.95%) due 8/16/2032	600,000	608,606
[a,c]	Series 2016-B Class A2B, 1.534% (LIBOR 1 Month + 1.45%) due 2/17/2032	145,187	147,135
[a,c]	Series 2018-C, 0.834% (LIBOR 1 Month + 0.75%) due 11/15/2035	232,153	233,174
[a,c]	Series 2020-A Class A1, 0.384% (LIBOR 1 Month + 0.30%) due 3/15/2027	10,321	10,321
	SoFi Professional Loan Program LLC,
[c]	Series 2016-B Class A2B, 2.74% due 10/25/2032	13,095	13,183
[a,c]	Series 2016-C Class A1, 1.186% (LIBOR 1 Month + 1.10%) due 10/27/2036	311,049	312,115
[c]	Series 2016-E Class A2B, 2.49% due 1/25/2036	61,295	61,578
[a,c]	Series 2017-A Class A1, 0.786% (LIBOR 1 Month + 0.70%) due 3/26/2040	23,801	23,819
[a,c]	Towd Point Asset Trust, Series 2021-SL1 Class A2, 0.80% (LIBOR 1 Month + 0.70%) due 11/20/2061	238,582	238,651
			4,571,295
	Total Asset Backed Securities (Cost $26,269,737)		26,359,576
	Corporate Bonds — 28.0%
	Automobiles & Components — 2.7%
	Automobiles — 2.3%
[c]	BMW US Capital LLC, 2.95% due 4/14/2022	130,000	131,869
	Daimler Finance North America LLC,
[a,c]	1.025% (LIBOR 3 Month + 0.90%) due 2/15/2022	150,000	150,455
[c]	3.40% due 2/22/2022	200,000	202,388
[c]	Hyundai Capital America, 3.95% due 2/1/2022	245,000	247,668
[a,c]	Nissan Motor Acceptance Co. LLC, 0.822% (LIBOR 3 Month + 0.69%) due 9/28/2022	33,000	33,083
[b]	Toyota Motor Corp., 2.157% due 7/2/2022	18,000	18,262
[a]	Toyota Motor Credit Corp., 0.39% (SOFR + 0.34%) due 10/14/2022	250,000	250,568
[a,c]	Volkswagen Group of America Finance LLC, 1.063% (LIBOR 3 Month + 0.94%) due 11/12/2021	200,000	200,192
	Trading Companies & Distributors — 0.4%
[b,c]	Mitsubishi HC Capital, Inc., 3.406% due 2/28/2022	200,000	201,882
			1,436,367
	Banks — 1.8%
	Banks — 1.8%
[a,b]	Credit Suisse AG, Series FRN 0.43% (SOFR + 0.38%) due 8/9/2023	300,000	300,966
[a]	PNC Bank NA, 0.453% (LIBOR 3 Month + 0.33%) due 2/24/2023	250,000	250,242
[e]	Santander Holdings USA, Inc., 4.45% due 12/3/2021	165,000	165,528
	Zions Bancorp NA, 3.35% due 3/4/2022	250,000	252,540
			969,276
	Capital Goods — 1.1%
	Aerospace & Defense — 1.1%
[b,c]	BAE Systems plc, 4.75% due 10/11/2021	573,000	573,481
			573,481
	Consumer Durables & Apparel — 0.4%
42 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Household Durables — 0.4%
[b,c]	Panasonic Corp., 2.536% due 7/19/2022	$200,000	$ 202,924
			202,924
	Consumer Services — 0.4%
	Hotels, Restaurants & Leisure — 0.4%
[d]	Hyatt Hotels Corp., 1.30% due 10/1/2023	125,000	125,165
	McDonald’s Corp., 2.625% due 1/15/2022	110,000	110,749
			235,914
	Diversified Financials — 2.2%
	Capital Markets — 0.5%
	Goldman Sachs BDC, Inc., 4.50% due 4/1/2022	260,000	263,258
	Consumer Finance — 0.5%
[a,c]	Wells Fargo Bank NA, 1.00% (LIBOR 3 Month + 0.20%) due 5/18/2022	250,000	251,328
	Diversified Financial Services — 1.2%
[a]	Citigroup, Inc., 0.92% (SOFR + 0.87%) due 11/4/2022	100,000	100,062
[a,b]	Deutsche Bank AG, 1.354% (LIBOR 3 Month + 1.23%) due 2/27/2023	100,000	100,947
[a]	Goldman Sachs Group, Inc., Series FRN, 0.46% (SOFR + 0.41%) due 1/27/2023	250,000	250,107
[a]	Morgan Stanley, 0.75% (SOFR + 0.70%) due 1/20/2023	215,000	215,372
			1,181,074
	Energy — 2.2%
	Oil, Gas & Consumable Fuels — 2.2%
[b,c]	BG Energy Capital plc, 4.00% due 10/15/2021	300,000	300,435
	Chevron Corp., 2.498% due 3/3/2022	100,000	100,759
	EQM Midstream Partners LP, Series 5Y, 4.75% due 7/15/2023	21,000	21,969
[b]	Equinor ASA, 3.15% due 1/23/2022	100,000	100,748
	Gulf South Pipeline Co. LP, 4.00% due 6/15/2022	360,000	365,555
[b,c]	Lukoil International Finance BV, 6.656% due 6/7/2022	275,000	285,612
			1,175,078
	Food & Staples Retailing — 0.4%
	Food & Staples Retailing — 0.4%
[a,c]	7-Eleven, Inc., 0.578% (LIBOR 3 Month + 0.45%) due 8/10/2022	195,000	195,045
			195,045
	Food, Beverage & Tobacco — 0.8%
	Food Products — 0.8%
[b,c]	Barry Callebaut Services NV, 5.50% due 6/15/2023	200,000	215,128
	Campbell Soup Co., 2.50% due 8/2/2022	100,000	101,787
	McCormick & Co., Inc., 2.70% due 8/15/2022	100,000	101,871
			418,786
	Health Care Equipment & Services — 0.6%
	Health Care Providers & Services — 0.6%
	Humana, Inc., 0.65% due 8/3/2023	300,000	300,171
			300,171
	Insurance — 1.6%
	Insurance — 1.6%
[c]	Guardian Life Global Funding, 3.40% due 4/25/2023	57,000	59,701
	Infinity Property & Casualty Corp., 5.00% due 9/19/2022	205,000	213,110
[c]	Jackson National Life Global Funding, 2.10% due 10/25/2021	100,000	100,113
[a,c]	New York Life Global Funding, 0.27% (SOFR + 0.22%) due 2/2/2023	250,000	250,220
	Reliance Standard Life Global Funding II,
[c]	2.625% due 7/22/2022	175,000	178,292
[c]	3.85% due 9/19/2023	50,000	53,099
			854,535
	Materials — 0.5%
	Chemicals — 0.5%
[b,c]	Phosagro OAO Via Phosagro Bond Funding DAC, 3.949% due 4/24/2023	260,000	269,199
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 43

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
			269,199
	Pharmaceuticals, Biotechnology & Life Sciences — 2.3%
	Pharmaceuticals — 2.3%
	AbbVie, Inc.,
	2.15% due 11/19/2021	$125,000	$ 125,313
	3.45% due 3/15/2022	225,000	227,021
[a,b]	AstraZeneca plc, 0.789% (LIBOR 3 Month + 0.67%) due 8/17/2023	240,000	242,311
[c]	Bayer US Finance LLC, 3.00% due 10/8/2021	450,000	450,220
[c]	Viatris, Inc., 1.125% due 6/22/2022	200,000	201,060
			1,245,925
	Real Estate — 1.7%
	Equity Real Estate Investment Trusts — 1.7%
	American Tower Corp., 2.25% due 1/15/2022	455,000	457,448
	SBA Tower Trust,
[c]	2.836% due 1/15/2050	100,000	103,567
[c]	3.722% due 4/9/2048	370,000	370,845
			931,860
	Software & Services — 0.5%
	Software — 0.5%
	Oracle Corp., 2.50% due 5/15/2022	275,000	277,767
			277,767
	Technology Hardware & Equipment — 1.6%
	Communications Equipment — 0.4%
[b]	Telefonaktiebolaget LM Ericsson, 4.125% due 5/15/2022	225,000	229,833
	Electronic Equipment, Instruments & Components — 0.7%
	Honeywell International, Inc., 1.85% due 11/1/2021	355,000	355,433
	Technology Hardware, Storage & Peripherals — 0.5%
[b]	Lenovo Group Ltd., 4.75% due 3/29/2023	250,000	262,320
			847,586
	Telecommunication Services — 1.5%
	Diversified Telecommunication Services — 0.4%
	Qwest Corp., 6.75% due 12/1/2021	250,000	252,202
	Wireless Telecommunication Services — 1.1%
	Sprint Communications, Inc., 9.25% due 4/15/2022	550,000	573,925
			826,127
	Utilities — 5.7%
	Electric Utilities — 4.9%
[c]	Alliant Energy Finance LLC, 3.75% due 6/15/2023	42,000	44,043
[a]	Dominion Energy, Inc., Series D, 0.646% (LIBOR 3 Month + 0.53%) due 9/15/2023	225,000	225,038
[a]	Duke Energy Corp., 0.30% (SOFR + 0.25%) due 6/10/2023	135,000	134,950
[a]	Duke Energy Florida LLC, Series A, 0.372% (LIBOR 3 Month + 0.25%) due 11/26/2021	165,000	165,050
[a]	NextEra Energy Capital Holdings, Inc., 0.401% (LIBOR 3 Month + 0.27%) due 2/22/2023	200,000	200,024
	OGE Energy Corp., 0.703% due 5/26/2023	225,000	224,995
	Ohio Power Co., 5.375% due 10/1/2021	100,000	100,000
	Pacific Gas and Electric Co., 1.75% due 6/16/2022	435,000	434,430
[a,e]	PPL Electric Utilities Corp., 0.382% (LIBOR 3 Month + 0.25%) due 9/28/2023	200,000	199,716
	Public Service Enterprise Group, Inc., 2.65% due 11/15/2022	50,000	51,182
	Southern California Edison Co.,
[a]	Series D, 0.389% (LIBOR 3 Month + 0.27%) due 12/3/2021	190,000	190,029
[a]	Series F, 0.40% (SOFR + 0.35%) due 6/13/2022	230,000	229,993
	Tampa Electric Co., 2.60% due 9/15/2022	185,000	187,666
	Virginia Electric & Power Co., 2.95% due 1/15/2022	205,000	205,264
	Gas Utilities — 0.8%
[a]	Atmos Energy Corp., 0.496% (LIBOR 3 Month + 0.38%) due 3/9/2023	170,000	170,021
[a]	CenterPoint Energy Resources Corp., 0.62% (LIBOR 3 Month + 0.50%) due 3/2/2023	155,000	155,020
[a]	ONE Gas, Inc., 0.724% (LIBOR 3 Month + 0.61%) due 3/11/2023	107,000	106,998
			3,024,419
44 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Ultra Short Income Fund  |  September 30, 2021
	Issuer-Description	PRINCIPAL AMOUNT	VALUE
	Total Corporate Bonds (Cost $14,924,982)		14,965,534
	Long-Term Municipal Bonds — 0.5%
	Colorado Educational & Cultural Facilities Authority, Series B, 2.474% due 3/1/2022	$ 50,000	$ 50,435
	New Jersey Transportation Trust Fund Authority,
	2.551% due 6/15/2023	30,000	30,731
	2.631% due 6/15/2024	25,000	25,889
	New York State Urban Development Corp., Series D-1, 2.55% due 3/15/2022	120,000	121,205
	State of Connecticut GO, Series A, 3.471% due 9/15/2022	20,000	20,593
	Total Long-Term Municipal Bonds (Cost $245,000)		248,853
	Short-Term Investments — 9.1%
[f]	Thornburg Capital Management Fund	484,890	4,848,903
	Total Short-Term Investments (Cost $4,848,903)		4,848,903
	Total Investments — 97.9% (Cost $52,246,438)		$52,382,660
	Other Assets Less Liabilities — 2.1%		1,134,597
	Net Assets — 100.0%		$53,517,257

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2021.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2021, the aggregate value of these securities in the Fund’s portfolio was $30,502,152, representing 56.99% of the Fund’s net assets.
d	When-issued security.
e	Segregated as collateral for a when-issued security.
f	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
GO	General Obligation
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
UMBS	Uniform Mortgage Backed Securities
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 45

Schedule of Investments
Thornburg Strategic Income Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Common Stock — 0.0%
	Energy — 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
[a,b]	Malamute Energy, Inc.	847	$ 847
			847
	Total Common Stock (Cost $0)		847
	Preferred Stock — 0.8%
	Banks — 0.3%
	Banks — 0.3%
[c,d]	AgriBank FCB 6.875% (LIBOR 3 Month + 4.23%)	40,000	4,300,000
[c,d]	CoBank ACB Series F, 6.25% (LIBOR 3 Month + 4.56%)	50,000	5,175,000
			9,475,000
	Diversified Financials — 0.3%
	Capital Markets — 0.2%
[a,d]	Gabelli Dividend & Income Trust 1.70%, 3/26/2028	412	10,286,816
	Diversified Financial Services — 0.1%
[c]	Compass Diversified Holdings Series C, 7.875%	108,150	2,898,420
			13,185,236
	Energy — 0.2%
	Oil, Gas & Consumable Fuels — 0.2%
[c]	Crestwood Equity Partners LP 9.25%	653,920	6,532,661
			6,532,661
	Total Preferred Stock (Cost $26,955,880)		29,192,897
	Asset Backed Securities — 24.0%
	Auto Receivables — 6.0%
[e]	ACC Auto Trust, Series 2021-A Class A, 1.08% due 4/15/2027	$ 7,057,859	7,069,212
	ACC Trust,
[e]	Series 2019-1 Class C, 6.41% due 2/20/2024	3,500,000	3,578,568
[e]	Series 2019-2 Class B, 3.63% due 8/21/2023	3,400,000	3,433,703
[e]	Series 2019-2 Class C, 5.24% due 10/21/2024	1,900,000	1,955,749
[e]	Series 2020-A Class A, 6.00% due 3/20/2023	2,674,373	2,716,678
[e]	Series 2021-1 Class A, 0.74% due 11/20/2023	5,522,282	5,524,579
[e]	American Credit Acceptance Receivables Trust, Series 2019-2 Class F, 5.81% due 6/12/2026	2,550,000	2,670,505
	Arivo Acceptance Auto Loan Receivables Trust,
[e]	Series 2019-1 Class A, 2.99% due 7/15/2024	653,925	660,805
[e]	Series 2019-1 Class B, 3.37% due 6/15/2025	2,000,000	2,050,708
[e]	Series 2021-1A Class A, 1.19% due 1/15/2027	868,418	871,370
[e]	Series 2021-1A Class C, 3.77% due 3/15/2027	900,000	913,413
[e]	Series 2021-1A Class D, 5.83% due 1/18/2028	850,000	854,220
[e]	Avid Automobile Receivables Trust, Series 2019-1 Class A, 2.62% due 2/15/2024	214,222	214,597
	CarNow Auto Receivables Trust,
[e]	Series 2020-1A Class A, 1.76% due 2/15/2023	1,346,611	1,349,146
[e]	Series 2021-1A Class A, 0.97% due 10/15/2024	7,993,671	8,007,670
	Carvana Auto Receivables Trust,
[e]	Series 2019-4A Class R, due 10/15/2026	8,000	2,954,723
[e]	Series 2020-N1A Class E, 5.20% due 7/15/2027	5,000,000	5,258,315
[e]	Series 2020-P1 Class R, 0.01% due 9/8/2027	20,000	5,722,098
[e]	Series 2021-N1 Class R, due 1/10/2028	16,371	8,572,422
[e]	Series 2021-N2 Class R, due 3/10/2028	7,000	4,454,880
[a,e]	Series 2021-N3 Class R, due 6/12/2028	6,000	1,878,000
[e]	Series 2021-P1 Class R, due 12/10/2027	23,500	6,012,355
[e]	Series 2021-P2 Class R, due 5/10/2028	7,500	3,705,300
[a,e]	Series 2021-P3 Class R, due 9/11/2028	9,000	5,028,030
[e]	CIG Auto Receivables Trust, Series 2019-1A Class D, 4.85% due 5/15/2026	2,000,000	2,052,231
46 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	CPS Auto Receivables Trust,
[e]	Series 2018-B Class E, 5.61% due 12/16/2024	$ 3,500,000	$ 3,680,096
[e]	Series 2019-B Class E, 5.00% due 3/17/2025	3,320,000	3,457,624
[e]	Series 2020-A Class F, 6.93% due 3/15/2027	3,500,000	3,655,868
[e]	Series 2020-B Class D, 4.75% due 4/15/2026	1,400,000	1,459,485
[e]	Series 2020-C Class F, 6.67% due 11/15/2027	1,000,000	1,057,316
[a,e]	CPS Auto Securitization Trust, Series 2021-1A Class A, 7.86% due 6/16/2026	10,000,000	10,020,000
[e]	CPS Auto Trust, Series 2018-C Class E, 6.07% due 9/15/2025	2,000,000	2,093,953
[a,e]	Credit Suisse ABS Trust, Series 2020-AT1 Class CERT, 0.01% due 6/15/2026	10,000	602,055
[e]	Credito Real USA Auto Receivables Trust, Series 2021-1A Class A, 1.35% due 2/16/2027	8,955,241	8,989,098
	FHF Trust,
[e]	Series 2020-1A Class A, 2.59% due 12/15/2023	1,954,623	1,967,226
[e]	Series 2021-2A Class A, 0.83% due 12/15/2026	5,150,000	5,146,320
[e]	First Investors Auto Owner Trust, Series 2019-1A Class E, 4.53% due 6/16/2025	3,640,000	3,756,139
	Flagship Credit Auto Trust,
[e]	Series 2018-4 Class R, 0.01% due 3/16/2026	13,000	1,604,804
[e]	Series 2019-1 Class R, 0.01% due 6/15/2026	24,000	3,440,969
[e]	Series 2019-2 Class R, 0.01% due 12/15/2026	13,000	2,734,514
[e]	Series 2019-3 Class R, 0.01% due 12/15/2026	15,000	3,332,038
[e]	Series 2019-4 Class R, 0.01% due 3/15/2027	8,000	2,207,198
	Foursight Capital Automobile Receivables Trust,
[e]	Series 2018-1 Class E, 5.56% due 1/16/2024	1,000,000	1,009,787
[e]	Series 2018-2 Class E, 5.50% due 10/15/2024	1,370,000	1,410,921
[e]	Series 2018-2 Class F, 6.48% due 6/15/2026	335,000	346,348
[e]	Series 2019-1 Class F, 5.57% due 11/16/2026	500,000	518,571
[e]	Series 2020-1 Class E, 3.49% due 4/15/2026	1,100,000	1,131,536
[e]	Series 2021-1 Class F, 4.06% due 8/15/2028	2,830,000	2,817,285
	GLS Auto Receivables Issuer Trust,
[e]	Series 2019-4A Class D, 4.09% due 8/17/2026	5,000,000	5,189,751
[e]	Series 2020-1A Class A, 2.17% due 2/15/2024	359,593	361,013
[e]	Series 2020-2A Class C, 4.57% due 4/15/2026	2,025,000	2,177,075
[e]	Series 2020-3A Class B, 1.38% due 8/15/2024	3,000,000	3,014,532
	JPMorgan Chase Bank NA - CACLN,
[e]	Series 2020-2 Class R, 31.355% due 2/25/2028	7,781,699	8,402,015
[e]	Series 2021-1 Class R, 28.348% due 9/25/2028	3,471,461	3,571,405
[e]	Series 2021-2 Class G, 8.482% due 12/26/2028	3,950,000	3,961,068
[e]	Octane Receivables Trust, Series 2020-1A Class A, 1.71% due 2/20/2025	1,560,328	1,572,581
[e]	Prestige Auto Receivables Trust, Series 2018-1A Class E, 5.03% due 1/15/2026	2,625,000	2,704,613
	Santander Consumer Auto Receivables Trust,
[e]	Series 2020-AA Class R, 0.01% due 1/16/2029	25,000	4,732,937
[e]	Series 2021-AA Class F, 5.79% due 8/15/2028	3,000,000	3,113,785
[e]	Series 2021-AA Class R, 0.01% due 8/15/2028	28,500	3,449,321
	Skopos Auto Receivables Trust,
[e]	Series 2019-1A Class C, 3.63% due 9/16/2024	2,000,000	2,031,996
[e]	Series 2019-1A Class D, 5.24% due 4/15/2025	2,650,000	2,726,806
[e]	U.S. Auto Funding LLC, Series 2019-1A Class C, 5.34% due 3/15/2023	2,511,000	2,540,470
	United Auto Credit Securitization Trust,
[e]	Series 2020-1 Class F, 9.08% due 1/12/2026	3,205,000	3,365,616
[e]	Series 2021-1 Class F, 4.30% due 9/10/2027	6,125,000	6,128,271
[e]	US Auto Funding, Series 2021-1A Class A, 0.79% due 7/15/2024	6,696,208	6,707,102
[e]	USASF Receivables LLC, Series 2020-1A Class A, 2.47% due 8/15/2023	2,472,855	2,480,704
[e]	Veros Auto Receivables Trust, Series 2021-1 Class A, 0.92% due 10/15/2026	3,862,211	3,863,366
[e]	Veros Automobile Receivables Trust, Series 2020-1 Class D, 5.64% due 2/16/2027	7,000,000	7,061,512
[e]	Westlake Automobile Receivables Trust, Series 2019-3A Class F, 4.72% due 4/15/2026	2,000,000	2,048,104
			235,152,471
	Credit Card — 2.0%
[e]	Avant Credit Card Master Trust, Series 2021-1A Class A, 1.37% due 4/15/2027	3,000,000	2,989,803
[e]	Brex Commercial Charge Card Master Trust, Series 2021-1 Class A, 2.09% due 7/15/2024	3,150,000	3,182,766
	Continental Credit Card LLC,
[e]	Series 2019-1A Class A, 3.83% due 8/15/2026	6,904,360	7,040,951
[e]	Series 2019-1A Class C, 6.16% due 8/15/2026	6,440,000	6,699,660
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 47

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Continental Finance Credit Card ABS Master Trust,
[e]	Series 2020-1A Class A, 2.24% due 12/15/2028	$ 3,000,000	$ 3,020,601
[e]	Series 2020-1A Class B, 3.66% due 12/15/2028	3,700,000	3,733,503
	Fair Square Issuance Trust,
[e]	Series 2020-AA Class A, 2.90% due 9/20/2024	6,000,000	6,040,225
[e]	Series 2020-AA Class C, 5.40% due 9/20/2024	9,500,000	9,586,016
	Genesis Private Label Amortizing Trust,
[e]	Series 2020-1 Class B, 2.83% due 7/20/2030	2,373,868	2,376,063
[e]	Series 2020-1 Class C, 4.19% due 7/20/2030	2,175,000	2,189,355
[e]	Series 2020-1 Class D, 6.63% due 7/20/2030	1,550,000	1,596,938
	Genesis Sales Finance Master Trust,
[e]	Series 2020-AA Class C, 2.99% due 9/22/2025	1,780,000	1,791,529
[e]	Series 2020-AA Class D, 4.71% due 9/22/2025	2,300,000	2,321,324
[e]	Mercury Financial Credit Card Master Trust, Series 2021-1A Class D, 6.26% due 3/20/2026	5,000,000	5,022,663
[e]	Mission Lane Credit Card Master Trust, Series 2021-A Class A, 1.59% due 9/15/2026	7,500,000	7,497,958
	Perimeter Master Note Business Trust,
[e]	Series 2019-2A Class A, 4.23% due 5/15/2024	2,966,000	3,053,362
[e]	Series 2019-2A Class B, 5.21% due 5/15/2024	6,500,000	6,677,407
[e]	Series 2019-2A Class C, 7.06% due 5/15/2024	1,463,000	1,520,589
			76,340,713
	Other Asset Backed — 13.3%
[d,e]	321 Henderson Receivables I LLC, Series 2006-3A Class A1, 0.284% (LIBOR 1 Month + 0.20%) due 9/15/2041	1,009,633	993,609
[e]	Amur Equipment Finance Receivables VII LLC, Series 2019-1A Class A2, 2.63% due 6/20/2024	902,904	912,770
	Amur Equipment Finance Receivables VIII LLC,
[e]	Series 2020-1A Class E, 7.00% due 1/20/2027	2,237,613	2,312,766
[e]	Series 2020-1A Class F, 7.00% due 12/20/2027	6,301,302	6,526,746
	Aqua Finance Trust,
[e]	Series 2019-A Class D, 6.07% due 7/16/2040	18,900,000	19,849,576
[e]	Series 2020-AA Class A, 1.90% due 7/17/2046	2,612,912	2,634,037
[e]	Series 2020-AA Class D, 7.15% due 7/17/2046	2,550,000	2,647,495
[e,f]	Series 2021-A Class A, 1.79% due 7/17/2046	6,000,000	5,990,223
[e]	Arm Master Trust LLC, Series 2021-T1 Class A, 2.43% due 11/15/2027	2,000,000	1,991,236
[e]	Avant Loans Funding Trust, Series 2019-B Class B, 3.15% due 10/15/2026	403,240	404,066
[e]	AXIS Equipment Finance Receivables LLC, Series 2021-1A Class F, 6.09% due 2/20/2029	8,152,000	8,161,001
	BHG Securitization Trust,
[e]	Series 2021-A Class A, 1.42% due 11/17/2033	11,073,652	11,088,945
[e]	Series 2021-A Class C, 3.69% due 11/17/2033	2,200,000	2,268,431
[e]	Series 2021-B Class A, 0.90% due 10/17/2034	6,000,000	5,996,803
[d,e,g]	Blackbird Capital Aircraft Lease Securitization Ltd., Series 2016-1A Class A, 4.213% due 12/16/2041	4,969,471	4,989,547
	CFG Investments Ltd.,
[e]	Series 2021-1 Class A, 4.70% due 5/20/2032	7,275,000	7,485,968
[e]	Series 2021-1 Class C, 7.48% due 5/20/2032	1,560,000	1,596,711
[e]	Series 2021-1 Class D, 9.07% due 5/20/2032	515,000	527,651
[e]	Conn’s Receivables Funding LLC, Series 2020-A Class A, 1.71% due 6/16/2025	586,701	586,789
	Consumer Loan Underlying Bond Credit Trust,
[e]	Series 2018-P3 Class C, 5.54% due 1/15/2026	5,022,915	5,074,396
[e]	Series 2019-HP1 Class C, 4.70% due 12/15/2026	5,000,000	5,140,327
[d,e]	Series 2019-HP1 Class CERT, due 12/15/2026	100,000	992,790
[e]	Series 2019-P1 Class C, 4.66% due 7/15/2026	4,500,000	4,580,644
[e]	Series 2019-P2 Class C, 4.41% due 10/15/2026	1,500,000	1,530,993
[e]	Series 2020-P1 Class B, 2.92% due 3/15/2028	1,500,000	1,512,134
[e]	Credit Suisse ABS Trust, Series 2018-LD1 Class D, 6.30% due 7/25/2024	1,927,658	1,929,904
[e]	Dext ABS LLC, Series 2020-1 Class A, 1.46% due 2/16/2027	2,966,810	2,980,522
[e]	Diamond Infrastructure Funding LLC, Series 2021-1A Class A, 1.76% due 4/15/2049	15,300,000	15,085,578
	Diamond Resorts Owner Trust,
[e]	Series 2018-1 Class A, 3.70% due 1/21/2031	1,044,896	1,072,850
[e]	Series 2019-1A Class A, 2.89% due 2/20/2032	2,654,313	2,722,320
[e,g]	ECAF I Ltd., Series 2015-1A Class B1, 5.802% due 6/15/2040	4,904,567	3,483,949
[e]	ExteNet LLC, Series 2019-1A Class A2, 3.204% due 7/26/2049	5,000,000	5,133,777
	Foundation Finance Trust,
[e]	Series 2017-1A Class A, 3.30% due 7/15/2033	465,014	470,084
[e]	Series 2019-1A Class A, 3.86% due 11/15/2034	3,428,902	3,539,426
48 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[e]	Series 2019-1A Class C, 5.66% due 11/15/2034	$ 575,000	$ 629,253
[e]	Series 2020-1A Class A, 3.54% due 7/16/2040	2,436,140	2,522,992
[e]	Series 2020-1A Class C, 5.75% due 7/16/2040	4,025,000	4,521,397
[e]	Series 2021-1A Class A, 1.27% due 5/15/2041	3,375,629	3,362,557
[e]	Series 2021-1A Class D, 4.96% due 5/15/2041	2,345,000	2,366,596
	Freed ABS Trust,
[e]	Series 2019-1 Class B, 3.87% due 6/18/2026	223,437	224,251
[e]	Series 2019-2 Class C, 4.86% due 11/18/2026	5,000,000	5,115,175
[e]	Series 2020-FP1 Class A, 2.52% due 3/18/2027	542,305	543,330
[e]	Series 2021-1CP Class A, 0.66% due 3/20/2028	1,424,972	1,424,576
	Goldman Home Improvement Trust,
[e]	Series 2021-GRN2 Class A, 1.15% due 6/25/2051	8,252,541	8,194,995
[a,e]	Series 2021-GRN2 Class R due 6/20/2051	41,500	6,724,660
[e]	Goodgreen Trust, Series 2021-1A Class A, 2.66% due 10/15/2056	13,641,197	13,753,707
	GoodLeap Sustainable Home Solutions Trust,
[e]	Series 2021-3CS Class C, 3.50% due 5/20/2048	4,500,000	4,360,490
[e]	Series 2021-4GS Class A, 1.93% due 7/20/2048	5,000,000	4,927,269
[d,e,g]	Greystone Commercial Real Estate Notes Ltd., Series 2021-FL3 Class A, 1.104% (LIBOR 1 Month + 1.02%) due 7/15/2039	11,500,000	11,489,267
[e]	HERO Funding Trust, Series 2017-2A Class A1, 3.28% due 9/20/2048	1,454,633	1,513,191
[e]	Hilton Grand Vacations Trust, Series 2019-AA Class A, 2.34% due 7/25/2033	2,138,497	2,199,899
[e]	InStar Leasing III LLC, Series 2021-1A Class C, 5.29% due 2/15/2054	5,555,017	5,432,147
	LendingClub Receivables Trust,
[e]	Series 2019-1 Class CERT, due 7/17/2045	70,300	839,561
[e]	Series 2019-7 Class R1, 0.01% due 1/15/2027	2,267,377	1,135,956
[e]	Series 2019-7 Class R2, 0.01% due 1/15/2027	379,730	190,245
[e]	Series 2020-6A Class A, 2.75% due 11/15/2047	4,572,438	4,596,111
	LendingPoint Asset Securitization Trust,
[e]	Series 2019-2 Class C, 4.66% due 11/10/2025	2,439,533	2,453,233
[e]	Series 2020-REV1 Class B, 4.494% due 10/15/2028	4,000,000	4,215,217
[e]	Series 2020-REV1 Class C, 7.699% due 10/15/2028	4,000,000	4,226,641
[e]	Series 2021-1 Class A, 1.75% due 4/15/2027	5,635,685	5,667,635
[e]	Series 2021-A Class D, 5.73% due 12/15/2028	9,000,000	8,982,215
[e,f]	Series 2021-B Class D, 5.80% due 2/15/2029	5,000,000	4,999,353
	LL ABS Trust,
[e]	Series 2020-1A Class C, 6.54% due 1/17/2028	2,200,000	2,355,740
[e]	Series 2021-1A Class A, 1.07% due 5/15/2029	5,797,595	5,790,149
	Loanpal Solar Loan Ltd.,
[a,e,h]	Series 2021-1GS Class R, 0.01% due 1/20/2048	13,252,480	12,065,058
[e]	Series 2021-2GS Class C, 3.50% due 3/20/2048	3,378,000	3,267,775
[a,e]	LP LMS Asset Securitization Trust, Series 2021-2A Class D, 6.61% due 1/15/2029	2,947,000	2,946,236
	Marlette Funding Trust,
[e]	Series 2019-1A Class C, 4.42% due 4/16/2029	3,000,000	3,035,215
[e]	Series 2020-1A Class B, 2.38% due 3/15/2030	1,630,260	1,639,418
[e]	Series 2020-2A Class A, 1.02% due 9/16/2030	91,322	91,332
[e]	Series 2021-1A Class R, due 6/16/2031	9,520	3,632,157
[e,i]	Series 2021-2A Class R, due 9/15/2031	16,347	6,314,550
	Mosaic Solar Loan Trust,
[e]	Series 2020-1A Class C, 4.47% due 4/20/2046	1,063,042	1,083,545
[e]	Series 2020-2A Class D, 5.42% due 8/20/2046	1,510,091	1,575,355
[a,e]	Series 2020-2A Class R, 0.01% due 8/20/2046	1,325,471	652,662
[a,e]	Series 2021-1A Class R, 0.01% due 12/20/2046	8,600,000	4,191,640
[a,e]	Series 2021-2A Class R, 0.01% due 4/22/2047	9,930,000	2,279,928
[a,e]	Series 2021-3A Class R, due 6/20/2052	12,320,000	3,523,015
[d,e]	Nationstar HECM Loan Trust, Series 2020-1A Class A1, 1.269% due 9/25/2030	6,950,606	6,969,557
	New Residential Advance Receivables Trust Advance Receivables Backed,
[e]	Series 2020-T1 Class AT1, 1.426% due 8/15/2053	8,500,000	8,493,245
[e]	Series 2020-T1 Class BT1, 1.823% due 8/15/2053	3,000,000	3,001,413
[e]	Series 2020-T1 Class CT1, 2.269% due 8/15/2053	3,400,000	3,415,044
[e]	Series 2020-T1 Class DT1, 3.011% due 8/15/2053	6,575,000	6,601,428
[e]	New Residential Advance Receivables Trust Advance Receivables Backed Notes, Series 2020-APT1 Class AT1, 1.035% due 12/16/2052	2,600,000	2,599,276
[e]	NMEF Funding LLC, Series 2019-A Class A, 2.73% due 8/17/2026	628,081	629,724
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 49

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	NRZ Advance Receivables Trust,
[e]	Series 2020-T2 Class CT2, 2.17% due 9/15/2053	$ 3,000,000	$ 3,007,974
[e]	Series 2020-T2 Class DT2, 2.863% due 9/15/2053	5,550,000	5,562,524
[e]	Series 2020-T3 Class DT3, 2.458% due 10/15/2052	2,640,000	2,649,670
	Ocwen Master Advance Receivables Trust,
[e]	Series 2020-T1 Class AT1, 1.278% due 8/15/2052	8,000,000	7,995,902
[e]	Series 2020-T1 Class BT1, 1.774% due 8/15/2052	2,850,000	2,858,343
[e]	Series 2020-T1 Class CT1, 2.32% due 8/15/2052	1,480,000	1,484,688
[e]	Series 2020-T1 Class DT1, 3.061% due 8/15/2052	8,355,000	8,389,842
[e]	Oportun Funding LLC, Series 2020-1 Class B, 3.45% due 5/15/2024	9,900,000	10,033,453
	Pagaya AI Debt Selection Trust,
[e]	Series 2020-3 Class A, 2.10% due 5/17/2027	2,337,870	2,351,324
[e]	Series 2021-1 Class A, 1.18% due 11/15/2027	9,897,312	9,908,618
[e]	Series 2021-3 Class A, 1.15% due 5/15/2029	10,000,000	10,000,448
[e]	Series 2021-HG1 Class A, 1.22% due 1/16/2029	5,854,992	5,855,704
[e]	Pawnee Equipment Receivables LLC, Series 2020-1 Class A, 1.37% due 11/17/2025	2,009,953	2,021,292
[e]	PFS Financing Corp., Series 2020-B Class A, 1.21% due 6/15/2024	2,500,000	2,516,322
	Prosper Pass-Thru Trust,
[e]	Series 2019-ST1 Class CERT, 0.01% due 7/15/2025	13,363,728	3,971,871
[e]	Series 2019-ST2 Class R1, 0.01% due 11/15/2025	6,385,267	2,116,382
[e]	Series 2019-ST2 Class R2, 0.01% due 11/15/2025	3,193,133	1,058,357
[e]	Regional Management Issuance Trust, Series 2019-1 Class A, 3.05% due 11/15/2028	225,000	228,753
	Republic Finance Issuance Trust,
[e]	Series 2019-A Class A, 3.43% due 11/22/2027	5,505,000	5,523,768
[e]	Series 2019-A Class C, 5.10% due 11/22/2027	1,800,000	1,808,003
[e]	SCF Equipment Leasing LLC, Series 2019-2A Class C, 3.11% due 6/21/2027	7,300,000	7,587,609
[e]	Small Business Lending Trust, Series 2020-A Class A, 2.62% due 12/15/2026	1,087,718	1,090,182
[e]	SolarCity LMC Series I LLC, Series 2013-1 Class A, 4.80% due 11/20/2038	1,557,940	1,626,129
[e]	SolarCity LMC Series II LLC, Series 2014-1 Class A, 4.59% due 4/20/2044	2,027,817	2,124,442
[e]	SpringCastle America Funding LLC, Series 2020-AA Class A, 1.97% due 9/25/2037	6,988,375	7,046,272
[e]	SPS Servicer Advance Receivables Trust, Series 2020-T2 Class A, 1.83% due 11/15/2055	3,300,000	3,327,009
[e]	Theorem Funding Trust, Series 2021-1A Class A, 1.21% due 12/15/2027	10,654,224	10,667,447
[d,e]	Towd Point Mortgage Trust, Series 2018-2 Class A1, 3.25% due 3/25/2058	3,218,144	3,304,780
	Upstart Pass-Through Trust,
[e]	Series 2020-ST2 Class A, 3.50% due 3/20/2028	2,369,565	2,417,195
[e]	Series 2020-ST3 Class A, 3.35% due 4/20/2028	3,133,549	3,189,706
[e]	Series 2021-ST4 Class A, 2.00% due 7/20/2027	1,828,743	1,826,903
[e]	Series 2021-ST6 Class A, 1.85% due 8/20/2027	4,809,462	4,814,229
[e]	Series 2021-ST8 Class CERT, due 10/20/2029	1,270,000	1,578,356
	Upstart Securitization Trust,
[e]	Series 2017-2 Class C, 5.59% due 3/20/2025	852,080	853,467
[e,h]	Series 2018-2 Class CERT, 0.01% due 12/22/2025	84,500	3,414,214
[e]	Series 2019-3 Class A, 2.684% due 1/21/2030	261,956	262,312
[e]	Series 2021-1 Class CERT, 0.01% due 3/20/2031	11,275	5,604,260
[e]	Series 2021-2 Class A, 0.91% due 6/20/2031	3,341,246	3,340,205
	Series 2021-2 Class CERT, due 6/20/2031	3,645	3,107,408
[e]	Series 2021-3 Class CERT, due 7/20/2031	7,165	7,165,000
[a,e]	Series 2021-4 Class CERT, due 9/20/2031	4,706	6,001,138
			514,670,946
	Student Loan — 2.7%
	College Ave Student Loans LLC,
[d,e]	Series 2021-A Class A1, 1.186% (LIBOR 1 Month + 1.10%) due 7/25/2051	3,213,022	3,202,552
[e]	Series 2021-A Class A2, 1.60% due 7/25/2051	428,403	429,248
	Commonbond Student Loan Trust,
[e]	Series 18-CGS Class A1, 3.87% due 2/25/2046	820,250	846,297
[e]	Series 2020-1 Class A, 1.69% due 10/25/2051	3,168,296	3,219,891
[e]	Series 2021-BGS Class A, 1.17% due 9/25/2051	4,000,000	3,985,993
	National Collegiate Student Loan Trust,
[d]	Series 2004-2 Class B, 0.626% (LIBOR 1 Month + 0.54%) due 12/26/2033	20,652,424	19,929,595
[d]	Series 2006-1 Class A5, 0.436% (LIBOR 1 Month + 0.35%) due 3/25/2033	13,749,739	13,337,260
[d]	Series 2006-4 Class A4, 0.396% (LIBOR 1 Month + 0.31%) due 5/25/2032	7,969,458	7,730,377
[d,e]	Navient Private Education Refi Loan Trust, Series 2019-D Class A2B, 1.134% (LIBOR 1 Month + 1.05%) due 12/15/2059	5,206,484	5,256,781
50 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,e]	Nelnet Private Education Loan Trust, Series 2016-A Class A1A, 1.836% (LIBOR 1 Month + 1.75%) due 12/26/2040	$ 414,047	$ 415,650
	Nelnet Student Loan Trust,
[d,e]	Series 2015-2A Class A2, 0.686% (LIBOR 1 Month + 0.60%) due 9/25/2047	2,819,228	2,808,147
[d,e]	Series 2021-CA Class AFL, 0.829% (LIBOR 1 Month + 0.74%) due 4/20/2062	5,500,000	5,508,069
[d,e,g]	Prodigy Finance DAC, Series 2021-1A Class A, 1.336% (LIBOR 1 Month + 1.25%) due 7/25/2051	2,231,493	2,236,225
	SLM Student Loan Trust,
[d]	Series 2008-2 Class A3, 0.875% (LIBOR 3 Month + 0.75%) due 4/25/2023	767,799	757,064
[d]	Series 2008-5 Class A4, 1.825% (LIBOR 3 Month + 1.70%) due 7/25/2023	1,030,367	1,040,388
[d]	Series 2011-2 Class A2, 1.286% (LIBOR 1 Month + 1.20%) due 10/25/2034	5,000,000	5,091,985
[d]	Series 2012-1 Class A3, 1.036% (LIBOR 1 Month + 0.95%) due 9/25/2028	2,071,765	2,054,635
[d]	Series 2013-6 Class A3, 0.736% (LIBOR 1 Month + 0.65%) due 6/25/2055	2,275,306	2,296,413
	SMB Private Education Loan Trust,
[d,e]	Series 2021-A Class A1, 0.584% (LIBOR 1 Month + 0.50%) due 1/15/2053	147,671	147,852
[e]	Series 2021-A Class R, 0.01% due 1/15/2053	2,742	8,816,705
[d,e]	Series 2021-D Class A1B, 0.684% (LIBOR 1 Month + 0.60%) due 3/17/2053	4,500,000	4,504,906
[e]	SoFi Professional Loan Program Trust, Series 2021-B Class R1, due 2/15/2047	90,000	5,872,500
[d,e]	Towd Point Asset Trust, Series 2021-SL1 Class A2, 0.80% (LIBOR 1 Month + 0.70%) due 11/20/2061	4,294,469	4,295,709
			103,784,242
	Total Asset Backed Securities (Cost $897,812,378)		929,948,372
	Corporate Bonds — 45.2%
	Automobiles & Components — 1.5%
	Auto Components — 0.1%
[e]	Real Hero Merger Sub 2, Inc., 6.25% due 2/1/2029	4,616,000	4,788,269
	Automobiles — 1.4%
[d,e,g]	BMW Finance NV, 0.913% (LIBOR 3 Month + 0.79%) due 8/12/2022	4,000,000	4,025,040
[d,e]	BMW US Capital LLC, 0.43% (SOFR + 0.38%) due 8/12/2024	6,539,000	6,571,434
	Daimler Finance North America LLC,
[d,e]	1.025% (LIBOR 3 Month + 0.90%) due 2/15/2022	5,500,000	5,516,665
[e]	2.125% due 3/10/2025	7,500,000	7,735,200
[e]	3.75% due 11/5/2021	1,505,000	1,509,545
	Hyundai Capital America,
[e]	0.875% due 6/14/2024	2,950,000	2,934,896
[e]	1.00% due 9/17/2024	5,000,000	4,990,300
[e]	1.65% due 9/17/2026	2,750,000	2,725,470
[e]	1.80% due 10/15/2025 - 1/10/2028	1,933,000	1,931,448
[e]	2.375% due 2/10/2023	6,747,000	6,895,029
[e]	2.75% due 9/27/2026	1,250,000	1,295,750
[e]	3.95% due 2/1/2022	1,202,000	1,215,090
	Hyundai Capital Services, Inc.,
[e,g]	1.25% due 2/8/2026	830,000	815,815
[e,g]	3.75% due 3/5/2023	971,000	1,012,316
	Nissan Motor Acceptance Co. LLC,
[d,e]	0.779% (LIBOR 3 Month + 0.65%) due 7/13/2022	440,000	440,273
[d,e]	0.822% (LIBOR 3 Month + 0.69%) due 9/28/2022	460,000	461,159
[e]	Volkswagen Group of America Finance LLC, 4.00% due 11/12/2021	2,500,000	2,509,900
			57,373,599
	Banks — 0.4%
	Banks — 0.4%
[d]	Capital One NA, 0.945% (LIBOR 3 Month + 0.82%) due 8/8/2022	3,000,000	3,015,090
[d]	Citizens Bank NA/Providence RI, 1.082% (LIBOR 3 Month + 0.95%) due 3/29/2023	4,000,000	4,038,960
[e,g]	Macquarie Bank Ltd., 3.624% due 6/3/2030	2,800,000	2,940,532
[d,e,g]	NBK SPC Ltd., 1.625% (SOFR + 1.05%) due 9/15/2027	3,714,000	3,668,503
	Santander Holdings USA, Inc.,
	3.244% due 10/5/2026	1,815,000	1,939,037
	3.45% due 6/2/2025	1,185,000	1,268,436
			16,870,558
	Capital Goods — 1.7%
	Aerospace & Defense — 0.9%
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 51

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Boeing Co., 2.196% due 2/4/2026	$ 2,832,000	$ 2,854,486
[e]	BWX Technologies, Inc.,4.125% due 6/30/2028 - 4/15/2029	8,286,000	8,486,545
[e]	Spirit AeroSystems, Inc., 7.50% due 4/15/2025	7,567,000	8,012,848
	Teledyne Technologies, Inc.,
	2.25% due 4/1/2028	4,423,000	4,496,156
	2.75% due 4/1/2031	2,217,000	2,269,232
[e]	TransDigm, Inc., 6.25% due 3/15/2026	9,244,000	9,666,728
	Machinery — 0.7%
[e,g]	ATS Automation Tooling Systems, Inc., 4.125% due 12/15/2028	6,820,000	6,990,432
	Flowserve Corp., 3.50% due 10/1/2030	4,053,000	4,248,436
[e]	Huntington Ingalls Industries, Inc., 2.043% due 8/16/2028	6,445,000	6,360,699
	nVent Finance Sarl,
[g]	3.95% due 4/15/2023	2,000,000	2,080,240
[g]	4.55% due 4/15/2028	3,000,000	3,294,420
	Westinghouse Air Brake Technologies Corp., 4.40% due 3/15/2024	3,854,000	4,144,322
	Trading Companies & Distributors — 0.1%
[e]	IAA, Inc., 5.50% due 6/15/2027	2,479,000	2,589,365
			65,493,909
	Commercial & Professional Services — 1.2%
	Commercial Services & Supplies — 0.9%
[e]	ACCO Brands Corp., 4.25% due 3/15/2029	9,246,000	9,307,116
[e,g]	Cimpress plc, 7.00% due 6/15/2026	9,141,000	9,538,999
	CoreCivic, Inc., 8.25% due 4/15/2026	6,827,000	6,964,769
[e]	Nielsen Finance LLC/Nielsen Finance Co., 5.875% due 10/1/2030	9,182,000	9,661,025
	Professional Services — 0.3%
	Gartner, Inc.,
[e]	3.625% due 6/15/2029	1,385,000	1,397,022
[e]	3.75% due 10/1/2030	5,485,000	5,649,440
[e]	4.50% due 7/1/2028	3,749,000	3,930,489
			46,448,860
	Consumer Durables & Apparel — 0.5%
	Household Durables — 0.2%
[e]	CD&R Smokey Buyer, Inc., 6.75% due 7/15/2025	5,658,000	5,989,955
[e,g]	Panasonic Corp., 2.536% due 7/19/2022	2,790,000	2,830,790
	Leisure Products — 0.3%
[e]	Vista Outdoor, Inc., 4.50% due 3/15/2029	12,100,000	12,300,860
			21,121,605
	Consumer Services — 0.9%
	Hotels, Restaurants & Leisure — 0.9%
	Hyatt Hotels Corp.,
[f]	1.80% due 10/1/2024	6,520,000	6,534,931
	5.75% due 4/23/2030	4,475,000	5,359,439
[e]	Nathan’s Famous, Inc., 6.625% due 11/1/2025	13,809,000	14,085,180
[e]	Papa John’s International, Inc., 3.875% due 9/15/2029	685,000	681,575
[e]	SeaWorld Parks & Entertainment, Inc., 8.75% due 5/1/2025	2,906,000	3,123,456
[e]	TKC Holdings, Inc., 6.875% due 5/15/2028	3,682,000	3,801,996
			33,586,577
	Diversified Financials — 6.6%
	Capital Markets — 2.5%
	Ares Capital Corp., 3.25% due 7/15/2025	1,484,000	1,559,001
[e,g]	B3 SA - Brasil Bolsa Balcao, 4.125% due 9/20/2031	2,959,000	2,900,057
[e]	Blackstone Private Credit Fund, 2.625% due 12/15/2026	5,212,000	5,200,794
[d]	Citigroup Global Markets Holdings, Inc., 6.40% due 1/29/2035	4,108,000	4,001,907
[e]	Compass Group Diversified Holdings LLC, 5.25% due 4/15/2029	5,610,000	5,866,096
	Hercules Capital, Inc., 2.625% due 9/16/2026	5,218,000	5,215,913
[a,b,e,j]	JPR Royalty Sub LLC, 14.00% due 9/1/2020	2,000,000	0
52 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	LPL Holdings, Inc.,
[e]	4.00% due 3/15/2029	$ 2,820,000	$ 2,897,860
[e]	4.375% due 5/15/2031	5,085,000	5,306,197
[e]	4.625% due 11/15/2027	1,840,000	1,908,338
	Main Street Capital Corp., 3.00% due 7/14/2026	2,258,000	2,302,257
	Owl Rock Capital Corp., 2.875% due 6/11/2028	11,594,000	11,563,972
[e]	Owl Rock Core Income Corp., 3.125% due 9/23/2026	6,532,000	6,454,073
	Owl Rock Technology Finance Corp.,
	2.50% due 1/15/2027	8,296,000	8,333,498
[e]	3.75% due 6/17/2026	3,540,000	3,738,913
[e]	4.75% due 12/15/2025	6,409,000	7,005,357
	Sixth Street Specialty Lending, Inc.,
	2.50% due 8/1/2026	654,000	661,338
	3.875% due 11/1/2024	6,076,000	6,469,968
	SLR Investment Corp., 4.50% due 1/20/2023	3,875,000	3,983,577
[e]	StoneX Group, Inc., 8.625% due 6/15/2025	9,286,000	9,993,686
	Consumer Finance — 0.2%
[e]	FirstCash, Inc., 4.625% due 9/1/2028	9,115,000	9,460,550
	Diversified Financial Services — 3.7%
	Antares Holdings LP,
[e]	2.75% due 1/15/2027	4,870,000	4,872,045
[e]	3.95% due 7/15/2026	1,750,000	1,845,777
[e]	6.00% due 8/15/2023	4,435,000	4,803,327
[e]	8.50% due 5/18/2025	2,750,000	3,278,935
	Bank of America Corp.,
[d]	0.529% (BSBY3M + 0.43%) due 5/28/2024	1,707,000	1,712,104
[d]	0.976% (SOFR + 0.69%) due 4/22/2025	9,500,000	9,548,830
[d]	1.734% (SOFR + 0.96%) due 7/22/2027	1,290,000	1,296,669
[d,g]	Barclays plc, 1.505% (LIBOR 3 Month + 1.38%) due 5/16/2024	2,500,000	2,542,250
	BNP Paribas SA,
[d,e,g]	2.159% (SOFR + 1.22%) due 9/15/2029	1,350,000	1,339,213
[e,g]	3.375% due 1/9/2025	5,000,000	5,331,600
	Citigroup, Inc.,
[d]	0.719% (SOFR + 0.67%) due 5/1/2025	3,971,000	3,990,736
[d]	0.82% (SOFR + 0.77%) due 6/9/2027	6,750,000	6,760,260
[d]	1.462% (SOFR + 0.77%) due 6/9/2027	9,250,000	9,200,975
	Deutsche Bank AG,
[g]	0.898% due 5/28/2024	3,667,000	3,663,443
[d,g]	1.354% (LIBOR 3 Month + 1.23%) due 2/27/2023	2,800,000	2,826,516
[g]	5.00% due 2/14/2022	3,500,000	3,557,540
	Goldman Sachs Group, Inc.,
[d]	0.55% (SOFR + 0.50%) due 9/10/2024	3,687,000	3,689,102
[d]	0.65% (SOFR + 0.50%) due 7/16/2024	5,092,000	5,066,795
[d]	0.87% (SOFR + 0.82%) due 9/10/2027	3,687,000	3,686,705
	HSBC Holdings plc,
[d,g]	1.589% (SOFR + 1.29%) due 5/24/2027	3,500,000	3,478,615
[d,g]	1.645% (SOFR + 1.54%) due 4/18/2026	3,750,000	3,772,125
[d,g]	2.206% (SOFR + 1.29%) due 8/17/2029	3,500,000	3,474,380
	JPMorgan Chase & Co.,
[d]	0.935% (SOFR + 0.89%) due 4/22/2027	4,200,000	4,251,198
[d]	1.04% (SOFR + 0.70%) due 2/4/2027	3,249,000	3,187,366
[d]	2.069% (SOFR + 1.02%) due 6/1/2029	1,640,000	1,643,608
[d]	0.63% (SOFR + 0.58%) due 6/23/2025	10,125,000	10,170,259
[d,g]	Mizuho Financial Group, Inc., 0.759% (LIBOR 3 Month + 0.63%) due 5/25/2024	2,946,000	2,963,588
[d]	Morgan Stanley, 0.75% (SOFR + 0.70%) due 1/20/2023	3,500,000	3,506,055
	Natwest Group plc,
[d,g]	1.595% (LIBOR 3 Month + 1.47%) due 5/15/2023	1,398,000	1,409,408
[d,g]	1.642% (H15T1Y + 0.90%) due 6/14/2027	2,000,000	1,998,720
	Societe Generale SA,
[d,e,g]	1.792% (H15T1Y + 1.00%) due 6/9/2027	1,667,000	1,657,548
[e,g]	2.625% due 1/22/2025	3,000,000	3,116,340
[e,g]	3.875% due 3/28/2024	2,000,000	2,138,400
[e,g]	4.25% due 9/14/2023	3,000,000	3,199,170
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 53

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,e,g]	UBS Group AG, 1.494% (H15T1Y + 0.85%) due 8/10/2027	$ 2,679,000	$ 2,649,960
[e]	United Wholesale Mortgage LLC, 5.50% due 11/15/2025	10,301,000	10,388,868
	Western Union Co., 2.85% due 1/10/2025	2,338,000	2,452,094
	Insurance — 0.2%
[e]	Global Atlantic Fin Co., 4.40% due 10/15/2029	7,275,000	7,992,388
			257,286,264
	Energy — 3.9%
	Energy Equipment & Services — 0.2%
[e]	Enviva Partners LP/Enviva Partners Finance Corp., 6.50% due 1/15/2026	6,270,000	6,492,271
[e]	Hanwha Energy USA Holdings Corp., 2.375% due 7/30/2022	1,915,000	1,942,250
	Odebrecht Offshore Drilling Finance Ltd.,
[e,g]	6.72% due 12/1/2022	172,913	170,256
[e,g,k]	7.72% due 12/1/2026 PIK	2,436,128	576,948
[c,e,g]	Odebrecht Oil & Gas Finance Ltd. (Guaranty: Odebrecht Oleo e Gas SA), Zero coupon due 11/1/2021	304,899	2,546
[b,e,g,j]	Schahin II Finance Co. SPV Ltd., 5.875% due 9/25/2023	10,461,182	539,065
	Oil, Gas & Consumable Fuels — 3.7%
	Boardwalk Pipelines LP, 4.80% due 5/3/2029	3,920,000	4,484,911
[e]	Citgo Holding, Inc., 9.25% due 8/1/2024	5,572,000	5,614,291
[e]	CITGO Petroleum Corp., 7.00% due 6/15/2025	1,800,000	1,841,256
[e]	Colorado Interstate Gas Co. LLC/Colorado Interstate Issuing Corp., 4.15% due 8/15/2026	725,000	805,149
	Delek Logistics Partners LP/Delek Logistics Finance Corp., 6.75% due 5/15/2025	9,188,000	9,421,559
[d]	Energy Transfer LP, 3.143% (LIBOR 3 Month + 3.02%) due 11/1/2066	1,200,000	987,372
	EQM Midstream Partners LP, Series 5Y, 4.75% due 7/15/2023	1,171,000	1,225,042
	Florida Gas Transmission Co. LLC,
[e]	2.30% due 10/1/2031	3,985,000	3,920,044
[e]	3.875% due 7/15/2022	4,765,000	4,848,340
	Galaxy Pipeline Assets Bidco Ltd.,
[e,g]	1.75% due 9/30/2027	2,250,895	2,277,613
[e,g]	2.16% due 3/31/2034	4,360,000	4,288,409
[e,g]	2.625% due 3/31/2036	6,630,000	6,538,174
[e,g]	Gazprom PJSC via Gaz Finance plc, 3.50% due 7/14/2031	16,000,000	15,944,960
	Gray Oak Pipeline LLC,
[e]	2.00% due 9/15/2023	3,809,000	3,884,647
[e]	3.45% due 10/15/2027	5,130,000	5,417,844
	Gulf South Pipeline Co. LP, 4.00% due 6/15/2022	6,944,000	7,051,146
[e]	Gulfstream Natural Gas System LLC, 4.60% due 9/15/2025	5,000,000	5,550,750
[e,g]	Harvest Operations Corp., 1.00% due 4/26/2024	3,642,000	3,644,732
	HollyFrontier Corp., 2.625% due 10/1/2023	1,304,000	1,346,836
[e]	Midwest Connector Capital Co. LLC, 4.625% due 4/1/2029	5,487,000	5,897,867
[e]	Par Petroleum LLC/Par Petroleum Finance Corp., 7.75% due 12/15/2025	451,000	450,747
	Parkland Corp.,
[e,g]	4.50% due 10/1/2029	1,825,000	1,852,174
[e,g]	5.875% due 7/15/2027	3,726,000	3,951,833
[g]	Petroleos Mexicanos, 5.95% due 1/28/2031	2,802,000	2,714,774
	Petroleos Mexicanos (EUR), 3.75% due 2/21/2024	4,466,000	5,343,182
[g]	Petroleos Mexicanos (Guaranty: Export-Import Bank of the United States), 6.50% due 1/23/2029	4,118,000	4,230,874
[e,g]	Petrorio Luxembourg Sarl, 6.125% due 6/9/2026	800,000	806,176
[b,j]	RAAM Global Energy Co., 12.50% due 10/1/2015	2,000,000	200
	SA Global Sukuk Ltd.,
[e,g]	0.946% due 6/17/2024	4,969,000	4,922,093
[e,g]	1.602% due 6/17/2026	6,076,000	6,048,415
[e,g]	Sinopec Group Overseas Development 2018 Ltd., 1.45% due 1/8/2026	8,500,000	8,477,135
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50% due 8/15/2022	1,210,000	1,198,130
[c,d]	Summit Midstream Partners LP, Series A, 9.50% (LIBOR 3 Month + 7.43%) due 12/15/2022	2,114,000	1,706,738
	Sunoco LP/Sunoco Finance Corp.,
	5.50% due 2/15/2026	451,000	460,273
	5.875% due 3/15/2028	1,933,000	2,041,093
	Tennessee Gas Pipeline Co. LLC, 7.00% due 3/15/2027	2,251,000	2,854,876
			151,772,991
	Food & Staples Retailing — 0.5%
	Food & Staples Retailing — 0.5%
54 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	7-Eleven, Inc.,
[e]	0.625% due 2/10/2023	$ 1,600,000	$ 1,600,464
[e]	0.80% due 2/10/2024	5,236,000	5,233,015
[e]	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.625% due 1/15/2027	8,943,000	9,383,622
[e]	KeHE Distributors LLC/KeHE Finance Corp., 8.625% due 10/15/2026	3,074,000	3,325,207
			19,542,308
	Food, Beverage & Tobacco — 2.9%
	Beverages — 1.2%
[e,g]	Anadolu Efes Biracilik Ve Malt Sanayii AS, 3.375% due 6/29/2028	11,206,000	11,406,588
	Becle SAB de CV,
[e,f,g]	2.50% due 10/14/2031	9,190,000	9,095,894
[e,g,i]	3.75% due 5/13/2025	10,206,000	11,103,924
[e,g]	Central American Bottling Corp., 5.75% due 1/31/2027	12,093,000	12,544,069
[e,g]	Coca-Cola Icecek A/S, 4.215% due 9/19/2024	3,000,000	3,144,720
	Food Products — 0.9%
[e,g]	Barry Callebaut Services NV, 5.50% due 6/15/2023	8,052,000	8,661,053
[d]	General Mills, Inc., 1.144% (LIBOR 3 Month + 1.01%) due 10/17/2023	2,530,000	2,572,909
	Kraft Heinz Foods Co.,
	3.75% due 4/1/2030	5,180,000	5,618,850
	3.875% due 5/15/2027	4,582,000	4,999,099
	Post Holdings, Inc.,
[e]	4.625% due 4/15/2030	8,247,000	8,314,048
[e]	5.625% due 1/15/2028	3,730,000	3,919,148
	Tobacco — 0.8%
	Altria Group, Inc., 2.45% due 2/4/2032	9,890,000	9,516,949
	BAT Capital Corp., 2.726% due 3/25/2031	7,615,000	7,505,268
[e,g]	Imperial Brands Finance plc, 3.50% due 7/26/2026	2,000,000	2,144,200
[e]	Vector Group Ltd., 10.50% due 11/1/2026	11,512,000	12,143,779
			112,690,498
	Health Care Equipment & Services — 1.6%
	Health Care Equipment & Supplies — 0.6%
	Hill-Rom Holdings, Inc.,
[e]	4.375% due 9/15/2027	10,183,000	10,646,428
	6.75% due 12/15/2027	3,725,000	4,268,031
[e]	Hologic, Inc., 3.25% due 2/15/2029	6,462,000	6,459,932
	Health Care Providers & Services — 0.9%
[e]	Charles River Laboratories International, Inc., 3.75% due 3/15/2029	4,567,000	4,681,586
[e]	Highmark, Inc., 1.45% due 5/10/2026	8,000,000	7,937,920
	Humana, Inc., 0.65% due 8/3/2023	6,500,000	6,503,705
	Tenet Healthcare Corp.,
[e]	4.25% due 6/1/2029	2,805,000	2,848,898
	4.625% due 7/15/2024	955,000	970,624
[e]	4.625% due 6/15/2028	4,620,000	4,792,788
[e]	4.875% due 1/1/2026	2,826,000	2,924,797
[e]	5.125% due 11/1/2027	1,153,000	1,205,392
[e]	Universal Health Services, Inc., 2.65% due 10/15/2030	4,646,000	4,678,058
	Health Care Technology — 0.1%
[e]	Change Healthcare Holdings LLC/Change Healthcare Finance, Inc., 5.75% due 3/1/2025	3,215,000	3,240,398
			61,158,557
	Household & Personal Products — 1.2%
	Household Products — 1.1%
[e]	Energizer Holdings, Inc., 4.75% due 6/15/2028	8,110,000	8,255,655
[e]	Kronos Acquisition Holdings, Inc./KIK Custom Products, Inc., 5.00% due 12/31/2026	4,585,000	4,578,994
	Prestige Brands, Inc.,
[e]	3.75% due 4/1/2031	6,386,000	6,162,554
[e]	5.125% due 1/15/2028	3,840,000	4,012,032
[e]	Scotts Miracle-Gro Co., 4.375% due 2/1/2032	6,383,000	6,442,043
	Spectrum Brands, Inc.,
[e]	3.875% due 3/15/2031	5,317,000	5,375,327
[e]	5.50% due 7/15/2030	5,705,000	6,325,533
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 55

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Personal Products — 0.1%
[e]	Edgewell Personal Care Co., 5.50% due 6/1/2028	$ 5,518,000	$ 5,825,849
			46,977,987
	Insurance — 3.0%
	Insurance — 3.0%
[e,g]	Ascot Group Ltd., 4.25% due 12/15/2030	1,245,000	1,311,309
	Brighthouse Financial Global Funding,
[d,e]	0.81% (SOFR + 0.76%) due 4/12/2024	2,307,000	2,323,795
[e]	1.55% due 5/24/2026	2,089,000	2,092,886
	Brighthouse Financial, Inc., 5.625% due 5/15/2030	3,750,000	4,532,325
[e,g]	DaVinciRe Holdings Ltd., 4.75% due 5/1/2025	4,790,000	5,120,845
[d]	Enstar Finance LLC, 5.75% (5-Yr. CMT + 5.47%) due 9/1/2040	1,672,000	1,791,197
	Enstar Group Ltd.,
[g]	3.10% due 9/1/2031	2,645,000	2,605,166
[g]	4.95% due 6/1/2029	4,726,000	5,351,722
	Equitable Financial Life Global Funding,
[e]	1.00% due 1/9/2026	3,000,000	2,944,290
[e]	1.40% due 8/27/2027	4,620,000	4,559,801
[e]	1.80% due 3/8/2028	4,074,000	4,049,352
	F&G Global Funding,
[e]	1.75% due 6/30/2026	11,945,000	12,017,865
[e]	2.00% due 9/20/2028	6,641,000	6,542,979
	Fairfax Financial Holdings Ltd.,
[e,g]	3.375% due 3/3/2031	1,520,000	1,578,307
[g]	4.625% due 4/29/2030	4,673,000	5,267,686
[g]	4.85% due 4/17/2028	1,105,000	1,261,490
[e,g]	Fidelis Insurance Holdings Ltd., 4.875% due 6/30/2030	4,409,000	4,795,934
	Fidelity National Financial, Inc.,
	2.45% due 3/15/2031	1,210,000	1,204,676
	3.40% due 6/15/2030	3,137,000	3,370,487
	First American Financial Corp., 4.00% due 5/15/2030	1,843,000	2,028,793
	GA Global Funding Trust,
[d,e]	0.55% (SOFR + 0.50%) due 9/13/2024	5,322,000	5,338,392
[e]	1.00% due 4/8/2024	2,825,000	2,837,571
	Infinity Property & Casualty Corp., 5.00% due 9/19/2022	1,826,000	1,898,237
	Mercury General Corp., 4.40% due 3/15/2027	2,438,000	2,752,575
[d,e]	Pacific Life Global Funding II, 0.67% (SOFR + 0.62%) due 6/4/2026	4,533,000	4,560,515
[e]	Protective Life Corp., 3.40% due 1/15/2030	4,902,000	5,208,914
	Reliance Standard Life Global Funding II,
[e]	1.512% due 9/28/2026	4,000,000	3,979,760
[e]	2.75% due 5/7/2025 - 1/21/2027	6,420,000	6,750,584
[e]	3.85% due 9/19/2023	3,000,000	3,185,970
[e]	Sammons Financial Group, Inc., 4.45% due 5/12/2027	2,000,000	2,233,620
[e]	Security Benefit Global Funding, 1.25% due 5/17/2024	2,404,000	2,421,092
			115,918,135
	Materials — 3.0%
	Chemicals — 1.2%
[e,g]	Consolidated Energy Finance SA, 6.875% due 6/15/2025	500,000	517,020
[e,g]	NOVA Chemicals Corp., 4.875% due 6/1/2024	8,355,000	8,776,510
[e,g]	Nufarm Australia Ltd./Nufarm Americas, Inc., 5.75% due 4/30/2026	8,463,000	8,683,546
	OCP SA,
[e,g]	3.75% due 6/23/2031	2,800,000	2,792,216
[e,g]	5.625% due 4/25/2024	4,710,000	5,106,158
	Phosagro OAO Via Phosagro Bond Funding DAC,
[e,g]	2.60% due 9/16/2028	3,000,000	2,995,620
[e,g]	3.05% due 1/23/2025	933,000	967,829
[e,g]	3.949% due 4/24/2023	5,133,000	5,314,605
[e,g,i]	SPCM SA, 3.125% due 3/15/2027	8,405,000	8,404,832
[e]	Valvoline, Inc., 3.625% due 6/15/2031	1,368,000	1,357,111
	Containers & Packaging — 1.4%
[e,g]	Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance plc, 3.25% due 9/1/2028	6,660,000	6,655,205
56 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Ball Corp.,
	2.875% due 8/15/2030	$ 7,300,000	$ 7,092,388
	3.125% due 9/15/2031	2,775,000	2,742,477
	Graphic Packaging International LLC,
[e]	3.50% due 3/15/2028 - 3/1/2029	8,150,000	8,273,801
	4.875% due 11/15/2022	7,780,000	8,031,683
[e]	Matthews International Corp., 5.25% due 12/1/2025	9,548,000	9,835,777
[e]	Sealed Air Corp., 4.00% due 12/1/2027	4,505,000	4,806,069
[e]	Silgan Holdings, Inc., 1.40% due 4/1/2026	6,169,000	6,076,341
	Metals & Mining — 0.4%
[g]	AngloGold Ashanti Holdings plc, 3.75% due 10/1/2030	6,614,000	6,778,093
[e]	Cleveland-Cliffs, Inc., 6.75% due 3/15/2026	6,430,000	6,854,573
[e]	Compass Minerals International, Inc., 6.75% due 12/1/2027	2,144,000	2,286,426
			114,348,280
	Media & Entertainment — 0.7%
	Media — 0.7%
	CCO Holdings LLC/CCO Holdings Capital Corp.,
[e]	4.25% due 2/1/2031	6,548,000	6,660,364
[e]	4.75% due 3/1/2030	8,394,000	8,774,668
[e,g]	Telenet Finance Luxembourg Notes Sarl, 5.50% due 3/1/2028	12,000,000	12,629,640
			28,064,672
	Pharmaceuticals, Biotechnology & Life Sciences — 0.3%
	Biotechnology — 0.2%
	Royalty Pharma plc,
[g]	1.20% due 9/2/2025	4,086,000	4,057,643
[g]	1.75% due 9/2/2027	4,272,000	4,252,178
	Life Sciences Tools & Services — 0.0%
[e]	Avantor Funding, Inc. (EUR), 2.625% due 11/1/2025	2,000,000	2,368,918
	Pharmaceuticals — 0.1%
[a,b,j]	Atlas U.S. Royalty LLC Participation Rights, Zero coupon due 3/15/2027	5,450,000	0
[e]	Bayer US Finance II LLC, 4.25% due 12/15/2025	2,500,000	2,761,700
			13,440,439
	Real Estate — 1.3%
	Equity Real Estate Investment Trusts — 1.1%
	American Tower Corp., 1.45% due 9/15/2026	1,842,000	1,833,158
	Crown Castle International Corp.,
	1.05% due 7/15/2026	2,636,000	2,582,120
	2.10% due 4/1/2031	5,453,000	5,257,728
[e]	Iron Mountain, Inc., 5.25% due 7/15/2030	8,085,000	8,580,611
	Retail Opportunity Investments Partnership LP (Guaranty: Retail Opportunity Investments Corp.), 5.00% due 12/15/2023	1,500,000	1,614,795
	SBA Tower Trust,
[e]	1.631% due 5/15/2051	13,500,000	13,466,119
[e]	3.448% due 3/15/2048	763,000	772,632
	Service Properties Trust,
	4.35% due 10/1/2024	2,295,000	2,325,524
	4.65% due 3/15/2024	900,000	913,239
	4.95% due 2/15/2027	2,850,000	2,835,921
	5.25% due 2/15/2026	700,000	704,718
	Vornado Realty LP,
	2.15% due 6/1/2026	1,151,000	1,170,003
	3.40% due 6/1/2031	957,000	990,543
	Mortgage Real Estate Investment Trusts — 0.1%
[f]	Sun Communities Operating LP, 2.30% due 11/1/2028	5,153,000	5,164,543
	Real Estate Management & Development — 0.1%
[e]	Cushman & Wakefield US Borrower LLC, 6.75% due 5/15/2028	1,825,000	1,979,486
			50,191,140
	Retailing — 0.4%
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 57

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Internet & Direct Marketing Retail — 0.2%
[e,g]	B2W Digital Lux Sarl, 4.375% due 12/20/2030	$ 2,000,000	$ 1,950,640
	MercadoLibre, Inc.,
	2.375% due 1/14/2026	4,760,000	4,679,794
	3.125% due 1/14/2031	2,800,000	2,707,964
	Specialty Retail — 0.2%
	Advance Auto Parts, Inc.,
	1.75% due 10/1/2027	1,792,000	1,785,083
	3.90% due 4/15/2030	4,000,000	4,424,640
			15,548,121
	Semiconductors & Semiconductor Equipment — 1.1%
	Semiconductors & Semiconductor Equipment — 1.1%
[g]	Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875% due 1/15/2027	4,975,000	5,468,470
	Broadcom, Inc.,
[e]	3.187% due 11/15/2036	4,861,000	4,846,884
	4.11% due 9/15/2028	2,104,000	2,343,561
	4.25% due 4/15/2026	1,046,000	1,164,303
[e]	Microchip Technology, Inc., 0.972% due 2/15/2024	5,137,000	5,139,414
	Micron Technology, Inc.,
	4.663% due 2/15/2030	1,186,000	1,370,553
	5.327% due 2/6/2029	2,031,000	2,416,809
	Qorvo, Inc.,
[e]	3.375% due 4/1/2031	6,367,000	6,711,455
	4.375% due 10/15/2029	5,128,000	5,577,315
	SK Hynix, Inc.,
[e,g]	1.00% due 1/19/2024	2,800,000	2,788,688
[e,g]	1.50% due 1/19/2026	4,400,000	4,344,780
	Skyworks Solutions, Inc., 1.80% due 6/1/2026	1,160,000	1,173,897
			43,346,129
	Software & Services — 3.9%
	Information Technology Services — 1.4%
	Block Financial LLC, 2.50% due 7/15/2028	3,605,000	3,649,774
	DXC Technology Co., 2.375% due 9/15/2028	11,657,000	11,545,326
[g]	Genpact Luxembourg Sarl, 3.375% due 12/1/2024	8,129,000	8,666,733
[g]	Genpact Luxembourg Sarl/Genpact USA, Inc., 1.75% due 4/10/2026	4,541,000	4,563,478
	Leidos, Inc., 2.30% due 2/15/2031	2,220,000	2,166,654
	Sabre GLBL, Inc.,
[e]	7.375% due 9/1/2025	2,757,000	2,934,937
[e]	9.25% due 4/15/2025	2,267,000	2,620,493
[e]	Science Applications International Corp., 4.875% due 4/1/2028	14,084,000	14,566,800
[e]	Wipro IT Services LLC, 1.50% due 6/23/2026	3,953,000	3,932,207
	Interactive Media & Services — 0.1%
	Baidu, Inc.,
[g]	1.72% due 4/9/2026	2,149,000	2,153,384
[g]	4.375% due 5/14/2024	1,424,000	1,541,523
	Internet Software & Services — 0.7%
[e]	Arches Buyer, Inc., 4.25% due 6/1/2028	6,399,000	6,489,418
[e,g,i]	Prosus NV, 3.061% due 7/13/2031	17,750,000	17,341,217
[e]	Twitter, Inc., 3.875% due 12/15/2027	4,458,000	4,736,848
	Software — 1.7%
	CDK Global, Inc.,
	4.875% due 6/1/2027	13,685,000	14,328,469
[e]	5.25% due 5/15/2029	460,000	497,030
[e]	Fair Isaac Corp., 4.00% due 6/15/2028	4,415,000	4,525,419
[e]	Infor, Inc., 1.75% due 7/15/2025	2,250,000	2,281,163
[e]	LogMeIn, Inc, 5.50% due 9/1/2027	857,000	870,301
[e]	MSCI, Inc., 3.875% due 2/15/2031	9,973,000	10,462,275
[e,g]	Open Text Corp., 3.875% due 2/15/2028	7,761,000	7,928,482
	Oracle Corp.,
	1.65% due 3/25/2026	4,565,000	4,629,458
58 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	2.30% due 3/25/2028	$ 2,257,000	$ 2,309,046
[e]	PTC, Inc., 3.625% due 2/15/2025	11,847,000	12,057,521
	VMware, Inc.,
	1.00% due 8/15/2024	1,180,000	1,183,988
	4.50% due 5/15/2025	4,040,000	4,501,853
			152,483,797
	Technology Hardware & Equipment — 1.9%
	Communications Equipment — 0.4%
	Motorola Solutions, Inc., 2.30% due 11/15/2030	337,000	331,028
[g]	Telefonaktiebolaget LM Ericsson, 4.125% due 5/15/2022	13,803,000	14,099,489
	Electronic Equipment, Instruments & Components — 0.8%
[g]	Flex Ltd., 4.875% due 5/12/2030	4,671,000	5,394,912
[e,g]	Sensata Technologies BV, 4.875% due 10/15/2023	3,358,000	3,583,020
[e]	SYNNEX Corp., 1.75% due 8/9/2026	10,183,000	10,083,512
	Trimble, Inc., 4.75% due 12/1/2024	6,525,000	7,219,064
	Vontier Corp.,
[e]	1.80% due 4/1/2026	1,533,000	1,525,488
[e]	2.40% due 4/1/2028	1,095,000	1,083,119
	Technology Hardware, Storage & Peripherals — 0.7%
	Dell International LLC/EMC Corp., 4.90% due 10/1/2026	5,123,000	5,898,520
	Hewlett Packard Enterprise Co., 4.65% due 10/1/2024	1,900,000	2,098,398
	HP, Inc., 3.00% due 6/17/2027	6,500,000	6,954,285
[g]	Lenovo Group Ltd., 5.875% due 4/24/2025	10,993,000	12,398,235
	NetApp, Inc., 2.375% due 6/22/2027	1,331,000	1,388,419
			72,057,489
	Telecommunication Services — 2.4%
	Diversified Telecommunication Services — 0.8%
	Qwest Corp., 6.75% due 12/1/2021	15,706,000	15,844,370
	Videotron Ltd.,
[e,g]	5.125% due 4/15/2027	7,150,000	7,420,270
[e,g]	5.375% due 6/15/2024	6,000,000	6,544,140
[e,g]	Virgin Media Secured Finance plc, 5.50% due 5/15/2029	1,800,000	1,899,468
	Wireless Telecommunication Services — 1.6%
	America Movil SAB de CV (MXN), 6.45% due 12/5/2022	45,000,000	2,177,087
	Digicel International Finance Ltd./Digicel Holdings Bermuda Ltd.,
[e,g]	8.00% due 12/31/2026	1,111,755	1,076,768
[e,g]	8.75% due 5/25/2024	4,866,916	5,044,702
[e,g]	MTN Mauritius Investment Ltd., 4.755% due 11/11/2024	4,125,000	4,328,239
[e,g]	SK Telecom Co. Ltd., 3.75% due 4/16/2023	3,000,000	3,141,570
[i]	Sprint Communications, Inc., 9.25% due 4/15/2022	20,251,000	21,131,919
	T-Mobile USA, Inc.,
	3.375% due 4/15/2029	5,540,000	5,784,203
[e]	3.375% due 4/15/2029	4,550,000	4,745,104
	5.375% due 4/15/2027	3,690,000	3,869,961
	Vmed O2 UK Financing I plc,
[e,g]	4.25% due 1/31/2031	7,818,000	7,794,390
[e,g]	4.75% due 7/15/2031	1,500,000	1,533,270
			92,335,461
	Transportation — 0.3%
	Airlines — 0.3%
	American Airlines Pass Through Trust,
	Series 2013-2 Class A, 4.95% due 7/15/2024	4,368,652	4,475,465
	Series 2016-3 Class B, 3.75% due 4/15/2027	897,855	864,437
[e]	British Airways Pass Through Trust, Series 2020-1 Class A, 4.25% due 5/15/2034	1,092,774	1,176,601
	US Airways Pass Through Trust,
	Series 2010-1 Class A, 6.25% due 10/22/2024	708,816	729,159
	Series 2012-1 Class A, 5.90% due 4/1/2026	973,103	1,025,115
	Series 2013-1 Class B, 5.375% due 5/15/2023	1,814,211	1,809,784
			10,080,561
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 59

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Utilities — 4.0%
	Electric Utilities — 3.2%
	AEP Texas, Inc., 2.10% due 7/1/2030	$ 4,500,000	$ 4,407,210
[e,g]	AES Andres BV, 5.70% due 5/4/2028	8,167,000	8,433,734
[e]	Alexander Funding Trust, 1.841% due 11/15/2023	9,000,000	9,163,710
[e]	Alliant Energy Finance LLC, 1.40% due 3/15/2026	1,500,000	1,477,905
	Appalachian Power Co., Series AA, 2.70% due 4/1/2031	4,705,000	4,834,623
	Black Hills Corp.,
	1.037% due 8/23/2024	10,294,000	10,295,956
	2.50% due 6/15/2030	1,000,000	1,013,210
[d]	CenterPoint Energy, Inc., 0.70% (SOFR + 0.65%) due 5/13/2024	2,500,000	2,505,450
	Comision Federal de Electricidad,
[e,g]	3.348% due 2/9/2031	10,720,000	10,560,594
[g]	5.00% due 9/29/2036	632,000	664,889
	Enel Finance International NV,
[e,g]	1.375% due 7/12/2026	2,750,000	2,731,905
[e,g]	1.875% due 7/12/2028	1,250,000	1,242,100
	Entergy Texas, Inc.,
	1.50% due 9/1/2026	5,866,000	5,758,066
	3.45% due 12/1/2027	3,000,000	3,210,930
[e]	Mid-Atlantic Interstate Transmission LLC, 4.10% due 5/15/2028	945,000	1,058,192
[e]	Midland Cogeneration Venture LP, 6.00% due 3/15/2025	481,585	499,019
[e]	Monongahela Power Co., 3.55% due 5/15/2027	3,305,000	3,619,140
	NextEra Energy Capital Holdings, Inc., 0.65% due 3/1/2023	10,000,000	10,037,200
	Pacific Gas and Electric Co.,
	1.367% due 3/10/2023	3,318,000	3,306,918
	1.75% due 6/16/2022	5,817,000	5,809,380
[d]	PPL Electric Utilities Corp., 0.38% (SOFR + 0.33%) due 6/24/2024	3,560,000	3,563,097
	Puget Energy, Inc.,
[e]	2.379% due 6/15/2028	2,980,000	2,988,553
	4.10% due 6/15/2030	1,950,000	2,151,727
	Southern California Edison Co., Series J 0.70% due 8/1/2023	8,857,000	8,861,251
[i]	Southern Co., 3.25% due 7/1/2026	6,725,000	7,238,790
[e]	Toledo Edison Co., 2.65% due 5/1/2028	4,720,000	4,778,481
[e,g]	Transelec SA, 4.625% due 7/26/2023	2,409,000	2,571,824
	Gas Utilities — 0.8%
[d]	CenterPoint Energy Resources Corp., 0.62% (LIBOR 3 Month + 0.50%) due 3/2/2023	2,196,000	2,196,286
[e,g]	ENN Clean Energy International Investment Ltd., 3.375% due 5/12/2026	9,524,000	9,597,144
[d]	ONE Gas, Inc., 0.724% (LIBOR 3 Month + 0.61%) due 3/11/2023	5,588,000	5,587,888
[e,g]	Rockpoint Gas Storage Canada Ltd., 7.00% due 3/31/2023	14,976,000	15,217,563
			155,382,735
	Total Corporate Bonds (Cost $1,731,674,378)		1,753,520,672
	Convertible Bonds — 1.0%
	Consumer Durables & Apparel — 0.1%
	Leisure Products — 0.1%
[e]	Peloton Interactive, Inc., Zero coupon due 2/15/2026	4,705,000	4,146,752
			4,146,752
	Diversified Financials — 0.3%
	Diversified Financial Services — 0.3%
	EZCORP, Inc.,
	2.375% due 5/1/2025	13,431,000	12,274,456
	2.875% due 7/1/2024	215,000	224,400
			12,498,856
	Media & Entertainment — 0.3%
	Media — 0.3%
	Comcast Holdings Corp. (Guaranty: Comcast Corp.), 2.00% due 10/15/2029	18,000,000	10,895,220
			10,895,220
	Real Estate — 0.3%
60 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Equity Real Estate Investment Trusts — 0.3%
[e]	Radius Global Infrastructure, Inc., 2.50% due 9/15/2026	$ 9,450,000	$ 9,382,244
			9,382,244
	Total Convertible Bonds (Cost $36,087,682)		36,923,072
	Long-Term Municipal Bonds — 0.4%
	California Health Facilities Financing Authority, 7.875% due 2/1/2026	1,940,000	1,950,806
	City of Chicago IL GO, Series B, 7.045% due 1/1/2029	2,580,000	2,967,955
	City of Detroit GO,
	Series B
	1.817% due 4/1/2022	655,000	653,343
	2.017% due 4/1/2023	275,000	273,633
	2.189% due 4/1/2024	275,000	273,512
	2.511% due 4/1/2025	465,000	464,628
	New Jersey Transportation Trust Fund Authority,
	2.551% due 6/15/2023	2,115,000	2,166,522
	2.631% due 6/15/2024	1,565,000	1,620,620
	New York Transportation Development Corp., 4.248% due 9/1/2035	3,195,000	3,468,460
	West Contra Costa USD GO, 2.612% due 8/1/2032	980,000	1,034,370
	Total Long-Term Municipal Bonds (Cost $14,075,403)		14,873,849
	Other Government — 0.7%
[e,g]	Finance Department Government of Sharjah, 3.625% due 3/10/2033	14,382,000	14,192,733
	Indonesia Treasury Bond (IDR),
	7.50% due 5/15/2038 - 4/15/2040	80,985,000,000	5,911,406
	8.375% due 4/15/2039	44,919,000,000	3,549,456
[e,g]	Oman Government International Bond, 5.625% due 1/17/2028	3,800,000	3,947,022
	Total Other Government (Cost $27,511,044)		27,600,617
	U.S. Treasury Securities — 1.5%
	United States Treasury Notes, 0.625%, 5/15/2030 - 8/15/2030	55,627,000	51,810,702
	United States Treasury Notes Inflationary Index, 0.125%, 1/15/2030	6,896,045	7,578,353
	Total U.S. Treasury Securities (Cost $61,813,305)		59,389,055
	U.S. Government Agencies — 0.1%
[c,d,e]	Farm Credit Bank of Texas, Series 4 5.70% (5-Yr. CMT + 5.42%), 9/15/2025	3,835,000	4,210,830
	Total U.S. Government Agencies (Cost $3,835,000)		4,210,830
	Mortgage Backed — 12.2%
	Arroyo Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-1 Class A1, 3.805% due 1/25/2049	1,587,825	1,605,535
[d,e]	Series 2019-3 Class A1, 2.962% due 10/25/2048	3,291,990	3,340,457
[d,e]	Series 2021-1R Class A1, 1.175% due 10/25/2048	5,624,815	5,628,922
[d]	Bear Stearns ARM Trust, Whole Loan Securities Trust CMO, Series 2003-6 Class 2B1, 2.395% due 8/25/2033	33,451	33,450
[e]	Bravo Residential Funding Trust, Whole Loan Securities Trust CMO, Series 2019-1 Class A1C, 3.50% due 3/25/2058	2,508,653	2,559,245
[d,e]	Bunker Hill Loan Depositary Trust, Whole Loan Securities Trust CMO, Series 2020-1 Class B1, 5.137% due 2/25/2055	3,500,000	3,679,152
[d,e]	Cascade MH Asset Trust, Whole Loan Securities Trust CMO, Series 2021-MH1 Class B3, due 2/25/2046	1,936,119	1,839,302
[e]	CFMT Issuer Trust, Whole Loan Securities Trust CMO, Series 2021-GRN1 Class A, 1.10% due 3/20/2041	2,214,619	2,209,870
	Chase Home Lending Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-1 Class B4, 3.925% due 3/25/2050	747,492	781,854
[d,e]	Series 2019-1 Class B5, 3.925% due 3/25/2050	377,152	362,848
[d,e]	Series 2019-1 Class B6, 2.005% due 3/25/2050	553,660	320,132
[d,e]	Chase Mortgage Finance Corp., Whole Loan Securities Trust CMO, Series 2016-SH2 Class M4, 3.75% due 12/25/2045	1,384,607	1,433,733
	CIM Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 18-INV1 Class A4, 4.00% due 8/25/2048	383,224	389,150
[d,e,h]	Series 2020-J1 Class AIO1, 0.471% due 7/25/2050	23,555,141	195,755
[d,e,h]	Series 2020-J1 Class AIO2, 0.50% due 7/25/2050	21,009,110	209,320
[d,e,h]	Series 2020-J1 Class AIOS, 0.20% due 6/25/2050	26,879,166	117,083
[d,e]	Series 2020-J1 Class B4, 3.471% due 7/25/2050	353,075	358,786
[d,e]	Series 2020-J1 Class B5, 3.471% due 7/25/2050	176,537	165,118
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 61

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,e]	Series 2020-J1 Class B6, 3.471% due 7/25/2050	$ 325,435	$ 193,301
[d,e,h]	Series 2020-J2 Class AX1, 0.279% due 1/25/2051	131,119,415	932,823
[d,e,h]	Series 2020-J2 Class AXS, 0.21% due 1/25/2051	138,368,633	770,104
[d,e]	Series 2020-J2 Class B4, 2.779% due 1/25/2051	491,000	373,393
[d,e]	Series 2020-J2 Class B5, 2.779% due 1/25/2051	164,000	124,252
[d,e]	Series 2020-J2 Class B6, 2.779% due 1/25/2051	654,523	216,333
	Citigroup Mortgage Loan Trust, Inc., Whole Loan Securities Trust CMO,
[d,e,h]	Series 2020-EXP2 Class A3IW, 1.064% due 8/25/2050	25,776,610	480,476
[d,e,h]	Series 2020-EXP2 Class A4IW, 1.064% due 8/25/2050	2,789,036	51,988
[d,e]	Series 2020-EXP2 Class B5, 3.564% due 8/25/2050	150,229	134,104
[d,e]	Series 2020-EXP2 Class B6, 3.564% due 8/25/2050	364,769	207,823
	Citigroup Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[d]	Series 2004-HYB2 Class B1, 2.467% due 3/25/2034	30,556	30,556
[d,e]	Series 2014-A Class A, 4.00% due 1/25/2035	579,293	596,942
[d,e]	Series 2019-IMC1 Class B1, 3.97% due 7/25/2049	1,500,000	1,512,856
[d,e]	Series 2020-EXP1 Class B1, 4.467% due 5/25/2060	1,180,900	1,214,018
[d,e]	Series 2020-EXP1 Class B2, 4.467% due 5/25/2060	770,600	719,784
[d,e]	Series 2020-EXP1 Class B3, 4.467% due 5/25/2060	386,242	225,707
[e,h]	Series 2020-EXP1 Class XS, 0.01% due 5/25/2060	42,184,808	31,639
[d,e,h]	Series 2021-J1 Class A5IX, 0.114% due 4/25/2051	130,821,935	549,190
[d,e,h]	Series 2021-J1 Class AIOS, 0.23% due 4/25/2051	131,527,055	1,278,719
[d,e]	Series 2021-J1 Class B4, 2.614% due 4/25/2051	375,000	270,427
[d,e]	Series 2021-J1 Class B5, 2.614% due 4/25/2051	616,000	369,814
[d,e]	Series 2021-J1 Class B6, 2.614% due 4/25/2051	454,249	160,716
[d,e,h]	Series 2021-J2 Class A4I2, 0.18% due 7/25/2051	42,379,502	314,320
[d,e,h]	Series 2021-J2 Class A5IX, 0.099% due 7/25/2051	387,077,629	1,462,224
[d,e,h]	Series 2021-J2 Class AIOS, 0.08% due 7/25/2051	405,888,796	1,376,044
[d,e]	Series 2021-J2 Class B4, 2.779% due 7/25/2051	2,281,541	1,829,901
[d,e]	Series 2021-J2 Class B5, 2.779% due 7/25/2051	623,000	448,849
[d,e]	Series 2021-J2 Class B6, 2.779% due 7/25/2051	1,247,350	581,962
[d,e,h]	Series 2021-J3 Class A3I1, 0.50% due 9/25/2051	17,100,000	333,450
[d,e,h]	Series 2021-J3 Class A5I2, 0.25% due 9/25/2051	140,742,000	1,460,198
[d,e,h]	Series 2021-J3 Class AIOS, due 9/25/2051	147,490,214	448,370
[d,e]	Series 2021-J3 Class B4, 2.863% due 9/25/2051	1,032,000	815,186
[d,e]	Series 2021-J3 Class B5, 2.863% due 9/25/2051	173,000	112,573
[d,e]	Series 2021-J3 Class B6, 2.863% due 9/25/2051	590,214	244,061
	COMM Mortgage Trust, CMBS, Series 2015-DC1 Class A4, 3.078% due 2/10/2048	4,810,000	4,975,652
	CSMC Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2013-HYB1 Class B3, 2.941% due 4/25/2043	2,472,006	2,562,068
[d,e,h]	Series 2021-AFC1 Class AIOS, 0.25% due 3/25/2056	79,463,092	516,693
[d,e]	Series 2021-AFC1 Class B3, 4.402% due 3/25/2056	146,228	139,454
[d,e,h]	Series 2021-AFC1 Class XS, 3.42% due 3/25/2056	79,463,092	4,644,697
[d,e]	Series 2021-NQM3 Class A1, 1.015% due 4/25/2066	4,448,288	4,433,702
[d,e]	Series 2021-NQM3 Class B2, 4.128% due 4/25/2066	2,650,000	2,640,379
[d,e]	Deephaven Residential Mortgage Trust, Whole Loan Securities Trust CMO, Series 2021-1 Class A1, 0.715% due 5/25/2065	2,170,567	2,177,076
	Ellington Financial Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-2 Class A1, 2.739% due 11/25/2059	2,329,451	2,358,485
[d,e]	Series 2021-2 Class A1, 0.931% due 6/25/2066	4,557,437	4,565,533
[d,h]	Federal Home Loan Mtg Corp., Multifamily Structured Pass Through Certificates, CMBS, Series KIR1 Class X, 1.193% due 3/25/2026	34,568,169	1,433,300
	Federal Home Loan Mtg Corp., Seasoned Credit Risk Transfer, Whole Loan Securities Trust CMO, Series 2020-2 Class MA, 2.00% due 11/25/2059	4,459,186	4,533,921
	Federal Home Loan Mtg Corp., UMBS Collateral,
	Pool QN2877, 2.00% due 7/1/2035	7,527,686	7,752,510
	Pool RC1535, 2.00% due 8/1/2035	15,510,958	15,979,719
	Pool RD5063, 2.00% due 7/1/2031	11,567,004	11,941,023
	Pool SB0308, 2.50% due 1/1/2035	14,090,406	14,853,445
	Pool SB0464, 2.50% due 1/1/2036	55,344,293	58,425,812
	Pool ZS7942, 3.00% due 2/1/2033	12,857,878	13,725,804
	Pool ZS8034, 3.00% due 6/1/2033	8,313,295	8,893,951
	Federal Home Loan Mtg Corp., Whole Loan Securities Trust CMO,
[d,e]	Series 2017-SC01 Class M1, 3.632% due 12/25/2046	770,205	780,450
[d,e]	Series 2017-SC02 Class M1, 3.844% due 5/25/2047	232,179	233,798
	Federal National Mtg Assoc., CMO REMIC, Series 1994-37 Class L, 6.50% due 3/25/2024	370	388
62 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Federal National Mtg Assoc., UMBS Collateral,
	Pool BP8943, 2.00% due 7/1/2035	$ 7,882,248	$ 8,117,628
	Pool FM7615, 2.00% due 6/1/2036	10,485,880	10,891,213
	Pool FM7616, 2.00% due 6/1/2036	8,781,475	9,105,124
[f]	Pool FM8869, 2.00% due 9/1/2036	16,000,000	16,573,412
	Pool MA4279, 2.00% due 3/1/2036	15,649,233	16,123,673
	Pool MA4368, 2.00% due 6/1/2031	8,538,520	8,814,685
[f]	Pool MA4441, 1.50% due 10/1/2036	14,000,000	14,144,280
	First Republic Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e,h]	Series 2020-1 Class A2IO, 1.242% due 4/25/2050	169,525,147	3,836,456
[d,e]	Series 2020-1 Class B3, 2.882% due 4/25/2050	1,419,831	1,270,427
[d,e]	Series 2020-1 Class B4, 2.882% due 4/25/2050	1,325,000	1,209,245
[d,e]	Series 2020-1 Class B5, 2.882% due 4/25/2050	470,000	369,121
[d,e]	Series 2020-1 Class B6, 2.882% due 4/25/2050	755,000	463,635
	Flagstar Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2017-1 Class 2A2, 3.00% due 3/25/2047	641,890	655,664
[d,e]	Series 2018-3 Class B4, 4.475% due 5/25/2048	5,532,506	5,604,265
[d,e]	Series 2019-2 Class B3, 4.088% due 12/25/2049	3,751,703	3,964,598
[d,e,h]	Series 2020-2 Class AX1, 0.717% due 8/25/2050	43,648,138	645,748
[d,e,h]	Series 2020-2 Class AX2, 0.50% due 8/25/2050	7,480,121	82,417
[d,e]	Series 2020-2 Class B4, 3.717% due 8/25/2050	214,448	215,707
[d,e]	Series 2020-2 Class B5, 3.717% due 8/25/2050	640,407	637,308
[d,e]	Series 2020-2 Class B6C, 3.574% due 8/25/2050	855,980	576,750
[d,e]	FREMF Mortgage Trust, CMBS, Series 2016-KF24 Class B, 5.083% (LIBOR 1 Month + 5.00%) due 10/25/2026	363,162	370,089
[d,e]	GCAT LLC, Whole Loan Securities Trust CMO, Series 2019-NQM1 Class A1, 2.985% due 2/25/2059	2,256,306	2,256,306
	GCAT Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-NQM2 Class A1, 2.855% due 9/25/2059	1,927,715	1,927,715
[d,e]	Series 2019-NQM3 Class A1, 2.686% due 11/25/2059	1,531,159	1,552,370
[d,e]	Series 2021-CM1 Class A, 1.469% due 4/25/2065	3,877,515	3,862,888
[d,e]	Series 2021-NQM4 Class A1, 1.093% due 8/25/2066	3,412,185	3,411,045
	GS Mortgage-Backed Securities Corp. Trust, Whole Loan Securities Trust CMO,
[d,e,h]	Series 2020-PJ3 Class A11X, 3.50% due 10/25/2050	4,421,935	328,054
[d,e,h]	Series 2020-PJ3 Class AIOS, 0.20% due 10/25/2050	151,302,386	742,078
[d,e,h]	Series 2020-PJ3 Class AX1, 0.092% due 10/25/2050	131,176,536	121,469
[d,e,h]	Series 2020-PJ3 Class AX2, 0.50% due 10/25/2050	12,235,275	135,793
[d,e,h]	Series 2020-PJ3 Class AX4, 0.35% due 10/25/2050	12,068,438	94,384
	GS Mortgage-Backed Securities Trust, Whole Loan Securities Trust CMO,
[d,e,h]	Series 2020-INV1 Class A11X, 3.472% due 10/25/2050	1,473,753	78,366
[d,e,h]	Series 2020-INV1 Class A12X, 2.976% due 10/25/2050	17,645,984	804,512
[d,e,h]	Series 2020-INV1 Class AIOS, 0.19% due 10/25/2050	84,431,836	440,135
[d,e,h]	Series 2020-INV1 Class AX1, due 10/25/2050	63,801,076	638
[d,e,h]	Series 2020-INV1 Class AX2, 0.476% due 10/25/2050	3,180,203	24,644
[d,e,h]	Series 2020-INV1 Class AX4, 0.942% due 10/25/2050	3,423,450	55,267
[d,e]	Series 2020-INV1 Class B4, 3.918% due 10/25/2050	1,313,358	1,354,352
[d,e]	Series 2020-INV1 Class B5, 3.918% due 10/25/2050	1,313,358	1,283,137
[d,e]	Series 2020-INV1 Class B6, 3.918% due 10/25/2050	3,019,222	2,253,059
[d,e,h]	Series 2020-INV1 Class BX, 0.418% due 10/25/2050	14,984,981	249,656
[d,e]	Homeward Opportunities Fund I Trust, Whole Loan Securities Trust CMO, Series 2018-2 Class A1, 3.985% due 11/25/2058	4,062,651	4,078,013
	JPMorgan Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2015-4 Class B4, 3.584% due 6/25/2045	1,008,010	1,016,767
[d,e]	Series 2016-5 Class B4, 2.387% due 12/25/2046	1,630,300	1,507,841
[d,e]	Series 2016-5 Class B5, 2.387% due 12/25/2046	1,235,600	999,578
[d,e]	Series 2017-5 Class B6, 3.09% due 10/26/2048	2,901,194	2,220,281
[d,e]	Series 2019-8 Class B4, 4.224% due 3/25/2050	3,492,616	3,493,786
[d,e,h]	Series 2020-3 Class AX1, 0.196% due 8/25/2050	17,564,218	40,431
[d,e,h]	Series 2020-4 Class A11X, 5.166% (5.25% - LIBOR 1 Month) due 11/25/2050	3,358,377	231,873
[d,e,h]	Series 2020-4 Class A3X, 0.50% due 11/25/2050	15,224,643	108,553
[d,e,h]	Series 2020-4 Class A4X, 0.50% due 11/25/2050	436,800	162
[d,e,h]	Series 2020-4 Class AX1, 0.162% due 11/25/2050	56,234,347	99,164
[d,e,h]	Series 2020-4 Class AX3, 3.50% due 11/25/2050	1,555,768	77,650
[d,e,h]	Series 2020-4 Class AX4, 0.55% due 11/25/2050	3,590,665	28,162
[d,e]	Series 2020-4 Class B4, 3.712% due 11/25/2050	1,354,640	1,394,297
[d,e]	Series 2020-4 Class B5, 3.712% due 11/25/2050	624,694	625,806
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 63

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
[d,e]	Series 2020-4 Class B6, 3.712% due 11/25/2050	$ 1,069,000	$ 965,014
[d,e,h]	Series 2020-7 Class A3X, 0.50% due 1/25/2051	12,005,318	105,599
[d,e,h]	Series 2020-7 Class AX1, 0.167% due 1/25/2051	57,089,690	137,403
[d,e,h]	Series 2020-7 Class AX3, 3.50% due 1/25/2051	3,920,791	243,519
[d,e,h]	Series 2020-7 Class AX4, 0.40% due 1/25/2051	3,668,444	25,740
[d,e]	Series 2020-7 Class B4, 3.567% due 1/25/2051	643,880	653,848
[d,e]	Series 2020-7 Class B5, 3.567% due 1/25/2051	449,150	418,443
[d,e]	Series 2020-7 Class B6, 3.48% due 1/25/2051	588,631	356,932
[d,e]	Series 2020-LTV1 Class B3A, 3.853% due 6/25/2050	2,820,480	2,971,619
[d,e,h]	Series 2021-11 Class A3X, 0.50% due 1/25/2052	12,992,300	246,915
[d,e,h]	Series 2021-11 Class AX1, 0.242% due 1/25/2052	255,261,037	2,358,842
[d,e,h]	Series 2021-11 Class AX4, 0.30% due 1/25/2052	31,987,221	366,065
[d,e]	Series 2021-11 Class B5, 3.042% due 1/25/2052	2,433,832	2,049,769
[d,e]	Series 2021-11 Class B6, 3.042% due 1/25/2052	2,861,707	1,488,282
[d,e]	JPMorgan Wealth Management, Whole Loan Securities Trust CMO, Series 2021-CL1 Class M1, 1.35% (SOFR30A + 1.30%) due 3/25/2051	5,831,517	5,846,543
	Mello Mortgage Capital Acceptance, Whole Loan Securities Trust CMO,
[d,e,h]	Series 2021-INV2 Class AX1, 0.145% due 8/25/2051	119,218,956	698,039
[d,e,h]	Series 2021-INV2 Class AX4, 0.70% due 8/25/2051	8,168,670	252,863
[d,e]	Series 2021-INV2 Class B5, 3.345% due 8/25/2051	329,476	284,330
[d,e]	Series 2021-INV2 Class B6, 3.345% due 8/25/2051	1,578,488	862,388
[d,e,h]	Series 2021-INV3 Class AX1, 0.183% due 10/25/2051	140,888,000	1,056,660
[d,e,h]	Series 2021-INV3 Class AX4, 0.55% due 10/25/2051	11,460,000	290,081
[d,e]	Series 2021-INV3 Class B5, 3.233% due 10/25/2051	457,000	400,282
[d,e]	Series 2021-INV3 Class B6, 3.233% due 10/25/2051	1,989,000	1,158,377
[d]	Merrill Lynch Mortgage Investors Trust, Whole Loan Securities Trust CMO, Series 2004-A4 Class M1, 2.621% due 8/25/2034	74,977	75,236
[d,e]	Metlife Securitization Trust, Whole Loan Securities Trust CMO, Series 2019-1A Class A1A, 3.75% due 4/25/2058	925,831	953,577
[d,e]	MFA Trust, Whole Loan Securities Trust CMO, Series 2020-NQM3 Class M1, 2.654% due 1/26/2065	800,000	810,075
	New Residential Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2017-3A Class A1, 4.00% due 4/25/2057	1,433,936	1,536,791
[d,e]	Series 2017-4A Class A1, 4.00% due 5/25/2057	1,189,909	1,266,305
[d,e]	Series 2017-5A Class A1, 1.586% (LIBOR 1 Month + 1.50%) due 6/25/2057	761,164	765,892
[d,e]	Series 2017-6A Class A1, 4.00% due 8/27/2057	621,608	662,368
[d,e]	Series 2018-1A Class A1A, 4.00% due 12/25/2057	1,153,169	1,230,673
[d,e]	Series 2020-NQM1 Class B2, 4.525% due 1/26/2060	1,214,000	1,215,792
[d,e,h]	Series 2021-INV1 Class AX1, 0.774% due 6/25/2051	124,152,176	3,637,088
[d,e]	Series 2021-INV1 Class B5, 3.274% due 6/25/2051	1,247,684	1,076,750
[d,e]	Series 2021-INV1 Class B6, 3.274% due 6/25/2051	2,195,988	1,296,490
[d,e]	OBX Trust, Whole Loan Securities Trust CMO, Series 2021-NQM2 Class A1, 1.101% due 5/25/2061	9,328,261	9,325,984
	PRKCM Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2021-AFC1 Class A1, 1.51% due 7/25/2056	6,000,000	6,000,000
[d,e]	Series 2021-AFC1 Class B2, 3.95% due 7/25/2056	2,729,000	2,552,927
[e]	Saluda Grade Alternative Mortgage Trust, Whole Loan Securities Trust CMO, Series 2020-FIG1 Class C, 0.01% due 9/25/2050	1,601,029	194,575
	Seasoned Loans Structured Transaction Trust, Whole Loan Securities Trust CMO, Series 2020-2 Class A1C, 2.00% due 9/25/2030	9,037,052	9,201,546
	Sequoia Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2015-4 Class B4, 3.161% due 11/25/2030	1,686,000	1,764,609
[d,e]	Series 2016-3 Class B3, 3.66% due 11/25/2046	3,316,447	3,434,758
[d,e]	Series 2017-7 Class B3, 3.722% due 10/25/2047	1,448,306	1,501,104
[d,e]	Series 2018-7 Class B4, 4.236% due 9/25/2048	1,802,000	1,850,300
	SG Residential Mortgage Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-3 Class A1, 2.703% due 9/25/2059	776,179	777,037
[d,e,h]	Series 2019-3 Class AIOS, 0.375% due 9/25/2059	28,527,410	116,660
[d,e]	Series 2019-3 Class B2, 5.663% due 9/25/2059	1,978,000	1,925,431
[d,e]	Series 2019-3 Class B3, 5.976% due 9/25/2059	842,000	630,463
[e]	Series 2019-3 Class XS1, 0.01% due 9/25/2059	28,403,312	125,046
[e]	Series 2019-3 Class XS2, 0.01% due 9/25/2059	28,403,312	150,915
[d,e]	Series 2020-2 Class A3, 1.895% due 5/25/2065	2,456,087	2,455,720
[d,e]	Shellpoint Co-Originator Trust, Whole Loan Securities Trust CMO, Series 2016-1 Class B4, 3.604% due 11/25/2046	3,221,353	3,319,091
[d,e]	Spruce Hill Mortgage Loan Trust, Whole Loan Securities Trust CMO, Series 2020-SH1 Class A1, 2.521% due 1/28/2050	1,402,558	1,410,966
[d,e]	Starwood Mortgage Residential Trust, Whole Loan Securities Trust CMO, Series 2018-IMC2 Class B1, 5.669% due 10/25/2048	1,909,000	1,923,929
	TIAA Bank Mortgage Loan Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2018-2 Class B3, 3.779% due 7/25/2048	2,678,747	2,782,412
[d,e]	Series 2018-2 Class B4, 3.779% due 7/25/2048	2,040,000	1,962,858
64 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Verus Securitization Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2019-3 Class A1, 2.784% due 7/25/2059	$ 1,357,779	$ 1,365,767
[d,e]	Series 2019-3 Class B1, 4.043% due 7/25/2059	300,000	304,402
[d,e]	Series 2019-4 Class B1, 3.86% due 11/25/2059	3,250,000	3,293,782
[d,e]	Series 2019-INV3 Class B2, 4.791% due 11/25/2059	1,385,000	1,392,852
[d,e]	Series 2020-1 Class B1, 3.624% due 1/25/2060	1,500,000	1,528,918
[d,e]	Series 2020-2 Class B1, 5.36% due 5/25/2060	2,225,000	2,331,406
[d,e]	Series 2020-INV1 Class B1, 5.75% due 3/25/2060	875,000	923,860
[d,e]	Series 2020-INV1 Class B2, 6.00% due 3/25/2060	1,416,000	1,465,283
[d,e]	Series 2021-R1 Class B2, 4.199% due 10/25/2063	1,125,000	1,128,418
	Vista Point Securitization Trust, Whole Loan Securities Trust CMO,
[d,e]	Series 2020-1 Class B1, 5.375% due 3/25/2065	2,625,000	2,732,898
[d,e]	Series 2020-1 Class B2, 5.375% due 3/25/2065	4,473,000	4,609,286
[d,e]	Series 2020-2 Class A2, 1.986% due 4/25/2065	2,943,975	2,957,779
	Wells Fargo Commercial Mortgage Trust, Series 2016-C34 Class A2, 2.603% due 6/15/2049	4,258,547	4,307,315
	WFRBS Commercial Mortgage Trust, CMBS, Series 2012-C7 Class A2, 3.431% due 6/15/2045	1,000,000	1,012,349
	Total Mortgage Backed (Cost $473,144,019)		473,764,588
	Loan Participations — 4.5%
	Capital Goods — 0.4%
	Aerospace & Defense — 0.4%
[l]	Boeing Co., 1.366% (LIBOR 3 Month + 1.25%) due 2/7/2022	15,574,268	15,554,800
[l]	Spirit Aerosystems, Inc., 6.00% (LIBOR 1 Month + 5.25%) due 1/15/2025	248,125	248,849
			15,803,649
	Commercial & Professional Services — 0.4%
	Professional Services — 0.4%
[l]	Par Pacific Holdings, Inc., 6.87% (LIBOR 3 Month + 6.75%) due 1/12/2026	4,302,273	4,262,821
[l]	R.R. Donnelley & Sons Company, 5.084% (LIBOR 1 Month + 5.00%) due 1/15/2024	818,182	814,909
[l]	RGIS Services LLC, 8.50% (LIBOR 1 Month + 7.50%) due 6/25/2025	775,739	791,254
[g,l]	Titan Acquisition Co. Ltd., 4.132% (LIBOR 3 Month + 4.00%) due 5/1/2026	8,202,666	8,187,327
			14,056,311
	Consumer Services — 0.1%
	Hotels, Restaurants & Leisure — 0.1%
[l,m]	TKC Holdings, Inc., 6.50% (LIBOR 3 Month + 5.50%) due 5/3/2028	4,707,719	4,690,065
			4,690,065
	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
[l]	CITGO Holding, Inc., 8.00% (LIBOR 3 Month + 7.00%) due 8/1/2023	4,054,357	3,997,596
			3,997,596
	Food, Beverage & Tobacco — 0.1%
	Food Products — 0.1%
[l]	Post Holdings, Inc., 4.75% (LIBOR 1 Month + 4.00%) due 10/21/2024	2,209,228	2,216,961
[l]	UTZ Quality Foods LLC, 3.084% (LIBOR 1 Month + 3.00%) due 1/20/2028	496,250	495,322
			2,712,283
	Health Care Equipment & Services — 0.4%
	Health Care Providers & Services — 0.4%
[l]	Change Healthcare Holdings LLC, 3.50% (LIBOR 1 Month + 2.50%) due 3/1/2024	14,894,591	14,876,718
			14,876,718
	Household & Personal Products — 0.2%
	Household Durables — 0.1%
[l,m]	Spectrum Brands, Inc., 2.50% (LIBOR 3 Month + 2.00%) due 3/3/2028	3,820,000	3,808,845
	Household Products — 0.1%
[l]	Energizer Holdings, Inc., 2.75% (LIBOR 1 Month + 2.25%) due 12/22/2027	5,601,850	5,594,848
			9,403,693
	Media & Entertainment — 0.6%
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 65

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2021
	Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
	Media — 0.6%
[l]	ABG Intermediate Holdings 2 LLC, 6.25% (LIBOR 1 Month + 5.25%) due 9/27/2024	$ 5,358,870	$ 5,358,870
[l]	CSC Holdings LLC, 2.334% (LIBOR 1 Month + 2.25%) due 7/17/2025	7,209,703	7,101,557
[l,m]	DirecTV Financing LLC, 5.75% (LIBOR 3 Month + 5.00%) due 7/22/2027	10,400,000	10,403,224
[l]	Nielsen Finance LLC, 2.083% (LIBOR 1 Month + 2.00%) due 10/4/2023	2,000,000	1,996,260
			24,859,911
	Pharmaceuticals, Biotechnology & Life Sciences — 0.2%
	Life Sciences Tools & Services — 0.2%
[l]	Avantor Funding, Inc., 2.50% (LIBOR 1 Month + 2.00%) due 11/21/2024	9,411,171	9,394,701
			9,394,701
	Real Estate — 0.2%
	Equity Real Estate Investment Trusts — 0.1%
[l]	CoreCivic, Inc., 5.50% (LIBOR 1 Month + 4.50%) due 12/18/2024	4,625,462	4,576,340
	Real Estate Management & Development — 0.1%
[l]	Railworks LLC, 6.50% (LIBOR 3 Month + 5.50%) due 12/8/2027	1,942,617	1,952,330
			6,528,670
	Semiconductors & Semiconductor Equipment — 0.3%
	Information Technology Services — 0.3%
[l]	Xperi Corporation, 3.584% (LIBOR 1 Month + 3.50%) due 6/2/2025	11,870,239	11,836,884
			11,836,884
	Software & Services — 0.9%
	Information Technology Services — 0.1%
[l]	Vericast Corp., 8.75% (LIBOR 3 Month + 7.75%) due 6/16/2026	4,028,874	3,769,536
	Internet Software & Services — 0.5%
[l]	Dun & Bradstreet Corporation, 3.336% (LIBOR 1 Month + 3.25%) due 2/6/2026	18,652,660	18,629,344
	Software — 0.3%
[l]	LogMeIn, Inc., 4.833% (LIBOR 1 Month + 4.75%) due 8/31/2027	7,372,290	7,366,539
[l]	Sophia LP, 4.50% (LIBOR 3 Month + 3.75%) due 10/7/2027	5,026,020	5,042,757
			34,808,176
	Technology Hardware & Equipment — 0.2%
	Technology Hardware, Storage & Peripherals — 0.2%
[l]	Western Digital Corporation, 1.588% (LIBOR 3 Month + 1.50%) due 2/27/2023	5,553,798	5,539,913
			5,539,913
	Telecommunication Services — 0.3%
	Diversified Telecommunication Services — 0.3%
[g,l]	Intelsat Jackson Holdings SA, 8.75% (PRIME + 5.50%) due 1/2/2024	9,800,000	9,940,924
			9,940,924
	Utilities — 0.1%
	Electric Utilities — 0.1%
[l]	Pacific Gas & Electric Company, 2.375% (LIBOR 1 Month + 2.25%) due 1/3/2022	5,200,000	5,115,500
			5,115,500
	Total Loan Participations (Cost $171,799,410)		173,564,994
	Short-Term Investments — 9.4%
	Egypt Treasury Bills (EGP),
	11.79% due 2/1/2022	15,000,000	915,057
	12.55% due 6/21/2022	251,203,000	14,633,214
	12.564% due 5/10/2022	48,300,000	2,849,854
[n]	Thornburg Capital Management Fund	34,653,276	346,532,754
	Total Short-Term Investments (Cost $365,002,362)		364,930,879
	Total Investments — 99.8% (Cost $3,809,710,861)		$3,867,920,672
	Other Assets Less Liabilities — 0.2%		8,558,787
66 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2021
Issuer-Description	SHARES/ PRINCIPAL AMOUNT	VALUE
Net Assets — 100.0%		$3,876,479,459

Outstanding Forward Currency Contracts To Buy Or Sell At September 30, 2021
Contract Description	Contract Party*	Buy/Sell	Contract Amount	Contract Value Date	Value USD	Unrealized Appreciation	Unrealized Depreciation
Euro	SSB	Sell	6,452,800	3/23/2022	7,502,301	$ 94,277	$ —

Net unrealized appreciation (depreciation)						$ 94,277

*	Counterparty includes State Street Bank and Trust Company ("SSB").

Footnote Legend
a	Security currently fair valued by the Valuation and Pricing Committee using procedures approved by the Trustees’ Audit Committee.
b	Non-income producing.
c	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
d	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2021.
e	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2021, the aggregate value of these securities in the Fund’s portfolio was $2,233,651,025, representing 57.62% of the Fund’s net assets.
f	When-issued security.
g	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
h	Interest only.
i	Segregated as collateral for a when-issued security.
j	Bond in default.
k	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2021.
l	The stated coupon rate represents the greater of the LIBOR or the LIBOR floor rate plus a spread at September 30, 2021.
m	This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be effective at the time of settlement and will be based upon the LIBOR plus a premium which was determined at the time of purchase.
n	Investment in Affiliates.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ARM	Adjustable Rate Mortgage
BSBY3M	Bloomberg Short Term Bank Yield 3 Month
CMBS	Commercial Mortgage-Backed Securities
CMO	Collateralized Mortgage Obligation
CMT	Constant Maturity Rate
EGP	Denominated in Egyptian Pound
EUR	Denominated in Euro
FCB	Farm Credit Bank
GO	General Obligation
H15T1Y	US Treasury Yield Curve Rate T-Note Constant Maturity 1 Year
IDR	Denominated in Indonesian Rupiah
LIBOR	London Interbank Offered Rates
Mtg	Mortgage
MXN	Denominated in Mexican Peso
PIK	Payment-in-kind
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
SOFR30A	Secured Overnight Financing Rate 30-Day Average
SPV	Special Purpose Vehicle
UMBS	Uniform Mortgage Backed Securities
USD	Unified School District
COUNTRY EXPOSURE * (percent of net assets)
United States	75.1%
Canada	2.2%
China	1.3%
Mexico	1.2%
United Kingdom	1.1%
Germany	1.0%
United Arab Emirates	0.7%
Russian Federation	0.7%
France	0.7%
Belgium	0.5%
Cayman Islands	0.5%
See notes to financial statements.	Thornburg Fixed Income Funds Annual Report | 67

Schedule of Investments, Continued
Thornburg Strategic Income Fund  |  September 30, 2021
COUNTRY EXPOSURE * (percent of net assets)
South Korea	0.5%
Turkey	0.4%
Sweden	0.4%
Guatemala	0.3%
Australia	0.3%
Bermuda	0.3%
Saudi Arabia	0.3%
Luxembourg	0.3%
Ireland	0.2%
Indonesia	0.2%
Dominican Republic	0.2%
New Zealand	0.2%
Morocco	0.2%
Argentina	0.2%
Brazil	0.2%
United Republic of Tanzania	0.2%
Jamaica	0.2%
Japan	0.1%
South Africa	0.1%
Italy	0.1%
Oman	0.1%
India	0.1%
Kuwait	0.1%
Switzerland	0.1%
Chile	0.1%
Other Assets Less Liabilities	9.6%

*	Holdings are classified by country of risk as determined by MSCI and Bloomberg.
68 | Thornburg Fixed Income Funds Annual Report	See notes to financial statements.

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Thornburg Fixed Income Funds Annual Report  |  69

Statements of Assets and Liabilities
September 30, 2021
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
ASSETS
Investments at cost
Non-affiliated issuers	$ 338,683,961	$ 9,317,634,089	$ 47,397,535	$ 3,463,178,107
Non-controlled affiliated issuers	-	874,046,644	4,848,903	346,532,754
Investments at value
Non-affiliated issuers	341,121,570	9,472,356,428	47,533,757	3,521,387,918
Non-controlled affiliated issuers	-	874,046,644	4,848,903	346,532,754
Cash	-	5,302,791	1,051,158	7,170,196
Unrealized appreciation on forward currency contracts	-	-	-	94,277
Receivable for investments sold	-	453,172,784	-	40,687,332
Due from broker	-	15,239,100	285,612	2,529,502
Receivable for fund shares sold	317,235	54,750,454	382,442	26,478,203
Receivable from investment advisor	-	-	6,236	-
Dividends receivable	-	67,892	444	176,941
Principal and interest receivable	893,546	34,819,310	153,867	22,625,551
Prepaid expenses and other assets	57,592	77,415	25,027	59,706
Total Assets	342,389,943	10,909,832,818	54,287,446	3,967,742,380
Liabilities
Payable for investments purchased	6,562,460	512,109,393	570,526	82,770,909
Payable for fund shares redeemed	297,260	33,340,507	130,386	5,393,869
Payable to investment advisor and other affiliates	167,429	3,676,504	-	1,690,142
Deferred taxes payable	-	-	-	24,840
Accounts payable and accrued expenses	99,950	1,050,734	68,453	369,503
Dividends payable	69,767	1,397,828	824	1,013,658
Total Liabilities	7,196,866	551,574,966	770,189	91,262,921
Net Assets	$ 335,193,077	$ 10,358,257,852	$ 53,517,257	$ 3,876,479,459
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 348,103,122	$ 10,207,071,292	$ 53,452,340	$ 3,807,052,092
Distributable earnings (accumulated loss)	(12,910,045)	151,186,560	64,917	69,427,367
Net Assets	$ 335,193,077	$ 10,358,257,852	$ 53,517,257	$ 3,876,479,459
70   |  Thornburg Fixed Income Funds Annual Report

Statements of Assets and Liabilities, Continued
September 30, 2021
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 92,785,612	$ 818,846,323	$ 10,930,567	$ 376,251,874
Shares outstanding	7,105,933	59,198,007	878,835	30,309,827
Net asset value and redemption price per share	$ 13.06	$ 13.83	$ 12.44	$ 12.41
Maximum offering price per share (net asset value, plus 2.25% of offering price)	$ 13.36	$ 14.15	$ 12.73	$ 12.99 *
Class C Shares:
Net assets applicable to shares outstanding	10,084,406	360,839,830	-	100,385,471
Shares outstanding	767,780	26,128,905	-	8,100,983
Net asset value and redemption price per share**	13.13	13.81	-	12.39
Class C2 Shares:
Net assets applicable to shares outstanding	679,621	12,902,242	-	-
Shares outstanding	51,731	934,180	-	-
Net asset value and redemption price per share**	13.14	13.81	-	-
Class I Shares:
Net assets applicable to shares outstanding	219,833,006	8,840,331,124	42,586,690	3,255,001,836
Shares outstanding	16,836,625	638,942,879	3,426,258	262,953,813
Net asset value and redemption price per share	13.06	13.84	12.43	12.38
Class R3 Shares:
Net assets applicable to shares outstanding	7,600,867	51,825,256	-	836,897
Shares outstanding	581,800	3,744,048	-	67,512
Net asset value and redemption price per share	13.06	13.84	-	12.40
Class R4 Shares:
Net assets applicable to shares outstanding	2,011,362	10,776,386	-	2,139,582
Shares outstanding	154,089	779,382	-	172,642
Net asset value and redemption price per share	13.05	13.83	-	12.39
Class R5 Shares:
Net assets applicable to shares outstanding	2,198,203	134,973,870	-	64,448,583
Shares outstanding	168,232	9,758,184	-	5,203,298
Net asset value and redemption price per share	13.07	13.83	-	12.39
Class R6 Shares:
Net assets applicable to shares outstanding	-	127,762,821	-	77,415,216
Shares outstanding	-	9,216,781	-	6,234,801
Net asset value and redemption price per share	-	13.86	-	12.42

*	Net asset value, plus 4.50% of offering price.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Fixed Income Funds Annual Report  |  71

Statements of Operations
Year Ended September 30, 2021
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
INVESTMENT INCOME
Dividend income
Non-affiliated issuers	$ 601	$ 123,463	$ -	$ 1,308,002
Non-controlled affiliated issuers	-	1,197,501	6,176	447,038
Interest income	5,176,928	186,617,929	739,245	133,576,612
Foreign withholding tax claims	-	-	-	42,117
Total Income	5,177,529	187,938,893	745,421	135,373,769
EXPENSES
Investment management fees	1,330,448	29,821,307	109,089	18,454,062
Administration fees	302,107	8,290,204	37,047	2,599,775
Distribution and service fees
Class A Shares	229,239	2,087,468	19,485	792,434
Class C Shares	65,024	1,908,598	-	967,690
Class C2 Shares†	2,202	60,181	-	-
Class R3 Shares	42,478	297,160	-	4,861
Class R4 Shares	6,268	21,369	-	4,690
Transfer agent fees
Class A Shares	71,157	756,134	29,408	215,985
Class C Shares	16,784	249,257	-	84,206
Class C2 Shares†	2,198	7,609	-	-
Class I Shares	173,259	6,660,553	19,352	1,902,095
Class R3 Shares	10,098	47,922	-	3,554
Class R4 Shares	7,535	30,970	-	10,606
Class R5 Shares	7,610	386,865	-	98,746
Class R6 Shares	-	11,189	-	7,028
Registration and filing fees
Class A Shares	23,015	129,763	23,173	45,728
Class C Shares	13,190	45,564	-	24,200
Class C2 Shares†	5,292	17,183	-	-
Class I Shares	53,132	697,114	22,876	461,970
Class R3 Shares	15,349	17,293	-	15,327
Class R4 Shares	14,075	14,233	-	14,029
Class R5 Shares	15,377	17,385	-	15,433
Class R6 Shares	-	13,962	-	16,993
Custodian fees	76,498	457,242	72,435	285,331
Professional fees	50,492	146,921	47,213	115,451
Trustee and officer fees	21,233	542,418	2,429	155,925
Tax reclaim collection fees	-	-	-	8,531
Other expenses	43,989	695,494	11,026	230,324
Total Expenses	2,598,049	53,431,358	393,533	26,534,974
Less:
Expenses reimbursed	(70,842)	(1,106,632)	(132,154)	(2,937,550)
Investment management fees waived	-	-	(110,987)	(3,028,073)
Net Expenses	2,527,207	52,324,726	150,392	20,569,351
Net Investment Income (Loss)	$ 2,650,322	$ 135,614,167	$ 595,029	$ 114,804,418
72   |  Thornburg Fixed Income Funds Annual Report

Statements of Operations, Continued
Year Ended September 30, 2021
	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND	THORNBURG LIMITED TERM INCOME FUND	THORNBURG ULTRA SHORT INCOME FUND	THORNBURG STRATEGIC INCOME FUND
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Non-affiliated issuer investments	$ (481,170)	$ 31,389,423	$ 21,878	$ 22,748,426
Forward currency contracts	-	-	-	25,257
Foreign currency transactions	-	164	-	(177,220)
Net realized gain (loss)	(481,170)	31,389,587	21,878	22,596,463
Net change in unrealized appreciation (depreciation) on:
Non-affiliated issuers investments*	(6,115,378)	(119,058,798)	(339,975)	18,618,602
Forward currency contracts	-	-	-	88,995
Foreign currency translations	-	-	-	(4,680)
Change in net unrealized appreciation (depreciation)	(6,115,378)	(119,058,798)	(339,975)	18,702,917
Net Realized and Unrealized Gain (Loss)	(6,596,548)	(87,669,211)	(318,097)	41,299,380
Change in Net Assets Resulting from Operations	$ (3,946,226)	$ 47,944,956	$ 276,932	$ 156,103,798
* Net of change in deferred taxes	$ -	$ -	$ -	$ (24,840)

†	Class C2 Shares commenced operations on October 1, 2020.
See notes to financial statements.
Thornburg Fixed Income Funds Annual Report  |  73

Statements of Changes in Net Assets

	THORNBURG LIMITED TERM U.S. GOVERNMENT FUND		THORNBURG LIMITED TERM INCOME FUND
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 2,650,322	$ 3,607,100	$ 135,614,167	$ 138,807,651
Net realized gain (loss)	(481,170)	959,377	31,389,587	112,069,566
Net change in unrealized appreciation (depreciation)	(6,115,378)	6,172,607	(119,058,798)	184,146,634
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,946,226)	10,739,084	47,944,956	435,023,851
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(1,094,797)	(1,088,304)	(21,072,252)	(16,819,606)
Class C Shares	(105,422)	(203,518)	(8,841,603)	(9,033,756)
Class C2 Shares†	(2,960)	-	(126,453)	-
Class I Shares	(3,422,038)	(3,276,526)	(221,942,585)	(150,085,898)
Class R3 Shares	(90,264)	(129,884)	(1,410,582)	(1,693,873)
Class R4 Shares	(26,679)	(37,348)	(171,614)	(156,081)
Class R5 Shares	(30,686)	(26,237)	(4,172,915)	(3,822,501)
Class R6 Shares	-	-	(3,047,965)	(2,558,644)
FUND SHARE TRANSACTIONS
Class A Shares	8,081,692	19,305,043	68,738,938	100,507,407
Class C Shares	(7,583,446)	2,021,887	(43,304,295)	42,742,513
Class C2 Shares†	687,492	-	13,071,097	-
Class I Shares	(18,148,982)	94,687,939	2,018,755,489	2,342,418,095
Class R3 Shares	(1,415,499)	(147,783)	(7,865,318)	(5,953,611)
Class R4 Shares	(704,842)	429,413	4,508,488	(1,808,601)
Class R5 Shares	(53,994)	1,374,063	(11,086,652)	37,267,857
Class R6 Shares	-	-	31,498,592	34,109,655
Net Increase (Decrease) in Net Assets	(27,856,651)	123,647,829	1,861,475,326	2,800,136,807
NET ASSETS
Beginning of Year	363,049,728	239,401,899	8,496,782,526	5,696,645,719
End of Year	$ 335,193,077	$ 363,049,728	$ 10,358,257,852	$ 8,496,782,526

†	Class C2 Shares commenced operations on October 1, 2020.
See notes to financial statements.
74  |  Thornburg Fixed Income Funds Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG ULTRA SHORT INCOME FUND		THORNBURG STRATEGIC INCOME FUND
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 595,029	$ 633,706	$ 114,804,418	$ 62,938,266
Net realized gain (loss)	21,878	159,418	22,596,463	19,345,602
Net change in unrealized appreciation (depreciation)	(339,975)	152,074	18,702,917	33,461,654
Net Increase (Decrease) in Net Assets Resulting from Operations	276,932	945,198	156,103,798	115,745,522
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(165,718)	(159,045)	(11,838,501)	(7,184,136)
Class C Shares	-	-	(2,909,127)	(2,749,238)
Class I Shares	(635,577)	(621,189)	(102,593,163)	(49,465,381)
Class R3 Shares	-	-	(33,969)	(37,522)
Class R4 Shares	-	-	(65,369)	(40,053)
Class R5 Shares	-	-	(2,346,007)	(1,183,705)
Class R6 Shares	-	-	(2,506,048)	(874,952)
FUND SHARE TRANSACTIONS
Class A Shares	2,921,508	87,189	122,803,510	28,075,890
Class C Shares	-	-	(4,262,879)	(18,368,245)
Class I Shares	14,744,120	3,253,888	1,468,998,195	573,823,914
Class R3 Shares	-	-	(283,900)	(553,775)
Class R4 Shares	-	-	482,876	324,328
Class R5 Shares	-	-	20,087,534	31,573,177
Class R6 Shares	-	-	37,609,848	16,927,688
Net Increase (Decrease) in Net Assets	17,141,265	3,506,041	1,679,246,798	686,013,512
NET ASSETS
Beginning of Year	36,375,992	32,869,951	2,197,232,661	1,511,219,149
End of Year	$ 53,517,257	$ 36,375,992	$ 3,876,479,459	$ 2,197,232,661
See notes to financial statements.
Thornburg Fixed Income Funds Annual Report  |  75

Notes to Financial Statements
September 30, 2021
NOTE 1 – ORGANIZATION
Thornburg Limited Term U.S. Government Fund (the “Limited Term U.S. Government Fund”), Thornburg Limited Term Income Fund (the “Limited Term Income Fund”), Thornburg Ultra Short Income Fund (the “Ultra Short Income Fund”) and Thornburg Strategic Income Fund (the “Strategic Income Fund”), collectively the (“Funds”), are diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are currently four of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Limited Term U.S. Government Fund: The Fund’s primary objective is to provide a high level of current income as is consistent, in the view of the Trust’s investment advisor, Thornburg Investment Management, Inc. (the “Advisor”), with safety of capital. As a secondary objective, the Fund seeks to reduce changes in its share price compared to longer term portfolios. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment and extension risk, credit risk, market and economic risk, liquidity risk, and structured products risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Limited Term Income Fund: The Fund’s primary objective is to provide a high level of current income as is consistent, in the view of the Advisor, with safety of capital. As a secondary objective, the Fund seeks to reduce changes in its share price compared to longer term portfolios. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment and extension risk, credit risk, market and economic risk, risks affecting specific issuers, foreign investment risk, liquidity risk, and structured products risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Ultra Short Income Fund: The Fund’s primary objective is to seek current income, consistent with preservation of capital. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment and extension risk, credit risk, high yield risk, market and economic risk, risks affecting specific issuers, foreign investment risk, liquidity risk, structured products risk and derivatives risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Strategic Income Fund: The Fund’s primary objective is to seek a high level of current income. As a secondary objective, the Fund seeks some long-term capital appreciation. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment and extension risk, credit risk, high yield risk, market and economic risk, risks affecting specific issuers, liquidity risk, small and mid-cap company risk, foreign investment risk, developing country risk, foreign currency risk, and structured products risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
All countries are vulnerable economically to the impact of a public health crisis, such as the novel virus known as COVID-19. Such crises may depress consumer demand, disrupt supply chains, slow economic growth, and potentially lead to market closures, travel restrictions, government-imposed shutdowns, and quarantines, all of which could adversely affect the economies of many of the markets in which the Funds invest, and which could in turn lead to declines in the value of the Funds’ invest, and which could in turn lead to declines in the value of the Funds’ investments or decrease the liquidity of those investments.
As of September 30, 2021, the Funds currently offer from one to eight classes of shares of beneficial interest.
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class C2 shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class I and Class R5 shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, (v) Class R3 shares are sold at net asset value without a sales charge, but bear both a service fee and a distribution fee, (vi) Class R4 shares are sold at net asset value without a sales charge at the time of purchase but bear a service fee, (vii) Class R6 shares are sold at net asset value without a sales charge at the time of purchase, and (viii) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees, transfer agent fees, and certain registration and filing fees.
At September 30, 2021, the following class of shares are offered in each respective Fund:
	Class A	Class C	Class C2	Class I	Class R3	Class R4	Class R5	Class R6
Limited Term U.S. Government Fund	X	X	X	X	X	X	X
Limited Term Income Fund	X	X	X	X	X	X	X	X
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Notes to Financial Statements, Continued
September 30, 2021
	Class A	Class C	Class C2	Class I	Class R3	Class R4	Class R5	Class R6
Ultra Short Income Fund	X			X
Strategic Income Fund	X	X		X	X	X	X	X
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated daily among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Foreign Currency Translation: Portfolio investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against the U.S. dollar on the date of valuation. Purchases and sales of investments and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Funds purchase or sell foreign investments, they will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions. The values of such spot contracts are included in receivable for investments sold and payable for investments purchased on the Statement of Assets and Liabilities.
The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on investments held. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
Reported net realized gains and losses from foreign currency transactions arise due to purchases and sales of foreign currencies, currency gains and losses realized between the trade and settlement dates on investment transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. These amounts are included in foreign currency transactions in the Statement of Operations.
Net change in unrealized appreciation (depreciation) on foreign currency translations arise from changes in the fair value of assets and liabilities, other than investments at period end, resulting from changes in exchange rates.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Dividend income is recorded on the ex-dividend date. Certain income from foreign investments is recognized as soon as information is available to the Funds. Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Funds may invest excess cash in repurchase agreements whereby the Funds purchase investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default.
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Notes to Financial Statements, Continued
September 30, 2021
In the event of default, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Funds’ records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2021 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities and other portfolio investments which are listed or traded on a United States securities exchange are valued at the last reported sale price on the valuation date. Investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date. Portfolio investments reported by NASDAQ are valued at the official closing price on the valuation date. If an investment is traded on more than one exchange, the investment is considered traded on the exchange that is normally the primary market for that investment. Securities and other portfolio investments which are listed or traded on exchanges outside the United States are valued at the last price or the closing price of the investment on the exchange that is normally the primary market for the investment, as of the close of the exchange preceding the Fund’s valuation date. Foreign investments listed or traded on an exchange for which there has been no sale that day are valued at the mean between the last reported bid and asked prices on that valuation date.
In any case when a market quotation is not readily available for a portfolio investment ordinarily valued by market quotation, the Committee calculates a fair value for the investment using alternative methods approved by the Audit Committee. A market quotation is not readily available when the primary market or exchange for the investment is not open for the entire scheduled day of trading. Market quotations for an investment also may not be readily available if developments after the most recent close of the investment’s primary exchange or market, but prior to the close of business on any Fund business day, or an unusual event or significant period of time occurring since the availability of a market quotation, create a serious question concerning the reliability of the most recent market quotation available for the
78   |  Thornburg Fixed Income Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2021
investment. In particular, on days when market volatility thresholds established by the Audit Committee are exceeded, foreign equity investments held by the Fund may be valued using alternative methods. The Committee customarily obtains valuations in these instances from pricing service providers approved by the Audit Committee. Pricing service providers ordinarily calculate valuations using multi-factor models to adjust market prices based upon various inputs, including exchange data, depository receipt prices, futures, index data and other data.
Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.
Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Quotations for foreign investments expressed in foreign currency amounts are converted to U.S. dollar equivalents using a foreign exchange quotation from a third party service provider at the time of valuation. Foreign investments held by the Funds may be traded on days and at times when the Funds are not open for business. Consequently, the value of Funds’ investments may be significantly affected on days when shareholders cannot purchase or sell Funds’ shares.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
On days when market volatility thresholds established by the Audit Committee are exceeded, foreign securities for which valuations are obtained from pricing service providers are fair valued. On these days, the foreign securities are characterized as Level 2 within the valuation hierarchy and revert to Level 1 after the threshold is no longer exceeded.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
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Notes to Financial Statements, Continued
September 30, 2021
The following tables display a summary of the fair value hierarchy measurements of each Fund’s investments as of September 30, 2021:
LIMITED TERM U.S. GOVERNMENT FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Corporate Bonds	$ 6,561,946	$ —	$ 6,561,946	$ —
U.S. Treasury Securities	44,376,316	44,376,316	—	—
U.S. Government Agencies	24,981,579	—	24,981,579	—
Mortgage Backed	237,223,889	—	237,223,889	—
Short-Term Investments	27,977,840	3,964,051	24,013,789	—
Total Investments in Securities	$ 341,121,570	$ 48,340,367	$ 292,781,203	$ —
Total Assets	$ 341,121,570	$ 48,340,367	$ 292,781,203	$ —
LIMITED TERM INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Preferred Stock	$ 29,012,816	$ —	$ —	$ 29,012,816
Asset Backed Securities	1,991,797,052	—	1,991,797,052	—
Corporate Bonds	3,957,590,751	—	3,957,590,751	—
Long-Term Municipal Bonds	38,397,097	—	38,397,097	—
Other Government	27,780,223	—	27,780,223	—
U.S. Treasury Securities	623,948,590	623,948,590	—	—
U.S. Government Agencies	55,677,580	—	55,677,580	—
Mortgage Backed	2,625,542,763	—	2,625,542,763	—
Loan Participations	122,609,556	—	122,609,556	—
Short-Term Investments	874,046,644	874,046,644	—	—
Total Investments in Securities	$ 10,346,403,072	$ 1,497,995,234	$ 8,819,395,022	$ 29,012,816
Total Assets	$ 10,346,403,072	$ 1,497,995,234	$ 8,819,395,022	$ 29,012,816
ULTRA SHORT INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Asset Backed Securities	$ 26,359,576	$ —	$ 26,359,576	$ —
Corporate Bonds	14,965,534	—	14,965,534	—
Long-Term Municipal Bonds	248,853	—	248,853	—
U.S. Treasury Securities	341,362	341,362	—	—
U.S. Government Agencies	98,449	—	98,449	—
Mortgage Backed	5,519,983	—	5,519,983	—
Short-Term Investments	4,848,903	4,848,903	—	—
Total Investments in Securities	$ 52,382,660	$ 5,190,265	$ 47,192,395	$ —
Total Assets	$ 52,382,660	$ 5,190,265	$ 47,192,395	$—
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Notes to Financial Statements, Continued
September 30, 2021
STRATEGIC INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Common Stock	$ 847	$ —	$ —	$ 847
Preferred Stock	29,192,897	14,606,081	4,300,000	10,286,816
Asset Backed Securities	929,948,372	—	874,035,950	55,912,422
Corporate Bonds	1,753,520,672	—	1,753,520,672	—(a)
Convertible Bonds	36,923,072	—	36,923,072	—
Long-Term Municipal Bonds	14,873,849	—	14,873,849	—
Other Government	27,600,617	—	27,600,617	—
U.S. Treasury Securities	59,389,055	59,389,055	—	—
U.S. Government Agencies	4,210,830	—	4,210,830	—
Mortgage Backed	473,764,588	—	473,764,588	—
Loan Participations	173,564,994	—	173,564,994	—
Short-Term Investments	364,930,879	346,532,754	18,398,125	—
Total Investments in Securities	$ 3,867,920,672	$ 420,527,890	$ 3,381,192,697	$ 66,200,085(b)
Other Financial Instruments
Forward Currency Contracts	$ 94,277	$ —	$ 94,277	$ —
Total Assets	$ 3,868,014,949	$ 420,527,890	$ 3,381,286,974	$66,200,085

(a)	A security categorized as Level 3 is valued at zero as of September 30, 2021.
(b)	In accordance with the guidance prescribed in Accounting Standards Update ("ASU") No. 2011-04, the following table displays a summary of the valuation techniques and unobservable inputs used to value portfolio securities characterized as Level 3 investments for the period ended at September 30, 2021.

	FAIR VALUE AT SEPTEMBER 30, 2021	VALUATION TECHNIQUE(S)	UNOBSERVABLE INPUT	RANGE (WEIGHTED AVERAGE)
Common Stock	$ 847	Reference instrument	Discount for lack of marketability	95.24%/(N/A) (a)
Preferred Stock	10,286,816	Purchase price	Purchase price	$24,968.00/(N/A)
Asset-Backed Securities	10,020,000	Discounted cash flows	Credit spread	7.40%/(N/A)
	27,139,286	Discounted cash flows	Yield (Discount rate of cash flows)	11.56%-21.75%/(14.86%)
	1,254,717	Amortized cost	Expected recovery	$49.24-$6,020.55/($2,914.47)
	17,498,419	Purchase price	Purchase price	$28.60-$127,521.00/($59,809.25)
Total	$ 66,200,085
(a) Represents price used after factoring in market impact including discounts, as applicable.
A rollforward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2021 is as follows:
STRATEGIC INCOME FUND	COMMON STOCK	PREFERRED STOCK	MORTGAGE BACKED	ASSET BACKED SECURITIES
Beginning Balance 9/30/2020	$ 1,152,244	$ –	$ 3,100,428	$ 36,506,745
Accrued Discounts (Premiums)	–	–	–	(773,413)
Net Realized Gain (Loss)(a)	659,300	–	–	(166,061)
Gross Purchases	–	10,289,082	–	52,426,085
Gross Sales	(3,064,178)	–	–	(4,981,800)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	1,253,481	(2,266)	–	3,335,311
Transfers into Level 3(d)	–	–	–	–
Transfers out of Level 3(d)	–	–	(3,100,428)	(30,434,445)
Ending Balance 9/30/2021	$ 847	$ 10,286,816	$ –	$ 55,912,422

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Notes to Financial Statements, Continued
September 30, 2021
STRATEGIC INCOME FUND (Continued)	CORPORATE BONDS	LOAN PARTICIPATIONS	WARRANTS	TOTAL (e)
Beginning Balance 9/30/2020	$ 220,427	$ 270,437	$ 66,611	$ 41,316,892
Accrued Discounts (Premiums)	–	–	–	(773,413)
Net Realized Gain (Loss)(a)	(993,445)	(21,898)	(3,806,456)	(4,328,560)
Gross Purchases	–	211	–	62,715,378
Gross Sales	(27,926)	–	–	(8,073,904)
Net Change in Unrealized Appreciation (Depreciation)(b)(c)	800,944	–	3,739,845	9,127,315
Transfers into Level 3(d)	–	–	–	–
Transfers out of Level 3(d)	–	(248,750)	–	(33,783,623)
Ending Balance 9/30/2021	$ –	$ –	$ –	$ 66,200,085

(a)	Amount of net realized gain (loss) from investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2021.
(b)	Amount of net change in unrealized appreciation (depreciation) on investments recognized in income is included in the Fund’s Statement of Operations for the year ended September 30, 2021.
(c)	The net change in unrealized appreciation (depreciation) attributable to securities owned at September 30, 2021, which were valued using significant unobservable inputs, was $3,136,961. This is included within net change in unrealized appreciation (depreciation) on investments in the Fund’s the Statement of Operations for the year ended September 30, 2021.
(d)	Transfers into or out of Level 3 were out of or into Level 2, and were due to changes in other significant observable inputs available during the year ended September 30, 2021. Transfers into or out of Level 3 are based on the beginning market value of the period in which they occurred.
(e)	Level 3 investments represent 1.71% of total net assets at the year ended September 30, 2021. Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to increase or decrease the fair value of these portfolio securities.
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment management agreement, the Advisor serves as the investment advisor and performs advisory services for the Funds for which the fees are payable at the end of each month. Under the investment advisory agreement, each Fund pays the Advisor a management fee based on the average daily net assets of that fund at an annual rate as shown in the following table:
LIMITED TERM U.S. GOVERNMENT FUND		LIMITED TERM INCOME FUND		ULTRA SHORT INCOME FUND		STRATEGIC INCOME FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $1 billion	0.375%	Up to $500 million	0.500%	Up to $5 billion	0.250%	Up to $500 million	0.750%
Next $1 billion	0.325	Next $500 million	0.450	Next $5 billion	0.225	Next $500 million	0.675
Over $2 billion	0.275	Next $500 million	0.400	Over $10 billion	0.200	Next $500 million	0.625
		Next $500 million	0.350			Next $500 million	0.575
		Over $2 billion	0.275			Over $2 billion	0.500
The Funds’ effective management fees of as a percentage of the Funds’ average daily net assets (before applicable management fee waivers) for the year ended September 30, 2021 were as shown in the following table. Total management fees incurred by the Funds for the year ended September 30, 2021 are set forth in the Statement of Operations.
Effective Management Fee
Limited Term U.S. Government Fund	0.375%
Limited Term Income Fund	0.306
Ultra Short Income Fund	0.250
Strategic Income Fund	0.602
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Notes to Financial Statements, Continued
September 30, 2021
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Funds’ shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administrative Services Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative services fees incurred by each class of shares of the Funds for the year ended September 30, 2021, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the year ended September 30, 2021, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges ("CDSC Fees") from redemptions of Class C and Class C2 shares as follows:
	Commissions	CDSC fees
Limited Term U.S. Government Fund	$ 5,394	$ 3,138
Limited Term Income Fund	37,446	74,484
Ultra Short Income Fund	813	—
Strategic Income Fund	54,515	8,196
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class C2, Class I, Class R3, Class R4, and Class R5 shares of the Limited Term U.S. Government Fund and Limited Term Income Fund, Class A, Class C, Class I, Class R3, Class R4, and Class R5 shares of the Strategic Income Fund and .20 of 1% per annum of the average daily net assets attributable to the applicable Class A and Class I of the Ultra Short Income Fund for payments made by the Distributor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2021, there were no 12b-1 service plan fees charged for Class I or Class R5 shares. Class R6 shares are not subject to a service plan. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Funds’ shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Funds’ Class C, Class C2, and Class R3 shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C, Class C2 and Class R3 shares of the Funds at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C shares of Limited Term U.S. Government Fund and Limited Term Income Fund, .40 of 1% per annum of the average daily net assets attributable to Class C2 shares of the Limited Term U.S. Government Fund and Limited Term Income Fund, .75 of 1% per annum of the average daily net assets attributable to Class C shares of Strategic Income Fund, and .25 of 1% per annum of the average daily net assets attributable to Class R3 shares. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the year ended September 30, 2021 are set forth in the Statements of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Funds. The agreement may be terminated by the Funds at any time, but may not be terminated by the Advisor before February 1, 2022 unless the Advisor ceases to be the investment advisor to the Funds prior to that date. The Advisor may recoup amounts waived or reimbursed during the year ended September 30, 2021 if, during the fiscal year, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
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Notes to Financial Statements, Continued
September 30, 2021
Actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus as shown on the following table:
	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6
Limited Term U.S. Government Fund	—%	—%	—%	0.99%	0.99%	0.67%	—%
Limited Term Income Fund	—	—	0.49	0.99	0.99	0.49	0.42
Ultra Short Income Fund	0.50	—	0.30	—	—	—	—
Strategic Income Fund	1.05	1.80	0.60	1.25	1.25	0.60	0.53
For the year ended September 30, 2021, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived Fund level investment advisory fees as follows:
Contractual:	Class A	Class C	Class C2	Class I	Class R3	Class R4	Class R5	Class R6	Total
Limited Term U.S. Government Fund	$ —	$ —	$ —	$ —	$ 27,517	$ 15,949	$ 19,573	$ —	$ 63,039
Limited Term Income Fund	—	—	—	761,258	17,720	17,103	287,586	15,128	1,098,795
Ultra Short Income Fund	61,176	—	—	70,978	—	—	—	—	132,154
Strategic Income Fund	221,370	69,061	—	4,454,430	18,276	18,771	163,153	117,490	5,062,551
Voluntary:	Class A	Class C	Class C2	Class I	Class R3	Class R4	Class R5	Class R6	Total
Limited Term U.S. Government Fund	$ —	$ 578	$ 7,225	$ —	$ —	$ —	$ —	$ —	$ 7,803
Limited Term Income Fund	—	—	7,837	—	—	—	—	—	7,837
Ultra Short Income Fund	24,839	—	—	86,148	—	—	—	—	110,987
Strategic Income Fund	93,461	28,492	—	745,516	287	554	16,864	17,898	903,072
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
As of September 30, 2021, the percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately as follows.
Percentage of Direct Investments
Limited Term U.S. Government Fund	10.89%
Limited Term Income Fund	0.09
Ultra Short Income Fund	9.59
Strategic Income Fund	0.31
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended at September 30, 2021, the Funds had no such transactions with affiliated funds.
Shown below are holdings of voting securities of each portfolio company which is considered "affiliated" to the Funds under the 1940 Act, including companies for which the Funds’ holding represented 5% or more of the company’s voting securities, and a series of the Thornburg Investment Trust in which the Funds invested for cash management purposes during the period:
LIMITED TERM INCOME FUND	Market Value 9/30/20	Purchases at Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appr./(Depr.)	Market Value 9/30/21	Dividend Income
Thornburg Capital Mgmt. Fund	$902,817,411	$3,679,592,369	$(3,708,363,136)	$-	$-	$874,046,644	$1,197,501
ULTRA SHORT INCOME FUND
Thornburg Capital Mgmt. Fund	$ 7,005,333	$ 55,951,376	$ (58,107,806)	$-	$-	$ 4,848,903	$ 6,176
STRATEGIC INCOME FUND
Thornburg Capital Mgmt. Fund	$211,462,661	$1,364,125,341	$(1,229,055,248)	$-	$-	$346,532,754	$ 447,038
84   |  Thornburg Fixed Income Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2021
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the fiscal year ended September 30, 2021, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities.
At September 30, 2021, information on the tax components of capital was as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Limited Term U.S. Government Fund	$ 338,686,820	$ 4,433,495	$ (1,998,745)	$ 2,434,750
Limited Term Income Fund	10,192,206,407	180,537,794	(26,341,129)	154,196,665
Ultra Short Income Fund	52,246,592	224,891	(88,823)	136,068
Strategic Income Fund	3,809,496,460	103,851,684	(45,427,472)	58,424,212
Temporary differences between book and tax basis appreciation (depreciation) on cost of investments is primarily attributed to tax deferral of losses on wash sales and partnership basis adjustments.
At September 30, 2021, the Fund had deferred tax basis ordinary and capital losses occurring subsequent to October 31, 2020 through September 30, 2021 per the following table. For tax purposes, such losses will be recognized in the year ending September 30, 2022.
Deferred Tax Basis
Capital Losses
Limited Term U.S. Government Fund	$ 2,443,321
Limited Term Income Fund	2,831,888
Ultra Short Income Fund	62,788
At September 30, 2021, the Funds had cumulative tax basis capital losses from prior fiscal years as shown on the following table, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
	Cumulative Capital Losses
	Short-Term	Long-Term
Limited Term U.S. Government Fund	$ 2,145,425	$ 10,714,016
Ultra Short Income Fund	8,418	262
During the year ended September 30, 2021, the Funds utilized capital loss carryforwards as shown in the following table.
Utilized Capital Loss Carryforwards
Strategic Income Fund	$ 5,368,399
At September 30, 2021, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Funds’ net assets as follows:
	Distributable Earnings	Net Capital Paid
Strategic Income Fund	$ (933,238)	$ 933,238
These differences are primarily due to the tax treatment of equalization credits.
Foreign Withholding Taxes: The Funds are subject to foreign tax withholding imposed by certain foreign countries in which the Funds may invest. Withholding taxes are incurred on certain foreign dividends and are accrued at the time the dividend is recognized based on applicable foreign tax laws. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously
Thornburg Fixed Income Funds Annual Report  |  85

Notes to Financial Statements, Continued
September 30, 2021
withheld, in view of various considerations, including recent decisions rendered by the courts in those and other jurisdictions. The Funds would expect to record a receivable for such a tax reclaim based on a variety of factors, including assessment of a jurisdiction’s legal obligation to pay reclaims, the jurisdiction’s administrative practices and payment history, and industry convention.
As a result of several court rulings in France, the French tax authorities recently paid several of the Funds’ tax reclaims for prior tax withholding. These tax reclaim payments are reflected as “Foreign withholding tax claims” in the Statements of Operations and any related interest is included in “Interest Income.” Reducing the “Foreign withholding tax claim” payments for the calculation of Net Investment Income/Loss in the Statement of Operations are fees paid by the Funds to a third-party service provider that assisted in the recovery of the tax reclaims by pursuing administrative and judicial proceedings on the Funds’ behalf. These third-party service provider fees are reflected in the Statement of Operations under “Tax Reclaim Collection Fees” and are excluded from the expense limitation agreement; therefore, certain net expenses are above the contractual limit. For U.S. income tax purposes, tax reclaims paid by France and received by the Funds will reduce the amount of foreign taxes paid in a fiscal year that Fund shareholders can use as tax credits in their individual income tax returns.
In the event that tax reclaims received by the Funds during the fiscal year ending September 30, 2021 exceed the foreign withholding taxes paid by the Funds for other foreign investments, and the Funds have previously passed foreign tax credits on to their shareholders, the Funds will have a U.S. tax liability. The Funds will enter into a closing agreement with the Internal Revenue Service (IRS) in order to pay the associated tax liability (fees) on behalf of the Funds’ shareholders. As of the period ended September 30, 2021, no IRS fees are anticipated.
Deferred Foreign Capital Gain Taxes: The Funds are subject to a tax imposed on net realized gains of securities of certain foreign countries. The Funds record an estimated deferred tax liability for net unrealized gains on these investments as reflected in the accompanying financial statements. Such changes are included in net unrealized appreciation (depreciation) from investments in the Statement of Operations.
At September 30, 2021, the Funds had undistributed tax basis ordinary investment income and undistributed tax basis capital gains as follows:
	Undistributed Tax Basis Ordinary Investment Income	Undistributed tax basis capital gains
Limited Term U.S. Government Fund	$ 27,734	$ —
Limited Term Income Fund	1,219,611	—
Ultra Short Income Fund	1,140	—
Strategic Income Fund	11,775,655	180,551
The tax character of distributions paid for the Funds during the year ended September 30, 2021, and September 30, 2020, were as follows:
	DISTRIBUTIONS FROM:
	ORDINARY INCOME		CAPITAL GAINS
	2021	2020	2021	2020
Limited Term U.S. Government Fund	$ 4,772,846	$ 4,761,817	$ —	$ —
Limited Term Income Fund	249,163,981	172,553,939	11,621,988	11,616,420
Ultra Short Income Fund	703,276	770,085	98,019	10,149
Strategic Income Fund	122,292,184	61,534,987	—	—
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At September 30, 2021, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
86  |  Thornburg Fixed Income Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2021
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
LIMITED TERM U.S. GOVERNMENT FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,775,725	$ 23,523,870	2,642,451	$ 35,134,519
Shares issued to shareholders in reinvestment of dividends	77,740	1,025,356	78,863	1,044,911
Shares repurchased	(1,247,329)	(16,467,534)	(1,271,682)	(16,874,387)
Net increase (decrease)	606,136	$ 8,081,692	1,449,632	$ 19,305,043
Class C Shares
Shares sold	146,397	$ 1,959,523	815,326	$ 10,884,423
Shares issued to shareholders in reinvestment of dividends	7,565	100,445	14,039	187,126
Shares repurchased	(723,232)	(9,643,414)	(677,776)	(9,049,662)
Net increase (decrease)	(569,270)	$ (7,583,446)	151,589	$ 2,021,887
Class C2 Shares*
Shares sold	62,725	$ 832,727	-	$ -
Shares issued to shareholders in reinvestment of dividends	224	2,959	-	-
Shares repurchased	(11,218)	(148,194)	-	-
Net increase (decrease)	51,731	$ 687,492	-	$ -
Class I Shares
Shares sold	6,333,832	$ 83,894,429	12,998,539	$ 172,600,042
Shares issued to shareholders in reinvestment of dividends	201,104	2,652,960	189,526	2,514,621
Shares repurchased	(7,922,351)	(104,696,371)	(6,056,901)	(80,426,724)
Net increase (decrease)	(1,387,415)	$ (18,148,982)	7,131,164	$ 94,687,939
Class R3 Shares
Shares sold	262,387	$ 3,482,548	393,691	$ 5,235,969
Shares issued to shareholders in reinvestment of dividends	6,630	87,532	9,039	119,748
Shares repurchased	(376,167)	(4,985,579)	(414,384)	(5,503,500)
Net increase (decrease)	(107,150)	$ (1,415,499)	(11,654)	$ (147,783)
Class R4 Shares
Shares sold	61,496	$ 817,081	97,858	$ 1,293,192
Shares issued to shareholders in reinvestment of dividends	2,020	26,648	2,762	36,584
Shares repurchased	(117,230)	(1,548,571)	(67,904)	(900,363)
Net increase (decrease)	(53,714)	$ (704,842)	32,716	$ 429,413
Class R5 Shares
Shares sold	72,656	$ 960,892	186,498	$ 2,474,789
Shares issued to shareholders in reinvestment of dividends	1,820	24,015	1,776	23,610
Shares repurchased	(78,569)	(1,038,901)	(84,416)	(1,124,336)
Net increase (decrease)	(4,093)	$ (53,994)	103,858	$ 1,374,063
* Effective date of this class of shares was October 1, 2020.
Thornburg Fixed Income Funds Annual Report  |  87

Notes to Financial Statements, Continued
September 30, 2021
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
LIMITED TERM INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	24,401,159	$ 341,462,892	25,358,970	$ 351,981,034
Shares issued to shareholders in reinvestment of dividends	1,373,184	19,166,534	1,147,937	15,716,458
Shares repurchased	(20,936,473)	(291,890,488)	(19,549,412)	(267,190,085)
Net increase (decrease)	4,837,870	$ 68,738,938	6,957,495	$ 100,507,407
Class C Shares
Shares sold	7,530,197	$ 105,256,557	11,004,870	$ 152,813,009
Shares issued to shareholders in reinvestment of dividends	567,631	7,913,777	605,039	8,263,846
Shares repurchased	(11,193,232)	(156,474,629)	(8,589,890)	(118,334,342)
Net increase (decrease)	(3,095,404)	$ (43,304,295)	3,020,019	$ 42,742,513
Class C2 Shares*
Shares sold	969,768	$ 13,571,305	-	$ -
Shares issued to shareholders in reinvestment of dividends	9,090	126,453	-	-
Shares repurchased	(44,678)	(626,661)	-	-
Net increase (decrease)	934,180	$ 13,071,097	-	$ -
Class I Shares
Shares sold	312,941,287	$ 4,370,456,366	275,322,068	$ 3,813,138,961
Shares issued to shareholders in reinvestment of dividends	14,032,956	195,865,734	9,432,946	129,462,434
Shares repurchased	(182,860,536)	(2,547,566,611)	(117,108,981)	(1,600,183,300)
Net increase (decrease)	144,113,707	$ 2,018,755,489	167,646,033	$ 2,342,418,095
Class R3 Shares
Shares sold	1,444,308	$ 20,214,175	4,100,485	$ 56,161,846
Shares issued to shareholders in reinvestment of dividends	100,048	1,397,999	119,427	1,633,183
Shares repurchased	(2,113,408)	(29,477,492)	(4,628,637)	(63,748,640)
Net increase (decrease)	(569,052)	$ (7,865,318)	(408,725)	$ (5,953,611)
Class R4 Shares
Shares sold	484,688	$ 6,724,843	274,766	$ 3,832,830
Shares issued to shareholders in reinvestment of dividends	8,242	114,980	8,041	109,881
Shares repurchased	(167,236)	(2,331,335)	(422,326)	(5,751,312)
Net increase (decrease)	325,694	$ 4,508,488	(139,519)	$ (1,808,601)
Class R5 Shares
Shares sold	4,014,217	$ 56,052,414	11,096,010	$ 152,435,476
Shares issued to shareholders in reinvestment of dividends	282,760	3,946,257	265,764	3,640,483
Shares repurchased	(5,097,432)	(71,085,323)	(8,644,758)	(118,808,102)
Net increase (decrease)	(800,455)	$ (11,086,652)	2,717,016	$ 37,267,857
Class R6 Shares
Shares sold	5,874,589	$ 82,027,784	8,117,200	$ 111,218,072
Shares issued to shareholders in reinvestment of dividends	210,234	2,939,663	185,047	2,543,167
Shares repurchased	(3,827,841)	(53,468,855)	(5,772,365)	(79,651,584)
Net increase (decrease)	2,256,982	$ 31,498,592	2,529,882	$ 34,109,655
* Effective date of this class of shares was October 1, 2020.
88   |  Thornburg Fixed Income Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2021
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
ULTRA SHORT INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	488,930	$ 6,117,808	398,979	$ 4,992,139
Shares issued to shareholders in reinvestment of dividends	13,191	164,973	12,648	157,583
Shares repurchased	(268,880)	(3,361,273)	(407,526)	(5,062,533)
Net increase (decrease)	233,241	$ 2,921,508	4,101	$ 87,189
Class I Shares
Shares sold	2,666,106	$ 33,304,475	1,014,415	$ 12,687,671
Shares issued to shareholders in reinvestment of dividends	49,957	624,128	47,672	593,593
Shares repurchased	(1,535,141)	(19,184,483)	(808,165)	(10,027,376)
Net increase (decrease)	1,180,922	$ 14,744,120	253,922	$ 3,253,888
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
STRATEGIC INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	14,700,609	$ 182,043,527	6,387,405	$ 76,212,253
Shares issued to shareholders in reinvestment of dividends	846,563	10,497,897	544,250	6,486,790
Shares repurchased	(5,622,435)	(69,737,914)	(4,618,329)	(54,623,153)
Net increase (decrease)	9,924,737	$ 122,803,510	2,313,326	$ 28,075,890
Class C Shares
Shares sold	2,677,316	$ 33,142,091	1,813,398	$ 21,514,486
Shares issued to shareholders in reinvestment of dividends	221,212	2,737,340	208,946	2,485,809
Shares repurchased	(3,252,222)	(40,142,310)	(3,565,797)	(42,368,540)
Net increase (decrease)	(353,694)	$ (4,262,879)	(1,543,453)	$ (18,368,245)
Class I Shares
Shares sold	168,387,967	$ 2,082,035,823	84,574,669	$ 1,000,393,477
Shares issued to shareholders in reinvestment of dividends	7,443,755	92,061,854	3,623,511	43,101,042
Shares repurchased	(56,999,784)	(705,099,482)	(40,057,843)	(469,670,605)
Net increase (decrease)	118,831,938	$ 1,468,998,195	48,140,337	$ 573,823,914
Class R3 Shares
Shares sold	23,817	$ 294,588	36,527	$ 433,436
Shares issued to shareholders in reinvestment of dividends	2,359	29,218	1,700	20,224
Shares repurchased	(49,094)	(607,706)	(87,292)	(1,007,435)
Net increase (decrease)	(22,918)	$ (283,900)	(49,065)	$ (553,775)
Class R4 Shares
Shares sold	141,793	$ 1,758,520	46,177	$ 553,373
Shares issued to shareholders in reinvestment of dividends	4,525	56,004	2,820	33,532
Shares repurchased	(107,374)	(1,331,648)	(22,782)	(262,577)
Net increase (decrease)	38,944	$ 482,876	26,215	$ 324,328
Thornburg Fixed Income Funds Annual Report  |  89

Notes to Financial Statements, Continued
September 30, 2021
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
STRATEGIC INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class R5 Shares
Shares sold	1,846,234	$ 22,842,753	2,956,685	$ 35,300,817
Shares issued to shareholders in reinvestment of dividends	186,289	2,305,472	95,753	1,137,727
Shares repurchased	(409,029)	(5,060,691)	(412,572)	(4,865,367)
Net increase (decrease)	1,623,494	$ 20,087,534	2,639,866	$ 31,573,177
Class R6 Shares
Shares sold	4,298,421	$ 53,232,633	1,965,388	$ 23,771,299
Shares issued to shareholders in reinvestment of dividends	119,756	1,486,511	23,620	281,816
Shares repurchased	(1,378,635)	(17,109,296)	(607,573)	(7,125,427)
Net increase (decrease)	3,039,542	$ 37,609,848	1,381,435	$ 16,927,688
NOTE 7 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2021, the Funds had purchase and sale transactions of investments (excluding short-term investments and U.S. Government obligations) as below.
	Purchases	Sales
Limited Term U.S. Government Fund	$ 97,928,756	$ 31,436,305
Limited Term Income Fund	6,494,581,534	2,921,427,999
Ultra Short Income Fund	49,303,939	13,419,375
Strategic Income Fund	2,586,159,074	766,116,370
NOTE 8 – DERIVATIVE FINANCIAL INSTRUMENTS
The Funds may use a variety of derivative financial instruments to hedge or adjust the risks affecting its investment portfolio or to enhance investment returns. Provisions of the FASB Accounting Standards Codification 815-10-50 (“ASC 815”) require certain disclosures. The disclosures are intended to provide users of financial statements with an understanding of the use of derivative instruments by the Funds and how these derivatives affect the financial position, financial performance and cash flows of the Funds. The Funds do not designate any derivative instruments as hedging instruments under ASC 815. During the year ended September 30, 2021, the Funds’ principal exposure to derivative financial instruments of the type addressed by ASC 815 was investment in foreign currency contracts. A foreign currency contract is an agreement between two parties to exchange different currencies at a specified rate of exchange at an agreed upon future date. Foreign currency contracts involve risks to the Funds, including the risk that a contract’s counterparty will not meet its obligations to the Funds, the risk that a change in a contract’s value may not correlate perfectly with the currency the contract was intended to track, and the risk that the Funds’ Advisor is unable to correctly implement its strategy in using a contract. In any such instance, the Funds may not achieve the intended benefit of entering into a contract, and may experience a loss.
During the year ended September 30, 2021, the Funds entered into forward currency contracts in the normal course of pursuing its investment objectives, with the objective of purchasing foreign investments or with the intent of reducing the risk to the value of the Funds’ foreign investments from adverse changes in the relationship between the U.S. dollar and foreign currencies. In each case these contracts have been initiated in conjunction with foreign investment transactions. The monthly average value of open forward currency sell contracts for the year ended September 30, 2021 for Strategic Income Fund was $4,665,047.
These contracts are accounted for by the Funds under ASC 815. Unrealized appreciation and depreciation on outstanding contracts are reported in each Fund’s Statement of Assets and Liabilities, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at each contract’s inception date. Net realized gain (loss) on contracts closed during the period, and changes in net unrealized appreciation (depreciation) on outstanding contracts are recognized in each Fund’s Statement of Operations.
The outstanding forward currency contracts in the table located in the Strategic Income Fund’s Schedule of Investments, which were entered into with State Street Bank and Trust Company (“SSB”), were entered into pursuant to an International Swaps and Derivatives Association (“ISDA”) Master Agreement. In the event of a default or termination under the ISDA Master Agreement with SSB, the
90   |  Thornburg Fixed Income Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2021
non-defaulting party has the right to close out all outstanding forward currency contracts between the parties and to net any payment amounts under those contracts, resulting in a single net amount payable by one party to the other.
Because the ISDA Master Agreement with SSB does not result in an offset of reported amounts of financial assets and liabilities in the Strategic Income Fund’s Statement of Assets and Liabilities unless there has been an event of default or termination event under that agreement, the Fund does not net its outstanding forward currency contracts for purposes of the disclosure in the Strategic Income Fund’s Statement of Assets and Liabilities. Instead the Fund recognizes the unrealized appreciation (depreciation) on those forward currency contracts on a gross basis in the Strategic Income Fund’s Statement of Assets and Liabilities.
The unrealized appreciation (depreciation) of the outstanding forward currency contracts recognized in each Fund’s Statement of Assets and Liabilities at September 30, 2021 is disclosed in the following table:
	Type of Derivative(a)	Counter Party	Asset Derivatives	Liability Derivatives	Net Amount
Strategic Income Fund	Forward Currency Contracts	SSB	$ 94,277	$ —	$ 94,277

(a)	Generally, the Statement of Assets and Liabilities location for forward currency contracts is Assets - Unrealized appreciation on forward currency contracts for asset derivatives and Liabilities - Unrealized depreciation on forward currency contracts for liabilities derivatives.
Because the Funds did not receive or post cash collateral in connection with its currency forward contracts during the period, the net amounts of each Fund’s assets and liabilities which are attributable to those contracts at September 30, 2021 can be determined by offsetting the dollar amounts shown in the asset and liability columns in the preceding table, the results of which are reflected in the "Net Amount" column. The Funds’ forward currency contracts are valued each day, and the net amounts of each Fund’s assets and liabilities which are attributable to those contracts are expected to vary over time.
The net realized gain (loss) from forward currency contracts and the net change in unrealized appreciation (depreciation) on outstanding forward currency contracts recognized in each Fund’s Statement of Operations for the year ended September 30, 2021 are disclosed in the following table:
		Net Realized	Net Change in Unrealized
	Type of Derivative(a)	Gain (Loss)	Appreciation (Depreciation)
Strategic Income Fund	Forward currency contracts	$ 25,257	$ 88,995

(a)	Generally, the Statement of Operations location for forward currency contracts is Net realized gain (loss) on: forward currency contracts and Net change in unrealized appreciation (depreciation) on: forward currency contracts.
Thornburg Fixed Income Funds Annual Report  |  91

Financial Highlights
Limited Term U.S. Government Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2021	$ 13.38	0.08	(0.24)	(0.16)	(0.16)	—	—	(0.16)	$ 13.06
2020	$ 13.10	0.15	0.33	0.48	(0.20)	—	—	(0.20)	$ 13.38
2019	$ 12.69	0.19	0.45	0.64	(0.23)	—	—	(0.23)	$ 13.10
2018	$ 13.01	0.18	(0.28)	(0.10)	(0.22)	—	—	(0.22)	$ 12.69
2017	$ 13.25	0.14	(0.20)	(0.06)	(0.18)	—	—	(0.18)	$ 13.01
CLASS C SHARES
2021	$ 13.46	0.03	(0.25)	(0.22)	(0.11)	—	—	(0.11)	$ 13.13
2020	$ 13.17	0.11	0.35	0.46	(0.17)	—	—	(0.17)	$ 13.46
2019	$ 12.77	0.15	0.43	0.58	(0.18)	—	—	(0.18)	$ 13.17
2018	$ 13.09	0.14	(0.28)	(0.14)	(0.18)	—	—	(0.18)	$ 12.77
2017	$ 13.33	0.10	(0.20)	(0.10)	(0.14)	—	—	(0.14)	$ 13.09
CLASS C2 SHARES
2021 (c)	$ 13.46	0.04	(0.25)	(0.21)	(0.11)	—	—	(0.11)	$ 13.14
CLASS I SHARES
2021	$ 13.38	0.11	(0.24)	(0.13)	(0.19)	—	—	(0.19)	$ 13.06
2020	$ 13.10	0.18	0.34	0.52	(0.24)	—	—	(0.24)	$ 13.38
2019	$ 12.69	0.23	0.44	0.67	(0.26)	—	—	(0.26)	$ 13.10
2018	$ 13.01	0.22	(0.28)	(0.06)	(0.26)	—	—	(0.26)	$ 12.69
2017	$ 13.26	0.18	(0.20)	(0.02)	(0.23)	—	—	(0.23)	$ 13.01
CLASS R3 SHARES
2021	$ 13.39	0.06	(0.25)	(0.19)	(0.14)	—	—	(0.14)	$ 13.06
2020	$ 13.10	0.13	0.35	0.48	(0.19)	—	—	(0.19)	$ 13.39
2019	$ 12.70	0.18	0.44	0.62	(0.22)	—	—	(0.22)	$ 13.10
2018	$ 13.02	0.17	(0.28)	(0.11)	(0.21)	—	—	(0.21)	$ 12.70
2017	$ 13.26	0.13	(0.19)	(0.06)	(0.18)	—	—	(0.18)	$ 13.02
CLASS R4 SHARES
2021	$ 13.37	0.06	(0.24)	(0.18)	(0.14)	—	—	(0.14)	$ 13.05
2020	$ 13.09	0.13	0.34	0.47	(0.19)	—	—	(0.19)	$ 13.37
2019	$ 12.69	0.18	0.43	0.61	(0.21)	—	—	(0.21)	$ 13.09
2018	$ 13.01	0.17	(0.28)	(0.11)	(0.21)	—	—	(0.21)	$ 12.69
2017	$ 13.25	0.12	(0.19)	(0.07)	(0.17)	—	—	(0.17)	$ 13.01
CLASS R5 SHARES
2021	$ 13.39	0.11	(0.25)	(0.14)	(0.18)	—	—	(0.18)	$ 13.07
2020	$ 13.11	0.17	0.34	0.51	(0.23)	—	—	(0.23)	$ 13.39
2019	$ 12.70	0.23	0.44	0.67	(0.26)	—	—	(0.26)	$ 13.11
2018	$ 13.02	0.21	(0.28)	(0.07)	(0.25)	—	—	(0.25)	$ 12.70
2017	$ 13.28	0.18	(0.21)	(0.03)	(0.23)	—	—	(0.23)	$ 13.02

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was October 1, 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
92  |  Thornburg Fixed Income Funds Annual Report

Financial Highlights, Continued
Limited Term U.S. Government Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2021	0.60	0.87	0.87	(1.22)	9.50	$ 92,786
2020	1.10	0.89	0.89	3.70	11.66	$ 86,955
2019	1.48	0.90	0.90	5.06	29.37	$ 66,140
2018	1.42	0.91	0.91	(0.77)	5.93	$ 69,634
2017	1.03	0.93	0.93	(0.43)	11.05	$ 84,674
CLASS C SHARES
2021	0.21	1.24	1.24	(1.65)	9.50	$ 10,084
2020	0.82	1.16	1.16	3.48	11.66	$ 17,994
2019	1.13	1.24	1.24	4.60	29.37	$ 15,618
2018	1.10	1.23	1.23	(1.08)	5.93	$ 19,686
2017	0.73	1.23	1.24	(0.72)	11.05	$ 34,821
CLASS C2 SHARES
2021 (c)	0.28	1.24	3.37	(1.58)	9.50	$ 680
CLASS I SHARES
2021	0.85	0.61	0.61	(0.96)	9.50	$ 219,833
2020	1.36	0.60	0.60	4.00	11.66	$ 243,793
2019	1.76	0.62	0.62	5.35	29.37	$ 145,273
2018	1.73	0.60	0.60	(0.47)	5.93	$ 131,898
2017	1.36	0.60	0.60	(0.18)	11.05	$ 147,464
CLASS R3 SHARES
2021	0.46	0.99	1.31	(1.41)	9.50	$ 7,601
2020	1.02	0.99	1.29	3.67	11.66	$ 9,222
2019	1.39	0.99	1.43	4.88	29.37	$ 9,181
2018	1.34	0.99	1.45	(0.85)	5.93	$ 9,036
2017	1.00	0.97	1.40	(0.47)	11.05	$ 10,871
CLASS R4 SHARES
2021	0.47	0.99	1.63	(1.34)	9.50	$ 2,011
2020	1.01	0.99	1.60	3.60	11.66	$ 2,779
2019	1.38	0.99	1.78	4.88	29.37	$ 2,293
2018	1.35	0.99	1.75	(0.85)	5.93	$ 2,509
2017	0.96	0.99	1.95	(0.49)	11.05	$ 3,365
CLASS R5 SHARES
2021	0.80	0.67	1.56	(1.02)	9.50	$ 2,198
2020	1.27	0.67	2.12	3.93	11.66	$ 2,307
2019	1.80	0.67	2.04	5.29	29.37	$ 897
2018	1.60	0.65	1.94	(0.52)	5.93	$ 661
2017	1.40	0.58	1.21	(0.23)	11.05	$ 4,131
Thornburg Fixed Income Funds Annual Report  |  93

Financial Highlights
Limited Term Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2021	$ 14.14	0.16	(0.11)	0.05	(0.19)	(0.17)	—	(0.36)	$ 13.83
2020	$ 13.61	0.27	0.64	0.91	(0.28)	(0.10)	—	(0.38)	$ 14.14
2019	$ 13.16	0.33	0.45	0.78	(0.33)	—	—	(0.33)	$ 13.61
2018	$ 13.44	0.28	(0.27)	0.01	(0.29)	—	—	(0.29)	$ 13.16
2017	$ 13.51	0.24	(0.07)	0.17	(0.24)	—	—	(0.24)	$ 13.44
CLASS C SHARES
2021	$ 14.12	0.13	(0.11)	0.02	(0.16)	(0.17)	—	(0.33)	$ 13.81
2020	$ 13.59	0.24	0.64	0.88	(0.25)	(0.10)	—	(0.35)	$ 14.12
2019	$ 13.14	0.30	0.46	0.76	(0.31)	—	—	(0.31)	$ 13.59
2018	$ 13.42	0.25	(0.27)	(0.02)	(0.26)	—	—	(0.26)	$ 13.14
2017	$ 13.49	0.21	(0.06)	0.15	(0.22)	—	—	(0.22)	$ 13.42
CLASS C2 SHARES
2021 (c)	$ 14.12	0.09	(0.11)	(0.02)	(0.12)	(0.17)	—	(0.29)	$ 13.81
CLASS I SHARES
2021	$ 14.15	0.20	(0.11)	0.09	(0.23)	(0.17)	—	(0.40)	$ 13.84
2020	$ 13.62	0.30	0.65	0.95	(0.32)	(0.10)	—	(0.42)	$ 14.15
2019	$ 13.16	0.37	0.47	0.84	(0.38)	—	—	(0.38)	$ 13.62
2018	$ 13.44	0.33	(0.28)	0.05	(0.33)	—	—	(0.33)	$ 13.16
2017	$ 13.52	0.29	(0.08)	0.21	(0.29)	—	—	(0.29)	$ 13.44
CLASS R3 SHARES
2021	$ 14.15	0.13	(0.11)	0.02	(0.16)	(0.17)	—	(0.33)	$ 13.84
2020	$ 13.63	0.24	0.63	0.87	(0.25)	(0.10)	—	(0.35)	$ 14.15
2019	$ 13.17	0.30	0.47	0.77	(0.31)	—	—	(0.31)	$ 13.63
2018	$ 13.45	0.26	(0.27)	(0.01)	(0.27)	—	—	(0.27)	$ 13.17
2017	$ 13.52	0.22	(0.06)	0.16	(0.23)	—	—	(0.23)	$ 13.45
CLASS R4 SHARES
2021	$ 14.14	0.13	(0.11)	0.02	(0.16)	(0.17)	—	(0.33)	$ 13.83
2020	$ 13.61	0.24	0.64	0.88	(0.25)	(0.10)	—	(0.35)	$ 14.14
2019	$ 13.16	0.30	0.46	0.76	(0.31)	—	—	(0.31)	$ 13.61
2018	$ 13.43	0.26	(0.26)	— (f)	(0.27)	—	—	(0.27)	$ 13.16
2017	$ 13.51	0.22	(0.07)	0.15	(0.23)	—	—	(0.23)	$ 13.43
CLASS R5 SHARES
2021	$ 14.14	0.20	(0.11)	0.09	(0.23)	(0.17)	—	(0.40)	$ 13.83
2020	$ 13.61	0.31	0.64	0.95	(0.32)	(0.10)	—	(0.42)	$ 14.14
2019	$ 13.16	0.36	0.46	0.82	(0.37)	—	—	(0.37)	$ 13.61
2018	$ 13.44	0.31	(0.28)	0.03	(0.31)	—	—	(0.31)	$ 13.16
2017	$ 13.51	0.27	(0.07)	0.20	(0.27)	—	—	(0.27)	$ 13.44
CLASS R6 SHARES
2021	$ 14.17	0.21	(0.11)	0.10	(0.24)	(0.17)	—	(0.41)	$ 13.86
2020	$ 13.64	0.32	0.64	0.96	(0.33)	(0.10)	—	(0.43)	$ 14.17
2019	$ 13.19	0.38	0.46	0.84	(0.39)	—	—	(0.39)	$ 13.64
2018	$ 13.46	0.35	(0.28)	0.07	(0.34)	—	—	(0.34)	$ 13.19
2017 (g)	$ 13.40	0.15	0.11	0.26	(0.20)	—	—	(0.20)	$ 13.46

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was October 1, 2020.
(d)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 0.61%.
See notes to financial statements.
94  |  Thornburg Fixed Income Funds Annual Report

Financial Highlights, Continued
Limited Term Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2021	1.17	0.77	0.77	0.33	33.37	$ 818,846
2020	1.94	0.77	0.77	6.78	53.84	$ 768,798
2019	2.44	0.81	0.81	6.03	43.22	$ 645,383
2018	2.12	0.84	0.84	0.09	33.62	$ 680,473
2017	1.76	0.87	0.87	1.31	26.90	$ 890,990
CLASS C SHARES
2021	0.94	0.99	0.99	0.11	33.37	$ 360,840
2020	1.72	1.00	1.00	6.55	53.84	$ 412,659
2019	2.24	1.02	1.02	5.82	43.22	$ 356,205
2018	1.91	1.05	1.05	(0.13)	33.62	$ 439,305
2017	1.56	1.08	1.08	1.10	26.90	$ 567,771
CLASS C2 SHARES
2021 (c)	0.65	1.24	1.32	(0.17)	33.37	$ 12,902
CLASS I SHARES
2021	1.44	0.49	0.50	0.53 (d)	33.37	$ 8,840,331
2020	2.21	0.49	0.51	7.08	53.84	$ 6,999,911
2019	2.75	0.50	0.53	6.44	43.22	$ 4,455,457
2018	2.46	0.51	0.51	0.41	33.62	$ 3,685,859
2017	2.14	0.50	0.50	1.61	26.90	$ 3,232,277
CLASS R3 SHARES
2021	0.94	0.99	1.02	0.11	33.37	$ 51,825
2020	1.75	0.99	1.02	6.54 (e)	53.84	$ 61,041
2019	2.27	0.99	1.06	5.84	43.22	$ 64,335
2018	1.98	0.99	1.09	(0.06)	33.62	$ 88,298
2017	1.65	0.99	1.12	1.19	26.90	$ 96,715
CLASS R4 SHARES
2021	0.94	0.99	1.19	0.11	33.37	$ 10,777
2020	1.74	0.99	1.32	6.55	53.84	$ 6,413
2019	2.27	0.99	1.23	5.84	43.22	$ 8,073
2018	1.98	0.99	1.45	0.01	33.62	$ 7,962
2017	1.65	0.99	1.56	1.11	26.90	$ 8,101
CLASS R5 SHARES
2021	1.44	0.49	0.69	0.61	33.37	$ 134,974
2020	2.24	0.49	0.64	7.08	53.84	$ 149,322
2019	2.70	0.56	0.74	6.31	43.22	$ 106,753
2018	2.31	0.67	0.69	0.26	33.62	$ 113,333
2017	1.99	0.65	0.67	1.53	26.90	$ 101,189
CLASS R6 SHARES
2021	1.51	0.42	0.43	0.68	33.37	$ 127,763
2020	2.31	0.42	0.46	7.15	53.84	$ 98,639
2019	2.82	0.43	0.49	6.43	43.22	$ 60,440
2018	2.62	0.45	0.57	0.56	33.62	$ 29,568
2017 (g)	2.28 (h)	0.45 (h)	24.38 (h)(i)	1.92	26.90	$ 770

(e)	The total return based on the NAV which reflects the adjustments in accordance with U.S. GAAP is 6.47%.
(f)	Total from investment operations was less than $0.01 per share.
(g)	Effective date of this class of shares was April 10, 2017.
(h)	Annualized.
(i)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
Thornburg Fixed Income Funds Annual Report  |  95

Financial Highlights
Ultra Short Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(b)
2021	$ 12.59	0.15	(0.08)	0.07	(0.18)	(0.04)	—	(0.22)	$ 12.44
2020	$ 12.49	0.23	0.15	0.38	(0.24)	(0.04)	—	(0.28)	$ 12.59
2019	$ 12.29	0.28	0.21	0.49	(0.29)	—	—	(0.29)	$ 12.49
2018	$ 12.42	0.22	(0.13)	0.09	(0.22)	—	—	(0.22)	$ 12.29
2017	$ 12.46	0.16	(0.03)	0.13	(0.17)	—	—	(0.17)	$ 12.42
CLASS I SHARES
2021	$ 12.58	0.18	(0.08)	0.10	(0.21)	(0.04)	—	(0.25)	$ 12.43
2020	$ 12.48	0.25	0.16	0.41	(0.27)	(0.04)	—	(0.31)	$ 12.58
2019	$ 12.28	0.31	0.20	0.51	(0.31)	—	—	(0.31)	$ 12.48
2018	$ 12.41	0.24	(0.12)	0.12	(0.25)	—	—	(0.25)	$ 12.28
2017	$ 12.45	0.18	(0.03)	0.15	(0.19)	—	—	(0.19)	$ 12.41

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
96  |  Thornburg Fixed Income Funds Annual Report

Financial Highlights, Continued
Ultra Short Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(b)
2021	1.22	0.50	1.38	0.54	37.51	$ 10,930
2020	1.83	0.70	1.84	3.13	46.29	$ 8,127
2019	2.28	0.70	1.65	4.00	79.59	$ 8,012
2018	1.75	0.70	1.82	0.75	20.93	$ 7,140
2017	1.30	0.65	1.77	1.03	34.79	$ 6,532
CLASS I SHARES
2021	1.40	0.30	0.76	0.74	37.51	$ 42,587
2020	2.02	0.50	1.06	3.33	46.29	$ 28,249
2019	2.47	0.50	0.94	4.21	79.59	$ 24,858
2018	1.96	0.50	1.09	0.95	20.93	$ 22,748
2017	1.46	0.50	1.03	1.19	34.79	$ 12,854
Thornburg Fixed Income Funds Annual Report  |  97

Financial Highlights
Strategic Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of PERIOD	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of PERIOD
CLASS A SHARES(c)
2021	$ 12.24	0.43	0.21	0.64	(0.47)	—	—	(0.47)	$ 12.41
2020	$ 11.92	0.40	0.31	0.71	(0.39)	—	—	(0.39)	$ 12.24
2019	$ 11.65	0.42	0.26	0.68	(0.41)	—	—	(0.41)	$ 11.92
2018	$ 11.82	0.40	(0.24)	0.16	(0.33)	—	—	(0.33)	$ 11.65
2017	$ 11.56	0.42	0.20	0.62	(0.36)	—	—	(0.36)	$ 11.82
CLASS C SHARES
2021	$ 12.22	0.33	0.21	0.54	(0.37)	—	—	(0.37)	$ 12.39
2020	$ 11.90	0.31	0.31	0.62	(0.30)	—	—	(0.30)	$ 12.22
2019	$ 11.63	0.33	0.26	0.59	(0.32)	—	—	(0.32)	$ 11.90
2018	$ 11.81	0.32	(0.25)	0.07	(0.25)	—	—	(0.25)	$ 11.63
2017	$ 11.55	0.35	0.19	0.54	(0.28)	—	—	(0.28)	$ 11.81
CLASS I SHARES
2021	$ 12.20	0.47	0.22	0.69	(0.51)	—	—	(0.51)	$ 12.38
2020	$ 11.89	0.44	0.30	0.74	(0.43)	—	—	(0.43)	$ 12.20
2019	$ 11.62	0.45	0.27	0.72	(0.45)	—	—	(0.45)	$ 11.89
2018	$ 11.80	0.45	(0.25)	0.20	(0.38)	—	—	(0.38)	$ 11.62
2017	$ 11.54	0.47	0.19	0.66	(0.40)	—	—	(0.40)	$ 11.80
CLASS R3 SHARES
2021	$ 12.22	0.40	0.21	0.61	(0.43)	—	—	(0.43)	$ 12.40
2020	$ 11.91	0.35	0.31	0.66	(0.35)	—	—	(0.35)	$ 12.22
2019	$ 11.64	0.39	0.26	0.65	(0.38)	—	—	(0.38)	$ 11.91
2018	$ 11.82	0.38	(0.25)	0.13	(0.31)	—	—	(0.31)	$ 11.64
2017	$ 11.55	0.42	0.20	0.62	(0.35)	—	—	(0.35)	$ 11.82
CLASS R4 SHARES
2021	$ 12.22	0.40	0.20	0.60	(0.43)	—	—	(0.43)	$ 12.39
2020	$ 11.90	0.36	0.31	0.67	(0.35)	—	—	(0.35)	$ 12.22
2019	$ 11.63	0.39	0.26	0.65	(0.38)	—	—	(0.38)	$ 11.90
2018	$ 11.82	0.38	(0.25)	0.13	(0.32)	—	—	(0.32)	$ 11.63
2017	$ 11.56	0.41	0.20	0.61	(0.35)	—	—	(0.35)	$ 11.82
CLASS R5 SHARES
2021	$ 12.21	0.47	0.22	0.69	(0.51)	—	—	(0.51)	$ 12.39
2020	$ 11.89	0.45	0.30	0.75	(0.43)	—	—	(0.43)	$ 12.21
2019	$ 11.62	0.46	0.26	0.72	(0.45)	—	—	(0.45)	$ 11.89
2018	$ 11.80	0.45	(0.25)	0.20	(0.38)	—	—	(0.38)	$ 11.62
2017	$ 11.54	0.47	0.19	0.66	(0.40)	—	—	(0.40)	$ 11.80
CLASS R6 SHARES
2021	$ 12.24	0.48	0.22	0.70	(0.52)	—	—	(0.52)	$ 12.42
2020	$ 11.93	0.45	0.30	0.75	(0.44)	—	—	(0.44)	$ 12.24
2019	$ 11.65	0.47	0.27	0.74	(0.46)	—	—	(0.46)	$ 11.93
2018	$ 11.85	0.45	(0.26)	0.19	(0.39)	—	—	(0.39)	$ 11.65
2017 (e)	$ 11.63	0.33	0.13	0.46	(0.24)	—	—	(0.24)	$ 11.85

(a)	Net investment income (loss) includes income from foreign withholding tax claims less IRS compliance fees and/or tax reclaim collection fees. Without these proceeds, the Net Investment Income (Loss) ratios for 2021 would have been: Class A, 3.48%; Class C, 2.71%; Class I, 3.81%; Class R3, 3.19%; Class R4, 3.21%; Class R5, 3.84%; Class R6, 3.89%.
(b)	Not annualized for periods less than one year.
(c)	Sales loads are not reflected in computing total return.
(d)	The total return based on the NAV which reflects adjustments in accordance with U.S. GAAP is 6.49% for 2019 and 6.46% for 2020.
(e)	Effective date of this class of shares was April 10, 2017.
(f)	Annualized.
(g)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
(h)	Net Assets at End of Period was less than $1,000.
+	Based on weighted average shares outstanding.
See notes to financial statements.
98  |  Thornburg Fixed Income Funds Annual Report

Financial Highlights, Continued
Strategic Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)(a)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(b)	Portfolio Turnover Rate (%)(b)	Net Assets at End of PERIOD (Thousands)
CLASS A SHARES(c)
2021	3.48	0.95	1.05	5.30	28.55	$ 376,252
2020	3.35	0.96	1.13	6.07	58.91	$ 249,520
2019	3.55	0.99	1.16	5.92	31.55	$ 215,441
2018	3.41	1.09	1.21	1.39	29.90	$ 198,320
2017	3.61	1.17	1.25	5.41	44.74	$ 232,938
CLASS C SHARES
2021	2.71	1.73	1.83	4.49	28.55	$ 100,385
2020	2.57	1.70	1.88	5.30	58.91	$ 103,302
2019	2.80	1.75	1.92	5.15	31.55	$ 118,982
2018	2.70	1.80	1.96	0.59	29.90	$ 150,364
2017	2.98	1.80	1.99	4.76	44.74	$ 205,253
CLASS I SHARES
2021	3.81	0.60	0.81	5.74	28.55	$ 3,255,002
2020	3.73	0.60	0.88	6.39	58.91	$ 1,758,843
2019	3.89	0.63	0.91	6.35	31.55	$ 1,141,046
2018	3.81	0.69	0.91	1.71	29.90	$ 762,239
2017	4.02	0.75	0.92	5.85	44.74	$ 620,780
CLASS R3 SHARES
2021	3.20	1.25	3.16	5.06	28.55	$ 837
2020	2.96	1.25	2.53	5.70	58.91	$ 1,105
2019	3.30	1.25	2.59	5.71	31.55	$ 1,661
2018	3.24	1.25	2.46	1.16	29.90	$ 1,968
2017	3.65	1.12	2.58	5.49	44.74	$ 2,667
CLASS R4 SHARES
2021	3.21	1.25	2.28	4.98	28.55	$ 2,139
2020	3.06	1.25	2.70	5.79	58.91	$ 1,633
2019	3.28	1.25	2.51	5.71	31.55	$ 1,279
2018	3.25	1.25	2.14	1.08	29.90	$ 2,182
2017	3.52	1.25	2.30	5.35	44.74	$ 2,772
CLASS R5 SHARES
2021	3.84	0.60	0.92	5.74	28.55	$ 64,449
2020	3.78	0.60	1.00	6.48	58.91	$ 43,715
2019	3.94	0.59	1.18	6.35	31.55	$ 11,180
2018	3.82	0.69	1.20	1.71	29.90	$ 7,406
2017	4.03	0.74	1.36	5.84	44.74	$ 6,286
CLASS R6 SHARES
2021	3.89	0.53	0.75	5.81	28.55	$ 77,415
2020	3.77	0.53	0.88	6.55 (d)	58.91	$ 39,115
2019	3.98	0.53	0.98	6.40 (d)	31.55	$ 21,630
2018	3.91	0.65	1.13	1.66	29.90	$ 9,679
2017 (e)	5.83 (f)	0.00 (f)	200.66 (f)(g)	3.99	44.74	$ — (h)
Thornburg Fixed Income Funds Annual Report  |  99

Report of Independent Registered Public Accounting Firm
Thornburg Fixed Income Funds
To the Board of Trustees of Thornburg Investment Trust and Shareholders of Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Ultra Short Income Fund and Thornburg Strategic Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Thornburg Limited Term U.S. Government Fund, Thornburg Limited Term Income Fund, Thornburg Ultra Short Income Fund and Thornburg Strategic Income Fund (four of the funds constituting Thornburg Investment Trust, hereafter collectively referred to as the "Funds") as of September 30, 2021, the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, agent banks, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
November 19, 2021
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
100  |   Thornburg Fixed Income Funds Annual Report

Expense Example
September 30, 2021 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C and Class C2 shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2021, and held until September 30, 2021.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, April 1, 2021 and held through September 30, 2021.
	Actual		Hypothetical *
	Ending Account Value 9/30/21	Expenses Paid During Period 4/1/21-9/30/21	Ending Account Value 9/30/21	Expenses Paid During Period† 4/1/21-9/30/21	Annualized Expense Ratio
LIMITED TERM U.S. GOVERNMENT FUND
CLASS A SHARES	$1,004.14	$4.42	$1,020.66	$4.46	0.88%
CLASS C SHARES	$1,001.39	$6.37	$1,018.70	$6.43	1.27%
CLASS C2 SHARES	$1,002.29	$6.22	$1,018.85	$6.28	1.24%
CLASS I SHARES	$1,005.40	$3.12	$1,021.96	$3.14	0.62%
CLASS R3 SHARES	$1,002.79	$4.97	$1,020.10	$5.01	0.99%
CLASS R4 SHARES	$1,002.79	$4.97	$1,020.10	$5.01	0.99%
CLASS R5 SHARES	$1,005.17	$3.37	$1,021.71	$3.40	0.67%
LIMITED TERM INCOME FUND
CLASS A SHARES	$1,009.33	$3.98	$1,021.11	$4.00	0.79%
CLASS C SHARES	$1,008.36	$4.93	$1,020.16	$4.96	0.98%
CLASS C2 SHARES	$1,007.04	$6.24	$1,018.85	$6.28	1.24%
CLASS I SHARES	$1,010.08	$2.47	$1,022.61	$2.48	0.49%
CLASS R3 SHARES	$1,008.30	$4.98	$1,020.10	$5.01	0.99%
CLASS R4 SHARES	$1,008.34	$4.98	$1,020.10	$5.01	0.99%
CLASS R5 SHARES	$1,010.84	$2.47	$1,022.61	$2.48	0.49%
CLASS R6 SHARES	$1,011.19	$2.12	$1,022.96	$2.13	0.42%
ULTRA SHORT INCOME FUND
CLASS A SHARES	$1,001.94	$2.51	$1,022.56	$2.54	0.50%
CLASS I SHARES	$1,002.95	$1.51	$1,023.56	$1.52	0.30%
Thornburg Fixed Income Funds Annual Report  |  101

Expense Example, Continued
September 30, 2021 (Unaudited)
	Actual		Hypothetical *
	Ending Account Value 9/30/21	Expenses Paid During Period 4/1/21-9/30/21	Ending Account Value 9/30/21	Expenses Paid During Period† 4/1/21-9/30/21	Annualized Expense Ratio
STRATEGIC INCOME FUND
CLASS A SHARES	$1,022.09	$4.82	$1,020.31	$4.81	0.95%
CLASS C SHARES	$1,018.13	$8.65	$1,016.50	$8.64	1.71%
CLASS I SHARES	$1,024.70	$3.05	$1,022.06	$3.04	0.60%
CLASS R3 SHARES	$1,021.33	$6.33	$1,018.80	$6.33	1.25%
CLASS R4 SHARES	$1,020.57	$6.33	$1,018.80	$6.33	1.25%
CLASS R5 SHARES	$1,024.71	$3.05	$1,022.06	$3.04	0.60%
CLASS R6 SHARES	$1,025.04	$2.69	$1,022.41	$2.69	0.53%

*	Hypothetical assumes a rate of return of 5% per year before expenses.
†	Expenses are equal to the annualized expense ratio for each class multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
102  |  Thornburg Fixed Income Funds Annual Report

Other Information
September 30, 2021 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2021, taxable ordinary income dividends and long term capital gain dividends paid by the Funds for federal income tax purposes are as follows:
	TAXABLE ORDINARY	LONG TERM CAPITAL GAIN
Limited Term U.S. Government Fund	$ 4,772,846	$ —
Limited Term Income Fund	249,163,981	11,621,988
Ultra Short Income Fund	703,276	98,019
Strategic Income Fund	122,292,184	933,238
Certain funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.
For the tax year ended September 30, 2021, the dividend ratio (or the maximum allowed) paid from tax basis net ordinary income as qualifying for the reduced rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003 and the ordinary income distributions ratio (or the maximum allowed) paid as qualified for the corporate dividend received deduction are as follows:
	QUALIFIED DIVIDEND INCOME	DIVIDENDS RECEIVED DEDUCTION
Limited Term Income Fund	0.05%	0.05%
Strategic Income Fund	0.67	0.67
The information and the distributions reported herein may differ from information and distributions reported to the shareholders for the calendar year ending December 31, 2021. Complete information will be reported in conjunction with your 2021 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Funds’ Forms N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING APPROVAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to each of the Funds pursuant to an investment advisory agreement (the “Agreement”). The Board of Trustees (the “Trustees”) consider the renewal of the Agreement annually, and most recently determined to renew the Agreement on September 14, 2021.
Planning for their recent consideration of the Agreement’s renewal, those Trustees who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “independent Trustees”), met in May 2021 to consider aspects of their annual evaluation of the Advisor’s service to the Funds and to each other series of the Trust, to plan the annual evaluation of the Advisor’s performance, and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2021 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in independent session in September 2021 with representatives of a mutual
Thornburg Fixed Income Funds Annual Report  |  103

Other Information, Continued
September 30, 2021 (Unaudited)
fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Funds and the Funds’ fee and expense levels, investment performance, and other information presented for the Funds, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of the Advisor to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September 2021 for that purpose, and the independent Trustees thereafter met again in independent session to consider the Advisor’s presentations and various specific issues respecting their consideration of the Agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the Agreement, and the independent Trustees voted unanimously at that meeting to renew the Agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the Agreement. In determining to renew the Agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent, and Quality of Services. The Trustees considered in their evaluation of the Agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, administration, operations, and compliance staffs. The Trustees also considered in this evaluation the presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the Agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent, and quality of services provided by the Advisor under the Agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent, and quality of the services rendered to the Funds by the Advisor included: (1) reports from portfolio managers throughout the year demonstrating that the Funds were managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Funds remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Funds’ strategies in varying environments, managers’ cognizance of, and strategies to pursue, the Funds’ objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Funds’ portfolios and management of the Funds’ liquidity requirements; (3) each Fund’s achievement of its investment objectives over different periods of time; (4) presentations by, and interactions with, members of the Advisor’s fund administration, trading, operations, and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Funds, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and the Advisor’s own financial management and sufficiency of its resources; (7) steps taken by the Advisor to improve its investment management process, including the hiring of new investment personnel to support the investment management function, plans to add other investment personnel in the future, efforts to increase the diversity of backgrounds and experiences among its investment personnel, and the increased integration of risk management procedures and consideration of environmental, social, and governance factors into the investment process; (8) the measures employed by the Advisor’s personnel to achieve efficient trade execution for the Funds; and (9) steps taken by the Advisor to respond to challenges presented by the ongoing COVID-19 pandemic, including steps taken to facilitate continued collaboration among the Advisor’s personnel notwithstanding the fact that most personnel have been working remotely. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Funds, responsiveness to the Trustees, and other factors and circumstances.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Funds’ investments continued to conform to the Funds’ stated objectives and policies, and that the nature, extent, and quality of the services provided to the Funds by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of each Fund’s investment performance the written and oral reports and investment and market analyses they had received from the Advisor’s portfolio management personnel throughout the year. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of each Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and written and oral commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market, and economic conditions; (3) performance data for the ten most recent calendar years (or lesser number of years for each Fund having fewer calendar years of operations), comparing the Fund’s annual investment returns to a category of funds selected by an independent mutual fund analyst firm,
104  |   Thornburg Fixed Income Funds Annual Report

Other Information, Continued
September 30, 2021 (Unaudited)
to one or more broad-based securities indices, and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, since inception and, if applicable, ten-year and fifteen-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to mutual fund categories selected by independent mutual fund analyst firms, to one or more broad-based securities indices, and to the applicable Morningstar category of funds, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified risk and performance metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) the analysis and observations of an independent mutual fund analyst firm respecting the Fund’s investment performance relative to a category of funds selected by that firm; (8) comparison of the Fund’s annualized return to the Fund’s benchmark index or indices over various periods since the Fund’s inception; and (9) various risk and return statistics. The Trustees noted their understanding that strategies pursued for a Fund may produce intermittent lower relative performance, that such Funds have in the past returned to favor as conditions changed or the strategies of those Funds gained traction, and the Advisor has in general been successful in remediating lower relative performance of Funds in cases where execution of investment strategies had contributed to lower performance. The Trustees also noted in their evaluations that to the extent pertinent they attach additional significance to the performance of each Fund from the perspective of longer-term shareholders.
Further detail considered by the Trustees with respect to the investment performance of each Fund is set forth below:
•	Thornburg Limited Term U.S. Government Fund – the Trustees considered that the Fund outperformed its Morningstar category for the ten- and fifteen-year periods. The Trustees considered explanations from the Advisor respecting the market and economic conditions which have contributed to the Fund’s underperformance relative to its benchmark index and, in more recent periods, relative to its Morningstar category, and noted that the Fund has experienced positive total returns in most periods. The Trustees also considered that the Fund ranked in the first or second quartile of a selected peer group of funds for the three-, five-, and ten-year periods, and has met both its primary and secondary investment objectives.
•	Thornburg Limited Term Income Fund – the Trustees considered that the Fund outperformed its benchmark index for the year-to-date, one-, five-, ten-, and fifteen-year periods, performed comparably to its benchmark index in other periods, outperformed its Morningstar category for the three-, five-, ten-, and fifteen-year periods, and ranked in the first quartile of a selected peer group of funds for the three-, five- and ten-year periods. The Trustees also considered that the Fund has met both its primary and secondary investment objectives.
•	Thornburg Ultra Short Income Fund – noting the changes to the Fund’s principal investment strategies which took effect at the end of the Fund’s 2020 fiscal year, the Trustees considered that the Fund outperformed its current benchmark index in the year-to-date, one-, three-, and five-year periods and since the Fund’s inception, outperformed or equaled its former benchmark index in all such periods, and outperformed its Morningstar category in the one-, three-, and five-year periods. The Trustees also considered that the Fund ranked in the top two quartiles of a selected peer group of funds for the year-to-date, one-, three-, and five-year periods, and has met its investment objective.
•	Thornburg Strategic Income Fund – the Trustees considered that the Fund outperformed its benchmark index for the year-to-date and one-year periods and since the Fund’s inception, performed comparably to its benchmark index in a number of other periods, outperformed its Morningstar category for the three-, five-, and ten-year periods, and ranked in the top three quartiles a selected peer group of funds for the year-to-date, one-, three-, five- and ten-year periods. The Trustees also considered that the Fund has met both its primary and secondary investment objectives.
Based upon their consideration of this and other information, the Trustees concluded that the Funds’ absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of the Funds’ objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Funds’ fee and expense levels. This information included comparisons of each Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for a representative share class of each Fund to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. In evaluating comparative fee and expense data, the Trustees considered whether the advisory fees charged to each Fund were at least generally comparable to the comparatives presented, and whether those advisory fees and overall Fund expense levels were within the range of figures established for the selected peer groups.
Further detail considered by the Trustees with respect to the comparison of the fee and expense levels of each Fund is set forth below:
•	Thornburg Limited Term U.S. Government Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category but within the range of total expenses for that category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the
Thornburg Fixed Income Funds Annual Report  |  105

Other Information, Continued
September 30, 2021 (Unaudited)
median level for the peer group but within the range of advisory fees paid by funds in the peer group, and that the total expense level of one representative share class was comparable to the total expense levels of other funds in the peer group.
•	Thornburg Limited Term Income Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the average but lower than the median levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was, after fee waivers and expense reimbursements, lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was lower than the median level for the peer group, and that the total expense level of one representative share class, after fee waivers and expense reimbursements, was comparable to the total expense levels of other funds in the peer group.
•	Thornburg Ultra Short Income Fund – Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category but within the range of total expenses for that category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the median level for the peer group, and that the total expense level of one representative share class, after fee waivers and expense reimbursements, was lower than the median total expense level of other funds in the peer group.
•	Thornburg Strategic Income Fund – Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median but lower than the average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the median level for the peer group but within the range of advisory fees paid by funds in the peer group, and that the total expense level of one representative share class, after fee waivers and expense reimbursements, was lower than the median total expense level of other funds in the peer group.
The Trustees did not find any of the differences between the Funds’ fee and expense data and the comparable fee and expense data significant in view of their findings and conclusions respecting the other factors considered, including the quality of services provided by the Advisor to each Fund.
The Trustees also noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including the Advisor’s sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, the differences between the mutual funds as to which the Advisor is a sub-advisor and the Funds, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees also considered information relating to the advisory fees charged by the Advisor to a new closed-end fund for which the Advisor is the sponsor. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by the Advisor or by other investment advisors to different types of clients had limited relevance to the evaluation of the fee rates charged by the Advisor to the Funds.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Funds, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with data respecting the profitability of a selection of other investment management firms. The Trustees noted that the comparability of the Advisor’s estimated profitability to the publicly disclosed information about the profitability of other investment management firms is limited due to the nature of those firms and other factors. The Trustees considered information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that the Advisor’s profits are an important element in the compensation of employees who work for the benefit of the Funds and their shareholders. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Funds, and maintain or improve service levels for the Funds notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by each Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to each Fund, comparisons of the fee breakpoint structure for each Fund with breakpoint structures (or the absence of such structures) for other funds in one or more peer groups selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses for certain Funds and share classes, and the Advisor’s expenditures from its own profits and
106  |   Thornburg Fixed Income Funds Annual Report

Other Information, Continued
September 30, 2021 (Unaudited)
resources to maintain staffing levels, pay competitive levels of compensation, and add to its electronic and information technology systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Funds’ advisory fee breakpoint structures are reasonable in relation to the structures observed in the other funds in their respective peer groups, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for each Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Funds, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Funds and the Advisor of the Advisor’s expansion of its staffing, compliance, and systems capabilities and other resources to serve a broader variety of investment management clients. The Trustees also considered how the establishment of additional investment products by the Advisor may benefit the Funds. No unusual or unfair benefits to the Advisor from its relationship to the Funds were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent, and quality of the Advisor’s services performed under the Agreement remained sufficient, the Advisor had continued to actively and competently pursue the Funds’ stated investment objectives and adhere to the Funds’ investment policies, and that the absolute and relative investment performance of the Funds over pertinent holding periods on the whole was satisfactory in the context of the Funds’ objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to each Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent, and quality of those services, the investment performance of each such Fund after fees and expenses, the clear disclosure of fees and expenses in the Funds’ prospectuses, comparisons of fees and expenses charged to each Fund to fees and expenses charged to other mutual funds, and the other factors and relevant circumstances considered. The Trustees accordingly determined to renew the Agreement for an additional term of one year for each of the Funds.
Thornburg Fixed Income Funds Annual Report  |  107

Trustees and Officers
September 30, 2021 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 75 Trustee Since 1984, Chairman of Trustees(4)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 66 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee(5)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager, and until 2019 Chief Investment Officer, and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(3)
Sally Corning, 60 Trustee since 2012, Chair of the Audit Committee and Member of Governance & Nominating Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 72 Trustee since 2004, Member of Audit Committee and Operations Risk Oversight Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 58 Trustee since 2015, Chair of Governance & Nominating Committee and Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 57 Trustee since 2019, Member of Audit Committee	President of Talamantes Strategies, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 67 Trustee since 2004, Lead Independent Trustee, Member of Audit Committee and Governance & Nominating Committee	President of Dirks, Van Essen & April, Santa Fe, New Mexico (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 62 Trustee since 1996, Chair of Operations Risk Oversight Committee, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing and design company).	None
108  |   Thornburg Fixed Income Funds Annual Report

Trustees and Officers, Continued
September 30, 2021 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)
Nimish Bhatt, 58 Chief Financial Officer since 2019, Treasurer 2016-2019, Secretary 2018-2019(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016, and Secretary of Thornburg Securities Corporation since 2018; Interested Trustee for Thornburg Income Builder Opportunities Trust since 2020; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011- 2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 47 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Randy Dry, 47 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
John Hackett, 55 Vice President since 2020	Chief Marketing Officer, Thornburg Investment Management, Inc. (since 2020); Global Head of Product Marketing, Northern Trust Asset Management (2016-2020); Principal and Head of Marketing and Business Development, The Townsend Group (2013-2016).	Not applicable
Curtis Holloway, 54 Treasurer since 2019(6)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 41 Vice President since 2014	Head of Investments since 2019, and Portfolio Manager and Managing Director since 2013, of Thornburg Investment Management, Inc.; Interested Trustee for Thornburg Income Builder Opportunities Trust since 2020.	Not applicable
Jeff Klingelhofer, 40 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012-2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 50, Assistant Treasurer since 2020; Vice President 2017-2020	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014-2017); Vice President, Citi Fund Services, Inc. (2007-2014)	Not applicable
Natasha Rippel, 39 Secretary since 2021(6)	Director of Fund Operations since 2021, Supervisor of Fund Operations (2017-2021), and Senior Associate of Fund Operations (2015-2017) of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 54 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 21 separate investment “Funds” or “series.” Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 21 Funds of the Trust. Each Trustee oversees the 21 Funds of the Trust.
(3)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(4)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 21 active Funds of the Trust and 1 active closed-end Fund, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(6)	The Trust’s president, chief financial officer, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
Thornburg Fixed Income Funds Annual Report  |  109

Trustees’ Statement to Shareholders (Unaudited)
Revised and Readopted September 14, 2021
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
[This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200 or by visiting www.thornburg.com/download. Please read the prospectus carefully before investing.]
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
110  |  Thornburg Fixed Income Funds Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $46.2 billion (as of September 30, 2021) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The funds outlined in this report are some of the many equity and fixed-income products available from Thornburg Investment Management.
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Income Builder Opportunities Trust
■	Thornburg Summit Fund
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
U.S. EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
TAXABLE FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider each Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Thornburg Fixed Income Funds Annual Report  |  111

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH4628

Annual Report
September 30, 2021
Thornburg Municipal Funds
Thornburg Short Duration Municipal Fund
Thornburg Limited Term Municipal Fund
Thornburg California Limited Term Municipal Fund
Thornburg New Mexico Intermediate Municipal Fund
Thornburg New York Intermediate Municipal Fund
Thornburg Intermediate Municipal Fund
Thornburg Strategic Municipal Income Fund

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Municipal Funds
Annual Report  |  September 30, 2021
Investments carry risks, including possible loss of principal. Portfolios investing in bonds have the same interest rate, inflation, and credit risks that are associated with the underlying bonds. The value of bonds will fluctuate relative to changes in interest rates, decreasing when interest rates rise. Unlike bonds, bond funds have ongoing fees and expenses. Please see the Funds’ prospectus for a discussion of the risks associated with an investment in the Funds. Investments in the Funds are not FDIC insured, nor are they bank deposits or guaranteed by a bank or any other entity.
Thornburg Municipal Funds Annual Report  |  3

Letter to Shareholders
September 30, 2021 (Unaudited)
Dear Shareholder:
In the last several shareholder letters we have pointed out the disconnect between the on-the-ground reality of everyday life and the market dynamic playing out in your portfolios. In 2020 we endured real personal and professional challenges, and in turning the calendar on 2021 there was a palpable sense of relief and optimism. Perhaps where we are today, looking forward to the rest of 2021 and beyond, we are left with a better and more practical sense of reality. We know that any prior timeline for a back to “normal” is either untenable or indefinite. We are coming to grips with the fact that the world has changed in innumerable ways, both large and small. Most importantly, we have adapted to be able to continue to push forward and deliver.
At Thornburg Investment Management, you, our clients, are the constituency on whom we are most focused, and the volatility over the last several years has been an opportunity to execute on the promise of the firm’s platform, investment process and portfolios. Looking forward, valuations across asset classes are high and therefore vulnerable to their own high expectations as well as exogenous shocks. The global policymakers, particularly central banks, are just beginning to grapple with the second and third order effects of the extraordinary actions they took (and in many cases continue to take) over the past 18 months. At Thornburg, we see the importance of ever-lower rates and accommodative policy both for the robustness of the post-pandemic recovery as well as for the now ensuing excess of demand over supply in both goods and labor. While this may, or may not, be transitory, the effect of massive stimulus, as well as its potential withdrawal, are hard to overemphasize. While the past can be a guide to some of the outcomes that can occur, there are no clearly trodden pathways for what will occur. As market participants, we will have to navigate out of record low nominal and real global interest rates, close to record high equity prices, and a voracious appetite for less liquid investments and vehicles (including special purpose acquisition companies (SPACs), pre-IPO equity, private debt, and the like).
In this environment, just as in other volatile periods throughout Thornburg’s four-decade history, we will rely on our unsiloed, global approach to markets and investments that continues to drive our long-term investment excellence. More and more, the interconnectedness of markets and capital demands an equally interconnected approach to analysis and execution. We’re proud of the value that we’ve been able to provide to you through this collaborative and informed perspective and look forward to more opportunities like the past 18 months to help you with your financial goals.
The story of Thornburg has been one of consistent and deliberate evolution to meet your needs. This year we are on track to complete the integration of Environmental, Social, and Governance (ESG) considerations across our entire product set. We specifically rejected an approach which was separate from our pre-existing and successful investment process, as we believe that the integral incorporation of ESG factors directly into our analysis is consistent with our proven framework of examining risk and reward for individual assets, in portfolios, and across asset classes and Thornburg as whole.
Many firms have good products, but we believe that our firm’s approach is our differentiator: we evaluate individual opportunities for each portfolio with a clear understanding of the bigger picture of what you expect from us. This is what underlies the excellent long-term outcomes we’ve been able to achieve. It is our understanding of and participation in the interconnectedness of markets that is our core competency: we’re built to deliver on the promise of active management.
Thank you so much for your time and your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Thornburg Municipal Funds Annual Report

Thornburg Short Duration Municipal Fund

Investment Goal and Fund Overview
The primary goal of Short Duration Municipal Fund is to provide current income exempt from federal income tax, consistent with preservation of capital.
The Fund is an actively managed, laddered portfolio of municipal bonds with a dollar-weighted average duration of normally no more than three years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended September 30, 2021
» The Fund’s Class I shares returned 0.23% versus the ICE BofAML 1-3 Year U.S. Municipal Securities Index’s return of 0.54% for the one-year period ended September 30, 2021. The Fund’s relative underperformance is disappointing because of the very strong recovery for municipal issuers and the market generally over that period. Tax revenues have once again shown their resiliency in times of economic stress and when combined with unprecedented support from Washington, municipal issuers now find themselves in the strongest position since 2007.
» The Fund’s performance during the period benefited from its sector and credit quality allocations.
» The Fund’s duration during the period was a detractor from performance, as yields finished higher during the period. The BVAL Municipal AAA 5-year yield curve began the period at 0.29% and finished at 0.55%.
» Looking ahead, the Federal Reserve Board signaled it would begin tapering asset purchases in the fourth quarter of 2021. Such tapering may be a catalyst for increased market volatility, which we believe the Fund is poised to take advantage of.
Performance Summary
September 30, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG SHORT DURATION MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG SHORT DURATION MUNICIPAL FUND	1-YR	3-YR	5-YR	SINCE INCEPTION
Class A Shares (Incep: 12/30/13)
Without sales charge	-0.05%	1.03%	0.82%	0.63%
With sales charge	-2.27%	0.52%	0.51%	0.43%
Class I Shares (Incep: 12/30/13)	0.23%	1.23%	1.02%	0.83%
ICE BofAML 1-3 Year U.S. Municipal Securities Index (Since 12/30/13)	0.54%	2.08%	1.53%	1.28%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.03%; I shares, 0.65%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.70%; I shares, 0.50%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Annual Report  |  5

Thornburg Limited Term Municipal Fund

Investment Goal and Fund Overview
The primary investment goal of Limited Term Municipal Fund is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
The Fund is an actively managed, laddered portfolio of municipal bonds with a dollar-weighted average maturity normally of less than five years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended September 30, 2021
» The Fund’s Class I shares returned 0.61% versus the ICE BofAML 1-10 Year U.S. Municipal Securities Index’s return of 1.19%, for the one-year period ended September 30, 2021. The Fund’s relative underperformance is disappointing because of the very strong recovery for municipal issuers and the market generally over that period. Tax revenues have once again shown their resiliency in times of economic stress and when combined with unprecedented support from Washington, municipal issuers now find themselves in the strongest position since 2007.
» The Fund’s performance during the period benefited from its sector and credit quality allocations.
» The Fund’s duration during the period was a detractor from performance, as yields finished higher during the period. The BVAL Municipal AAA 10-year yield curve began the period at 0.85% and finished at 1.13% after trading as low as 0.67%.
» Looking ahead, the Federal Reserve Board signaled it would begin tapering asset purchases in the fourth quarter of 2021. Such tapering may be a catalyst for increased market volatility, which we believe the Fund is poised to take advantage of.
Performance Summary
September 30, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG LIMITED TERM MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG LIMITED TERM MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 9/28/84)
Without sales charge	0.39%	2.56%	1.45%	1.78%	4.50%
With sales charge	-1.89%	2.05%	1.14%	1.63%	4.46%
Class C Shares (Incep: 9/1/94)
Without sales charge	0.11%	2.29%	1.18%	1.53%	3.02%
With sales charge	-0.39%	2.29%	1.18%	1.53%	3.02%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	-0.11%	-	-	-	-0.11%
With sales charge	-0.76%	-	-	-	-0.76%
Class I Shares (Incep: 7/5/96)	0.61%	2.80%	1.69%	2.08%	3.57%
ICE BofAML 1-10 Year U.S. Municipal Securities Index (Since 9/28/84)	1.19%	3.63%	2.30%	2.42%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include 0.50% and 0.65% CDSC respectively, for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.69%; C shares, 0.94%; C2 Shares, 1.09%; I shares, 0.46%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
6  |   Thornburg Municipal Funds Annual Report

Thornburg California Limited Term Municipal Fund

Investment Goal and Fund Overview
The primary investment goal of Limited Term California Fund is to obtain as high a level of current income exempt from federal and California state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.
The Fund is an actively managed, laddered portfolio of California and U.S. territory municipal bonds with a dollar-weighted average maturity normally less than five years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended September 30, 2021
» The Fund’s Class I shares returned 0.27% versus the ICE BofAML 1-10 Year U.S. Municipal Securities Index’s return of 1.19% for the one-year period ended September 30, 2021. The Fund’s relative underperformance is disappointing because of the very strong recovery for municipal issuers and the market generally over that period. Tax revenues have once again shown their resiliency in times of economic stress and when combined with unprecedented support from Washington, municipal issuers now find themselves in the strongest position since 2007.
» The Fund’s performance during the period benefited from its sector and credit quality allocations.
» The Fund’s duration during the period was a detractor from performance, as yields finished higher during the period. The BVAL California Municipal 10-year yield curve began the period at 1.12% and finished at 1.27% but traded as low as 0.69%.
» Looking ahead, the Federal Reserve Board signaled it would begin tapering asset purchases in the fourth quarter of 2021. Such tapering may be a catalyst for increased market volatility, which we believe the Fund is poised to take advantage of.
Performance Summary
September 30, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 2/19/87)
Without sales charge	0.10%	1.87%	0.91%	1.72%	3.88%
With sales charge	-2.17%	1.37%	0.61%	1.57%	3.84%
Class C Shares (Incep: 9/1/94)
Without sales charge	-0.19%	1.59%	0.64%	1.45%	2.87%
With sales charge	-0.68%	1.59%	0.64%	1.45%	2.87%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	-0.18%	-	-	-	-0.18%
With sales charge	-0.83%	-	-	-	-0.83%
Class I Shares (Incep: 4/1/97)	0.27%	2.13%	1.18%	2.01%	3.33%
ICE BofAML 1-10 Year U.S. Municipal Securities Index (Since 2/19/87)	1.19%	3.63%	2.30%	2.42%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.25%. Class C and Class C2 shares include 0.50% and 0.65% CDSC respectively, for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.92%; C shares, 1.20%; C2 shares, 1.36%; I shares, 0.69%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.74%; C shares, 1.02%; C2 shares, 1.02%; I shares, 0.49%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Annual Report  |  7

Thornburg New Mexico Intermediate Municipal Fund

Investment Goal and Fund Overview
The primary investment goal of Intermediate New Mexico Fund is to obtain as high a level of current income exempt from federal and New Mexico state individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long term bond portfolios.
The Fund is an actively managed, laddered portfolio of New Mexico and U.S. territory municipal bonds with a dollar weighted average maturity of normally three to ten years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended September 30, 2021
» The Fund’s Class I shares returned 1.24% versus the ICE BofAML 3-15 Year U.S. Municipal Securities Index’s return of 2.06% during the one-year period ended September 30, 2021. The Fund’s relative underperformance is disappointing because of the very strong recovery for municipal issuers and the market generally over that period. Tax revenues have once again shown their resiliency in times of economic stress and when combined with unprecedented support from Washington, municipal issuers now find themselves in the strongest position since 2007.
» The Fund’s performance during the period benefited from its sector and credit quality allocations.
» The Fund’s duration during the period was a detractor from performance as yields finished higher during the period. The BVAL Municipal AAA 20-year yield curve began the period at 1.42% and finished at 1.50% but traded as low as 1.18% and as high as 1.65%.
» Looking ahead, the Federal Reserve Board signaled it would begin tapering asset purchases in the fourth quarter of 2021. Such tapering may be a catalyst for increased market volatility, which we believe the Fund is poised to take advantage of.
Performance Summary
September 30, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 6/18/91)
Without sales charge	0.85%	2.93%	1.72%	2.17%	4.03%
With sales charge	-1.20%	2.23%	1.31%	1.97%	3.96%
Class D Shares (Incep: 6/1/99)	0.59%	2.66%	1.46%	1.93%	2.97%
Class I Shares (Incep: 2/1/07)	1.24%	3.25%	2.04%	2.51%	3.26%
ICE BofAML 3-15 Year U.S. Municipal Securities Index (Since 6/18/91)	2.06%	4.73%	2.95%	3.42%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class D and Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.98%; D shares, 1.26%; I shares, 0.71%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
8  |   Thornburg Municipal Funds Annual Report

Thornburg New York Intermediate Municipal Fund

Investment Goal and Fund Overview
The primary investment goal of Intermediate New York Fund is to obtain as high a level of current income exempt from federal, New York State and New York City individual income taxes as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long term bond portfolios.
The Fund is an actively managed, laddered portfolio of New York and US territory municipal bonds with a dollar weighted average maturity of normally three to ten years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended September 30, 2021
» The Fund’s Class I shares returned 1.52% versus the ICE BofAML 3-15 Year U.S. Municipal Securities Index’s return of 2.06% for the one-year period ended September 30, 2021. The Fund’s relative underperformance is disappointing because of the very strong recovery for municipal issuers and the market generally over that period. Tax revenues have once again shown their resiliency in times of economic stress and when combined with unprecedented support from Washington, municipal issuers now find themselves in the strongest position since 2007.
» The Fund’s performance during the period benefited from its sector and credit quality allocations.
» The Fund’s duration during the period was a detractor from performance as yields finished higher during the period. The BVAL Municipal AAA 20-year yield curve began the period at 1.42% and finished at 1.50% but traded as low as 1.18% and as high as 1.65%.
» Looking ahead, the Federal Reserve Board signaled it would begin tapering asset purchases in the fourth quarter of 2021. Such tapering may be a catalyst for increased market volatility, which we believe the Fund is poised to take advantage of.
Performance Summary
September 30, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 9/5/97)
Without sales charge	1.20%	2.81%	1.43%	2.29%	3.50%
With sales charge	-0.79%	2.11%	1.03%	2.09%	3.41%
Class I Shares (Incep: 2/1/10)	1.52%	3.13%	1.76%	2.62%	3.08%
ICE BofAML 3-15 Year U.S. Municipal Securities Index (Since 9/5/97)	2.06%	4.73%	2.95%	3.42%	4.72%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.14%; I shares, 0.91%; Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.99%; I shares, 0.67%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Annual Report  |  9

Thornburg Intermediate Municipal Fund

Investment Goal and Fund Overview
The primary investment goal of Intermediate Municipal Fund is to obtain as high a level of current income exempt from federal individual income tax as is consistent, in the view of the Fund’s investment advisor, with preservation of capital. The secondary goal of the Fund is to reduce expected changes in its share price compared to long-term bond portfolios..
The Fund is an actively managed, laddered portfolio of municipal bonds with a dollar weighted average maturity of normally three to ten years. Actively laddering portfolios involves building a portfolio of bonds with different maturities, based on our assessment of market risks and individual credit opportunities, so that a portion of the portfolio matures each year and cash from maturing bonds may be invested in bonds with longer maturities.
Performance drivers and detractors for the reporting period ended September 30, 2021
» The Fund’s Class I shares returned 2.47% versus the ICE BofAML 3-15 Year U.S. Municipal Securities Index’s return of 2.06% during the one-year period ended September 30, 2021. The Fund’s relative outperformance comes during a very strong recovery for municipal issuers. Tax revenues have once again shown their resiliency in times of economic stress and when combined with unprecedented support from Washington, municipal issuers now find themselves in the strongest position since 2007.
» The Fund’s performance during the period benefited from its sector and credit quality allocations.
» The Fund’s duration during the period was a detractor from performance as yields finished higher during the period. The BVAL Municipal AAA 20-year yield curve began the period at 1.42% and finished at 1.50% but traded as low as 1.18% and as high as 1.65%.
» Looking ahead, the Federal Reserve Board signaled it would begin tapering asset purchases in the fourth quarter of 2021. Such tapering may be a catalyst for increased market volatility, which we believe the Fund is poised to take advantage of.
Performance Summary
September 30, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG INTERMEDIATE MUNICIPAL FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG INTERMEDIATE MUNICIPAL FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 7/22/91)
Without sales charge	2.16%	3.75%	2.18%	2.92%	4.47%
With sales charge	0.14%	3.06%	1.76%	2.71%	4.40%
Class C Shares (Incep: 9/1/94)
Without sales charge	1.78%	3.38%	1.82%	2.58%	3.69%
With sales charge	1.18%	3.38%	1.82%	2.58%	3.69%
Class C2 Shares (Incep: 10/1/20)
Without sales charge	1.76%	-	-	-	1.76%
With sales charge	1.11%	-	-	-	1.11%
Class I Shares (Incep: 7/5/96)	2.47%	4.03%	2.44%	3.21%	4.22%
ICE BofAML 3-15 Year U.S. Municipal Securities Index (Since 7/22/91)	2.06%	4.73%	2.95%	3.42%	-
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C and Class C2 shares include 0.60% and 0.65% CDSC respectively, for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 0.90%; C shares, 1.28%; C2 shares, 1.31%; I shares, 0.65%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.77%; C shares, 1.14%; C2 shares, 1.14%; I shares, 0.53%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
10  |   Thornburg Municipal Funds Annual Report

Thornburg Strategic Municipal Income Fund

Investment Goal and Fund Overview
The primary goal of Strategic Municipal Income Fund is to seek a high level of current income exempt from federal individual income tax.
The Fund has a flexible mandate to invest across a wide range of maturities and credit qualities. The Fund will not invest more than 50% of its portfolio in bonds rated below investment grade and/or unrated bonds at the time of purchase. Also, the portfolio will generally be diversified among sectors, issuers, credit qualities, geographic regions, and segments of the yield curve.
Performance drivers and detractors for the reporting period ended September 30, 2021
» The Fund’s Class I shares returned 2.94% versus the ICE BofAML U.S. Municipal Master Index’s return of 3.01%, for the one-year period ended September 30, 2021. The Fund’s slight relative underperformance is disappointing because of the very strong recovery for municipal issuers and the market generally over that period. Tax revenues have once again shown their resiliency in times of economic stress and when combined with unprecedented support from Washington, municipal issuers now find themselves in the strongest position since 2007.
» The Fund’s performance during the period benefited from its sector and credit quality allocations.
» The Fund’s duration during the period was a detractor from performance as yields finished higher during the period. The BVAL Municipal AAA 20-year yield curve began the period at 1.42% and finished at 1.50% but traded as low as 1.18% and as high as 1.65%.
» Looking ahead, the Federal Reserve Board signaled it would begin tapering asset purchases in the fourth quarter of 2021. Such tapering may be a catalyst for increased market volatility, which we believe the Fund is poised to take advantage of.
Performance Summary
September 30, 2021 (Unaudited)
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
THORNBURG STRATEGIC MUNICIPAL INCOME FUND	FINAL VALUE
AVERAGE ANNUAL TOTAL RETURNS
THORNBURG STRATEGIC MUNICIPAL INCOME FUND	1-YR	3-YR	5-YR	10-YR	SINCE INCEPTION
Class A Shares (Incep: 4/1/09)
Without sales charge	2.65%	3.75%	2.26%	3.59%	5.22%
With sales charge	0.62%	3.06%	1.85%	3.38%	5.06%
Class C Shares (Incep: 4/1/09)
Without sales charge	2.24%	3.27%	1.80%	3.20%	4.85%
With sales charge	1.64%	3.27%	1.80%	3.20%	4.85%
Class I Shares (Incep: 4/1/09)	2.94%	3.98%	2.51%	3.87%	5.51%
ICE BofAML U.S. Municipal Master Index (Since 4/1/09)	3.01%	5.16%	3.31%	4.01%	4.84%
The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, visit thornburg.com or call 800-847-0200. The performance information does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of Fund shares. Returns reflect the reinvestment of dividends and capital gains. Class A shares are sold with a maximum sales charge of 2.00%. Class C shares include a 0.60% CDSC for the first year only. There is no sales charge for Class I shares. As disclosed in the Fund’s most recent prospectus, the total annual fund operating expenses before fee waivers and expense reimbursements are as follows: A shares, 1.26%; C shares, 1.65%; I shares, 0.99%. Thornburg Investment Management has contractually agreed to waive fees and reimburse expenses until at least February 1, 2022, for some of the share classes, resulting in net expense ratios of the following: A shares, 0.81%; C shares, 1.28%; I shares, 0.59%. For more detailed information on fund expenses and waivers/reimbursements please see the Fund’s prospectus.
The ICE index data referenced herein is the property of ICE Data Indices, LLC, its affiliates (“ICE Data”) and/or its Third Party Suppliers and has been licensed for use by Thornburg Investment Management, Inc. ICE Data and its Third Party Suppliers accept no liability in connection with its use. See www.thornburg.com/indices for a full copy of the Disclaimer.
Thornburg Municipal Funds Annual Report  |  11

Glossary
September 30, 2021 (Unaudited)
The ICE BofAML 1-3 Year U.S. Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 1 year and less than 3 years.
The ICE BofAML 1-10 Year U.S. Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 10 years.
The ICE BofAML 3-15 Year U.S. Municipal Securities Index is a subset of the ICE BofAML U.S. Municipal Securities Index including all securities with a remaining term to final maturity greater than or equal to 3 years and less than 15 years.
The ICE BofAML U.S. Municipal Master Index tracks the performance of the investment-grade U.S. tax-exempt bond market. Qualifying bonds must have at least one year remaining term to maturity, a fixed coupon schedule, and an investment grade rating (based on average of Moody’s, S&P, and Fitch).
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Duration – A bond’s sensitivity to interest rates. Bonds with longer durations experience greater price volatility than bonds with shorter durations. Effective duration incorporates a bond’s embedded option features, such as call provisions.
Yield Curve – A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.
Parallel and non-parallel shifts – Relates to the movement of the yield curve. A parallel shift means the yield curve moves up or down the same amount across the entire curve (short and long ends move). A non-parallel shift means the short end and long end move at different amounts. For example, the short end may move up 10 basis points while the long-end may move up 20 basis points.
12   |  Thornburg Municipal Funds Annual Report

Fund Summary
Thornburg Short Duration Municipal Fund  |  September 30, 2021 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	196
Effective Duration	1.5 Yrs
Average Maturity	1.7 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	0.20%
SEC Yield	-0.41%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been -0.17% and -0.77%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
20%	23%	15%	19%	15%	6%	2%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG SHORT DURATION MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TLMAX	885-216-788
Class I	TLMIX	885-216-770
Minimum investments for Class I shares may be higher than those for Class A shares. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Thornburg Municipal Funds Annual Report  |  13

Fund Summary
Thornburg Limited Term Municipal Fund  |  September 30, 2021 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	1,703
Effective Duration	3.2 Yrs
Average Maturity	3.7 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.25%
SEC Yield	-0.17%
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
11%	13%	10%	15%	11%	8%	7%	6%	7%	5%	7%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG LIMITED TERM MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTMFX	885-215-459
Class C	LTMCX	885-215-442
Class C2	LTMQX	885-216-556
Class I	LTMIX	885-215-434
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

14  |  Thornburg Municipal Funds Annual Report

Fund Summary
Thornburg California Limited Term Municipal Fund  |  September 30, 2021 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	345
Effective Duration	2.9 Yrs
Average Maturity	3.4 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.10%
SEC Yield	-0.25%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 0.96% and -0.44%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
9%	18%	11%	14%	13%	7%	6%	7%	3%	7%	4%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	LTCAX	885-215-426
Class C	LTCCX	885-215-418
Class C2	LTCQX	885-216-515
Class I	LTCIX	885-215-392
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Thornburg Municipal Funds Annual Report  |  15

Fund Summary
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2021 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	143
Effective Duration	4.4 Yrs
Average Maturity	8.0 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.46%
SEC Yield	0.07%
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
1%	2%	9%	5%	5%	10%	12%	6%	5%	5%	39%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THNMX	885-215-301
Class D	THNDX	885-215-624
Class I	THNIX	885-215-285
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

16  |  Thornburg Municipal Funds Annual Report

Fund Summary
Thornburg New York Intermediate Municipal Fund  |  September 30, 2021 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	65
Effective Duration	4.4 Yrs
Average Maturity	9.0 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.75%
SEC Yield	-0.16%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 1.64% and -0.31%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
1%	8%	2%	8%	10%	1%	3%	5%	5%	8%	50%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THNYX	885-215-665
Class I	TNYIX	885-216-705
Minimum investments for Class I shares may be higher than those for Class A shares. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

Thornburg Municipal Funds Annual Report  |  17

Fund Summary
Thornburg Intermediate Municipal Fund  |  September 30, 2021 (Unaudited)
LONG-TERM STABILITY OF PRINCIPAL
Net Asset Value History of Class A Shares
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	518
Effective Duration	4.6 Yrs
Average Maturity	8.8 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	2.17%
SEC Yield	0.09%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 2.02% and -0.06%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
PORTFOLIO LADDER
3%	5%	7%	6%	5%	4%	4%	5%	5%	7%	51%
Percent of portfolio maturing in each year. Cash includes cash equivalents and other.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG INTERMEDIATE MUNICIPAL FUND	NASDAQ SYMBOLS	CUSIPS
Class A	THIMX	885-215-202
Class C	THMCX	885-215-780
Class C2	THMQX	885-216-374
Class I	THMIX	885-215-673
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.
The laddering strategy does not assure or guarantee better performance and cannot eliminate the risk of investment losses.

18  |  Thornburg Municipal Funds Annual Report

Fund Summary
Thornburg Strategic Municipal Income Fund  |  September 30, 2021 (Unaudited)
KEY PORTFOLIO ATTRIBUTES
Number of Bonds	311
Effective Duration	5.0 Yrs
Average Maturity	9.2 Yrs
30-DAY YIELDS, CLASS A SHARES (with sales charge)
Annualized Distribution Yield	1.83%
SEC Yield	0.27%
Without the fee waivers and expense reimbursements, the Annualized Distribution yield and the SEC yield would have been 1.56% and -0.05%, respectively.
SECURITY CREDIT RATINGS
A bond credit rating assesses the financial ability of a debt issuer to make timely payments of principal and interest. Ratings of AAA (the highest), AA, A, and BBB are investment-grade quality. Ratings of BB, B, CCC, CC, C and D (the lowest) are considered below investment grade, speculative grade, or junk bonds.
Unrated pre-refunded and escrowed-to-maturity bonds are included in the not rated (NR) category.
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.
THORNBURG STRATEGIC MUNICIPAL INCOME FUND	NASDAQ SYMBOLS	CUSIPS
Class A	TSSAX	885-216-101
Class C	TSSCX	885-216-200
Class I	TSSIX	885-216-309
Minimum investments for Class I shares may be higher than those for other classes. Class I shares may not be available to all investors.

Thornburg Municipal Funds Annual Report  |  19

Schedule of Investments
Thornburg Short Duration Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 78.4%
	Alabama — 2.2%
	Alabama Community College System ACCS Enhancements Fee Revenue (Insured: AGM), 4.00% due 9/1/2024 - 9/1/2026	$ 385,000	$ 434,421
	Alabama Public School and College Authority, Series A, 5.00% due 11/1/2025	1,000,000	1,185,020
[a]	Black Belt Energy Gas District, Series B, 4.00% due 10/1/2052 (put 12/1/2026)	1,000,000	1,149,850
[a]	Selma (International Paper Co.) IDB, Series A, 2.00% due 11/1/2033 (put 10/1/2024)	1,500,000	1,561,230
	Arizona — 1.1%
	Arizona Transportation Board, 5.00% due 7/1/2025	1,010,000	1,182,023
[a]	Maricopa County (Banner Health Obligated Group) IDA, Series B, 0.43% (MUNIPSA + 0.38%) due 1/1/2035 (put 10/18/2022)	920,000	920,958
	California — 2.5%
	California (Sutter Health Obligated Group) HFFA, Series A, 4.00% due 8/15/2040 (pre-refunded 8/15/2025)	1,000,000	1,137,840
	California Municipal Finance Authority (Insured: BAM), 5.00% due 5/15/2024	400,000	447,076
	Orange County Transportation Authority, 5.00% due 10/15/2024	1,500,000	1,711,155
	Riverside County Office of Education Pooled Notes, Series A, 2.00% due 12/1/2021	1,000,000	1,002,940
	State of California GO, 5.00% due 2/1/2024	500,000	531,655
	Colorado — 3.4%
	Board of Water Commissioners City & County of Denver, Series B, 5.00% due 9/15/2025	1,150,000	1,355,712
[a]	Colorado (Adventist Health System/Sunbelt Obligated Group) HFA, Series C, 5.00% due 11/15/2036 (put 11/15/2026)	800,000	972,112
	Crystal Valley Metropolitan District No 2 (Insured: AGM) GO, Series A, 5.00% due 12/1/2022 - 12/1/2024	365,000	406,274
[a,b]	E-470 Public Highway Authority, Series B, 0.384% (SOFR + 0.35%) due 9/1/2039 (put 9/1/2024)	2,000,000	1,997,992
	Interlocken Metropolitan District (Insured: AGM) GO, Series A-1, 5.00% due 12/1/2021 - 12/1/2023	1,825,000	1,939,638
	Connecticut — 2.3%
[a]	Connecticut State Health & Educational Facilities Authority (Yale University), Series 2015-A, 0.375% due 7/1/2035 (put 7/12/2024)	1,000,000	999,440
	State of Connecticut GO, Series C, 5.00% due 6/15/2022	715,000	739,038
	State of Connecticut Special Tax Revenue,
	Series B, 5.00% due 10/1/2021	525,000	525,068
	Series C, 5.00% due 10/1/2022	680,000	712,436
[b]	University of Connecticut, Series A, 5.00% due 2/15/2022	1,580,000	1,608,061
	District of Columbia — 0.4%
	District of Columbia (Federal Highway Grant Anticipation), 5.00% due 12/1/2025	685,000	810,348
	Florida — 3.0%
	Broward County School Board (Educational Facilities) COP, Series A, 5.00% due 7/1/2024	1,415,000	1,594,125
	City of Orlando (Insured: AGM), Series A, 4.00% due 11/1/2021	900,000	902,592
[a]	Escambia County (International Paper Co.), 2.00% due 11/1/2033 (put 10/1/2024)	775,000	806,636
	Florida Department of Management Services, Series A, 5.00% due 9/1/2025	1,000,000	1,174,150
	State of Florida (Department of Transportation Right-of-Way Acquisition & Bridge Construction) GO, Series B, 5.00% due 7/1/2023	255,000	276,157
	State of Florida GO, Series C, 5.00% due 6/1/2025	1,000,000	1,167,300
	Georgia — 2.8%
	City of Atlanta (Atlantic Station Project), 5.00% due 12/1/2021	650,000	654,608
	Georgia State Road & Tollway Authority, 5.00% due 6/1/2024	1,000,000	1,123,590
	Main Street Natural Gas, Inc., Series A, 5.00% due 5/15/2022	1,000,000	1,028,030
	Municipal Electric Authority of Georgia, Series A, 5.00% due 1/1/2024	1,430,000	1,575,989
[a]	Private Colleges & Universities Authority (Emory University), Series B, 0.47% (MUNIPSA + 0.42%) due 10/1/2039 (put 8/16/2022)	1,000,000	989,847
	Illinois — 4.1%
	Chicago Park District GO, Series B, 5.00% due 1/1/2022	400,000	404,352
	City of Chicago (Water System), Series 2017-2, 5.00% due 11/1/2022	600,000	628,896
	Cook County Community College District No. 508 (City Colleges of Chicago) GO, 5.00% due 12/1/2023	500,000	539,470
	Cook County School District No. 170 Chicago Heights (Insured: AGM) GO, Series D, 5.00% due 12/1/2022	1,500,000	1,582,110
	State of Illinois (State Facilities Improvements) GO,
	5.00% due 3/1/2022	575,000	586,080
	Series A, 5.00% due 10/1/2022	1,000,000	1,045,790
	Series D, 5.00% due 11/1/2021 - 11/1/2024	1,500,000	1,635,240
	Village of Tinley Park GO,
	4.00% due 12/1/2021	585,000	588,458
	5.00% due 12/1/2024	870,000	956,069
	Indiana — 1.3%
	Carmel Local Public Improvement Bond Bank, Series A, 4.00% due 7/15/2024 - 7/15/2025	940,000	1,049,221
[a]	Indiana Finance Authority (Indiana University Health, Inc. Obligated Group), Series 2011L, 0.70% due 12/1/2046 (put 1/1/2026)	1,500,000	1,507,845
	Kentucky — 1.3%
	County of Trimble (Louisville Gas and Electric Co.), Series A, 0.625% due 9/1/2026	1,000,000	993,470
20 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Kentucky State Property & Building Commission (Project No. 112), Series B, 5.00% due 11/1/2021	$1,500,000	$ 1,505,415
	Louisiana — 2.5%
	City of Shreveport Water & Sewer Revenue (Insured: BAM), Series C, 5.00% due 12/1/2023	860,000	946,267
[a]	Louisiana Offshore Terminal Authority (Loop LLC), 1.65% due 9/1/2027 (put 12/1/2023)	1,500,000	1,543,590
[a]	Louisiana Public Facilities Authority (Ochsner Clinic Foundation Obligated Group), Series B, 5.00% due 5/15/2050 (put 5/15/2025)	875,000	1,011,806
[a]	Parish of St. Charles (Valero Energy Corp. Refinery), 4.00% due 12/1/2040 (put 6/1/2022)	1,300,000	1,329,965
	Maryland — 0.9%
	County of Washington (Diakon Lutheran Social Ministries Obligated Group), Series B, 5.00% due 1/1/2022 - 1/1/2023	510,000	528,966
	Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group), Series B, 5.00% due 4/15/2022 - 4/15/2024	1,200,000	1,276,725
	Massachusetts — 3.0%
	City of Haverhill (State Aid Withholding) GO, 1.00% due 9/1/2022	1,857,000	1,867,993
	City of Methuen (Bans) (State Aid Withholding) GO, 1.00% due 9/1/2022	866,000	871,439
[a]	Commonwealth of Massachusetts GO, Series A, 5.00% due 6/1/2044 (put 6/1/2023)	1,000,000	1,079,590
[a]	Massachusetts (President & Trustees of Williams College) DFA, Series N, 0.45% due 7/1/2041 (put 7/1/2025)	1,500,000	1,502,565
	University of Massachusetts Building Authority (University of Massachusetts), Series 2021-1, 5.00% due 11/1/2024	500,000	572,435
	Michigan — 0.6%
	Detroit Downtown Development Authority (Catalyst Development Project; Insured: AGM), Series A, 5.00% due 7/1/2022	300,000	310,356
	Michigan State Hospital Finance Authority (Trinity Health Corp. Obligated Group), Series C, 5.00% due 12/1/2021	500,000	503,775
	Northern Michigan University, Series A, 5.00% due 12/1/2021	435,000	438,280
	Minnesota — 0.8%
[a]	Minnesota Housing Finance Agency (Residential Single Family Development; Collateralized: GNMA, FNMA, FHLMC), Series H, 0.60% (MUNIPSA + 0.55%) due 7/1/2041 (put 12/12/2023)	1,000,000	1,012,797
	State of Minnesota GO, Series D, 5.00% due 10/1/2021	500,000	500,065
	Mississippi — 0.2%
	Mississippi Development Bank (Jackson Public School District; Insured: BAM), 5.00% due 10/1/2022	375,000	392,381
	Nebraska — 1.4%
	Central Plains Energy Project,
[a]	4.00% due 12/1/2049 (put 8/1/2025)	1,500,000	1,684,215
[a]	5.00% due 3/1/2050 (put 1/1/2024)	1,000,000	1,094,810
	Nevada — 1.6%
[a]	County of Clark (Nevada Power Co.), 1.65% due 1/1/2036 (put 3/31/2023)	500,000	510,220
	County of Washoe GO, 5.00% due 7/1/2024	1,470,000	1,658,851
	Las Vegas Valley Water District GO, Series B, 5.00% due 6/1/2023	900,000	971,280
	New Jersey — 5.2%
[c]	City of Newark GO, Series E, 1.25% due 10/3/2022	2,000,000	2,019,120
	Hudson County Improvement Authority, Series C-1, 1.00% due 8/16/2022	2,000,000	2,013,760
	New Jersey (Middlesex Water Co) EDA, Series A, 5.00% due 10/1/2023	1,500,000	1,630,275
	New Jersey EDA, Series QQQ, 5.00% due 6/15/2022 - 6/15/2024	205,000	220,656
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements; Insured: AMBAC), Series A, 5.25% due 12/15/2021	1,000,000	1,009,780
	Passaic Valley Sewerage Commission (Sewer System), Series G, 5.75% due 12/1/2021	500,000	504,350
	State of New Jersey (COVID-19 GO Emergency Bonds) GO,
	Series A,
	4.00% due 6/1/2023	1,000,000	1,061,310
	5.00% due 6/1/2024 - 6/1/2025	1,500,000	1,721,800
	New Mexico — 5.6%
	Albuquerque Municipal School District No 12 (State Aid Withholding) GO, Series B, 5.00% due 8/1/2024	1,000,000	1,130,840
	City of Albuquerque GO, Series A, 5.00% due 7/1/2022	300,000	310,713
	City of Farmington (Public Service Co. of New Mexico),
[a,c]	Series A, 0.875% due 6/1/2040 (put 10/1/2026)	1,000,000	993,710
[a]	Series B, 2.125% due 6/1/2040 (put 6/1/2022)	1,225,000	1,237,593
[a]	Series D, 1.10% due 6/1/2040 (put 6/1/2023)	500,000	504,480
	Lea County Public School District No 8 Eunice (State Aid Withholding) GO, 5.00% due 9/15/2022	2,500,000	2,610,625
	New Mexico Municipal Energy Acquisition Authority, Series A, 4.00% due 11/1/2021 - 11/1/2022	2,000,000	2,042,274
	Santa Fe Public School District GO, 4.00% due 8/1/2024	1,250,000	1,375,425
	State of New Mexico Severance Tax Permanent Fund,
	Series A, 5.00% due 7/1/2023	240,000	259,836
	Series B, 4.00% due 7/1/2023	240,000	255,667
	University of New Mexico, Series A, 5.00% due 6/1/2023	280,000	302,842
	New York — 6.8%
	County of Suffolk (Insured: AGM) GO, Series A, 2.125% due 5/1/2024	250,000	256,973
	County of Suffolk (Insured: BAM) GO, Series D, 5.00% due 10/15/2025	750,000	879,517
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 21

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Metropolitan Transportation Authority (Transit and Commuter System), Series B-1, 5.00% due 5/15/2022	$1,500,000	$ 1,544,145
	New York City Transitional Finance Authority Future Tax Secured Revenue,
	5.00% due 11/1/2024	1,000,000	1,143,880
	Series D, 5.00% due 11/1/2024 - 11/1/2025	2,000,000	2,326,500
	New York State Dormitory Authority (School District Bond Financing Program) (State Aid Withholding), Series F, 5.00% due 10/1/2022	800,000	837,552
	New York State Dormitory Authority (St. John’s University), Series A, 5.00% due 7/1/2026	300,000	356,571
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue), Series A, 5.00% due 2/15/2025	1,000,000	1,111,070
	New York State Environmental Facilities Corp. (State of New York State Revolving Fund), 5.00% due 5/15/2025	500,000	561,965
	New York State Housing Finance Agency (Green Bond), Series I, 2.70% due 11/1/2023	1,000,000	1,043,660
	New York State Urban Development Corp., Series D, 5.00% due 3/15/2024	1,000,000	1,068,950
	Oneida County Local Development Corp. (Utica College), 5.00% due 7/1/2022 - 7/1/2024	825,000	881,994
	Town of Oyster Bay GO, 4.00% due 3/1/2023	850,000	893,290
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Assoc.), 5.00% due 7/1/2023	425,000	457,432
	North Carolina — 0.6%
	County of New Hanover, 4.00% due 8/1/2025	1,000,000	1,135,780
	North Dakota — 1.0%
	County of McKenzie, 5.00% due 8/1/2022	1,000,000	1,039,090
[b]	University of North Dakota (Insured: AGM) COP, Series A, 5.00% due 6/1/2024	800,000	898,440
	Ohio — 3.3%
[a,b]	American Municipal Power, Inc. (AMP Fremont Energy Center), Series A-2, 1.00% due 2/15/2048 (put 8/15/2024)	2,000,000	2,026,260
[b]	City of Columbus GO, Series A, 5.00% due 4/1/2022	1,200,000	1,228,476
	County of Scioto (Southern Ohio Medical Center), 5.00% due 2/15/2022 - 2/15/2023	3,130,000	3,277,506
	Oklahoma — 0.1%
	Muskogee Industrial Trust (Muskogee County ISD No. 20), 5.00% due 9/1/2023	200,000	215,578
	Pennsylvania — 1.8%
[c]	City of Lancaster PA (Insured: AGM) GO, Series A 4.00% due 11/1/2022	385,000	399,618
	County of Allegheny GO, Series C-75, 4.00% due 11/1/2021	700,000	702,044
	East Hempfield Township (Student Services, Inc.) IDA, 5.00% due 7/1/2047 (pre-refunded 7/1/2025)	1,750,000	2,048,043
	Philadelphia Authority for Industrial Development, 5.00% due 5/1/2022	400,000	410,980
	Rhode Island — 0.5%
	City of Cranston RI GO, Series 1, 1.00% due 8/23/2022	1,000,000	1,007,160
	South Dakota — 0.4%
	South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group), Series A, 5.00% due 9/1/2023 - 9/1/2024	685,000	761,373
	Tennessee — 0.7%
	Tennessee Energy Acquisition Corp. (The Gas Project), Series C, 5.00% due 2/1/2023	1,310,000	1,383,360
	Texas — 12.1%
	City of Conroe GO, 5.00% due 3/1/2022 - 3/1/2024	465,000	502,178
	City of Houston Airport System Revenue, Series B, 5.00% due 7/1/2022 - 7/1/2023	780,000	815,054
	City of Lubbock Electric Light & Power System Revenue, 5.00% due 4/15/2022	1,500,000	1,538,205
	City of San Antonio TX Electric & Gas Systems Revenue,
	5.25% due 2/1/2025	1,000,000	1,159,940
[a]	Series B, 2.00% due 2/1/2033 (put 12/1/2021)	400,000	400,512
	Comal (Guaranty: PSF-GTD) ISD GO, 5.00% due 2/1/2024	500,000	554,790
[a]	Cypress-Fairbanks (Guaranty: PSF-GTD) ISD GO, Series B-1, 1.25% due 2/15/2036 (put 8/15/2022)	925,000	933,232
[a,c]	Deer Park ISD (Guaranty: PSF-GTD) GO, 0.16% due 10/1/2042 (put 10/3/2022)	1,500,000	1,498,680
[a]	Denton (Guaranty: PSF-GTD) ISD GO , Series B, 2.00% due 8/1/2044 (put 8/1/2024)	1,000,000	1,047,090
	Goose Creek (Guaranty: PSF-GTD) ISD GO,
	Series B,
[a,c]	0.15% due 10/1/2049 (put 10/3/2022)	1,500,000	1,498,680
[a]	0.60% due 2/15/2035 (put 8/17/2026)	1,000,000	999,180
	Houston (Guaranty: PSF-GTD) ISD GO,
[a]	Series A-2, 2.25% due 6/1/2039 (put 6/1/2022)	260,000	263,156
[a]	Series B, 3.00% due 6/1/2036 (put 6/1/2024)	1,500,000	1,608,615
	Little Elm (Guaranty: PSF-GTD) ISD GO, 5.00% due 8/15/2022	1,300,000	1,353,391
	Lower Colorado River Authority, 5.00% due 5/15/2024	725,000	813,276
[a]	New Caney (Guaranty: PSF-GTD) ISD GO, 1.25% due 2/15/2050 (put 8/15/2024)	1,000,000	1,025,760
[a]	North East (Guaranty: PSF-GTD) ISD GO, 2.375% due 8/1/2047 (put 8/1/2022)	285,000	289,973
	Odessa Junior College District (Insured: AGM), 4.00% due 7/1/2025	400,000	451,048
	Olmos Park Higher Education Facilities Corp. (University of the Incarnate Word) ETM, 5.00% due 12/1/2022	1,000,000	1,054,280
[a]	Pflugerville (Guaranty: PSF-GTD) ISD GO, Series A, 2.25% due 8/15/2037 (put 8/15/2022)	1,200,000	1,221,108
[a]	Prosper (Guaranty: PSF-GTD) ISD GO, Series B, 2.00% due 2/15/2050 (put 8/15/2023)	750,000	774,428
22 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
[b]	Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2021	$ 510,000	$ 510,066
	San Antonio Water System,
[a]	Series A, 2.625% due 5/1/2049 (put 5/1/2024)	1,080,000	1,144,843
[a]	Series B, 2.00% due 5/1/2044 (put 11/1/2022)	405,000	412,788
	Texas Municipal Gas Acquisition & Supply Corp. III, 5.00% due 12/15/2022 - 12/15/2024	1,610,000	1,762,610
	Utah — 0.3%
[a]	County of Utah (IHC Health Services, Inc. Obligated Group), Series B-1, 5.00% due 5/15/2056 (put 8/1/2022)	500,000	513,720
	Virginia — 1.7%
[a]	Halifax County (VirginiaI Electric and Power Co. Project) IDA, Series A, 0.45% due 12/1/2041 (put 4/1/2022)	500,000	500,455
	Hampton Roads Transportation Accountability Commission, Series A, 5.00% due 7/1/2026	1,500,000	1,807,635
	Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group), Series A, 5.00% due 1/1/2022 - 1/1/2024	1,000,000	1,062,474
	Washington — 1.1%
	Central Puget Sound Regional Transit Authority (Green Bond), Series S-1, 5.00% due 11/1/2025	1,000,000	1,180,370
	State of Washington GO, Series 2021A, 5.00% due 6/1/2024	500,000	562,250
	University of Washington, 5.00% due 4/1/2023	300,000	321,333
	West Virginia — 1.3%
	County of Mason (Appalachian Power Co.), Series L, 2.75% due 10/1/2022	1,000,000	1,022,370
[a]	West Virginia (Appalachian Power Co.) EDA, Series A, 2.625% due 12/1/2042 (put 6/1/2022)	1,425,000	1,445,093
	Wisconsin — 0.5%
[a]	Wisconsin Housing & EDA, Series B, 0.40% due 5/1/2045 (put 11/1/2023)	1,000,000	1,000,130
	Total Long-Term Municipal Bonds — 78.4% (Cost $152,447,007)		153,405,074
	Short-Term Municipal Bonds — 19.9%
	Alabama — 0.5%
[a]	City of Mobile Alabama (Alabama Power Co.) IDB, Series 1, 0.07% due 6/1/2034 (put 10/1/2021)	1,000,000	1,000,000
	Arizona — 1.5%
[a]	Arizona (Banner Health Obligated Group; LOC Bank of America, N.A.) HFA, Series C, 0.09% due 1/1/2046 (put 10/1/2021)	3,000,000	3,000,000
	Colorado — 1.3%
[a]	City & County of Denver (SPA JPMorgan Chase Bank, N.A.) COP, Series A3, 0.10% due 12/1/2031 (put 10/1/2021)	2,510,000	2,510,000
	Florida — 3.8%
[a]	City of Gainesville Utilities System Revenue (SPA Barclays Bank plc), Series B, 0.10% due 10/1/2042 (put 10/1/2021)	3,800,000	3,800,000
[a]	City of West Palm Beach Utility System Revenue (Insured: AGC) (SPA JPMorgan Chase Bank, N.A.), Series C, 0.07% due 10/1/2038 (put 10/7/2021)	3,705,000	3,705,000
	Indiana — 1.5%
[a]	Indiana Finance Authority (Franciscan Alliance, Inc., Obligated Group; LOC Barclays Bank plc), Series I, 0.08% due 11/1/2037 (put 10/1/2021)	2,950,000	2,950,000
	Maryland — 0.8%
[a]	County of Montgomery (SPA U.S. Bank, N.A.) GO, Series E 0.08% due 11/1/2037 (put 10/1/2021)	1,465,000	1,465,000
	New Hampshire — 1.3%
[a]	New Hampshire Health and Education Facilities Authority Act (University System of New Hampshire; SPA State Street Bank & Trust Co.), Series A2, 0.10% due 7/1/2035 (put 10/1/2021)	1,985,000	1,985,000
[a]	New Hampshire Health and Education Facilities Authority Act (University System of New Hampshire; SPA Wells Fargo Bank, N.A.), Series B, 0.10% due 7/1/2033 (put 10/1/2021)	600,000	600,000
	New Mexico — 0.6%
[a]	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group; SPA Wells Fargo Bank, N.A.), Series D, 0.09% due 8/1/2034 (put 10/1/2021)	1,110,000	1,110,000
	New York — 7.2%
[a]	City of New York (LOC Mizuho Bank Ltd) GO, Series G-6, 0.08% due 4/1/2042 (put 10/1/2021)	900,000	900,000
[a]	City of New York (SPA JPMorgan Chase Bank, N.A.) GO, Series F6, 0.09% due 6/1/2044 (put 10/1/2021)	2,400,000	2,400,000
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA JPMorgan Chase Bank, N.A.), Subseries C-4, 0.09% due 11/1/2036 (put 10/1/2021)	900,000	900,000
[a]	New York City Water & Sewer System (LOC Citibank N.A.), Series F, 0.08% due 6/15/2035 (put 10/1/2021)	6,000,000	6,000,000
[a]	New York State Housing Finance Agency (160 Madison Ave LLC; LOC Landesbank Hessen-Thuringen), Series A, 0.08% due 11/1/2046 (put 10/1/2021)	3,800,000	3,800,000
	Texas — 1.0%
[a,d]	Tender Option Bond Trust Receipts/Certificates (LOC Deutsche Bank A.G.), Series 2021-XF1102, 0.30% due 7/1/2061 (put 10/7/2021)	2,000,000	2,000,000
	Utah — 0.4%
[a]	City of Murray (IHC Health Services, Inc. Obligated Group), Series D, 0.07% due 5/15/2036 (put 10/1/2021)	700,000	700,000
	Total Short-Term Municipal Bonds — 19.9% (Cost $38,825,000)		38,825,000
	Total Investments — 98.3% (Cost $191,272,007)		$192,230,074
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 23

Schedule of Investments, Continued
Thornburg Short Duration Municipal Fund  |  September 30, 2021
ISSUER-DESCRIPTION	Principal Amount	VALUE
Other Assets Less Liabilities — 1.7%		3,346,775
Net Assets — 100.0%		$195,576,849

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2021.
b	Segregated as collateral for a when-issued security.
c	When-issued security.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2021, the aggregate value of these securities in the Fund’s portfolio was $2,000,000, representing 1.02% of the Fund’s net assets.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
DFA	Development Finance Authority/Agency
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority/Agency
IDB	Industrial Development Board
ISD	Independent School District
LOC	Letter of Credit
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
PSF-GTD	Guaranteed by Permanent School Fund
SOFR	Secured Overnight Financing Rate
SPA	Stand-by Purchase Agreement
24 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments
Thornburg Limited Term Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 87.9%
	Alabama — 1.5%
	Alabama Community College System ACCS Enhancements Fee Revenue (Insured: AGM), 4.00% due 9/1/2027 - 9/1/2030	$ 1,345,000	$ 1,612,367
	Alabama Public School & College Authority, Series A, 5.00% due 11/1/2027 - 11/1/2031	12,500,000	16,136,535
	Alabama Public School & College Authority (Education System Capital Improvements),
	Series A, 5.00% due 6/1/2022	5,605,000	5,786,154
	Series B, 5.00% due 6/1/2023	735,000	794,395
	Alabama State Board of Education (Calhoun Community College), 4.00% due 5/1/2022	1,230,000	1,255,830
[a]	Black Belt Energy Gas District, Series B, 4.00% due 10/1/2052 (put 12/1/2026)	25,575,000	29,407,414
	Chatom (Powersouth Energy Co-operative Projects; Insured: AGM) IDB, 5.00% due 8/1/2025 - 8/1/2030	3,830,000	4,755,814
	East Alabama Health Care Authority, Series A, 5.00% due 9/1/2022	800,000	815,552
	Lower Alabama Gas District, Series A, 5.00% due 9/1/2029	3,625,000	4,552,021
	Lower Alabama Gas District (Guaranty: Goldman Sachs Group, Inc.), 4.00% due 12/1/2023 - 12/1/2025	1,220,000	1,354,358
[a]	Selma (International Paper Co.) IDB, Series A, 2.00% due 11/1/2033 (put 10/1/2024)	2,500,000	2,602,050
	UAB Medicine Finance Authority (University Hospital), Series B, 5.00% due 9/1/2025 - 9/1/2027	8,915,000	10,707,713
	Water Works Board of the City of Birmingham, 5.00% due 1/1/2029	2,230,000	2,782,148
	Arizona — 2.1%
	Arizona (Scottsdale Lincoln Hospitals) HFA, 5.00% due 12/1/2022 - 12/1/2024	3,360,000	3,701,538
	Arizona Board of Regents (Arizona State University), Series C, 5.00% due 7/1/2028 - 7/1/2031	3,125,000	4,095,881
	Arizona Board of Regents (Arizona State University) COP, Series A, 5.00% due 9/1/2022 - 9/1/2023	9,960,000	10,643,323
	Arizona Board of Regents (Northern Arizona University Projects) COP, 5.00% due 9/1/2022 - 9/1/2023	5,825,000	6,076,906
	Arizona Board of Regents (University of Arizona), 5.00% due 8/1/2023 - 8/1/2024	1,350,000	1,488,933
	Arizona Board of Regents (University of Arizona) COP, Series C, 5.00% due 6/1/2022 - 6/1/2028	7,770,000	8,187,575
	Arizona Transportation Board, 5.00% due 7/1/2025	5,700,000	6,670,824
	City of Phoenix Civic Improvement Corp., Series A, 5.00% due 7/1/2022 - 7/1/2025	8,580,000	9,631,829
	City of Tucson (Street and Highway Projects), Series A, 5.00% due 7/1/2022	2,135,000	2,211,262
	County of Pima (TMC HealthCare Obligated Group) IDA, 5.00% due 4/1/2031	1,000,000	1,319,790
[a]	Maricopa County (Banner Health Obligated Group) IDA, Series B, 0.43% (MUNIPSA + 0.38%) due 1/1/2035 (put 10/18/2022)	8,535,000	8,543,885
[a,b]	Maricopa County Pollution Control Corp. (Public Service Co. of New Mexico), 0.875% due 6/1/2043 (put 10/1/2026)	3,000,000	2,980,980
	Maricopa County Special Health Care District GO, Series D, 5.00% due 7/1/2030 - 7/1/2031	6,800,000	8,994,700
	Northern Arizona University (Insured: BAM), Series B, 5.00% due 6/1/2025 - 6/1/2030	1,580,000	1,983,510
	Pima County (Ina & Roger Road Wastewater Reclamation Facilities) ETM,
	Series A,
	3.00% due 7/1/2022	1,325,000	1,351,248
	5.00% due 7/1/2022	500,000	517,305
	Pima County (Sewer System & Fleet Services Facilities Expansion) COP, Series A, 5.00% due 12/1/2021 - 12/1/2022	2,495,000	2,573,384
	Pima County Sewer System Revenue COP, Series B, 5.00% due 7/1/2027 - 7/1/2030	4,250,000	5,404,421
	Pinal County (Detention and Training Facilities), Series A, 5.00% due 8/1/2023 - 8/1/2025	3,300,000	3,752,773
	Pinal County (Hunt Highway (Phases III-V), Ironwood Drive, Public Safety Radio & Court Buildings), 5.00% due 8/1/2025	3,000,000	3,399,390
	Pinal County (Tucson Electric Power Co.) IDA, 4.00% due 9/1/2029	3,320,000	3,491,046
	Pinal County Community College District GO,
	4.00% due 7/1/2022	400,000	411,480
	5.00% due 7/1/2023 - 7/1/2030	5,000,000	6,219,015
	Salt River Project Agricultural Improvement and Power District (Salt River Electric System), 5.00% due 1/1/2026 - 1/1/2029	8,405,000	10,355,377
	State of Arizona COP ETM, Series A, 5.00% due 10/1/2025	3,375,000	3,968,291
	Arkansas — 0.0%
	Board of Trustees of the University of Arkansas (Fayetteville Campus Athletic Facilities), Series A, 3.00% due 11/1/2023	615,000	649,944
	California — 4.9%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.00% due 12/1/2021 - 12/1/2023	6,200,000	6,648,082
	Anaheim Public Financing Authority (Public Improvements; Insured: AGM), Series C, Zero Coupon due 9/1/2022	3,250,000	3,239,340
[a]	California (Kaiser Foundation Hospitals) HFFA, Series B, 5.00% due 11/1/2029 (put 11/1/2022)	1,075,000	1,129,524
[a]	California Community Choice Financing Authority (Guaranty: Morgan Stanley) (Green Bond), 4.00% due 2/1/2052 (put 8/1/2031)	1,800,000	2,180,718
	California State Public Works Board (Coalinga State Hospital), Series E, 5.00% due 6/1/2022	11,555,000	11,920,716
	California State Public Works Board (Laboratory Facility and San Diego Courthouse), Series I, 5.00% due 11/1/2021 - 11/1/2022	10,825,000	11,348,995
	California State Public Works Board (Various Capital Projects),
	Series A, 5.00% due 10/1/2021	1,000,000	1,000,130
	Series G, 5.00% due 11/1/2021	1,750,000	1,756,335
[a]	California Statewide Communities Development Authority (Adventist Health System/West Obligated Group), Series A, 5.00% due 3/1/2037 (put 3/1/2027)	1,775,000	2,131,083
	Castaic Lake Water Agency (Water System Improvement; Insured: AMBAC) COP, Zero Coupon due 8/1/2023	10,125,000	10,072,654
	City of Los Angeles, 4.00% due 6/23/2022	24,300,000	24,971,166
	County of Los Angeles Metropolitan Transportation Authority (Green Bond), Series A, 5.00% due 6/1/2028	3,485,000	4,445,989
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 25

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	County of Los Angeles Redevelopment Refunding Authority (Bunker Hill Project), Series C, 5.00% due 12/1/2021 - 12/1/2024	$29,700,000	$ 32,088,186
	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD GO,
	Series A, 5.00% due 7/1/2023	8,950,000	9,697,862
	Series B, 5.00% due 7/1/2023	11,950,000	12,948,781
	Series D, 5.00% due 7/1/2022 - 7/1/2024	22,900,000	24,718,074
	Los Angeles USD GO, Series A, 5.00% due 7/1/2024	1,500,000	1,694,535
	Needles (Insured: Natl-Re) USD GO, Series B, Zero Coupon due 8/1/2023	1,005,000	992,126
	North City West School Facilities Financing Authority (Carmel Valley Educational Facilities; Insured: AGM), Series A, 5.00% due 9/1/2023	4,545,000	4,726,936
[a]	Northern California Energy Authority (Commodity Supply Revenue), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	35,000,000	38,344,600
	Orange County Transportation Authority, 5.00% due 10/15/2024	16,075,000	18,337,878
	Riverside County Office of Education Pooled Notes, Series A, 2.00% due 12/1/2021	1,000,000	1,002,940
	Rocklin (Insured: Natl-Re) USD GO, Zero Coupon due 8/1/2022	3,910,000	3,903,314
	Sacramento City Financing Authority (Merged Downtown & Oak Park; Insured: Natl-Re), Series A, Zero Coupon due 12/1/2021	1,600,000	1,599,344
	Sacramento County Sanitation Districts Financing Authority (Sacramento Regional County Sanitation District), Series A, 5.00% due 12/1/2031	1,250,000	1,709,137
	San Diego Convention Center Expansion Financing Authority, Series A, 5.00% due 4/15/2022	8,000,000	8,196,400
	Santa Fe Springs Community Development Commission (Consolidated Redevelopment Project; Insured: Natl-Re), Series A, Zero Coupon due 9/1/2024	7,000,000	6,848,240
	State of California GO, 5.00% due 12/1/2024 - 12/1/2031	12,285,000	16,049,973
	Turlock Public Financing Authority Water Revenue, 4.00% due 3/1/2027	8,750,000	8,765,662
	West Contra Costa (Educational Facilities; Insured: AGC) USD GO, Series C-1, Zero Coupon due 8/1/2022	4,000,000	3,990,440
	West Covina Redevelopment Agency (Fashion Plaza), 6.00% due 9/1/2022	1,570,000	1,642,236
	Colorado — 2.0%
	City & County of Denver (Buell Theatre Property) COP, Series A, 5.00% due 12/1/2021 - 12/1/2023	5,545,000	5,749,059
	City & County of Denver School District No. 1 (Eastbridge Elementary and Conservatory Green K-8 Schools) COP, Series C, 5.00% due 12/15/2021 - 12/15/2023	3,210,000	3,396,303
	City of Aurora COP, 5.00% due 12/1/2027 - 12/1/2029	7,155,000	9,111,536
[a]	Colorado (Adventist Health System/Sunbelt Obligated Group) HFA, 5.00% due 11/15/2049 (put 11/19/2026)	11,150,000	13,552,825
	Colorado (Northern Colorado Medical Center) HFA ETM, 5.00% due 5/15/2025 - 5/15/2026	1,305,000	1,539,582
	Colorado (Sanford Obligated Group) HFA, Series A, 5.00% due 11/1/2026	2,315,000	2,792,839
	County of Larimer (Jail Facilities Project) COP, 5.00% due 12/1/2028 - 12/1/2029	3,025,000	3,892,302
	Durango School District No. 9-R (State Aid Witholding) GO, Series R, 5.00% due 11/1/2030 - 11/1/2031	3,195,000	4,232,841
[a]	E-470 Public Highway Authority, Series B, 0.384% (SOFR + 0.35%) due 9/1/2039 (put 9/1/2024)	2,000,000	1,997,992
	El Paso County (Judicial Complex; Insured: AGM) COP, 5.00% due 12/1/2022 - 12/1/2028	2,500,000	2,980,171
	El Paso County (Pikes Peak Regional Development Center) COP,
	4.00% due 12/1/2021	1,000,000	1,006,000
	5.00% due 12/1/2023	1,330,000	1,465,341
	El Paso County Falcon School District No. 49 COP, 5.00% due 12/15/2023 - 12/15/2024	1,600,000	1,789,461
	Interlocken Metropolitan District (Insured: AGM) GO,
	Series A-1, 5.00% due 12/1/2024 - 12/1/2026	2,375,000	2,781,600
	Series A-2, 5.00% due 12/1/2027	365,000	451,877
	Regional Transportation District (Denver Transit Partners LLC), Series A, 5.00% due 7/15/2024 - 1/15/2031	3,245,000	4,051,310
	Regional Transportation District (North Metro Rail Line) COP, Series A, 5.00% due 6/1/2023 - 6/1/2024	8,000,000	8,620,040
	Regional Transportation District COP, 5.00% due 6/1/2030	3,000,000	3,810,180
	Regional Transportation District Sales Tax Revenue (Green Bond), 5.00% due 11/1/2029 - 11/1/2030	4,500,000	5,878,950
	State of Colorado COP, Series A, 5.00% due 9/1/2024 - 12/15/2031	25,665,000	33,078,216
	Connecticut — 2.2%
	City of Hartford (Various Public Improvements; Insured: AGM) GO,
	Series A, 5.00% due 7/1/2024 - 7/1/2025	1,820,000	2,095,400
	Series B, 5.00% due 10/1/2022	1,765,000	1,849,049
	Connecticut State Health & Educational Facilities Authority (Hartford HealthCare Obligated Group), Series A, 5.00% due 7/1/2032	600,000	791,070
[a]	Connecticut State Health & Educational Facilities Authority (Yale University), Series 2015-A, 0.375% due 7/1/2035 (put 7/12/2024)	8,675,000	8,670,142
	State of Connecticut (Educational Facilities) GO,
	Series B, 5.00% due 6/15/2024 - 6/15/2025	30,400,000	34,729,748
	Series E, 5.00% due 9/1/2023	5,550,000	6,057,048
	State of Connecticut (Various Capital Projects) GO,
	Series B, 5.00% due 5/15/2027	16,615,000	19,952,289
	Series E, 5.00% due 8/15/2024	1,845,000	2,009,260
	State of Connecticut GO,
	Series B, 5.00% due 2/15/2024	7,000,000	7,786,310
	Series C, 5.00% due 6/15/2022 - 6/15/2028	12,540,000	15,178,170
	Series E, 5.00% due 9/15/2028	2,560,000	3,256,832
	State of Connecticut Special Tax Revenue,
	Series A, 5.00% due 5/1/2031	5,000,000	6,527,250
26 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Series B, 5.00% due 10/1/2021	$ 2,200,000	$ 2,200,286
	State of Connecticut, Special Tax Revenue, Series A, 5.00% due 5/1/2028 - 5/1/2031	10,925,000	14,199,084
	State of Connecticut, Special Tax Revenue (Transportation Infrastructure Purposes), Series A, 5.00% due 8/1/2026	1,200,000	1,404,264
	Delaware — 0.1%
	Delaware Transportation Authority, 5.00% due 9/1/2027 - 9/1/2031	2,900,000	3,728,457
	Delaware Transportation Authority (Transportation System), 5.00% due 7/1/2022	1,440,000	1,491,581
	District of Columbia — 0.5%
	District of Columbia (Federal Highway Grant Anticipation), 5.00% due 12/1/2025 - 12/1/2031	2,500,000	3,109,920
	Washington Metropolitan Area Transit Authority, 5.00% due 7/1/2022 - 7/1/2028	6,405,000	7,223,417
	Washington Metropolitan Area Transit Authority (Green Bond), Series A, 5.00% due 7/15/2029 - 7/15/2031	12,055,000	15,902,714
	Florida — 5.8%
	Alachua County School Board (Educational Facilities) COP, 5.00% due 7/1/2022 - 7/1/2023	3,850,000	4,090,971
	Broward County School Board (Educational Facilities) COP,
	Series A, 5.00% due 7/1/2022 - 7/1/2027	18,880,000	21,016,830
	Series B, 5.00% due 7/1/2023 - 7/1/2025	9,275,000	10,561,646
	Series C, 5.00% due 7/1/2025 - 7/1/2026	12,830,000	15,237,700
	Broward County School Board COP,
	Series A, 5.00% due 7/1/2028	8,590,000	10,803,729
	Series B, 5.00% due 7/1/2029	8,920,000	11,417,154
	Central Florida Expressway Authority,
	5.00% due 7/1/2022 - 7/1/2026	2,620,000	2,927,261
[c]	5.00% due 7/1/2023	1,480,000	1,601,064
	Central Florida Expressway Authority (Insured: AGM), 5.00% due 7/1/2028 - 7/1/2031	5,000,000	6,539,412
	City of Cape Coral (Water and Sewer System Improvements), 5.00% due 10/1/2022 - 10/1/2026	5,435,000	6,412,551
	City of Jacksonville,
	5.00% due 10/1/2027	400,000	495,676
	Series C, 5.00% due 10/1/2023	1,105,000	1,209,301
	City of Lakeland (Lakeland Regional Health Systems), 5.00% due 11/15/2026 - 11/15/2028	2,105,000	2,553,972
	City of Miami (Stormwater Management Utility System), 5.00% due 9/1/2026 - 9/1/2028	2,675,000	3,285,914
	City of Miami GO, 5.00% due 9/1/2022	1,000,000	1,003,630
	City of Orlando (Senior Tourist Development; Insured: AGM),
	Series A,
	5.00% due 11/1/2023 - 11/1/2027	1,745,000	2,078,584
[c]	5.00% due 11/1/2024	1,800,000	2,057,958
	Florida Department of Management Services, Series A, 5.00% due 9/1/2025	3,185,000	3,739,668
	Florida Higher Educational Facilities Financing Authority (University of Tampa) ETM, Series A, 5.00% due 4/1/2022	620,000	634,210
	Florida State Board of Governors, Series A, 5.00% due 7/1/2028 - 7/1/2029	1,755,000	2,265,754
	Florida State Board of Governors (University System Capital Improvements), Series A, 4.00% due 7/1/2022	4,385,000	4,509,359
	Hillsborough County (Court Facilities), Series B, 5.00% due 11/1/2021	4,880,000	4,897,617
	Hillsborough County (Jail and Storm Water Projects), Series A, 5.00% due 11/1/2021 - 11/1/2022	5,305,000	5,467,376
	Hillsborough County School Board (Master Lease Program) COP,
	5.00% due 7/1/2027 - 7/1/2029	10,575,000	13,054,701
	Series B, 5.00% due 7/1/2028	4,835,000	5,898,700
	JEA Electric System, Series A, 5.00% due 10/1/2024 (pre-refunded 10/1/2023)	1,200,000	1,314,156
	JEA Electric System ETM, Series A, 5.00% due 10/1/2023	1,395,000	1,522,601
	Lee County School Board (School Facilities Improvements) COP, 5.00% due 8/1/2023 - 8/1/2024	3,000,000	3,347,200
	Manatee County (County Capital Projects), 5.00% due 10/1/2021	2,775,000	2,775,361
	Manatee County (Public Utilities Improvements), 5.00% due 10/1/2024 - 10/1/2025	970,000	1,115,106
	Manatee County School District (School Facilities Improvements; Insured: AGM), 5.00% due 10/1/2025 - 10/1/2027	2,900,000	3,470,742
	Marion County School Board (Insured: BAM) COP, Series B, 5.00% due 6/1/2024	3,065,000	3,435,773
	Miami-Dade County (Miami International Airport), Series B, 5.00% due 10/1/2025	2,500,000	2,838,275
	Miami-Dade County (Transit System), 5.00% due 7/1/2023 - 7/1/2025	10,265,000	11,686,842
	Miami-Dade County Aviation Revenue, Series A, 5.00% due 10/1/2025 - 10/1/2031	3,000,000	3,827,820
	Miami-Dade County Expressway Authority (Toll System), Series B, 5.00% due 7/1/2024 - 7/1/2025	4,000,000	4,499,780
	Miami-Dade County School Board (Educational Facilities Improvements) COP,
	Series A,
	5.00% due 5/1/2022 - 5/1/2024	15,535,000	16,855,292
[a]	5.00% due 5/1/2031 (put 5/1/2024)	2,550,000	2,846,718
	Series C, 5.00% due 5/1/2025	15,000,000	17,343,150
	Orange County (Orlando Health, Inc.; Insured: Natl-Re) HFA ETM, Series C, 6.25% due 10/1/2021	420,000	420,067
	Orange County School Board (Educational Facilities) COP, Series D, 5.00% due 8/1/2022 - 8/1/2025	6,000,000	6,595,108
	Orange County School Board COP,
	5.00% due 8/1/2027	610,000	753,887
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 27

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Series A, 5.00% due 8/1/2029 - 8/1/2031	$ 4,600,000	$ 6,055,640
	Orange County Water Utility System Revenue, 5.00% due 10/1/2026	1,400,000	1,705,144
	Palm Beach County (Baptist Health South Florida Obligated Group) HFA, 5.00% due 8/15/2024 - 8/15/2027	1,360,000	1,614,933
	Palm Beach County School Board (Educational Facilities) COP,
	Series B, 5.00% due 8/1/2022 - 8/1/2024	10,095,000	11,128,371
	Series C, 5.00% due 8/1/2022	1,810,000	1,881,368
	Palm Beach County School District COP,
	Series C, 5.00% due 8/1/2022 - 8/1/2026	9,130,000	10,201,275
	Series D, 5.00% due 8/1/2030	1,050,000	1,222,809
	Pasco County School Board COP, Series A, 5.00% due 8/1/2028 - 8/1/2031	9,785,000	12,751,548
	Polk County (Water and Wastewater Utility Systems), 5.00% due 10/1/2023	1,420,000	1,487,919
	Polk County (Water and Wastewater Utility Systems; Insured: AGM), 3.00% due 10/1/2021	3,125,000	3,125,219
	Reedy Creek Improvement District (Buena Vista Drive Corridor Improvements) GO, Series A, 5.00% due 6/1/2023	1,940,000	2,094,987
	Reedy Creek Improvement District (Walt Disney World Resort Complex Utility Systems),
	Series 1,
[c]	5.00% due 10/1/2021	1,200,000	1,200,156
	5.00% due 10/1/2022 - 10/1/2023	1,375,000	1,475,109
	Reedy Creek Improvement District (Walt Disney World Resort Complex Utility Systems) GO, Series A, 5.00% due 6/1/2023 - 6/1/2025	3,710,000	4,217,932
	South Florida Water Management District (Everglades Restoration Plan) COP, 5.00% due 10/1/2021 - 10/1/2022	3,750,000	3,844,267
	St. Johns County School Board COP,
	Series A,
[c]	5.00% due 7/1/2023	510,000	551,851
	5.00% due 7/1/2024 - 7/1/2029	7,505,000	9,262,339
	State of Florida GO, Series C, 5.00% due 6/1/2025	1,845,000	2,153,668
	Sunshine State Governmental Financing Commission (Miami-Dade County Program), Series B-1, 5.00% due 9/1/2024 (pre-refunded 9/1/2023)	1,725,000	1,882,389
	Sunshine State Governmental Financing Commission (Miami-Dade County Program) ETM, Series B-1, 5.00% due 9/1/2022 - 9/1/2023	4,100,000	4,375,641
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.), Series B, 5.00% due 10/15/2023 - 10/15/2025	1,750,000	1,974,480
	Volusia County School Board (University High School, River Springs Middle School) COP, Series B, 5.00% due 8/1/2024	1,000,000	1,130,980
	Volusia County School Board COP,
	5.00% due 10/1/2029	510,000	615,917
	Series A, 5.00% due 8/1/2027 - 8/1/2031	8,600,000	11,066,071
	Georgia — 2.1%
	Athens-Clarke County Unified Government Development Authority (UGAREF Central Precinct LLC), 5.00% due 6/15/2022 - 6/15/2023	1,270,000	1,335,716
	City of Atlanta, Series A, 5.00% due 7/1/2027 - 7/1/2030	5,100,000	6,503,183
	City of Atlanta (Airport Passenger Facility),
	Series A, 5.00% due 1/1/2024 - 1/1/2025	3,850,000	4,251,292
	Series B, 5.00% due 1/1/2023 - 1/1/2025	2,645,000	2,878,388
	City of Atlanta (Atlantic Station Project), 5.00% due 12/1/2022 - 12/1/2024	3,290,000	3,604,925
	City of Atlanta (Water & Wastewater System), 5.00% due 11/1/2021 - 11/1/2025	6,630,000	7,109,665
	Development Authority of Fulton County (Georgia Tech Athletic Assoc.) ETM, 5.00% due 10/1/2022	4,420,000	4,624,779
	Georgia State Road & Tollway Authority, 5.00% due 6/1/2025 - 6/1/2031	9,545,000	12,046,476
	Main Street Natural Gas, Inc., Series A, 5.00% due 5/15/2023 - 5/15/2029	14,265,000	17,048,975
[a]	Main Street Natural Gas, Inc. (Guaranty: Citigroup Global Markets), Series C, 4.00% due 5/1/2052 (put 12/1/2028)	10,000,000	11,822,300
	Municipal Electric Authority of Georgia,
	4.00% due 11/1/2023 - 11/1/2025	3,850,000	4,245,069
	5.00% due 11/1/2026 - 11/1/2029	3,550,000	4,489,477
	Series A, 5.00% due 1/1/2026 - 1/1/2031	11,800,000	14,563,137
	Private Colleges & Universities Authority (Corp. of Mercer University), 5.00% due 10/1/2022 - 10/1/2029	2,810,000	3,336,812
[a]	Private Colleges & Universities Authority (Emory University), Series B, 0.47% (MUNIPSA + 0.42%) due 10/1/2039 (put 8/16/2022)	18,400,000	18,213,185
	Savannah (International Paper Co.) EDA, 1.90% due 8/1/2024	4,000,000	4,144,520
	Guam — 0.4%
	Government of Guam (Various Capital Projects), Series D, 5.00% due 11/15/2022 - 11/15/2024	7,460,000	8,186,790
	Government of Guam (Various Capital Projects) ETM, Series D, 5.00% due 11/15/2021	2,210,000	2,222,111
	Guam Government, Series A, 5.00% due 1/1/2025	305,000	308,550
	Guam Government Waterworks Authority (Water & Wastewater System Improvements), 5.25% due 7/1/2022 - 7/1/2023	1,695,000	1,771,690
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2023 - 10/1/2026	4,330,000	4,863,311
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2022	6,340,000	6,632,908
	Hawaii — 0.6%
	City and County of Honolulu (Capital Improvements) GO, Series B, 5.00% due 11/1/2021 - 11/1/2022	9,465,000	9,822,714
	City and County of Honolulu (Capital Improvements) GO ETM, Series A, 5.00% due 11/1/2022	1,750,000	1,838,883
	County of Hawaii (Capital Improvements) GO,
	Series A, 5.00% due 9/1/2023	800,000	871,936
	Series B, 5.00% due 9/1/2023	1,500,000	1,634,880
28 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Series C, 5.00% due 9/1/2022 - 9/1/2026	$ 3,750,000	$ 4,182,153
	Series D,
	5.00% due 9/1/2023	1,000,000	1,089,920
[c]	5.00% due 9/1/2026	2,085,000	2,485,695
	Series E, 5.00% due 9/1/2022 - 9/1/2026	2,500,000	2,729,180
	Honolulu City & County Board of Water Supply, Series A, 5.00% due 7/1/2024 (pre-refunded 7/1/2022)	1,000,000	1,035,840
	State of Hawaii (Hawaiian Home Lands Settlement) GO,
	Series DZ, 5.00% due 12/1/2022 (pre-refunded 12/1/2021)	4,000,000	4,030,720
	Series EA, 5.00% due 12/1/2021	3,000,000	3,023,040
	Idaho — 0.1%
	Idaho (Trinity Health Credit Group) HFA, Series D, 5.00% due 12/1/2022 - 12/1/2024	4,350,000	4,812,578
	Illinois — 5.7%
	Chicago Midway International Airport, Series B, 5.00% due 1/1/2022 - 1/1/2024	3,700,000	3,935,199
	Chicago O’Hare International Airport (2016 Airport Projects), Series C, 5.00% due 1/1/2027	1,750,000	2,065,175
	Chicago Park District (Capital Improvement Plan) GO,
	Series A, 5.00% due 1/1/2025	610,000	695,260
	Series B, 5.00% due 1/1/2022 - 1/1/2024	4,430,000	4,668,591
	Series C, 5.00% due 1/1/2022 - 1/1/2023	5,155,000	5,354,700
	Series D, 5.00% due 1/1/2023 - 1/1/2024	3,435,000	3,703,096
	Chicago Park District GO,
	Series A, 5.00% due 1/1/2024	155,000	170,416
	Series D, 5.00% due 1/1/2024	1,060,000	1,165,428
	Chicago Park District GO ETM, Series A, 5.00% due 1/1/2024	1,150,000	1,268,565
	Chicago School Reform Board of Trustees of the Board of Education (School District Capital Improvement Program; Insured: Natl-Re) GO, Series A, 5.25% due 12/1/2021	1,500,000	1,507,050
	City of Chicago (Chicago Midway Airport), Series B, 5.00% due 1/1/2023 - 1/1/2024	22,275,000	23,638,468
	City of Chicago (Riverwalk Expansion Project; Insured: AGM), 5.00% due 1/1/2023	1,000,000	1,034,170
	City of Chicago (Wastewater Transmission System), Series C, 5.00% due 1/1/2022 - 1/1/2025	15,750,000	17,241,117
	City of Chicago (Water System),
	Series 2017-2, 5.00% due 11/1/2021 - 11/1/2024	2,650,000	2,847,266
	Series A, 5.00% due 11/1/2027	6,250,000	7,485,375
	Series A-1, 5.00% due 11/1/2024	4,000,000	4,535,160
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2028	2,000,000	2,470,500
	City of Waukegan (Lakehurst Redevelopment Project; Insured: AGM) GO, Series A, 5.00% due 12/30/2021 - 12/30/2022	3,100,000	3,181,029
	Community College District No. 503 (Black Hawk College; Insured: AGM) GO, 5.00% due 12/1/2021 - 12/1/2024	10,935,000	11,854,110
	Community College District No. 516 (Waubonsee Community College) GO, Series A, 5.00% due 12/15/2021	6,175,000	6,233,045
	Community Unit School District No. 5 (Insured: BAM) GO, 5.00% due 4/15/2024 - 4/15/2026	1,650,000	1,905,323
	Cook County Community College District No. 508 (City Colleges of Chicago) GO,
	5.00% due 12/1/2021 - 12/1/2024	6,800,000	7,209,077
	5.25% due 12/1/2025 - 12/1/2026	3,365,000	3,646,118
	Cook County School District No 87 Berkeley (Insured: AGM) GO, 5.00% due 12/1/2029	500,000	643,450
	Cook County School District No.170 (Insured: AGM) GO, Series D, 5.00% due 12/1/2024	1,190,000	1,358,825
	County of Cook (Capital Improvement Plan) GO,
	Series A, 5.00% due 11/15/2021	5,000,000	5,026,900
	Series C,
	4.00% due 11/15/2021 - 11/15/2022	3,000,000	3,049,710
	5.00% due 11/15/2021 - 11/15/2022	3,605,000	3,694,856
	County of Cook Sales Tax Revenue, 5.00% due 11/15/2028	2,250,000	2,783,092
	Forest Preserve District of Cook County GO, Series A, 5.00% due 11/15/2021	1,500,000	1,508,085
	Forest Preserve District of DuPage County GO, 5.00% due 11/1/2021 - 11/1/2024	8,955,000	9,873,773
	Illinois Finance Authority (Advocate Health Care), 5.00% due 8/1/2023 - 8/1/2024	1,365,000	1,518,012
	Illinois Finance Authority (NorthShore University HealthSystem Obligated Group), 5.00% due 8/15/2023 - 8/15/2031	7,990,000	10,177,380
[a]	Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group), Series B, 5.00% due 7/15/2057 (put 12/15/2022)	2,270,000	2,398,595
	Illinois Finance Authority (Rush University Medical Center), Series A, 5.00% due 11/15/2021 - 11/15/2025	2,770,000	3,125,690
	Illinois Finance Authority (Trinity Health), Series L, 4.00% due 12/1/2021	1,265,000	1,272,527
	Illinois State Toll Highway Authority,
	5.00% due 1/1/2025	2,000,000	2,294,520
	Series D, 5.00% due 1/1/2023 - 1/1/2024	10,500,000	11,415,405
	Kane McHenry Cook & DeKalb Counties Unit School District No. 300 (Insured: AMBAC) GO, Zero Coupon due 12/1/2021	1,235,000	1,234,345
	Kane McHenry Cook & DeKalb Counties Unit School District No. 300 (Insured: AMBAC) GO ETM, Zero Coupon due 12/1/2021	765,000	764,518
	Kane McHenry Cook & DeKalb Counties Unit School District No. 300 GO, 5.00% due 1/1/2024	7,150,000	7,884,233
	Knox & Warren Counties Community Unit School District No 205 Galesburg GO,
	Series B,
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 29

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	4.00% due 12/1/2021 - 12/1/2024	$ 4,625,000	$ 4,905,564
	5.00% due 12/1/2025 - 12/1/2029	7,400,000	9,034,003
	McHenry County Conservation District GO, 5.00% due 2/1/2025	2,000,000	2,298,760
	Metropolitan Water Reclamation District of Greater Chicago (Green Bond) GO, Series E, 5.00% due 12/1/2025	1,000,000	1,182,260
	Peoria Metropolitan Airport Authority GO, Series D, 5.00% due 12/1/2027	1,000,000	1,206,070
	Sales Tax Securitization Corp., Series A, 5.00% due 1/1/2028 - 1/1/2029	6,445,000	7,976,775
	State of Illinois (State Facilities Improvements) GO, Series D, 5.00% due 11/1/2021 - 11/1/2024	6,150,000	6,646,042
	State of Illinois GO,
	5.50% due 5/1/2024 - 5/1/2030	2,350,000	2,805,645
	Series A, 5.00% due 12/1/2021	4,500,000	4,534,020
	Series D, 5.00% due 11/1/2023 - 11/1/2028	36,240,000	43,633,708
	State of Illinois Sales Tax Revenue, Series B, 5.00% due 6/15/2026 - 6/15/2029	20,000,000	24,522,100
	State of Illinois Sales Tax Revenue (Insured: BAM-Natl-Re), Series 1, 6.00% due 6/15/2026	235,000	283,690
	Village of Tinley Park GO, 4.00% due 12/1/2022	625,000	651,706
	Will & Kendall Counties Plainfield Community Consolidated School District 202 (Capital Improvements; Insured: BAM) GO, Series A, 5.00% due 1/1/2023 - 1/1/2025	21,125,000	23,281,897
	Indiana — 0.9%
	Avon Community School Building Corp (Educational Facilities; Insured: State Intercept), 5.00% due 7/15/2022 - 7/15/2027	4,530,000	5,197,966
	Carmel Local Public Improvement Bond Bank,
	Series A,
	4.00% due 1/15/2029 - 1/15/2030	1,715,000	2,061,152
[c]	4.00% due 7/15/2030	500,000	599,830
	City of Carmel Redevelopment Authority (Road and Intersection Improvements), 5.00% due 8/1/2022	2,510,000	2,578,071
	City of Indianapolis Department of Public Utilities Gas Utility Revenue, Series A, 5.00% due 8/15/2022	1,000,000	1,040,880
	Hamilton Southeastern Consolidated School Building Corp. (Educational Facilities; Insured: State Intercept), Series D, 5.00% due 7/15/2022 - 1/15/2024	1,980,000	2,115,854
	Indiana Finance Authority (Community Health Network), Series A, 5.00% due 5/1/2022	1,230,000	1,263,653
	Indiana Finance Authority (CWA Authority, Inc. Wastewater System Project), Series A, 5.00% due 10/1/2021 - 10/1/2024	2,000,000	2,159,935
	Indiana Finance Authority (CWA Authority, Inc.),
	Series 1, 5.00% due 10/1/2030 - 10/1/2031	5,500,000	7,312,344
	Series 2, 5.00% due 10/1/2029 - 10/1/2031	2,740,000	3,629,522
[a]	Indiana Finance Authority (Indiana University Health, Inc. Obligated Group), Series 2011L, 0.70% due 12/1/2046 (put 1/1/2026)	7,500,000	7,539,225
	Indiana Finance Authority (Parkview Health System), 5.00% due 5/1/2022	1,135,000	1,165,978
	Indiana Municipal Power Agency (Power Supply System), Series A, 5.00% due 1/1/2026 - 1/1/2028	4,235,000	5,139,548
	Lake Central Multi-District School Building Corp. (Educational Facilities) (State Aid Withholding),
	Series B,
	4.00% due 1/15/2022	1,455,000	1,470,307
	5.00% due 7/15/2022	1,000,000	1,036,930
	Southwest Allen Multi School Building Corp. ((Metropolitan School District of Southwest Allen County; Insured: State Intercept), 5.00% due 1/15/2029 - 7/15/2029	4,070,000	5,096,895
	Iowa — 0.2%
	Des Moines Independent Community School District (School Infrastructure; Insured: AGM), 4.00% due 6/1/2022	2,140,000	2,145,949
	Iowa Finance Authority (Genesis Health System), 5.00% due 7/1/2024 (pre-refunded 7/1/2023)	2,350,000	2,542,583
	Iowa Finance Authority (Genesis Health System) ETM, 5.00% due 7/1/2022 - 7/1/2023	3,735,000	3,958,674
	Kansas — 1.5%
	Johnson County No. 512 Shawnee Mission USD GO, Series A, 5.00% due 10/1/2034 (pre-refunded 10/1/2025)	2,000,000	2,362,440
[a]	Kansas (AdventHealth Obligated Group) DFA, Series B, 5.00% due 11/15/2054 (put 11/15/2031)	26,930,000	36,198,229
	Kansas (National Bio and Agro-Defense Facility) DFA, Series G, 5.00% due 4/1/2022 - 4/1/2025	27,395,000	29,209,908
	Kansas DFA, Series SRF, 5.00% due 5/1/2026	765,000	919,392
	Seward County No. 480 USD GO,
	Series B,
	5.00% due 9/1/2024 - 9/1/2026	4,020,000	4,694,355
	5.00% due 9/1/2027 (pre-refunded 9/1/2025)	2,100,000	2,473,695
	Unified Government of Wyandotte County/Kansas City (Utility Systems Improvement), Series A, 5.00% due 9/1/2022 - 9/1/2024	3,600,000	3,867,402
	Wyandotte County No. 500 (General Improvement) USD GO, Series A, 5.00% due 9/1/2025 - 9/1/2026	5,675,000	6,730,820
	Kentucky — 2.2%
	County of Trimble (Louisville Gas and Electric Co.), Series A, 0.625% due 9/1/2026	2,000,000	1,986,940
	Kentucky Economic (Norton Healthcare, Inc.; Insured: Natl-Re) DFA, Series B, Zero Coupon due 10/1/2021 - 10/1/2023	7,080,000	7,004,235
[a]	Kentucky Public Energy Authority, Series A, 4.00% due 4/1/2048 (put 4/1/2024)	77,915,000	84,268,189
	Kentucky State Property & Building Commission (Kentucky Finance and Administration Cabinet; Insured: BAM), 5.00% due 4/1/2031	11,760,000	14,301,689
	Kentucky State Property & Building Commission (Project No. 112), Series B, 5.00% due 11/1/2021	1,050,000	1,053,791
[b]	Kentucky Turnpike Authority (Kentucky Transportation Cabinet), Series A, 5.00% due 7/1/2029 - 7/1/2031	3,665,000	4,798,141
30 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Louisville/Jefferson County Metropolitan Government (Norton Healthcare, Inc.), 5.00% due 10/1/2026	$ 3,000,000	$ 3,641,460
	Turnpike Authority of Kentucky (Revitalization Projects),
	Series B,
[c]	5.00% due 7/1/2025	2,435,000	2,832,416
	5.00% due 7/1/2026	3,180,000	3,808,209
	Louisiana — 2.6%
	City of Bossier Sales & Use Tax Revenue (Public Improvements; Insured: AGM), Series ST-2010, 4.50% due 12/1/2021	2,240,000	2,254,762
	City of New Orleans (Public Improvements) GO, 5.00% due 12/1/2021	1,200,000	1,209,156
	City of New Orleans (Public Improvements; Insured: AGM) GO, 5.00% due 12/1/2021	5,700,000	5,743,491
	City of Shreveport (Water and Sewer System; Insured: BAM), Series A, 5.00% due 12/1/2022 - 12/1/2024	15,195,000	16,601,911
	City of Shreveport (Water and Sewer System; Insured: BAM) ETM, Series A, 5.00% due 12/1/2021	8,185,000	8,247,452
	Consolidated Government of the City of Baton Rouge & Parish of East Baton Rouge (Insured: AGM), 5.00% due 8/1/2027 - 8/1/2030	4,750,000	5,962,951
	East Baton Rouge Sewerage Commission (Wastewater System Improvements),
	Series A,
	5.00% due 2/1/2028 - 2/1/2029	1,600,000	2,025,657
[c]	5.00% due 2/1/2030	800,000	1,039,648
	Series B, 5.00% due 2/1/2023 - 2/1/2025	2,150,000	2,393,538
	Ernest N. Morial - New Orleans Exhibition Hall Authority (Convention Center), 5.00% due 7/15/2022 - 7/15/2023	2,000,000	2,072,100
	Jefferson Sales Tax District (Insured: AGM),
	Series A, 5.00% due 12/1/2023 - 12/1/2027	4,700,000	5,561,786
	Series B, 5.00% due 12/1/2027 - 12/1/2028	4,690,000	5,863,455
	Louisiana Energy & Power Authority (LEPA Unit No. 1 Power; Insured: AGM), Series A, 5.00% due 6/1/2022 - 6/1/2023	1,750,000	1,838,405
	Louisiana Energy & Power Authority (Rodemacher Unit No. 2 Power), 5.00% due 1/1/2023	1,740,000	1,834,412
	Louisiana Local Govt Environmental Facilities & Community Development Authority (LCTCS Act 391 Project; Insured: BAM), 5.00% due 10/1/2022 - 10/1/2027	15,565,000	18,012,412
	Louisiana Local Govt Environmental Facilities & Community Development Authority (Louisiana Community & Technical College System), 5.00% due 10/1/2025 - 10/1/2027	2,960,000	3,535,342
	Louisiana Office Facilities Corp. (Louisiana Division of Administration), 5.00% due 11/1/2022	1,455,000	1,526,833
	Louisiana Offshore Terminal Authority (Loop LLC),
[a]	1.65% due 9/1/2027 (put 12/1/2023)	6,150,000	6,328,719
[a]	Series A, 1.65% due 9/1/2033 (put 12/1/2023)	5,000,000	5,145,300
[a]	Series C, 1.65% due 9/1/2034 (put 12/1/2023)	5,000,000	5,145,300
	Louisiana Public Facilities Authority (Hurricane Recovery Program), 5.00% due 6/1/2022 - 6/1/2023	7,945,000	8,412,851
[a]	Louisiana Public Facilities Authority (Ochsner Clinic Foundation Obligated Group), Series B, 5.00% due 5/15/2050 (put 5/15/2025)	3,500,000	4,047,225
	Parish of LaFourche (Roads, Highways & Bridges),
[c]	5.00% due 1/1/2022	415,000	419,777
	5.00% due 1/1/2023	515,000	545,308
[a]	Parish of St. Charles (Valero Energy Corp. Refinery), 4.00% due 12/1/2040 (put 6/1/2022)	19,125,000	19,565,831
	Shreveport Water & Sewer Revenue (Insured: BAM), Series C, 5.00% due 12/1/2024 - 12/1/2026	2,420,000	2,829,671
	State of Louisiana, 5.00% due 9/1/2028 - 9/1/2031	5,410,000	7,061,780
	Maine — 0.1%
	Maine Governmental Facilities Authority (Augusta & Machias Courthouses),
	Series A,
	5.00% due 10/1/2021 - 10/1/2022	2,490,000	2,546,736
[c]	5.00% due 10/1/2023	1,445,000	1,583,792
	Maryland — 0.8%
	County of Charles GO, 5.00% due 10/1/2031	2,150,000	2,772,081
	Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group), Series B, 5.00% due 4/15/2025 - 4/15/2030	7,005,000	8,652,253
	Montgomery County GO, Series C, 5.00% due 10/1/2025	1,250,000	1,475,437
	Prince County George’s GO, Series A, 5.00% due 9/15/2026	6,110,000	7,416,868
	State of Maryland Department of Transportation, 5.00% due 10/1/2029	6,850,000	8,897,328
	State of Maryland GO,
	Series A, 5.00% due 3/1/2031	5,000,000	6,691,250
	Series B, 5.00% due 8/1/2024	6,955,000	7,879,597
	Washington Suburban Sanitary Commission, 5.00% due 6/1/2030	3,000,000	3,863,250
	Massachusetts — 1.6%
	City of Methuen (Bans) (State Aid Withholding) GO, 1.00% due 9/1/2022	2,000,000	2,012,560
	Commonwealth of Massachusetts, Series G, 5.00% due 9/1/2030	10,500,000	13,882,995
	Commonwealth of Massachusetts GO, Series G, 5.00% due 9/1/2029	5,000,000	6,495,600
	Massachusetts (Berkshire Health Systems, Inc. Obligated Group) DFA, Series I, 5.00% due 10/1/2027 - 10/1/2031	3,520,000	4,510,846
	Massachusetts (Beth Israel Lahey Health Obligated Group) DFA, 5.00% due 7/1/2027 - 7/1/2028	2,000,000	2,489,620
	Massachusetts (CareGroup Healthcare System) DFA, Series I, 5.00% due 7/1/2023 - 7/1/2027	11,470,000	13,160,423
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 31

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Massachusetts (Insured: BHAC-CR FGIC), 5.50% due 1/1/2029	$ 8,300,000	$ 10,753,563
	Massachusetts (Mount Auburn Hospital Health Records System) DFA, Series H-1, 5.00% due 7/1/2022 - 7/1/2025	15,415,000	17,035,040
[a]	Massachusetts (President & Trustees of Williams College) DFA, Series N, 0.45% due 7/1/2041 (put 7/1/2025)	2,000,000	2,003,420
	Massachusetts School Building Authority, Series C, 5.00% due 8/15/2029	2,440,000	2,864,560
[a]	Massachusetts Transportation Trust Fund Metropolitan Highway System Revenue, Series A, 5.00% due 1/1/2039 (put 1/1/2023)	3,630,000	3,844,279
	Pennsylvania (UPMC Obligated Group) EDFA, Series J, 5.25% due 10/1/2023	595,000	652,150
	University of Massachusetts Building Authority (University of Massachusetts),
	Series 2021-1,
[c]	5.00% due 11/1/2026	4,000,000	4,898,920
	5.00% due 11/1/2027 - 11/1/2031	5,500,000	7,155,480
	Michigan — 2.2%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2022 - 11/15/2025	1,870,000	2,089,941
	County of Genesee (Water Supply System; Insured: BAM) GO, 5.00% due 11/1/2022	600,000	630,714
	Livonia Public Schools (Insured: BAM) GO, Series I, 5.00% due 5/1/2029 - 5/1/2030	2,035,000	2,614,168
	Michigan Finance Authority ((McLaren Health Care Corp. Obligated Group), 5.00% due 2/15/2029	1,000,000	1,274,150
	Michigan Finance Authority (Beaumont Health Credit Group), 5.00% due 8/1/2023 - 8/1/2025	18,800,000	21,075,086
	Michigan Finance Authority (Henry Ford Health System), 5.00% due 11/15/2027	1,000,000	1,213,270
	Michigan Finance Authority (McLaren Health Care Corp. Obligated Group), 5.00% due 2/15/2028	1,000,000	1,248,650
	Michigan Finance Authority (Trinity Health Credit Group),
	5.00% due 12/1/2022 - 12/1/2024	4,500,000	4,953,925
	Series A, 5.00% due 12/1/2024 - 12/1/2028	6,000,000	7,203,690
	Michigan State Building Authority, Series I, 5.00% due 10/15/2030	2,500,000	3,312,500
	Michigan State Building Authority (Facilities Program), Series I, 5.00% due 4/15/2023 - 4/15/2026	1,865,000	2,096,978
	Muskegon Public Schools (Insured: Q-SBLF) GO, Series- II, 5.00% due 5/1/2027	200,000	245,256
	Royal Oak Hospital Finance Authority (William Beaumont Hospital), Series D, 5.00% due 9/1/2023 - 9/1/2024	3,240,000	3,575,601
	School District of the City of Dearborn (Insured: Q-SBLF) GO, 4.00% due 5/1/2022 - 5/1/2023	1,160,000	1,208,148
	School District of the City of Detroit (Wayne County School Building & Site; Insured: Q-SBLF) GO, Series A, 5.00% due 5/1/2022	3,000,000	3,082,080
	State Building Authority of the State of Michigan (Higher Education Facilities Program), Series I-A, 5.00% due 10/15/2021 - 10/15/2023	11,715,000	12,615,452
	State of Michigan Trunk Line Revenue, Series B, 5.00% due 11/15/2028 - 11/15/2030	32,500,000	42,331,200
	Wayne State University, Series A, 5.00% due 11/15/2023 - 11/15/2026	12,640,000	14,704,998
	West Ottawa Public Schools,
[b]	4.00% due 11/1/2031	395,000	481,920
[b]	5.00% due 11/1/2028 - 11/1/2029	625,000	794,531
	Minnesota — 0.2%
	Minnesota Higher Education Facilities Authority, 5.00% due 10/1/2029	300,000	383,805
	Minnesota Housing Finance Agency (Collateralized: GNMA, FNMA, FHLMC),
	Series F,
	1.90% due 1/1/2029	225,000	227,876
	1.95% due 7/1/2029	535,000	542,795
[a]	Minnesota Housing Finance Agency (Residential Single Family Development; Collateralized: GNMA, FNMA, FHLMC), Series H, 0.60% (MUNIPSA + 0.55%) due 7/1/2041 (put 12/12/2023)	7,525,000	7,621,297
	Port Authority of the City of St. Paul (Minnesota Andersen Office Building), Series 3, 5.00% due 12/1/2021 - 12/1/2022	2,215,000	2,291,190
	St. Paul Housing and Redevelopment Authority (HealthPartners), Series A, 5.00% due 7/1/2023 - 7/1/2025	1,850,000	2,049,735
	Mississippi — 0.2%
	Mississippi Development Bank (City of Gulfport) GO,
	4.00% due 9/1/2031	395,000	457,604
	5.00% due 9/1/2028	310,000	386,961
	Mississippi Development Bank (Jackson Public School District; Insured: BAM), 5.00% due 10/1/2024 - 10/1/2028	2,400,000	2,880,248
	Mississippi Development Bank (MDOT-Harrison County Highway), Series A, 5.00% due 1/1/2022 - 1/1/2023	2,500,000	2,600,055
	Mississippi Development Bank (MDOT-Madison County Highway), Series C, 5.00% due 1/1/2022 - 1/1/2023	2,250,000	2,335,307
	Missouri — 0.3%
	City of Excelsior Springs (Insured: BAM) COP,
	Series A, 4.00% due 9/1/2024 - 9/1/2028	1,860,000	2,138,598
	Series B, 4.00% due 3/1/2025 - 3/1/2030	1,230,000	1,414,039
	Jackson County (Parking Facility Projects), 4.00% due 12/1/2021	1,000,000	1,006,080
	Kansas City Municipal Assistance Corp. (H. Roe Bartle Convention Center & Infrastructure Project; Insured: AMBAC), Series B-1, Zero Coupon due 4/15/2022	5,040,000	5,025,686
	Missouri (City of Independence Electric System) DFB ISD, Series F, 4.00% due 6/1/2022	3,155,000	3,234,285
	Special Administrative Board of the Transitional School District of the City of St. Louis (State Aid Withholding) GO, 4.00% due 4/1/2022	3,300,000	3,361,017
	Nebraska — 1.3%
32 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Central Plains Energy Project,
[a]	4.00% due 12/1/2049 (put 8/1/2025)	$ 8,500,000	$ 9,543,885
[a]	5.00% due 3/1/2050 (put 1/1/2024)	50,000,000	54,740,500
	Douglas County Hospital Authority No. 3 (Nebraska Methodist Health System), 5.00% due 11/1/2022 - 11/1/2025	6,980,000	7,804,788
	Nevada — 2.8%
	Carson City (Carson Tahoe Regional Healthcare),
	5.00% due 9/1/2023 - 9/1/2027	1,105,000	1,288,574
[c]	5.00% due 9/1/2025	600,000	701,004
	Carson City (Carson Tahoe Regional Healthcare) ETM, 5.00% due 9/1/2022	2,450,000	2,556,820
	Clark County School District (Acquisition of Transportation & Technology Equipment) GO,
	Series C, 5.00% due 6/15/2022	2,560,000	2,645,581
	Series D, 5.00% due 6/15/2022	27,150,000	28,057,624
	Clark County School District (Insured: BAM) GO, Series B, 5.00% due 6/15/2025	6,910,000	8,040,960
	Clark County School District GO, Series A, 5.00% due 6/15/2023	4,000,000	4,321,040
	County of Washoe GO, 5.00% due 7/1/2027 - 7/1/2031	15,220,000	20,016,769
	Las Vegas Convention and Visitors Authority, Series C, 5.00% due 7/1/2023 - 7/1/2026	3,050,000	3,506,070
	Las Vegas Valley Water District GO,
	Series A, 5.00% due 6/1/2023 - 6/1/2026	55,955,000	63,197,789
	Series B, 5.00% due 12/1/2025	20,000,000	23,258,400
	State of Nevada (Water Pollution Control Revolving Fund) GO, 5.00% due 8/1/2030	1,530,000	1,956,594
	New Hampshire — 0.1%
	New Hampshire Municipal Bond Bank (Educational Facilities; Insured: State Intercept), Series C, 5.25% due 8/15/2022	2,770,000	2,891,160
	New Jersey — 3.3%
	City of Jersey City (Qualified General Improvement; Insured: BAM) (State Aid Withholding) GO, Series A, 5.00% due 8/1/2022 - 8/1/2023	4,985,000	5,289,136
[b]	City of Newark GO, Series E, 1.25% due 10/3/2022	4,000,000	4,038,240
	Essex County Improvement Authority (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re) GO, 5.50% due 10/1/2024	5,000,000	5,772,950
	Hudson County Improvement Authority, Series C-1, 1.00% due 8/16/2022	3,400,000	3,423,392
	New Jersey (Insured: Natl-Re) EDA, Series K, 5.25% due 12/15/2021	1,000,000	1,009,780
	New Jersey (New Jersey Transit Corporation) (State Aid Withholding) EDA, Series B, 5.00% due 11/1/2024	8,000,000	9,102,480
	New Jersey (New Jersey Transit Corporation) EDA,
	5.00% due 11/1/2029	40,000	51,260
	Series B, 5.00% due 11/1/2023	2,500,000	2,739,175
	New Jersey (School Facilities Construction) EDA,
	5.00% due 6/15/2028 - 6/15/2029	4,190,000	5,279,809
	Series NN, 5.00% due 3/1/2026	1,410,000	1,501,904
	Series UU, 5.00% due 6/15/2028	7,930,000	8,856,620
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N-1, 5.50% due 9/1/2027	2,750,000	3,458,263
	New Jersey (Self Designated Social Bonds) EDA, Series QQQ, 5.00% due 6/15/2030 - 6/15/2031	830,000	1,080,205
	New Jersey (State of New Jersey Department of the Treasury) EDA,
	5.00% due 6/15/2028 - 6/15/2031	5,240,000	6,656,705
	Series BBB, 5.50% due 6/15/2029	1,000,000	1,229,950
	New Jersey (Virtua Health Issue) HFFA, 5.00% due 7/1/2023 - 7/1/2024	1,535,000	1,685,187
	New Jersey EDA,
	Series- II, 5.00% due 3/1/2025	775,000	789,748
	Series XX, 5.00% due 6/15/2026	1,140,000	1,321,830
	New Jersey Transportation Trust Fund Authority,
	Series A, 5.00% due 12/15/2029	1,550,000	1,953,016
	Series-A, 5.00% due 6/15/2028	4,240,000	5,042,081
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
	5.00% due 6/15/2023 - 6/15/2024	6,275,000	6,911,101
	Series A, 5.25% due 12/15/2022	2,000,000	2,117,180
	Series A-1, 5.00% due 6/15/2025 - 6/15/2027	30,535,000	36,344,972
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements; Insured: AMBAC),
	Series A, 5.25% due 12/15/2021	6,000,000	6,058,680
	Series B, 5.25% due 12/15/2023	3,545,000	3,922,365
	New Jersey Transportation Trust Fund Authority (Transportation System),
	5.00% due 12/15/2025 - 12/15/2027	21,850,000	26,619,789
	Series A, 5.00% due 6/15/2024	950,000	1,066,071
	Passaic Valley Sewerage Commission (Sewer System), Series G, 5.75% due 12/1/2021	4,500,000	4,539,150
	State of New Jersey (COVID-19 GO Emergency Bonds) GO, Series A, 5.00% due 6/1/2024 - 6/1/2029	23,500,000	29,131,415
	New Mexico — 1.0%
	Albuquerque Municipal School District No 12 (State Aid Witholding) GO, Series A, 5.00% due 8/1/2022 - 8/1/2026	1,675,000	1,875,600
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 33

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Carlsbad Municipal School District (Educational Facilities) (State Aid Withholding) GO, 5.00% due 8/1/2023	$ 1,650,000	$ 1,792,890
	City of Albuquerque (City Infrastructure Improvements) GO, Series A, 5.00% due 7/1/2023	1,360,000	1,473,261
	City of Farmington (Public Service Co. of New Mexico),
[a,b]	Series A, 0.875% due 6/1/2040 (put 10/1/2026)	2,000,000	1,987,420
[a]	Series B, 2.125% due 6/1/2040 (put 6/1/2022)	3,500,000	3,535,980
[a]	Series C, 1.15% due 6/1/2040 (put 6/1/2024)	4,500,000	4,560,075
[a]	Series D, 1.10% due 6/1/2040 (put 6/1/2023)	7,000,000	7,062,720
	City of Santa Fe (El Castillo Retirement Residences), 4.50% due 5/15/2022	565,000	573,984
	County of Santa Fe GRT, 3.00% due 6/1/2027	1,000,000	1,109,680
	New Mexico Educational Assistance Foundation (Student Loans), Series A-1, 5.00% due 12/1/2021	3,000,000	3,010,050
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group), 5.00% due 8/1/2024 - 8/1/2025	1,780,000	2,043,931
	New Mexico Mortgage Finance Authority (Collateralized: GNMA, FNMA, FHLMC), Series F, 3.50% due 7/1/2050	9,710,000	10,594,775
	New Mexico Municipal Energy Acquisition Authority,
	Series A,
	4.00% due 11/1/2023 - 11/1/2024	2,650,000	2,893,652
[a]	5.00% due 11/1/2039 (put 5/1/2025)	4,600,000	5,296,348
	New Mexico State University, Series B, 5.00% due 4/1/2022	575,000	588,156
	New Mexico State University (Insured: BAM), Series A, 5.00% due 4/1/2029	1,645,000	2,050,542
	New Mexico State University ETM, Series B, 5.00% due 4/1/2022	675,000	690,977
	Rio Rancho Public School District No. 94 (State Aid Withholding) GO, Series A, 5.00% due 8/1/2026	1,085,000	1,302,358
	Santa Fe County (County Buildings & Facilities) GRT, Series A, 5.00% due 6/1/2025	1,250,000	1,458,725
	State of New Mexico Severance Tax Permanent Fund, Series A, 5.00% due 7/1/2026	600,000	721,542
	New York — 5.7%
	City of New York (City Budget Financial Management) GO,
	Series D, 5.00% due 8/1/2022	3,000,000	3,119,400
	Series G, 5.00% due 8/1/2022 - 8/1/2023	16,145,000	17,241,419
	Series J, 5.00% due 8/1/2023 - 8/1/2024	33,130,000	36,943,198
	Series K, 5.00% due 8/1/2022	13,075,000	13,595,254
	City of New York GO, Series J, 5.00% due 8/1/2026	750,000	906,847
	County of Nassau (Insured: AGM) GO, Series A, 5.00% due 4/1/2028 - 4/1/2031	4,500,000	5,762,355
	County of Suffolk (Insured: AGM) GO, Series A, 5.00% due 2/1/2025	800,000	917,784
	County of Suffolk (Insured: BAM) GO, Series D, 5.00% due 10/15/2025	750,000	879,518
	Erie County (State Aid Witholding) IDA, Series A, 5.00% due 5/1/2029 - 5/1/2030	3,300,000	4,277,358
	Long Island Power Authority, Series A, 5.00% due 9/1/2026 - 9/1/2030	3,475,000	4,416,859
	Metropolitan Transportation Authority,
	Series A-1, 5.00% due 11/15/2025	1,265,000	1,451,550
	Series B,
	4.00% due 11/15/2026	1,660,000	1,900,650
	5.00% due 11/15/2028	1,230,000	1,465,410
	Series C-1,
	5.00% due 11/15/2027	1,070,000	1,245,287
	5.25% due 11/15/2028 - 11/15/2029	16,100,000	18,852,573
	Series D-1, 5.00% due 11/15/2028 - 11/15/2029	4,990,000	5,792,859
	Series F, 5.00% due 11/15/2025	1,055,000	1,231,797
	Metropolitan Transportation Authority (Green Bond),
	Series A2, 5.00% due 11/15/2027	3,450,000	4,115,712
	Series B, 5.00% due 11/15/2025 - 11/15/2027	6,650,000	7,853,899
	Series C-1, 5.00% due 11/15/2024 - 11/15/2026	6,840,000	7,997,909
	Metropolitan Transportation Authority (Transit and Commuter System), Series B-1, 5.00% due 5/15/2022	15,430,000	15,884,105
	Monroe County (St. John Fisher College) IDC, Series A, 5.00% due 6/1/2022	2,000,000	2,060,820
	Nassau County Interim Finance Authority, Series A, 5.00% due 11/15/2025 - 11/15/2031	8,120,000	10,804,566
	New York City Transitional Finance Authority Future Tax Secured Revenue,
	5.00% due 11/1/2026 - 11/1/2031	18,985,000	24,249,334
	Series 1, 5.00% due 11/1/2026 - 11/1/2029	9,000,000	11,296,320
	Series D, 5.00% due 11/1/2024 - 11/1/2025	2,750,000	3,174,725
	Series G5, 5.00% due 5/1/2028	1,500,000	1,891,650
	New York City Trust for Cultural Resources (Lincoln Center for the Performing Arts, Inc.), Series A, 5.00% due 12/1/2026	2,500,000	3,025,400
	New York City Water & Sewer System,
	Series DD, 5.00% due 6/15/2026	1,250,000	1,509,812
	Series EE, 5.00% due 6/15/2031	7,000,000	9,430,260
	New York State Dormitory Authority, Series A, 5.00% due 3/15/2030	8,040,000	10,084,813
	New York State Dormitory Authority (School Districts Financing Program) (State Aid Withholding),
	Series G, 5.00% due 10/1/2022	300,000	314,166
34 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Series H, 5.00% due 10/1/2021	$ 750,000	$ 750,098
	New York State Dormitory Authority (School Districts Financing Program; Insured: AGC) (State Aid Withholding), Series B, 5.25% due 10/1/2023	140,000	140,526
	New York State Dormitory Authority (School Districts Financing Program; Insured: AGM) (State Aid Withholding),
	Series A, 5.00% due 10/1/2021 - 10/1/2024	7,400,000	7,994,828
	Series F, 5.00% due 10/1/2021	1,250,000	1,250,162
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue),
	Series A, 5.00% due 2/15/2025 - 3/15/2031	22,610,000	29,495,973
	Series D, 5.00% due 2/15/2030	1,230,000	1,606,380
	New York State Dormitory Authority (State of New York Sales Tax Revenue), Series E, 5.00% due 3/15/2029	4,135,000	5,258,314
[a]	New York State Energy Research & Development Authority (New York State Electric & Gas Corp.), Series C, 2.625% due 4/1/2034 (put 7/3/2023)	1,415,000	1,466,732
	New York State Environmental Facilities Corp. (State of New York State Revolving Fund), 5.00% due 5/15/2025	1,075,000	1,208,225
	New York State Housing Finance Agency (Green Bond), Series I, 2.70% due 11/1/2023	2,125,000	2,217,777
	New York State Thruway Authority (Governor Thomas E. Dewey Thruway),
	Series I, 5.00% due 1/1/2022	3,000,000	3,034,920
	Series K, 5.00% due 1/1/2024 - 1/1/2025	3,000,000	3,408,850
	New York State Urban Development Corp.,
	5.00% due 3/15/2031	1,500,000	1,977,600
	Series E, 5.00% due 3/15/2031	5,000,000	6,509,950
	State of New York Mortgage Agency,
	Series 223,
	1.85% due 4/1/2026	400,000	414,120
	1.90% due 10/1/2026	815,000	844,715
	1.95% due 4/1/2027	1,000,000	1,036,600
	2.00% due 10/1/2027	775,000	803,024
	2.05% due 4/1/2028	450,000	465,845
	2.25% due 4/1/2030	1,320,000	1,351,838
	2.30% due 10/1/2030	1,110,000	1,134,531
	Town of Oyster Bay (Insured: BAM) GO, 4.00% due 11/1/2023 - 11/1/2026	3,195,000	3,573,455
	Town of Oyster Bay GO, 4.00% due 3/1/2024	825,000	895,760
	Triborough Bridge and Tunnel Authority (MTA Bridges and Tunnels),
	Series A, 5.00% due 11/15/2021	5,140,000	5,168,064
	Series C-1, 5.00% due 11/15/2026	4,000,000	4,878,280
	West Seneca Central School District (Insured: BAM) (State Aid Withholding) GO, 5.00% due 11/15/2022	1,000,000	1,052,440
	Westchester County Local Development Corp. (Miriam Osborn Memorial Home Association Obligated Group),
	5.00% due 7/1/2024 - 7/1/2028	1,125,000	1,290,641
[c]	5.00% due 7/1/2027	270,000	312,036
	North Carolina — 1.2%
	Charlotte-Mecklenburg Hospital Authority (Atrium Health Obligated Group),
[a]	Series C, 5.00% due 1/15/2050 (put 12/1/2028)	6,000,000	7,638,960
[a]	Series D, 5.00% due 1/15/2049 (put 12/1/2031)	1,250,000	1,679,088
	Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System),
	Series A,
	4.00% due 1/15/2022	875,000	884,153
	5.00% due 1/15/2023 - 1/15/2024	4,255,000	4,510,469
	City of Charlotte (Equipment Acquisition & Public Facilities) ETM COP, Series C, 5.00% due 12/1/2021 - 12/1/2025	7,940,000	8,712,988
[a]	Columbus County Industrial Facilities & Pollution Control Financing Authority (International Paper Co.), 2.00% due 11/1/2033 (put 10/1/2024)	1,100,000	1,144,902
	County of Buncombe (Primary, Middle School & Community College Facilities), Series A, 5.00% due 6/1/2022 - 6/1/2024	2,350,000	2,517,197
	County of Dare (Educational Facility Capital Projects),
	Series A,
	4.00% due 6/1/2022	490,000	502,206
	5.00% due 6/1/2024	700,000	755,111
	County of New Hanover, 4.00% due 8/1/2025	2,300,000	2,612,294
	County of Randolph,
	Series B, 5.00% due 10/1/2021 - 10/1/2023	3,560,000	3,703,467
	Series C, 5.00% due 10/1/2021 - 10/1/2023	900,000	937,665
	New County Hanover, 5.00% due 8/1/2027	3,685,000	4,575,922
	North Carolina Eastern Municipal Power Agency ETM, Series A, 5.00% due 1/1/2022	4,715,000	4,767,478
	North Carolina Municipal Power Agency (Catawba Electric), Series B, 4.00% due 1/1/2022	1,250,000	1,261,475
	North Carolina Turnpike Authority, 5.00% due 1/1/2023 - 1/1/2029	18,130,000	21,222,425
	Winston-Salem State University (Student Housing and Student Services Facilities), 5.00% due 4/1/2022	945,000	966,452
	North Dakota — 0.0%
	County of McKenzie, 5.00% due 8/1/2022	1,000,000	1,039,090
	Ohio — 2.8%
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 35

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Akron, Bath & Copley Joint Township Hospital District (Children’s Hospital Medical Center), 5.00% due 11/15/2021	$ 1,000,000	$ 1,005,470
	American Municipal Power, Inc. (AMP Fremont Energy Center),
[a]	Series A-2, 1.00% due 2/15/2048 (put 8/15/2024)	3,000,000	3,039,390
	Series B, 5.00% due 2/15/2022	2,750,000	2,797,740
	Cincinnati City School District Board of Education (Educational Facilities; Insured: Natl-Re) GO, 5.25% due 12/1/2023	2,690,000	2,974,925
	City of Akron (Community Learning Centers), Series A, 5.00% due 12/1/2021	4,120,000	4,151,683
	City of Cleveland (Municipal Street System Improvements) GO,
	Series A,
[c]	3.00% due 12/1/2021	2,305,000	2,315,234
	4.00% due 12/1/2022 - 12/1/2023	6,725,000	7,140,940
	5.00% due 12/1/2025 - 12/1/2026	7,165,000	8,448,994
	City of Cleveland (Parks & Recreation Facilities),
	Series A2, 5.00% due 11/15/2022	1,030,000	1,084,456
	Series A-3, 5.00% due 10/1/2021 - 10/1/2023	1,800,000	1,887,478
	City of Cleveland (Public Facilities Improvements), Series B1, 5.00% due 10/1/2025 - 10/1/2028	3,200,000	3,929,244
	City of Cleveland (Public Facilities), Series A-1, 5.00% due 10/1/2022 - 10/1/2023	2,060,000	2,211,055
	City of Cleveland Income Tax Revenue, Series A-1, 4.00% due 10/1/2031	500,000	610,050
	City of Columbus GO, Series A, 5.00% due 4/1/2022	1,800,000	1,842,714
	City of Toledo (Water System Improvements), 5.00% due 11/15/2021 - 11/15/2023	7,005,000	7,330,692
	Cleveland State University (Campus Capital Projects), 5.00% due 6/1/2022	2,000,000	2,014,940
	County of Cuyahoga (Convention Hotel Project) COP, 5.00% due 12/1/2023 - 12/1/2024	17,160,000	19,026,108
	County of Scioto (Southern Ohio Medical Center), 5.00% due 2/15/2025	1,695,000	1,947,148
	Franklin County Convention Facilities Authority (Greater Columbus Convention Center) ETM, 5.00% due 12/1/2021 - 12/1/2024	2,500,000	2,680,195
[a]	Ohio Higher Educational Facility Commission (Case Western Reserve University), Series C, 1.625% due 12/1/2034 (put 12/1/2026)	2,200,000	2,282,720
	Ohio Turnpike & Infrastructure Commission, Series A, 5.00% due 2/15/2027 - 2/15/2028	14,555,000	17,982,276
	Ohio Water Development Authority, Series A, 5.00% due 12/1/2030	1,000,000	1,197,700
	State of Ohio (Major New Street Infrastructure Project),
	Series 1, 5.00% due 12/15/2021	2,500,000	2,523,825
	Series 2016-1, 5.00% due 12/15/2026	1,000,000	1,204,830
	State of Ohio GO,
	Series A, 5.00% due 6/15/2028 - 6/15/2031	4,775,000	6,255,083
	Series C, 5.00% due 3/1/2029 - 3/1/2031	3,350,000	4,400,403
	Series V, 5.00% due 5/1/2022 - 5/1/2028	35,560,000	40,478,659
	Youngstown City School District (Educational Facilities) (State Aid Withholding) GO, 4.00% due 12/1/2021 - 12/1/2023	5,240,000	5,254,707
	Oklahoma — 0.7%
	Canadian County Educational Facilities Authority (Mustang Public Schools Project) ISD, 5.00% due 9/1/2027	1,000,000	1,198,450
	Cleveland County Educational Facilities Authority (Moore Public Schools) ISD,
	4.00% due 6/1/2030 - 6/1/2031	8,100,000	9,924,767
	5.00% due 6/1/2023 - 6/1/2030	10,155,000	12,019,455
	Muskogee Industrial Trust (Muskogee County No. 20) ISD, 5.00% due 9/1/2024 - 9/1/2027	3,550,000	4,139,945
	Oklahoma (INTEGRIS Health) DFA, Series A, 5.00% due 8/15/2022 - 8/15/2025	4,725,000	5,220,485
	Oklahoma Capitol Improvement Authority (State Highway Capital Improvement), 5.00% due 7/1/2023	325,000	351,777
	Oklahoma County Finance Authority (Midwest City Public Service) ISD, 5.00% due 10/1/2022 - 10/1/2026	3,450,000	3,834,763
	Oklahoma Municipal Power Authority (Power Supply System; Insured: AGM), Series A, 5.00% due 1/1/2028 - 1/1/2030	2,550,000	3,219,189
	Tulsa County Industrial Authority ISD, 5.00% due 9/1/2022	1,500,000	1,563,885
	Oregon — 0.3%
	Hillsboro School District No. 1J (School Capital Improvements) (State Aid Withholding) GO, 5.00% due 6/15/2025 - 6/15/2027	9,130,000	10,987,326
	Tri-County Metropolitan Transportation District of Oregon, Series A, 5.00% due 10/1/2028	2,845,000	3,528,796
	Pennsylvania — 6.2%
	Allegheny County Higher Education Building Authority (Duquesne University of the Holy Spirit), Series A, 5.00% due 3/1/2023 - 3/1/2025	1,945,000	2,192,947
	Allegheny County Hospital Development Authority, Series A, 5.00% due 7/15/2028 - 7/15/2029	7,425,000	9,441,561
	Allegheny County Sanitary Authority (2015 Capital Project), 5.00% due 12/1/2023 - 12/1/2024	19,150,000	21,286,775
	Allegheny County Sanitary Authority (2015 Capital Project; Insured: BAM), 5.00% due 12/1/2025	1,000,000	1,180,030
	Allegheny County Sanitary Authority (Insured: BAM), 5.00% due 12/1/2029	2,830,000	3,323,552
	Altoona Area School District (State Aid Withholding) (Insured: AGM) GO ETM, 3.00% due 12/1/2022	1,335,000	1,376,545
	City of Philadelphia (Insured: AGM) GO, 5.00% due 8/1/2025 - 8/1/2027	28,685,000	34,203,254
	City of Philadelphia (Pennsylvania Gas Works), 5.00% due 8/1/2023 - 8/1/2025	10,900,000	12,248,014
	City of Philadelphia (Water and Wastewater System), 5.00% due 10/1/2024 - 10/1/2026	5,455,000	6,365,285
	City of Philadelphia Airport Revenue, Series A, 5.00% due 7/1/2029	1,000,000	1,282,190
	City of Philadelphia GO, Series A, 5.00% due 8/1/2025	10,710,000	12,525,880
[b]	City of Philadelphia Water & Wastewater Revenue, 5.00% due 10/1/2027 - 10/1/2031	9,205,000	11,941,336
	City of Pittsburgh (Insured: BAM) GO, 5.00% due 9/1/2022	1,100,000	1,146,343
	Commonwealth Financing Authority (Tobacco Master Settlement), 5.00% due 6/1/2023	930,000	1,001,517
36 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Commonwealth of Pennsylvania (Capital Facilities Projects) GO, Series 1, 5.00% due 3/15/2022	$12,485,000	$ 12,754,676
	Commonwealth of Pennsylvania (Capital Facilities) GO, Series D, 5.00% due 8/15/2023 - 8/15/2025	39,450,000	44,457,885
	Commonwealth of Pennsylvania GO,
	5.00% due 7/15/2030	12,930,000	16,634,445
	Series 1, 4.00% due 11/15/2027 (pre-refunded 11/15/2021)	4,775,000	4,796,010
	Cumberland County Municipal Authority (Penn State Health Obligated Group), 5.00% due 11/1/2027 - 11/1/2029	3,150,000	3,979,259
	East Hempfield Township (Student Services, Inc.) IDA, 5.00% due 7/1/2035 - 7/1/2047 (pre-refunded 7/1/2025)	4,060,000	4,751,459
	Economy Borough Municipal Authority (Beaver County Sewer System; Insured: BAM) ETM, 4.00% due 12/15/2022	1,180,000	1,232,038
	Lancaster County Solid Waste Management Authority (Harrisburg Resource Recovery Facility),
	Series A,
	5.00% due 12/15/2023	2,680,000	2,960,248
	5.25% due 12/15/2024	4,770,000	5,292,506
	Luzerne County (Insured: AGM) GO, Series A, 5.00% due 11/15/2021 - 11/15/2024	11,840,000	12,800,486
	Luzerne County (Insured: AGM) IDA GO, 5.00% due 12/15/2021 - 12/15/2027	6,045,000	6,688,620
	Monroeville Finance Authority (University of Pittsburgh Medical Center), 5.00% due 2/15/2022	1,250,000	1,271,537
	Montgomery County Higher Education & Health Authority (Abington Memorial Hospital), 5.00% due 6/1/2022	2,800,000	2,887,192
	Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group), 5.00% due 9/1/2026 - 9/1/2029	3,575,000	4,457,075
	Northampton Borough Municipal Authority (Water System; Insured: AGM),
	3.00% due 5/15/2023	1,255,000	1,275,595
	4.00% due 5/15/2022	1,185,000	1,211,769
	Pennsylvania (Presbyterian Homes Obligated Group) EDFA, 4.00% due 7/1/2030	1,600,000	1,836,144
	Pennsylvania (UPMC Obligated Group) EDFA,
	5.00% due 3/15/2026	220,000	261,760
	Series A, 5.00% due 11/15/2026	2,310,000	2,797,780
	Series A-1, 5.00% due 4/15/2024 - 4/15/2030	10,095,000	12,494,633
	Pennsylvania Higher Educational Facilities Authority (Shippensburg University Student Services, Inc. Student Housing) ETM, 4.00% due 10/1/2022	1,060,000	1,089,171
	Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System), 5.00% due 8/15/2027	1,000,000	1,242,180
	Pennsylvania Turnpike Commission,
	Series A-1, 5.00% due 12/1/2022 - 12/1/2027	5,050,000	6,010,049
	Series B, 5.00% due 12/1/2028 - 12/1/2031	5,025,000	6,622,277
	Philadelphia (Philadelphia) IDA, 5.00% due 5/1/2024 - 5/1/2028	2,975,000	3,561,749
	Philadelphia Gas Works Co. (Insured: AGM),
	Series A,
[c]	5.00% due 8/1/2024	400,000	448,856
	5.00% due 8/1/2025 - 8/1/2031	4,785,000	5,961,355
	Series B, 5.00% due 8/1/2024	500,000	561,070
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2022 - 4/1/2027	7,020,000	7,945,894
	Pittsburgh Water & Sewer Authority (Insured: AGM), Series B, 5.00% due 9/1/2028 - 9/1/2031	1,745,000	2,239,766
	Pittsburgh Water and Sewer Authority,
	Series A, 5.00% due 9/1/2024	7,365,000	7,986,090
	Series B, 5.00% due 9/1/2024 (pre-refunded 9/1/2023)	2,395,000	2,613,903
	Pittsburgh Water and Sewer Authority ETM, Series B, 5.00% due 9/1/2023	2,520,000	2,758,619
	Plum Borough School District (Insured: BAM) (State Aid Withholding) GO,
	Series A, 5.00% due 9/15/2022 - 9/15/2024	4,790,000	5,143,957
	Series B, 5.00% due 9/15/2023	470,000	510,937
	School District of Philadelphia (State Aid Withholding) GO, Series A, 5.00% due 9/1/2023 - 9/1/2028	2,400,000	2,815,223
	Southeastern Pennsylvania Transportation Authority,
	5.00% due 6/1/2022 - 6/1/2028	4,705,000	5,498,356
[c]	5.00% due 6/1/2026	3,000,000	3,593,430
	Sports & Exhibition Authority of Pittsburgh and Allegheny County (Allegheny Regional Asset District; Insured: AGM),
	4.00% due 2/1/2022	1,200,000	1,214,664
	5.00% due 2/1/2029 - 2/1/2030	5,675,000	7,259,464
	University of Pittsburgh-of the Commonwealth System of Higher Education, 4.00% due 4/15/2026	6,500,000	7,441,200
	York County GO, Series A, 5.00% due 6/1/2028 - 6/1/2030	3,000,000	3,867,310
	Rhode Island — 1.0%
	Rhode Island Clean Water Finance Agency (Public Drinking Water Supply or Treatment Facilities), Series B, 5.00% due 10/1/2021 - 10/1/2023	6,660,000	6,997,235
	Rhode Island Commerce Corp.,
	Series A, 5.00% due 5/15/2031	6,875,000	8,959,087
	Series B, 5.00% due 6/15/2028	2,060,000	2,468,828
	Rhode Island Health and Educational Building Corp. (Providence College), Series B, 5.00% due 11/1/2028 - 11/1/2029	655,000	836,237
	Rhode Island Health and Educational Building Corp. (University of Rhode Island Auxiliary Enterprise), Series C, 5.00% due 9/15/2023	1,400,000	1,525,762
	Rhode Island Health and Educational Building Corp. (University of Rhode Island), Series B, 5.00% due 9/15/2022 - 9/15/2025	965,000	1,070,240
	State of Rhode Island and Providence Plantations (Consolidated Capital Development Loan) GO,
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 37

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Series A, 5.00% due 8/1/2022	$ 9,825,000	$ 10,212,007
	Series B, 4.00% due 10/15/2021 - 10/15/2022	2,000,000	2,039,980
	State of Rhode Island and Providence Plantations (Energy Conservation) COP, Series C, 5.00% due 4/1/2022	2,020,000	2,066,884
	State of Rhode Island and Providence Plantations (Information Technology) COP, Series C, 5.00% due 11/1/2024	3,010,000	3,428,992
	State of Rhode Island and Providence Plantations (Kent County Courthouse) COP, Series A, 5.00% due 10/1/2021 - 10/1/2023	5,600,000	5,837,212
	State of Rhode Island and Providence Plantations (Training School) COP, Series B, 5.00% due 10/1/2021 - 10/1/2023	8,865,000	9,192,216
	South Carolina — 0.4%
	Beaufort-Jasper Water & Sewer Authority (Waterworks & Sewer System), Series B, 5.00% due 3/1/2022 - 3/1/2025	4,000,000	4,359,700
	Berkeley County School District (School Facility Equipment Acquisition), 5.00% due 12/1/2021 - 12/1/2024	3,000,000	3,298,520
	Charleston County (South Aviation Avenue Construction), 5.00% due 12/1/2022 - 12/1/2023	4,270,000	4,622,111
	City of Charleston Public Facilities Corp. (City of Charleston Project), Series A, 5.00% due 9/1/2022 - 9/1/2025	1,700,000	1,913,052
	Greenwood County (Self Regional Healthcare), Series B, 5.00% due 10/1/2022	1,000,000	1,023,690
	SCAGO Educational Facilities Corp. (School District of Pickens County), 5.00% due 12/1/2021 - 12/1/2025	5,320,000	5,766,591
	South Dakota — 0.2%
	South Dakota Building Authority,
	Series B,
	5.00% due 6/1/2022	500,000	515,640
	5.00% due 6/1/2024 (pre-refunded 6/1/2023)	1,000,000	1,078,230
	South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group), Series A, 5.00% due 9/1/2025 - 9/1/2027	3,350,000	4,043,927
	South Dakota Health & Educational Facilities Authority (Sanford Health), 5.00% due 11/1/2021 - 11/1/2025	2,825,000	3,111,736
	Tennessee — 0.5%
	Shelby County (Public Improvements & School Bonds) GO, Series B, 5.00% due 4/1/2029	4,445,000	5,725,604
[a]	Tennergy Corp., Series A, 4.00% due 12/1/2051 (put 9/1/2028)	16,500,000	19,489,470
	Tennessee Energy Acquisition Corp. (The Gas Project), Series A, 5.25% due 9/1/2023	1,115,000	1,217,101
[a]	Tennessee Energy Acquisition Corp. (The Tennessee Energy Acquisition Corp.), Series A, 5.00% due 5/1/2052 (put 11/1/2031)	3,500,000	4,566,695
	Texas — 13.4%
	Austin Community College District GO, 5.00% due 8/1/2028 - 8/1/2031	4,980,000	6,473,968
	Bexar County Hospital District (University Health System) GO, 5.00% due 2/15/2022 - 2/15/2027	7,355,000	8,299,468
	Board of Regents of the University of Texas System, Series A, 5.00% due 8/15/2030	4,500,000	5,932,485
	Cities of Dallas and Fort Worth (DFW International Airport Terminal Renewal & Improvement Program), Series D, 5.25% due 11/1/2023	3,000,000	3,011,220
	City of Austin (Electric Utility), Series A, 5.00% due 11/15/2029 - 11/15/2031	7,400,000	9,695,102
	City of Austin (Water and Wastewater System),
	5.00% due 11/15/2022	245,000	246,355
	5.00% due 11/15/2022 (pre-refunded 11/15/2021)	2,395,000	2,408,195
	City of Beaumont (Waterworks & Sewer System Improvements; Insured: AGM), Series A, 5.00% due 9/1/2023 - 9/1/2024	7,500,000	8,169,225
	City of Beaumont GO, 5.00% due 3/1/2022 - 3/1/2026	3,930,000	4,380,208
	City of Brownsville (Water, Wastewater & Electric Utilities Systems),
	5.00% due 9/1/2022	1,300,000	1,356,758
	Series A, 5.00% due 9/1/2022 - 9/1/2023	3,900,000	4,182,776
	City of Bryan (Electric System Improvements), Series B, 5.00% due 7/1/2026	535,000	641,481
[b]	City of Bryan Electric System Revenue (Insured: AGM), Series A, 5.00% due 7/1/2027 - 7/1/2030	1,600,000	2,043,621
	City of Conroe GO, 5.00% due 3/1/2026 - 3/1/2029	810,000	995,299
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2022 - 2/15/2025	5,500,000	5,987,040
	City of Dallas (Trinity River Corridor Infrastructure) GO,
	5.00% due 2/15/2024 - 2/15/2026	20,640,000	22,849,355
	Series A, 5.00% due 2/15/2024	10,235,000	10,881,340
	City of Dallas GO, 5.00% due 2/15/2022 - 2/15/2024	20,635,000	20,986,799
	City of Houston (Airport System),
	Series B, 5.00% due 7/1/2025 - 7/1/2028	9,105,000	11,019,883
	Series D, 5.00% due 7/1/2027	3,355,000	4,139,433
	City of Houston (Combined Utility System),
	Series A, 5.00% due 11/15/2028 - 11/15/2031	3,475,000	4,581,093
	Series C, 5.00% due 5/15/2022 - 5/15/2024	14,695,000	16,020,235
	Series D, 5.00% due 11/15/2022 - 11/15/2024	17,535,000	19,165,322
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2023 - 3/1/2028	48,505,000	56,379,353
	City of Laredo (Acquire & Purchase Personal Property) GO, 5.00% due 2/15/2022 - 2/15/2026	4,505,000	5,000,558
	City of Laredo (City Infrastructure Improvements) GO, Series A, 5.00% due 2/15/2022 - 2/15/2027	2,750,000	3,156,022
	City of Laredo (Sports Venues; Insured: AGM) ETM, 5.00% due 3/15/2022 - 3/15/2024	3,800,000	3,977,747
	City of Lubbock (Waterworks System) GO, 5.00% due 2/15/2022 - 2/15/2025	29,935,000	33,303,764
	City of Lubbock Electric Light & Power System Revenue, 5.00% due 4/15/2025 - 4/15/2031	5,675,000	7,084,803
	City of McAllen (International Toll Bridge System; Insured: AGM), Series A, 5.00% due 3/1/2024 - 3/1/2027	3,015,000	3,482,593
	City of Olmos Park Higher Education Facilities Corp. (University of the Incarnate Word) ETM, 5.00% due 12/1/2021	1,000,000	1,007,460
38 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	City of Pflugerville GO, 5.00% due 8/1/2026	$ 900,000	$ 1,085,283
[a]	City of San Antonio, 1.75% due 2/1/2049 (put 12/1/2025)	10,750,000	11,251,810
	City of San Antonio (CPS Energy), 5.25% due 2/1/2024	7,000,000	7,804,650
	City of San Antonio (San Antonio Water System), Series A, 5.00% due 5/15/2023 - 5/15/2026	3,700,000	4,219,147
	City of San Antonio GO, 5.00% due 8/1/2026	1,400,000	1,691,788
	City of San Antonio Public Facilities Corp. (Convention Center Refinancing & Expansion), 5.00% due 9/15/2022	1,450,000	1,515,467
	Clifton Higher Education Finance Corp. (IDEA Public Schools), 5.00% due 8/15/2023	575,000	610,696
	Comal (Guaranty: PSF-GTD) ISD GO, 5.00% due 2/1/2024 - 2/1/2029	3,350,000	4,106,118
	Conroe (Guaranty: PSF-GTD) ISD GO,
	5.00% due 2/15/2031	500,000	626,470
	Series A, 5.00% due 2/15/2030	2,000,000	2,629,640
	Cypress-Fairbanks (Guaranty: PSF-GTD) ISD GO,
	Series A, 5.00% due 2/15/2028 - 2/15/2031	6,000,000	7,726,630
[a]	Series A-2, 1.25% due 2/15/2036 (put 8/15/2022)	5,500,000	5,548,950
[a]	Series B-1, 1.25% due 2/15/2036 (put 8/15/2022)	3,500,000	3,531,150
[a,c]	Series B-3, 1.25% due 2/15/2040 (put 8/15/2022)	7,000,000	7,062,300
	Dallas (Guaranty: PSF-GTD) ISD GO,
[a]	5.00% due 2/15/2036 (pre-refunded 2/15/2022)	60,000	61,052
	Series B,
	5.00% due 2/15/2036 (pre-refunded 2/15/2022)	760,000	773,323
[a]	5.00% due 2/15/2036 (pre-refunded 2/15/2022)	3,155,000	3,210,433
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2022 - 2/15/2027	12,435,000	14,346,369
[a]	Denton (Guaranty: PSF-GTD) ISD GO, 2.00% due 8/1/2043 (put 8/1/2023)	700,000	722,225
[a]	Denton (Guaranty: PSF-GTD) ISD GO , Series B, 2.00% due 8/1/2044 (put 8/1/2024)	2,500,000	2,617,725
[a]	Fort Bend (Guaranty: PSF-GTD) ISD GO, Series B, 0.72% due 8/1/2051 (put 8/1/2026)	5,000,000	5,022,400
	Goose Creek (Guaranty: PSF-GTD) ISD GO,
	Series B,
[a,b]	0.15% due 10/1/2049 (put 10/3/2022)	1,000,000	999,120
[a]	0.60% due 2/15/2035 (put 8/17/2026)	2,000,000	1,998,360
	Grayson County (State Highway Toll System) GO, 5.00% due 1/1/2022	3,000,000	3,034,230
	Greater Texas Cultural Education Facilities Finance Corp. (County of Fort Bend), Series A, 5.00% due 3/1/2030	475,000	611,829
	Gulf Coast Waste Disposal Authority (Bayport Area Wastewater Treatment System; Insured: AGM), 5.00% due 10/1/2022 - 10/1/2025	3,485,000	3,826,671
	Harris County (Flood Control) GO, Series A, 5.00% due 10/1/2025 - 10/1/2027	14,305,000	17,602,621
	Harris County (Tax Road) GO, Series A, 5.00% due 10/1/2025 - 10/1/2028	8,985,000	11,067,284
	Harris County (Texas Permanent Improvement) GO, Series A, 5.00% due 10/1/2025 - 10/1/2027	11,565,000	14,224,740
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health), Series A, 5.00% due 12/1/2022 - 12/1/2025	6,445,000	7,333,992
	Harris County Cultural Education Facilities Finance Corp. (TECO Project), 5.00% due 11/15/2021 - 11/15/2027	5,800,000	6,811,038
[a]	Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital Obligated Group), 5.00% due 10/1/2051 (put 10/1/2031)	15,265,000	20,456,321
	Harris County Cultural Education Facilities Finance Corp. (Texas Medical Center), Series A, 5.00% due 5/15/2026 - 5/15/2029	10,700,000	13,166,234
	Harris County-Houston Sports Authority (Insured: AGM), Series A, 5.00% due 11/15/2022 - 11/15/2024	18,995,000	20,676,945
	Harris County-Houston Sports Authority (Insured: AGM) ETM, Series A, 5.00% due 11/15/2022	4,320,000	4,545,547
	Hays County GO, 5.00% due 2/15/2022 - 2/15/2025	6,000,000	6,453,449
	Highland Park (Guaranty: PSF-GTD) ISD GO, 5.00% due 2/15/2024	1,015,000	1,128,751
[a]	Houston (Guaranty: PSF-GTD) ISD GO, Series B, 3.00% due 6/1/2036 (put 6/1/2024)	3,000,000	3,217,230
	Houston Community College System GO, Series A, 5.00% due 2/15/2029 - 2/15/2031	5,920,000	7,759,757
	Houston Higher Education Finance Corp. (KIPP, Inc.; Guaranty: PSF-GTD), 5.00% due 8/15/2022	1,185,000	1,232,388
	Katy (Educational Facilities Improvements; Guaranty: PSF-GTD) ISD GO, Series A, 5.00% due 2/15/2023 - 2/15/2026	9,670,000	11,031,837
	Keller (Guaranty: PSF-GTD) ISD GO, Series A, 5.00% due 8/15/2023	1,715,000	1,866,829
	La Salle County (Insured: AGM) GO,
	5.00% due 3/1/2022 - 3/1/2028	15,835,000	18,336,497
[c]	5.00% due 3/1/2027	3,050,000	3,704,042
	Laredo Community College District (School Facilities Improvements) GO, 5.00% due 8/1/2022 - 8/1/2024	1,980,000	2,152,642
	Lower Colorado River Authority,
	Series A,
	5.00% due 5/15/2025	8,020,000	8,253,863
	5.00% due 5/15/2025 (pre-refunded 5/15/2022)	55,000	56,623
	Lower Colorado River Authority (LCRA Transmission Services Corp.), 5.00% due 5/15/2026 - 5/15/2031	5,125,000	6,519,266
	Metropolitan Transit Authority of Harris County,
	5.00% due 11/1/2022 - 11/1/2028	15,850,000	18,618,858
[c]	5.00% due 11/1/2027	2,900,000	3,620,940
	Series D, 5.00% due 11/1/2021 - 11/1/2027	8,355,000	9,407,086
	New Caney (Guaranty: PSF-GTD) ISD GO,
[a]	1.25% due 2/15/2050 (put 8/15/2024)	2,500,000	2,564,400
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 39

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	5.00% due 2/15/2024 (pre-refunded 8/15/2022)	$ 865,000	$ 900,785
	North Fort Bend Water Authority (Insured: BAM), 5.00% due 12/15/2028 - 12/15/2029	950,000	1,218,580
	North Harris County Regional Water Authority (Regional Water Production Design, Acquisition and Construction), 5.00% due 12/15/2021 - 12/15/2026	5,490,000	6,285,435
	North Texas Tollway Authority (North Texas Tollway System),
	Series A, 5.00% due 1/1/2026 - 1/1/2029	7,550,000	9,325,451
	Series B, 5.00% due 1/1/2029 - 1/1/2031	4,350,000	5,639,940
	North Texas Tollway Authority ETM, 5.00% due 1/1/2022	655,000	662,447
	Pecos Barstow Toyah (Guaranty: PSF-GTD) ISD GO,
	4.00% due 2/15/2031	1,445,000	1,760,805
	5.00% due 2/15/2030	3,600,000	4,692,240
[a]	Pflugerville (Guaranty: PSF-GTD) ISD GO, Series A, 2.25% due 8/15/2037 (put 8/15/2022)	2,750,000	2,798,372
	Port Authority of Houston of Harris County Texas GO, Series A-2, 5.00% due 10/1/2030	400,000	529,028
	Rio Grande City (Guaranty: PSF-GTD) ISD GO, 5.00% due 8/15/2025 - 8/15/2031	5,305,000	6,759,643
	Round Rock (Educational Facilities Improvements) ISD GO, 5.00% due 8/1/2026 - 8/1/2027	2,100,000	2,569,075
	Round Rock (Educational Facilities Improvements; Guaranty: PSF-GTD) ISD GO, 5.00% due 8/1/2022 - 8/1/2029	8,065,000	9,344,119
	Round Rock (Scholl Improvements; Guaranty: PSF-GTD) ISD GO, 5.00% due 8/1/2026	6,240,000	7,541,539
	Sam Rayburn Municipal Power Agency, 5.00% due 10/1/2021	2,705,000	2,705,352
	San Antonio (Guaranty: PSF-GTD) ISD GO,
	5.00% due 8/15/2027 - 8/15/2029	5,430,000	6,608,405
	Series B, 5.00% due 8/15/2027 - 8/15/2029	4,150,000	5,279,767
	San Antonio Water System,
[a]	2.00% due 5/1/2043 (put 11/1/2021)	500,000	500,680
	Series A,
[a]	2.625% due 5/1/2049 (put 5/1/2024)	3,000,000	3,180,120
	5.00% due 5/15/2023	425,000	457,725
	Series C, 5.00% due 5/15/2029 - 5/15/2030	2,000,000	2,588,240
	Stephen F Austin State University, 5.00% due 10/15/2022 - 10/15/2029	9,690,000	11,492,868
	Sugar Land Waterworks And Sewer Revenue, 5.00% due 8/15/2029	2,010,000	2,600,317
	Tarrant Regional Water District, Series A, 5.00% due 3/1/2022 - 3/1/2027	7,850,000	9,022,181
	Texas Municipal Gas Acquisition & Supply Corp. III, 5.00% due 12/15/2025 - 12/15/2030	3,750,000	4,662,553
	Texas State University System, Series A, 5.00% due 3/15/2028 - 3/15/2030	13,090,000	16,766,014
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2022 - 8/15/2024	2,130,000	2,338,244
	Texas Transportation Commission (Highway Improvements) GO, Series A, 5.00% due 4/1/2022 - 4/1/2024	10,380,000	11,166,551
	Texas Transportation Commission State Highway Fund, Series A, 5.00% due 4/1/2024	1,650,000	1,844,815
	Texas Water Development Board, 5.00% due 8/1/2031	2,920,000	3,862,839
	Waco Educational Finance Corp. (Baylor University), 5.00% due 3/1/2029 - 3/1/2031	3,220,000	4,171,870
	Walnut Creek Special Utility District (Water System Improvements; Insured: BAM), 5.00% due 1/10/2022 - 1/10/2024	1,275,000	1,360,671
	Utah — 1.1%
[a]	County of Utah (IHC Health Services, Inc. Obligated Group), Series B-1, 5.00% due 5/15/2056 (put 8/1/2022)	9,500,000	9,760,680
	Granite School District Board of Education (Insured: SCH BD GTY) GO, 5.00% due 6/1/2030	4,135,000	5,467,338
	University of Utah, Series A-1, 5.00% due 8/1/2029 - 8/1/2031	1,350,000	1,800,486
	Utah State Board of Regents (Insured: Natl-Re), Series A, 5.50% due 4/1/2029	30,365,000	39,303,241
	Utah Transit Authority (Integrated Mass Transit System), Series A, 5.00% due 6/15/2022 - 6/15/2025	3,545,000	3,932,523
	Virginia — 0.9%
	City of Richmond GO, Series A, 5.00% due 7/15/2031	5,070,000	6,710,094
	County of Fairfax (State Aid Withholding) GO,
	Series A,
	4.50% due 10/1/2027	4,975,000	6,079,749
	5.00% due 10/1/2030	2,000,000	2,637,000
	County of Henrico (State Aid Witholding) GO, Series A, 5.00% due 8/1/2030	1,000,000	1,331,040
	Fairfax County (Inova Health System) IDA,
	4.00% due 5/15/2022	5,550,000	5,682,201
	5.00% due 5/15/2022	5,000,000	5,149,800
[a]	Halifax County (VirginiaI Electric and Power Co. Project) IDA, Series A, 0.45% due 12/1/2041 (put 4/1/2022)	2,000,000	2,001,820
	Hampton Roads Transportation Accountability Commission, Series A, 5.00% due 7/1/2026	10,500,000	12,653,445
	Virginia Commonwealth Transportation Board, 5.00% due 9/15/2028	3,945,000	4,904,464
	Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group), Series A, 5.00% due 1/1/2025 - 1/1/2030	3,885,000	4,751,066
	Washington — 2.5%
	Central Puget Sound Regional Transit Authority (Green Bond), Series S-1, 5.00% due 11/1/2025	2,000,000	2,360,740
	Clark County School District No 37 Vancouver (State Aid Withholding) GO, 5.00% due 12/1/2026 - 12/1/2028	1,700,000	2,125,606
	Energy Northwest (Nine Canyon Wind Project Phase I-III), 5.00% due 7/1/2022 - 7/1/2025	2,850,000	3,109,196
	Marysville School District No. 25 (Snohomish County Educational Facilities) (State Aid Withholding) GO, 5.00% due 12/1/2021 - 12/1/2023	6,070,000	6,363,179
40 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Skagit County Public Hospital District No. 1 (Skagit Regional Health), Series A, 5.00% due 12/1/2021 - 12/1/2023	$ 2,410,000	$ 2,519,776
	Skagit County Public Hospital District No. 1 (Skagit Regional Health) GO, 5.00% due 12/1/2021 - 12/1/2022	6,770,000	6,991,620
	Skagit County Public Hospital District No. 2 (Island Hospital) GO,
	4.00% due 12/1/2021	1,000,000	1,005,920
	5.00% due 12/1/2022	1,700,000	1,792,650
	State of Washington (Capital Projects) GO, Series R-G, 5.00% due 7/1/2025	10,475,000	12,027,290
	State of Washington (State and Local Agency Real and Personal Property Projects) (Insured: State Intercept) COP, Series B, 5.00% due 7/1/2022	3,000,000	3,106,800
	State of Washington (State and Local Agency Real and Personal Property Projects) COP, Series A, 5.00% due 7/1/2024 - 7/1/2027	17,775,000	21,096,737
	State of Washington (Various Purposes) GO, Series C, 5.00% due 2/1/2025 - 2/1/2029	45,385,000	55,860,963
	State of Washington COP, Series D, 5.00% due 7/1/2031	3,200,000	4,193,952
	State of Washington GO, 5.00% due 6/1/2025 - 6/1/2030	4,900,000	6,079,852
[a,b]	Washington Health Care Facilities Authority (Providence St. Joseph Health Obligated Group), 4.00% due 10/1/2042 (put 10/1/2030)	10,000,000	12,200,700
	West Virginia — 0.5%
[c]	County of Mason (Appalachian Power Co.), Series L, 2.75% due 10/1/2022	15,000,000	15,335,550
	West Virginia (Appalachian Power Co.) EDA,
[a]	Series A, 2.625% due 12/1/2042 (put 6/1/2022)	4,500,000	4,563,450
[a]	Series B, 2.625% due 12/1/2042 (put 6/1/2022)	6,000,000	6,084,600
	West Virginia Higher Education Policy Commission (Higher Education Facilities), Series A, 5.00% due 4/1/2022	1,500,000	1,535,910
	Wisconsin — 1.2%
[a,b]	Public Finance Authority (Providence St. Joseph Health Obligated Group), Series C, 4.00% due 10/1/2041	2,500,000	3,014,091
	Public Finance Authority (Renown Regional Medical Center),
	5.00% due 6/1/2028 - 6/1/2030	2,745,000	3,521,796
	Series A, 5.00% due 6/1/2027	350,000	429,590
	State of Wisconsin GO, Series 2021-2, 5.00% due 5/1/2029	4,100,000	5,299,127
	Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group),
[a]	Series B-1, 5.00% due 8/15/2054 (put 1/26/2022)	9,520,000	9,659,087
[a]	Series B-2, 5.00% due 8/15/2054 (put 1/25/2023)	10,485,000	11,124,270
[a]	Series B-4, 5.00% due 8/15/2054 (put 1/29/2025)	16,065,000	18,454,187
	Wisconsin Health & Educational Facilities Authority (Ascension Health Alliance System), Series A, 5.00% due 11/15/2025 - 11/15/2026	3,235,000	3,851,822
	Wisconsin Health & Educational Facilities Authority (Marquette University), 5.00% due 10/1/2023 - 10/1/2026	1,575,000	1,819,795
	Wisconsin Health & Educational Facilities Authority (UnityPoint Health), Series A, 5.00% due 12/1/2022	1,000,000	1,055,450
[a]	Wisconsin Housing & Economic Development Authority, Series B, 0.50% due 11/1/2050 (put 11/1/2024)	1,500,000	1,498,785
	Wisconsin Housing & Economic Development Authority (Collateralized: FNMA),
	Series C,
	1.65% due 9/1/2026	1,615,000	1,661,027
	1.75% due 9/1/2027	1,645,000	1,688,231
	1.80% due 3/1/2028	1,660,000	1,700,106
	1.95% due 3/1/2029	1,695,000	1,730,612
	WPPI Energy, Series A, 5.00% due 7/1/2022 - 7/1/2028	1,835,000	2,090,733
	Total Long-Term Municipal Bonds — 87.9% (Cost $4,762,984,628)		4,953,279,676
	Short-Term Municipal Bonds — 10.1%
	Alabama — 0.3%
[a]	City of Mobile Alabama (Alabama Power Co.) IDB, Series 1, 0.07% due 6/1/2034 (put 10/1/2021)	18,745,000	18,745,000
	Arizona — 0.0%
[a]	Arizona (Banner Health Obligated Group; LOC Bank of America, N.A.) HFA, Series C, 0.09% due 1/1/2046 (put 10/1/2021)	780,000	780,000
	California — 0.3%
[a,d]	Deutsche Bank Spears/Lifers Trust (LOC Deutche Bank A.G.), Series DBE-8082, 0.46% due 10/1/2058 (put 10/7/2021)	18,000,000	18,000,000
	Colorado — 0.7%
	City & County of Denver (SPA JPMorgan Chase Bank, N.A.) COP,
[a]	Series A1, 0.10% due 12/1/2029 (put 10/1/2021)	14,530,000	14,530,000
[a]	Series A3, 0.10% due 12/1/2031 (put 10/1/2021)	21,440,000	21,440,000
	Florida — 2.7%
	City of Gainesville Utilities System Revenue (SPA Barclays Bank plc),
[a]	Series B, 0.10% due 10/1/2042 (put 10/1/2021)	57,070,000	57,070,000
[a]	Series C, 0.10% due 10/1/2026 (put 10/1/2021)	1,000,000	1,000,000
[a]	City of Gainesville Utilities System Revenue (SPA State Street Bank and Trust Co.), Series A, 0.07% due 10/1/2036 (put 10/7/2021)	40,020,000	40,020,000
[a]	City of West Palm Beach Utility System Revenue (Insured: AGC) (SPA JPMorgan Chase Bank, N.A.), Series C, 0.07% due 10/1/2038 (put 10/7/2021)	18,515,000	18,515,000
[a]	County of Manatee (Florida Power & Light Co.), 0.10% due 9/1/2024 (put 10/1/2021)	13,300,000	13,300,000
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 41

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
[a,d]	Deutsche Bank Spears/Lifers Trust (LOC Deutche Bank A.G.), Series DBE-8083, 0.46% due 7/1/2061 (put 10/7/2021)	$ 6,500,000	$ 6,500,000
[a]	JEA Water & Sewer System Revenue (SPA U.S. Bank, N.A.), Series A-1 0.08% due 10/1/2038 (put 10/1/2021)	17,805,000	17,805,000
	Illinois — 0.0%
[a]	Illinois Finance Authority (Advocate Health Care Network Obligated Group; SPA JPMorgan Chase Bank, N.A.), Subseries C-1, 0.07% due 11/1/2038 (put 10/7/2021)	500,000	500,000
	Indiana — 0.8%
[a]	Indiana Finance Authority (Marion County Capital Improvement Board; SPA U.S. Bank, N.A.), Series A-3, 0.09% due 2/1/2037 (put 10/1/2021)	44,395,000	44,395,000
	New Hampshire — 0.0%
[a]	New Hampshire Health and Education Facilities Authority Act (University System of New Hampshire; SPA Wells Fargo Bank, N.A.), Series B, 0.10% due 7/1/2033 (put 10/1/2021)	615,000	615,000
	New Mexico — 0.1%
[a]	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group; SPA Wells Fargo Bank, N.A.), Series D, 0.09% due 8/1/2034 (put 10/1/2021)	4,700,000	4,700,000
	New York — 4.1%
[a]	City of New York (SPA Barclays Bank plc) GO, Series B-4, 0.08% due 10/1/2046 (put 10/1/2021)	13,190,000	13,190,000
	City of New York (SPA JPMorgan Chase Bank, N.A.) GO,
[a]	Series 1, 0.09% due 3/1/2040 (put 10/1/2021)	2,150,000	2,150,000
[a]	Series F6, 0.09% due 6/1/2044 (put 10/1/2021)	26,000,000	26,000,000
	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA JPMorgan Chase Bank, N.A.),
[a]	Series FF2, 0.09% due 6/15/2044 (put 10/1/2021)	28,500,000	28,500,000
[a]	Subseries A-4, 0.09% due 8/1/2039 (put 10/1/2021)	12,840,000	12,840,000
[a]	Subseries B-4, 0.09% due 8/1/2042 (put 10/1/2021)	16,900,000	16,900,000
[a]	Subseries C-4, 0.09% due 11/1/2036 (put 10/1/2021)	5,860,000	5,860,000
[a]	Subseries E-4, 0.09% due 2/1/2045 (put 10/1/2021)	29,270,000	29,270,000
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA Mizuho Bank Ltd.), Series A-4, 0.08% due 8/1/2043 (put 10/1/2021)	11,630,000	11,630,000
[a]	New York City Water & Sewer System, 0.08% due 6/15/2045 (put 10/1/2021)	31,700,000	31,700,000
[a]	New York City Water & Sewer System (LOC Citibank N.A.), Series F, 0.08% due 6/15/2035 (put 10/1/2021)	28,065,000	28,065,000
[a]	New York City Water & Sewer System (SPA JPMorgan Chase Bank, N.A.), Series AA1, 0.09% due 6/15/2050 (put 10/1/2021)	4,745,000	4,745,000
[a]	New York State Housing Finance Agency (160 Madison Ave LLC; LOC Landesbank Hessen-Thuringen), Series A, 0.08% due 11/1/2046 (put 10/1/2021)	7,400,000	7,400,000
[a]	Triborough Bridge & Tunnel Authority (LOC U.S. Bank, N.A.), Series 2005B-4C, 0.08% due 1/1/2031 (put 10/1/2021)	11,585,000	11,585,000
	North Carolina — 0.6%
	Charlotte-Mecklenburg Hospital Authority (Atrium Health Obligated Group; SPA JPMorgan Chase Bank, N.A.),
[a]	Series B, 0.10% due 1/15/2038 (put 10/1/2021)	2,150,000	2,150,000
[a]	Series C, 0.10% due 1/15/2037 (put 10/1/2021)	30,800,000	30,800,000
	Texas — 0.5%
[a]	Gulf Coast (Exxon Mobil Corp.) IDA, 0.07% due 11/1/2041 (put 10/1/2021)	10,000,000	10,000,000
[a]	Lower Neches Valley Authority (Exxon Capital Ventures, Inc.; Guaranty: Exxon MobilCorp.) IDC, 0.06% due 11/1/2038 - 11/1/2051 (put 10/1/2021)	1,190,000	1,190,000
[a,d]	Tender Option Bond Trust Receipts/Certificates, Series 2021-XF1109, 0.30% due 7/1/2061 (put 10/7/2021)	8,000,000	8,000,000
[a,d]	Tender Option Bond Trust Receipts/Certificates (LOC Deutsche Bank A.G.), Series 2021-XF1102, 0.30% due 7/1/2061 (put 10/7/2021)	7,750,000	7,750,000
	Utah — 0.0%
[a]	City of Murray (IHC Health Services, Inc. Obligated Group), Series D, 0.07% due 5/15/2036 (put 10/1/2021)	780,000	780,000
	Total Short-Term Municipal Bonds — 10.1% (Cost $568,420,000)		568,420,000
	Total Investments — 98.0% (Cost $5,331,404,628)		$5,521,699,676
	Other Assets Less Liabilities — 2.0%		111,379,382
	Net Assets — 100.0%		$5,633,079,058
42 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Limited Term Municipal Fund  |  September 30, 2021
Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2021.
b	When-issued security.
c	Segregated as collateral for a when-issued security.
d	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2021, the aggregate value of these securities in the Fund’s portfolio was $40,250,000, representing 0.71% of the Fund’s net assets.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
BAM	Insured by Build America Mutual Insurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp. Custodial Receipts
COP	Certificates of Participation
DFA	Development Finance Authority/Agency
DFB	Development Finance Board
EDA	Economic Development Authority
EDFA	Economic Development Financing Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority/Agency
IDB	Industrial Development Board
IDC	Industrial Development Corp.
ISD	Independent School District
JEA	Jacksonville Electric Authority
LOC	Letter of Credit
MUNIPSA	Securities Industry and Financial Markets Association (SIFMA) Municipal Swap Index
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
SCH BD GTY	School Bond Guaranty
SOFR	Secured Overnight Financing Rate
SPA	Stand-by Purchase Agreement
USD	Unified School District
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 43

Schedule of Investments
Thornburg California Limited Term Municipal Fund  |  September 30, 2021
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	LONG-TERM MUNICIPAL BONDS — 89.4%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.00% due 12/1/2024	$ 2,500,000	$ 2,756,125
	Alameda County Joint Powers Authority (Juvenile Justice), 5.00% due 12/1/2021	500,000	503,815
	Alameda County Joint Powers Authority (Public Facilities Capital Projects), 5.00% due 12/1/2021	1,000,000	1,007,630
	Anaheim Public Financing Authority (Public Improvements; Insured: AGM), Series C, Zero Coupon due 9/1/2022	3,000,000	2,990,160
	Apple Valley Public Financing Authority (Insured: BAM), Series A, 4.00% due 6/1/2026 - 6/1/2028	990,000	1,168,886
	Bay Area Toll Authority (San Francisco Bay Area Toll Bridge),
[a]	Series A, 2.95% due 4/1/2047 (put 4/1/2026)	4,775,000	5,217,929
[a]	Series G, 2.00% due 4/1/2053 (put 4/1/2024)	1,500,000	1,550,340
	Bonita (Educational Facilities) USD GO, 5.00% due 8/1/2024 (pre-refunded 8/1/2022)	1,000,000	1,039,710
	Brentwood Infrastructure Financing Authority (Residential Single Family Development; Insured: AGM),
	5.00% due 11/1/2026	2,000,000	2,006,480
	Series A, 5.00% due 9/2/2022 - 9/2/2023	3,535,000	3,808,072
	California (Adventist Health System/West Obligated Group) HFFA, Series A, 4.00% due 3/1/2026	820,000	939,007
	California (Cedars-Sinai Medical Center Obligated Group) HFFA, 5.00% due 11/15/2022 - 11/15/2024	1,550,000	1,743,850
	California (Children’s Hospital Los Angeles Obligated Group) HFFA, Series A, 5.00% due 8/15/2030	2,190,000	2,659,273
	California (Children’s Hospital Los Angeles) HFFA, Series A, 5.00% due 11/15/2023	1,835,000	1,930,292
	California (Children’s Hospital of Orange County Obligated Group) HFFA, 5.00% due 11/1/2021 - 11/1/2028	4,345,000	5,044,693
[a]	California (Kaiser Foundation Hospitals) HFFA, Series C, 5.00% due 6/1/2041 (put 11/1/2029)	2,000,000	2,595,640
	California (Kaiser Permanente) HFFA, Series A-1, 5.00% due 11/1/2027	3,025,000	3,788,056
	California (PIH Health, Inc. Obligated Group) HFFA, Series A, 5.00% due 6/1/2027 - 6/1/2030	3,315,000	4,282,597
[a]	California (Providence St. Joseph Health Obligated Group) HFFA, 5.00% due 10/1/2039 (put 10/1/2027)	3,000,000	3,724,800
	California (St. Joseph Health System) HFFA, Series A, 5.00% due 7/1/2024	1,000,000	1,081,410
	California (Sutter Health Obligated Group) HFFA, Series A, 4.00% due 8/15/2040 (pre-refunded 8/15/2025)	1,000,000	1,137,840
[a]	California Community Choice Financing Authority (Guaranty: Morgan Stanley) (Green Bond), 4.00% due 2/1/2052 (put 8/1/2031)	5,000,000	6,057,550
	California Infrastructure and Economic Development Bank (The Scripps Research Institute), 5.00% due 7/1/2024 - 7/1/2027	850,000	994,965
	California Municipal Finance Authority (Biola University Residential Hall and Parking Structure), 5.00% due 10/1/2021 - 10/1/2023	555,000	577,647
	California Municipal Finance Authority (Biola University), 5.00% due 10/1/2021 - 10/1/2027	2,610,000	2,959,878
	California Municipal Finance Authority (Biola University, Inc.), 5.00% due 10/1/2030	1,000,000	1,215,740
	California Municipal Finance Authority (Collegiate Housing Foundation Davis-I LLC-West Village; Insured: BAM), 5.00% due 5/15/2028	2,905,000	3,645,484
	California Municipal Finance Authority (Insured: BAM), 5.00% due 5/15/2025 - 5/15/2028	1,400,000	1,692,184
[a]	California Municipal Finance Authority AMT, Series A, 0.22% due 7/1/2041 (put 4/1/2022)	1,500,000	1,500,000
[a,b]	California Pollution Control Financing Authority (Republic Services, Inc. Project), Series B, 0.13% due 8/1/2024 (put 11/1/2021)	3,400,000	3,400,000
[a,b]	California Pollution Control Financing Authority (Republic Services, Inc.) AMT, 0.20% due 11/1/2042 (put 10/15/2021)	4,000,000	4,000,000
[a]	California Pollution Control Financing Authority (Waste Management, Inc.) AMT, Series A, 2.50% due 11/1/2038 (put 5/1/2024)	2,000,000	2,099,860
[a]	California Pollution Control Financing Authority AMT, Series A, 2.50% due 7/1/2031 (put 5/1/2024)	1,125,000	1,137,364
	California State Public Works Board (California School for the Deaf Riverside Campus), Series H, 5.00% due 4/1/2022	565,000	578,374
	California State Public Works Board (Correctional and Rehabilitation Facilities),
	Series A, 5.00% due 9/1/2022 - 9/1/2024	13,660,000	14,686,674
	Series G, 5.00% due 11/1/2022	1,500,000	1,577,610
	California State Public Works Board (Judicial Council Projects),
	Series A, 5.00% due 3/1/2023 - 3/1/2024	2,400,000	2,561,792
	Series D, 5.00% due 12/1/2021 - 12/1/2022	4,300,000	4,333,031
	California State Public Works Board (Laboratory Facility and San Diego Courthouse), Series I, 5.00% due 11/1/2023 - 11/1/2024	7,000,000	7,696,400
	California State Public Works Board (Yuba City Courthouse), Series D, 5.00% due 6/1/2022	1,950,000	2,011,717
[a]	California Statewide Communities Development Authority (Adventist Health System/West Obligated Group), Series A, 5.00% due 3/1/2037 (put 3/1/2027)	2,000,000	2,401,220
	California Statewide Communities Development Authority (CHF-Irvine LLC), Series A, 5.00% due 5/15/2027	500,000	609,950
	California Statewide Communities Development Authority (Cottage Health System), 5.00% due 11/1/2025 (pre-refunded 11/1/2024)	135,000	154,383
	California Statewide Communities Development Authority (Cottage Health System) ETM,
	4.00% due 11/1/2021	150,000	150,432
	5.00% due 11/1/2022 - 11/1/2024	475,000	525,021
	California Statewide Communities Development Authority (Irvine East Campus Apartments), 5.00% due 5/15/2024 - 5/15/2027	2,000,000	2,266,470
[a]	California Statewide Communities Development Authority (Kaiser Foundation Hospitals), Series 2003-D, 5.00% due 5/1/2033 (put 11/1/2029)	3,500,000	4,546,395
	California Statewide Communities Development Authority (Methodist Hospital of Southern California Obligated Group), 5.00% due 1/1/2022 - 1/1/2024	960,000	1,013,635
[a]	California Statewide Communities Development Authority (Southern California Edison Company), 2.625% due 11/1/2033 (put 12/1/2023)	4,895,000	5,123,792
	California Statewide Communities Development Authority (Sutter Health Obligated Group), Series A, 5.00% due 8/15/2024 (pre-refunded 8/15/2022)	535,000	557,240
	Calipatria (Educational Facilities; Insured: ACA) USD GO, Series B, Zero Coupon due 8/1/2025	2,970,000	2,597,206
	Carson Redevelopment Successor Agency (Redevelopment Project Area No 1; Insured: AGM), Series A, 5.00% due 10/1/2026	500,000	567,565
	CDC Successor Agency of the City of Santee (Redevelopment and Low and Moderate Income Housing; Insured: BAM), Series A, 5.00% due 8/1/2025	550,000	642,923
	City and County of San Francisco (525 Golden Gate Avenue-Public Utilities Commission Office Project) COP, Series C, 5.00% due 11/1/2022	700,000	702,506
	City of Antioch Public Financing Authority (Municipal Facilities Project), 5.00% due 5/1/2022 - 5/1/2024	1,400,000	1,523,270
	City of Chula Vista (Police Facility Project) COP, 5.00% due 10/1/2024	1,700,000	1,938,136
44 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2021
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	City of Chula Vista Financing Authority (Infrastructure, Facilities and Equipment), 5.00% due 5/1/2026 - 5/1/2027	$ 3,500,000	$ 4,235,015
	City of Clovis (Water System Facilities; Insured: BAM), 5.00% due 3/1/2022 - 3/1/2023	1,720,000	1,801,488
	City of Delano (Central California Foundation for Health) COP, 5.00% due 1/1/2024 (pre-refunded 1/1/2023)	270,000	286,124
	City of Irvine CA (Irvine Assessment District No 21-1; Insured: BAM), 4.00% due 9/2/2031	1,000,000	1,249,560
	City of Los Angeles, 4.00% due 6/23/2022	5,000,000	5,138,100
	City of Manteca (Water Supply System), 5.00% due 7/1/2023	650,000	673,108
	City of Norco CA, 5.00% due 9/1/2025	1,000,000	1,162,620
	City of San Jose Financing Authority (Civic Center Project), Series A, 5.00% due 6/1/2024 (pre-refunded 6/1/2023)	750,000	809,625
	City of San Jose Financing Authority (Civic Center Project) ETM, Series A, 5.00% due 6/1/2022 - 6/1/2023	1,745,000	1,848,109
	Compton (Insured: BAM) USD GO, Series B, 5.00% due 6/1/2028 - 6/1/2029	1,625,000	1,998,064
	Contra Costa County Schools Pooled Notes, Series A, 2.00% due 12/1/2021	2,000,000	2,004,840
	Contra Costa Transportation Authority, Series A, 5.00% due 3/1/2022	850,000	866,736
	Coronado Community Development Agency Successor Agency, Series A, 5.00% due 9/1/2022	585,000	609,664
	County of Los Angeles Redevelopment Refunding Authority (Bunker Hill Project), Series C, 5.00% due 6/1/2022 - 6/1/2024	2,500,000	2,667,945
	Cucamonga Valley Water District Financing Authority, Series B, 5.00% due 9/1/2025 - 9/1/2031	850,000	1,080,413
	Dinuba (CAP APPREC; Insured: AGM) USD GO, Zero Coupon due 8/1/2030	460,000	394,284
	Downey Public Financing Authority (Public Capital Improvements), 5.00% due 12/1/2025 - 12/1/2027	1,445,000	1,757,055
	Elk Grove Finance Authority (Poppy Ridge CFD No. 2003-1 and East Franklin CFD No. 2002-1), 5.00% due 9/1/2025	750,000	872,115
	Emeryville Redevelopment Agency (Emeryville and Shellmound Park Projects; Insured: AGM), Series A, 5.00% due 9/1/2022 - 9/1/2024	9,095,000	9,940,149
	Fontana Redevelopment Agency Successor Agency, Series A, 5.00% due 10/1/2021	3,975,000	3,975,517
	Fresno USD GO, Series C, 4.00% due 8/1/2026 - 8/1/2027	725,000	849,203
	Fullerton Redevelopment Agency Successor Agency (Insured: BAM), Series A, 4.00% due 9/1/2022 - 9/1/2025	3,050,000	3,271,241
	Grossmont Healthcare District GO, Series D, 5.00% due 7/15/2022	960,000	995,501
	Guam Power Authority (Electric Power System), Series A, 5.00% due 10/1/2027	1,230,000	1,472,421
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2021	1,275,000	1,275,166
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2022 - 7/1/2027	2,460,000	2,734,576
	Hacienda La Puente (Educational Facilities; Insured: AGM) USD COP, 5.00% due 6/1/2022 - 6/1/2025	2,755,000	3,089,305
	Jurupa Public Financing Authority (Insured: BAM), Series A, 5.00% due 9/1/2022 - 9/1/2025	2,720,000	2,985,190
	La Canada USD GO, Series B, 4.00% due 8/1/2022 - 8/1/2024	680,000	724,496
	La Quinta Redevelopment Agency (Redevelopment Project Areas No. 1 and 2) ETM,
	Series A,
	5.00% due 9/1/2022	2,000,000	2,087,260
[c]	5.00% due 9/1/2023	1,500,000	1,635,960
	La Quinta Redevelopment Agency Successor Agency, Series A, 4.00% due 9/1/2027 (pre-refunded 9/1/2023)	410,000	439,508
	Lodi Public Financing Authority (City Police Building and Jail), 5.00% due 10/1/2021 - 10/1/2023	3,180,000	3,230,545
	Los Angeles (Educational Facilities and Information Technology Infrastructure) USD GO,
	Series B, 5.00% due 7/1/2023	3,000,000	3,250,740
	Series D, 5.00% due 7/1/2022 - 7/1/2024	5,750,000	6,237,355
	Los Angeles Department of Airports AMT,
	Series A, 5.00% due 5/15/2029	4,000,000	4,845,680
	Series B, 5.00% due 5/15/2025 - 5/15/2026	7,220,000	8,512,525
	Los Angeles Department of Water & Power Water System Revenue, Series A, 5.00% due 7/1/2027	1,600,000	2,001,472
	Los Angeles Department of Water and Power (Power System Capital Improvements), Series A, 5.00% due 7/1/2025 - 7/1/2026	800,000	941,790
	Los Angeles USD GO, Series A, 5.00% due 7/1/2024	4,600,000	5,196,574
	Lynwood (Insured: AGM) USD GO, 5.00% due 8/1/2023	1,000,000	1,086,620
	Manteca Community Facilities District No. 1989-2 (Educational Facilities; Insured: AGM) USD, Series F, 5.00% due 9/1/2023	500,000	544,285
	Milpitas Redevelopment Agency (Redevelopment Project Area No. 1), 5.00% due 9/1/2025	2,300,000	2,693,116
	Modesto CA Wastewater Revenue, Series B, 5.00% due 11/1/2027 - 11/1/2030	4,000,000	5,134,512
	Modesto Irrigation District, 5.00% due 10/1/2021	225,000	225,029
	Modesto Irrigation District (San Joaquin Valley Electric System), Series A, 5.00% due 7/1/2022	1,295,000	1,337,372
	Moreno Valley Public Financing Authority (Public Improvements), 5.00% due 11/1/2024	1,455,000	1,663,807
	Murrieta Valley Public Financing Authority (Educational Facilities; Insured: BAM) USD GO, 5.00% due 9/1/2023	1,080,000	1,180,127
	Norman Y Mineta San Jose International Airport SJC AMT, Series A, 5.00% due 3/1/2029 - 3/1/2031	1,545,000	1,982,731
	North City West School Facilities Financing Authority (Carmel Valley; Insured: AGM), Series A, 5.00% due 9/1/2022	2,260,000	2,350,513
[a]	Northern California Energy Authority (Commodity Supply Revenue), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	5,000,000	5,477,800
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2022 - 8/1/2025	2,745,000	3,039,860
	Oceanside (Insured: AGM) USD GO, Series F, 4.00% due 8/1/2022 - 8/1/2023	1,125,000	1,181,209
	Orange County Transportation Authority, 5.00% due 10/15/2024	4,000,000	4,563,080
	Pomona Public Financing Authority (Facilities Improvements; Insured: AGM), Series BC, 4.00% due 6/1/2024 - 6/1/2026	725,000	804,564
	Rancho Santa Fe Community Services District Financing Authority, Series A, 5.00% due 9/1/2025	1,745,000	2,026,800
	Redding CA Wastewater System Revenue, 5.00% due 6/1/2029 - 6/1/2031	2,760,000	3,635,313
	Redevelopment Agency of the City of Rialto (Merged Project Area; Insured: BAM), Series A, 5.00% due 9/1/2023 - 9/1/2024	1,050,000	1,164,466
	Ripon Redevelopment Agency Successor Agency (Insured: BAM), 4.00% due 11/1/2030 - 11/1/2031	1,025,000	1,258,078
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 45

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2021
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	Riverside County Infrastructure Financing Authority,
	5.00% due 11/1/2021	$ 425,000	$ 426,534
[d]	Series A, 5.00% due 11/1/2021	1,000,000	1,349,170
	Riverside County Infrastructure Financing Authority ETM, Series A, 5.00% due 11/1/2021	75,000	75,270
	Riverside County Office of Education Pooled Notes, Series A, 2.00% due 12/1/2021	2,000,000	2,005,880
	Riverside County Public Financing Authority (Capital Facilities Project), 5.00% due 11/1/2021 - 11/1/2025	2,000,000	2,186,140
	Riverside County Public Financing Authority (Riverside County), 5.00% due 11/1/2026	1,000,000	1,181,010
	Riverside Financing Authority (Educational Facilities; Insured: BAM) USD, 5.00% due 9/1/2022 - 9/1/2025	1,245,000	1,388,328
	Riverside Redevelopment Agency Successor Agency, Series A, 5.00% due 9/1/2022	600,000	625,344
	Sacramento City (Educational Facilities Improvements; Insured: AGM) USD GO, 5.00% due 7/1/2022	700,000	723,268
	Sacramento City Schools Joint Power Financing Authority (Sacramento City USD Educational Facility Sublease; Insured: BAM), Series A, 5.00% due 3/1/2022 - 3/1/2025	4,530,000	4,939,992
	Sacramento County (Insured: AGM) COP, 5.00% due 10/1/2026 - 10/1/2029	2,965,000	3,673,589
	Sacramento County Sanitation Districts Financing Authority (Sacramento Regional County Sanitation District), Series A, 5.00% due 12/1/2027 - 12/1/2031	3,820,000	4,989,685
[a]	Sacramento Municipal Utility District, Series A, 5.00% due 8/15/2049 (put 10/17/2023)	600,000	644,178
	Salinas Valley Solid Waste Authority (Insured: AGM) AMT , Series A, 5.00% due 8/1/2023	1,530,000	1,660,846
	San Bernardino City (Insured: AGM) USD GO, Series A, 4.00% due 8/1/2029	1,000,000	1,218,130
	San Bernardino Redevelopment Agency Successor Agency (Insured: AGM), Series A, 5.00% due 12/1/2023	150,000	164,453
	San Diego (Educational System Capital Projects) USD GO, Series R-3, 5.00% due 7/1/2023 - 7/1/2024	8,000,000	8,740,080
	San Diego County Regional Airport Authority,
	5.00% due 7/1/2029 - 7/1/2030	2,000,000	2,599,310
	Series A, 5.00% due 7/1/2030	330,000	423,601
	San Diego Redevelopment Agency Successor Agency, Series A, 5.00% due 9/1/2028	250,000	291,543
	San Francisco City and County Airports Commission (San Francisco International Airport), Series A, 5.00% due 5/1/2026	5,000,000	5,988,350
	San Francisco City and County Airports Commission (San Francisco International Airport) AMT, Series H, 5.00% due 5/1/2028	6,500,000	8,118,305
	San Jose, Series A-1, 3.50% due 10/1/2021	25,000	25,002
	San Mateo County Joint Powers Financing Authority (Maple Street Correctional Center), 5.00% due 6/15/2022 - 6/15/2023	1,585,000	1,666,690
	San Mateo Foster City Public Financing Authority, Series B, 5.00% due 8/1/2025	700,000	822,850
	Santa Clara County Financing Authority (Multiple Facilities Projects), Series P, 5.00% due 5/15/2025	6,755,000	7,864,779
	Santa Margarita Water District (Talega Community Facilities), Series A, 5.00% due 9/1/2026 - 9/1/2027	1,050,000	1,277,285
	Semitropic Water Storage Improvement District (Irrigation Water System; Insured: AGM), Series A, 5.00% due 12/1/2022 - 12/1/2027	3,535,000	4,071,088
	South Bay/San Diego County USD GO, Zero Coupon due 8/1/2022	2,250,000	2,245,815
	South Placer Wastewater Authority (Roseville), 5.00% due 11/1/2029 - 11/1/2030	700,000	906,363
	Southern California Public Power Authority (Canyon Power Project), Series A, 5.00% due 7/1/2029 - 7/1/2030	2,750,000	3,204,822
	Southern California Public Power Authority (Magnolia Power Project), Series A-1, 5.00% due 7/1/2022	2,795,000	2,894,446
	Southwestern Community College District GO, Series B, 4.00% due 8/1/2024 - 8/1/2026	1,125,000	1,278,370
	State of California GO, 5.00% due 11/1/2029	5,000,000	6,507,500
	Stockton (Insured: BAM) USD GO, 5.00% due 8/1/2027	1,200,000	1,423,164
	Stockton Public Financing Authority (Stockton Water Revenue; Green Bond; Insured: BAM), Series A, 5.00% due 10/1/2021 - 10/1/2031	5,360,000	6,299,211
	Successor Agency to the City of Colton Redevelopment Agency (Multiple Redevelopment Project Areas; Insured: BAM), 5.00% due 8/1/2023 - 8/1/2025	1,875,000	2,115,907
	Successor Agency to the City of Riverside Redevelopment Agency (Multiple Redevelopment Project Areas), Series A, 5.00% due 9/1/2023 - 9/1/2024	2,985,000	3,302,833
	Successor Agency to the City of San Diego Redevelopment Agency (Multiple Redevelopment Project Areas), Series A, 5.00% due 9/1/2025 - 9/1/2026	1,990,000	2,325,832
	Successor Agency to the Commerce Community Development Commission (Multiple Redevelopment Project Areas; Insured: AGM), Series A, 5.00% due 8/1/2027 - 8/1/2030	3,315,000	3,979,781
	Successor Agency to the Community Development Agency of the City of Menlo Park (Las Pulgas Community Development Project; Insured: AGM), 5.00% due 10/1/2022 - 10/1/2025	1,400,000	1,529,175
	Successor Agency to the Community Redevelopment Agency of the City of Palmdale (Merged Redevelopment Project Areas), Series A, 5.00% due 9/1/2025 - 9/1/2026	1,000,000	1,179,228
	Successor Agency to the Poway Redevelopment Agency (Paguay Redevelopment Project), Series A, 5.00% due 6/15/2025	4,665,000	5,430,060
	Successor Agency to the Rancho Cucamonga Redevelopment Project (Rancho Redevelopment Project Area; Insured: AGM), 5.00% due 9/1/2023 - 9/1/2024	3,350,000	3,738,713
	Successor Agency to the Redevelopment Agency of the City of San Mateo (Multiple Redevelopment Project Areas), Series A, 5.00% due 8/1/2025	425,000	496,740
	Successor Agency to the Redevelopment Agency of the City of Stockton (Redevelopment of Midtown, North and South Stockton and Waterfront Areas; Insured: AGM), Series A, 5.00% due 9/1/2026 - 9/1/2027	2,000,000	2,407,800
	Successor Agency to the Richmond County Redevelopment Agency (Joint Powers Financing Authority & Harbour Redevelopment Project; Insured: BAM), Series A, 5.00% due 9/1/2022 - 9/1/2024	1,250,000	1,361,511
	Successor Agency to the Rosemead Community Development Commission (Rosemead Merged Project Area; Insured: BAM), 5.00% due 10/1/2021 - 10/1/2026	4,090,000	4,500,733
	Temecula Valley Financing Authority (Educational Facilities; Insured: BAM) USD, 5.00% due 9/1/2022 - 9/1/2025	1,375,000	1,521,773
	Temecula Valley Financing Authority (Insured: BAM) USD, 5.00% due 9/1/2027	2,220,000	2,545,696
46 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg California Limited Term Municipal Fund  |  September 30, 2021
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	Trustees of the California State University (Educational Facilities Improvements), Series A, 5.00% due 11/1/2026	$ 1,000,000	$ 1,203,750
	Tulare County Transportation Authority, 5.00% due 2/1/2029 - 2/1/2030	3,135,000	4,065,666
	Tulare Public Financing Authority (Insured: BAM),
	4.00% due 4/1/2022	250,000	254,410
	5.00% due 4/1/2023 - 4/1/2028	1,410,000	1,637,636
	Turlock Public Financing Authority Water Revenue, 4.00% due 3/1/2027	1,000,000	1,001,790
	Val Verde (Insured: BAM) USD GO, Series A, 4.00% due 8/1/2022 - 8/1/2023	950,000	995,950
	Vallejo City (Insured: BAM) USD GO, 5.00% due 8/1/2031	840,000	1,129,607
	Ventura County Community College District GO, 5.00% due 8/1/2024	835,000	927,576
	Ventura County Public Financing Authority (Office Building Purchase and Improvements), Series B, 5.00% due 11/1/2023 - 11/1/2024	1,560,000	1,714,114
	Vista Redevelopment Agency (Vista Redevelopment Project; Insured: AGM), Series B1, 5.00% due 9/1/2022 - 9/1/2023	735,000	785,368
	West Contra Costa (Insured: AGM) USD GO,
	Series E, 4.00% due 8/1/2022 - 8/1/2025	1,270,000	1,357,838
	Series F, 4.00% due 8/1/2022 - 8/1/2024	2,690,000	2,819,317
	West Contra Costa (Insured: Natl-Re) USD GO, Zero Coupon due 8/1/2028	160,000	147,397
	TOTAL LONG-TERM MUNICIPAL BONDS — 89.4% (Cost $412,732,570)		$427,895,932
	SHORT-TERM MUNICIPAL BONDS — 8.4%
[a]	San Diego County Regional Transportation Commission (SPA JPMorgan Chase Bank, N.A.), Series B, 0.04% due 4/1/2038 (put 10/7/2021)	2,800,000	2,800,000
[a]	Bay Area Toll Authority (San Francisco Bay Area Toll Bridge; LOC Tokyo-Mitsubish UFJ), Series A2, 0.03% due 4/1/2047 (put 10/7/2021)	2,200,000	2,200,000
[a]	California Municipal Finance Authority (Chevron USA, Inc.; Guaranty: Chevron Corp.), 0.03% due 11/1/2035 (put 10/1/2021)	10,280,000	10,280,000
[a]	California Municipal Finance Authority AMT (Waste Management, Inc.; Guaranty: Waste Management Holdings), 0.15% due 10/1/2045 (put 12/1/2021)	500,000	500,000
[a]	City of Irvine CA (Irvine Reassessment District No 05-21; LOC U.S. BANK N.A.), Series A, 0.05% due 9/2/2050 (put 10/1/2021)	2,384,000	2,384,000
[a,b]	Deutsche Bank Spears/Lifers Trust (LOC Deutche Bank A.G.), Series DBE-8082, 0.46% due 10/1/2058 (put 10/7/2021)	6,000,000	6,000,000
[a]	Irvine Ranch Water District (Variable-IMPT Dists-Cons; LOC Bank of America N.A.), Series B, 0.05% due 10/1/2041 (put 10/1/2021)	2,490,000	2,490,000
[a]	Irvine Ranch Water District (Variable-IMPT Dists-Cons; LOC U.S. Bank N.A.), Series A, 0.05% due 10/1/2041 (put 10/1/2021)	480,000	480,000
[a]	Los Angeles Department of Water & Power Power System Revenue, Series B3, 0.03% due 7/1/2034 (put 10/1/2021)	700,000	700,000
[a]	Los Angeles Department of Water & Power Power System Revenue (Power System Capital Improvements; SPA Bank of America N.A.), Series A3, 0.05% due 7/1/2035 (put 10/1/2021)	1,020,000	1,020,000
[a]	Los Angeles Department of Water & Power Water System Revenue (Power System Capital Improvements; SPA UBS AG), Series B2, 0.05% due 7/1/2035 (put 10/1/2021)	3,200,000	3,200,000
[a]	Metropolitan Water District of Southern California, Series B3, 0.05% due 7/1/2035 (put 10/1/2021)	600,000	600,000
[a]	Metropolitan Water District of Southern California (SPA PNC Bank, N.A.), Series A, 0.05% due 7/1/2047 (put 10/1/2021)	600,000	600,000
[a]	Regents of the University of California Medical Center Pooled Revenue, Series B2, 0.07% due 5/15/2032 (put 10/1/2021)	1,080,000	1,080,000
[a]	Sacramento Suburban Water District (LOC Sumitomo Mitsui Banking), Series A 0.05% due 11/1/2034 (put 10/7/2021)	4,280,000	4,280,000
[a]	State of California GO (LOC MUFG Union Bank N.A.), Series B5, 0.05% due 5/1/2040 (put 10/1/2021)	1,490,000	1,490,000
	TOTAL SHORT-TERM MUNICIPAL BONDS — 8.4% (Cost $40,104,000)		$ 40,104,000
	Total Investments — 97.8% (Cost $452,836,570)		$467,999,932
	Other Assets Less Liabilities — 2.2%		10,581,965
	Net Assets — 100.0%		$478,581,897

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2021.
b	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2021, the aggregate value of these securities in the Fund’s portfolio was $13,400,000, representing 2.80% of the Fund’s net assets.
c	Segregated as collateral for a when-issued security.
d	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ACA	Insured by American Capital Access
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
ETM	Escrowed to Maturity
GO	General Obligation
HFFA	Health Facilities Financing Authority
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
SPA	Stand-by Purchase Agreement
USD	Unified School District
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 47

Schedule of Investments
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2021
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	LONG-TERM MUNICIPAL BONDS — 97.6%
	Albuquerque Bernalillo County Water Utility Authority, 5.00% due 7/1/2023 - 7/1/2024	$ 65,000	$ 71,500
	Albuquerque Bernalillo County Water Utility Authority (2005 NMFA Loan and Joint Water and Sewer System Improvements), Series A, 5.00% due 7/1/2026	2,000,000	2,253,780
	Albuquerque Bernalillo County Water Utility Authority (2007 NMFA Loan and Joint Water and Sewer System Improvements), 5.00% due 7/1/2031 - 7/1/2032	1,500,000	1,740,725
	Albuquerque Municipal School District No. 12 (Bernalillo and Sandoval Counties School Facilities) (State Aid Withholding) GO,
	5.00% due 8/1/2034	1,260,000	1,566,697
	Series 2017, 5.00% due 8/1/2031	1,000,000	1,197,830
	Series A, 4.00% due 8/1/2029	1,300,000	1,386,463
	Albuquerque Municipal School District No. 12 (State Aid Withholding) GO,
	Series A,
	4.00% due 8/1/2030 - 8/1/2031	650,000	784,348
	5.00% due 8/1/2027 - 8/1/2029	1,100,000	1,387,990
	Bernalillo County (Government Services) GRT,
	5.25% due 4/1/2027	300,000	346,662
	Series B, 5.70% due 4/1/2027	3,000,000	3,523,020
	Bernalillo County (Government Services; Insured: AMBAC) GRT, 5.25% due 10/1/2022 - 10/1/2025	8,295,000	9,310,386
	Bernalillo County (Government Services; Insured: Natl-Re) GRT, Series B, 5.70% due 4/1/2027	815,000	955,327
	Bernalillo County GO, Series A, 4.00% due 8/15/2022	100,000	103,295
	Bernalillo Municipal School District No. 1 (State Aid Withholding) GO,
	3.00% due 8/1/2022	200,000	204,420
	4.00% due 8/1/2023 - 8/1/2026	340,000	373,250
	Carlsbad Municipal School District (State Aid Withholding) GO, 5.00% due 8/1/2027	1,000,000	1,237,770
	Central New Mexico Community College (Campus Buildings Acquisition & Improvements) GO, Series A, 5.00% due 8/15/2022	1,100,000	1,147,432
	City of Albuquerque (City Infrastructure Improvements) GO, Series A, 5.00% due 7/1/2026	870,000	1,049,899
	City of Albuquerque (City Infrastructure Improvements) GRT,
	Series A,
	4.00% due 7/1/2035	2,070,000	2,467,771
	5.00% due 7/1/2025 - 7/1/2034	2,500,000	2,894,591
	City of Albuquerque (I-25/Paseo del Norte Interchange) GRT, 5.00% due 7/1/2025 - 7/1/2027 (pre-refunded 7/1/2023)	1,095,000	1,186,159
	City of Albuquerque GO, Series A, 5.00% due 7/1/2022	600,000	621,426
	City of Albuquerque GRT, Series A, 4.00% due 7/1/2037 (pre-refunded 7/1/2023)	120,000	127,904
	City of Albuquerque Refuse Removal & Disposal Revenue, 5.00% due 7/1/2030 - 7/1/2038	1,510,000	1,946,752
[a]	City of Farmington (Public Service Co. of New Mexico), Series D, 1.10% due 6/1/2040 (put 6/1/2023)	3,500,000	3,531,360
	City of Las Cruces (Joint Utility System), Series A, 4.00% due 6/1/2022 - 6/1/2025	2,115,000	2,271,677
	City of Roswell (Joint Water and Sewer Improvement; Insured: BAM), 5.00% due 6/1/2026 - 6/1/2036	2,050,000	2,431,236
	City of Roswell GRT, 4.00% due 8/1/2029	260,000	304,801
	City of Santa Fe (El Castillo Retirement Residences), 4.50% due 5/15/2027	3,275,000	3,319,573
	City of Santa Fe (Public Facilities) GRT,
	5.00% due 6/1/2028 - 6/1/2029	1,880,000	2,110,659
	Series A, 5.00% due 6/1/2034 - 6/1/2038	1,870,000	2,311,283
	County of Sandoval GO, 5.00% due 8/1/2025 - 8/1/2029	2,015,000	2,455,835
	County of Santa Fe GO, 5.00% due 7/1/2024	825,000	930,963
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2026	2,000,000	2,091,960
	Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2035 - 7/1/2037	2,200,000	2,539,164
	Las Cruces School District No. 2 (State Aid Withholding) GO,
	5.00% due 8/1/2025 - 8/1/2028	3,800,000	4,625,194
	Series C, 5.00% due 8/1/2024	425,000	480,284
	Lea County Public School District No 8 Eunice (State Aid Withholding) GO,
	4.00% due 9/15/2027 - 9/15/2028	2,150,000	2,474,733
	5.00% due 9/15/2026	650,000	781,352
	New Mexico Educational Assistance Foundation (Student Loans), Series A-1, 5.00% due 12/1/2022	3,000,000	3,010,050
	New Mexico Finance Authority,
	5.00% due 6/1/2038	1,150,000	1,446,435
	Series A, 5.00% due 6/15/2026	245,000	295,323
	Series B, 5.00% due 6/1/2032 - 6/1/2033	4,125,000	5,229,203
	Series D, 5.00% due 6/15/2029 - 6/1/2033	995,000	1,236,973
	New Mexico Finance Authority (New Mexico Finance Authority Public Project Revolving Fund), Series D, 5.00% due 6/15/2022	150,000	155,027
	New Mexico Finance Authority (State Highway Infrastructure), Series A, 5.00% due 6/15/2026 - 6/15/2027	2,415,000	2,721,593
	New Mexico Finance Authority (State of New Mexico Department of Transportation), Series A, 5.00% due 6/15/2024	2,000,000	2,254,360
	New Mexico Finance Authority (The Public Project Revolving Fund Program), Series A, 5.00% due 6/15/2031	1,000,000	1,160,890
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group),
48 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg New Mexico Intermediate Municipal Fund  |  September 30, 2021
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	5.00% due 7/1/2032	$1,000,000	$ 1,021,490
	Series A, 5.00% due 7/1/2032 - 7/1/2034	1,310,000	1,503,883
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group),
	5.00% due 8/1/2031	1,750,000	2,125,843
	Series A, 5.00% due 8/1/2036 - 8/1/2038	2,955,000	3,709,666
	New Mexico Hospital Equipment Loan Council (San Juan Regional Medical Center, Inc.), 5.00% due 6/1/2030 - 6/1/2031	1,215,000	1,546,890
	New Mexico Housing Authority (El Paseo Apartments; Insured: AMBAC) AMT, Series A, 5.30% due 12/1/2022	10,000	10,028
	New Mexico Institute of Mining and Technology (Campus Buildings Acquisition & Improvements), 5.00% due 7/1/2023 - 7/1/2028	3,215,000	3,226,245
	New Mexico Institute of Mining and Technology (Campus Buildings Acquisition & Improvements; Insured: AGM), 4.00% due 12/1/2035 - 12/1/2040	2,595,000	3,053,362
	New Mexico Mortgage Finance Authority (Collateralized: GNMA, FNMA, FHLMC),
	Series C, 2.85% due 7/1/2031	520,000	552,999
	Series F,
	2.60% due 7/1/2034	590,000	630,521
	2.85% due 7/1/2039	1,530,000	1,605,199
	3.50% due 7/1/2050	865,000	943,819
	New Mexico Municipal Energy Acquisition Authority,
	Series A,
	4.00% due 5/1/2024	250,000	272,558
[a]	5.00% due 11/1/2039 (put 5/1/2025)	1,500,000	1,727,070
	Regents of New Mexico State University (Campus Buildings Acquisition & Improvements), Series A, 5.00% due 4/1/2032 - 4/1/2036	5,935,000	7,156,658
	Regents of New Mexico State University (Campus Buildings Acquisition & Improvements; Insured: BAM), Series A, 5.00% due 4/1/2030	1,440,000	1,790,078
	Regents of the University of New Mexico (Campus Buildings Acquisition & Improvements), Series A, 4.50% due 6/1/2034 - 6/1/2036	4,500,000	5,271,645
	San Juan County (County Capital Improvements) GRT, Series B, 5.00% due 6/15/2028 - 6/15/2030	2,645,000	2,954,460
	Santa Fe County (County Buildings & Facilities) GRT, Series A, 5.00% due 6/1/2026 - 6/1/2027	940,000	1,095,394
	Santa Fe County (County Correctional System; Insured: AGM), 6.00% due 2/1/2027	1,100,000	1,269,312
	Santa Fe Gasoline Tax GRT, 5.00% due 6/1/2024 - 6/1/2028	1,540,000	1,830,238
	Santa Fe Public School District GO,
	4.00% due 8/1/2024	250,000	275,085
	5.00% due 8/1/2030	725,000	906,859
	State of New Mexico GO, 5.00% due 3/1/2029	2,000,000	2,583,420
	State of New Mexico Severance Tax Permanent Fund,
	5.00% due 7/1/2022 - 7/1/2028	665,000	796,070
	Series A, 5.00% due 7/1/2030	750,000	990,240
	State of New Mexico Severance Tax Permanent Fund (Educational Facilities), Series A, 5.00% due 7/1/2025	2,040,000	2,380,904
	Town of Silver City (Public Facility Capital Projects) GRT,
	Series A,
	4.00% due 6/1/2029	1,000,000	1,002,550
	4.25% due 6/1/2032	1,050,000	1,052,866
	Village of Los Ranchos de Albuquerque (Albuquerque Academy),
	4.00% due 9/1/2040	825,000	942,612
	5.00% due 9/1/2029 - 9/1/2032	1,330,000	1,686,025
	Zuni Public School District (Teacher Housing Projects), 5.00% due 8/1/2028	1,600,000	1,657,504
	TOTAL LONG-TERM MUNICIPAL BONDS — 97.6% (Cost $138,068,438)		$145,626,818
	Total Investments — 97.6% (Cost $138,068,438)		$145,626,818
	Other Assets Less Liabilities — 2.4%		3,653,212
	Net Assets — 100.0%		$149,280,030

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2021.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
Natl-Re	Insured by National Public Finance Guarantee Corp.
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 49

Schedule of Investments
Thornburg New York Intermediate Municipal Fund  |  September 30, 2021
ISSUER-DESCRIPTION	PRINCIPAL AMOUNT	VALUE
LONG-TERM MUNICIPAL BONDS — 96.5%
City of New York (City Budget Financial Management) GO, Series G, 5.00% due 8/1/2030	$1,000,000	$ 1,107,420
City of New York GO,
Series A, 5.00% due 8/1/2039	1,000,000	1,248,860
Series F1, 5.00% due 4/1/2037	940,000	1,148,060
County of Nassau (Insured: BAM) GO, Series B, 5.00% due 4/1/2026	1,000,000	1,071,620
Erie County (City School District of the City Buffalo Project) (State Aid Withholding) IDA, 5.00% due 5/1/2032	500,000	674,985
Erie County Fiscal Stability Authority, Series D, 5.00% due 9/1/2034	850,000	1,046,613
Guam Waterworks Authority (Water and Wastewater System), 5.00% due 7/1/2028 - 7/1/2036	1,500,000	1,683,930
Hudson Yards Infrastructure Corp. (Hudson Yards Subway Station), Series A, 5.00% due 2/15/2035	1,000,000	1,207,010
Long Island Power Authority (Electric System Capital Improvements; Insured: AGC), Series C, 5.25% due 9/1/2029	645,000	830,096
Metropolitan Transportation Authority, Series D-1, 5.00% due 11/15/2031	1,000,000	1,157,420
Metropolitan Transportation Authority (Transit and Commuter System), Series B-1, 5.00% due 5/15/2022	600,000	617,658
Monroe County (Monroe Community College Association, Inc.; Insured: AGM) IDC, 5.00% due 1/15/2028 - 1/15/2029	550,000	602,389
Monroe County (Rochester City School District) (State Aid Withholding) IDC, 5.00% due 5/1/2033	620,000	767,963
Nassau County Sewer & Storm Water Finance Authority (Sewerage and Storm Water Resource Facilities), Series A, 5.00% due 10/1/2021 - 10/1/2031	1,675,000	1,860,800
New York City Transitional Finance Authority Future Tax Secured Revenue,
Series A1, 5.00% due 8/1/2038	1,000,000	1,232,660
Series A2, 5.00% due 5/1/2039	1,000,000	1,242,550
New York State Dormitory Authority, Series A, 5.00% due 2/15/2032	1,000,000	1,215,490
New York State Dormitory Authority (Barnard College), Series A, 4.00% due 7/1/2024 - 7/1/2025	350,000	389,139
New York State Dormitory Authority (Columbia University Teachers College), Series A, 5.00% due 7/1/2027	750,000	776,857
New York State Dormitory Authority (Green Bond-Cornell University), Series D, 5.00% due 7/1/2036	500,000	735,170
New York State Dormitory Authority (Metropolitan Transportation Authority & State Urban Development Corp.), Series A, 5.00% due 12/15/2027	1,500,000	1,585,515
New York State Dormitory Authority (Northwell Health Obligated Group), Series A, 5.00% due 5/1/2033	100,000	125,375
New York State Dormitory Authority (School District Financing Program) (State Aid Withholding), Series C, 5.00% due 10/1/2023	575,000	629,217
New York State Dormitory Authority (School District Financing Program; Insured: AGM) (State Aid Withholding),
Series A, 5.00% due 10/1/2028	200,000	226,736
Series H, 5.00% due 10/1/2024	480,000	481,714
New York State Dormitory Authority (St. John’s University), Series A, 5.00% due 7/1/2026	300,000	356,571
New York State Dormitory Authority (St. John’s University; Insured: Natl-Re), Series C, 5.25% due 7/1/2022	1,000,000	1,036,200
New York State Dormitory Authority (State Aid Withholding), Series A, 5.00% due 10/1/2033	100,000	122,454
New York State Dormitory Authority (State of New York Personal Income Tax Revenue), Series D, 4.00% due 2/15/2040	500,000	580,220
New York State Dormitory Authority (State of New York Sales Tax Revenue), Series A, 5.00% due 3/15/2033	500,000	598,500
New York State Environmental Facilities Corp. (State of New York State Revolving Fund),
5.00% due 5/15/2025	250,000	280,983
Series E, 5.00% due 6/15/2038	250,000	306,303
New York State Thruway Authority,
Series J, 5.00% due 1/1/2033	325,000	358,390
Series N, 5.00% due 1/1/2035	250,000	317,997
Oneida County Local Development Corp. (Utica College), 5.00% due 7/1/2025 - 7/1/2032	855,000	1,003,870
Onondaga Civic Development Corp. (State University of New York Upstate Medical University), 5.50% due 12/1/2031 (pre-refunded 12/1/2021)	1,000,000	1,008,470
Port Authority of New York & New Jersey AMT, 5.00% due 11/1/2039	200,000	247,288
Sales Tax Asset Receivable Corp. (New York Local Government Assistance Corp.), Series A, 5.00% due 10/15/2029 - 10/15/2031 (pre-refunded 10/15/2024)	2,250,000	2,568,533
State of New York Mortgage Agency, Series 223, 2.65% due 10/1/2034	450,000	461,011
Tompkins County Development Corp. (Ithaca College Project), 5.00% due 7/1/2034 - 7/1/2037	820,000	999,756
Town of Hempstead GO, 5.00% due 8/15/2025	250,000	293,555
Triborough Bridge & Tunnel Authority, Series D, 5.00% due 11/15/2033	250,000	328,227
Triborough Bridge & Tunnel Authority (MTA Bridges and Tunnels),
Series A,
5.00% due 11/15/2028 (pre-refunded 5/15/2024)	1,000,000	1,123,290
5.00% due 11/15/2029	1,000,000	1,120,140
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute), Series A, 5.00% due 9/1/2038	250,000	315,518
Utility Debt Securitization Authority, Series A, 5.00% due 12/15/2026	350,000	401,597
Utility Debt Securitization Authority (Long Island Power Authority-Electric Service), Series TE, 5.00% due 12/15/2029 - 12/15/2030	2,000,000	2,204,990
West Seneca Central School District (Facilities Improvements; Insured: BAM) (State Aid Withholding) GO, 5.00% due 11/15/2023	1,300,000	1,427,959
Westchester County Local Development Corp. (Miriam Osborn Memorial Home Association Obligated Group), 5.00% due 7/1/2029 - 7/1/2034	450,000	518,628
Western Nassau County Water Authority (Green Bonds), Series A, 4.00% due 4/1/2040 - 4/1/2041	475,000	564,386
Yonkers Industrial Development Agency (New Community School Project) (State Aid Withholding), 4.00% due 5/1/2041	500,000	585,600
TOTAL LONG-TERM MUNICIPAL BONDS — 96.5% (Cost $40,502,339)		$42,795,683
50 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg New York Intermediate Municipal Fund  |  September 30, 2021
ISSUER-DESCRIPTION		PRINCIPAL AMOUNT	VALUE
	SHORT-TERM MUNICIPAL BONDS — 1.1%
[a]	New York State Housing Finance Agency (160 Madison Ave LLC; LOC Landesbank Hessen-Thuringen), Series A, 0.08% due 11/1/2046 (put 10/1/2021)	$ 500,000	$ 500,000
	TOTAL SHORT-TERM MUNICIPAL BONDS — 1.1% (Cost $500,000)		$ 500,000
	Total Investments — 97.6% (Cost $41,002,339)		$43,295,683
	Other Assets Less Liabilities — 2.4%		1,042,944
	Net Assets — 100.0%		$44,338,627

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2021.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
GO	General Obligation
IDA	Industrial Development Authority/Agency
IDC	Industrial Development Corp.
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 51

Schedule of Investments
Thornburg Intermediate Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 95.6%
	Alabama — 1.9%
	Alabama Community College System ACCS Enhancements Fee Revenue (Insured: AGM), 4.00% due 9/1/2040 - 9/1/2041	$ 1,600,000	$ 1,896,448
	Alabama Public School & College Authority (Educational Facilities), Series B, 5.00% due 6/1/2026 (pre-refunded 6/1/2023)	4,380,000	4,726,108
	Alabama Public School and College Authority, Series A, 5.00% due 11/1/2039	3,500,000	4,488,890
	East Alabama Health Care Authority (Health Care Facilities Capital Improvements), Series A, 5.00% due 9/1/2027	1,250,000	1,274,175
	UAB Medicine Finance Authority (University Hospital), Series B, 5.00% due 9/1/2032	6,000,000	7,198,620
	Arizona — 2.3%
	Arizona (Scottsdale Lincoln Hospitals) HFA , 5.00% due 12/1/2031	2,500,000	2,843,225
	Arizona Board of Regents (University of Arizona SPEED), 5.00% due 8/1/2029	1,000,000	1,124,900
	City of Mesa AZ Utility System Revenue, 5.00% due 7/1/2033	1,600,000	1,993,680
	County of Pima (TMC HealthCare Obligated Group) IDA, 4.00% due 4/1/2041	1,000,000	1,166,990
	County of Yavapai (Waste Management, Inc.) AMT IDA, 1.30% due 6/1/2027	1,000,000	1,012,190
	Maricopa County Special Health Care District GO, Series D, 5.00% due 7/1/2033	1,000,000	1,319,930
	Northern Arizona University (Insured: BAM), Series B, 5.00% due 6/1/2039	1,300,000	1,639,937
	Pima County Sewer System Revenue COP, Series B, 5.00% due 7/1/2031	900,000	1,175,355
	Salt River Project Agricultural Improvement and Power District (Salt River Electric System), 5.00% due 1/1/2033 - 1/1/2037	7,000,000	8,678,705
	Salt Verde Financial Corp. (Gas Supply Acquisition), 5.25% due 12/1/2022 - 12/1/2028	2,770,000	3,076,751
	Arkansas — 0.4%
	Board of Trustees of the University of Arkansas (Fayetteville Campus), Series A, 5.00% due 11/1/2031 - 11/1/2034	3,655,000	4,147,522
	California — 4.3%
	Alameda County Joint Powers Authority (Alameda County Medical Center Highland Hospital), Series A, 5.25% due 12/1/2027 - 12/1/2029	3,650,000	4,039,373
	California (Adventist Health System/West) HFFA, Series A, 5.00% due 3/1/2026	2,815,000	3,000,340
	California (Children’s Hospital Los Angeles) HFFA, Series A, 5.00% due 11/15/2022 - 8/15/2033	1,950,000	2,197,597
	California Infrastructure and Economic Development Bank (King City Joint Union High School District), 5.75% due 8/15/2029	1,500,000	1,503,090
	Delano Financing Authority (City of Delano Police Station and Woollomes Avenue Bridge), Series A, 5.00% due 12/1/2025	2,555,000	2,563,380
	Franklin-McKinley School District (Insured: Natl-Re) GO, 5.25% due 8/1/2027	1,000,000	1,240,630
	Fresno (Educational Facilities and Improvements; Insured: Natl-Re) USD GO, Series A, 6.00% due 8/1/2026	1,385,000	1,560,521
	Jurupa Public Financing Authority (Eastvale Community Services; Insured: AGM), Series A, 5.50% due 9/1/2025 - 9/1/2027	2,530,000	2,777,326
	Los Angeles Department of Airports AMT, Series A, 5.00% due 5/15/2036	3,635,000	4,505,728
	M-S-R Energy Authority, Series B, 6.125% due 11/1/2029	2,365,000	2,962,564
	North City West School Facilities Financing Authority (Carmel Valley Schools; Insured: AGM), Series A, 5.00% due 9/1/2024	1,080,000	1,123,211
[a]	Northern California Energy Authority (Commodity Supply Revenue), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	5,000,000	5,477,800
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2032 - 8/1/2034	3,000,000	3,460,770
	Redwood City Redevelopment Agency (Redevelopment Area A-2; Insured: AMBAC), Series A-2, Zero Coupon due 7/15/2023	2,065,000	2,051,970
	Sacramento County Sanitation Districts Financing Authority (Sacramento Regional County Sanitation District), 5.00% due 12/1/2032	575,000	800,952
	San Francisco City & County Airport Comm-San Francisco International Airport AMT, Series 2020A, 5.00% due 5/1/2038	2,500,000	3,120,275
	Saratoga Union School District (Insured: Natl-Re) USD GO, Series B, Zero Coupon due 9/1/2023	900,000	895,203
	State of California GO, 5.00% due 11/1/2029	1,000,000	1,300,430
	Colorado — 1.5%
	Colorado (Sanford Obligated Group) HFA, Series A, 5.00% due 11/1/2039	1,925,000	2,404,190
	Housing Authority of the City and County of Denver (Three Towers Rehabilitation; Insured: AGM) AMT, 5.20% due 11/1/2027	1,335,000	1,339,245
	Regional Transportation District (North Metro Rail Line) COP, Series A, 5.00% due 6/1/2028	1,650,000	1,776,406
	State of Colorado COP,
	Series A,
	4.00% due 12/15/2039 - 12/15/2040	2,400,000	2,890,948
	5.00% due 9/1/2029 - 9/1/2032	5,205,000	6,484,700
	Connecticut — 3.1%
	City of Hartford (Various Public Improvements; Insured: AGM) GO, Series A, 5.00% due 7/1/2031	1,700,000	1,976,709
	State of Connecticut (Various Capital Projects) GO, Series B, 5.00% due 5/15/2027	1,000,000	1,200,860
	State of Connecticut GO,
	Series A, 5.00% due 4/15/2033 - 4/15/2035	12,415,000	15,380,952
	Series C, 5.00% due 6/15/2028 - 6/15/2029	1,890,000	2,389,381
	Series E, 5.00% due 9/15/2033	2,650,000	3,304,682
	State of Connecticut, Special Tax Revenue, Series A, 5.00% due 5/1/2035 - 5/1/2038	6,250,000	8,012,955
	District of Columbia — 2.0%
	Metropolitan Washington Airports Authority (Dulles Toll Road Revenue), Series A, 5.00% due 10/1/2038 - 10/1/2039	3,000,000	3,707,880
	Metropolitan Washington Airports Authority (Dulles Toll Road Revenue; Insured: AGC), Series B, Zero Coupon due 10/1/2023 - 10/1/2024	9,890,000	9,742,247
	Metropolitan Washington Airports Authority Aviation Revenue AMT, Series A, 4.00% due 10/1/2040	1,000,000	1,173,080
	Washington Convention & Sports Authority, Series A, 5.00% due 10/1/2028	1,105,000	1,374,741
	Washington Metropolitan Area Transit Authority, 5.00% due 7/1/2032 - 7/1/2037	3,325,000	4,044,084
52 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Florida — 6.7%
	Broward County (Airport System Improvements) AMT, 5.00% due 10/1/2034 - 10/1/2035	$ 3,500,000	$ 4,233,580
	City of Jacksonville (Better Jacksonville Plan), Series A, 5.00% due 10/1/2026	2,075,000	2,173,293
	City of Lakeland (Electric Power System Smart Grid Project; Insured: AGM), 5.25% due 10/1/2027 - 10/1/2036	6,450,000	8,551,176
	City of Orlando (Senior Tourist Development; Insured: AGM), Series A, 5.00% due 11/1/2032 - 11/1/2037	3,430,000	4,197,998
	JEA Water & Sewer System Revenue, Series A, 5.00% due 10/1/2034 - 10/1/2035	1,225,000	1,581,823
	Lake County School Board (School District Facility Projects) COP, Series B, 5.00% due 6/1/2026 (pre-refunded 6/1/2022)	1,210,000	1,248,611
	Manatee County (Public Utilities System Improvements), 5.00% due 10/1/2026 - 10/1/2033	6,080,000	7,018,991
	Miami-Dade County (Miami International Airport), Series B, 5.00% due 10/1/2028 - 10/1/2031	5,335,000	6,035,033
	Miami-Dade County (Nicklaus Children’s Hospital) HFA, 5.00% due 8/1/2035 - 8/1/2037	2,905,000	3,526,357
	Miami-Dade County Educational Facilities Authority (University of Miami; Insured: AMBAC), Series B, 5.25% due 4/1/2024	1,000,000	1,119,960
	Miami-Dade County School Board (Insured: AMBAC) COP, Series D, 5.00% due 10/1/2021	3,035,000	3,035,364
	Miami-Dade County School Board COP, Series A, 5.00% due 5/1/2030	3,250,000	3,740,425
	Orange County (Tourist Development), Series A, 5.00% due 10/1/2031	2,000,000	2,394,240
	Orange County School Board COP, Series A, 5.00% due 8/1/2032	2,500,000	3,405,750
	Palm Beach County (Boca Raton Regional Hospital) HFA, 5.00% due 12/1/2025 (pre-refunded 12/1/2024)	500,000	573,430
	Palm Beach County School District COP, Series C, 5.00% due 8/1/2028	595,000	751,330
[a]	Sarasota County Public Hospital Board (Sarasota Memorial Hospital; Insured: Natl-Re), Series A, 10.053% (CPI + 2.05%) due 10/1/2021	1,335,000	1,401,982
	School Board of Broward County (Educational Facilities and Equipment) COP, Series A, 5.00% due 7/1/2027	2,000,000	2,069,960
	School Board of Broward County (Educational Facilities) COP, Series B, 5.00% due 7/1/2032	2,000,000	2,314,960
	School District of Broward County COP,
	Series A,
	5.00% due 7/1/2026	545,000	564,081
	5.00% due 7/1/2026 (pre-refunded 7/1/2022)	2,455,000	2,543,184
	School District of Manatee County (School Facilities Improvement; Insured: AGM), 5.00% due 10/1/2032	2,250,000	2,709,315
	Sunshine State Governmental Finance Commission (Miami-Dade County Program), Series B-1, 5.00% due 9/1/2028 (pre-refunded 9/1/2023)	3,500,000	3,819,340
	Georgia — 3.1%
	Athens-Clarke County Unified Government Development Authority (UGAREF Bolton Commons LLC), 5.00% due 6/15/2024 - 6/15/2028	2,320,000	2,508,748
	City of Atlanta (Water & Wastewater System; Insured: Natl-Re), Series A, 5.50% due 11/1/2022	365,000	375,673
	Clarke County Hospital Authority (Athens Regional Medical Center), 5.00% due 1/1/2023 - 1/1/2026 (pre-refunded 1/1/2022)	5,620,000	5,685,361
	Georgia State Road & Tollway Authority (GARVEE), 5.00% due 6/1/2032	1,000,000	1,298,760
	Main Street Natural Gas, Inc., Series A, 5.00% due 5/15/2035 - 5/15/2037	11,170,000	15,519,345
[a]	Main Street Natural Gas, Inc. (Guaranty: Citigroup Global Markets), Series C, 4.00% due 5/1/2052 (put 12/1/2028)	1,000,000	1,182,230
	Municipal Electric Authority of Georgia, Series A, 5.00% due 1/1/2035 - 1/1/2038	4,340,000	5,336,924
	Guam — 0.8%
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2023 - 10/1/2025	6,500,000	6,799,535
	Guam Waterworks Authority (Water and Wastewater System), 5.25% due 7/1/2024	1,000,000	1,069,950
	Hawaii — 1.7%
	County of Hawaii GO, Series A, 5.00% due 9/1/2033	1,250,000	1,480,112
	State of Hawaii Airports System Revenue AMT, Series A, 5.00% due 7/1/2032 - 7/1/2033	5,000,000	6,407,930
	State of Hawaii GO,
	Series DZ, 5.00% due 12/1/2027 (pre-refunded 12/1/2021)	3,635,000	3,662,917
	Series DZ-2016, 5.00% due 12/1/2027 (pre-refunded 12/1/2021)	6,365,000	6,413,883
	Illinois — 11.5%
	Chicago O’Hare International Airport (2016 Airport Projects),
	Series C,
	5.00% due 1/1/2029	1,000,000	1,177,420
[b]	5.00% due 1/1/2030	765,000	899,701
	Chicago O’Hare International Airport (2017 Airport Projects), Series B, 5.00% due 1/1/2034 - 1/1/2037	8,160,000	9,780,555
	Chicago Park District (Capital Improvement Plan) GO,
	Series B, 5.00% due 1/1/2025	1,000,000	1,099,000
	Series D, 5.00% due 1/1/2028	3,450,000	3,788,997
	Chicago Park District GO,
	Series A
	5.00% due 1/1/2027 - 1/1/2029	1,355,000	1,488,031
	5.00% due 1/1/2027 - 1/1/2029 (pre-refunded 1/1/2024)	2,585,000	2,858,364
	Series B
	5.00% due 1/1/2030	1,215,000	1,332,977
	5.00% due 1/1/2030 (pre-refunded 1/1/2024)	2,285,000	2,526,639
	City of Chicago (Midway Airport),
	Series B,
	5.00% due 1/1/2032 - 1/1/2033	9,805,000	10,826,659
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 53

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	5.25% due 1/1/2034	$ 4,700,000	$ 4,993,233
	City of Chicago (Wastewater Transmission System), Series C-2, 5.00% due 1/1/2028 - 1/1/2029	7,865,000	8,974,622
	City of Chicago (Wastewater Transmission System; Insured: AGM), Series B, 5.00% due 1/1/2034	1,375,000	1,645,834
	City of Chicago (Water System), Series A-1, 5.00% due 11/1/2024	1,000,000	1,133,790
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2037	4,250,000	5,136,168
	City of Chicago (Water System; Insured: BHAC-CR AMBAC), 5.75% due 11/1/2030	1,270,000	1,606,156
	City of Chicago GO,
	Series A,
	5.625% due 1/1/2031	1,585,000	1,933,874
	6.00% due 1/1/2038	7,500,000	9,260,100
	Cook County School District No. 104 (Argo Summit Elementary School Facilities; Insured: AGM) GO ETM, Series D, Zero Coupon due 12/1/2022	2,000,000	1,987,040
	Illinois Finance Authority (Northwestern Memorial Healthcare Obligated Group), Series A, 5.00% due 7/15/2031	175,000	217,616
	Illinois Finance Authority (Rush University Medical Center), Series A, 5.00% due 11/15/2033	1,000,000	1,145,350
	Illinois Finance Authority (Silver Cross Hospital and Medical Centers), 5.00% due 8/15/2024	1,000,000	1,134,850
	Illinois Toll Highway Authority (Move Illinois Program), Series A, 5.00% due 1/1/2037	5,550,000	6,405,199
	Knox & Warren Counties Community Unit School District No. 205 Galesburg GO, Series B, 5.00% due 12/1/2030 - 12/1/2031	2,655,000	3,273,997
	Metropolitan Pier & Exposition Authority (McCormick Place Expansion Project), Series B, 5.00% due 12/15/2022	1,000,000	1,052,590
	Monroe and St. Clair Counties (Community Unit School District No. 5; Insured: BAM) GO, 5.00% due 4/15/2027 - 4/15/2031	6,285,000	7,418,885
	Regional Transportation Authority (Insured: Natl-Re), Series A, 6.00% due 7/1/2031	1,070,000	1,447,881
	Sales Tax Securitization Corp., Series A, 5.00% due 1/1/2029	2,000,000	2,472,400
	State of Illinois GO, Series D, 5.00% due 11/1/2027 - 11/1/2028	4,250,000	5,166,355
	State of Illinois Sales Tax Revenue, Series B, 5.00% due 6/15/2030 - 6/15/2031	9,280,000	11,467,210
	State of Illinois Sales Tax Revenue (Insured: BAM-Natl-Re), Series B, 5.00% due 6/15/2032	2,885,000	3,542,376
	Tazewell County School District (Insured: Natl-Re) GO, 9.00% due 12/1/2024	1,205,000	1,525,120
	Indiana — 1.6%
	City of Indianapolis Department of Public Utilities Water System Revenue, Series A, 5.00% due 10/1/2034	1,000,000	1,249,350
[a]	City of Whiting Environmental Facilities (BP Products North America Inc. Project) AMT, Series A, 5.00% due 3/1/2046 (put 3/1/2023)	1,000,000	1,065,250
	Indiana (Ascension Health Credit Group) HFFA, 5.00% due 11/15/2034 - 11/15/2036	8,325,000	9,735,202
	Indiana Bond Bank (Hendricks Regional Health Financing Program; Insured: AMBAC), Series A, 5.25% due 4/1/2023	2,000,000	2,148,260
	Indiana Finance Authority (Sisters of St. Francis Health Services, Inc.), 5.00% due 11/1/2021	605,000	607,154
	Southwest Allen Multi School Building Corp., 5.00% due 7/15/2033	1,500,000	1,849,290
	Iowa — 0.4%
	Iowa Finance Authority (UnityPoint Health), Series C, 5.00% due 2/15/2030 - 2/15/2032	4,100,000	4,530,126
	Kansas — 0.1%
	Unified Government of Wyandotte County/Kansas City (School Improvement Project; Insured: AGM) USD GO, Series A, 5.00% due 9/1/2030 - 9/1/2031	640,000	789,346
	Kentucky — 1.4%
[a]	Kentucky Public Energy Authority, Series A, 4.00% due 4/1/2048 (put 4/1/2024)	6,500,000	7,030,010
	Kentucky State Property & Building Commission (Insured: AGM), Series A, 5.00% due 11/1/2035	4,000,000	5,151,640
	Louisville/Jefferson County Metropolitan Government (Norton Suburban Hospital and Kosair Children’s Hospital), Series A, 5.25% due 10/1/2026	2,320,000	2,550,376
	Louisiana — 2.8%
[b]	City of Shreveport LA Water & Sewer Revenue (Insured: AGM), Series A, 5.00% due 12/1/2036	1,000,000	1,218,080
	East Baton Rouge Sewerage Commission, Series B, 5.00% due 2/1/2030 - 2/1/2032 (pre-refunded 2/1/2025)	6,825,000	7,885,332
	Jefferson Sales Tax District (Insured: AGM), Series B, 5.00% due 12/1/2031 - 12/1/2035	3,895,000	4,906,474
	Louisiana Energy and Power Authority (LEPA Unit No. 1; Insured: AGM), Series A, 5.25% due 6/1/2029 - 6/1/2031 (pre-refunded 6/1/2023)	6,100,000	6,613,864
	Parish of Lafourche (Roads, Highways and Bridges), 5.00% due 1/1/2024 - 1/1/2025	3,685,000	4,187,659
[a]	Parish of St. Charles (Valero Energy Corp. Refinery), 4.00% due 12/1/2040 (put 6/1/2022)	1,000,000	1,023,050
	State of Louisiana, 5.00% due 9/1/2032 - 9/1/2033	2,000,000	2,605,480
	Maryland — 0.0%
	Montgomery County GO, Series C, 5.00% due 10/1/2025	365,000	430,828
	Massachusetts — 1.8%
	Massachusetts (CareGroup Healthcare System) DFA, Series I, 5.00% due 7/1/2033 - 7/1/2036	3,250,000	3,860,772
	Massachusetts (Insured: BHAC-CR FGIC), 5.50% due 1/1/2029	8,370,000	10,844,256
	Massachusetts (Simmons College) DFA, Series J, 5.50% due 10/1/2025 - 10/1/2028	1,790,000	1,967,248
	Massachusetts Bay Transportation Authority Assessment Revenue (Transportation Capital Program), Series A, 5.25% due 7/1/2030	1,000,000	1,345,190
	Michigan — 2.8%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2031	1,010,000	1,150,653
	City of Troy (Downtown Development Authority-Community Center Facilities) GO, 5.00% due 11/1/2025 (pre-refunded 11/1/2021)	300,000	301,095
	County of Genesee (Water Supply System; Insured: BAM) GO,
	5.00% due 11/1/2024 - 11/1/2030	3,360,000	3,606,491
	5.125% due 11/1/2032	750,000	805,530
	5.25% due 11/1/2026 - 11/1/2028	2,920,000	3,146,824
54 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Detroit City School District (School Building & Site Improvement; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2026	$ 3,150,000	$ 3,808,444
	Detroit City School District (School Building & Site; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2027	1,100,000	1,368,455
	Kalamazoo Hospital Finance Authority (Bronson Healthcare), 5.25% due 5/15/2026	175,000	175,637
	Michigan Finance Authority (Government Loan Program), Series F, 5.00% due 4/1/2026	1,580,000	1,585,609
	Michigan Finance Authority (McLaren Health System), Series A, 5.00% due 2/15/2039	3,200,000	4,015,776
	Michigan Public School Academy (Will Carleton Charter School), 8.00% due 8/1/2035	790,000	792,733
	Michigan State Housing Development Authority, Series B, 2.95% due 12/1/2039	3,000,000	3,076,230
	Muskegon Public Schools (Insured: Q-SBLF) GO, Series II, 5.00% due 5/1/2037 - 5/1/2040	2,850,000	3,684,371
[c]	West Ottawa Public Schools, 4.00% due 11/1/2032	800,000	968,200
	Minnesota — 0.2%
	Minnesota Higher Education Facilities Authority, (University of St. Thomas), 5.00% due 10/1/2034 - 10/1/2035	600,000	751,491
	Minnesota Housing Finance Agency (Collateralized: GNMA, FNMA, FHLMC), Series F, 2.45% due 7/1/2034	1,655,000	1,738,842
	Mississippi — 0.7%
	Mississippi Development Bank (Jackson Public School District; Insured BAM), 5.25% due 10/1/2037 - 10/1/2038	5,250,000	6,552,352
	Mississippi Development Bank (Vicksburg Warren School District; Insured: BAM), 5.50% due 3/1/2038	700,000	896,826
	Missouri — 0.0%
	City of Excelsior Springs (Insured: BAM) COP, Series B, 4.00% due 3/1/2031	150,000	181,586
	Nebraska — 0.6%
[a]	Central Plains Energy Project, 5.00% due 3/1/2050 (put 1/1/2024)	5,350,000	5,857,233
	Nevada — 0.3%
	Carson City (Carson Tahoe Regional Healthcare),
	5.00% due 9/1/2027 (pre-refunded 9/1/2022)	2,450,000	2,557,114
[b]	5.00% due 9/1/2032	730,000	893,053
	New Hampshire — 0.7%
[a]	New Hampshire Business Finance Authority (Waste Management, Inc.; Guaranty: Waste Management Holdings) AMT, Series A4, 2.15% due 8/1/2038 (put 7/1/2024)	750,000	781,673
	New Hampshire Municipal Bond Bank, Series C, 5.00% due 8/15/2026 (pre-refunded 8/15/2023)	1,860,000	2,025,540
	State of New Hampshire (Turnpike System), Series B, 5.00% due 2/1/2022 - 2/1/2024	4,005,000	4,067,265
	New Jersey — 4.6%
	Essex County Improvement Authority (County Correctional Facilities & Gibraltar Facilities; Insured: Natl-Re) GO, 5.50% due 10/1/2024	2,500,000	2,886,475
	New Jersey (School Facilities Construction) EDA,
	5.00% due 6/15/2035 - 6/15/2038	4,515,000	5,655,552
	Series NN, 5.00% due 3/1/2026	2,000,000	2,130,360
	New Jersey (School Facilities Construction; Insured: AMBAC) EDA, Series N-1, 5.50% due 9/1/2026	3,000,000	3,672,540
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N-1, 5.50% due 9/1/2027	1,700,000	2,137,835
	New Jersey (State of New Jersey Department of the Treasury) EDA, Series DDD, 5.00% due 6/15/2033	1,000,000	1,214,830
	New Jersey (Transit Corp.) EDA, 5.00% due 11/1/2036	2,950,000	3,682,603
	New Jersey State Health Care Facilities Financing Authority (Virtua Health), 5.00% due 7/1/2027 - 7/1/2028	3,000,000	3,314,570
	New Jersey Transportation Trust Fund Authority,
	Series A, 5.00% due 12/15/2032	485,000	601,628
	Series AA, 5.00% due 6/15/2036 - 6/15/2040	1,500,000	1,895,870
	Series BB, 5.00% due 6/15/2034	2,000,000	2,470,100
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements),
	5.00% due 6/15/2023 - 6/15/2024	2,500,000	2,740,135
	Series A, 5.00% due 6/15/2031	1,000,000	1,185,220
	New Jersey Transportation Trust Fund Authority (Transportation Program Bonds), Series AA, 5.00% due 6/15/2038	3,500,000	4,291,455
	New Jersey Transportation Trust Fund Authority (Transportation System), Series A, 5.00% due 12/15/2034 - 12/15/2036	5,500,000	6,750,035
	Passaic Valley Sewage Commissioners, Series G, 5.75% due 12/1/2022	3,000,000	3,189,870
	New Mexico — 0.7%
	City of Farmington (Public Service Co. of New Mexico),
[a]	Series C, 1.15% due 6/1/2040 (put 6/1/2024)	1,500,000	1,520,025
[a]	Series D, 1.10% due 6/1/2040 (put 6/1/2023)	3,000,000	3,026,880
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group), 5.00% due 7/1/2032	2,130,000	2,175,774
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group), Series A, 5.00% due 8/1/2039	440,000	550,136
	New York — 5.8%
	City of New York (City Budget Financial Management) GO,
	Series G, 5.00% due 8/1/2027	4,530,000	5,024,993
	Series J, 5.00% due 8/1/2030 - 8/1/2031	9,000,000	10,152,680
	City of New York GO,
	Series C, 5.00% due 8/1/2035	500,000	640,140
	Series C-1, 5.00% due 8/1/2032	1,000,000	1,297,260
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 55

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	County of Nassau (Insured: BAM) GO, Series B, 5.00% due 4/1/2026	$ 1,300,000	$ 1,393,106
	Erie County (City of Buffalo School District) (State Aid Withholding) IDA, Series A, 5.00% due 5/1/2027	5,000,000	5,372,200
	Erie County (City School District of the City Buffalo Project) (State Aid Withholding) IDA, 5.00% due 5/1/2032	500,000	674,985
	Long Island Power Authority, Series A, 5.00% due 9/1/2036 - 9/1/2038	1,300,000	1,660,313
	Metropolitan Transportation Authority,
	Series D, 5.00% due 11/15/2030 - 11/15/2035	8,295,000	9,880,865
	Series D-1, 5.00% due 11/15/2031	2,285,000	2,644,705
	Metropolitan Transportation Authority (Green Bond),
	Series A1, 5.00% due 11/15/2035 - 11/15/2036	1,820,000	2,138,958
	Series A2, 5.00% due 11/15/2025	600,000	700,548
	New York City Transitional Finance Authority Future Tax Secured Revenue, 5.00% due 5/1/2032 - 11/1/2036	5,230,000	6,785,951
	New York State Dormitory Authority, Series A, 5.00% due 3/15/2037	735,000	917,383
	New York State Dormitory Authority (Metropolitan Transportation Authority & State Urban Development Corp.), Series A, 5.00% due 12/15/2027	2,500,000	2,642,525
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue),
	Series A, 5.00% due 3/15/2035 - 3/15/2036	2,650,000	3,435,082
	Series D, 4.00% due 2/15/2040	1,000,000	1,160,440
	New York State Dormitory Authority (State of New York Sales Tax Revenue), Series A, 5.00% due 3/15/2033	500,000	598,500
	New York State Urban Development Corp. (State of New York Personal Income Tax Revenue), Series A, 5.00% due 3/15/2041	1,500,000	1,889,430
	New York State Urban Development Corp. (State of New York Sales Tax Revenue), Series A, 5.00% due 3/15/2037	500,000	633,445
	North Carolina — 1.2%
	Charlotte-Mecklenburg Hospital Authority (Carolinas HealthCare System), Series A, 5.00% due 1/15/2028	2,190,000	2,320,896
	North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2030 (pre-refunded 6/1/2025)	3,000,000	3,502,530
	State of North Carolina, 5.00% due 3/1/2033	5,000,000	6,276,100
	Ohio — 5.4%
[b]	Akron, Bath and Copley Joint Township Hospital District (Children’s Hospital Medical Center of Akron), 5.00% due 11/15/2024	1,000,000	1,029,360
	Akron, Bath and Copley Joint Township Hospital District (Summa Health System Obligated Group), 5.00% due 11/15/2027 - 11/15/2029	1,160,000	1,442,653
	American Municipal Power, Inc. (AMP Fremont Energy Center), Series B, 5.25% due 2/15/2028 (pre-refunded 2/15/2022)	4,000,000	4,073,960
	Cincinnati City School District (School Improvement Project) COP, 5.00% due 12/15/2031 (pre-refunded 12/15/2024)	3,075,000	3,528,931
	City of Cleveland (Bridges and Roadways), Series A-2, 5.00% due 10/1/2028 - 10/1/2029 (pre-refunded 10/1/2023)	2,520,000	2,758,946
	City of Cleveland (Public Facilities Improvements), Series A-1, 5.00% due 11/15/2027 - 11/15/2030 (pre-refunded 11/15/2023)	5,185,000	5,705,263
	City of Cleveland (Various Municipal Capital Improvements) GO, 5.00% due 12/1/2024	1,000,000	1,054,960
	City of Cleveland GO,
	5.00% due 12/1/2026	15,000	15,822
	5.00% due 12/1/2026 (pre-refunded 12/1/2022)	1,215,000	1,282,773
	City of Cleveland Income Tax Revenue,
	4.00% due 10/1/2032 - 10/1/2033	960,000	1,156,562
	5.00% due 10/1/2033 - 10/1/2035	1,450,000	1,781,195
	Cleveland-Cuyahoga County Port Authority (County Administration Offices), 5.00% due 7/1/2025	1,780,000	2,072,596
	County of Allen (Catholic Health Partners-Mercy Health West Facility), Series A, 5.00% due 5/1/2025 - 5/1/2026 (pre-refunded 5/1/2022)	8,325,000	8,557,184
	County of Cuyahoga (Musical Arts Association), 5.00% due 1/1/2030 - 1/1/2039	3,170,000	3,836,504
	County of Hamilton (Cincinnati Children’s Hospital Medical Center), 5.00% due 5/15/2028 - 5/15/2031	8,085,000	9,048,614
	Greene County Vocational School District (School Facilities Construction and Improvement) GO,
[b]	5.00% due 12/1/2030	625,000	794,137
	5.00% due 12/1/2031 - 12/1/2033	1,955,000	2,472,270
	Northeast Ohio Medical University (Insured: BAM), Series B, 4.00% due 12/1/2035 - 12/1/2041	3,875,000	4,505,129
	State of Ohio GO, Series A, 5.00% due 6/15/2033	505,000	674,054
	Pennsylvania — 7.9%
	Allegheny County (Propel Charter School-McKeesport) IDA,
	Series C,
	5.90% due 8/15/2026	520,000	521,986
	6.375% due 8/15/2035	1,130,000	1,134,656
	Allegheny County Hospital Development Authority (University of Pittsburgh Medical Center), Series A, 5.00% due 7/15/2034	1,150,000	1,443,825
	Bucks County (Waste Management, Inc.) AMT IDA, Series A-2, 2.75% due 12/1/2022	7,000,000	7,197,120
	City of Philadelphia (Pennsylvania Gas Works), 5.00% due 8/1/2032 - 8/1/2034	2,300,000	2,669,503
	City of Philadelphia (Philadelphia Gas Works), 5.00% due 8/1/2036 - 8/1/2037	5,485,000	6,543,023
	City of Philadelphia (Water and Wastewater System), Series A, 5.00% due 10/1/2029 - 11/1/2038	2,100,000	2,598,070
	City of Pittsburgh (Capital Projects) GO, 5.00% due 9/1/2035 - 9/1/2036	1,215,000	1,475,034
	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2029	3,000,000	3,513,360
	Lancaster County Solid Waste Management Authority (Acquisition of Susquehanna Resource Management Facility), Series A, 5.25% due 12/15/2030	3,000,000	3,321,720
	Monroeville Financing Authority (University of Pittsburgh Medical Center), 5.00% due 2/15/2026	3,490,000	4,142,525
	Pennsylvania State Public School Building Authority (Philadelphia School District; Insured: AGM) (State Aid Withholding), Series B, 5.00% due 6/1/2027	5,000,000	6,094,650
	Pennsylvania Turnpike Commission,
	Series B,
56 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	4.00% due 12/1/2040	$ 1,000,000	$ 1,185,040
	5.00% due 12/1/2032 - 12/1/2038	1,950,000	2,540,476
	Pennsylvania Turnpike Commission (Highway Improvements), Series A-1, 5.00% due 12/1/2035 - 12/1/2036	1,750,000	2,152,790
	Philadelphia Authority for Industrial Development (Thomas Jefferson University), Series A, 5.00% due 9/1/2032 - 9/1/2034	5,000,000	6,054,670
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2032 - 4/1/2036	11,125,000	13,485,558
	Philadelphia Pennsylvania Airport Revenue (Insured: AGM) AMT, 4.00% due 7/1/2040 - 7/1/2041	1,700,000	1,981,967
	Pittsburgh Water & Sewer Authority (Water and Sewer System; Insured: AGM),
	Series A, 5.00% due 9/1/2030 - 9/1/2031	8,740,000	9,455,485
	Series B, 5.00% due 9/1/2031 (pre-refunded 9/1/2023)	3,665,000	3,999,981
	Rhode Island — 0.5%
	State of Rhode Island and Providence Plantations (Consolidated Capital Development Loan) GO, Series B, 4.00% due 10/15/2023	800,000	831,040
	State of Rhode Island and Providence Plantations (Training School Project) COP, Series B, 5.00% due 10/1/2024	3,595,000	3,926,603
	South Carolina — 0.2%
	City of Myrtle Beach (Municipal Sports Complex), Series B, 5.00% due 6/1/2028 - 6/1/2030	2,000,000	2,232,760
	South Dakota — 0.2%
	South Dakota Health and Educational Facilities Authority (Sanford Health), 5.00% due 11/1/2028 - 11/1/2029	1,800,000	2,105,060
	Tennessee — 2.0%
	County of Shelby Health, Educational and Housing Facility Board (Methodist Le Bonheur Healthcare),
[b]	5.00% due 5/1/2027	635,000	775,430
	5.00% due 5/1/2031 - 5/1/2035	2,925,000	3,544,230
	Metropolitan Government of Nashville and Davidson County (Green Projects), Series B, 5.00% due 7/1/2033 - 7/1/2036	3,000,000	3,682,160
[a]	Tennergy Corp., Series A, 4.00% due 12/1/2051 (put 9/1/2028)	2,000,000	2,362,360
	Tennessee Energy Acquisition Corp. (The Gas Project),
	Series A, 5.25% due 9/1/2023	7,000,000	7,640,990
	Series C, 5.00% due 2/1/2023	2,650,000	2,798,400
	Texas — 9.5%
	Austin Community College District GO, 4.00% due 8/1/2032	2,680,000	3,335,099
	City of Brownsville AMT GO, 5.00% due 2/15/2030 - 2/15/2032	1,090,000	1,382,383
[c]	City of Bryan Electric System Revenue (Insured: AGM), Series A 4.00% due 7/1/2032 - 7/1/2035	2,335,000	2,824,621
[c]	City of Bryan Rural Electric System Revenue (Insured: AGM), 5.00% due 7/1/2032	555,000	728,826
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2025 - 2/15/2034	9,720,000	11,113,630
	City of Dallas (Trinity River Corridor Infrastructure) GO, 5.00% due 2/15/2028	1,000,000	1,105,890
	City of Galveston (Galveston Island Convention Center; Insured: AGM), Series B, 5.00% due 9/1/2024	1,115,000	1,160,916
	City of Houston (Combined Utility System), Series A, 5.00% due 11/15/2032	1,875,000	2,466,037
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2027	1,175,000	1,398,755
	City of Houston Airport System Revenue, Series D, 5.00% due 7/1/2030 - 7/1/2035	3,750,000	4,669,107
	City of Houston Airport System Revenue AMT, Series A, 4.00% due 7/1/2040	1,500,000	1,739,370
	City of McAllen (International Toll Bridge Revenue; Insured: AGM), Series A, 5.00% due 3/1/2028 - 3/1/2032	6,120,000	7,264,688
	City of San Antonio (Airport System Capital Improvements) AMT, 5.00% due 7/1/2024 - 7/1/2025	3,225,000	3,336,281
	City of San Antonio (Water System), Series A, 5.00% due 5/15/2033 - 5/15/2034	3,075,000	3,658,078
	Dallas Area Rapid Transit, Series A, 5.00% due 12/1/2035 - 12/1/2036	7,200,000	8,450,488
	Dallas County Utility & Reclamation District GO, 5.00% due 2/15/2027	1,905,000	2,337,568
	Greater Texas Cultural Education Facilities Finance Corp. (Fort County Bend), 4.00% due 3/1/2040 - 3/1/2041	2,000,000	2,345,370
	Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System), Series A, 5.00% due 12/1/2028	3,000,000	3,420,030
	Harris County Cultural Education Facilities Finance Corp. (TECO Project), 5.00% due 11/15/2028 - 11/15/2033	2,225,000	2,728,136
	Lower Colorado River Authority,
	Series A,
	5.00% due 5/15/2026	9,415,000	9,689,259
	5.00% due 5/15/2026 (pre-refunded 5/15/2022)	55,000	56,623
	Lower Colorado River Authority (LCRA Transmission Services Corp.), 5.00% due 5/15/2028 - 5/15/2038	970,000	1,232,941
	Lubbock Electric Light & Power System Revenue,
	4.00% due 4/15/2041	1,000,000	1,157,410
	5.00% due 4/15/2032	1,000,000	1,280,590
	Metropolitan Transit Authority of Harris County, 5.00% due 11/1/2029 - 11/1/2030	4,040,000	5,129,608
	North Texas Tollway Authority (NTTA System), Series A, 5.00% due 1/1/2037	1,750,000	2,102,695
	San Antonio Water System,
	Series A, 5.00% due 5/15/2037	500,000	617,195
	Series C, 5.00% due 5/15/2032 - 5/15/2038	3,700,000	4,731,259
	Stephen F Austin State University (Financing System), Series A, 5.00% due 10/15/2030 - 10/15/2033	1,265,000	1,576,312
	Texas Municipal Gas Acquisition & Supply Corp. III, 5.00% due 12/15/2032	800,000	1,078,520
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2024 - 8/15/2025	2,490,000	2,811,877
	Waco Educational Finance Corp. (Baylor University Issue), 4.00% due 3/1/2041	850,000	1,001,334
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 57

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Utah — 0.3%
[a]	County of Utah (IHC Health Services, Inc. Obligated Group), Series B-1, 5.00% due 5/15/2056 (put 8/1/2022)	$ 2,500,000	$ 2,568,600
	Virginia — 0.3%
[a]	Halifax County (VirginiaI Electric and Power Co. Project) IDA, Series A, 0.45% due 12/1/2041 (put 4/1/2022)	500,000	500,455
	Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group), Series A, 5.00% due 1/1/2032 - 1/1/2033	2,000,000	2,484,150
	Washington — 3.9%
	King County Public Hospital District No. 2 (EvergreenHealth Medical Center) GO, 5.00% due 12/1/2028 - 12/1/2030	4,545,000	5,182,888
	Skagit County Public Hospital District No. 1 (Skagit Regional Health) GO, 5.00% due 12/1/2025 - 12/1/2028 (pre-refunded 12/1/2022)	7,860,000	8,298,195
	Skagit County Public Hospital District No. 2 (Island Hospital) GO, 5.00% due 12/1/2027 - 12/1/2028 (pre-refunded 12/1/2022)	4,640,000	4,898,680
	State of Washington (Acquisition and Improvements of Real and Personal Property) COP, Series A, 5.00% due 7/1/2030	4,415,000	5,437,955
	State of Washington (Various Purposes) GO,
	Series 2021A, 5.00% due 6/1/2038	1,965,000	2,521,134
	Series C, 5.00% due 2/1/2036 - 2/1/2037	7,425,000	9,325,413
	Washington Higher Education Facilities Authority (Seattle Pacific University), 5.00% due 10/1/2038 - 10/1/2040	3,340,000	4,158,915
	Wisconsin — 0.4%
	Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group), Series A, 5.00% due 8/15/2033	600,000	743,898
	WPPI Energy, Series A, 5.00% due 7/1/2029 - 7/1/2036	2,980,000	3,700,564
	Total Long-Term Municipal Bonds — 95.6% (Cost $915,692,467)		985,189,502
	Short-Term Municipal Bonds — 3.1%
	Colorado — 0.4%
	City & County of Denver (SPA JPMorgan Chase Bank, N.A.) COP,
[a]	Series A1, 0.10% due 12/1/2029 (put 10/1/2021)	1,390,000	1,390,000
[a]	Series A2 0.10% due 12/1/2029 (put 10/1/2021)	610,000	610,000
[a]	Series A3, 0.10% due 12/1/2031 (put 10/1/2021)	2,535,000	2,535,000
	Florida — 0.7%
[a]	City of Gainesville Utilities System Revenue (SPA Barclays Bank plc), Series C, 0.10% due 10/1/2026 (put 10/1/2021)	2,090,000	2,090,000
[a]	City of Gainesville Utilities System Revenue (SPA State Street Bank and Trust Co.), Series A, 0.07% due 10/1/2036 (put 10/7/2021)	1,200,000	1,200,000
[a]	City of West Palm Beach Utility System Revenue (Insured: AGC) (SPA JPMorgan Chase Bank, N.A.), Series C, 0.07% due 10/1/2038 (put 10/7/2021)	1,490,000	1,490,000
[a]	County of Manatee (Florida Power & Light Co.), 0.10% due 9/1/2024 (put 10/1/2021)	2,100,000	2,100,000
	Maryland — 0.1%
[a]	County of Montgomery (SPA U.S. Bank, N.A.) GO, Series E 0.08% due 11/1/2037 (put 10/1/2021)	1,500,000	1,500,000
	New Jersey — 0.1%
[a]	New Jersey Health Care Facilities Financing Authority (LOC JPMorgan Chase Bank N.A.), Series B 0.05% due 7/1/2043 (put 10/1/2021)	1,200,000	1,200,000
	New York — 1.6%
[a]	City of New York (LOC Mizuho Bank Ltd) GO, Series G-6, 0.08% due 4/1/2042 (put 10/1/2021)	1,800,000	1,800,000
[a]	City of New York (SPA Barclays Bank plc) GO, Series B-4, 0.08% due 10/1/2046 (put 10/1/2021)	3,700,000	3,700,000
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA JPMorgan Chase Bank N.A.), 0.09% due 2/1/2045 (put 10/1/2021)	3,000,000	3,000,000
[a]	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA Mizuho Bank Ltd.), Series A-4, 0.08% due 8/1/2043 (put 10/1/2021)	3,740,000	3,740,000
[a]	New York City Water & Sewer System (SPA Bank of Montreal), 0.07% due 6/15/2049 (put 10/1/2021)	1,000,000	1,000,000
[a]	New York City Water & Sewer System (SPA JPMorgan Chase Bank, N.A.), Series AA1, 0.09% due 6/15/2050 (put 10/1/2021)	900,000	900,000
[a]	New York City Water & Sewer System (SPA Mizuho Bank Ltd.), 0.09% due 6/15/2048 (put 10/1/2021)	985,000	985,000
[a]	New York City Water & Sewer System (SPA U.S. Bank N.A.), 0.08% due 6/15/2043 (put 10/1/2021)	1,800,000	1,800,000
	North Carolina — 0.1%
[a]	Charlotte-Mecklenburg Hospital Authority (Atrium Health Obligated Group; SPA JPMorgan Chase Bank, N.A.), Series C, 0.10% due 1/15/2037 (put 10/1/2021)	815,000	815,000
	Texas — 0.1%
[a]	Lower Neches Valley Authority Industrial Development Corp., 0.06% due 5/1/2046 (put 10/1/2021)	585,000	585,000
	Total Short-Term Municipal Bonds — 3.1% (Cost $32,440,000)		32,440,000
	Total Investments — 98.7% (Cost $948,132,467)		$1,017,629,502
	Other Assets Less Liabilities — 1.3%		13,100,090
	Net Assets — 100.0%		$1,030,729,592

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2021.
b	Segregated as collateral for a when-issued security.
58 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Intermediate Municipal Fund  |  September 30, 2021
c	When-issued security.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMBAC	Insured by American Municipal Bond Assurance Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
BHAC-CR	Berkshire Hathaway Assurance Corp. Custodial Receipts
COP	Certificates of Participation
CPI	Consumer Price Index
DFA	Development Finance Authority/Agency
EDA	Economic Development Authority
ETM	Escrowed to Maturity
FGIC	Insured by Financial Guaranty Insurance Co.
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority/Agency
JEA	Jacksonville Electric Authority
LOC	Letter of Credit
Natl-Re	Insured by National Public Finance Guarantee Corp.
Q-SBLF	Insured by Qualified School Bond Loan Fund
SPA	Stand-by Purchase Agreement
USD	Unified School District
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 59

Schedule of Investments
Thornburg Strategic Municipal Income Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	LONG-TERM MUNICIPAL BONDS — 91.4%
	Alabama — 1.9%
	Alabama Community College System ACCS Enhancements Fee Revenue (Insured: AGM), 4.00% due 9/1/2046	$1,500,000	$ 1,755,765
[a]	Black Belt Energy Gas District, Series B, 4.00% due 10/1/2052 (put 12/1/2026)	3,000,000	3,449,550
[a]	Selma (International Paper Co.) IDB, Series A, 2.00% due 11/1/2033 (put 10/1/2024)	2,025,000	2,107,661
	Arizona — 2.7%
	Arizona (GreatHearts Arizona Obligated Group; Insured: SD CRED PROG) IDA, Series A, 5.00% due 7/1/2026 - 7/1/2031	615,000	783,091
	Arizona (Scottsdale Lincoln Hospitals) HFA , 5.00% due 12/1/2031	2,500,000	2,843,225
	County of Pima (TMC HealthCare Obligated Group ) IDA, 4.00% due 4/1/2046	250,000	288,603
	County of Yavapai (Waste Management, Inc.) AMT IDA, 1.30% due 6/1/2027	750,000	759,142
	Maricopa County (Highland Prep Obligated Group; Insured: State Intercept) IDA, Series A, 4.00% due 7/1/2046	740,000	852,806
[a,b]	Maricopa County Pollution Control Corp. (Public Service Co. of New Mexico), 0.875% due 6/1/2043 (put 10/1/2026)	1,700,000	1,689,239
	Maricopa County Special Health Care District GO, Series D, 5.00% due 7/1/2033	1,000,000	1,319,930
	Pinal County (Tucson Electric Power Co.) IDA, 4.00% due 9/1/2029	1,520,000	1,598,310
	Arkansas — 0.3%
	University of Arkansas Board of Trustees (Fayetteville Campus), Series A, 5.00% due 11/1/2036	1,000,000	1,131,660
	California — 6.4%
	ABAG Finance Authority for Nonprofit Corporations (Episcopal Senior Communities), Series A, 5.00% due 7/1/2047 (pre-refunded 7/1/2022)	1,635,000	1,693,206
	Benicia (Benicia High School; Insured: AGM) USD GO, Series C, Zero Coupon due 8/1/2026	830,000	793,447
	California (Children’s Hospital Los Angeles) HFFA, Series A, 5.00% due 11/15/2034 - 8/15/2036	920,000	1,036,429
	California (Community Program Developmental Disabilities; Insured: California Mtg Insurance) HFFA, 6.25% due 2/1/2026	1,500,000	1,506,720
	California Municipal Finance Authority (California Institute of the Arts), 4.00% due 10/1/2046	960,000	1,114,051
	California Municipal Finance Authority (CHF-Davis II LLC; Insured: BAM) (Green Bond),
	4.00% due 5/15/2041	500,000	593,205
	5.00% due 5/15/2029 - 5/15/2031	1,195,000	1,558,613
[c]	California Pollution Control Financing Authority (Poseidon Resources (Channelside) LP Desalination Project) AMT, 5.00% due 11/21/2045	1,000,000	1,045,080
	Calipatria (Educational Facilities; Insured: ACA) USD GO, Series B, Zero Coupon due 8/1/2025	1,440,000	1,259,251
	City of Palm Springs Financing Authority (Downtown Revitalization Project), Series B, 5.25% due 6/1/2027 (pre-refunded 6/1/2022)	1,620,000	1,674,076
	County of El Dorado (El Dorado Hills Development-Community Facilities), 5.00% due 9/1/2026	625,000	651,956
	Daly County Housing Development Finance Agency (Franciscan Country Club Mobile Home Park Acquisition), Series A, 5.25% due 12/15/2023	650,000	652,340
	M-S-R Energy Authority, Series A, 6.50% due 11/1/2039	1,245,000	1,978,230
[a]	Northern California Energy Authority (Commodity Supply Revenue), Series A, 4.00% due 7/1/2049 (put 7/1/2024)	2,000,000	2,191,120
	Oakland (County of Alameda Educational Facilities) USD GO, Series A, 5.00% due 8/1/2035	1,000,000	1,152,520
	Ontario International Airport Authority (Insured: AGM) AMT, Series B, 5.00% due 5/15/2034	500,000	649,705
	San Francisco City & County Airport Comm-San Francisco International Airport AMT, Series 2020A, 5.00% due 5/1/2038	1,000,000	1,248,110
	San Francisco City & County Redevelopment Financing Authority (Redevelopment Project; Insured: Natl-Re), Series D, Zero Coupon due 8/1/2023	1,025,000	1,017,620
	State of California GO, 5.00% due 11/1/2029	1,000,000	1,300,430
	Union Elementary School District (Santa Clara County District Schools; Insured: Natl-Re) GO, Series D, Zero Coupon due 9/1/2027	905,000	852,266
	Colorado — 2.7%
	Crystal Valley Metropolitan District No 2 (Insured: AGM) GO, Series A, 5.00% due 12/1/2025 - 12/1/2030	1,810,000	2,262,011
	Denver Convention Center Hotel Authority, 5.00% due 12/1/2028	1,000,000	1,173,960
	Durango School District No. 9-R (State Aid Witholding) GO, Series R, 5.00% due 11/1/2031	1,000,000	1,322,900
	Public Authority for Colorado Energy (Natural Gas Purchase), 6.50% due 11/15/2038	260,000	398,751
[d]	Regional Transportation District, Series A, 5.00% due 7/15/2032	600,000	782,148
	Regional Transportation District (FasTracks Transportation System) COP, Series A, 5.00% due 6/1/2044	565,000	604,115
	State of Colorado COP, Series A, 4.00% due 12/15/2040	1,500,000	1,800,030
	Village Metropolitan District GO, 5.00% due 12/1/2040	1,000,000	1,126,760
	Wild Plum Metropolitan District GO, Series A, 5.00% due 12/1/2049	595,000	632,378
	Connecticut — 2.9%
	City of New Haven (Insured: AGM) GO, Series B, 5.00% due 2/1/2026 - 2/1/2030	2,620,000	3,233,975
	State of Connecticut GO,
	Series A, 5.00% due 4/15/2035	2,000,000	2,468,940
	Series E, 5.00% due 9/15/2033	1,350,000	1,683,518
	State of Connecticut, Special Tax Revenue, Series A, 5.00% due 5/1/2037	750,000	957,885
	University of Connecticut (Insured: AGM), Series A, 5.00% due 4/15/2028	1,975,000	2,499,145
	District of Columbia — 0.9%
	Metropolitan Washington Airports Authority (Dulles Toll Road; Insured: AGC), Series B, Zero Coupon due 10/1/2027	1,500,000	1,390,305
	Metropolitan Washington Airports Authority Aviation Revenue AMT, Series A, 4.00% due 10/1/2041	1,750,000	2,048,410
	Florida — 3.1%
	Broward County (Airport System Improvements) AMT, 5.00% due 10/1/2037	1,000,000	1,201,710
[c]	Charlotte County (Town & Country Utilities Projects) IDA AMT, 5.00% due 10/1/2029	500,000	561,770
60 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	County of Miami-Dade Aviation Revenue, Series A, 5.00% due 10/1/2032	$ 500,000	$ 657,680
	Florida Department of Management Services, Series A, 5.00% due 9/1/2025	500,000	587,075
	Florida Higher Educational Facilities Financing Authority (Nova Southeastern University), 5.00% due 4/1/2027 (pre-refunded 4/1/2022)	1,000,000	1,023,870
	Miami-Dade County Expressway Authority (Toll System Five-Year Work Program), Series A, 5.00% due 7/1/2022 - 7/1/2024	1,250,000	1,350,325
	Miami-Dade County School Board (District School Facilities and Infrastructure) COP, Series A, 5.00% due 8/1/2027	1,100,000	1,141,734
	Orange County (Tourist Development), Series A, 5.00% due 10/1/2031	1,000,000	1,197,120
	Pasco County School Board COP, Series A, 5.00% due 8/1/2032	750,000	1,015,005
[a]	Sarasota County Public Hospital Board (Sarasota Memorial Hospital; Insured: Natl-Re), Series A, 10.053% (CPI + 2.05%) due 10/1/2021	675,000	708,867
	Town of Davie (Nova Southeastern University, Inc.), 5.00% due 4/1/2032	400,000	486,804
	Volusia County Educational Facilities Authority (Embry-Riddle Aeronautical University, Inc.), Series B, 5.00% due 10/15/2030	1,500,000	1,725,645
	Georgia — 2.1%
	Main Street Natural Gas, Inc.,
	Series A,
	5.00% due 5/15/2037	2,640,000	3,718,519
	5.50% due 9/15/2023	350,000	384,500
[a]	Main Street Natural Gas, Inc. (Guaranty: Citigroup Global Markets), Series C, 4.00% due 5/1/2052 (put 12/1/2028)	1,500,000	1,773,345
	Municipal Electric Authority of Georgia, Series A, 5.00% due 1/1/2039	1,225,000	1,499,130
	Private Colleges & Universities Authority (Corp. of Mercer University), 5.00% due 10/1/2030 - 10/1/2032	350,000	457,118
	Guam — 0.9%
	Guam Power Authority (Electric Power System; Insured: AGM), Series A, 5.00% due 10/1/2027	1,000,000	1,045,920
	Guam Waterworks Authority (Water and Wastewater System),
	5.00% due 7/1/2028	500,000	532,470
	5.25% due 7/1/2024	500,000	534,975
[b]	Territory of Guam, Series F, 5.00% due 1/1/2030 - 1/1/2031	1,000,000	1,258,930
	Hawaii — 0.8%
	State of Hawaii Airports System Revenue AMT, Series A, 5.00% due 7/1/2034	2,000,000	2,545,460
[d]	State of Hawaii Harbor System Revenue AMT, Series A, 5.00% due 7/1/2029	250,000	317,213
	Illinois — 11.5%
	Chicago Midway International Airport AMT, Series A, 5.00% due 1/1/2030	1,500,000	1,652,460
	Chicago Park District GO,
	Series A,
	5.00% due 1/1/2027 - 1/1/2040	1,510,000	1,716,741
	5.00% due 1/1/2040 (pre-refunded 1/1/2024)	1,315,000	1,454,061
	City of Chicago, 5.00% due 1/1/2022	1,195,000	1,203,234
	City of Chicago (Chicago O’Hare International Airport), Series C, 5.00% due 1/1/2031	500,000	587,450
	City of Chicago (Riverwalk Expansion Project; Insured: AGM), 5.00% due 1/1/2031	500,000	536,810
	City of Chicago (Wastewater Transmission System), Series C, 5.00% due 1/1/2030	1,500,000	1,709,025
	City of Chicago (Water System Improvements), 5.00% due 11/1/2029	200,000	209,586
	City of Chicago (Water System; Insured: AGM), Series 2017-2, 5.00% due 11/1/2037	1,500,000	1,812,765
	City of Chicago GO,
	Series A,
	5.00% due 1/1/2039	1,000,000	1,200,740
	5.625% due 1/1/2031	500,000	610,055
	6.00% due 1/1/2038	2,330,000	2,876,804
	Illinois Finance Authority (Advocate Health Care Network), 5.00% due 8/1/2029 (pre-refunded 8/1/2024)	2,195,000	2,474,445
	Illinois Finance Authority (Silver Cross Hospital & Medical Centers), Series C, 5.00% due 8/15/2035	2,355,000	2,736,675
	Illinois Finance Authority (Southern Illinois Healthcare), 5.00% due 3/1/2032 - 3/1/2034	700,000	843,103
	Illinois State University (Insured: AGM), Series A, 5.00% due 4/1/2022 - 4/1/2036	1,815,000	2,128,611
	Illinois Toll Highway Authority (Move Illinois Program), Series A, 5.00% due 1/1/2037	1,000,000	1,154,090
	Kane, Cook, & DuPage Counties School District No. 46 GO,
	Series A, 5.00% due 1/1/2031	2,255,000	2,481,402
	Series D, 5.00% due 1/1/2028	1,000,000	1,102,300
	Metropolitan Water Reclamation District of Greater Chicago (Various Capital Improvement Projects) GO, Series C, 5.25% due 12/1/2032	40,000	55,584
	Metropolitan Water Reclamation District of Greater Chicago GO, Series A, 5.00% due 12/1/2025	500,000	591,130
	Northern Illinois University (Insured: BAM), 4.00% due 10/1/2033 - 10/1/2034	950,000	1,129,965
	Regional Transportation Authority (Insured: AGM), Series A, 5.75% due 6/1/2034	1,100,000	1,500,180
	Sales Tax Securitization Corp., Series A, 5.00% due 1/1/2029	1,000,000	1,236,200
	State of Illinois GO,
	5.50% due 5/1/2039	375,000	474,484
	Series D, 5.00% due 11/1/2028	3,000,000	3,642,900
	State of Illinois Sales Tax Revenue (Insured: BAM-Natl-Re), Series B, 5.00% due 6/15/2032 - 6/15/2035	4,500,000	5,490,695
	Will County School District No. 114 Manhattan (Insured: Natl-Re) ETM GO, Series C, Zero Coupon due 12/1/2023	115,000	113,675
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 61

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Will County School District No. 114 Manhattan (Insured: Natl-Re) GO, Series C, Zero Coupon due 12/1/2023	$ 455,000	$ 450,668
	Indiana — 0.7%
	City of Indianapolis Department of Public Utilities Water System Revenue, Series A, 5.00% due 10/1/2034	1,000,000	1,249,350
[a]	City of Whiting AMT, 5.00% due 12/1/2044 (put 6/5/2026)	1,000,000	1,191,740
	Kansas — 1.3%
[a]	Kansas (AdventHealth Obligated Group) DFA, Series B, 5.00% due 11/15/2054 (put 11/15/2031)	1,000,000	1,344,160
	Kansas Independent College Finance Authority (Ottawa University), Series C, 4.125% due 5/1/2022	1,250,000	1,265,513
	Unified Government of Wyandotte County/Kansas City (Utility System Improvement), Series A, 5.00% due 9/1/2031 - 9/1/2032	2,000,000	2,266,210
	Kentucky — 2.2%
	Kentucky Economic (Norton Healthcare, Inc.; Insured: Natl-Re) DFA, Series B, Zero Coupon due 10/1/2021 - 10/1/2022	3,365,000	3,343,885
	Kentucky Higher Education Student Loan Corp. AMT, Series A-1, 5.00% due 6/1/2029	500,000	594,750
[a]	Kentucky Public Energy Authority, Series A, 4.00% due 4/1/2048 (put 4/1/2024)	4,000,000	4,326,160
	Louisiana — 2.4%
	City of New Orleans (Water System Facilities Improvement), 5.00% due 12/1/2034 (pre-refunded 12/1/2024)	400,000	459,368
	Louisiana Energy and Power Authority (Louisiana Energy & Power Authority Unit No. 1; Insured: AGM), Series A, 5.25% due 6/1/2038 (pre-refunded 6/1/2023)	2,250,000	2,439,540
	Louisiana Public Facilities Authority (Ochsner Clinic Foundation Obligated Group), Series A, 5.00% due 5/15/2035 - 5/15/2037	1,925,000	2,431,073
	New Orleans Aviation Board (Louis Armstrong New Orleans International Airport CFC Revenue; Insured: AGM), 5.00% due 1/1/2029	700,000	860,398
[a]	Parish of St. Charles (Valero Energy Corp. Refinery), 4.00% due 12/1/2040 (put 6/1/2022)	2,750,000	2,813,387
	Maine — 0.3%
	Maine State Housing Authority AMT, Series C-1, 3.00% due 11/15/2023	1,000,000	1,048,920
	Massachusetts — 0.2%
	Massachusetts Development Finance Agency (Jordan Hospital and Milton Hospital), Series H-1, 5.00% due 7/1/2032 - 7/1/2033	555,000	641,743
	Michigan — 4.4%
	Board of Governors of Wayne State University (Educational Facilities and Equipment), Series A, 5.00% due 11/15/2033	1,250,000	1,421,475
	City of Detroit GO,
	5.00% due 4/1/2023 - 4/1/2024	900,000	969,086
	Series A, 5.00% due 4/1/2032	300,000	381,993
	City of Troy (Downtown Development Authority-Community Center Facilities) GO, 5.25% due 11/1/2032 (pre-refunded 11/1/2021)	1,025,000	1,028,926
	County of Genesee (Water Supply System; Insured: BAM) GO, 5.375% due 11/1/2038	1,000,000	1,074,870
	Detroit City School District (School Building & Site; Insured: AGM Q-SBLF) GO, Series A, 5.25% due 5/1/2027	1,000,000	1,244,050
	Detroit City School District (School Building & Site; Insured: Q-SBLF) GO, Series A, 5.00% due 5/1/2025	1,000,000	1,027,240
	Detroit Downtown Development Authority (Catalyst Development Project; Insured: AGM), Series A, 5.00% due 7/1/2024	850,000	955,748
	Kalamazoo Hospital Finance Authority (Bronson Methodist Hospital), 5.25% due 5/15/2041	140,000	140,491
	Livonia Public School District (School Building & Site; Insured: AGM) GO, Series I, 5.00% due 5/1/2036 (pre-refunded 5/1/2023)	225,000	242,039
	Michigan Finance Authority (State Department of Human Services Office Buildings), Series F, 5.00% due 4/1/2031	1,000,000	1,003,530
	Michigan Finance Authority (Trinity Health Corp. Obligated Group), 5.00% due 12/1/2027	165,000	203,810
	Michigan Public School Academy (Will Carleton Charter School), 8.00% due 8/1/2035	855,000	857,958
	Michigan State Housing Development Authority, Series B, 2.95% due 12/1/2039	2,000,000	2,050,820
[a]	Michigan Strategic Fund (Graphic Packaging International LLC) (Green Bond) AMT, 4.00% due 10/1/2061 (put 10/1/2026)	1,000,000	1,111,900
	Wayne County Airport Authority (Detroit Metropolitan Wayne County Airport),
	Series B,
[d]	5.00% due 12/1/2031	650,000	738,777
	5.00% due 12/1/2033 - 12/1/2034	1,965,000	2,228,873
	Minnesota — 0.4%
	Minnesota Housing Finance Agency (Collateralized: GNMA, FNMA, FHLMC), Series F, 2.55% due 7/1/2039	1,495,000	1,564,607
	Nebraska — 1.0%
[a]	Central Plains Energy Project, 5.00% due 3/1/2050 (put 1/1/2024)	1,650,000	1,806,436
	Douglas County Health Facilities (Nebraska Methodist Health System), 5.00% due 11/1/2029 - 11/1/2030	1,750,000	2,050,856
	Nevada — 1.3%
	Carson City (Carson Tahoe Regional Healthcare), 5.00% due 9/1/2037	1,000,000	1,205,190
	City of Las Vegas Special Improvement District No. 814 (Summerlin Vlg 21 & 24A), 4.00% due 6/1/2039 - 6/1/2044	1,100,000	1,206,272
	Clark County School District (Insured: AGM) GO, Series B, 5.00% due 6/15/2031	1,650,000	2,093,503
	Las Vegas Valley Water District GO, Series A, 5.00% due 6/1/2030	400,000	477,892
	New Hampshire — 0.1%
[a]	New Hampshire Business Finance Authority (Waste Management, Inc.; Guaranty: Waste Management Holdings) AMT, Series A4, 2.15% due 8/1/2038 (put 7/1/2024)	500,000	521,115
	New Jersey — 4.6%
	New Jersey (New Jersey Transit Corp.) EDA, 5.00% due 11/1/2033	500,000	627,820
	New Jersey (School Facilities Construction) EDA,
	5.00% due 6/15/2035 - 6/15/2038	1,250,000	1,564,272
62 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	Series II, 5.00% due 3/1/2026	$ 430,000	$ 438,170
	Series NN, 5.00% due 3/1/2026	1,000,000	1,065,180
	New Jersey (School Facilities Construction; Insured: Natl-Re) EDA, Series N-1, 5.50% due 9/1/2027	1,000,000	1,257,550
	New Jersey (State of New Jersey Department of the Treasury) EDA, Series DDD, 5.00% due 6/15/2033	500,000	607,415
	New Jersey Transportation Trust Fund Authority (State Transportation System Improvements), Series A-1, 5.00% due 6/15/2027	3,000,000	3,572,310
	New Jersey Transportation Trust Fund Authority (Transportation Program Bonds), Series AA, 5.00% due 6/15/2038	1,500,000	1,839,195
	New Jersey Transportation Trust Fund Authority (Transportation System), Series A, 5.00% due 6/15/2024 - 12/15/2039	5,050,000	6,132,222
	New Mexico — 3.0%
[a]	City of Farmington (Public Service Co. of New Mexico), Series D, 1.10% due 6/1/2040 (put 6/1/2023)	1,000,000	1,008,960
	City of Santa Fe (El Castillo Retirement Project), Series A, 5.00% due 5/15/2044	950,000	1,056,011
	City of Santa Fe (El Castillo Retirement Residences), 5.00% due 5/15/2034	1,465,000	1,485,788
	New Mexico Hospital Equipment Loan Council (Haverland Carter Lifestyle Obligated Group), 5.00% due 7/1/2032	2,525,000	2,579,262
	New Mexico Hospital Equipment Loan Council (Presbyterian Healthcare Services Obligated Group), Series A, 5.00% due 8/1/2039	1,000,000	1,250,310
	New Mexico Mortgage Finance Authority (Collateralized: GNMA, FNMA, FHLMC),
	Series F,
	2.85% due 7/1/2039	955,000	1,001,938
	3.50% due 7/1/2050	1,725,000	1,882,182
[a]	New Mexico Municipal Energy Acquisition Authority, Series A, 5.00% due 11/1/2039 (put 5/1/2025)	1,000,000	1,151,380
	New York — 4.3%
	City of New York (City Budget Financial Management) GO,
	Series G, 5.00% due 8/1/2023	3,000,000	3,262,440
	Series J, 5.00% due 8/1/2031	1,500,000	1,691,430
	City of New York GO, Series C-1, 5.00% due 8/1/2032	500,000	648,630
	County of Nassau (Insured: BAM) GO, Series B, 5.00% due 4/1/2034 (pre-refunded 4/1/2024)	500,000	558,440
	County of Suffolk (Insured: AGM) GO, Series B, 5.00% due 10/15/2026	1,000,000	1,204,940
	Metropolitan Transportation Authority (Green Bond), Series A1, 5.00% due 11/15/2030	1,045,000	1,226,621
[d]	Metropolitan Transportation Authority (Transit and Commuter System), Series B-1, 5.00% due 5/15/2022	2,000,000	2,058,860
	New York City Transitional Finance Authority Future Tax Secured Revenue, Series C-1, 5.00% due 5/1/2033	1,000,000	1,298,080
	New York State Dormitory Authority (State of New York Personal Income Tax Revenue),
	Series A, 5.00% due 3/15/2036	1,000,000	1,297,510
	Series D, 4.00% due 2/15/2040	1,000,000	1,160,440
	Port Authority of New York & New Jersey AMT, Series 223, 5.00% due 7/15/2033	750,000	978,855
	Town of Oyster Bay (Insured: AGM) GO, 4.00% due 3/1/2027	800,000	929,648
	North Carolina — 2.2%
[a]	Charlotte-Mecklenburg Hospital Authority (Atrium Health Obligated Group), Series D, 5.00% due 1/15/2049 (put 12/1/2031)	1,500,000	2,014,905
	North Carolina Medical Care Commission (Caromont Health Obligated Group), Series A, 5.00% due 2/1/2027 - 2/1/2032	1,900,000	2,467,765
	North Carolina Medical Care Commission (Vidant Health), 5.00% due 6/1/2029 (pre-refunded 6/1/2025)	1,705,000	1,990,605
	North Carolina Turnpike Authority, 5.00% due 2/1/2024 - 1/1/2030	1,500,000	1,802,445
	North Dakota — 0.5%
	University of North Dakota (Insured: AGM) COP, Series A, 4.00% due 6/1/2046	1,500,000	1,712,640
	Ohio — 1.2%
	Akron, Bath and Copley Joint Township Hospital District (Summa Health System Obligated Group),
	5.00% due 11/15/2030 - 11/15/2032	1,000,000	1,279,214
	5.25% due 11/15/2030	1,420,000	1,714,991
	City of Akron (Community Learning Centers), Series A, 5.00% due 12/1/2031	625,000	644,900
[a]	Ohio Air Quality Development Authority (Ohio Valley Electric Corp.), Series B, 1.375% due 2/1/2026 (put 11/1/2024)	1,000,000	999,560
	Oregon — 0.1%
	Yamhill County Hospital Authority (Friendsview Manor Obligated Group), Series B-3, 1.75% due 11/15/2026	500,000	492,595
	Pennsylvania — 7.5%
	Allegheny County (Propel Charter School) IDA, Series A, 6.75% due 8/15/2035	810,000	812,560
	Bucks County (Waste Management, Inc.) AMT IDA, Series A-2, 2.75% due 12/1/2022	4,000,000	4,112,640
	City of Philadelphia (Philadelphia Airport Revenue; Insured: AGM) AMT, 4.00% due 7/1/2046	250,000	287,293
	Coatesville Area School District (Insured: AGM) (State Aid Withholding) GO, 5.00% due 8/1/2024 - 8/1/2025	1,475,000	1,676,866
	Commonwealth Financing Authority, 5.00% due 6/1/2029	1,000,000	1,238,330
	County of Luzerne (Insured: AGM) GO, Series A, 5.00% due 11/15/2029	1,000,000	1,171,120
	Montgomery County Higher Education & Health Authority (Thomas Jefferson University Obligated Group), 5.00% due 9/1/2033	700,000	882,035
	Pennsylvania (Presbyterian Homes Obligated Group) EDFA, 4.00% due 7/1/2041	1,050,000	1,173,826
	Pennsylvania (Waste Management, Inc.) EDFA AMT,
[a]	Series A, 0.58% due 8/1/2037 (put 8/1/2024)	1,700,000	1,693,013
[a]	Series B1, 0.20% due 4/1/2049 (put 10/15/2021)	3,500,000	3,500,000
	Pennsylvania Turnpike Commission,
	Series B,
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 63

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	4.00% due 12/1/2040	$ 785,000	$ 930,256
	5.00% due 12/1/2036	350,000	450,986
	Pennsylvania Turnpike Commission (Highway Improvements), Series A-1, 5.00% due 12/1/2037	750,000	920,077
	Philadelphia (Philadelphia) IDA, 5.00% due 5/1/2024	1,000,000	1,119,350
	Philadelphia (Thomas Jefferson University) IDA, Series A, 5.00% due 9/1/2035	1,500,000	1,811,595
	Philadelphia Airport Revenue, Series A, 5.00% due 7/1/2030	750,000	978,495
	Philadelphia Airport Revenue AMT, Series B, 5.00% due 7/1/2030	925,000	1,124,994
	Philadelphia Municipal Authority (Juvenile Justice Services Center), 5.00% due 4/1/2038	1,360,000	1,639,249
	Pittsburgh Water & Sewer Authority (Insured: AGM), Series B, 5.00% due 9/1/2033	1,000,000	1,388,980
	School District of Philadelphia (State Aid Witholding) GO, Series A, 5.00% due 9/1/2038	100,000	122,341
	University of Pittsburgh-of the Commonwealth System of Higher Education, 4.00% due 4/15/2026	1,000,000	1,144,800
	Rhode Island — 0.6%
	Pawtucket Housing Authority, 5.50% due 9/1/2022 - 9/1/2024	475,000	486,274
	Rhode Island Health and Educational Building Corp. (St. George’s School), 4.00% due 10/1/2046	1,600,000	1,890,976
	South Carolina — 0.8%
	Patriots Energy Group, Series A, 4.00% due 6/1/2046 - 6/1/2051	2,500,000	2,869,765
	Tennessee — 2.5%
	Memphis-Shelby County Airport Authority AMT, Series A, 5.00% due 7/1/2033	1,770,000	2,301,779
	Shelby County Health, Educational and Housing Facility (Methodist Le Bonheur Healthcare), Series A, 5.00% due 5/1/2036	1,000,000	1,206,360
[a]	Tennergy Corp., Series A, 4.00% due 12/1/2051 (put 9/1/2028)	3,000,000	3,543,540
	Tennessee Energy Acquisition Corp. (The Gas Project), Series A, 5.25% due 9/1/2024	500,000	568,280
[a]	Tennessee Energy Acquisition Corp. (The Tennessee Energy Acquisition Corp.), Series A, 5.00% due 5/1/2052 (put 11/1/2031)	1,500,000	1,957,155
	Texas — 7.2%
	Arlington Higher Education Finance Corp. (Pineywoods Community Academy; Insured: PSF-GTD), Series A, 4.00% due 8/15/2044	1,970,000	2,283,801
	City of Brownsville AMT GO, 4.00% due 2/15/2034 - 2/15/2042	1,460,000	1,687,512
	City of Dallas (Public Improvements) GO, 5.00% due 2/15/2031	1,930,000	2,203,191
	City of Houston (Combined Utility System),
	Series A, 5.00% due 11/15/2032	1,000,000	1,315,220
	Series D, 5.00% due 11/15/2028	2,500,000	2,852,850
	City of Houston (Public Improvements) GO, Series A, 5.00% due 3/1/2032	2,500,000	2,951,975
	City of Houston TX Airport System Revenue AMT, Series A, 4.00% due 7/1/2041	1,310,000	1,516,456
[a]	Denton (Guaranty: PSF-GTD) ISD GO , Series B, 2.00% due 8/1/2044 (put 8/1/2024)	500,000	523,545
	Greater Texas Cultural Education Facilities Finance Corp. (County of Fort Bend), 4.00% due 3/1/2046	1,500,000	1,733,580
[a]	Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital Obligated Group), 5.00% due 10/1/2051 (put 10/1/2031)	1,500,000	2,010,120
	Lower Colorado River Authority,
	Series A,
	5.00% due 5/15/2026	2,980,000	3,066,807
	5.00% due 5/15/2026 (pre-refunded 5/15/2022)	20,000	20,590
	North Texas Tollway Authority (NTTA System), Series A, 5.00% due 1/1/2034	750,000	1,050,218
[a]	San Antonio Water System, Series A, 2.625% due 5/1/2049 (put 5/1/2024)	500,000	530,020
	Texas Municipal Gas Acquisition & Supply Corp. III, 5.00% due 12/15/2031	500,000	663,830
	Texas Transportation Commission (Central Texas Turnpike System), Series C, 5.00% due 8/15/2034	1,250,000	1,403,037
	Waco Educational Finance Corp. (Baylor University), 4.00% due 3/1/2046	1,000,000	1,162,290
	U. S. Virgin Islands — 0.5%
	Virgin Islands Public Finance Authority GRT GO, Series C, 5.00% due 10/1/2021	2,000,000	2,000,020
	Utah — 1.6%
	City of Salt Lake Airport Revenue AMT, Series A, 5.00% due 7/1/2046	2,500,000	3,115,575
	Utah Charter School Finance Authority (Summit Academy, Inc.), Series A, 5.00% due 4/15/2039	700,000	859,978
	Utah Transit Authority (Integrated Mass Transit System), Series A, 5.00% due 6/15/2033 (pre-refunded 6/15/2025)	1,000,000	1,170,020
	Vineyard Redevelopment Agency (Vineyard Redevelopment Agency Geneva Urban Renewal Project Area; Insured: AGM),
	4.00% due 5/1/2040 - 5/1/2041	335,000	393,593
[d]	4.00% due 5/1/2046	275,000	319,842
	Virginia — 0.6%
[a]	Halifax County (VirginiaI Electric and Power Co. Project) IDA, Series A, 0.45% due 12/1/2041 (put 4/1/2022)	500,000	500,455
[b]	James City County (Williamsburg Landing, Inc. Obligated Group) EDA, Series A, 4.00% due 12/1/2029 - 12/1/2030	455,000	517,067
	Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group), Series A, 5.00% due 1/1/2034	1,000,000	1,233,270
	Washington — 1.5%
	Port of Seattle AMT, 5.00% due 4/1/2039	1,705,000	2,092,939
	State of Washington (Various Purposes) GO, Series 2021A, 5.00% due 6/1/2038	1,000,000	1,283,020
	Washington Health Care Facilities Authority (Catholic Health Initiatives), Series A, 5.75% due 1/1/2045 (pre-refunded 1/1/2023)	2,000,000	2,138,060
64 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Principal Amount	VALUE
	West Virginia — 0.4%
[a]	West Virginia (Appalachian Power Co.) EDA, Series B, 2.625% due 12/1/2042 (put 6/1/2022)	$1,500,000	$ 1,521,150
	Wisconsin — 1.8%
	Public Finance Authority (Renown Regional Medical Center), 5.00% due 6/1/2036	650,000	819,871
[a]	Public Finance Authority (St. John’s College), 3.00% due 10/1/2045 (put 10/1/2026)	1,500,000	1,539,135
	Public Finance Authority (Texas Biomedical Research Institute), 4.00% due 6/1/2039 - 6/1/2041	770,000	878,560
[a]	Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group), Series B-4, 5.00% due 8/15/2054 (put 1/29/2025)	1,250,000	1,435,900
	Wisconsin Housing (Collateralized: FNMA) EDA, Series C, 2.75% due 9/1/2039	1,835,000	1,909,262
	Total Long-Term Municipal Bonds — 91.4% (Cost $324,008,380)		343,378,438
	Short-Term Municipal Bonds — 7.7%
	Alabama — 1.9%
[a]	City of Mobile Alabama (Alabama Power Co.) IDB, Series 1, 0.07% due 6/1/2034 (put 10/1/2021)	7,300,000	7,300,000
	Florida — 1.6%
[a]	County of Manatee (Florida Power & Light Co.), 0.10% due 9/1/2024 (put 10/1/2021)	1,000,000	1,000,000
[a,c]	Deutsche Bank Spears/Lifers Trust (LOC Deutche Bank A.G.), Series DBE-8083, 0.46% due 7/1/2061 (put 10/7/2021)	5,000,000	5,000,000
	New Hampshire — 0.0%
[a]	New Hampshire Health and Education Facilities Authority Act (University System of New Hampshire; SPA State Street Bank and Trust Co.), Series A2, 0.10% due 7/1/2035 (put 10/1/2021)	15,000	15,000
	New York — 3.9%
	New York City Transitional Finance Authority Future Tax Secured Revenue (SPA JPMorgan Chase Bank, N.A.),
[a]	Series FF2, 0.09% due 6/15/2044 (put 10/1/2021)	6,000,000	6,000,000
[a]	Subseries B-4, 0.09% due 8/1/2042 (put 10/1/2021)	2,400,000	2,400,000
[a]	New York State Housing Finance Agency (160 Madison Ave LLC; LOC Landesbank Hessen-Thuringen), Series A, 0.08% due 11/1/2046 (put 10/1/2021)	6,315,000	6,315,000
	Utah — 0.3%
[a]	County of Weber (IHC Health Services, Inc. Obligated Group; SPA Bank of New York Mellon), Series C, 0.10% due 2/15/2035 (put 10/1/2021)	1,060,000	1,060,000
	Total Short-Term Municipal Bonds — 7.7% (Cost $29,090,000)		29,090,000
	Total Investments — 99.1% (Cost $353,098,380)		$372,468,438
	Other Assets Less Liabilities — 0.9%		3,375,550
	Net Assets — 100.0%		$375,843,988

Footnote Legend
a	Variable, floating, step, or fixed to floating rate securities are securities for which interest rate changes are based on changes in a designated base rate or on a predetermined schedule. The rates shown are those in effect on September 30, 2021.
b	When-issued security.
c	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2021, the aggregate value of these securities in the Fund’s portfolio was $6,606,850, representing 1.76% of the Fund’s net assets.
d	Segregated as collateral for a when-issued security.
See notes to financial statements.	Thornburg Municipal Funds Annual Report | 65

Schedule of Investments, Continued
Thornburg Strategic Municipal Income Fund  |  September 30, 2021
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
ABAG	Association of Bay Area Governments
ACA	Insured by American Capital Access
AGC	Insured by Assured Guaranty Corp.
AGM	Insured by Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Insured by Build America Mutual Insurance Co.
COP	Certificates of Participation
CPI	Consumer Price Index
DFA	Development Finance Authority/Agency
EDA	Economic Development Authority
EDFA	Economic Development Financing Authority
ETM	Escrowed to Maturity
FHLMC	Insured by Federal Home Loan Mortgage Corp.
FNMA	Collateralized by Federal National Mortgage Association
GNMA	Collateralized by Government National Mortgage Association
GO	General Obligation
GRT	Gross Receipts Tax
HFA	Health Facilities Authority
HFFA	Health Facilities Financing Authority
IDA	Industrial Development Authority/Agency
IDB	Industrial Development Board
ISD	Independent School District
LOC	Letter of Credit
Mtg	Mortgage
Natl-Re	Insured by National Public Finance Guarantee Corp.
PSF-GTD	Guaranteed by Permanent School Fund
Q-SBLF	Insured by Qualified School Bond Loan Fund
SD CRED PROG	State Credit Enhancement Program
SPA	Stand-by Purchase Agreement
USD	Unified School District
66 | Thornburg Municipal Funds Annual Report	See notes to financial statements.

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Thornburg Municipal Funds Annual Report  |  67

Statements of Assets and Liabilities
September 30, 2021
	THORNBURG SHORT DURATION MUNICIPAL FUND	THORNBURG LIMITED TERM MUNICIPAL FUND	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
ASSETS
Investment in securities, at cost	$ 191,272,007	$ 5,331,404,628	$ 452,836,570	$ 138,068,438
Investments at value	192,230,074	5,521,699,676	467,999,932	145,626,818
Cash	19,646	17,006,243	8,615,315	1,926,049
Receivable for investments sold	9,760,013	97,784,357	20,000	146,061
Receivable for fund shares sold	-	11,609,306	861,718	4,189
Principal and interest receivable	1,487,680	57,528,363	4,788,734	1,798,300
Prepaid expenses and other assets	22,417	45,696	14,814	12,507
Total Assets	203,519,830	5,705,673,641	482,300,513	149,513,924
Liabilities
Payable for investments purchased	7,768,892	60,299,970	2,851,450	-
Payable for fund shares redeemed	16,897	8,793,432	458,980	59,063
Payable to investment advisor and other affiliates	54,355	2,031,877	172,414	97,077
Accounts payable and accrued expenses	102,837	1,064,809	148,132	67,190
Dividends payable	-	404,495	87,640	10,564
Total Liabilities	7,942,981	72,594,583	3,718,616	233,894
Net Assets	$ 195,576,849	$ 5,633,079,058	$ 478,581,897	$ 149,280,030
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 196,843,176	$ 5,484,147,570	$ 467,981,908	$ 143,024,058
Distributable earnings (accumulated loss)	(1,266,327)	148,931,488	10,599,989	6,255,972
Net Assets	$ 195,576,849	$ 5,633,079,058	$ 478,581,897	$ 149,280,030
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 16,331,833	$ 978,220,967	$ 101,948,869	$ 70,050,740
Shares outstanding	1,324,177	67,423,253	7,464,360	5,226,111
Net asset value and redemption price per share	$ 12.33	$ 14.51	$ 13.66	$ 13.40
Maximum offering price per share (net asset value, plus 2.25% of offering price)	$ 12.61	$ 14.84	$ 13.97	$ 13.67 *
Class C Shares:
Net assets applicable to shares outstanding	-	146,805,960	9,623,506	-
Shares outstanding	-	10,100,408	704,023	-
Net asset value and redemption price per share**	-	14.53	13.67	-
Class C2 Shares:
Net assets applicable to shares outstanding	-	5,476,588	148,679	-
Shares outstanding	-	376,741	10,878	-
Net asset value and redemption price per share**	-	14.54	13.67	-
Class D Shares:
Net assets applicable to shares outstanding	-	-	-	12,916,905
Shares outstanding	-	-	-	963,192
Net asset value and redemption price per share	-	-	-	13.41
68   |  Thornburg Municipal Funds Annual Report

Statements of Assets and Liabilities, Continued
September 30, 2021
	THORNBURG SHORT DURATION MUNICIPAL FUND	THORNBURG LIMITED TERM MUNICIPAL FUND	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
Class I Shares:
Net assets applicable to shares outstanding	$ 179,245,016	$ 4,502,575,543	$ 366,860,843	$ 66,312,385
Shares outstanding	14,542,737	310,301,312	26,833,389	4,949,330
Net asset value and redemption price per share	12.33	14.51	13.67	13.40

*	Net asset value, plus 2.00% of offering price.
**	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Municipal Funds Annual Report  |  69

Statements of Assets and Liabilities, Continued
September 30, 2021
	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	THORNBURG INTERMEDIATE MUNICIPAL FUND	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
ASSETS
Investment in securities, at cost	$ 41,002,339	$ 948,132,467	$ 353,098,380
Investments at value	43,295,683	1,017,629,502	372,468,438
Cash	36,885	725,461	31,217
Receivable for investments sold	520,000	5,966,504	2,796,068
Receivable for fund shares sold	3,839	918,045	975,619
Principal and interest receivable	577,594	12,139,169	3,717,624
Prepaid expenses and other assets	9,280	39,346	34,203
Total Assets	44,443,281	1,037,418,027	380,023,169
Liabilities
Payable for investments purchased	-	4,554,967	3,463,659
Payable for fund shares redeemed	16,115	1,201,355	449,132
Payable to investment advisor and other affiliates	20,908	453,059	151,803
Accounts payable and accrued expenses	54,986	242,310	103,159
Dividends payable	12,645	236,744	11,428
Total Liabilities	104,654	6,688,435	4,179,181
Net Assets	$ 44,338,627	$ 1,030,729,592	$ 375,843,988
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 42,543,834	$ 971,468,905	$ 358,110,237
Distributable earnings	1,794,793	59,260,687	17,733,751
Net Assets	$ 44,338,627	$ 1,030,729,592	$ 375,843,988
NET ASSET VALUE
Class A Shares:
Net assets applicable to shares outstanding	$ 23,884,377	$ 328,169,348	$ 65,220,303
Shares outstanding	1,854,853	22,862,239	4,226,566
Net asset value and redemption price per share	$ 12.88	$ 14.35	$ 15.43
Maximum offering price per share (net asset value, plus 2.00% of offering price)	$ 13.14	$ 14.64	$ 15.74
Class C Shares:
Net assets applicable to shares outstanding	-	34,343,621	11,752,429
Shares outstanding	-	2,389,735	760,803
Net asset value and redemption price per share*	-	14.37	15.45
Class C2 Shares:
Net assets applicable to shares outstanding	-	1,860,305	-
Shares outstanding	-	129,420	-
Net asset value and redemption price per share*	-	14.37	-
70   |  Thornburg Municipal Funds Annual Report

Statements of Assets and Liabilities, Continued
September 30, 2021
	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	THORNBURG INTERMEDIATE MUNICIPAL FUND	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
Class I Shares:
Net assets applicable to shares outstanding	$ 20,454,250	$ 666,356,318	$ 298,871,256
Shares outstanding	1,588,313	46,480,613	19,350,644
Net asset value and redemption price per share	12.88	14.34	15.45

*	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
See notes to financial statements.
Thornburg Municipal Funds Annual Report  |  71

Statements of Operations
Year Ended September 30, 2021
	THORNBURG SHORT DURATION MUNICIPAL FUND	THORNBURG LIMITED TERM MUNICIPAL FUND	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND	THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
INVESTMENT INCOME
Interest income	$ 1,818,172	$ 115,707,521	$ 9,645,368	$ 3,825,822
EXPENSES
Investment management fees	754,349	15,973,732	2,583,592	782,892
Administration fees	160,244	5,000,862	446,636	133,288
Distribution and service fees
Class A Shares	47,599	2,466,382	266,982	190,507
Class C Shares	-	832,478	62,478	-
Class C2 Shares†	-	19,856	903	-
Class D Shares	-	-	-	68,580
Transfer agent fees
Class A Shares	34,711	536,740	45,340	43,377
Class C Shares	-	112,270	9,831	-
Class C2 Shares†	-	3,556	2,199	-
Class D Shares	-	-	-	8,471
Class I Shares	23,766	3,635,395	311,921	22,965
Registration and filing fees
Class A Shares	21,193	76,722	11,024	10,434
Class C Shares	-	40,112	8,470	-
Class C2 Shares†	-	17,640	5,073	-
Class D Shares	-	-	-	9,365
Class I Shares	141,015	445,024	19,862	10,221
Custodian fees	50,746	376,523	84,594	49,201
Professional fees	46,532	100,093	50,041	42,934
Trustee and officer fees	9,770	340,500	32,416	9,481
Other expenses	17,827	378,139	39,942	18,002
Total Expenses	1,307,752	30,356,024	3,981,304	1,399,718
Less:
Expenses reimbursed	(317,217)	(14,588)	(858,337)	(34,642)
Investment management fees waived	-	-	(228,679)	-
Net Expenses	990,535	30,341,436	2,894,288	1,365,076
Net Investment Income (Loss)	$ 827,637	$ 85,366,085	$ 6,751,080	$ 2,460,746
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	(16,487)	(2,855,864)	292,644	(13,677)
Net change in unrealized appreciation (depreciation)	(505,677)	(48,294,868)	(5,416,521)	(863,382)
Net Realized and Unrealized Gain (Loss)	(522,164)	(51,150,732)	(5,123,877)	(877,059)
Change in Net Assets Resulting from Operations	$ 305,473	$ 34,215,353	$ 1,627,203	$ 1,583,687

†	Class C2 Shares commenced operations on October 1, 2020.
See notes to financial statements.
72  |  Thornburg Municipal Funds Annual Report

Statements of Operations, Continued
Year Ended September 30, 2021
	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND	THORNBURG INTERMEDIATE MUNICIPAL FUND	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
INVESTMENT INCOME
Interest income	$ 1,291,697	$ 31,450,241	$ 9,449,801
EXPENSES
Investment management fees	233,800	4,903,291	2,563,531
Administration fees	39,811	883,647	290,425
Distribution and service fees
Class A Shares	64,290	836,737	164,072
Class C Shares	-	234,165	78,369
Class C2 Shares†	-	6,847	-
Transfer agent fees
Class A Shares	14,161	184,706	56,099
Class C Shares	-	26,320	10,344
Class C2 Shares†	-	2,448	-
Class I Shares	17,171	480,377	203,838
Registration and filing fees
Class A Shares	14,369	51,035	27,937
Class C Shares	-	20,372	19,702
Class C2 Shares†	-	12,232	-
Class I Shares	13,034	89,495	37,602
Custodian fees	37,257	108,952	62,051
Professional fees	41,991	55,196	47,136
Trustee and officer fees	2,836	62,020	18,990
Other expenses	9,891	61,482	31,143
Total Expenses	488,611	8,019,322	3,611,239
Less:
Expenses reimbursed	(80,535)	(1,468,450)	(654,097)
Investment management fees waived	(12,493)	-	(705,989)
Net Expenses	395,583	6,550,872	2,251,153
Net Investment Income (Loss)	$ 896,114	$ 24,899,369	$ 7,198,648
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	(71,251)	57,240	325,278
Net change in unrealized appreciation (depreciation)	(172,704)	(886,015)	1,426,361
Net Realized and Unrealized Gain (Loss)	(243,955)	(828,775)	1,751,639
Change in Net Assets Resulting from Operations	$ 652,159	$ 24,070,594	$ 8,950,287

†	Class C2 Shares commenced operations on October 1, 2020.
See notes to financial statements.
Thornburg Municipal Funds Annual Report  |  73

Statements of Changes in Net Assets

	THORNBURG SHORT DURATION MUNICIPAL FUND		THORNBURG LIMITED TERM MUNICIPAL FUND
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 827,637	$ 2,224,420	$ 85,366,085	$ 103,142,726
Net realized gain (loss)	(16,487)	(1,987,126)	(2,855,864)	(5,351,683)
Net change in unrealized appreciation (depreciation)	(505,677)	34,198	(48,294,868)	67,365,942
Net Increase (Decrease) in Net Assets Resulting from Operations	305,473	271,492	34,215,353	165,156,985
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(64,774)	(207,150)	(12,597,747)	(14,780,175)
Class C Shares	-	-	(1,664,168)	(3,922,727)
Class C2 Shares†	-	-	(20,800)	-
Class I Shares	(762,863)	(2,016,586)	(70,836,627)	(84,517,925)
FUND SHARE TRANSACTIONS
Class A Shares	(8,197,490)	7,613,606	44,026,090	16,555,890
Class C Shares	-	-	(83,003,282)	(97,283,343)
Class C2 Shares†	-	-	5,521,913	-
Class I Shares	47,176,676	(89,783,308)	(23,033,764)	(375,430,005)
Net Increase (Decrease) in Net Assets	38,457,022	(84,121,946)	(107,393,032)	(394,221,300)
NET ASSETS
Beginning of Year	157,119,827	241,241,773	5,740,472,090	6,134,693,390
End of Year	$ 195,576,849	$ 157,119,827	$ 5,633,079,058	$ 5,740,472,090

†	Class C2 Shares commenced operations on October 1, 2020.
See notes to financial statements.
74  |  Thornburg Municipal Funds Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG CALIFORNIA LIMITED TERM MUNICIPAL FUND		THORNBURG NEW MEXICO INTERMEDIATE MUNICIPAL FUND
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 6,751,080	$ 7,880,804	$ 2,460,746	$ 3,080,351
Net realized gain (loss)	292,644	(270,846)	(13,677)	(354,507)
Net change in unrealized appreciation (depreciation)	(5,416,521)	3,553,135	(863,382)	1,819,177
Net Increase (Decrease) in Net Assets Resulting from Operations	1,627,203	11,163,093	1,583,687	4,545,021
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(1,189,036)	(1,452,741)	(1,098,803)	(1,503,763)
Class C Shares	(103,182)	(257,030)	-	-
Class C2 Shares†	(1,164)	-	-	-
Class D Shares	-	-	(162,397)	(238,733)
Class I Shares	(5,468,843)	(6,171,650)	(1,169,485)	(1,358,851)
FUND SHARE TRANSACTIONS
Class A Shares	(6,044,354)	(5,179,291)	(10,031,781)	(5,116,349)
Class C Shares	(7,828,256)	(10,650,900)	-	-
Class C2 Shares†	149,981	-	-	-
Class D Shares	-	-	(1,486,390)	(1,549,936)
Class I Shares	(79,199,873)	96,508,365	992,050	3,043,793
Net Increase (Decrease) in Net Assets	(98,057,524)	83,959,846	(11,373,119)	(2,178,818)
NET ASSETS
Beginning of Year	576,639,421	492,679,575	160,653,149	162,831,967
End of Year	$ 478,581,897	$ 576,639,421	$ 149,280,030	$ 160,653,149

†	Class C2 Shares commenced operations on October 1, 2020.
See notes to financial statements.
Thornburg Municipal Funds Annual Report  |  75

Statements of Changes in Net Assets, Continued

	THORNBURG NEW YORK INTERMEDIATE MUNICIPAL FUND		THORNBURG INTERMEDIATE MUNICIPAL FUND
	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2021	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 896,114	$ 1,041,672	$ 24,899,369	$ 27,477,690
Net realized gain (loss)	(71,251)	128,345	57,240	(604,721)
Net change in unrealized appreciation (depreciation)	(172,704)	(237,988)	(886,015)	730,702
Net Increase (Decrease) in Net Assets Resulting from Operations	652,159	932,029	24,070,594	27,603,671
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(466,060)	(543,298)	(7,607,115)	(7,666,340)
Class C Shares	-	-	(741,939)	(1,402,561)
Class C2 Shares†	-	-	(19,602)	-
Class I Shares	(448,411)	(494,706)	(16,658,749)	(18,372,806)
FUND SHARE TRANSACTIONS
Class A Shares	(3,098,489)	745,060	1,684,016	12,212,921
Class C Shares	-	-	(18,625,674)	(24,162,208)
Class C2 Shares†	-	-	1,872,135	-
Class I Shares	(617,840)	(3,288,294)	(1,195,209)	(61,366,720)
Net Increase (Decrease) in Net Assets	(3,978,641)	(2,649,209)	(17,221,543)	(73,154,043)
NET ASSETS
Beginning of Year	48,317,268	50,966,477	1,047,951,135	1,121,105,178
End of Year	$ 44,338,627	$ 48,317,268	$ 1,030,729,592	$ 1,047,951,135

†	Class C2 Shares commenced operations on October 1, 2020.
See notes to financial statements.
76  |  Thornburg Municipal Funds Annual Report

Statements of Changes in Net Assets, Continued

	THORNBURG STRATEGIC MUNICIPAL INCOME FUND
	Year Ended September 30, 2021	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income (loss)	$ 7,198,648	$ 7,791,331
Net realized gain (loss)	325,278	(1,091,775)
Net change in unrealized appreciation (depreciation)	1,426,361	523,541
Net Increase (Decrease) in Net Assets Resulting from Operations	8,950,287	7,223,097
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class A Shares	(1,288,474)	(1,452,003)
Class C Shares	(196,045)	(365,911)
Class I Shares	(5,715,407)	(5,978,359)
FUND SHARE TRANSACTIONS
Class A Shares	3,239,395	5,512,944
Class C Shares	(3,935,329)	(4,473,597)
Class I Shares	72,175,504	6,403,584
Net Increase (Decrease) in Net Assets	73,229,931	6,869,755
NET ASSETS
Beginning of Year	302,614,057	295,744,302
End of Year	$ 375,843,988	$ 302,614,057
See notes to financial statements.
Thornburg Municipal Funds Annual Report  |  77

Notes to Financial Statements
September 30, 2021
NOTE 1 – ORGANIZATION
Thornburg Short Duration Municipal Fund (“Short Duration Municipal Fund”), Thornburg Limited Term Municipal Fund (“Limited Term Municipal Fund”), Thornburg California Limited Term Municipal Fund (“Limited Term California Fund”), Thornburg Intermediate Municipal Fund (“Intermediate Municipal Fund”), Thornburg New Mexico Intermediate Municipal Fund (“Intermediate New Mexico Fund”), Thornburg New York Intermediate Municipal Fund (“Intermediate New York Fund”), and Thornburg Strategic Municipal Income Fund (“Strategic Municipal Income Fund”), collectively the "Funds", are series of Thornburg Investment Trust (the “Trust”). The Short Duration Municipal Fund, Limited Term Municipal Fund, Intermediate Municipal Fund, Limited Term California Fund, and Strategic Municipal Income Fund are diversified. The Intermediate New Mexico Fund and Intermediate New York Fund are non-diversified. The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Funds are currently seven of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it.
Short Duration Municipal Fund: The Fund seeks current income exempt from federal income tax, consistent with preservation of capital. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Limited Term Municipal Fund: The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of Thornburg Investment Management, Inc., the Trust’s investment advisor (the “Advisor”), with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Limited Term California Fund: The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and California state individual income tax as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to longer intermediate and long-term bond portfolios.The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, and single state risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Intermediate New Mexico Fund: The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal and New Mexico state individual income tax as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, single state risk, and non-diversification risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Intermediate New York Fund: The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal, New York State, and New York City individual income taxes as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, liquidity risk, single state risk, and non-diversification risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Intermediate Municipal Fund: The Fund’s primary investment objective is to obtain as high a level of current income exempt from federal individual income taxes as is consistent, in the view of the Advisor, with the preservation of capital. The Fund’s secondary objective is to reduce expected changes in its share price compared to long-term bond portfolios. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
Strategic Municipal Income Fund: The Fund seeks a high level of current income exempt from federal individual income tax. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, credit risk, high yield risk, market and economic risk, and liquidity risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
All countries are vulnerable economically to the impact of a public health crisis, such as the novel virus known as COVID-19. Such crises may depress consumer demand, disrupt supply chains, slow economic growth, and potentially lead to market closures, travel restrictions, government-imposed shutdowns, and quarantines, all of which could adversely affect the economies of many of the markets in which the Funds invest, and which could in turn lead to declines in the value of the Funds’ invest, and which could in turn lead to declines in the value of the Funds’ investments or decrease the liquidity of those investments.
78   |  Thornburg Municipal Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2021
As of September 30, 2021, the Funds currently offer from one to four classes of shares of beneficial interest.
Each class of shares of the Funds represents an interest in the same portfolio of investments, except that (i) Class A shares are sold subject to a front-end sales charge collected at the time the shares are purchased and bear a service fee, (ii) Class C shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iii) Class C2 shares are sold at net asset value without a sales charge at the time of purchase, but are subject to a contingent deferred sales charge upon redemption within one year of purchase, and bear both a service fee and a distribution fee, (iv) Class D shares are sold at net asset value without a sales charge at the time of purchase or redemption, and bear both a service fee and a distribution fee, (v) Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee, and (vi) the respective classes may have different reinvestment privileges and conversion rights. Additionally, each Fund may allocate among its classes certain expenses, to the extent allocable to specific classes, including administration fees, transfer agent fees, government registration fees, certain printing and postage costs, and legal expenses. Currently, class specific expenses of the Funds are limited to distribution and service fees and certain registration and filing fees.
At September 30, 2021, the following classes of shares are offered in each respective Fund:
	Class A	Class C	Class C2	Class D	Class I
Short Duration Municipal Fund	X				X
Limited Term Municipal Fund	X	X	X		X
Limited Term California Fund	X	X	X		X
Intermediate New Mexico Fund	X			X	X
Intermediate New York Fund	X				X
Intermediate Municipal Fund	X	X	X		X
Strategic Municipal Income Fund	X	X			X
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by each of the Funds in the preparation of its financial statements. Each Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Income, Gains, Losses and Expenses: Net investment income (other than class specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of the dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class). Expenses common to all Funds are allocated daily among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods. Operating expenses directly attributable to a specific class are charged against the operating income of that class.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Funds at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Funds. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Security Valuation: All investments in securities held by the Funds are valued as described in Note 3.
Thornburg Municipal Funds Annual Report  |  79

Notes to Financial Statements, Continued
September 30, 2021
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Funds may engage in when-issued or delayed delivery transactions. To the extent the Funds engage in such transactions, they will do so for the purpose of acquiring portfolio investments consistent with the Funds’ investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Funds make a commitment to purchase an investment on a when-issued or delayed delivery basis, the Funds will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Funds’ records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2021 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Funds’ portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Funds would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Funds upon a sale of the investment, and the difference could be material to the Funds’ financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Debt obligations held by the Funds which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Funds, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Funds are likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
Valuation Hierarchy: The Funds categorize their investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Funds’ investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
80   |  Thornburg Municipal Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2021
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Funds are typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following tables display a summary of the fair value hierarchy measurements of each Fund’s investments as of September 30, 2021:
SHORT DURATION MUNICIPAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 153,405,074	$ —	$ 153,405,074	$ —
Short-Term Municipal Bonds	38,825,000	—	38,825,000	—
Total Investments in Securities	$ 192,230,074	$ —	$ 192,230,074	$ —
Total Assets	$ 192,230,074	$ —	$ 192,230,074	$ —
LIMITED TERM MUNICIPAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 4,953,279,676	$ —	$ 4,953,279,676	$ —
Short-Term Municipal Bonds	568,420,000	—	568,420,000	—
Total Investments in Securities	$ 5,521,699,676	$ —	$ 5,521,699,676	$ —
Total Assets	$ 5,521,699,676	$ —	$ 5,521,699,676	$ —
LIMITED TERM CALIFORNIA FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 427,895,932	$ —	$ 427,895,932	$ —
Short-Term Municipal Bonds	40,104,000	—	40,104,000	—
Total Investments in Securities	$ 467,999,932	$ —	$ 467,999,932	$ —
Total Assets	$ 467,999,932	$ —	$ 467,999,932	$ —
INTERMEDIATE NEW MEXICO FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 145,626,818	$ —	$ 145,626,818	$ —
Total Investments in Securities	$ 145,626,818	$ —	$ 145,626,818	$ —
Total Assets	$ 145,626,818	$ —	$ 145,626,818	$—
Thornburg Municipal Funds Annual Report  |  81

Notes to Financial Statements, Continued
September 30, 2021
INTERMEDIATE NEW YORK FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 42,795,683	$ —	$ 42,795,683	$ —
Short-Term Municipal Bonds	500,000	—	500,000	—
Total Investments in Securities	$ 43,295,683	$ —	$ 43,295,683	$ —
Total Assets	$ 43,295,683	$ —	$ 43,295,683	$ —
INTERMEDIATE MUNICIPAL FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 985,189,502	$ —	$ 985,189,502	$ —
Short-Term Municipal Bonds	32,440,000	—	32,440,000	—
Total Investments in Securities	$ 1,017,629,502	$ —	$ 1,017,629,502	$ —
Total Assets	$ 1,017,629,502	$ —	$ 1,017,629,502	$ —
STRATEGIC MUNICIPAL INCOME FUND	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
Long-Term Municipal Bonds	$ 343,378,438	$ —	$ 343,378,438	$ —
Short-Term Municipal Bonds	29,090,000	—	29,090,000	—
Total Investments in Securities	$ 372,468,438	$ —	$ 372,468,438	$ —
Total Assets	$ 372,468,438	$ —	$ 372,468,438	$—
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment management agreement, the Advisor serves as the investment advisor and performs advisory services for the Funds for which the fees are payable at the end of each month. Under the investment advisory agreement, each Fund pays the Advisor a management fee based on the average daily net assets of that fund at an annual rate as shown in the following table:
SHORT DURATION MUNICIPAL FUND		LIMITED TERM MUNICIPAL FUND, LIMITED TERM CALIFORNIA FUND		INTERMEDIATE NEW MEXICO FUND, INTERMEDIATE NEW YORK FUND, INTERMEDIATE MUNICIPAL FUND		STRATEGIC MUNICIPAL INCOME FUND
DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE	DAILY NET ASSETS	FEE RATE
Up to $1 billion	0.400%	Up to $500 million	0.500%	Up to $500 million	0.500%	Up to $500 million	0.750%
Next $500 million	0.300	Next $500 million	0.400	Next $500 million	0.450	Next $500 million	0.675
Next $500 million	0.250	Next $500 million	0.300	Next $500 million	0.400	Next $500 million	0.625
Over $2 billion	0.225	Next $500 million	0.250	Next $500 million	0.350	Next $500 million	0.575
		Over $2 billion	0.225	Over $2 billion	0.275	Over $2 billion	0.500
The Funds’ effective management fees of as a percentage of the Funds’ average daily net assets (before applicable management fee waivers) for the year ended September 30, 2021 were as shown in the following table. Total management fees incurred by the Funds for the year ended September 30, 2021 are set forth in the Statement of Operations.
82  |  Thornburg Municipal Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2021
Effective Management Fee
Short Duration Municipal Fund	0.400%
Limited Term Municipal Fund	0.272
Limited Term California Fund	0.494
Intermediate New Mexico Fund	0.500
Intermediate New York Fund	0.500
Intermediate Municipal Fund	0.472
Strategic Municipal Income Fund	0.750
The Trust has entered into an administrative services agreement with the Advisor, whereby the Advisor will perform certain administrative services related to each class of the Funds’ shares. The fees are computed as an annual percentage of the aggregate average daily net assets of all shares classes of all Funds in the Trust as follows:
Administrative Services Fee Schedule
Daily Net Assets	Fee Rate
Up to $20 billion	0.100%
$20 billion to $40 billion	0.075
$40 billion to $60 billion	0.040
Over $60 billion	0.030
The aggregate fee amount is allocated on a daily basis to each Fund based on net assets and subsequently allocated to each class of shares of the Funds. Total administrative services fees incurred by each class of shares of the Funds for the year ended September 30, 2021, are set forth in the Statement of Operations.
The Trust has an underwriting agreement with Thornburg Securities Corporation (the “Distributor”), an affiliate of the Advisor, which acts as the distributor of the Funds’ shares. For the year ended September 30, 2021, the Distributor has advised the Funds that they earned net commissions from the sale of Class A shares and collected contingent deferred sales charges ("CDSC Fees") from redemptions of Class C and Class C2 shares as follows:
	Commissions	CDSC fees
Short Duration Municipal Fund	$ 321	$ —
Limited Term Municipal Fund	30,164	9,399
Limited Term California Fund	1,240	18
Intermediate New Mexico Fund	62	—
Intermediate New York Fund	1	—
Intermediate Municipal Fund	2,715	1,223
Strategic Municipal Income Fund	2,228	747
Pursuant to a service plan under Rule 12b-1 of the 1940 Act, the Funds may reimburse to the Distributor an amount not to exceed .25 of 1% per annum of the average daily net assets attributable to the applicable Class A, Class C, Class C2 and Class I shares of the Limited Term Municipal Fund, Limited Term California Fund and Intermediate Municipal Fund, Class A, Class C, and Class I shares of the Strategic Municipal Income Fund, Class A and Class I shares of the Intermediate New York Fund and Class A, Class D and Class I shares of the Intermediate New Mexico Fund and .20 of 1% per annum of the average daily net assets attributable to the applicable Class A and Class I shares of Short Duration Municipal Fund for payments made by the Distributor to securities dealers and other financial institutions to obtain various shareholder and distribution related services. For the year ended September 30, 2021, there were no 12b-1 service plan fees charged for Class I. The Advisor and Distributor each may pay out of its own resources additional expenses for distribution of each Fund’s shares and shareholder services.
The Trust has also adopted a distribution plan pursuant to Rule 12b-1, applicable only to the Fund’s Class C, Class C2, and Class D shares, under which the Funds compensate the Distributor for services in promoting the sale of Class C and Class D shares of the Funds at an annual rate of up to .25 of 1% per annum of the average daily net assets attributable to Class C of the Limited Term Municipal Fund and Limited Term California Fund and Class D shares of the Intermediate New Mexico Fund, .35 of 1% per annum of the average daily net assets attributable to Class C of the Intermediate Municipal Fund and Strategic Municipal Income Fund and .40 of 1% per annum of the average daily net assets attributed to Class C2 shares of the Limited Term Municipal Fund, Limited Term California Fund, and Intermediate
Thornburg Municipal Funds Annual Report  |  83

Notes to Financial Statements, Continued
September 30, 2021
Municipal Fund. Total fees incurred by each class of shares of the Funds under their respective service and distribution plans for the year ended September 30, 2021, are set forth in the Statements of Operations.
The Advisor has contractually agreed to waive fees and reimburse expenses incurred by the Funds. The agreement may be terminated by the Funds at any time, but may not be terminated by the Advisor before February 1, 2022 unless the Advisor ceases to be the investment advisor to the Funds prior to that date. The Advisor may recoup amounts waived or reimbursed during the year ended September 30, 2021 if, during the fiscal year, expenses fall below the contractual limit that was in place at the time these fees and expenses were waived or reimbursed. The Advisor will not recoup fees or expenses as described in the preceding sentence if that recoupment would cause the Fund’s total annual operating expenses (after the recoupment is taken into account) to exceed the lesser of: (a) the expense cap that was in place at the time the waiver or reimbursement occurred; or (b) the expense cap that is in place at the time of the recoupment.
Actual expenses of certain share classes do not exceed levels as specified in each Fund’s most recent prospectus as shown on the following table:
	Class A	Class C	Class C2	Class I
Short Duration Municipal Fund	0.70%	—%	—%	0.50%
Limited Term California Fund	0.74	1.02	1.02	0.49
Intermediate New Mexico Fund	—	—	—	0.67
Intermediate New York Fund	0.99	—	—	0.67
Intermediate Municipal Fund	0.77	1.14	1.14	0.53
Strategic Municipal Income Fund	0.81	1.28	—	0.59
For the year ended September 30, 2021, the Advisor contractually reimbursed certain class specific expenses and distribution fees and voluntarily waived Fund level investment advisory fees as follows:
Contractual:	Class A	Class C	Class C2	Class D	Class I	Total
Short Duration Municipal Fund	$ 67,814	$ —	$ —	$ —	$ 249,403	$ 317,217
Limited Term California Fund	149,288	25,209	7,556	—	676,284	858,337
Intermediate New Mexico Fund	—	—	—	—	27,587	27,587
Intermediate New York Fund	32,416	—	—	—	48,119	80,535
Intermediate Municipal Fund	454,132	64,128	15,625	—	934,565	1,468,450
Strategic Municipal Income Fund	258,231	48,995	—	—	859,577	1,166,803
Voluntary:	Class A	Class C	Class C2	Class D	Class I	Total
Limited Term Municipal Fund	$ —	$ —	$ 14,588	$ —	$ —	$ 14,588
Limited Term California Fund	46,811	5,467	61	—	176,340	228,679
Intermediate New Mexico Fund	—	—	—	7,055	—	7,055
Intermediate New York Fund	6,871	—	—	—	5,622	12,493
Strategic Municipal Income Fund	37,119	7,382	—	—	148,782	193,283
Certain officers and Trustees of the Trust are also officers or directors of the Advisor and Distributor. The compensation of the independent Trustees is borne by the Trust. The Trust also pays a portion of the Chief Compliance Officer’s compensation. These amounts are reflected as Trustee and officer fees in the Statement of Operations.
As of September 30, 2021, the percentage of direct investments in the Funds held by the Trustees, officers of the Trust, and the Advisor is approximately as follows.
Percentage of Direct Investments
Short Duration Municipal Fund	70.59%
Limited Term Municipal Fund	2.47
Limited Term California Fund	—
Intermediate New Mexico Fund	13.88
Intermediate New York Fund	—
Intermediate Municipal Fund	0.18
Strategic Municipal Income Fund	7.66
The Funds may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended at September 30, 2021, the Rule 17a-7 purchases, sales and gains/(losses) were as follows.
84  |  Thornburg Municipal Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2021
	Purchases	Sales	Realized gains/(losses)
Short Duration Municipal Fund	$ 3,112,598	$ —	$ —
Limited Term Municipal Fund	10,339,915	—	—
Limited Term California Fund	—	1,310,016	—
Intermediate New York Fund	—	1,023,773	(293)
Intermediate Municipal Fund	—	11,118,724	6,019
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Funds. Therefore, no provision for federal income or excise tax is required.
The Funds file income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Funds’ tax return filings generally remains open for the three years following a return’s filing date. The Funds have analyzed each uncertain tax position believed to be material in the preparation of the Funds’ financial statements for the fiscal year ended September 30, 2021, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Funds have not identified any such position for which an asset or liability must be reflected in the Statements of Assets and Liabilities.
At September 30, 2021, information on the tax components of capital was as follows:
	Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Short Duration Municipal Fund	$ 191,272,007	$ 1,178,268	$ (220,201)	$ 958,067
Limited Term Municipal Fund	5,331,199,840	199,403,509	(8,903,673)	190,499,836
Limited Term California Fund	452,843,023	15,396,198	(239,289)	15,156,909
Intermediate New Mexico Fund	138,113,981	7,609,009	(96,172)	7,512,837
Intermediate New York Fund	41,002,264	2,320,551	(27,132)	2,293,419
Intermediate Municipal Fund	948,360,060	70,029,954	(760,512)	69,269,442
Strategic Municipal Income Fund	353,082,935	20,206,160	(820,657)	19,385,503
At September 30, 2021, the Funds had deferred tax basis capital losses occurring subsequent to October 31, 2020 through September 30, 2021 per the following table. For tax purposes, such losses will be recognized in the year ending September 30, 2022.
Deferred Tax Basis
Capital Losses
Short Duration Municipal Fund	$ 16,487
Limited Term Municipal Fund	827,787
Limited Term California Fund	198,318
Intermediate New Mexico Fund	13,676
Intermediate New York Fund	294
Intermediate Municipal Fund	61,092
Strategic Municipal Income Fund	77,999
At September 30, 2021, the Funds had cumulative tax basis capital losses from prior fiscal years as shown on the following table, which may be carried forward to offset future capital gains. To the extent such carryforwards are used, capital gain distributions may be reduced to the extent provided by regulations. Such capital loss carryforwards do not expire.
	Cumulative Capital Losses
	Short-Term	Long-Term
Short Duration Municipal Fund	$ 1,573,484	$ 634,422
Limited Term Municipal Fund	21,445,971	18,890,095
Limited Term California Fund	2,990,414	1,372,448
Intermediate New Mexico Fund	437,966	794,659
Intermediate New York Fund	414,730	70,957
Intermediate Municipal Fund	7,142,768	2,796,952
Strategic Municipal Income Fund	1,576,863	—
Thornburg Municipal Funds Annual Report  |  85

Notes to Financial Statements, Continued
September 30, 2021
During the year ended September 30, 2021, the Funds utilized capital loss carryforwards as shown on the following table.
Utilized Capital Loss Carryforwards
Limited Term California Fund	$ 220,116
At September 30, 2021, the effect of permanent "book/tax" reclassifications resulted in increases and decreases to components of the Funds’ net assets as follows:
	Distributable Earnings	Net Capital Paid
Limited Term Municipal Fund	$ 217,443	$ (217,443)
Intermediate New Mexico Fund	2,788	(2,788)
Intermediate New York Fund	2,353	(2,353)
These differences are primarily due to the tax treatment of distributions in excess of current year earnings.
At September 30, 2021 the Funds had undistributed net tax-exempt income, undistributed tax basis net ordinary income and undistributed tax basis capital gains as follows:
	Undistributed net tax exempt income	Undistributed Tax Basis Ordinary Income	Undistributed tax basis capital gains
Short Duration Municipal Fund	$ —	$ —	$ —
Limited Term Municipal Fund	—	—	—
Limited Term California Fund	91,902	—	—
Intermediate New Mexico Fund	—	—	—
Intermediate New York Fund	—	—	—
Intermediate Municipal Fund	228,799	—	—
Strategic Municipal Income Fund	14,539	—	—
The tax character of distributions paid for the Funds during the year ended September 30, 2021, and September 30, 2020, were as follows:
	DISTRIBUTIONS FROM:
	TAX EXEMPT INCOME		ORDINARY INCOME
	2021	2020	2021	2020
Short Duration Municipal Fund	$ 822,440	$ 2,220,186	$ 5,197	$ 3,550
Limited Term Municipal Fund	84,866,347	103,089,629	252,995	131,198
Limited Term California Fund	6,762,080	7,881,358	145	63
Intermediate New Mexico Fund	2,430,685	3,101,347	—	—
Intermediate New York Fund	913,226	1,037,331	1,245	673
Intermediate Municipal Fund	24,966,981	27,342,478	60,424	99,229
Strategic Municipal Income Fund	7,132,078	7,709,943	67,848	86,330
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At September 30, 2021, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
SHORT DURATION MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	114,099	$ 1,410,251	731,061	$ 8,972,616
Shares issued to shareholders in reinvestment of dividends	5,233	64,680	16,748	206,723
Shares repurchased	(782,797)	(9,672,421)	(127,043)	(1,565,733)
Net increase (decrease)	(663,465)	$ (8,197,490)	620,766	$ 7,613,606
86   |  Thornburg Municipal Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2021
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
SHORT DURATION MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	6,210,964	$ 76,754,762	5,025,376	$ 62,115,513
Shares issued to shareholders in reinvestment of dividends	61,088	754,508	158,225	1,954,280
Shares repurchased	(2,454,472)	(30,332,594)	(12,611,158)	(153,853,101)
Net increase (decrease)	3,817,580	$ 47,176,676	(7,427,557)	$ (89,783,308)
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
LIMITED TERM MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	13,380,045	$ 195,645,598	14,438,696	$ 209,892,549
Shares issued to shareholders in reinvestment of dividends	779,385	11,382,935	931,526	13,529,223
Shares repurchased	(11,148,993)	(163,002,443)	(14,302,952)	(206,865,882)
Net increase (decrease)	3,010,437	$ 44,026,090	1,067,270	$ 16,555,890
Class C Shares
Shares sold	1,943,246	$ 28,468,205	2,432,771	$ 35,474,012
Shares issued to shareholders in reinvestment of dividends	107,651	1,575,043	237,122	3,449,053
Shares repurchased	(7,718,607)	(113,046,530)	(9,354,417)	(136,206,408)
Net increase (decrease)	(5,667,710)	$ (83,003,282)	(6,684,524)	$ (97,283,343)
Class C2 Shares*
Shares sold	405,294	$ 5,940,353	-	$ -
Shares issued to shareholders in reinvestment of dividends	1,423	20,800	-	-
Shares repurchased	(29,976)	(439,240)	-	-
Net increase (decrease)	376,741	$ 5,521,913	-	$ -
Class I Shares
Shares sold	93,651,095	$ 1,369,424,146	107,567,039	$ 1,562,478,507
Shares issued to shareholders in reinvestment of dividends	4,500,941	65,743,881	5,234,033	76,032,722
Shares repurchased	(99,773,411)	(1,458,201,791)	(139,389,568)	(2,013,941,234)
Net increase (decrease)	(1,621,375)	$ (23,033,764)	(26,588,496)	$ (375,430,005)
* Effective date of this class of shares was October 1, 2020.
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
LIMITED TERM CALIFORNIA FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	1,078,354	$ 14,853,611	1,061,614	$ 14,585,397
Shares issued to shareholders in reinvestment of dividends	74,554	1,024,942	94,558	1,299,017
Shares repurchased	(1,593,182)	(21,922,907)	(1,536,975)	(21,063,705)
Net increase (decrease)	(440,274)	$ (6,044,354)	(380,803)	$ (5,179,291)
Class C Shares
Shares sold	74,107	$ 1,021,391	117,691	$ 1,617,272
Shares issued to shareholders in reinvestment of dividends	6,525	89,800	14,536	199,848
Shares repurchased	(648,687)	(8,939,447)	(905,828)	(12,468,020)
Net increase (decrease)	(568,055)	$ (7,828,256)	(773,601)	$ (10,650,900)
Thornburg Municipal Funds Annual Report  |  87

Notes to Financial Statements, Continued
September 30, 2021
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
LIMITED TERM CALIFORNIA FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class C2 Shares*
Shares sold	10,805	$ 148,988	-	$ -
Shares issued to shareholders in reinvestment of dividends	85	1,164	-	-
Shares repurchased	(12)	(171)	-	-
Net increase (decrease)	10,878	$ 149,981	-	$ -
Class I Shares
Shares sold	11,607,452	$ 160,039,842	16,475,167	$ 226,332,653
Shares issued to shareholders in reinvestment of dividends	326,860	4,498,890	362,053	4,979,919
Shares repurchased	(17,669,069)	(243,738,605)	(9,832,111)	(134,804,207)
Net increase (decrease)	(5,734,757)	$ (79,199,873)	7,005,109	$ 96,508,365
* Effective date of this class of shares was October 1, 2020.
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
INTERMEDIATE NEW MEXICO FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	101,939	$ 1,374,335	562,508	$ 7,498,577
Shares issued to shareholders in reinvestment of dividends	71,806	968,051	99,224	1,328,286
Shares repurchased	(916,564)	(12,374,167)	(1,043,651)	(13,943,212)
Net increase (decrease)	(742,819)	$ (10,031,781)	(381,919)	$ (5,116,349)
Class D Shares
Shares sold	38,479	$ 521,785	53,924	$ 719,625
Shares issued to shareholders in reinvestment of dividends	11,682	157,583	17,365	232,542
Shares repurchased	(160,244)	(2,165,758)	(187,540)	(2,502,103)
Net increase (decrease)	(110,083)	$ (1,486,390)	(116,251)	$ (1,549,936)
Class I Shares
Shares sold	459,651	$ 6,213,029	675,728	$ 9,080,572
Shares issued to shareholders in reinvestment of dividends	79,786	1,075,113	92,474	1,237,314
Shares repurchased	(467,064)	(6,296,092)	(549,551)	(7,274,093)
Net increase (decrease)	72,373	$ 992,050	218,651	$ 3,043,793
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
INTERMEDIATE NEW YORK FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	14,587	$ 189,521	329,798	$ 4,284,723
Shares issued to shareholders in reinvestment of dividends	29,578	383,826	34,192	442,503
Shares repurchased	(282,520)	(3,671,836)	(310,185)	(3,982,166)
Net increase (decrease)	(238,355)	$ (3,098,489)	53,805	$ 745,060
Class I Shares
Shares sold	248,368	$ 3,227,207	310,893	$ 4,033,267
Shares issued to shareholders in reinvestment of dividends	28,767	373,311	32,099	415,446
Shares repurchased	(324,796)	(4,218,358)	(602,244)	(7,737,007)
Net increase (decrease)	(47,661)	$ (617,840)	(259,252)	$ (3,288,294)
88   |  Thornburg Municipal Funds Annual Report

Notes to Financial Statements, Continued
September 30, 2021
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
INTERMEDIATE MUNICIPAL FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	3,652,741	$ 52,691,051	3,770,584	$ 54,073,340
Shares issued to shareholders in reinvestment of dividends	484,727	6,996,636	499,100	7,138,551
Shares repurchased	(4,014,691)	(58,003,671)	(3,440,641)	(48,998,970)
Net increase (decrease)	122,777	$ 1,684,016	829,043	$ 12,212,921
Class C Shares
Shares sold	305,609	$ 4,418,312	527,758	$ 7,544,787
Shares issued to shareholders in reinvestment of dividends	44,064	636,696	79,617	1,139,985
Shares repurchased	(1,643,503)	(23,680,682)	(2,290,311)	(32,846,980)
Net increase (decrease)	(1,293,830)	$ (18,625,674)	(1,682,936)	$ (24,162,208)
Class C2 Shares*
Shares sold	128,207	$ 1,854,580	-	$ -
Shares issued to shareholders in reinvestment of dividends	1,355	19,602	-	-
Shares repurchased	(142)	(2,047)	-	-
Net increase (decrease)	129,420	$ 1,872,135	-	$ -
Class I Shares
Shares sold	9,472,649	$ 136,694,970	12,338,502	$ 176,114,977
Shares issued to shareholders in reinvestment of dividends	974,350	14,045,182	1,048,615	14,980,062
Shares repurchased	(10,522,226)	(151,935,361)	(17,848,724)	(252,461,759)
Net increase (decrease)	(75,227)	$ (1,195,209)	(4,461,607)	$ (61,366,720)
* Effective date of this class of shares was October 1, 2020.
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
STRATEGIC MUNICIPAL INCOME FUND	SHARES	AMOUNT	SHARES	AMOUNT
Class A Shares
Shares sold	982,855	$ 15,190,802	882,345	$ 13,470,933
Shares issued to shareholders in reinvestment of dividends	81,453	1,260,156	94,150	1,434,924
Shares repurchased	(852,980)	(13,211,563)	(624,508)	(9,392,913)
Net increase (decrease)	211,328	$ 3,239,395	351,987	$ 5,512,944
Class C Shares
Shares sold	169,860	$ 2,627,196	71,278	$ 1,091,387
Shares issued to shareholders in reinvestment of dividends	12,233	189,390	22,591	344,627
Shares repurchased	(437,607)	(6,751,915)	(387,212)	(5,909,611)
Net increase (decrease)	(255,514)	$ (3,935,329)	(293,343)	$ (4,473,597)
Class I Shares
Shares sold	6,699,528	$ 103,913,515	5,837,360	$ 88,993,637
Shares issued to shareholders in reinvestment of dividends	367,370	5,690,379	387,567	5,913,428
Shares repurchased	(2,416,145)	(37,428,390)	(5,841,661)	(88,503,481)
Net increase (decrease)	4,650,753	$ 72,175,504	383,266	$ 6,403,584
Thornburg Municipal Funds Annual Report  |  89

Notes to Financial Statements, Continued
September 30, 2021
NOTE 7 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2021, the Funds had purchase and sale transactions of investments as below (excluding short-term investments).
	Purchases	Sales
Short Duration Municipal Fund	$ 106,449,919	$ 42,460,500
Limited Term Municipal Fund	1,173,534,068	1,133,509,927
Limited Term California Fund	72,587,543	118,103,586
Intermediate New Mexico Fund	12,642,008	10,910,000
Intermediate New York Fund	5,028,517	7,223,940
Intermediate Municipal Fund	113,697,371	101,327,547
Strategic Municipal Income Fund	105,485,714	31,240,309
90   |  Thornburg Municipal Funds Annual Report

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Thornburg Municipal Funds Annual Report  |  91

Financial Highlights
Short Duration Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2021	$ 12.37	0.03	(0.04)	(0.01)	(0.03)	—	—	(0.03)	$ 12.33
2020	$ 12.36	0.13	0.01	0.14	(0.13)	—	—	(0.13)	$ 12.37
2019	$ 12.27	0.16	0.09	0.25	(0.16)	—	—	(0.16)	$ 12.36
2018	$ 12.38	0.11	(0.11)	— (c)	(0.11)	—	—	(0.11)	$ 12.27
2017	$ 12.34	0.08	0.04	0.12	(0.08)	—	—	(0.08)	$ 12.38
CLASS I SHARES
2021	$ 12.36	0.06	(0.03)	0.03	(0.06)	—	—	(0.06)	$ 12.33
2020	$ 12.36	0.16	(0.01)	0.15	(0.15)	—	—	(0.15)	$ 12.36
2019	$ 12.27	0.18	0.09	0.27	(0.18)	—	—	(0.18)	$ 12.36
2018	$ 12.37	0.14	(0.10)	0.04	(0.14)	—	—	(0.14)	$ 12.27
2017	$ 12.34	0.10	0.03	0.13	(0.10)	—	—	(0.10)	$ 12.37

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Total from investment operations was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
92  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Short Duration Municipal Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2021	0.27	0.70	0.98	(0.05)	34.71	$ 16,332
2020	1.04	0.70	1.03	1.14	38.44	$ 24,581
2019	1.26	0.70	0.99	2.02	33.60	$ 16,899
2018	0.92	0.70	1.06	0.02	35.36	$ 19,497
2017	0.72	0.67	1.16	0.98	42.94	$ 16,412
CLASS I SHARES
2021	0.46	0.50	0.65	0.23	34.71	$ 179,245
2020	1.28	0.50	0.65	1.26	38.44	$ 132,539
2019	1.47	0.50	0.64	2.22	33.60	$ 224,343
2018	1.12	0.50	0.64	0.30	35.36	$ 162,259
2017	0.85	0.49	0.67	1.09	42.94	$ 53,765
Thornburg Municipal Funds Annual Report  |  93

Financial Highlights
Limited Term Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2021	$ 14.64	0.19	(0.13)	0.06	(0.19)	—	—	(0.19)	$ 14.51
2020	$ 14.46	0.24	0.18	0.42	(0.24)	—	—	(0.24)	$ 14.64
2019	$ 14.10	0.26	0.36	0.62	(0.26)	—	—	(0.26)	$ 14.46
2018	$ 14.43	0.24	(0.33)	(0.09)	(0.24)	—	—	(0.24)	$ 14.10
2017	$ 14.63	0.23	(0.20)	0.03	(0.23)	—	—	(0.23)	$ 14.43
CLASS C SHARES
2021	$ 14.66	0.15	(0.13)	0.02	(0.15)	—	—	(0.15)	$ 14.53
2020	$ 14.48	0.20	0.18	0.38	(0.20)	—	—	(0.20)	$ 14.66
2019	$ 14.12	0.22	0.36	0.58	(0.22)	—	—	(0.22)	$ 14.48
2018	$ 14.46	0.20	(0.34)	(0.14)	(0.20)	—	—	(0.20)	$ 14.12
2017	$ 14.66	0.20	(0.20)	—	(0.20)	—	—	(0.20)	$ 14.46
CLASS C2 SHARES
2021 (c)	$ 14.66	0.10	(0.12)	(0.02)	(0.10)	—	—	(0.10)	$ 14.54
CLASS I SHARES
2021	$ 14.64	0.22	(0.13)	0.09	(0.22)	—	—	(0.22)	$ 14.51
2020	$ 14.46	0.27	0.18	0.45	(0.27)	—	—	(0.27)	$ 14.64
2019	$ 14.10	0.29	0.36	0.65	(0.29)	—	—	(0.29)	$ 14.46
2018	$ 14.43	0.28	(0.33)	(0.05)	(0.28)	—	—	(0.28)	$ 14.10
2017	$ 14.64	0.28	(0.21)	0.07	(0.28)	—	—	(0.28)	$ 14.43

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was October 1, 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
94  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Limited Term Municipal Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2021	1.28	0.69	0.69	0.39	22.29	$ 978,221
2020	1.63	0.69	0.69	2.91	20.62	$ 942,857
2019	1.80	0.69	0.69	4.41	21.22	$ 915,684
2018	1.67	0.71	0.71	(0.64)	16.29	$ 1,037,769
2017	1.62	0.73	0.73	0.24	17.56	$ 1,314,094
CLASS C SHARES
2021	1.00	0.97	0.97	0.11	22.29	$ 146,806
2020	1.39	0.94	0.94	2.65	20.62	$ 231,226
2019	1.56	0.94	0.94	4.16	21.22	$ 325,144
2018	1.43	0.95	0.95	(0.94)	16.29	$ 450,402
2017	1.38	0.97	0.97	0.01	17.56	$ 605,898
CLASS C2 SHARES
2021 (c)	0.69	1.24	1.72	(0.11)	22.29	$ 5,477
CLASS I SHARES
2021	1.50	0.46	0.46	0.61	22.29	$ 4,502,575
2020	1.87	0.46	0.46	3.15	20.62	$ 4,566,389
2019	2.04	0.45	0.45	4.67	21.22	$ 4,893,865
2018	1.95	0.43	0.43	(0.36)	16.29	$ 5,089,760
2017	1.93	0.42	0.42	0.49	17.56	$ 5,265,576
Thornburg Municipal Funds Annual Report  |  95

Financial Highlights
Limited Term California Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2021	$ 13.80	0.15	(0.14)	0.01	(0.15)	—	—	(0.15)	$ 13.66
2020	$ 13.72	0.18	0.08	0.26	(0.18)	—	—	(0.18)	$ 13.80
2019	$ 13.45	0.22	0.27	0.49	(0.22)	—	—	(0.22)	$ 13.72
2018	$ 13.78	0.20	(0.33)	(0.13)	(0.20)	—	—	(0.20)	$ 13.45
2017	$ 13.98	0.18	(0.20)	(0.02)	(0.18)	—	—	(0.18)	$ 13.78
CLASS C SHARES
2021	$ 13.81	0.11	(0.14)	(0.03)	(0.11)	—	—	(0.11)	$ 13.67
2020	$ 13.73	0.15	0.07	0.22	(0.14)	—	—	(0.14)	$ 13.81
2019	$ 13.46	0.18	0.27	0.45	(0.18)	—	—	(0.18)	$ 13.73
2018	$ 13.79	0.17	(0.33)	(0.16)	(0.17)	—	—	(0.17)	$ 13.46
2017	$ 13.99	0.15	(0.20)	(0.05)	(0.15)	—	—	(0.15)	$ 13.79
CLASS C2 SHARES
2021 (c)	$ 13.81	0.11	(0.13)	(0.02)	(0.12)	—	—	(0.12)	$ 13.67
CLASS I SHARES
2021	$ 13.82	0.19	(0.15)	0.04	(0.19)	—	—	(0.19)	$ 13.67
2020	$ 13.73	0.21	0.10	0.31	(0.22)	—	—	(0.22)	$ 13.82
2019	$ 13.46	0.25	0.27	0.52	(0.25)	—	—	(0.25)	$ 13.73
2018	$ 13.79	0.24	(0.33)	(0.09)	(0.24)	—	—	(0.24)	$ 13.46
2017	$ 13.99	0.22	(0.20)	0.02	(0.22)	—	—	(0.22)	$ 13.79

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was October 1, 2020.
(d)	Due to the size of net assets and fixed expenses, ratios may appear disproportionate.
+	Based on weighted average shares outstanding.
See notes to financial statements.
96  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Limited Term California Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2021	1.11	0.74	0.92	0.10	16.22	$ 101,949
2020	1.33	0.80	0.92	1.93	25.88	$ 109,102
2019	1.58	0.93	0.93	3.63	17.86	$ 113,635
2018	1.50	0.92	0.92	(0.92)	25.20	$ 127,346
2017	1.33	0.93	0.93	(0.11)	18.25	$ 158,142
CLASS C SHARES
2021	0.82	1.02	1.27	(0.19)	16.22	$ 9,623
2020	1.06	1.09	1.20	1.64	25.88	$ 17,573
2019	1.31	1.21	1.21	3.34	17.86	$ 28,083
2018	1.23	1.19	1.19	(1.18)	25.20	$ 40,608
2017	1.08	1.19	1.19	(0.36)	18.25	$ 56,737
CLASS C2 SHARES
2021 (c)	0.84	1.02	6.50 (d)	(0.18)	16.22	$ 149
CLASS I SHARES
2021	1.35	0.49	0.70	0.27	16.22	$ 366,861
2020	1.56	0.54	0.69	2.25	25.88	$ 449,964
2019	1.84	0.67	0.68	3.90	17.86	$ 350,962
2018	1.76	0.66	0.67	(0.65)	25.20	$ 368,824
2017	1.62	0.64	0.64	0.19	18.25	$ 434,859
Thornburg Municipal Funds Annual Report  |  97

Financial Highlights
Intermediate New Mexico Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2021	$ 13.48	0.20	(0.09)	0.11	(0.19)	—	—	(0.19)	$ 13.40
2020	$ 13.35	0.24	0.14	0.38	(0.25)	—	—	(0.25)	$ 13.48
2019	$ 13.00	0.31	0.35	0.66	(0.31)	—	—	(0.31)	$ 13.35
2018	$ 13.30	0.33	(0.30)	0.03	(0.33)	—	—	(0.33)	$ 13.00
2017	$ 13.67	0.31	(0.37)	(0.06)	(0.31)	—	—	(0.31)	$ 13.30
CLASS D SHARES
2021	$ 13.49	0.16	(0.08)	0.08	(0.16)	—	—	(0.16)	$ 13.41
2020	$ 13.36	0.21	0.13	0.34	(0.21)	—	—	(0.21)	$ 13.49
2019	$ 13.01	0.28	0.35	0.63	(0.28)	—	—	(0.28)	$ 13.36
2018	$ 13.31	0.30	(0.30)	—	(0.30)	—	—	(0.30)	$ 13.01
2017	$ 13.68	0.28	(0.37)	(0.09)	(0.28)	—	—	(0.28)	$ 13.31
CLASS I SHARES
2021	$ 13.47	0.24	(0.07)	0.17	(0.24)	—	—	(0.24)	$ 13.40
2020	$ 13.34	0.29	0.13	0.42	(0.29)	—	—	(0.29)	$ 13.47
2019	$ 13.00	0.35	0.34	0.69	(0.35)	—	—	(0.35)	$ 13.34
2018	$ 13.29	0.37	(0.29)	0.08	(0.37)	—	—	(0.37)	$ 13.00
2017	$ 13.67	0.36	(0.38)	(0.02)	(0.36)	—	—	(0.36)	$ 13.29

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
98  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Intermediate New Mexico Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2021	1.46	0.98	0.98	0.85	7.43	$ 70,051
2020	1.83	0.98	0.98	2.84	22.92	$ 80,463
2019	2.37	0.97	0.97	5.15	17.26	$ 84,782
2018	2.51	0.97	0.97	0.24	7.77	$ 94,686
2017	2.36	0.98	0.98	(0.38)	8.61	$ 116,915
CLASS D SHARES
2021	1.20	1.24	1.29	0.59	7.43	$ 12,917
2020	1.57	1.24	1.26	2.58	22.92	$ 14,475
2019	2.10	1.24	1.25	4.87	17.26	$ 15,888
2018	2.26	1.23	1.23	(0.02)	7.77	$ 18,436
2017	2.13	1.21	1.21	(0.61)	8.61	$ 22,666
CLASS I SHARES
2021	1.77	0.67	0.71	1.24	7.43	$ 66,312
2020	2.13	0.67	0.71	3.16	22.92	$ 65,715
2019	2.66	0.67	0.69	5.39	17.26	$ 62,162
2018	2.82	0.67	0.68	0.62	7.77	$ 53,675
2017	2.68	0.66	0.66	(0.13)	8.61	$ 62,243
Thornburg Municipal Funds Annual Report  |  99

Financial Highlights
Intermediate New York Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2021	$ 12.96	0.23	(0.07)	0.16	(0.24)	—	—	(0.24)	$ 12.88
2020	$ 12.95	0.26	0.01	0.27	(0.26)	—	—	(0.26)	$ 12.96
2019	$ 12.61	0.30	0.34	0.64	(0.30)	—	—	(0.30)	$ 12.95
2018	$ 13.00	0.30	(0.39)	(0.09)	(0.30)	—	—	(0.30)	$ 12.61
2017	$ 13.40	0.33	(0.40)	(0.07)	(0.33)	—	—	(0.33)	$ 13.00
CLASS I SHARES
2021	$ 12.96	0.27	(0.07)	0.20	(0.28)	—	—	(0.28)	$ 12.88
2020	$ 12.95	0.30	0.01	0.31	(0.30)	—	—	(0.30)	$ 12.96
2019	$ 12.61	0.34	0.34	0.68	(0.34)	—	—	(0.34)	$ 12.95
2018	$ 13.00	0.34	(0.39)	(0.05)	(0.34)	—	—	(0.34)	$ 12.61
2017	$ 13.40	0.37	(0.40)	(0.03)	(0.37)	—	—	(0.37)	$ 13.00

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
+	Based on weighted average shares outstanding.
See notes to financial statements.
100  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Intermediate New York Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2021	1.77	0.99	1.14	1.20	11.29	$ 23,885
2020	2.01	0.99	1.14	2.10	18.61	$ 27,120
2019	2.38	0.99	1.12	5.16	17.75	$ 26,416
2018	2.36	0.99	1.08	(0.68)	15.88	$ 33,778
2017	2.50	0.99	1.09	(0.52)	11.11	$ 36,576
CLASS I SHARES
2021	2.09	0.67	0.93	1.52	11.29	$ 20,454
2020	2.33	0.67	0.91	2.43	18.61	$ 21,197
2019	2.69	0.67	0.88	5.50	17.75	$ 24,550
2018	2.68	0.67	0.82	(0.36)	15.88	$ 24,010
2017	2.81	0.67	0.77	(0.20)	11.11	$ 27,217
Thornburg Municipal Funds Annual Report  |  101

Financial Highlights
Intermediate Municipal Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2021	$ 14.37	0.33	(0.02)	0.31	(0.33)	—	—	(0.33)	$ 14.35
2020	$ 14.33	0.35	0.04	0.39	(0.35)	—	—	(0.35)	$ 14.37
2019	$ 13.80	0.34	0.53	0.87	(0.34)	—	—	(0.34)	$ 14.33
2018	$ 14.15	0.32	(0.35)	(0.03)	(0.32)	—	—	(0.32)	$ 13.80
2017	$ 14.47	0.30	(0.32)	(0.02)	(0.30)	—	—	(0.30)	$ 14.15
CLASS C SHARES
2021	$ 14.39	0.27	(0.01)	0.26	(0.28)	—	—	(0.28)	$ 14.37
2020	$ 14.35	0.30	0.04	0.34	(0.30)	—	—	(0.30)	$ 14.39
2019	$ 13.82	0.29	0.53	0.82	(0.29)	—	—	(0.29)	$ 14.35
2018	$ 14.17	0.27	(0.35)	(0.08)	(0.27)	—	—	(0.27)	$ 13.82
2017	$ 14.49	0.26	(0.32)	(0.06)	(0.26)	—	—	(0.26)	$ 14.17
CLASS C2 SHARES
2021 (c)	$ 14.39	0.27	(0.02)	0.25	(0.27)	—	—	(0.27)	$ 14.37
CLASS I SHARES
2021	$ 14.35	0.36	(0.01)	0.35	(0.36)	—	—	(0.36)	$ 14.34
2020	$ 14.31	0.38	0.04	0.42	(0.38)	—	—	(0.38)	$ 14.35
2019	$ 13.78	0.38	0.53	0.91	(0.38)	—	—	(0.38)	$ 14.31
2018	$ 14.13	0.36	(0.35)	0.01	(0.36)	—	—	(0.36)	$ 13.78
2017	$ 14.46	0.35	(0.33)	0.02	(0.35)	—	—	(0.35)	$ 14.13

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Effective date of this class of shares was October 1, 2020.
+	Based on weighted average shares outstanding.
See notes to financial statements.
102  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Intermediate Municipal Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2021	2.26	0.77	0.91	2.16	10.20	$ 328,170
2020	2.45	0.81	0.90	2.76	17.84	$ 326,770
2019	2.44	0.89	0.89	6.39	15.88	$ 313,967
2018	2.29	0.89	0.89	(0.21)	20.68	$ 324,199
2017	2.15	0.92	0.92	(0.08)	24.04	$ 387,790
CLASS C SHARES
2021	1.89	1.14	1.30	1.78	10.20	$ 34,344
2020	2.08	1.18	1.28	2.38	17.84	$ 52,996
2019	2.08	1.24	1.26	6.02	15.88	$ 76,994
2018	1.94	1.24	1.26	(0.55)	20.68	$ 104,093
2017	1.83	1.24	1.27	(0.40)	24.04	$ 140,176
CLASS C2 SHARES
2021 (c)	1.85	1.14	2.62	1.76	10.20	$ 1,860
CLASS I SHARES
2021	2.50	0.53	0.67	2.47	10.20	$ 666,356
2020	2.69	0.56	0.65	3.01	17.84	$ 668,185
2019	2.67	0.65	0.65	6.66	15.88	$ 730,144
2018	2.55	0.63	0.63	0.05	20.68	$ 905,641
2017	2.45	0.62	0.62	0.15	24.04	$ 951,888
Thornburg Municipal Funds Annual Report  |  103

Financial Highlights
Strategic Municipal Income Fund
	PER SHARE PERFORMANCE (FOR A SHARE OUTSTANDING THROUGHOUT THE YEAR)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of YEAR	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Dividends from Return of Capital	Total Dividends	Net Asset Value, End of YEAR
CLASS A SHARES(b)
2021	$ 15.33	0.30	0.10	0.40	(0.30)	—	—	(0.30)	$ 15.43
2020	$ 15.32	0.38	0.01	0.39	(0.38)	—	—	(0.38)	$ 15.33
2019	$ 14.82	0.39	0.50	0.89	(0.39)	—	—	(0.39)	$ 15.32
2018	$ 15.14	0.37	(0.32)	0.05	(0.37)	—	—	(0.37)	$ 14.82
2017	$ 15.53	0.35	(0.39)	(0.04)	(0.35)	—	—	(0.35)	$ 15.14
CLASS C SHARES
2021	$ 15.34	0.23	0.11	0.34	(0.23)	—	—	(0.23)	$ 15.45
2020	$ 15.34	0.30	— (c)	0.30	(0.30)	—	—	(0.30)	$ 15.34
2019	$ 14.84	0.32	0.50	0.82	(0.32)	—	—	(0.32)	$ 15.34
2018	$ 15.16	0.30	(0.32)	(0.02)	(0.30)	—	—	(0.30)	$ 14.84
2017	$ 15.54	0.28	(0.38)	(0.10)	(0.28)	—	—	(0.28)	$ 15.16
CLASS I SHARES
2021	$ 15.34	0.34	0.11	0.45	(0.34)	—	—	(0.34)	$ 15.45
2020	$ 15.33	0.41	0.01	0.42	(0.41)	—	—	(0.41)	$ 15.34
2019	$ 14.84	0.42	0.49	0.91	(0.42)	—	—	(0.42)	$ 15.33
2018	$ 15.16	0.41	(0.32)	0.09	(0.41)	—	—	(0.41)	$ 14.84
2017	$ 15.54	0.39	(0.38)	0.01	(0.39)	—	—	(0.39)	$ 15.16

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
+	Based on weighted average shares outstanding.
See notes to financial statements.
104  |  Thornburg Municipal Funds Annual Report

Financial Highlights, Continued
Strategic Municipal Income Fund
	RATIOS TO AVERAGE NET ASSETS			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of YEAR (Thousands)
CLASS A SHARES(b)
2021	1.96	0.81	1.26	2.65	10.43	$ 65,220
2020	2.47	0.87	1.26	2.56	32.45	$ 61,537
2019	2.59	1.00	1.26	6.08	20.04	$ 56,124
2018	2.49	1.00	1.28	0.36	21.06	$ 53,693
2017	2.30	1.09	1.30	(0.23)	27.35	$ 61,525
CLASS C SHARES
2021	1.50	1.28	1.71	2.24	10.43	$ 11,753
2020	2.00	1.35	1.65	2.02	32.45	$ 15,591
2019	2.13	1.47	1.65	5.58	20.04	$ 20,085
2018	2.01	1.48	1.64	(0.12)	21.06	$ 24,951
2017	1.88	1.52	1.66	(0.59)	27.35	$ 32,926
CLASS I SHARES
2021	2.17	0.59	0.97	2.94	10.43	$ 298,871
2020	2.68	0.65	0.99	2.79	32.45	$ 225,486
2019	2.81	0.78	0.98	6.24	20.04	$ 219,535
2018	2.72	0.78	0.96	0.59	21.06	$ 185,555
2017	2.56	0.83	0.94	0.09	27.35	$ 174,892
Thornburg Municipal Funds Annual Report  |  105

Report of Independent Registered Public Accounting Firm
Thornburg Municipal Funds
To the Board of Trustees of Thornburg Investment Trust and Shareholders of Thornburg Short Duration Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund and Thornburg Strategic Municipal Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Thornburg Short Duration Municipal Fund, Thornburg Limited Term Municipal Fund, Thornburg California Limited Term Municipal Fund, Thornburg New Mexico Intermediate Municipal Fund, Thornburg New York Intermediate Municipal Fund, Thornburg Intermediate Municipal Fund and Thornburg Strategic Municipal Income Fund (seven of the funds constituting Thornburg Investment Trust, hereafter collectively referred to as the "Funds") as of September 30, 2021, the related statements of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2021, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2021 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
November 19, 2021
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
106  |   Thornburg Municipal Funds Annual Report

Expense Example
September 30, 2021 (Unaudited)
As a shareholder of the Fund, you incur two types of costs:
(1)	transaction costs, including
(a)	sales charges (loads) on purchase payments, for Class A shares;
(b)	a deferred sales charge on redemptions of any part or all of a purchase of $1 million of Class A shares within 12 months of purchase;
(c)	a deferred sales charge on redemptions of Class C and Class C2 shares within 12 months of purchase;
(2)	ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2021, and held until September 30, 2021.
ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, April 1, 2021 and held through September 30, 2021.
	Actual		Hypothetical *
	Ending Account Value 9/30/21	Expenses Paid During Period 4/1/21-9/30/21	Ending Account Value 9/30/21	Expenses Paid During Period† 4/1/21-9/30/21	Annualized Expense Ratio
SHORT DURATION MUNICIPAL FUND
CLASS A SHARES	$ 998.58	$3.51	$1,021.56	$3.55	0.70%
CLASS I SHARES	$1,000.40	$2.51	$1,022.56	$2.54	0.50%
LIMITED TERM MUNICIPAL FUND
CLASS A SHARES	$1,001.26	$3.46	$1,021.61	$3.50	0.69%
CLASS C SHARES	$ 999.96	$4.76	$1,020.31	$4.81	0.95%
CLASS C2 SHARES	$ 998.51	$6.21	$1,018.85	$6.28	1.24%
CLASS I SHARES	$1,002.38	$2.36	$1,022.71	$2.38	0.47%
LIMITED TERM CALIFORNIA FUND
CLASS A SHARES	$1,000.61	$3.71	$1,021.36	$3.75	0.74%
CLASS C SHARES	$ 999.21	$5.11	$1,019.95	$5.16	1.02%
CLASS C2 SHARES	$ 999.09	$5.26	$1,019.80	$5.32	1.05%
CLASS I SHARES	$1,001.13	$2.46	$1,022.61	$2.48	0.49%
INTERMEDIATE NEW MEXICO FUND
CLASS A SHARES	$1,005.70	$4.98	$1,020.10	$5.01	0.99%
CLASS D SHARES	$1,005.18	$6.23	$1,018.85	$6.28	1.24%
CLASS I SHARES	$1,008.05	$3.37	$1,021.71	$3.40	0.67%
INTERMEDIATE NEW YORK FUND
CLASS A SHARES	$1,005.55	$4.98	$1,020.10	$5.01	0.99%
CLASS I SHARES	$1,007.16	$3.37	$1,021.71	$3.40	0.67%
Thornburg Municipal Funds Annual Report  |  107

Expense Example, Continued
September 30, 2021 (Unaudited)
	Actual		Hypothetical *
	Ending Account Value 9/30/21	Expenses Paid During Period 4/1/21-9/30/21	Ending Account Value 9/30/21	Expenses Paid During Period† 4/1/21-9/30/21	Annualized Expense Ratio
INTERMEDIATE MUNICIPAL FUND
CLASS A SHARES	$1,008.43	$3.88	$1,021.21	$3.90	0.77%
CLASS C SHARES	$1,006.56	$5.73	$1,019.35	$5.77	1.14%
CLASS C2 SHARES	$1,006.55	$5.73	$1,019.35	$5.77	1.14%
CLASS I SHARES	$1,010.34	$2.67	$1,022.41	$2.69	0.53%
STRATEGIC MUNICIPAL INCOME FUND
CLASS A SHARES	$1,009.83	$4.08	$1,021.01	$4.10	0.81%
CLASS C SHARES	$1,007.46	$6.44	$1,018.65	$6.48	1.28%
CLASS I SHARES	$1,010.95	$2.97	$1,022.11	$2.99	0.59%

*	Hypothetical assumes a rate of return of 5% per year before expenses.
†	Expenses are equal to the annualized expense ratio for each class multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
108  |  Thornburg Municipal Funds Annual Report

Other Information
September 30, 2021 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
TAX INFORMATION
For the tax year ended September 30, 2021, tax exempt (or the maximum allowed) and taxable ordinary income dividends paid by funds for federal income tax purposes are as follows:
	TAX EXEMPT	TAXABLE ORDINARY
Short Duration Municipal Fund	$ 822,440	$ 5,197
Limited Term Municipal Fund	84,866,347	252,995
Limited Term California Fund	6,762,080	145
Intermediate New Mexico Fund	2,430,685	—
Intermediate New York Fund	913,226	1,245
Intermediate Municipal Fund	24,966,981	60,424
Strategic Municipal Income Fund	7,132,078	67,848
The information and the distributions reported herein may differ from information and distributions reported to the shareholders for the calendar year ending December 31, 2021. Complete information will be reported in conjunction with your 2021 Form 1099.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Funds file with the Securities and Exchange Commission schedules of their portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Funds’ Forms N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Funds also make this information available on their website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to each of the Funds pursuant to an investment advisory agreement (the “Agreement”). The Board of Trustees (the “Trustees”) consider the renewal of the Agreement annually, and most recently determined to renew the Agreement on September 14, 2021.
Planning for their recent consideration of the Agreement’s renewal, those Trustees who are not “interested persons” of the Trust, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “independent Trustees”), met in May 2021 to consider aspects of their annual evaluation of the Advisor’s service to the Funds and to each other series of the Trust, to plan the annual evaluation of the Advisor’s performance, and to discuss preliminarily the information the Advisor would present to the Trustees for their review. The independent Trustees met in a second independent session in July 2021 to further define certain portions of the information to be submitted by the Advisor. The independent Trustees met again in independent session in September 2021 with representatives of a mutual fund analyst firm engaged by the independent Trustees to provide explanations of comparative cost and expense information, comparative investment performance information, and other data obtained and analyzed by the analyst firm. In that session the independent Trustees discussed their evaluations of the Advisor’s services to the Funds and the Funds’ fee and expense levels, investment performance, and other information presented for the Funds, conferred independently with legal counsel respecting the factors typically considered in evaluating renewal of an advisory agreement, and conferred with representatives of the Advisor to receive explanations of certain aspects of the information they had requested. Representatives of the Advisor subsequently reviewed portions of the information with the Trustees and addressed questions from the Trustees at a full meeting session of the Trustees scheduled in September 2021 for that purpose, and the independent Trustees thereafter met again in independent session to consider the Advisor’s presentations and various specific issues
Thornburg Municipal Funds Annual Report  |  109

Other Information, Continued
September 30, 2021 (Unaudited)
respecting their consideration of the Agreement’s renewal. Following these sessions, the Trustees met to consider renewal of the Agreement, and the independent Trustees voted unanimously at that meeting to renew the Agreement for an additional term of one year.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the Agreement. In determining to renew the Agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent, and Quality of Services. The Trustees considered in their evaluation of the Agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, administration, operations, and compliance staffs. The Trustees also considered in this evaluation the presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the Agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent, and quality of services provided by the Advisor under the Agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent, and quality of the services rendered to the Funds by the Advisor included: (1) reports from portfolio managers throughout the year demonstrating that the Funds were managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Funds remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Funds’ strategies in varying environments, managers’ cognizance of, and strategies to pursue, the Funds’ objectives and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management to achieve tax efficiencies, and the structuring and composition of the Funds’ portfolios and management of the Funds’ liquidity requirements; (3) each Fund’s achievement of its investment objectives over different periods of time; (4) presentations by, and interactions with, members of the Advisor’s fund administration, trading, operations, and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Funds, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and the Advisor’s own financial management and sufficiency of its resources; (7) steps taken by the Advisor to improve its investment management process, including the hiring of new investment personnel to support the investment management function, plans to add other investment personnel in the future, efforts to increase the diversity of backgrounds and experiences among its investment personnel, and the increased integration of risk management procedures and consideration of environmental, social, and governance factors into the investment process; (8) the measures employed by the Advisor’s personnel to achieve efficient trade execution for the Funds; and (9) steps taken by the Advisor to respond to challenges presented by the ongoing COVID-19 pandemic, including steps taken to facilitate continued collaboration among the Advisor’s personnel notwithstanding the fact that most personnel have been working remotely. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management, continued commitment to observance of compliance and regulatory requirements in managing investments by the Funds, responsiveness to the Trustees, and other factors and circumstances.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Funds’ investments continued to conform to the Funds’ stated objectives and policies, and that the nature, extent, and quality of the services provided to the Funds by the Advisor remained sufficient.
Investment Performance. The Trustees noted in their evaluation of each Fund’s investment performance the written and oral reports and investment and market analyses they had received from the Advisor’s portfolio management personnel throughout the year. The Trustees also noted their consideration of information provided to them at their request in anticipation of their annual evaluation of the Advisor’s services, including the following items of information respecting the investment performance of each Fund: (1) the Fund’s absolute investment performance and achievement of stated objectives; (2) the Advisor’s explanations and written and oral commentary on the Fund’s performance in the context of the Fund’s objectives and reasonable expectations, and business, market, and economic conditions; (3) performance data for the ten most recent calendar years (or lesser number of years for each Fund having fewer calendar years of operations), comparing the Fund’s annual investment returns to a category of funds selected by an independent mutual fund analyst firm, to one or more broad-based securities indices, and to the applicable Morningstar category of funds; (4) the Fund’s investment performance for the three-month, year-to-date, one-year, three-year, five-year, since inception and, if applicable, ten-year and fifteen-year periods ending with the second quarter of the current year, comparing the Fund’s annualized returns to mutual fund categories selected by independent mutual fund analyst firms, to one or more broad-based securities indices, and to the applicable Morningstar category of funds, and assigning a percentage rank to the Fund’s performance for each period relative to each of the fund categories; (5) analyses of specified risk and performance metrics for the Fund relative to its benchmark and to a selected peer group of funds, prepared by an independent financial analyst firm engaged by the independent Trustees; (6) the Fund’s cash flows; (7) the analysis and observations of an independent mutual fund analyst firm respecting the Fund’s investment performance relative to a category of funds selected by that firm; (8) comparison
110  |   Thornburg Municipal Funds Annual Report

Other Information, Continued
September 30, 2021 (Unaudited)
of the Fund’s annualized return to the Fund’s benchmark index or indices over various periods since the Fund’s inception; and (9) various risk and return statistics. The Trustees noted their understanding that strategies pursued for a Fund may produce intermittent lower relative performance, that such Funds have in the past returned to favor as conditions changed or the strategies of those Funds gained traction, and the Advisor has in general been successful in remediating lower relative performance of Funds in cases where execution of investment strategies had contributed to lower performance. The Trustees also noted in their evaluations that to the extent pertinent they attach additional significance to the performance of each Fund from the perspective of longer-term shareholders.
Further detail considered by the Trustees with respect to the investment performance of each Fund is set forth below:
•	Thornburg Short Duration Municipal Fund – the Trustees considered explanations from the Advisor respecting the market and economic conditions that have contributed to the Fund’s underperformance compared to its benchmark index and Morningstar category, noted that the Fund has delivered positive total returns in each year since its inception, and observed that the Fund has met its investment objective.
•	Thornburg Limited Term Municipal Fund – the Trustees considered that the Fund outperformed its Morningstar category over the three- and ten-year periods, that one share class of the Fund outperformed the Fund’s Morningstar category over the five-year period, and that the Fund performed comparably to its Morningstar category in most other periods. The Trustees observed that the Fund ranked in the top three quartiles of a selected peer group of funds for most periods, considered explanations from the Advisor respecting the market and economic conditions that have contributed to the Fund’s underperformance compared to its benchmark index, and noted that the Fund has met both its primary and secondary investment objectives.
•	Thornburg California Limited Term Municipal Fund – the Trustees considered that the Fund equaled or outperformed its Morningstar category over the ten- and fifteen-year periods and in six of the last ten calendar years, delivered a positive total return in most periods, and ranked in the top three quartiles of a selected peer group of funds for the three- and ten-year periods. The Trustees considered explanations from the Advisor respecting the market and economic conditions that have contributed to the Fund’s underperformance compared to its benchmark index and noted that the Fund has met both its primary and secondary investment objectives.
•	Thornburg New Mexico Intermediate Municipal Fund – the Trustees considered the limited utility of comparisons between the Fund’s investment performance and its Morningstar category or benchmark index given the lack of other funds focused on investments in New Mexico debt obligations. The Trustees observed that the Fund has delivered positive total returns in eight of the last ten calendar years and has ranked in the top three quartiles of a selected peer group of funds for the year-to-date, one-, and ten-year periods. The Trustees also considered explanations from the Advisor respecting the effects of market and economic conditions on the Fund’s investment performance during relevant periods and observed that the Fund has met both its primary and secondary investment objectives.
•	Thornburg New York Intermediate Municipal Fund – the Trustees considered explanations from the Advisor respecting the market and economic conditions that have contributed to the Fund’s underperformance compared to its benchmark index and Morningstar category, noted that the Fund has delivered positive total returns in eight of the last ten calendar years, and observed that the Fund has met both its primary and secondary investment objectives.
•	Thornburg Intermediate Municipal Fund – the Trustees considered that the Fund ranked in the top three quartiles of a selected peer group of funds over the year-to-date, one-, and ten-year periods and has delivered positive total returns in eight of the last ten calendar years. The Trustees considered explanations from the Advisor respecting the effects of market and economic conditions that have contributed to the Fund’s underperformance compared to its benchmark index and Morningstar category and noted that the Fund has met both its primary and secondary investment objectives.
•	Thornburg Strategic Municipal Income Fund – the Trustees considered that the Fund outperformed its benchmark index for the period since the Fund’s inception, outperformed the Fund’s Morningstar category for the ten-year period, ranked in the top three quartiles of a selected peer group of funds over most periods, and that the Fund’s underperformance versus its benchmark index or Morningstar category in certain other periods was not significant. The Trustees also considered explanations from the Advisor respecting the effects of market and economic conditions on the Fund’s investment performance during relevant periods and observed that the Fund has met its investment objective.
Based upon their consideration of this and other information, the Trustees concluded that the Funds’ absolute and relative investment performance over a range of pertinent holding periods on the whole was satisfactory in view of the Funds’ objectives and strategies.
Comparisons of Fee and Expense Levels. Information noted by the Trustees as having been considered in this context included a variety of comparative data respecting the Funds’ fee and expense levels. This information included comparisons of each Fund’s advisory fee and overall Fund expenses to median and average fees and expenses charged to funds in the applicable Morningstar category, comparisons of the advisory fee and total expenses for a representative share class of each Fund to the fee levels and expenses of fund peer groups selected from the category by an independent mutual fund analyst firm engaged by the independent Trustees, the perspectives and advice from that mutual fund analyst firm respecting comparisons of fund fee levels and expenses to fund peer groups, and other information. In evaluating comparative fee and expense data, the Trustees considered whether the advisory fees charged to each Fund were at least
Thornburg Municipal Funds Annual Report  |  111

Other Information, Continued
September 30, 2021 (Unaudited)
generally comparable to the comparatives presented, and whether those advisory fees and overall Fund expense levels were within the range of figures established for the selected peer groups.
Further detail considered by the Trustees with respect to the comparison of the fee and expense levels of each Fund is set forth below:
•	Thornburg Short Duration Municipal Fund – Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category but within the range of total expenses for that category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the median level for the peer group but within the range of advisory fees paid by funds in the peer group, and that the total expense level of one representative share class, after fee waivers and expense reimbursements, was comparable to the total expense levels of other funds in the peer group.
•	Thornburg Limited Term Municipal Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category but within the range of total expenses for that category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was lower than the median level for the peer group, and that the total expense level of one representative share class was comparable to the total expense levels of other funds in the peer group.
•	Thornburg California Limited Term Municipal Fund – Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median but lower than the average levels charged to funds in the applicable Morningstar category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than, but comparable to, the median level for the peer group, and that the total expense level of one representative share class, after fee waivers and expense reimbursements, was equal to the median total expense level of other funds in the peer group.
•	Thornburg New Mexico Intermediate Municipal Fund – Comparative fee and expense data considered by the Trustees showed that the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category but within the range of total expenses for that category, and that, after fee waivers and expense reimbursements, the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the median level for the peer group but within the range of advisory fees paid by funds in the peer group, and that the total expense level of one representative share class, after fee waivers and expense reimbursements, was comparable to the total expense levels of other funds in the peer group.
•	Thornburg New York Intermediate Municipal Fund – Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category but within the range of total expenses for that category, and that the level of total expense for a second share class was higher than the median but lower than the average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the median level for the peer group but within the range of advisory fees paid by funds in the peer group, and that the total expense level of one representative share class, after fee waivers and expense reimbursements, was comparable to the total expense levels of other funds in the peer group.
•	Thornburg Intermediate Municipal Fund – Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category but within the range of total expenses for that category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the median level for the peer group but within the range of advisory fees paid by funds in the peer group, and that the total expense level of one representative share class, after fee waivers and expense reimbursements, was comparable to the total expense levels of other funds in the peer group.
•	Thornburg Strategic Municipal Income Fund – Comparative fee and expense data considered by the Trustees showed that, after fee waivers and expense reimbursements, the level of total expense for one share class of the Fund was higher than the median and average levels charged to funds in the applicable Morningstar category but within the range of total expenses for that category, and that the level of total expense for a second share class was lower than the median and average levels for that category. Peer group data showed that the Fund’s advisory fee was higher than the median level for the peer group, and that the total expense level of one representative share class, after fee waivers and expense reimbursements, was equal to the median total expense level of other funds in the peer group.
The Trustees did not find any of the differences between the Funds’ fee and expense data and the comparable fee and expense data significant in view of their findings and conclusions respecting the other factors considered, including the quality of services provided by the Advisor to each Fund.
112  |  Thornburg Municipal Funds Annual Report

Other Information, Continued
September 30, 2021 (Unaudited)
The Trustees also noted their consideration of information respecting the advisory fees charged by the Advisor to other investment management clients, including the Advisor’s sub-advised mutual funds and other institutional clients, together with information about fees charged by other advisors to different clients, analysis of the differences between the requirements of institutional clients and mutual funds, analysis of the differences between the requirements of a sub-advised mutual fund and a fund as to which the investment advisor is the primary advisor and sponsor, the differences between the mutual funds as to which the Advisor is a sub-advisor and the Funds, and the consequently different investment management services provided to the different categories of clients and the differing contexts in which these arrangements are entered into. The Trustees also considered information relating to the advisory fees charged by the Advisor to a new closed-end fund for which the Advisor is the sponsor. The Trustees confirmed their previous observations that the differences between the fees charged by the Advisor to different types of clients did not appear exceptional, and that the fee rates charged by the Advisor or by other investment advisors to different types of clients had limited relevance to the evaluation of the fee rates charged by the Advisor to the Funds.
Costs and Profitability of Advisor. In reviewing the profitability of the Advisor’s services to the Funds, the Trustees considered an analysis of the Advisor’s costs and the estimated profitability to the Advisor of its services, together with data respecting the profitability of a selection of other investment management firms. The Trustees noted that the comparability of the Advisor’s estimated profitability to the publicly disclosed information about the profitability of other investment management firms is limited due to the nature of those firms and other factors. The Trustees considered information from the Advisor respecting investment of its profits to maintain staffing levels, and noted that the Advisor’s profits are an important element in the compensation of employees who work for the benefit of the Funds and their shareholders. The Trustees considered information from the Advisor respecting the use of profits to enhance staff competencies through training and other measures, hire personnel to expand and develop the scope of senior management expertise, pay competitive levels of compensation, and add to the Advisor’s electronic and information technology systems to maintain or improve service levels. The Trustees also considered the contribution of the Advisor’s cost management to its profitability, and the relationship of the Advisor’s financial resources and profitability in previous years to its ability to attract necessary personnel, invest in systems and other assets required for its service to the Funds, and maintain or improve service levels for the Funds notwithstanding fluctuations in revenues and profitability. The information considered did not indicate to the Trustees that the Advisor’s profitability was excessive.
Potential Economies of Scale. In reviewing the extent to which economies of scale would be realized by each Fund as it grows and whether fee levels reflect potential economies of scale, the Trustees considered the breakpoint structure for advisory fees chargeable to each Fund, comparisons of the fee breakpoint structure for each Fund with breakpoint structures (or the absence of such structures) for other funds in one or more peer groups selected by an independent mutual fund analyst firm, the effects of the breakpoint structure and other expense factors realized by certain funds of the Trust as their asset levels had increased, the Advisor’s undertakings to waive or reimburse certain fees and expenses for certain Funds and share classes, and the Advisor’s expenditures from its own profits and resources to maintain staffing levels, pay competitive levels of compensation, and add to its electronic and information technology systems to maintain or improve service levels. The information provided demonstrated to the Trustees that the Funds’ advisory fee breakpoint structures are reasonable in relation to the structures observed in the other funds in their respective peer groups, and that shareholders may be expected to benefit from any economies of scale, due to the advisory agreement’s breakpoint fee structure for each Fund and other factors.
Potential Ancillary Benefits. In reviewing potential benefits to the Advisor because of its relationship to the Funds, the Trustees considered explanations from the Advisor respecting its receipt of certain research services from broker dealers, and the benefits to both the Funds and the Advisor of the Advisor’s expansion of its staffing, compliance, and systems capabilities and other resources to serve a broader variety of investment management clients. The Trustees also considered how the establishment of additional investment products by the Advisor may benefit the Funds. No unusual or unfair benefits to the Advisor from its relationship to the Funds were identified by the Trustees.
Summary of Conclusions. The Trustees concluded that the general nature, extent, and quality of the Advisor’s services performed under the Agreement remained sufficient, the Advisor had continued to actively and competently pursue the Funds’ stated investment objectives and adhere to the Funds’ investment policies, and that the absolute and relative investment performance of the Funds over pertinent holding periods on the whole was satisfactory in the context of the Funds’ objectives and strategies. The Trustees further concluded that the level of the advisory fee charged to each Fund by the Advisor is fair and reasonable in relation to the services provided by the Advisor, in view of the nature, extent, and quality of those services, the investment performance of each such Fund after fees and expenses, the clear disclosure of fees and expenses in the Funds’ prospectuses, comparisons of fees and expenses charged to each Fund to fees and expenses charged to other mutual funds, and the other factors and relevant circumstances considered. The Trustees accordingly determined to renew the Agreement for an additional term of one year for each of the Funds.
Thornburg Municipal Funds Annual Report  |  113

Trustees and Officers
September 30, 2021 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 75 Trustee Since 1984, Chairman of Trustees(4)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 66 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee(5)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager, and until 2019 Chief Investment Officer, and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(3)
Sally Corning, 60 Trustee since 2012, Chair of the Audit Committee and Member of Governance & Nominating Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 72 Trustee since 2004, Member of Audit Committee and Operations Risk Oversight Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 58 Trustee since 2015, Chair of Governance & Nominating Committee and Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 57 Trustee since 2019, Member of Audit Committee	President of Talamantes Strategies, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 67 Trustee since 2004, Lead Independent Trustee, Member of Audit Committee and Governance & Nominating Committee	President of Dirks, Van Essen & April, Santa Fe, New Mexico (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 62 Trustee since 1996, Chair of Operations Risk Oversight Committee, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing and design company).	None
114  |   Thornburg Municipal Funds Annual Report

Trustees and Officers, Continued
September 30, 2021 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)
Nimish Bhatt, 58 Chief Financial Officer since 2019, Treasurer 2016-2019, Secretary 2018-2019(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016, and Secretary of Thornburg Securities Corporation since 2018; Interested Trustee for Thornburg Income Builder Opportunities Trust since 2020; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011- 2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 47 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Randy Dry, 47 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
John Hackett, 55 Vice President since 2020	Chief Marketing Officer, Thornburg Investment Management, Inc. (since 2020); Global Head of Product Marketing, Northern Trust Asset Management (2016-2020); Principal and Head of Marketing and Business Development, The Townsend Group (2013-2016).	Not applicable
Curtis Holloway, 54 Treasurer since 2019(6)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 41 Vice President since 2014	Head of Investments since 2019, and Portfolio Manager and Managing Director since 2013, of Thornburg Investment Management, Inc.; Interested Trustee for Thornburg Income Builder Opportunities Trust since 2020.	Not applicable
Jeff Klingelhofer, 40 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012-2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 50, Assistant Treasurer since 2020; Vice President 2017-2020	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014-2017); Vice President, Citi Fund Services, Inc. (2007-2014)	Not applicable
Natasha Rippel, 39 Secretary since 2021(6)	Director of Fund Operations since 2021, Supervisor of Fund Operations (2017-2021), and Senior Associate of Fund Operations (2015-2017) of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 54 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 21 separate investment “Funds” or “series.” Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 21 Funds of the Trust. Each Trustee oversees the 21 Funds of the Trust.
(3)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(4)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 21 active Funds of the Trust and 1 active closed-end Fund, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(6)	The Trust’s president, chief financial officer, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
Thornburg Municipal Funds Annual Report  |  115

Trustees’ Statement to Shareholders (Unaudited)
Revised and Readopted September 14, 2021
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
[This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200 or by visiting www.thornburg.com/download. Please read the prospectus carefully before investing.]
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
116  |  Thornburg Municipal Funds Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $46.2 billion (as of September 30, 2021) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The funds outlined in this report are some of the many equity and fixed-income products available from Thornburg Investment Management.
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Income Builder Opportunities Trust
■	Thornburg Summit Fund
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
U.S. EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
TAXABLE FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider each Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
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To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH4629

Annual Report
September 30, 2021

At Thornburg, we believe unconstrained investing leads to better outcomes for our clients. Our investment solutions are highly active, high conviction, and benchmark agnostic. When it comes to finding economic opportunity for clients, it’s more than what we do.
It’s how we do it. Active As bottom-up, fundamental, active managers, we look beyond conventional benchmarks. Long Term We take a long-term view in how we manage our firm and our portfolios. Benchmark Agnostic Investment strategies should have the flexibility to pursue solutions for clients, not stay within the conventional confines of benchmarks. Flexible Perspective Our approach to portfolio construction is guided by our convictions rather than convention. High Conviction We focus our attention and capital on thoroughly researched, well-understood positions. The best form of risk management is to know what you own, and why. Repeatable & Robust Our long-term outperformance of benchmarks verifies that our process works and outperforms conventional thinking. Independent We are independently owned and far from the herd of other investment managers. Investment Driven All members of the investment team are resources for all of our strategies. Collaborative Our team collaborates on opportunities across geography, sector, or asset class.

Thornburg Capital Management Fund
Annual Report  |  September 30, 2021

SHARE CLASS	NASDAQ SYMBOL	CUSIP
Class I	N/A	885-216-739
Annual Report  |  3

Letter to Shareholders
Thornburg Capital Management Fund  |  September 30, 2021 (Unaudited)
Dear Shareholder:
In the last several shareholder letters we have pointed out the disconnect between the on-the-ground reality of everyday life and the market dynamic playing out in your portfolios. In 2020 we endured real personal and professional challenges, and in turning the calendar on 2021 there was a palpable sense of relief and optimism. Perhaps where we are today, looking forward to the rest of 2021 and beyond, we are left with a better and more practical sense of reality. We know that any prior timeline for a back to “normal” is either untenable or indefinite. We are coming to grips with the fact that the world has changed in innumerable ways, both large and small. Most importantly, we have adapted to be able to continue to push forward and deliver.
At Thornburg Investment Management, you, our clients, are the constituency on whom we are most focused, and the volatility over the last several years has been an opportunity to execute on the promise of the firm’s platform, investment process and portfolios. Looking forward, valuations across asset classes are high and therefore vulnerable to their own high expectations as well as exogenous shocks. The global policymakers, particularly central banks, are just beginning to grapple with the second and third order effects of the extraordinary actions they took (and in many cases continue to take) over the past 18 months. At Thornburg, we see the importance of ever-lower rates and accommodative policy both for the robustness of the post-pandemic recovery as well as for the now ensuing excess of demand over supply in both goods and labor. While this may, or may not, be transitory, the effect of massive stimulus, as well as its potential withdrawal, are hard to overemphasize. While the past can be a guide to some of the outcomes that can occur, there are no clearly trodden pathways for what will occur. As market participants, we will have to navigate out of record low nominal and real global interest rates, close to record high equity prices, and a voracious appetite for less liquid investments and vehicles (including special purpose acquisition companies (SPACs), pre-IPO equity, private debt, and the like).
In this environment, just as in other volatile periods throughout Thornburg’s four-decade history, we will rely on our unsiloed, global approach to markets and investments that continues to drive our long-term investment excellence. More and more, the interconnectedness of markets and capital demands an equally interconnected approach to analysis and execution. We’re proud of the value that we’ve been able to provide to you through this collaborative and informed perspective and look forward to more opportunities like the past 18 months to help you with your financial goals.
The story of Thornburg has been one of consistent and deliberate evolution to meet your needs. This year we are on track to complete the integration of Environmental, Social, and Governance (ESG) considerations across our entire product set. We specifically rejected an approach which was separate from our pre-existing and successful investment process, as we believe that the integral incorporation of ESG factors directly into our analysis is consistent with our proven framework of examining risk and reward for individual assets, in portfolios, and across asset classes and Thornburg as whole.
Many firms have good products, but we believe that our firm’s approach is our differentiator: we evaluate individual opportunities for each portfolio with a clear understanding of the bigger picture of what you expect from us. This is what underlies the excellent long-term outcomes we’ve been able to achieve. It is our understanding of and participation in the interconnectedness of markets that is our core competency: we’re built to deliver on the promise of active management.
Thank you so much for your time and your business.

Jason Brady, cfa Portfolio Manager CEO, President, and Managing Director

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any advisor or portfolio manager prediction, assessment, analysis or outlook for individual securities, industries, investment styles, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for each fund in its current prospectus, other factors bearing on these reports include the accuracy of the advisor’s or portfolio manager’s forecasts and predictions, the appropriateness of the investment strategies designed by the advisor or portfolio manager and the ability of the advisor or portfolio manager to implement their strategies efficiently and successfully. Any one or more of these factors, as well as other risks affecting the securities markets generally, could cause the actual results of any fund to differ materially as compared to its benchmarks.
The views expressed are subject to change and do not necessarily reflect the views of Thornburg Investment Management, Inc. This information should not be relied upon as a recommendation or investment advice and is not intended to predict the performance of any investment or market.
Performance results of individual share classes will vary based on the fees and expenses associated with each share class, and may be higher or lower than other share classes within the same Fund. Please see Performance Summary for performance results of each share class.
4  |  Annual Report

Thornburg Capital Management Fund

Investment Goal and Fund Overview
Thornburg Capital Management Fund seeks current income consistent with liquidity management and safety of capital.
Under normal circumstances, the Fund invests 100% of its net assets in a portfolio of debt obligations rated by a nationally recognized statistical rating organization at the time of purchase as investment grade or, if unrated, judged to be of comparable quality by the Fund’s investment advisor, and in cash and cash equivalents, consistent with the Fund’s investment goal.
The Fund seeks to provide superior risk exposures - higher returns and lower costs - for cash management across the Thornburg family of funds. By combining the cash balances of eligible Thornburg Investment Trust portfolios and other eligible clients of Thornburg into a single pool of high quality, short-term instruments, the Fund seeks to reduce the costs of investing and significantly diversify and reduce risk exposures in any given portfolio.
The Fund’s investment strategy helps illustrate Thornburg’s long-standing culture of efficient capital stewardship, and Thornburg’s efforts to benefit all eligible portfolios through reduced transaction costs and more efficient management.
Performance drivers and detractors for the reporting period ended September 30, 2021
» The Fund generated positive total returns and outpaced its benchmark, the FTSE 1-Month Treasury Bill Index during the 12-month period ended September 30, 2021.
» Over the period, the Fund accomplished its goal of "safety of capital" by maintaining a per share price of $10.00, which has not fluctuated since the Fund’s inception.
» During the period, the Fund’s holdings in commercial paper benefited broadly from the recovery in markets and strength in corporates.
Performance Summary
September 30, 2021 (Unaudited)
AVERAGE ANNUAL TOTAL RETURNS
	1-YR	3-YR	5-YR	SINCE INCEPTION
Class I Shares (Incep: 7/31/15)	0.12%	1.22%	1.26%	1.10%
FTSE 1-Month T-Bill Index (Since 7/31/15)	0.05%	1.08%	1.07%	0.89%
30-DAY YIELDS, CLASS I SHARES
Annualized Distribution Yield	0.10%
SEC Yield	0.10%
GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
FINAL VALUE
Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than quoted. For performance current to the most recent month end, call 800-847-0200. There is no sales charge for class I shares.

Fund Summary
PORTFOLIO COMPOSITION
There is no guarantee that the Fund will meet its investment objectives.
All data is subject to change. Charts may not add up to 100% due to rounding.

Glossary
The FTSE 1-Month Treasury Bill Local Currency measures monthly return equivalents of yield averages that are not marked to market. The One-Month Treasury Bill Index consists of the last one-month Treasury bill issue.
The performance of any index is not indicative of the performance of any particular investment. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. Investors may not make direct investments into any index.
Annual Report  |  5

Schedule of Investments
Thornburg Capital Management Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Shares/Principal Amount	VALUE
	U.S. Treasury Securities — 19.6%
	United States Treasury Bill,
	0.076% due 10/19/2021	$50,000,000	$ 49,998,125
	0.079% due 10/26/2021	50,000,000	49,997,292
	0.049% due 10/21/2021	25,000,000	24,999,326
	0.064% due 10/21/2021	50,000,000	49,998,236
	0.075% due 10/21/2021	25,000,000	24,998,969
	0.051% due 10/28/2021	50,000,000	49,998,125
	0.05% due 11/2/2021	47,600,000	47,597,927
	0.066% due 11/2/2021	50,000,000	49,997,778
	United States Treasury Note,
	2.875% due 10/15/2021	20,000,000	20,021,267
	1.25% due 10/31/2021	35,000,000	35,034,400
	Total U.S. Treasury Securities (Cost $402,641,445)		402,641,445
	Commercial Paper — 67.8%
	Ameren Corp., 0.142% due 10/8/2021	43,000,000	42,998,829
	American Honda Finance Corp.,
	0.101% due 10/5/2021	1,000,000	999,989
	0.101% due 10/12/2021	3,500,000	3,499,893
	0.122% due 10/12/2021	3,137,000	3,136,885
	0.132% due 10/18/2021	1,250,000	1,249,923
	0.101% due 10/19/2021	8,000,000	7,999,600
	Amphenol Corp.,
[a]	0.142% due 10/14/2021	6,000,000	5,999,697
[a]	0.132% due 10/15/2021	27,700,000	27,698,600
[a]	0.132% due 10/19/2021	4,000,000	3,999,740
[a]	0.132% due 10/21/2021	2,000,000	1,999,856
[a]	0.132% due 10/22/2021	2,000,000	1,999,848
[a]	Aon Corp., 0.101% due 10/1/2021	2,000,000	2,000,000
	Arizona Public Service Co., 0.071% due 10/1/2021	40,000,000	40,000,000
	AT&T, Inc.,
[a]	0.101% due 10/19/2021	6,600,000	6,599,670
[a]	0.112% due 10/19/2021	1,000,000	999,945
[a]	0.122% due 10/19/2021	2,000,000	1,999,880
[a]	0.132% due 10/19/2021	500,000	499,968
[a]	0.101% due 10/21/2021	4,878,000	4,877,729
[a]	0.101% due 11/9/2021	500,000	499,946
[a]	0.122% due 11/9/2021	5,000,000	4,999,350
	Atlantic City Electric Co.,
	0.122% due 10/12/2021	38,000,000	37,998,607
	0.172% due 11/23/2021	5,000,000	4,998,749
	Avery Dennison Corp.,
[a]	0.091% due 10/1/2021	20,000,000	20,000,000
[a]	0.132% due 10/13/2021	8,000,000	7,999,653
	BASF SE,
[a,b]	0.091% due 10/1/2021	1,000,000	1,000,000
[a,b]	0.101% due 10/1/2021	41,000,000	41,000,000
[a,b]	0.101% due 10/5/2021	1,000,000	999,989
[a,b]	BAT International Finance plc, 0.152% due 10/6/2021	40,000,000	39,999,167
[a]	Baxter International, Inc., 0.122% due 10/21/2021	819,000	818,945
	Canadian National Railway Co.,
[a,b]	0.112% due 10/20/2021	1,000,000	999,942
[a,b]	0.071% due 10/5/2021	1,000,000	999,992
[a,b]	0.101% due 10/13/2021	1,500,000	1,499,950
[a,b]	0.112% due 10/28/2021	8,000,000	7,999,340
	Canadian Pacific Railway Co.,
[a,b]	0.152% due 10/5/2021	3,000,000	2,999,950
[a,b]	0.132% due 10/8/2021	37,000,000	36,999,065
	CenterPoint Energy Resources Corp.,
[a]	0.122% due 10/12/2021	12,500,000	12,499,542
[a]	0.142% due 10/12/2021	1,000,000	999,957
6 | Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Shares/Principal Amount	VALUE
[a]	0.132% due 10/20/2021	$ 2,000,000	$ 1,999,863
[a]	0.152% due 10/20/2021	1,000,000	999,921
[a]	0.152% due 10/21/2021	1,000,000	999,917
[a]	0.152% due 10/26/2021	2,000,000	1,999,792
	CenterPoint Energy, Inc.,
[a]	0.122% due 10/6/2021	10,000,000	9,999,833
[a]	0.122% due 10/7/2021	12,500,000	12,499,750
[a]	Church & Dwight Co., Inc., 0.122% due 10/28/2021	527,000	526,953
	Cintas Corp. No 2,
[a]	0.152% due 10/13/2021	17,500,000	17,499,125
[a]	0.152% due 10/14/2021	18,000,000	17,999,025
[a]	0.162% due 10/18/2021	5,000,000	4,999,622
[a]	Clorox Co., 0.101% due 10/4/2021	23,000,000	22,999,808
	Consolidated Edison Co. of New York, Inc.,
[a]	0.101% due 10/5/2021	3,000,000	2,999,967
[a]	0.112% due 10/12/2021	4,995,000	4,994,832
[a]	0.132% due 10/13/2021	600,000	599,974
[a]	0.112% due 10/19/2021	5,000,000	4,999,725
[a]	0.122% due 10/19/2021	29,000,000	28,998,260
	Delmarva Power & Light Co., 0.101% due 10/4/2021	26,000,000	25,999,783
[a,b]	Electricite de France SA, 0.101% due 10/28/2021	42,000,000	41,996,850
[a]	Eni Finance USA, Inc., 0.132% due 10/12/2021	11,800,000	11,799,531
	Entergy Corp.,
[a]	0.091% due 10/1/2021	8,000,000	8,000,000
[a]	0.152% due 10/5/2021	537,000	536,991
[a]	0.122% due 10/12/2021	1,000,000	999,963
	Experian Finance plc,
[a,b]	0.101% due 10/4/2021	5,000,000	4,999,958
[a,b]	0.142% due 10/21/2021	15,000,000	14,998,833
	General Mills, Inc.,
[a]	0.081% due 10/4/2021	25,708,000	25,707,829
[a]	0.081% due 10/6/2021	10,000,000	9,999,889
	GlaxoSmithKline Finance plc,
[a,b]	0.071% due 10/12/2021	41,000,000	40,999,123
[a,b]	0.066% due 10/18/2021	1,000,000	999,969
[a]	Hitachi America Capital Ltd., 0.132% due 10/6/2021	16,000,000	15,999,711
	Hitachi Capital America Corp., 0.172% due 10/25/2021	18,000,000	17,997,960
[a,b]	Hitachi International Treasury Ltd., 0.132% due 10/1/2021	6,000,000	6,000,000
	Intercontinental Exchange, Inc.,
[a]	0.122% due 10/1/2021	4,000,000	4,000,000
[a]	0.183% due 10/12/2021	35,500,000	35,498,047
[a]	0.152% due 11/8/2021	1,000,000	999,842
[a]	International Business Machines Corp., 0.071% due 10/8/2021	40,000,000	39,999,456
[a]	J M Smucker Co., 0.101% due 10/1/2021	40,000,000	40,000,000
[a]	Kellogg Co., 0.112% due 10/5/2021	11,500,000	11,499,859
[a]	Kimberly-Clark Corp., 0.061% due 10/7/2021	600,000	599,994
	McCormick & Co., Inc.,
[a]	0.162% due 10/7/2021	34,000,000	33,999,093
[a]	0.142% due 10/27/2021	7,000,000	6,999,292
	Mondelez International, Inc.,
[a]	0.081% due 10/1/2021	12,000,000	12,000,000
[a]	0.091% due 10/1/2021	23,000,000	23,000,000
	NextEra Energy Capital Holdings, Inc.,
[a]	0.142% due 10/4/2021	1,000,000	999,988
[a]	0.152% due 10/5/2021	38,000,000	37,999,367
[a]	0.112% due 10/12/2021	2,000,000	1,999,933
	Northern Illinois Gas Co., 0.081% due 10/13/2021	25,000,000	24,999,333
	Oglethorpe Power Corp.,
[a]	0.142% due 10/7/2021	3,000,000	2,999,930
[a]	0.101% due 10/4/2021	2,200,000	2,199,982
[a]	0.172% due 10/4/2021	1,400,000	1,399,980
[a]	0.132% due 10/14/2021	5,000,000	4,999,765
See notes to financial statements.	Annual Report | 7

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Shares/Principal Amount	VALUE
[a]	0.152% due 10/27/2021	$26,000,000	$ 25,997,183
[a]	0.142% due 11/9/2021	4,000,000	3,999,393
	ONE Gas, Inc.,
[a]	0.142% due 10/4/2021	17,000,000	16,999,802
[a]	0.152% due 10/7/2021	2,000,000	1,999,950
[a]	0.152% due 10/8/2021	20,000,000	19,999,417
[a]	0.142% due 10/12/2021	2,000,000	1,999,914
	Peoples Gas Light & Coke Co.,
	0.091% due 10/4/2021	1,000,000	999,992
	0.091% due 10/5/2021	36,000,000	35,999,640
	0.081% due 10/6/2021	3,000,000	2,999,967
	PPG Industries, Inc.,
	0.132% due 11/15/2021	1,000,000	999,838
	0.152% due 11/17/2021	4,000,000	3,999,217
[a]	QUALCOMM, Inc., 0.081% due 10/14/2021	40,000,000	39,998,844
	Reckitt Benckiser Treasury Services plc,
[a,b]	0.071% due 10/4/2021	850,000	849,995
[a,b]	0.091% due 10/4/2021	1,430,000	1,429,989
[a,b]	0.091% due 10/6/2021	2,290,000	2,289,971
[a,b]	0.091% due 10/7/2021	1,430,000	1,429,979
[a,b]	0.112% due 10/8/2021	6,800,000	6,799,855
[a,b]	0.091% due 10/12/2021	1,000,000	999,973
	Ryder System, Inc.,
	0.112% due 10/5/2021	1,000,000	999,988
	0.142% due 10/7/2021	10,000,000	9,999,767
	0.071% due 10/12/2021	5,400,000	5,399,884
	0.122% due 10/13/2021	15,000,000	14,999,400
	0.112% due 10/14/2021	2,000,000	1,999,921
	0.122% due 10/15/2021	5,000,000	4,999,767
	Sempra Energy,
[a]	0.172% due 10/4/2021	4,000,000	3,999,943
[a]	0.142% due 10/5/2021	9,000,000	8,999,860
[a]	0.183% due 10/5/2021	5,000,000	4,999,900
[a]	0.172% due 10/6/2021	16,000,000	15,999,622
[a]	0.172% due 10/7/2021	1,000,000	999,972
[a]	0.172% due 10/12/2021	6,000,000	5,999,688
	Sonoco Products Co., 0.101% due 10/1/2021	20,470,000	20,470,000
[a,b]	TotalEnergies Capital Canada Ltd., 0.071% due 10/6/2021	1,500,000	1,499,985
	Union Pacific Corp.,
[a]	0.122% due 10/4/2021	1,399,000	1,398,986
[a]	0.122% due 10/14/2021	10,000,000	9,999,567
	Virginia Electric and Power Co., 0.101% due 10/4/2021	1,600,000	1,599,987
	WEC Energy Group, Inc.,
[a]	0.122% due 10/4/2021	1,000,000	999,990
[a]	0.142% due 10/4/2021	22,000,000	21,999,743
[a]	0.122% due 10/7/2021	2,000,000	1,999,960
[a]	0.193% due 10/12/2021	15,000,000	14,999,129
	Wisconsin Gas LLC,
	0.081% due 10/1/2021	2,000,000	2,000,000
	0.081% due 10/4/2021	3,000,000	2,999,980
	0.081% due 10/7/2021	35,000,000	34,999,533
	Total Commercial Paper (Cost $1,396,376,305)		1,396,376,305
	Repurchase Agreement — 3.6%
	Bank of New York Tri-Party Repurchase Agreement , 0.12% dated 9/30/2021 due 10/1/2021, repurchase price $75,000,250 collateralized by 13 corporate debt securities, having an average coupon of 3.14%, a minimum credit rating of BBB-, maturity dates from 5/1/2023 to 2/8/2061, and having an aggregate market value of $80,399,741 at 9/30/2021	75,000,000	75,000,000
	Total Repurchase Agreements (Cost $75,000,000)		75,000,000
	Mutual Fund — 0.0%
[c]	State Street Institutional Treasury Money Market Fund Premier Class, 0.01%	4,064	4,064
	Total Mutual Fund (Cost $4,064)		4,064
8 | Annual Report	See notes to financial statements.

Schedule of Investments, Continued
Thornburg Capital Management Fund  |  September 30, 2021
	ISSUER-DESCRIPTION	Shares/Principal Amount	VALUE
	Short-Term Municipal Bonds — 4.2%
	Massachusetts — 0.1%
[d]	Massachusetts Health & Educational Facilities Authority (LOC TD Bank NA), Series J-2-R, 0.07% due 7/1/2044 (put 10/1/2021)	$ 2,200,000	$ 2,200,000
	Missouri — 0.4%
[d]	Health & Educational Facilities Authority of the State of Missouri (SPA U.S. Bank, N.A.), Series C-REMK, 0.08% due 3/1/2040 (put 10/1/2021)	1,200,000	1,200,000
[d]	Missouri Development Finance Board (SPA Northern Trust Company), Series A, 0.08% due 12/1/2033 (put 10/1/2021)	1,520,000	1,520,000
[d]	Missouri Development Finance Board (SPA U.S. Bank, N.A.), Series A, 0.08% due 12/1/2037 (put 10/1/2021)	6,030,000	6,030,000
	New York — 2.0%
[d]	City of New York (LOC Mizuho Bank Ltd) GO, Series G-6, 0.08% due 4/1/2042 (put 10/1/2021)	2,300,000	2,300,000
[d]	New York State Housing Finance Agency (160 Madison Ave LLC; LOC Landesbank Hessen-Thuringen), Series A, 0.08% due 11/1/2046 (put 10/1/2021)	38,500,000	38,500,000
	Oregon — 0.2%
[d]	State of Oregon (SPA U.S. Bank, N.A.) GO, 0.08% due 6/1/2041 (put 10/1/2021)	4,225,000	4,225,000
	Texas — 1.5%
[d]	Gulf Coast (Exxon Mobil Corp.) IDA, 0.07% due 11/1/2041 (put 10/1/2021)	29,675,000	29,675,000
	Utah — 0.0%
[d]	City of Murray, Series C, 0.07% due 5/15/2036 (put 10/1/2021)	800,000	800,000
	Total Short-Term Municipal Bonds — 4.2% (Cost $86,450,000)		86,450,000
	Total Investments — 95.2% (Cost $1,960,471,814)		$1,960,471,814
	Other Assets Less Liabilities — 4.8%		99,640,842
	Net Assets — 100.0%		$2,060,112,656

Footnote Legend
a	Securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are restricted but liquid and may only be resold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. As of September 30, 2021, the aggregate value of these securities in the Fund’s portfolio was $1,039,029,873, representing 50.44% of the Fund’s net assets.
b	Yankee bond denominated in U.S. dollars and is issued in the U.S. by foreign banks and corporations.
c	Rate represents the money market fund annualized seven-day yield at September 30, 2021.
d	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
Portfolio Abbreviations
To simplify the listings of securities, abbreviations are used per the table below:
GO	General Obligation
IDA	Industrial Development Authority/Agency
LOC	Letter of Credit
SPA	Stand-by Purchase Agreement
See notes to financial statements.	Annual Report | 9

Statement of Assets and Liabilities
Thornburg Capital Management Fund  |  September 30, 2021
ASSETS
Investment in securities, at cost	$ 1,960,471,814
Investments at value	1,960,471,814
Cash	125,280,624
Principal and interest receivable	469,792
Prepaid expenses and other assets	116
Total Assets	2,086,222,346
Liabilities
Payable for investments purchased	25,999,783
Accounts payable and accrued expenses	109,907
Total Liabilities	26,109,690
Net Assets	$ 2,060,112,656
NET ASSETS CONSIST OF
Net capital paid in on shares of beneficial interest	$ 2,060,107,095
Distributable earnings	5,561
Net Assets	$ 2,060,112,656
NET ASSET VALUE
Class I Shares:
Net assets applicable to shares outstanding	$ 2,060,112,656
Shares outstanding	206,013,079
Net asset value and redemption price per share	$ 10.00
See notes to financial statements.
10   |  Annual Report

Statement of Operations
Thornburg Capital Management Fund  |  Year Ended September 30, 2021
INVESTMENT INCOME
Interest income	$ 2,655,474
Dividend income	898
Total Income	2,656,372
EXPENSES
Transfer agent fees	4,590
Custodian fees	137,230
Professional fees	40,425
Officer fees	10,974
Other expenses	14,098
Total Expenses	207,317
Net Investment Income (Loss)	$ 2,449,055
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)	5,567
Net Realized and Unrealized Gain (Loss)	5,567
Change in Net Assets Resulting from Operations	$ 2,454,622
See notes to financial statements.
Annual Report  |  11

Statements of Changes in Net Assets
Thornburg Capital Management Fund
	Year Ended September 30, 2021	Year Ended September 30, 2020
INCREASE (DECREASE) IN NET ASSETS FROM
OPERATIONS
Net investment income	$ 2,449,055	$ 13,397,854
Net realized gain (loss) on investments	5,567	452
Net Increase (Decrease) in Net Assets Resulting from Operations	2,454,622	13,398,306
DIVIDENDS TO SHAREHOLDERS
From distributable earnings
Class I Shares	(2,449,509)	(13,421,553)
FUND SHARE TRANSACTIONS
Class I Shares	398,819,337	108,634,305
Net Increase (Decrease) in Net Assets	398,824,450	108,611,058
NET ASSETS
Beginning of Year	1,661,288,206	1,552,677,148
End of Year	$ 2,060,112,656	$ 1,661,288,206
See notes to financial statements.
12   |  Annual Report

Notes to Financial Statements
Thornburg Capital Management Fund  |  September 30, 2021
NOTE 1 – ORGANIZATION
Thornburg Capital Management Fund (the “Fund”) is a non-diversified series of Thornburg Investment Trust (the “Trust”). The Trust is organized as a Massachusetts business trust under a Declaration of Trust dated June 3, 1987 and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund is currently one of twenty-one separate series of the Trust. Each series is considered to be a separate entity for financial reporting and tax purposes and bears expenses directly attributable to it. The Fund’s investment objective is to seek current income consistent with liquidity management and safety of capital. The Fund’s investments subject it to risks including, but not limited to, management risk, interest rate risk, prepayment and extension risk, credit risk, market and economic risk, foreign investment risk, liquidity risk and diversification risk. Please see the Fund’s prospectus for a discussion of the risks associated with an investment in the Fund.
All countries are vulnerable economically to the impact of a public health crisis, such as the novel virus known as COVID-19. Such crises may depress consumer demand, disrupt supply chains, slow economic growth, and potentially lead to market closures, travel restrictions, government-imposed shutdowns, and quarantines, all of which could adversely affect the economies of many of the markets in which the Fund invests, and which could in turn lead to declines in the value of the Fund’s investments or decrease the liquidity of those investments.
As of September 30, 2021, the Fund currently offers one class of shares of beneficial interest: Institutional Class (“Class I”). This class of shares of the Fund represents all interest in the portfolio of investments. Class I shares are sold at net asset value without a sales charge at the time of purchase and may be subject to a service fee. All expenses are allocated to the class including transfer agent fees, government registration fees, printing and postage costs, and legal expenses.
Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section (4)2 of the 1933 Act. Investments in the Fund may only be made by investment companies, or other persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act. Thornburg Investment Management, Inc. (the "Advisor"), acting as the agent for the other series of the Trust, will effect all purchases and sells of shares of the Fund on behalf of any series of the Trust.
NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund prepares its financial statements in conformity with United States generally accepted accounting principles (“GAAP”), including investment company accounting and reporting guidance in the Financial Accounting Standards Board (the “FASB”) Accounting Standard Codification Topic 946.
Allocation of Expenses: Expenses common to all Funds are allocated among the Funds comprising the Trust based upon their relative net asset values or other appropriate allocation methods.
Dividends and Distributions to Shareholders: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from GAAP, are recorded on the ex-dividend date. Ordinary income dividends, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually and more often if deemed necessary by the Advisor. Dividends and distributions are paid and are reinvested in additional shares of the Fund at net asset value per share at the close of business on the ex-dividend date, or at the shareholder’s option, paid in cash.
Guarantees and Indemnifications: Under the Trust’s organizational documents (and under separate agreements with the independent Trustees), its officers and Trustees are provided with an indemnification against certain liabilities arising out of the performance of their duties to the Fund. In the normal course of business the Trust may also enter into contracts with service providers that contain general indemnifications. The Trust’s maximum exposure under these arrangements is unknown. However, based on experience, the Trust expects the risk of loss to be remote.
Investment Income: Interest income is accrued as earned. Premiums and discounts are amortized and accreted, respectively, to first call dates or maturity dates using the effective yield method of the respective investments. These amounts are included in Investment Income in the Statement of Operations.
Investment Transactions: Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale of investments are recorded on an identified cost basis.
Repurchase Agreements: The Fund may invest excess cash in repurchase agreements whereby the Fund purchases investments, which serve as collateral, with an agreement to resell such collateral to the seller at an agreed upon price at the maturity date of the repurchase agreement. Investments pledged as collateral for repurchase agreements are held in custody until maturity of the repurchase agreement. Provisions in the agreements require that the market value of the collateral is at least equal to the repurchase value in the event of default. In the event of default, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under
Annual Report  |  13

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  September 30, 2021
certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.
Security Valuation: All investments in securities held by the Fund are valued as described in Note 3.
Use of Estimates: The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases (decreases) in net assets from operations during the reporting period. Actual results could differ from those estimates.
When-Issued and Delayed Delivery Transactions: The Fund may engage in when-issued or delayed delivery transactions. To the extent the Fund engages in such transactions, it will do so for the purpose of acquiring portfolio investments consistent with the Fund’s investment objectives and not for the purpose of investment leverage or to speculate on interest rate or market changes. At the time the Fund makes a commitment to purchase an investment on a when-issued or delayed delivery basis, the Fund will record the transaction and reflect the value in determining its net asset value. When effecting such transactions, assets of an amount sufficient to make payment for the portfolio investments to be purchased will be segregated on the Fund’s records on the trade date. Investments purchased on a when-issued or delayed delivery basis do not earn interest until the settlement date. The values of these securities held at September 30, 2021 are detailed in the Schedule of Investments.
NOTE 3 – SECURITY VALUATION
Valuation of the Fund’s portfolio investment securities is performed in accordance with policies and procedures adopted by and under the oversight of the Trustees.
The Trustees of the Trust have appointed the Advisor to assist the Trustees with obtaining fair market values for portfolio investments, evaluating and monitoring professional pricing service providers appointed by the Trustees’ Audit Committee (the “Audit Committee”) to assist in determining fair values for portfolio investments, assisting in calculating fair values for portfolio investments in certain circumstances, and performing other functions in connection with the valuation of investments. The Advisor acts through its Valuation and Pricing Committee (the “Committee”) and other employees of the Advisor. The Committee regularly reviews its own valuation calculations, reviews the valuations, valuation techniques and services furnished by pricing service providers, considers circumstances which may require valuation calculations by the Committee, and reviews previous valuation calculations. The Committee reports to the Audit Committee on the Committee’s activities, the performance of pricing service providers, and other matters relating to valuation of portfolio investments.
In those instances when the Committee assists in calculating a fair value for a portfolio investment, the Committee seeks to determine the price that the Fund would reasonably expect to receive upon a sale of the investment in an orderly transaction between market participants on the valuation date. The Committee customarily utilizes quotations from securities broker dealers in calculating valuations, but also may utilize prices obtained from pricing service providers or other methods approved by the Audit Committee. Because fair values calculated by the Committee are estimates, the calculation of a value for an investment may differ from the price that would be realized by the Fund upon a sale of the investment, and the difference could be material to the Fund’s financial statements. The Committee’s calculation of a fair value for an investment may also differ from the prices obtained by other persons (including other mutual funds) for the investment.
Valuation of Securities: Securities held with a maturity of less than 60 days are valued using the amortized cost method. The amortized cost method of valuation involves valuing a security at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price each Fund would receive if it sold the security. The market value of securities in the Fund can be expected to vary inversely with changes in prevailing interest rates.
Debt obligations held by the Fund which are not listed or traded on exchanges or for which no reported market exists are ordinarily valued at the valuation obtained from a pricing service provider approved by the Audit Committee.
The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Committee determines such method does not represent fair value. Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.
In any case when a pricing service provider fails to provide a valuation for a debt obligation held by the Fund, the Committee calculates a fair value for the obligation using alternative methods under procedures approved by the Audit Committee. Additionally, in cases when management believes that a valuation obtained from a pricing service provider is stale, does not reflect material factors affecting the valuation of the investment, is significantly different than the value the Fund is likely to obtain if it sought a bid for the investment, or is otherwise unreliable, the Committee calculates a fair value for the obligation using an alternative method approved by the Audit Committee.
14   |  Annual Report

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  September 30, 2021
Valuation Hierarchy: The Fund categorizes its investments based upon the inputs used in valuing those investments, according to a three-level hierarchy established in guidance from the FASB. Categorization of investments using this hierarchy is intended by the FASB to maximize the use of observable inputs in valuing investments and minimize the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in valuing an investment based on available market information. Unobservable inputs are those that reflect assumptions about the information market participants would use in valuing an investment. An investment’s level within the hierarchy is based on the lowest level input that is deemed significant to the valuation. The methodologies and inputs used to value investments are not necessarily indications of the risk or liquidity associated with those investments.
Various inputs are used in calculating valuations for the Fund’s investments. These inputs are generally summarized according to the three-level hierarchy below:
Level 1: Quoted prices in active markets for identical investments.
Level 2: Other direct or indirect significant observable inputs (including quoted prices for similar investments in active markets and other observable inputs, such as interest rates, prepayment rates, credit ratings, etc.).
Level 3: Significant unobservable inputs (including the Committee’s own assumptions in calculating the fair values of investments).
Valuations for debt obligations held by the Fund is typically calculated by pricing service providers approved by the Audit Committee and are generally characterized as Level 2 within the valuation hierarchy.
In a limited number of cases the Committee calculates a fair value for investments using broker quotations or other methods approved by the Audit Committee. When the Committee uses a single broker quotation to calculate a fair value for an investment without other significant observable inputs, or if a fair value is calculated using other significant inputs that are considered unobservable, the investment is characterized as Level 3 within the hierarchy. Other significant unobservable inputs used to calculate a fair value in these instances might include an income-based valuation approach which considers discounted anticipated future cash flows from the investment and application of discounts due to the nature or duration of any restrictions on the disposition of the investment.
Valuations based upon the use of inputs from Levels 1, 2 or 3 may not represent the actual price received upon the disposition of an investment, and a fund may receive a price that is lower than the valuation based upon these inputs when it sells the investment.
The following table displays a summary of the fair value hierarchy measurements of the Fund’s investments as of September 30, 2021:
	TOTAL	LEVEL 1	LEVEL 2	LEVEL 3
Assets
Investments in Securities
U.S. Treasury Securities	$ 402,641,445	$ —	$ 402,641,445	$ —
Commercial Paper	1,396,376,305	—	1,396,376,305	—
Repurchase Agreement	75,000,000	—	75,000,000	—
Mutual Fund	4,064	4,064	—	—
Short-Term Municipal Bonds	86,450,000	—	86,450,000	—
Total Investments in Securities	$ 1,960,471,814	$ 4,064	$ 1,960,467,750	$ —
Total Assets	$ 1,960,471,814	$ 4,064	$ 1,960,467,750	$—
NOTE 4 – INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Pursuant to an investment advisory agreement, the Advisor serves as the investment advisor and performs services for the Fund. The Fund does not pay an advisory fee to the Advisor under this agreement.
The Advisor provides certain administrative services to the Fund. No fees are charged for these services.
The Fund may purchase or sell securities from or to an affiliated fund, provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees, and provided that all such transactions will comply with Rule 17a-7 under the 1940 Act. For the year ended September 30, 2021, the Fund had no such transactions with affiliated funds.
Annual Report  |  15

Notes to Financial Statements, Continued
Thornburg Capital Management Fund  |  September 30, 2021
NOTE 5 – TAXES
Federal Income Taxes: It is the policy of the Trust to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders substantially all investment company taxable income including net realized gains on investments (if any), and tax exempt income of the Fund. Therefore, no provision for federal income or excise tax is required.
The Fund files income tax returns in United States federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three years following a return’s filing date. The Fund has analyzed each uncertain tax position believed to be material in the preparation of the Fund’s financial statements for the fiscal year ended September 30, 2021, including open tax years, to assess whether it is more likely than not that the position would be sustained upon examination, based on the technical merits of the position. The Fund has not identified any such position for which an asset or liability must be reflected in the Statement of Assets and Liabilities.
At September 30, 2021, information on the tax components of capital was as follows:
Cost of investments for tax purposes	$ 1,960,471,814
Net unrealized appreciation (depreciation) on investments (tax basis)	$ -
There is no unrealized gain (loss) in the Fund at September 30, 2021 due to all securities with less than 60 days to maturity being valued by the amortized cost method.
At September 30, 2021, the Fund had $5,561 of undistributed tax basis ordinary investment income and no undistributed tax basis capital gains.
The tax character of distributions paid during the year ended September 30, 2021, and September 30, 2020, were as follows:
	2021	2020
Distributions from:
Ordinary income	$ 2,449,509	$ 13,421,553
Total	$ 2,449,509	$ 13,421,553
NOTE 6 – SHARES OF BENEFICIAL INTEREST
At September 30, 2021, there were an unlimited number of shares with no par value of beneficial interest authorized. Transactions in shares of beneficial interest were as follows:
	YEAR ENDED September 30, 2021		YEAR ENDED September 30, 2020
	SHARES	AMOUNT	SHARES	AMOUNT
Class I Shares
Shares sold	999,368,358	$ 9,993,683,575	1,021,124,579	$ 10,211,245,791
Shares issued to shareholders in reinvestment of dividends	244,951	2,449,509	1,342,193	13,421,929
Shares repurchased	(959,731,375)	(9,597,313,747)	(1,011,603,342)	(10,116,033,415)
Net increase	39,881,934	$ 398,819,337	10,863,430	$ 108,634,305
NOTE 7 – INVESTMENT TRANSACTIONS
For the year ended September 30, 2021, the Fund had no purchase and sale transactions of investments other than short-term investments.
16   |  Annual Report

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Annual Report  |  17

Financial Highlights
	Per Share Performance (For a Share Outstanding throughout the Year)
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Asset Value, Beginning of Period	Net Investment Income (Loss)+	Net Realized & Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Dividends from Net Realized Gains	Total Dividends	Net Asset Value, End of Period
Class I(b)
2021	$ 10.00	0.01	— (c)	0.01	(0.01)	—	(0.01)	$ 10.00
2020	$ 10.00	0.10	0.01	0.11	(0.11)	—	(0.11)	$ 10.00
2019	$ 10.00	0.24	—	0.24	(0.24)	—	(0.24)	$ 10.00
2018	$ 10.00	0.18	—	0.18	(0.18)	—	(0.18)	$ 10.00
2017	$ 10.00	0.09	—	0.09	(0.09)	—	(0.09)	$ 10.00

(a)	Not annualized for periods less than one year.
(b)	Sales loads are not reflected in computing total return.
(c)	Net realized and unrealized gain (loss) on investments was less than $0.01 per share.
(d)	Portfolio turnover rate equals zero due to no long term investment transactions in the period.
+	Based on weighted average shares outstanding.
See notes to financial statements.
18  |  Annual Report

Financial Highlights, Continued
	Ratios to Average Net Assets			Supplemental Data
UNLESS OTHERWISE NOTED, PERIODS ARE FISCAL YEARS ENDED SEPTEMBER 30,	Net Investment Income (Loss) (%)	Expenses, After Expense Reductions (%)	Expenses, Before Expense Reductions (%)	Total Return (%)(a)	Portfolio Turnover Rate (%)(a)	Net Assets at End of Period (Thousands)
Class I(b)
2021	0.12	0.01	0.01	0.12	— (d)	$ 2,060,113
2020	1.00	0.01	0.01	1.08	— (d)	$ 1,661,288
2019	2.44	0.02	0.02	2.48	— (d)	$ 1,552,677
2018	1.76	0.02	0.02	1.76	— (d)	$ 1,325,525
2017	0.89	0.03	0.03	0.87	— (d)	$ 1,130,021
Annual Report  |  19

Report of Independent Registered Public Accounting Firm
Thornburg Capital Management Fund
To the Board of Trustees of Thornburg Investment Trust and Shareholders of Thornburg Capital Management Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Thornburg Capital Management Fund (one of the funds constituting Thornburg Investment Trust, referred to hereafter as the "Fund") as of September 30, 2021, the related statement of operations for the year ended September 30, 2021, the statements of changes in net assets for each of the two years in the period ended September 30, 2021, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2021 and the financial highlights for each of the five years in the period ended September 30, 2021 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2021 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/PricewaterhouseCoopers LLP
New York, New York
November 19, 2021
We have served as the auditor of one or more investment companies in Thornburg Investment Trust since 1999.
20   |  Annual Report

Expense Example
Thornburg Capital Management Fund  |  September 30, 2021 (Unaudited)
As a shareholder of the Fund, you incur ongoing costs of investing in the Fund. Because the Fund does not pay any management fee or distribution and/or service (12b-1) fee, the Fund’s ongoing costs are comprised of other Fund expenses. Shareholders of the Fund do not incur any transaction costs.
This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The example is based on a $1,000 investment beginning on April 1, 2021, and held until September 30, 2021.
	BEGINNING ACCOUNT VALUE 4/1/21	ENDING ACCOUNT VALUE 9/30/21	EXPENSES PAID DURING PERIOD† 4/1/21—9/30/21
CLASS I SHARES
Actual	$1,000.00	$1,000.52	$0.05
Hypothetical*	$1,000.00	$1,025.02	$0.05

†	Expenses are equal to the annualized expense ratio for each class (I: 0.01%) multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
*	Hypothetical assumes a rate of return of 5% per year before expenses.

ACTUAL EXPENSES
For each class of shares, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your class of shares under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
For each class of shares, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table for each class of shares is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Annual Report  |  21

Trustees and Officers
Thornburg Capital Management Fund  |  September 30, 2021 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEES(1)(2)
Garrett Thornburg, 75 Trustee Since 1984, Chairman of Trustees(4)	Chairman and controlling shareholder of Thornburg Investment Management, Inc. (investment advisor); Chairman and controlling shareholder of Thornburg Securities Corporation (securities dealer); President of the Thornburg Foundation (nonprofit).	None
Brian J. McMahon, 66 Trustee since 2001, Vice Chairman of Trustees, Member of Governance & Nominating Committee and Operations Risk Oversight Committee(5)	Vice Chairman, Chief Investment Strategist, Managing Director, and Portfolio Manager, and until 2019 Chief Investment Officer, and, until 2016, CEO and President, of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	None
INDEPENDENT TRUSTEES(1)(2)(3)
Sally Corning, 60 Trustee since 2012, Chair of the Audit Committee and Member of Governance & Nominating Committee	Partner in Sun Mountain Capital, Santa Fe, NM (private equity firm with investment programs encompassing venture capital, mezzanine debt, and growth equity).	None
Susan H. Dubin, 72 Trustee since 2004, Member of Audit Committee and Operations Risk Oversight Committee	President of Dubin Investments, Ltd., Greenwich, CT (private investment fund); Director and officer of various charitable organizations.	None
David L. Gardner, 58 Trustee since 2015, Chair of Governance & Nominating Committee and Member of Operations Risk Oversight Committee	Until 2012, head of EMEA (Europe, Middle East and Africa) Sales for iShares of Blackrock, Inc., EMEA Executive Committee Member and EMEA Operating Committee Member at Blackrock, Inc.	None
Patrick J. Talamantes, 57 Trustee since 2019, Member of Audit Committee	President of Talamantes Strategies, a management consulting firm, since 2018; until 2017, President and Chief Executive Officer of The McClatchy Company, Sacramento, CA (news and media company).	None
Owen D. Van Essen, 67 Trustee since 2004, Lead Independent Trustee, Member of Audit Committee and Governance & Nominating Committee	President of Dirks, Van Essen & April, Santa Fe, New Mexico (newspaper mergers and acquisitions).	None
James W. Weyhrauch, 62 Trustee since 1996, Chair of Operations Risk Oversight Committee, Member of Audit Committee	Real estate broker, Santa Fe Properties, Santa Fe, NM; General Partner, Investments of Genext LLC (a family investment partnership); until 2019, Vice Chairman of Nambe LLC, Santa Fe, NM (manufacturing and design company).	None
22   |  Annual Report

Trustees and Officers, Continued
Thornburg Capital Management Fund  |  September 30, 2021 (Unaudited)
NAME, AGE, YEAR ELECTED POSITION HELD WITH FUND	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	OTHER DIRECTORSHIPS HELD BY TRUSTEE
OFFICERS OF THE FUND (WHO ARE NOT TRUSTEES)(1)
Nimish Bhatt, 58 Chief Financial Officer since 2019, Treasurer 2016-2019, Secretary 2018-2019(6)	Chief Financial Officer and Treasurer of Thornburg Investment Management, Inc. and Thornburg Securities Corporation since 2016, and Secretary of Thornburg Securities Corporation since 2018; Interested Trustee for Thornburg Income Builder Opportunities Trust since 2020; Senior Vice President (2004-2016), Chief Financial Officer (2011-2016), and Head of Fund Administration (2011- 2016) of Calamos Asset Management, Inc., Calamos Investments LLC, Calamos Advisors LLC, and Calamos Wealth Management; Director of Calamos Global Funds plc (2007-2016).	Not applicable
Jason Brady, 47 President since 2016(6)	Director since 2017, CEO and President since 2016, and Portfolio Manager and Managing Director of Thornburg Investment Management, Inc.; Vice President of Thornburg Securities Corporation.	Not applicable
Randy Dry, 47 Vice President since 2014	Managing Director, Director of Institutional Group from 2014-2016, and since 2016, Chief Administrative Officer of Thornburg Investment Management, Inc.	Not applicable
John Hackett, 55 Vice President since 2020	Chief Marketing Officer, Thornburg Investment Management, Inc. (since 2020); Global Head of Product Marketing, Northern Trust Asset Management (2016-2020); Principal and Head of Marketing and Business Development, The Townsend Group (2013-2016).	Not applicable
Curtis Holloway, 54 Treasurer since 2019(6)	Director of Fund Administration since 2019 of Thornburg Investment Management, Inc.; Senior Vice President, Head of Fund Administration (2017-2019) and Vice President, Fund Administration (2010-2017) of Calamos Investments, and Chief Financial Officer (2017-2019) and Treasurer (2010-2019) of Calamos Funds.	Not applicable
Ben Kirby, 41 Vice President since 2014	Head of Investments since 2019, and Portfolio Manager and Managing Director since 2013, of Thornburg Investment Management, Inc.; Interested Trustee for Thornburg Income Builder Opportunities Trust since 2020.	Not applicable
Jeff Klingelhofer, 40 Vice President since 2016	Head of Investments since 2019, Portfolio Manager and Managing Director since 2015, Associate Portfolio Manager from 2012-2015, of Thornburg Investment Management, Inc.	Not applicable
Ponn Lithiluxa, 50, Assistant Treasurer since 2020; Vice President 2017-2020	Manager, Tax & Fund Administration of Thornburg Investment Management, Inc.; Senior Vice President, Citi Fund Services, Inc. (2014-2017); Vice President, Citi Fund Services, Inc. (2007-2014)	Not applicable
Natasha Rippel, 39 Secretary since 2021(6)	Director of Fund Operations since 2021, Supervisor of Fund Operations (2017-2021), and Senior Associate of Fund Operations (2015-2017) of Thornburg Investment Management, Inc.	Not applicable
Stephen Velie, 54 Chief Compliance Officer since 2009	Chief Compliance Officer of Thornburg Investment Trust and Thornburg Investment Management, Inc.	Not applicable

(1)	Each person’s address is 2300 North Ridgetop Road, Santa Fe, New Mexico 87506.
(2)	The Trust is organized as a Massachusetts business trust, and currently comprises a complex of 21 separate investment “Funds” or “series.” Thornburg Investment Management, Inc. is the investment advisor to, and manages, the 21 Funds of the Trust. Each Trustee oversees the 21 Funds of the Trust.
(3)	The Bylaws of the Trust currently require that each Independent Trustee shall retire by the end of the calendar year during which the Trustee reached the age of 75 years. Otherwise each Trustee serves in office until the election and qualification of a successor or until the Trustee sooner dies, resigns, retires or is removed.
(4)	Mr. Thornburg is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and controlling shareholder of Thornburg Investment Management, Inc. the investment advisor to the 21 active Funds of the Trust and 1 active closed-end Fund, and is the sole director and controlling shareholder of Thornburg Securities Corporation, the distributor of shares of the Trust.
(5)	Mr. McMahon is considered an “interested” Trustee under the Investment Company Act of 1940 because he is a director and the chief investment strategist of Thornburg Investment Management, Inc.
(6)	The Trust’s president, chief financial officer, secretary and treasurer each serves a one-year term or until the election and qualification of a successor; each other officer serves at the pleasure of the Trustees.
The Statement of Additional Information for each Fund of the Trust includes additional information about the Trustees and is available, without charge and upon request, by calling 1-800-847-0200.
Annual Report  |  23

Other Information
September 30, 2021 (Unaudited)
PORTFOLIO PROXY VOTING
Policies and Procedures:
The Trust has delegated to the Advisor voting decisions respecting proxies for the Fund’s voting securities. The Advisor makes voting decisions in accordance with its Proxy Voting Policy and Procedures. A description of the Policy and Procedures is available (i) without charge, upon request, by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
Information regarding how proxies were voted is available on or before August 31 of each year for the twelve months ending the preceding June 30. This information is available (i) without charge, upon request by calling the Advisor toll-free at 1-800-847-0200, (ii) on the Thornburg website at www.thornburg.com, and (iii) on the U.S. Securities and Exchange Commission’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Fund files with the Securities and Exchange Commission schedules of its portfolio holdings on Form N-PORT EX for the first and third quarters of each fiscal year. The Fund’s Form N-PORT EX are available on the Commission’s website at www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund also makes this information available on its website at www.thornburg.com/download or upon request by calling 1-800-847-0200.
STATEMENT RESPECTING RENEWAL OF INVESTMENT ADVISORY AGREEMENT
Thornburg Investment Management, Inc. (the “Advisor”) provides investment management services to the Thornburg Capital Management Fund pursuant to an investment advisory agreement (the “Agreement”). The Board of Trustees (the “Trustees”) consider the renewal of the Agreement annually, and most recently determined to renew the Agreement on September 14, 2021.
The information below summarizes certain factors considered by the Trustees in connection with the determination to renew the Agreement. In determining to renew the Agreement, the Trustees considered a wide range of information and did not identify any single factor as controlling, and this summary does not describe all of the factors and other matters considered by the Trustees in making their determination.
Nature, Extent, and Quality of Services. The Trustees considered in their evaluation of the Agreement the written and oral reports provided to the Trustees and their standing committees throughout the year on a wide variety of topics by personnel from the Advisor’s portfolio management, administration, operations, and compliance staffs. The Trustees also considered in this evaluation the presentations and explanations made by representatives of the Advisor in meeting sessions scheduled for consideration of the renewal of the Agreement. The Trustees further noted in their evaluation the consideration they had given to a number of topics in previous years, reports from their standing committees, and advice received from counsel.
Information noted by the Trustees as having been considered in relation to the nature, extent, and quality of services provided by the Advisor under the Agreement and contributing (together with other information considered) to their conclusions respecting the nature, extent, and quality of the services rendered to the Fund by the Advisor included: (1) reports from the Advisor throughout the year demonstrating that the Fund was managed in conformity with stated strategies and objectives and conformed to investment restrictions and limitations; (2) reports demonstrating that management of the Fund remained faithful and competent, and demonstrating sufficient skill by portfolio managers in executing the Fund’s strategies in varying environments, managers’ cognizance of, and strategies to pursue, the Fund’s objective and address pertinent market and economic trends and conditions, the evaluation and selection of individual investments, management of the Fund’s liquidity requirements, and other factors; (3) the Fund’s achievement of its investment objective over different periods of time; (4) presentations by, and interactions with, members of the Advisor’s fund administration, trading, operations, and compliance staffs; (5) reports from standing committees of the Trustees on their respective proceedings throughout the year, including particularly interactions with the Advisor’s personnel; (6) the sufficiency of the resources the Advisor devotes to the services it provides to the Fund, including the expertise of its personnel and staffing levels and its enhancements to the electronic systems it utilizes in providing these services, and the Advisor’s own financial management and sufficiency of its resources; (7) steps taken by the Advisor to improve its investment management process, including the hiring of new investment personnel to support the investment management function, plans to add other investment personnel in the future, efforts to increase the diversity of backgrounds and experiences among its investment personnel, and the increased integration of risk management procedures into the investment process; and (8) steps taken by the Advisor to respond to challenges presented by the ongoing COVID-19 pandemic, including steps taken to facilitate continued collaboration among the Advisor’s personnel notwithstanding the fact that most personnel have been working remotely. As in past years, the Trustees noted particularly their assessments of the Advisor’s personnel developed in formal and informal meetings throughout the year, measures to expand and improve the depth and experience of the Advisor’s staff, and the Advisor’s collaborative approach to investment management,
24   |  Annual Report

Other Information, Continued
September 30, 2021 (Unaudited)
continued commitment to observance of compliance and regulatory requirements in managing investments by the Fund, responsiveness to the Trustees, and other factors and circumstances.
Based upon these and other considerations, the Trustees concluded that the Advisor’s management of the Fund’s investments continued to conform to the Fund’s stated objective and policies, and that the nature, extent, and quality of the services provided to the Fund by the Advisor remained sufficient.
Investment Performance. Dividend distribution and other information received by the Trustees respecting the investments by the Fund was viewed as consistent with expectations respecting the Fund’s investment performance in view of current market conditions.
Comparisons of Fee and Expense Levels. The Trustees did not consider fee levels because the Advisor does not charge fees to the Fund. Expense levels were consistent with expectations.
Costs and Profitability of Advisor. The Trustees did not consider the profitability of the Advisor in reviewing the Agreement, because the Advisor does not charge fees to the Fund under that Agreement.
Potential Economies of Scale. The Trustees did not consider any economies of scale potentially available to the Fund in reviewing the Agreement, because the Advisor does not receive a fee from the Fund under that Agreement.
Potential Ancillary Benefits. The Trustees did not identify any collateral benefits to the Advisor because of its relationship to the Fund.
Summary of Conclusions. The Trustees concluded that the general nature, extent, and quality of the Advisor’s services performed under the Agreement remained sufficient, the Advisor had continued to actively and competently pursue the Fund’s stated investment objective and adhere to the Fund’s investment policies, and that the Fund’s investment performance remained satisfactory in the context of its objective and strategies. The Trustees further concluded that the level of the Fund’s expenses was reasonable. The Trustees accordingly determined to renew the Agreement for an additional term of one year for the Fund.
Annual Report  |  25

Trustees’ Statement to Shareholders (Unaudited)
Revised and Readopted September 14, 2021
The Trustees believe current and prospective shareholders should know how we discharge our responsibilities in supervising the Funds’ investment advisor and in reviewing the advisor’s contract for renewal. Since 2005, we have issued a statement which sets out clearly the three principal guidelines that we follow in supervising the Trust’s investment advisor on your behalf. In accordance with our customary practice, in September of this year we again reviewed our statement and concluded we should reissue this statement outlining the principal features of our supervision of the advisor’s performance of investment management services for the Funds.
We begin with the premise that each shareholder selected his or her Fund because its investments are managed by the investment advisor identified in the prospectus and in accordance with the objective and policies described in the prospectus. We realize, as each of you do, that if you believe that your Fund’s stated objective and policies no longer serve your personal investment goals, you can sell your shares and leave the Fund.
Therefore, we believe that our primary supervisory task – our principal obligation to you – is to assess the nature and quality of the advisor’s services, and to confirm that the advisor actively and competently pursues the Fund’s objective, in accordance with the policies set out in the prospectus. To do this, we meet regularly with management to review your Fund’s portfolio and to discuss the advisor’s specific actions and judgments in pursuing the Fund’s objective. We do not substitute our own judgment for the advisor’s decisions in selecting investments; the advisor is paid to exercise its informed judgment on investment decisions, and we seek to confirm, in reviewing the advisor’s performance, that the advisor is doing just that.
Second, we are conscious of costs and the effect that costs have on shareholders’ returns. We try to make sure that your Fund’s fees and costs are reasonable in relationship to the services rendered and that they are generally in line with those charged by other expert investment advisors, consistent with our belief that the Fund’s investors searched for and expect that expertise and attention and have decided to pay a reasonable price for it. We do not put the management contract “out to bid” as a matter of course, and we would not do so unless we had concluded that the advisor materially had failed to pursue the Fund’s objectives in accordance with its policies, or for other equally important reasons. We believe that any other approach would be inconsistent with your interests and contrary to your expectations when you bought shares of the Fund in the first place.
Finally, because we believe that most Thornburg Fund shareholders have invested with a long-term perspective, we try not to focus too much on the fashions of the moment and on short-term performance. The market will not favor any specific investment objective or set of policies at all times and under all economic circumstances. A fund will experience periods of both high and low returns relative to other funds and other investments. Even if one of our Funds is not favored by the market at a particular time, we believe that the advisor is nonetheless obliged to remain true to the Fund’s objective and policies, and we watch to see that it does so.
[This statement is submitted for the general information of the shareholders of Thornburg Investment Trust. For prospective investors in any fund of Thornburg Investment Trust, this communication must be preceded or accompanied by a prospectus. You may obtain a current copy of the Funds’ prospectus, which describes the Funds’ management fees, expenses and risks, by calling 1-800-847-0200. Please read the prospectus carefully before investing.]
Thornburg Investment Trust
2300 North Ridgetop Road
Santa Fe, NM 87506
505.984.0200 Tel
505.992.8681 Fax
www.thornburg.com
26  |  Annual Report

Thornburg Funds
Thornburg Investment Management is a privately-owned global investment firm that offers a range of solutions for retail and institutional investors. Founded in 1982 and headquartered in Santa Fe, New Mexico, we manage approximately $46.2 billion (as of September 30, 2021) across U.S. mutual funds, separate accounts for high-net-worth investors, institutional accounts, and UCITS funds for non-U.S. investors.
The fund outlined in this report is one of many equity and fixed-income products available from Thornburg Investment Management.
MULTI ASSET
■	Thornburg Investment Income Builder Fund
■	Thornburg Income Builder Opportunities Trust
■	Thornburg Summit Fund
GLOBAL EQUITY
■	Thornburg Global Opportunities Fund
INTERNATIONAL EQUITY
■	Thornburg International Equity Fund
■	Thornburg Better World International Fund
■	Thornburg International Growth Fund
■	Thornburg Developing World Fund
U.S. EQUITY
■	Thornburg Small/Mid Cap Core Fund
■	Thornburg Small/Mid Cap Growth Fund
TAXABLE FIXED INCOME
■	Thornburg Limited Term U.S. Government Fund
■	Thornburg Limited Term Income Fund
■	Thornburg Ultra Short Income Fund
■	Thornburg Strategic Income Fund
MUNICIPAL
■	Thornburg Short Duration Municipal Fund
■	Thornburg Limited Term Municipal Fund
■	Thornburg California Limited Term Municipal Fund
■	Thornburg New Mexico Intermediate Municipal Fund
■	Thornburg New York Intermediate Municipal Fund
■	Thornburg Intermediate Municipal Fund
■	Thornburg Strategic Municipal Income Fund
Before investing, carefully consider the Fund’s investment goals, risks, charges, and expenses. For a prospectus or summary prospectus containing this and other information, contact your financial advisor or visit thornburg.com. Read it carefully before investing.
For additional information, please visit thornburg.com
Thornburg Investment Management, Inc. 2300 North Ridgetop Road, Santa Fe, NM 87506
Annual Report  |  27

To receive shareholder reports, prospectuses, and proxy statements electronically, go to www.thornburg.com/edelivery.
This Annual Report is submitted for the general information of shareholders of the Fund. It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
Investment Advisor:
Thornburg Investment Management®
800.847.0200
Distributor:
Thornburg Securities Corporation®
800.847.0200	TH3477

Item 2. Code of Ethics

Thornburg Investment Trust (the “Trust”) has adopted a code of ethics described in Item 2 of Form N-CSR. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Trustees of the Trust have determined that four members of the Trust’s audit committee, Sally Corning, James Weyhrauch, Susan Dubin, and Patrick Talamantes, are each audit committee financial experts as defined in Item 3 of Form N-CSR. Ms. Corning, Mr. Weyhrauch, Ms. Dubin, and Mr. Talamantes are each independent for purposes of Item 3 of Form N-CSR. The Trustees’ determinations in this regard were based upon their current understandings of the definition of “audit committee financial expert” and current interpretations of the definition. The Trustees call attention to the lack of clarity in the definition, and that shareholders and prospective investors may wish to evaluate independently this definition and the qualifications of the Trust’s audit committee. The definition of “audit committee financial expert,” together with comments on the definition, is set forth in the Securities and Exchange Commission’s website (www.sec.gov).

Item 4. Principal Accountant Fees and Services

Audit Fees

The aggregate fees billed to the Trust in each of the last two fiscal years for the audit of the Trust’s financial statements and for services that are normally provided by PricewaterhouseCoopers LLP, registered independent public accounting firm (“PWC”), in connection with statutory and regulatory filings or requirements for those fiscal years are set out below.

	Year Ended September 30, 2020	Year Ended September 30, 2021
Thornburg Investment Trust	$804,919	$861,506

Audit-Related Fees

The fees billed to the Trust by PWC in each of the last two fiscal years for assurance and related services that are reasonably related to the audit or review of the Trust’s financial statements (and that are not reflected in “Audit Fees,” above) are set out below.

	Year Ended September 30, 2020	Year Ended September 30, 2021
Thornburg Investment Trust	$5,000	$49,989

Tax Fees

The fees billed to the Trust by PWC in each of the last two fiscal years for professional services rendered by PWC for tax compliance, tax advice or tax planning, including amounts paid in connection with filing foreign tax reclaims, are set out below.

	Year Ended September 30, 2020	Year Ended September 30, 2021
Thornburg Investment Trust	$551,290	$783,915

All Other Fees

The fees billed to the Trust by PWC in each of the last two fiscal years for all other services rendered by PWC to the Trust are set out below.

	Year Ended September 30, 2020	Year Ended September 30, 2021
Thornburg Investment Trust	$13,855	$650

The figure shown under All Other Fees for the year ended September 30, 2020 includes amounts from out of pocket expenses during the 2019 annual audit. The figure shown under All Other Fees for the year ended September 30, 2021 includes amounts from out of pocket expenses during the 2020 annual audit.

PWC performs no services for the investment advisor, the Funds’ principal underwriter or any other person controlling, controlled by, or under common control with the investment advisor which provides ongoing services to the Funds.

Audit Committee Pre-Approval Policies and Procedures

As of September 30, 2021, the Trust’s Audit Committee has not adopted pre-approval policies and procedures.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Filed as part of the reports to shareholders filed under item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The authority to consider candidates recommended by the shareholders in accordance with the Trust’s Procedures for Shareholder Communications is committed to the Governance and Nominating Committee.

Item 11. Controls and Procedures

(a) The principal executive officer and the principal financial officer have concluded that the Trust’s disclosure controls and procedures provide reasonable assurance that material information relating to the Trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There was no change in the Trust’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report (that is, the registrant’s fourth fiscal quarter) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable.

Item 13. Exhibits

(a) (1)	Code of Business Conduct and Ethics.

(a) (2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 70.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a) (3)	Not Applicable

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 70.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Thornburg Investment Trust, in respect of the following Thornburg Funds: Short Duration Municipal Fund, Limited Term Municipal Fund, California Limited Term Municipal Fund, Intermediate Municipal Fund, New Mexico Intermediate Municipal Fund, New York Intermediate Municipal Fund, Ultra Short Income Fund, Limited Term U.S. Government Fund, Limited Term Income Fund, Small/Mid Cap Core Fund, International Equity Fund, Small/Mid Cap Growth Fund, Investment Income Builder Fund, Global Opportunities Fund, International Growth Fund, Strategic Income Fund, Strategic Municipal Income Fund, Developing World Fund, Better World International Fund, Capital Management Fund, and Summit Fund.

By:	/s/ Jason H. Brady
Jason H. Brady
President and principal executive officer

Date:	11/24/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jason H. Brady
Jason H. Brady
President and principal executive officer

Date:	11/24/2021

By:	/s/ Nimish Bhatt
Nimish Bhatt
Treasurer and principal financial officer

Date:	11/24/2021